UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 7

Statement of Operations Page 7

Statements of Changes in Net Assets Page 8

Financial Highlights Page 9

Notes to the Financial Statements Page 10

Report of Independent Registered Public Accounting Firm Page 17

Other Information Page 18

Approval of Investment Advisory and Subadvisory Agreements Page 19

Information about the Board of Trustees and Officers Page 22

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® DFA Five-Year Global Fixed Income Fund (the “Fund”) returned (1.66)%. That compared to a (0.80)% total return for its benchmark, the FTSE World Government Bond Index, 1-5 Years, Currency Hedged in USD Terms.1

In global developed markets, yield curves were generally upwardly sloped, suggesting positive expected term premiums. Interest rates generally increased during the year. As a result, realized term premiums were generally negative across global developed markets, with longer-term bonds underperforming their shorter-term counterparts. Credit spreads also narrowed during the year, suggesting smaller expected credit premiums. Realized credit premiums, however, were generally positive across global developed markets.

The Fund underperformed its benchmark during the period. In response to upward-sloping yield curves, the Fund increased its duration during the period. This longer duration detracted from relative performance, as interest rates increased during the year and longer-term bonds underperformed shorter-term bonds. The Fund was also underweight euro-denominated bonds relative to the benchmark. This underweight position detracted from the Fund’s relative performance as euro-denominated bonds generally outperformed other foreign counterparts in the benchmark during the period.

The Fund’s average exposure to short-term bonds, specifically during the first half of the year, was above that of its benchmark during the period. This overweight position contributed positively to relative performance, as shorter-term bonds outperformed longer-term bonds during the period. Overweight positions in British pound and Canadian dollar-denominated bonds, which performed well during the period, also contributed positively to the Fund’s performance.

The Fund used currency forward contracts to hedge its foreign currency exposure during the period. Given that the Fund’s benchmark index is also currency hedged, this strategy did not affect the Fund’s relative performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and to seek to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund	(1.66)%	0.78%	1.02%	0.81%
FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	(0.80)%	2.07%	1.89%	1.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.93%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that is designed to measure the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the FTSE (Non-USD) World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indexes, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$984.40	$4.15	0.83%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.02	$4.23	0.83%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Yankee Debt Obligations	49.4%

Foreign Bonds	19.5

U.S. Treasury Obligations	17.6

Corporate Bonds	12.6

Short-Term Security Held as Collateral for Securities on Loan	1.7

Unaffiliated Investment Company	1.1

Total Investment Securities	101.9

Net other assets (liabilities)	(1.9)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds (12.6%):
Capital Markets (1.2%):
$2,250,000	National Securities Clearing Corp., 0.75%, 12/7/25, Callable 11/7/25 @ 100^	$2,192,449
3,000,000	National Securities Clearing Corp., 0.75%, 12/7/25, Callable 11/7/25 @ 100^(a)	2,923,266

		5,115,715

Diversified Financial Services (1.3%):
5,144,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	5,493,936

Food & Staples Retailing (0.8%):
3,600,000	Walmart, Inc., 1.05%, 9/17/26, Callable 8/17/26 @ 100	3,565,397

Food Products (0.6%):
2,550,000	Nestle Holdings, Inc., 0.63%, 1/15/26, Callable 12/15/25 @ 100(a)	2,470,427

Household Products (1.1%):
4,827,000	Procter & Gamble Co. (The), 1.00%, 4/23/26	4,778,320

Internet & Direct Marketing Retail (1.8%):
7,800,000	Amazon.com, Inc., 1.00%, 5/12/26, Callable 4/12/26 @ 100	7,717,531

IT Services (0.4%):
1,400,000	Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	1,494,018

Oil, Gas & Consumable Fuels (0.3%):
1,000,000	Chevron Corp., 2.95%, 5/16/26, Callable 2/16/26 @ 100	1,058,111

Pharmaceuticals (2.2%):
1,000,000	Johnson & Johnson, 0.55%, 9/1/25, Callable 8/1/25 @ 100	977,573
2,200,000	Merck & Co., Inc., 0.75%, 2/24/26, Callable 1/24/26 @ 100^	2,152,152
2,000,000	Novartis Capital Corp., 3.00%, 11/20/25, Callable 8/20/25 @ 100	2,115,690
1,754,000	Roche Holdings, Inc., 0.99%, 3/5/26, Callable 2/5/26 @ 100(a)	1,723,784
2,200,000	Roche Holdings, Inc., 2.63%, 5/15/26, Callable 2/15/26 @ 100(a)	2,298,516

		9,267,715

Technology Hardware, Storage & (0.4%):
2,000,000	Apple, Inc., 2.51%, 8/19/24, Callable 6/19/24 @ 100	1,620,114

Technology Hardware, Storage & Peripherals (2.5%):
3,376,000	Apple, Inc., 0.70%, 2/8/26, Callable 1/8/26 @ 100	3,298,372
6,701,000	Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	7,166,204

		10,464,576

Total Corporate Bonds (Cost $53,492,690)		53,045,860

Foreign Bonds (19.5%):
(1.7%):
4,500,000	New Zealand Local Government Funding Agency Bond, 2.25%, 4/15/24+	3,081,338
500,000	New Zealand Local Government Funding Agency Bond, 2.75%, 4/15/25+	345,007
4,000,000	Queensland Treasury Corp., 3.25%, 7/21/26+(a)	3,132,096
500,000	South Australian Government Financing Authority, 3.00%, 7/20/26+	387,686

		6,946,127

Principal Amount		Value
Foreign Bonds, continued
Banks (3.2%):
$3,000,000	Australia & New Zealand Banking Group, Ltd., 0.79%(BBSW3M+76bps), 1/16/25, MTN+	$2,203,868
600,000	Nordic Investment Bank, 3.40%, 2/6/26, MTN+	465,507
8,000,000	Royal Bank of Canada, 4.93%, 7/16/25+	7,037,445
600,000	Toronto-Dominion Bank (The), 1.03%(BBSW3M+100bps), 7/10/24+	442,646
2,000,000	Westpac Banking Corp., 1.18%(BBSW3M+114bps), 4/24/24, MTN+	1,481,422
2,400,000	Westpac Banking Corp., 4.13%, 6/4/26, MTN+	1,899,753

		13,530,641

Capital Markets (1.3%):
1,000,000	Canada Housing Trust NO 1, 1.25%, 6/15/26+(a)	781,831
3,500,000	International Finance Corp., 3.20%, 7/22/26, MTN+	2,712,223
2,600,000	PSP Capital, Inc., 0.90%, 6/15/26+	1,999,356

		5,493,410

Diversified Financial Services (0.5%):
9,000,000	European Investment Bank, 0.75%, 9/9/24, MTN+	1,001,206
500,000	Kreditanstalt fuer Wiederaufbau, 3.20%, 9/11/26, MTN+	387,857
1,100,000	Landwirtschaftliche Rentenbank, 4.75%, 5/6/26, MTN+	902,358

		2,291,421

Sovereign Bond (12.8%):
1,000,000	Asian Development Bank, 0.50%, 5/5/26, MTN+	691,372
9,000,000	Australia Government Bond, 0.25%, 11/21/25+	6,302,671
4,400,000	Australia Government Bond, 4.25%, 4/21/26+	3,598,100
1,000,000	Australia Government Bond, 0.50%, 9/21/26+	699,649
300,000	Inter-American Development Bank, 2.75%, 10/30/25, MTN+	227,979
277,000	Inter-American Development Bank, 4.40%, 1/26/26+	243,752
300,000	Inter-American Development Bank, 4.25%, 6/11/26, MTN+	241,962
1,000,000	Inter-American Development Bank, 1.00%, 6/29/26+	770,873
1,400,000	International Bank for Reconstruction & Development, 0.63%, 1/14/26+	1,068,773
2,500,000	International Bank for Reconstruction & Development, 0.50%, 5/18/26, MTN+	1,725,210
9,200,000	New South Wales Treasury Corp., 4.00%, 5/20/26+	7,408,062
2,000,000	New Zealand Government Bond, 0.50%, 5/15/24+	1,323,244
4,450,000	New Zealand Government Bond, 0.50%, 5/15/26+	2,829,936
12,000,000	Province of Alberta Canada, 2.20%, 6/1/26+	9,740,038
2,000,000	Province of British Columbia Canada, 2.30%, 6/18/26+	1,634,725
2,300,000	Province of Manitoba Canada, 2.55%, 6/2/26+	1,893,918
2,000,000	Province of Ontario Canada, 2.40%, 6/2/26+	1,637,856
2,000,000	Province of Ontario Canada, 1.35%, 9/8/26+	1,559,662
7,000,000	Province of Quebec Canada, 2.50%, 9/1/26+	5,770,794
1,500,000	Singapore Government Bond, 2.13%, 6/1/26+	1,152,872
4,200,000	Treasury Corp. of Victoria, 0.50%, 11/20/25, MTN+	2,948,762

		53,470,210

Total Foreign Bonds (Cost $84,811,644)		81,731,809

Yankee Debt Obligations (49.4%):
Banks (9.3%):
1,000,000	Bank of New Zealand, 1.00%, 3/3/26(a)	972,504
2,400,000	Commonwealth Bank of Australia, 1.13%, 6/15/26(a)	2,353,634

See accompanying notes to the financial statements.

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Banks, continued
$400,000	Dexia Credit Local SA, 1.13%, 4/9/26(a)	$394,863
3,850,000	Dexia Credit Local SA, 1.13%, 4/9/26	3,800,554
3,540,000	Kreditanstalt fuer Wiederaufbau, 0.63%, 1/22/26	3,453,373
1,000,000	National Australia Bank, Ltd./New York, 3.38%, 1/14/26	1,076,757
3,000,000	Nordea Bank Abp, 0.75%, 8/28/25(a)	2,924,919
1,000,000	Nordic Investment Bank, 0.50%, 1/21/26^	969,853
2,000,000	Oesterreichische Kontrollbank AG, 0.38%, 9/17/25	1,938,536
2,000,000	Oesterreichische Kontrollbank AG, 0.50%, 2/2/26, MTN	1,937,706
2,000,000	Skandinaviska Enskilda Banken AB, 0.85%, 9/2/25(a)	1,956,200
7,100,000	Skandinaviska Enskilda Banken AB, 1.20%, 9/9/26(a)	6,964,028
3,860,000	Toronto-Dominion Bank (The), 0.75%, 1/6/26, MTN	3,729,316
19,000	Toronto-Dominion Bank (The), 1.20%, 6/3/26	18,664
1,891,000	Westpac Banking Corp., 2.35%, 2/19/25	1,951,866
1,000,000	Westpac Banking Corp., 2.85%, 5/13/26	1,055,113
3,490,000	Westpac Banking Corp., 1.15%, 6/3/26	3,434,111

		38,931,997

Capital Markets (0.6%):
2,681,000	PSP Capital, Inc., 1.00%, 6/29/26(a)	2,630,335

Diversified Financial Services (20.3%):
6,200,000	Agence Francaise de Developpement Epic, 0.63%, 1/22/26, MTN	6,041,528
2,894,000	Bng Bank NV, 0.50%, 11/24/25, MTN	2,813,315
668,000	Bng Bank NV, 0.88%, 5/18/26, MTN	656,343
1,000,000	BNG Bank NV, 2.38%, 3/16/26	1,042,680
7,300,000	BNG Bank NV, 0.88%, 5/18/26(a)	7,172,674
7,100,000	Caisse d’Amortissement de la Dette Sociale, 0.63%, 2/18/26	6,917,622
400,000	Caisse d’Amortissement de la Dette Sociale, 0.63%, 2/18/26(a)	389,725
9,650,000	Cppib Capital, Inc., 0.88%, 9/9/26(a)	9,405,546
12,177,000	European Bank for Reconstruction & Development, 0.50%, 1/28/26^	11,817,462
7,413,000	European Investment Bank, 0.38%, 3/26/26	7,141,781
2,900,000	Finnvera Oyj, 1.13%, 10/27/26(a)	2,866,131
648,000	Kommunalbanken AS, 0.38%, 9/11/25	628,860
1,000,000	Kommunalbanken AS, 0.50%, 1/13/26, MTN	971,169
4,800,000	Kommunalbanken AS, 1.13%, 10/26/26(a)	4,752,830
4,758,000	Kommunekredit, 0.50%, 1/28/26, MTN	4,616,117
9,600,000	Landwirtschaftliche Rentenbank, 0.88%, 3/30/26	9,437,520
1,894,000	Nrw Bank, 0.88%, 3/9/26, MTN	1,862,406
6,750,000	Ontario Teachers’ Finance Trust, 0.88%, 9/21/26(a)	6,562,742
390,000	Shell International Finance BV, 2.88%, 5/10/26	413,975

		85,510,426

Oil, Gas & Consumable Fuels (1.0%):
4,000,000	Equinor ASA, 1.75%, 1/22/26, Callable 12/22/25 @ 100	4,027,116

Sovereign Bond (18.2%):
6,050,000	African Development Bank, 0.88%, 3/23/26	5,955,426
5,400,000	African Development Bank, 0.88%, 7/22/26	5,299,749
4,200,000	Asian Development Bank, 0.50%, 2/4/26, MTN	4,078,834
7,700,000	Asian Development Bank, 1.00%, 4/14/26	7,621,152
7,687,000	Asian Infrastructure Investment Bank (The), 0.50%, 1/27/26	7,457,312

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$4,000,000	Canada Government International Bond, 0.75%, 5/19/26	$3,908,984
9,850,000	Inter-American Development Bank, 0.88%, 4/20/26, MTN	9,689,287
489,000	Inter-American Investment Corp., 0.63%, 2/10/26, MTN	475,778
4,100,000	Kuntarahoitus OYJ, 0.63%, 3/20/26, MTN	3,987,521
7,200,000	Province of British Columbia Canada, 0.90%, 7/20/26	7,055,618
3,650,000	Province of Ontario Canada, 0.63%, 1/21/26	3,545,198
5,800,000	Province of Ontario Canada, 1.05%, 4/14/26	5,712,049
5,200,000	SFIL SA, 0.63%, 2/9/26, MTN	5,055,440
6,300,000	State of North Rhine-Westphalia Germany, 1.00%, 4/21/26, MTN	6,222,321

		76,064,669

Total Yankee Debt Obligations (Cost $210,477,916)		207,164,543

U.S. Treasury Obligations (17.6%):
U.S. Treasury Notes (17.6%)
4,000,000	2.25%, 3/31/26	4,173,750
13,750,000	0.75%, 3/31/26	13,494,336
16,500,000	0.75%, 4/30/26	16,180,312
5,000,000	2.38%, 4/30/26	5,246,875
19,000,000	1.63%, 5/15/26	19,329,531
15,500,000	0.75%, 5/31/26	15,190,000

		73,614,804

Total U.S. Treasury Obligations (Cost $74,776,631)		73,614,804

Short-Term Security Held as Collateral for Securities on Loan (1.7%):
7,029,690	BlackRock Liquidity FedFund, Institutional Class , 0.03%(b)(c)	7,029,690

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $7,029,690)		7,029,690

Shares		Value
Unaffiliated Investment Company (1.1%):
Money Markets (1.1%):
4,647,557	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	$4,647,557

Total Unaffiliated Investment Company (Cost $4,647,557)		4,647,557

Total Investment Securities (Cost $435,236,128) — 101.9%(d)		427,234,263
Net other assets (liabilities) — (1.9)%		(8,113,843)

Net Assets — 100.0%		$419,120,420

Percentages indicated are based on net assets as of December 31, 2021.

BBSW3M—3 Month Bank Bill Swap Rate

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $6,841,793.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2021

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

(Unaudited)

Country	Percentage

Australia	9.3%
Austria	0.9%
Canada	17.6%
Denmark	1.1%
Finland	2.3%
France	5.3%
Germany	5.2%
Netherlands	2.8%
New Zealand	2.0%
Norway	2.4%
Singapore	0.3%
Supernational	16.3%
Sweden	2.1%
United States	32.4%

100.0%

Forward Currency Contracts

At December 31, 2021, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Canadian Dollar	3,512,784	U.S. Dollar	2,735,372	BNY Mellon	1/5/22	$41,975
Canadian Dollar	30,061,561	U.S. Dollar	23,657,795	HSBC	1/5/22	110,073
U.S. Dollar	34,976,652	Canadian Dollar	44,175,340	State Street	1/5/22	49,866
Canadian Dollar	9,526,840	U.S. Dollar	7,454,832	State Street	1/5/22	77,468
U.S. Dollar	1,214,537	Australian Dollar	1,634,993	HSBC	1/7/22	25,218
U.S. Dollar	434,846	Australian Dollar	587,643	State Street	1/7/22	7,385
U.S. Dollar	345,822	Australian Dollar	467,175	State Street	1/7/22	5,992
Norwegian Krone	1,529,399	U.S. Dollar	170,944	Bank of America	1/20/22	2,733
Norwegian Krone	1,950,849	U.S. Dollar	219,620	Barclays Bank	1/20/22	1,915
Norwegian Krone	1,042,449	U.S. Dollar	115,882	HSBC	1/20/22	2,497
U.S. Dollar	1,598,734	Norwegian Krone	13,402,402	HSBC	1/20/22	76,776
U.S. Dollar	809,719	Canadian Dollar	1,002,759	State Street	1/26/22	16,893
U.S. Dollar	7,569,938	New Zealand Dollar	11,031,180	Citigroup	2/3/22	20,753

						$439,544

Canadian Dollar	502,452	U.S. Dollar	398,380	Bank of America	1/5/22	(1,121)
Canadian Dollar	571,703	U.S. Dollar	462,221	Bank of America	1/5/22	(10,209)
U.S. Dollar	7,103,477	Canadian Dollar	8,986,318	BNY Mellon	1/26/22	(1,503)
U.S. Dollar	35,523,128	Australian Dollar	49,333,429	BNY Mellon	2/1/22	(365,457)
U.S. Dollar	4,235,724	Canadian Dollar	5,473,877	Bank of America	2/2/22	(92,144)
U.S. Dollar	23,561,644	Canadian Dollar	29,940,801	HSBC	2/9/22	(110,417)
U.S. Dollar	1,140,325	Singapore Dollar	1,560,510	HSBC	3/11/22	(17,503)

						$(598,354)

Total Net Forward Currency Contracts						$(158,810)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$439,544	$(598,354)

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$435,236,128

Investment securities, at value(a)	$427,234,263
Interest and dividends receivable	1,416,822
Foreign currency, at value (cost $55,170)	55,909
Unrealized appreciation on forward currency contracts	439,544
Receivable for capital shares issued	1,463
Prepaid expenses	2,012

Total Assets	429,150,013

Liabilities:
Unrealized depreciation on forward currency contracts	598,354
Payable for investments purchased	2,045,429
Payable for capital shares redeemed	43
Payable for collateral received on loaned securities	7,029,690
Manager fees payable	178,158
Administration fees payable	63,822
Distribution fees payable	89,079
Custodian fees payable	6,135
Administrative and compliance services fees payable	815
Transfer agent fees payable	1,275
Trustee fees payable	4,578
Other accrued liabilities	12,215

Total Liabilities	10,029,593

Net Assets	$419,120,420

Net Assets Consist of:
Paid in capital	$419,958,591
Total distributable earnings	(838,171)

Net Assets	$419,120,420

Shares of beneficial interest (unlimited number of shares authorized, no par value)	44,150,014
Net Asset Value (offering and redemption price per share)	$9.49

(a)	Includes securities on loan of $6,841,793.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$3,006,524
Dividends	533
Income from securities lending	7,815

Total Investment Income	3,014,872

Expenses:
Management fees	2,534,205
Administration fees	161,416
Distribution fees	1,055,914
Custodian fees	35,297
Administrative and compliance services fees	4,756
Transfer agent fees	4,883
Trustee fees	19,955
Professional fees	17,559
Shareholder reports	7,907
Other expenses	7,362

Total expenses before reductions	3,849,254
Less Management fees contractually waived	(422,362)

Net expenses	3,426,892

Net Investment Income/(Loss)	(412,020)

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	15,598,865
Net realized gains/(losses) on forward currency contracts	(7,231,926)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(26,587,759)
Change in net unrealized appreciation/depreciation on forward currency contracts	11,783,062

Net realized and Change in net unrealized gains/losses on investments	(6,437,758)

Change in Net Assets Resulting From Operations	$(6,849,778)

See accompanying notes to the financial statements.

7

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$(412,020)	$(1,349,356)
Net realized gains/(losses) on investments	8,366,939	(12,673,211)
Change in unrealized appreciation/depreciation on investments	(14,804,697)	16,558,191

Change in net assets resulting from operations	(6,849,778)	2,535,624

Distributions to Shareholders:
Distributions	—	(9,025,103)

Change in net assets resulting from distributions to shareholders	—	(9,025,103)

Capital Transactions:
Proceeds from shares issued	27,868,290	65,979,498
Proceeds from dividends reinvested	—	9,025,103
Value of shares redeemed	(12,268,944)	(92,427,834)

Change in net assets resulting from capital transactions	15,599,346	(17,423,233)

Change in net assets	8,749,568	(23,912,712)
Net Assets:
Beginning of period	410,370,852	434,283,564

End of period	$419,120,420	$410,370,852

Share Transactions:
Shares issued	2,894,674	6,746,246
Dividends reinvested	—	935,244
Shares redeemed	(1,276,633)	(9,378,049)

Change in shares	1,618,041	(1,696,559)

Amounts shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021		2020		2019	2018	2017

Net Asset Value, Beginning of Period	$9.65		$9.82		$10.06	$10.00	$9.96

Investment Activities:
Net Investment Income/(Loss)	(0.01	)(a)	(0.03	)(a)	0.01 (a)	0.06	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(0.15)		0.09		0.34	0.06	0.05

Total from Investment Activities	(0.16)		0.06		0.35	0.12	0.16

Distributions to Shareholders From:
Net Investment Income	—		(0.23)		(0.59)	(0.06)	(0.12)

Total Dividends	—		(0.23)		(0.59)	(0.06)	(0.12)

Net Asset Value, End of Period	$9.49		$9.65		$9.82	$10.06	$10.00

Total Return(b)	(1.66)%		0.57%		3.50%	1.17%	1.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$419,120		$410,371		$434,284	$460,894	$506,088
Net Investment Income/(Loss)	(0.10)%		(0.34)%		0.12%	0.45%	1.11%
Expenses Before Reductions(c)	0.91%		0.93%		0.92%	0.91%	0.90%
Expenses Net of Reductions	0.81%		0.83%		0.82%	0.81%	0.80%
Portfolio Turnover Rate	122%		62%		35%	69%	83%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral

10

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $777 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $7,029,690 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2021, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2021, the monthly average notional amount for long contracts was $35.8 million and the monthly average notional amount for short contracts was $199.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$439,544	Unrealized depreciation on forward currency contracts	$598,354

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$(7,231,926)	$11,783,062

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2021. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

As of December 31, 2021, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$439,544	$598,354

Total derivative assets and liabilities in the Statement of Assets and Liabilities	439,544	598,354
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$439,544	$598,354

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Bank of America	$2,733	$(2,733)	$—	$—	$—
Barclays	1,915	—	—	—	1,915
BNY Mellon	41,975	(41,975)	—	—	—
Citigroup	20,753	—	—	—	20,753
HSBC	214,564	(127,920)	—	—	86,644
State Street	157,604	—	—	—	157,604

Total	$439,544	$(172,628)	$—	$—	$266,916

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$103,474	$(2,733)	$—	$—	$100,741
BNY Mellon	366,960	(41,975)	—	—	324,985
HSBC	127,920	(127,920)	—	—	—

Total	$598,354	$(172,628)	$—	$—	$425,726

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Corporate Bonds+	$—	$53,045,860	$—	$53,045,860
Foreign Bonds+	—	81,731,809	—	81,731,809
Yankee Debt Obligations+	—	207,164,543	—	207,164,543
U.S. Treasury Obligations	—	73,614,804	—	73,614,804
Short-Term Security Held as Collateral for Securities on Loan	7,029,690	—	—	7,029,690
Unaffiliated Investment Company	4,647,557	—	—	4,647,557

Total Investment Securities	11,677,247	415,557,016	—	427,234,263

Other Financial Instruments:*
Forward Currency Contracts	—	(158,810)	—	(158,810)

Total Investments	$11,677,247	$415,398,206	$—	$427,075,453

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally presented in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$575,395,048	$482,100,190

For the year ended December 31, 2021, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL DFA Five-Year Global Fixed Income Fund	$186,635,519	$111,637,647

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $435,242,727. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$172,673
Unrealized (depreciation)	(8,181,137)

Net unrealized appreciation/(depreciation)	$(8,008,464)

As of the end of its tax year ended December 31, 2021, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2021, the Fund utilized $1,035,176 in CLCFs to offset capital gains.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL DFA Five-Year Global Fixed Income Fund	$1,403,790	$5,911,737	$7,315,527

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Five-Year Global Fixed Income Fund	$–	$–	$–

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA Five-Year Global Fixed Income Fund	$9,025,103	$–	$9,025,103

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA Five-Year Global Fixed Income Fund	$14,502,306	$–	$(7,315,527)	$(8,024,950)	$(838,171)

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, and other miscellaneous differences.

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2021

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 85% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA Five-Year Global Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA Five-Year Global Fixed Income Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

17

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

18

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

19

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

20

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

21

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

22

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 35

Statement of Operations Page 35

Statements of Changes in Net Assets Page 36

Financial Highlights Page 37

Notes to the Financial Statements Page 38

Report of Independent Registered Public Accounting Firm Page 43

Other Information Page 44

Approval of Investment Advisory and Subadvisory Agreements Page 45

Information about the Board of Trustees and Officers Page 48

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?

For the year ended December 31, 2021, the AZL® DFA International Core Equity Fund (the “Fund”) returned 13.05%. That compared to an 11.78% and 13.17% total return for its benchmarks, the MSCI EAFE Index and the MSCI World Ex-USA Index, respectively, each gross of withholding taxes.1

Developed market equities outside the United States posted positive performance for the year and outperformed emerging markets while trailing U.S. markets. While most currencies in developed markets depreciated relative to the U.S. dollar, there were exceptions — such as the Israeli shekel and Canadian dollar — which appreciated relative to the U.S. dollar. Overall, these currency movements had a negative impact on the Fund’s relative returns in U.S. dollar-denominated terms.

Within the developed ex-U.S. equity universe, small-cap stocks underperformed large-cap stocks, and mid-cap stocks underperformed both small-cap and large-cap stocks. Value stocks outperformed growth stocks across all market cap sizes.

The Fund’s emphasis on value stocks contributed positively to relative performance. Compared to the MSCI EAFE Index, the portfolio’s inclusion of Canadian stocks benefited relative results, as these stocks generally performed well during the period.

At the global level, the Fund’s performance was largely in line with the MSCI World ex-USA Index.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® DFA International Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	13.05%	13.54%	8.73%	5.34%
MSCI EAFE Index (gross of withholding taxes)	11.78%	14.08%	10.07%	5.96%
MSCI EAFE Index (net of withholding taxes)	11.26%	13.54%	9.55%	5.46%
MSCI World Ex-USA Index (gross of withholding taxes)	13.17%	14.64%	10.18%	6.09%
MSCI World Ex-USA Index (net of withholding taxes)	12.62%	14.07%	9.63%	5.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.34%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.75% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA International Core Equity Fund	$1,000.00	$1,014.90	$5.79	1.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA International Core Equity Fund	$1,000.00	$1,019.46	$5.80	1.14%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	19.6%

Financials	15.7

Consumer Discretionary	13.4

Materials	11.5

Consumer Staples	7.8

Health Care	7.6

Information Technology	7.4

Communication Services	5.7

Energy	4.8

Utilities	3.4

Real Estate	2.4

Total Common Stocks and Preferred Stocks	99.3

Warrants	—	†

Rights	—	†

Short-Term Security Held as Collateral for Securities on Loan	0.4

Unaffiliated Investment Company	0.2

Total Investment Securities	99.9

Net other assets (liabilities)	0.1

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.0%):
Aerospace & Defense (0.8%):
3,860	Airbus SE*	$492,930
512	Avon Rubber plc	7,771
48,629	BAE Systems plc	362,285
26,524	Bombardier, Inc., Class B*	35,231
1,189	CAE, Inc.*	29,998
3,081	Chemring Group plc	12,349
350	Dassault Aviation SA	37,815
223	Elbit Systems, Ltd.	38,654
89	Facc AG*	714
1,604	Kongsberg Gruppen ASA	52,077
9,452	Leonardo SpA*	67,440
1,132	LISI	36,541
19,535	Meggitt plc*	195,166
489	MTU Aero Engines AG	99,412
19,005	QinetiQ Group plc	68,395
84,719	Rolls-Royce Holdings plc*	141,266
2,553	Saab AB	64,946
527	Safran SA	64,719
15,312	Senior plc*	30,480
17,800	Singapore Technologies Engineering, Ltd.	49,712
1,841	Thales SA	156,660
2,146	Ultra Electronics Holdings plc	92,332

		2,136,893

Air Freight & Logistics (0.7%):
4,417	BPOST SA*	38,567
2,399	Cia de Distribucion Integral Logista Holdings SA	47,768
6,355	CTT-Correios de Portugal SA	32,839
9,012	Deutsche Post AG	580,020
5,994	Freightways, Ltd.	52,716
73	ID Logistics Group*	30,528
37,500	Kerry Network, Ltd.	91,692
2,300	Kintetsu World Express, Inc.	59,803
1,800	Konoike Transport Co., Ltd.	19,284
1,428	Mainfreight, Ltd.	91,872
900	Maruwa Unyu Kikan Co., Ltd.	11,395
1,800	Mitsui-Soko Holdings Co., Ltd.	38,913
1,146	Oesterreichische Post AG	49,250
22,618	PostNL NV	98,193
26,724	Royal Mail plc	183,288
900	SBS Holdings, Inc.	25,553
3,000	SG Holdings Co., Ltd.	70,254
27,700	Singapore Post, Ltd.	13,364
5,312	Wincanton plc	26,428
4,600	Yamato Holdings Co., Ltd.	107,891

		1,669,618

Airlines (0.1%):
26,921	Air New Zealand, Ltd.*	27,839
1,200	ANA Holdings, Inc.*	25,091
33,347	Cathay Pacific Airways, Ltd.*	27,330
6,007	Deutsche Lufthansa AG, Registered Shares*	42,268
5,559	easyJet plc*	41,739
1,128	Exchange Income Corp.	37,582
2,400	Japan Airlines Co., Ltd.*	45,831
2,549	JET2 plc*	38,303
6,700	Singapore Airlines, Ltd.*	24,839

		310,822

Shares		Value
Common Stocks, continued
Auto Components (1.9%):
1,000	Aisan Industry Co., Ltd.	$6,661
3,500	Aisin Sieki Co., Ltd.	134,224
7,300	Akebono Brake Industry Co., Ltd.*	11,743
1,027	Akwel	25,434
1,375	Arb Corp., Ltd.	52,538
202	Autoneum Holding AG*	37,601
3,367	Brembo SpA	47,810
4,000	Bridgestone Corp.	172,143
1,647	Bulten AB	16,878
2,344	CIE Automotive SA	72,447
3,565	Compagnie Generale des Establissements Michelin SCA, Class B	584,315
1,922	Continental AG*	203,464
2,800	Daido Metal Co., Ltd.	14,755
2,400	Daikyonishikawa Corp.	12,209
1,600	Denso Corp.	132,141
8,224	Dometic Group AB(a)	107,497
1,800	Eagle Industry Co., Ltd.	17,281
673	Edag Engineering Group AG*	9,073
1,724	ElringKlinger AG*	21,778
1,500	Exco Technologies, Ltd.	12,227
1,700	Exedy Corp.	24,613
4,682	Faurecia SA	222,709
483	Faurecia SE	22,549
2,300	FCC Co., Ltd.	29,940
1,000	F-Tech, Inc.	5,165
4,000	Futaba Industrial Co., Ltd.	15,131
1,400	G-Tekt Corp.	17,397
6,116	Gud Holdings, Ltd.	50,598
560	Hella GmbH & Co. KGaA	38,079
1,600	Hi-Lex Corp.	20,853
700	H-One Co., Ltd.	4,115
300	Imasen Electric Industrial	1,543
19,355	Johnson Electric Holdings, Ltd.	41,023
6,700	JTEKT Corp.	58,556
1,800	Kasai Kogyo Co., Ltd.*	4,586
258	Kendrion NV	6,169
900	Koito Manufacturing Co., Ltd.	47,664
25,060	Kongsberg Automotive ASA*	8,587
1,000	KYB Corp.	28,045
1,544	Leoni AG*	17,402
1,933	Linamar Corp.	114,516
3,438	Magna International, Inc.	278,272
2,811	Magna Internationl, Inc.	227,471
4,266	Martinrea International, Inc.	38,788
2,000	Mitsuba Corp.*	7,809
3,200	Musashi Seimitsu Industry Co., Ltd.	53,289
4,800	NGK Spark Plug Co., Ltd.	83,604
6,600	NHK SPRING Co., Ltd.	56,131
600	Nichirin Co., Ltd.	8,600
2,900	Nifco, Inc.	91,041
2,200	Nippon Seiki Co., Ltd.	22,210
2,700	NOK Corp.	29,352
4,876	Nokian Renkaat OYJ	184,082
2,600	Pacific Industrial Co., Ltd.	27,471
13,329	Pirelli & C SpA(a)	91,977
1,743	Plastic Omnium SA	45,323

See accompanying notes to the financial statements.

4

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Auto Components, continued
6,300	Press Kogyo Co., Ltd.	$21,366
3,582	PWR Holdings, Ltd.	22,387
400	Riken Corp.	8,953
2,542	SAF-Holland SE*	35,610
1,900	Sanoh Industrial Co., Ltd.	15,631
2,535	Schaeffler AG	21,025
1,200	Shoei Co., Ltd.	47,272
2,300	Stanley Electric Co., Ltd.	57,583
12,500	Sumitomo Electric Industries, Ltd.	162,997
2,900	Sumitomo Riko Co., Ltd.	14,947
7,700	Sumitomo Rubber Industries, Ltd.	78,476
300	T RAD Co., Ltd.	7,294
1,400	Tachi-S Co., Ltd.	15,357
800	Taiho Kogyo Co., Ltd.	5,649
8,119	TI Fluid Systems plc(a)	27,948
2,500	Tokai Rika Co., Ltd.	33,653
2,500	Topre Corp.	25,892
4,500	Toyo Tire Corp.	69,931
1,700	Toyoda Gosei Co., Ltd.	36,987
3,500	Toyota Boshoku Corp.	68,665
700	Toyota Industries Corp.	55,942
1,500	TPR Co., Ltd.	18,600
2,800	TS Tech Co., Ltd.	34,429
2,000	Unipres Corp.	13,983
5,637	Valeo SA	170,369
384	Vitesco Technologies Group AG*	18,837
5,200	Yokohama Rubber Co., Ltd. (The)	83,339
600	Yorozu Corp.	5,598

		4,895,599

Automobiles (2.3%):
6,553	Bayerische Motoren Werke AG (BMW)	660,298
12,614	Daimler AG, Registered Shares	968,537
822	Ferrari NV	212,750
630	Honda Motor Co., Ltd., ADR	17,923
11,100	Honda Motor Co., Ltd.	311,770
8,600	Isuzu Motors, Ltd.	107,020
7,900	Mazda Motor Corp.*	60,797
8,800	Mitsubishi Motors Corp.*	24,471
20,000	Nissan Motor Co., Ltd.*	96,665
2,700	Nissan Shatai Co., Ltd.	16,552
8,981	Piaggio & C SpA	29,226
4,600	Renault SA*	159,730
538	Stellantis NV	10,101
41,274	Stellantis NV	782,241
11,600	Subaru Corp.	207,492
2,300	Suzuki Motor Corp.	88,584
89,620	Toyota Motor Corp.	1,654,661
504	Volkswagen AG	148,226
5,100	Yamaha Motor Co., Ltd.	122,360

		5,679,404

Banks (7.7%):
3,000	77th Bank	34,827
5,339	ABN AMRO Group NV(a)	78,480
15,084	AIB Group plc*	36,753
500	Aichi Bank, Ltd. (The)	20,282
1,500	Akita Bank, Ltd. (The)	21,326

Shares		Value
Common Stocks, continued
Banks, continued
2,146	Aktia Bank OYJ	$29,982
1,200	Aomori Bank, Ltd. (The)	18,483
3,300	Aozora Bank, Ltd.	72,207
19,030	Australia & New Zealand Banking Group, Ltd.	380,914
1,000	Awa Bank, Ltd. (The)	18,875
19,504	Banca Monte dei Paschi di Siena SpA*^	19,654
21,166	Banca Popolare di Sondrio SCPA	88,935
7,989	Banco Bilbao Vizcaya Argentaria SA	47,426
29,969	Banco Bilbao Vizcaya Argentaria SA, ADR	175,918
44,790	Banco Bpm SpA	134,261
106,975	Banco Comercial Portugues SA, Class R*	17,154
238,968	Banco de Sabadell SA*	158,412
107,881	Banco Santander SA	360,045
6,287	Banco Santander SA, ADR	20,684
8,101	Bank Hapoalim BM	83,497
14,148	Bank Leumi Le-Israel Corp.	152,162
36,738	Bank of East Asia, Ltd. (The)	52,735
974	Bank of Georgia Group plc	21,982
29,096	Bank of Ireland Group plc*	165,058
900	Bank of Iwate, Ltd. (The)	14,619
1,200	Bank of Kyoto, Ltd. (The)	55,556
6,126	Bank of Montreal	659,893
980	Bank of Montreal	105,524
500	Bank of Nagoya, Ltd. (The)	11,906
9,618	Bank of Nova Scotia	689,514
22,032	Bank of Queensland, Ltd.	129,692
2,000	Bank of The Ryukyus, Ltd.	13,270
16,597	Bankinter SA	84,148
71	Banque Cantonale de Geneve	12,503
916	Banque Cantonale Vaudois, Registered Shares	71,163
23,543	Barclays plc, ADR	243,670
9,188	Barclays plc	23,350
943	BAWAG Group AG(a)	57,987
18,959	Bendigo & Adelaide Bank, Ltd.	125,593
218	Berner Kantonalbank AG	48,499
6,853	BNP Paribas SA	473,458
38,542	BOC Hong Kong Holdings, Ltd.	126,321
34,804	BPER Banca	71,678
72,467	CaixaBank SA	198,701
5,594	Canadian Imperial Bank of Commerce	652,037
200	Canadian Imperial Bank of Commerce	23,316
4,227	Canadian Western Bank	121,316
8,600	Chiba Bank, Ltd. (The)	49,209
6,200	Chugoku Bank, Ltd. (The)	48,576
700	Chukyo Bank, Ltd. (The)	11,038
31,551	Commerzbank AG*	240,413
7,457	Commonwealth Bank of Australia	547,992
12,500	Concordia Financial Group, Ltd.	45,437
7,042	Credit Agricole SA	100,576
5,165	Credito Emiliano SpA	34,190
16,000	Dah Sing Banking Group, Ltd.	13,666
5,600	Dah Sing Financial Holdings, Ltd.	16,950
1,900	Daishi Hokuetsu Financial Group, Inc.	41,918
10,124	Danske Bank A/S	173,045
7,992	DBS Group Holdings, Ltd.	193,539
6,142	DNB Bank ASA	140,773
1,600	Ehime Bank, Ltd. (The)	11,597

See accompanying notes to the financial statements.

5

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
2,450	Erste Group Bank AG	$115,161
650	Fidea Holdings Co., Ltd.	7,541
4,911	Finecobank Banca Fineco SpA	85,518
3,600	First Bank of Toyama, Ltd. (The)	9,235
1,816	First International Bank of Israel	75,675
1,000	Fukui Bank, Ltd. (The)	12,207
5,800	Fukuoka Financial Group, Inc.	99,409
13,200	Gunma Bank, Ltd. (The)	40,349
9,200	Hachijuni Bank, Ltd. (The)	31,416
5,105	Hang Seng Bank, Ltd.	93,468
30,196	Heartland Group Holdings Npv	52,152
11,800	Hirogin Holdings, Inc.	70,697
1,000	Hokkoku Financial Holdings, Inc.*	22,140
6,000	Hokuhoku Financial Group, Inc.	47,688
23,429	HSBC Holdings plc, ADR^	706,384
9,400	Hyakugo Bank, Ltd. (The)	28,112
1,000	Hyakujushi Bank, Ltd. (The)	13,092
757	Illimity Bank SpA*	11,283
17,920	ING Groep NV	249,683
93,838	Intesa Sanpaolo SpA	242,421
15,332	Isreal Discount Bank	103,078
9,500	Iyo Bank, Ltd. (The)	47,567
620	Jimoto Holdings, Inc.	3,477
1,200	Juroku Financial Group, Inc.*	22,578
2,048	Jyske Bank A/S*	105,508
2,491	KBC Group NV	213,931
5,800	Keiyo Bank, Ltd. (The)	23,459
400	Kita-Nippon Bank, Ltd. (The)	5,531
2,500	Kiyo Bank, Ltd. (The)	30,674
16,490	Kyushu Financial Group, Inc.	59,952
1,296	Laurentian Bank of Canada	41,161
562	Liechtensteinische Landesbank AG	32,434
35,782	Lloyds Banking Group plc	23,064
96,996	Lloyds TSB Group plc, ADR	247,340
113	Luzerner Kantonalbank AG	51,441
24,670	Mebuki Financial Group, Inc.	50,778
11,475	Mediobanca SpA	131,157
700	Michinoku Bank, Ltd. (The)	4,985
62,500	Mitsubishi UFJ Financial Group, Inc.	339,618
800	Miyazaki Bank, Ltd. (The)	14,475
2,075	Mizrahi Tefahot Bank, Ltd.	80,068
12,880	Mizuho Financial Group, Inc.	163,852
1,300	Musashino Bank, Ltd. (The)	20,337
1,300	Nanto Bank, Ltd. (The)	21,940
25,880	National Australia Bank, Ltd.	543,077
3,432	National Bank of Canada	261,687
27,268	Natwest Group plc	83,073
4,800	Nishi-Nippon Holdings, Inc.	31,051
19,269	Nordea Bank AB	234,749
7,300	North Pacific Bank, Ltd.	15,860
1,800	Ogaki Kyoritsu Bank, Ltd. (The)	30,234
1,000	Oita Bank, Ltd. (The)	15,895
820	Okinawa Financial Group, Inc.*	15,742
17,046	Oversea-Chinese Banking Corp., Ltd.	144,338
28,000	Public Financial Holdings, Ltd.	9,332
6,482	Raiffeisen International Bank-Holding AG	190,615
33,575	Resona Holdings, Inc.	130,621

Shares		Value
Common Stocks, continued
Banks, continued
1,156	Ringkjoebing Landbobank A/S	$155,300
5,197	Royal Bank of Canada	551,627
12,263	Royal Bank of Canada	1,301,595
1,190	San Ju San Financial Group, Inc.	15,232
6,200	San-In Godo Bank, Ltd. (The)	34,925
4,451	Sbanken ASA(a)	47,310
11,600	Senshu Ikeda Holdings, Inc.	17,147
24,500	Seven Bank, Ltd.	50,702
1,300	Shiga Bank, Ltd. (The)	23,389
1,000	Shikoku Bank, Ltd. (The)	6,748
400	Shimizu Bank, Ltd. (The)	5,537
5,900	Shizuoka Bank, Ltd. (The)	42,173
7,610	Skandinaviska Enskilda Banken AB, Class A	105,463
11,180	Societe Generale	383,881
4,543	Spar Nord Bank A/S	58,130
2,847	Sparebank 1 Sr-Bank ASA	43,041
121	St. Galler Kantonalbank AG	57,730
36,263	Standard Chartered plc	219,129
7,000	Sumitomo Mitsui Financial Group, Inc.	239,311
3,300	Sumitomo Mitsui Trust Holdings, Inc.	110,192
8,000	Suruga Bank, Ltd.	35,316
10,144	Svenska Handelsbanken AB, Class A	109,546
4,382	Swedbank AB, Class A	88,034
2,561	Sydbank A/S	81,036
6,500	Toho Bank, Ltd. (The)	11,982
1,100	Tokyo Kiraboshi Financial Group, Inc.	14,520
7,500	Tomony Holdings, Inc.	20,676
2,200	Toronto-Dominion Bank (The)	168,688
7,456	Toronto-Dominion Bank (The)	571,726
2,100	Towa Bank, Ltd. (The)	9,897
6,200	Tsukuba Bank, Ltd.	9,543
92,944	Unicaja Banco SA(a)	91,982
31,288	Unicredit SpA	481,597
7,627	United Overseas Bank, Ltd.	152,343
405	Valiant Holding AG	40,514
764	Van Lanschot Kempen NV	19,096
34,734	Virgin Money UK plc*	83,290
239	Walliser Kantonalbank, Registered Shares	26,502
25,814	Westpac Banking Corp.	401,253
1,600	Yamagata Bank, Ltd. (The)	12,077
7,200	Yamaguchi Financial Group, Inc.	42,115
1,800	Yamanashi Chuo Bank, Ltd. (The)	13,436
6	Zuger Kantonalbank AG	44,389

		19,449,115

Beverages (1.2%):
1,900	Andrew Peller, Ltd.	12,258
7,966	Anheuser-Busch InBev NV	482,244
3,300	Asahi Breweries, Ltd.	128,092
10,973	Britvic plc	136,583
13,700	Budweiser Brewing Co. APAC, Ltd.(a)	35,934
14,772	C&C Group plc*	46,319
1,168	Carlsberg A/S, Class B	200,660
2,200	Coca-Cola Bottlers Japan Holdings, Inc.	25,252
3,492	Coca-Cola European Partners plc	194,534
3,318	Coca-Cola HBC AG	114,371
5,510	David Campari-Milano NV	80,214
2,815	Diageo plc, ADR	619,694

See accompanying notes to the financial statements.

6

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Beverages, continued
812	Fevertree Drinks plc	$29,716
1,642	Heineken NV	184,615
300	ITO EN, Ltd.	15,757
8,500	Kirin Holdings Co., Ltd.	136,341
109	Laurent-Perrier	12,839
653	Olvi OYJ	38,046
412	Pernod Ricard SA	99,117
4,250	Primo Water Corp.	75,000
194	Remy Cointreau SA	47,219
1,549	Royal Unibrew A/S	174,714
1,600	Sapporo Breweries, Ltd.	30,372
2,800	Suntory Beverage & Food, Ltd.	101,286
2,800	Takara Holdings, Inc.	29,729
6,474	Treasury Wine Estates, Ltd.	58,353

		3,109,259

Biotechnology (0.4%):
569	Abcam plc*	13,345
143	Argenx SE*	50,537
1,271	Bavarian Nordic A/S*	52,132
291	Biogaia AB	16,658
2,049	CSL, Ltd.	433,816
225	Galapagos NV*	12,431
573	Genmab A/S*	229,458
634	Genus plc	42,291
3,433	Grifols SA	65,680
5,747	Knight Therapeutics, Inc.*	24,082
6,442	Mesoblast, Ltd.*	6,465
1,000	Peptidream, Inc.*	22,131
475	Pharma Mar SA	30,740
1,829	Swedish Orphan Biovitrum AB*	37,422
1,155	Zealand Pharma A/S*	25,535

		1,062,723

Building Products (1.4%):
4,100	AGC, Inc.	195,733
1,100	AICA Kogyo Co., Ltd.	31,805
2,028	Arbonia AG	45,862
1,049	ASSA Abloy AB, Class B	31,878
203	Belimo Holding AG, Class R	128,531
2,400	Bunka Shutter Co., Ltd.	22,413
1,800	Central Glass Co., Ltd.	33,371
8,611	Compagnie de Saint-Gobain SA	605,645
1,200	Daikin Industries, Ltd.	272,272
114	dorma kaba Holding AG	75,206
484	Geberit AG, Registered Shares	394,130
5,784	Genuit Group plc	45,813
12,753	Gwa Group, Ltd.	25,531
3,298	Inrom Construction Industries, Ltd.	16,367
2,938	Inwido AB	60,377
2,479	Kingspan Group plc	296,690
2,801	Lindab International AB	99,635
3,900	Lixil Corp.	103,947
600	Maeda Kosen Co., Ltd.	20,479
2,700	Nichias Corp.	65,132
1,100	Nichiha Corp.	29,137
1,552	Nordic Waterproofing Holding AB	38,138
1,500	Noritz Corp.	21,887
1,400	Okabe Co., Ltd.	8,826

Shares		Value
Common Stocks, continued
Building Products, continued
5,708	Reliance Worldwide Corp., Ltd.	$26,043
144	Rockwool International A/S	52,911
232	ROCKWOOL International A/S, Class B	101,556
1,900	Sankyo Tateyama, Inc.	11,940
7,800	Sanwa Holdings Corp.	83,228
47	Schweiter Technologies AG	69,604
900	Shin Nippon Air Technologies Co., Ltd.	18,747
1,800	Sinko Industries, Ltd.	31,477
3,824	Systemair AB	43,092
1,800	Takara Standard Co., Ltd.	22,068
1,000	TOTO, Ltd.	46,004
7,093	Tyman plc	38,417
2,971	Uponor OYJ	70,799
32,000	Xinyi Glass Holdings, Ltd.	80,130
533	Zehnder Group AG	54,277

		3,419,098

Capital Markets (3.1%):
10,264	3i Group plc	200,778
24,792	ABG Sundal Collier Holding ASA	25,981
3,200	AGF Management, Ltd.	21,126
1,600	Aizawa Securities Co., Ltd.	14,205
2,242	AJ Bell plc	11,485
143	Alantra Partners SA	2,483
903	Altamir	26,104
817	Amundi SA(a)	67,436
7,128	Anima Holding SpA(a)	36,133
5,351	Ashmore Group plc	21,005
670	ASX, Ltd.	45,292
2,129	Avanza Bank Holding AB	77,985
4,260	Azimut Holding SpA	118,902
2,458	Banca Generali SpA	107,666
521	Bellevue Group AG	23,501
8,900	Brewin Dolphin Holdings plc	44,453
800	Brookfield Asset Management, Inc., Class A	48,318
614	Brookfield Asset Management, Inc., Class A	37,073
2,383	Bure Equity AB	115,311
2,497	Canaccord Genuity Group, Inc.	29,771
7,682	CI Financial Corp.	160,588
118	Cie Financiere Tradition SA	13,528
5,230	Close Brothers Group plc	99,082
20,849	Credit Suisse Group AG	202,286
4,319	Credit Suisse Group AG, ADR	41,635
18,300	Daiwa Securities Group, Inc.	103,231
4,462	Dea Capital SpA	6,651
10,467	Deutsche Bank AG, Registered Shares*	130,838
12,602	Deutsche Bank AG, Registered Shares*	158,161
552	Deutsche Beteiligungs AG	25,061
1,924	Deutsche Boerse AG	322,279
5,622	EFG International AG	42,806
258,000	Emperor Capital Group, Ltd.*	2,584
1,872	Euronext NV(a)	194,356
2,000	Fiera Capital Corp.	16,588
1,900	Flow Traders(a)	69,685
10,649	GAM Holding AG*	15,843
2,674	Georgia Capital plc*	25,809
824	Gimv NV	49,994
2,400	GMO Financial Holdings, Inc.	17,635

See accompanying notes to the financial statements.

7

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,175	Guardian Capital Group, Ltd., Class A	$32,422
142,000	Guotai Junan International Hol	19,670
135,243	Haitong International Securities	29,145
5,422	Hargreaves Lansdown plc	99,480
7,894	Hong Kong Exchanges & Clearing, Ltd.	461,413
2,100	iFAST Corp., Ltd.	13,093
11,954	IG Group Holdings plc	131,577
1,732	IGM Financial, Inc.	62,471
647	Impax Asset Management Group plc	12,888
218	Ina Invest Holding AG*	4,476
28,134	Insignia Financial, Ltd.	74,163
2,872	IntegraFin Holdings plc	21,780
2,456	Intermediate Capital Group plc	72,654
22,533	Investec plc	122,433
60,525	IP Group plc	101,259
1,700	IwaiCosmo Holdings, Inc.	20,030
1,400	JAFCO Group Co., Ltd.	80,596
4,800	Japan Exchange Group, Inc.	105,103
4,910	Julius Baer Group, Ltd.	328,222
17,082	Jupiter Fund Management plc	59,248
138,000	Kingston Financial Group, Ltd.*	6,750
800	Kyokuto Securities Co., Ltd.	5,203
957	London Stock Exchange Group plc	89,557
500	M&A Capital Partners Co., Ltd.*	22,914
2,174	Macquarie Group, Ltd.	324,916
2,194	Magellan Financial Group, Ltd.	33,911
50,276	Man Group plc/Jersey	154,683
2,300	Marusan Securities Co., Ltd.	10,380
1,180,000	Mason Group Holdings, Ltd.*	3,024
2,600	Matsui Securities Co., Ltd.	17,884
2,900	Mito Securities Co., Ltd.	6,885
3,035	MLP SE	29,589
5,700	Monex Group, Inc.	34,750
4,265	Navigator Global Investments, Ltd.	5,765
3,008	Netwealth Group, Ltd.	38,724
11,266	Ninety One plc	42,202
5,431	Nomura Holdings, Inc., ADR	23,516
19,100	Nomura Holdings, Inc.	83,312
13,975	NZX, Ltd.	17,323
3,800	Okasan Securities Group, Inc.	12,590
253	Partners Group Holding AG	417,212
9,039	Pendal Group, Ltd.	36,637
1,616	Perpetual, Ltd.	42,296
11,593	Platinum Asset Management, Ltd.	22,802
2,595	Polar Capital Holdings plc	27,844
45,397	Quilter plc(a)	91,031
565	Rathbones Group plc	15,143
9,785	Ratos AB, Class B	62,635
1,549	Rothschild & Co.	71,069
4,200	SBI Holdings, Inc.	114,499
1,029	Schroders plc	32,112
1,783	Schroders plc	85,645
11,400	Singapore Exchange, Ltd.	78,739
5,446	St. James Place plc	124,037
700	Strike Co., Ltd.	30,981
667	Swissquote Group Holding SA	146,447
2,584	Tamburi Investment Partners SP	29,011

Shares		Value
Common Stocks, continued
Capital Markets, continued
375	Tikehau Capital SCA	$9,925
531	TMX Group, Ltd.	53,843
8,500	Tokai Tokyo Financial Holdings, Inc.	29,172
4,000	Toyo Securities Co., Ltd.	5,148
30,858	TP ICAP Group plc	63,799
15,471	UBS Group AG	277,766
19,229	Uob-Kay Hian Holdings, Ltd.	22,690
1,000	Uzabase, Inc.*	12,783
1,325	Vontobel Holding AG	115,975
245	Vp Bank AG, Registered Shares	25,943
550	VZ Holding AG	58,891

		7,693,724

Chemicals (4.1%):
900	Achilles Corp.	9,774
3,300	Adeka Corp.	73,667
3,982	Air Liquide SA	694,303
7,800	Air Water, Inc.	120,461
2,028	Akzo Nobel NV	223,221
700	Arakawa Chemical Industries, Ltd.	7,256
2,785	Arkema SA	392,769
26,600	Asahi Kasei Corp.	250,049
1,100	ASAHI YUKIZAI Corp.	16,471
8,770	BASF SE	616,785
2,422	Borregaard ASA	61,064
52,400	China Sunsine Chemical Holdings, Ltd.	18,868
1,815	Christian Hansen Holding A/S	142,713
1,600	CI Takiron Corp.	7,833
10,241	Clariant AG	213,800
2,199	Corbion NV	103,397
4,872	Covestro AG(a)	300,599
444	Croda International plc	60,884
1,000	Dai Nippon Toryo Co., Ltd.	7,191
7,200	Daicel Corp.	49,775
900	Dainichiseika Color & Chemical	18,346
4,300	Dainippon Ink & Chemicals, Inc.	108,487
4,000	Denka Co., Ltd.	130,789
18,377	Elementis plc*	32,803
28	EMS-Chemie Holding AG	31,257
8,516	Ercros SA*	28,801
9,485	Essentra plc	44,228
2,424	Evonik Industries AG	78,556
1,653	FUCHS PETROLUB SE	75,120
701	FUCHS PETROLUB SE	24,630
300	Fujimori Kogyo Co., Ltd.	10,684
700	Fuso Chemical Co., Ltd.	29,553
37	Givaudan SA, Registered Shares	194,754
20	Gurit Holding AG	33,938
5,393	Hexpol AB	72,466
700	Hodogaya Chemical Co., Ltd.	35,921
3,950	ICL Group, Ltd.	37,982
37,389	Incitec Pivot, Ltd.	88,392
1,500	Ishihara Sangyo Kaisha, Ltd.	15,523
1,000	JCU Corp.	47,568
2,680	Johnson Matthey plc	74,431
700	Jsp Corp.	9,952
1,200	JSR Corp.	45,653
5,723	K+S AG, Registered Shares*	98,918

See accompanying notes to the financial statements.

8

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Chemicals, continued
2,000	Kaneka Corp.	$65,654
3,300	Kanto Denka Kogyo Co., Ltd.	32,514
4,999	Kemira OYJ	75,414
1,400	Kh Neochem Co., Ltd.	38,717
1,500	Koatsu Gas Kogyo Co., Ltd.	10,291
1,175	Koninklijke DSM NV	263,796
1,000	Konishi Co., Ltd.	15,061
11,800	Kuraray Co., Ltd.	102,507
800	Kureha Corp.	57,186
3,486	Lanxess AG	216,287
379	Lenzing AG*	52,654
1,300	Lintec Corp.	29,787
929	Methanex Corp.	36,742
700	Methanex Corp.	27,695
19,000	Mitsubishi Chemical Holdings Corp.	140,772
3,000	Mitsubishi Gas Chemical Co., Inc.	50,820
3,800	Mitsui Chemicals, Inc.	102,108
800	Nihon Kagaku Sangyo Co., Ltd.	9,635
2,300	Nihon Nohyaku Co., Ltd.	9,880
2,600	Nihon Parkerizing Co., Ltd.	25,436
600	Nippon Chemical Industrial Co., Ltd.	14,202
5,500	Nippon Kayaku Co., Ltd.	56,627
2,100	Nippon Paint Holdings Co., Ltd.	22,900
1,400	Nippon Pillar Packing Co., Ltd.	45,112
3,000	Nippon Sanso Holdings Corp.	65,559
700	Nippon Shokubai Co., Ltd.	32,382
800	Nippon Soda Co., Ltd.	23,027
1,900	Nissan Chemical Corp.	110,373
1,900	Nitto Denko Corp.	146,883
700	NOF Corp.	35,255
1,377	Novozymes A/S, Class B	112,774
8,438	Nufarm, Ltd.	29,872
4,481	Nutrien, Ltd.	336,971
2,255	Nutrien, Ltd.	169,517
1,600	OCI NV*	41,736
500	Okamoto Industries, Inc.	18,369
600	Okura Industrial Co., Ltd.	11,421
3,258	Orica, Ltd.	32,488
900	Osaka Organic Chemical Industry, Ltd.	25,985
2,613	Recticel SA	52,115
2,800	Riken Technos Corp.	12,661
500	Sakai Chemical Industry Co., Ltd.	9,965
2,400	Sakata Inx Corp.	20,745
700	Sanyo Chemical Industries, Ltd.	32,505
900	Sekisui Plastics Co., Ltd.	3,756
1,100	Shikoku Chemicals Corp.	13,497
1,800	Shin-Etsu Chemical Co., Ltd.	311,805
1,800	Shin-Etsu Polymer Co., Ltd.	17,328
5,000	Showa Denko K.K.	105,001
1,005	Sika AG	417,309
1,754	SOL SpA	41,961
1,805	Solvay SA	210,413
400	Stella Chemifa Corp.	9,200
1,500	Sumitomo Bakelite Co., Ltd.	76,050
23,200	Sumitomo Chemical Co., Ltd.	109,347
300	Sumitomo Seika Chemicals Co. Ltd.	8,178
1,462	Symrise AG	216,840

Shares		Value
Common Stocks, continued
Chemicals, continued
13,110	Synthomer plc	$70,871
700	T Hasegawa Co., Ltd.	16,460
1,200	T&K Toka Co., Ltd.	8,682
600	Taiyo Holdings Co., Ltd.	18,157
600	Takasago International Corp.	15,078
600	Tayca Corp.	6,750
7,900	Teijin, Ltd.	97,204
500	Tenma Corp.	11,478
625	Tessenderlo Group SA*	23,731
4,900	Toagosei Co., Ltd.	49,257
6,900	Tokai Carbon Co., Ltd.	72,485
2,900	Tokuyama Corp.	46,098
600	Tokyo Ohka Kogyo Co., Ltd.	35,481
27,700	Toray Industries, Inc.	164,230
5,100	Tosoh Corp.	75,660
1,200	Toyo Ink SC Holdings Co., Ltd.	20,087
5,000	Toyobo Co., Ltd.	54,609
4,800	Ube Industries, Ltd.	83,396
3,116	Umicore SA	127,123
1,051	Victrex plc	34,861
329	Wacker Chemie AG	49,259
1,428	Yara International ASA	72,170
2,900	Zeon Corp.	33,466

		10,289,310

Commercial Services & Supplies (1.2%):
800	AEON Delight Co., Ltd.	23,389
23,247	Babcock International Group plc*	100,299
748	Befesa SA(a)	57,370
1,800	Bell System24 Holdings, Inc.	19,581
13,069	Biffa plc(a)	63,265
896	Bilfinger SE	30,475
1,670	Black Diamond Group, Ltd.	5,849
14,490	Brambles, Ltd.	112,063
4,517	Bravida Holding AB(a)	63,480
200	Calian Group, Ltd.	9,731
1,476	Cardno, Ltd.*	2,075
2,850	Caverion Corp.	20,729
300	Central Security Patrols Co., Ltd.	6,295
338	Cewe Stiftung & Co. KGAA	49,408
46,000	Cleanaway Waste Management, Ltd.	104,829
10,948	Collection House, Ltd.*	1,036
1,829	Coor Service Management Holding AB(a)	16,734
2,400	CTS Co., Ltd.	17,552
3,200	Dai Nippon Printing Co., Ltd.	80,502
6,041	De La Rue plc*	12,686
3,731	Derichebourg SA*	43,045
2,180	Dexterra Group, Inc.	14,806
30,713	Downer EDI, Ltd.	133,218
1,100	Duskin Co., Ltd.	26,887
1,700	EF-ON, Inc.	9,136
8,596	Elis SA*	148,794
435	GL Events*	8,618
12,057	HomeServe plc	142,441
900	Inaba Seisakusho Co., Ltd.	10,721
2,297	Intrum AB	59,339
5,989	ISS A/S*	113,612
1,800	Itoki Corp.	5,588

See accompanying notes to the financial statements.

9

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
800	Japan Elevator Service Holdings Co., Ltd.	$14,943
3,300	Kokuyo Co., Ltd.	49,184
400	Kyodo Printing Co., Ltd.	9,965
2,302	Lassila & Tikanoja OYJ	35,221
3,325	Loomis AB	88,598
700	Matsuda Sangyo Co., Ltd.	14,799
5,449	Mears Group plc	13,898
51,653	Mitie Group plc	45,135
1,400	NAC Co., Ltd.	11,697
15,900	Nippon Parking Development Co., Ltd.	19,080
1,600	Okamura Corp.	17,851
1,100	Oyo Corp.	20,525
2,700	Park24 Co., Ltd.*	37,003
2,696	PayPoint plc	24,255
1,400	Pilot Corp.	53,565
2,400	Prestige International, Inc.	13,942
13,654	Prosegur Cia de Seguridad SA	35,642
1,158	Renewi plc*	11,843
23,855	Rentokil Initial plc	188,670
2,500	Ritchie Bros Auctioneers, Inc.	153,008
3,299	RPS Group plc	5,520
900	Sato Holdings Corp.	17,169
700	SECOM Co., Ltd.	48,610
7,978	Securitas AB, Class B	109,693
3,267	Smartgroup Corp., Ltd.	18,439
787	Societe BIC SA	42,376
400	Sohgo Security Services Co., Ltd.	15,896
4,477	Spie SA	115,688
696	Tomra Systems ASA	49,860
3,280	TOPPAN, INC.	61,495
4,470	Transcontinental, Inc.	71,779
1,612	TRE Holdings Corp.*	24,731
200	Waste Connections, Inc.	27,261
580	Waste Connections, Inc.	79,037

		3,059,931

Communications Equipment (0.3%):
2,792	Adva Optical Networking Se*	44,749
700	Aiphone Co., Ltd.	12,922
700	DKK Co., Ltd.	15,254
440	HMS Networks AB	27,166
500	Icom, Inc.	10,556
36,947	Nokia OYJ*	232,083
10,200	Quarterhill, Inc.	21,774
418	RTX A/S	12,639
600	Sierra Wireless, Inc.*	10,579
10,363	Spirent Communications plc	38,798
684	Telefonaktiebolaget LM Ericsson, Class A	7,586
27,309	Telefonaktiebolaget LM Ericsson, Class B	300,064
8,100	VTech Holdings, Ltd.	63,541

		797,711

Construction & Engineering (2.0%):
4,873	ACS Actividades de Construccion y Servicios SA	130,689
3,353	Aecon Group, Inc.	44,749
1,894	AF Gruppen ASA	41,667
4,317	Arcadis NV	208,550
300	Asanuma Corp.	14,327
1,130	Ashtrom Group, Ltd.	30,703

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
1,410	Badger Infrastructure Solutions, Ltd.	$35,440
20,372	Balfour Beatty plc	72,058
519	Bauer AG*	5,825
1,831	Boskalis Westminster	53,462
16,800	Boustead Singapore, Ltd.	12,409
7,647	Bouygues SA	273,966
209	Burkhalter Holding AG	14,457
4,600	Chiyoda Corp.*	14,080
1,700	Chudenko Corp.	31,427
494	CIE d’Entreprises CFE SA	69,072
1,103	Cimic Group, Ltd.	13,564
1,721	ComSys Holdings Corp.	38,326
6,098	Costain Group plc*	4,407
500	Dai-Dan Co., Ltd.	9,991
900	Daiho Corp.	31,051
3,606	Eiffage SA	371,910
2,783	Elecnor SA	33,162
44	Electra, Ltd./Israel	30,515
7,737	Eltel AB*(a)	13,362
37,002	Empresas ICA SAB de C.V.*	156
2,127	Ferrovial SA	66,701
1,664	FLSmidth & Co. A/S	62,212
2,002	Fomento de Construcciones y Contratas SA	25,042
440	Fudo Tetra Corp.	6,405
4,141	Fugro NV*	32,531
200	Fukuda Corp.	7,506
4,363	Galliford Try Holdings plc	10,596
6,000	Hazama Ando Corp.	45,042
1,803	Heijmans NV	30,401
600	Hibiya Engineering, Ltd.	10,707
1,093	Implenia AG*	24,799
8,036	INFRONEER Holdings, Inc.*	73,045
7,400	JGC Holdings Corp.	61,840
10,188	Johns Lyng Group, Ltd.	67,818
8,000	Kajima Corp.	91,898
3,000	Kandenko Co., Ltd.	22,357
3,807	Keller Group plc	50,733
4,100	Kinden Corp.	61,607
15,900	Koninklijke BAM Groep NV*	48,788
1,600	Kumagai Gumi Co., Ltd.	39,945
2,500	Kyowa Exeo Corp.	52,696
1,700	Kyudenko Corp.	52,479
9,546	Maire Tecnimont SpA	44,809
1,700	Meisei Industrial Co., Ltd.	11,220
3,300	Mirait Holdings Corp.	54,437
1,922	Morgan Sindall Group plc	65,395
1,375	NCC AB, Class B	25,524
1,000	Nichireki Co., Ltd.	12,365
1,900	Nippo Corp.	65,896
1,600	Nippon Densetsu Kogyo Co., Ltd.	23,123
700	Nippon Koei Co., Ltd.	19,418
200	Nippon Road Co., Ltd. (The)	14,330
1,900	Nishimatsu Construction Co., Ltd.	60,222
20,879	NRW Holdings, Ltd.	26,859
9,100	Obayashi Corp.	70,428
6,495	Obrascon Huarte Lain SA*	7,532
1,100	Okumura Corp.	30,848

See accompanying notes to the financial statements.

10

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
8,600	Oriental Shiraishi Corp.	$17,409
10,581	Peab AB	133,124
14,700	Penta-Ocean Construction Co., Ltd.	83,088
726	Per Aarsleff Holding A/S	33,933
2,400	Raiznext Corp.	24,356
22,988	Sacyr SA	59,812
1,900	Sanki Engineering Co., Ltd.	23,774
1,700	Seikitokyu Kogyo Co., Ltd.	11,976
40,165	Service Stream, Ltd.	23,523
3,211	Shapir Engineering And Indus	28,424
4,339	Shikun & Binui, Ltd.*	27,821
10,100	Shimizu Corp.	62,620
1,500	Shinnihon Corp.	10,656
4,094	Skanska AB, Class B	105,489
3,001	SNC-Lavalin Group, Inc.	73,340
881	Strabag Se	36,642
6,980	Sumitomo Mitsui Construction	25,913
3,299	Sweco AB	62,141
700	Taihei Dengyo Kaisha, Ltd.	17,488
800	Taikisha, Ltd.	21,711
3,500	Taisei Corp.	106,370
1,400	Takamatsu Construction Group C	23,964
400	Tekken Corp.	6,233
900	TOA Corp.	18,939
400	TOA Road Corp.	16,870
1,630	Tobishima Corp.	14,443
6,900	Toda Corp.	43,681
400	Toenec Corp.	11,756
1,000	Tokyo Energy & Systems, Inc.	9,496
5,100	Tokyu Construction Co., Ltd.	29,462
1,100	Totetsu Kogyo Co., Ltd.	23,979
4,300	Toyo Construction Co., Ltd.	21,724
2,100	Toyo Engineering Corp.*	12,929
3,109	Veidekke ASA	46,744
5,116	Vinci SA	542,010
555	WSP Global, Inc.	80,578
1,700	Yahagi Construction Co., Ltd.	11,309
3,849	YIT OYJ	18,898
1,200	Yokogawa Bridge Holdings Corp.	22,915
1,200	Yurtec Corp.	7,012

		5,029,431

Construction Materials (0.8%):
13,883	Adbri, Ltd.	28,546
1,800	Asia Pile Holdings Corp.	7,033
2,976	Brickworks, Ltd.	52,314
2,431	Buzzi Unicem SpA	52,182
12,721	CRH plc, ADR	671,669
22,791	CSR, Ltd.	97,634
13,792	Fletcher Building, Ltd.	69,219
1,160	H+H International A/S, Class B*	40,846
2,326	HeidelbergCement AG	157,575
6,293	Holcim, Ltd.	320,368
13,005	Ibstock plc(a)	35,802
1,243	Imerys SA	51,801
3,763	James Hardie Industries SE	151,429
400	Krosaki Harima Corp.	15,333
5,422	Marshalls plc	50,664

Shares		Value
Common Stocks, continued
Construction Materials, continued
2,500	Nippon Concrete Industries Co., Ltd.	$6,065
500	Shinagawa Refractories Co., Ltd.	17,261
123	STO SE & Co KGaA	30,939
1,500	Sumitomo Osaka Cement Co., Ltd.	46,109
5,700	Taiheiyo Cement Corp.	112,748
1,300	TYK Corp.	3,484
998	Vicat	40,862
527	Wienerberger AG	19,372

		2,079,255

Consumer Finance (0.2%):
3,600	ACOM Co., Ltd.	10,362
3,700	AEON Financial Service Co., Ltd.	39,962
7,800	Aiful Corp.	24,147
8,198	Axactor SE*	7,013
974	Cembra Money Bank AG	70,897
1,607	Credit Corp. Group, Ltd.	39,152
6,600	Credit Saison Co., Ltd.	69,388
18,226	Eclipx Group, Ltd.*	29,320
873	Gruppo MutuiOnline SpA	43,654
2,616	H&T Group plc	10,440
5,740	Hoist Finance AB*(a)	18,562
17,800	Hong Leong Finance, Ltd.	31,570
14,415	International Personal Finance	25,164
577	Isracard, Ltd.	2,849
4,300	J Trust Co., Ltd.	21,276
1,300	Jaccs Co., Ltd.	33,484
8,490	Money3 Corp., Ltd.	21,946
15,200	Orient Corp.	16,487
213,600	Oshidori International Holdings, Ltd.*	15,350
4,742	Provident Financial plc*	23,059
4,452	Resurs Holding AB(a)	18,651
38,000	Sun Hung Kai & Co., Ltd.	20,276

		593,009

Containers & Packaging (0.7%):
3,618	BillerudKorsnas AB	67,959
4,231	Cascades, Inc.	46,732
1,780	CCL Industries, Inc.	95,460
28,702	DS Smith plc	149,350
1,600	FP Corp.	54,537
1,900	Fuji Seal International, Inc.	34,994
1,000	Hokkan Holdings, Ltd.	12,609
3,405	Huhtamaki OYJ	149,902
3,327	Intertape Polymer Group, Inc.	69,234
276	Mayr Melnhof Karton AG	55,511
36,741	Orora, Ltd.	93,715
6,607	Pact Group Holdings, Ltd.	12,163
8,600	Rengo Co., Ltd.	65,058
8,406	SIG Combibloc Group AG	235,082
8,090	Smurfit Kappa Group plc	447,188
500	Taisei Lamick Co., Ltd.	11,887
600	Tomoku Co., Ltd.	9,329
4,000	Toyo Seikan Group Holdings, Ltd.	47,658
659	Verallia SA(a)	23,220
750	Vetropack Holding AG	47,401
753	Vidrala SA	74,179
300	Winpak, Ltd.	8,816

		1,811,984

See accompanying notes to the financial statements.

11

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Distributors (0.3%):
600	Arata Corp.	$22,982
11,493	Bapcor, Ltd.	58,627
1,300	Canon Marketing Japan, Inc.	25,833
500	Chori Co., Ltd.	7,944
564	D’ieteren Group	109,970
1,000	Doshisha Co., Ltd.	13,617
4,313	Headlam Group plc	24,979
20,473	Inchcape plc	251,641
3,000	Jardine Cycle & Carriage, Ltd.	45,907
3,365	John Menzies plc*	14,073
400	Paltac Corp.	16,433
85	Tadiran Group, Ltd.	11,902
3,025	Uni-Select, Inc.*	61,562

		665,470

Diversified Consumer Services (0.1%):
3,986	Academedia AB(a)	24,439
2,000	Benesse Holdings, Inc.	39,203
3,227	Dignity plc*	25,778
8,000	EC Healthcare	11,434
44,648	G8 Education, Ltd.*	36,098
1,700	IBJ, Inc.	13,393
2,783	IDP Education, Ltd.	70,166
400	Park Lawn Corp.	13,125
900	QB Net Holdings Co., Ltd.*	14,076
2,600	Riso Kyoiku Co., Ltd.	8,885
700	Studio Alice Co., Ltd.	13,044
900	Take And Give Needs Co., Ltd.*	7,553

		277,194

Diversified Financial Services (0.9%):
1,439	ABC arbitrage	11,696
863	Ackermans & Van Haaren NV	165,837
182	Aker ASA, Class A Shares	17,029
84,183	AMP, Ltd.*	61,870
3,396	Banca Farmafactoring SpA(a)	27,421
5,878	Banca Mediolanum SpA	57,615
4,759	Burford Capital, Ltd.	49,649
21,477	Challenger, Ltd.	102,050
5,800	Ecn Capital Corp.	24,488
16,244	Element Fleet Management Corp.	165,420
521	Eurazeo SE	45,542
900	Fuyo General Lease Co., Ltd.	62,376
20,600	G-Resources Group, Ltd.*	7,398
88	Hypoport SE*	51,238
156	Industrivarden AB, Class A	4,953
140	Jackson Financial, Inc., Class A	5,856
800	Japan Investment Adviser Co., Ltd.	9,051
4,600	Japan Securities Finance Co., Ltd.	38,400
63,712	M&G plc	171,964
24,220	Mitsubishi HC Capital, Inc.	119,838
1,800	Mizuho Leasing Co., Ltd.	49,931
900	NEC Capital Solutions, Ltd.	15,730
16,085	Ofx Group, Ltd.*	27,080
7,289	Omni Bridgeway, Ltd.*	19,521
2,247	Onex Corp.	176,377
14,700	ORIX Corp.	300,079
4,583	Plus500, Ltd.	84,287
1,100	Ricoh Leasing Co., Ltd.	36,922

Shares		Value
Common Stocks, continued
Diversified Financial Services, continued
45,834	Standard Life Aberdeen plc	$149,359
1,500	Tokyo Century Corp.	72,789
2,200	Zenkoku Hosho Co., Ltd.	95,848

		2,227,614

Diversified Telecommunication (0.0%†):
3,751	Uniti Group, Ltd.*	12,148

Diversified Telecommunication Services (2.2%):
14,353	Airtel Africa plc(a)	25,929
44	BCE, Inc.	2,289
974	BCE, Inc.	50,687
36,348	Bezeq Israeli Telecommunication Corp., Ltd. (The)*	60,166
258,528	BT Group plc	591,053
1,146	Cellnex Telecom SAU(a)	66,531
20,039	Chorus, Ltd.	98,389
90,000	CITIC Telecom International Holdings, Ltd.	30,375
46,971	Deutsche Telekom AG, Registered Shares	872,882
3,546	Elisa OYJ	217,762
2,209	Gamma Communications plc	49,339
27,500	HKBN, Ltd.	33,753
82,295	HKT Trust & HKT, Ltd.	110,628
3,856	Infrastrutture Wireless Italiane SpA(a)	46,682
2,000	Internet Initiative Japan, Inc.	82,616
121,735	Koninklijke KPN NV	377,987
41,300	NetLink NBN Trust	30,647
5,800	Nippon Telegraph & Telephone Corp.	158,611
48,762	Orange SA	522,342
174,202	PCCW, Ltd.	88,263
5,067	Proximus SADP	98,798
14,900	Singapore Telecommunications, Ltd.	25,658
16,483	Spark New Zealand, Ltd.	51,028
13,084	Speedcast International, Ltd.*(b)	—
12,209	Superloop, Ltd.*	10,571
893	Swisscom AG, Registered Shares	503,945
210,041	Telecom Italia SpA	99,418
334,376	Telecom Italia SpA	164,417
45,006	Telefonica Deutschland Holding AG	124,500
90,151	Telefonica SA	392,417
4,768	Telekom Austria AG	41,335
4,475	Telenor ASA	70,444
40,221	Telia Co AB	157,324
41,906	Telstra Corp., Ltd.	127,440
4,669	TPG Telecom, Ltd.	20,017
7,091	Tuas, Ltd.*	10,553
4,427	United Internet AG, Registered Shares	175,593

		5,590,389

Electric Utilities (1.5%):
994	Acciona SA	189,413
17,641	AusNet Services	32,971
334	BKW AG	43,367
5,400	Chubu Electric Power Co., Inc.	57,024
2,800	Chugoku Electric Power Co., Inc. (The)	22,727
7,000	CK Infrastructure Holdings, Ltd.	44,575
9,564	CLP Holdings, Ltd.	96,595
3,804	Contact Energy, Ltd.	21,081
21,672	EDP - Energias de Portugal SA	118,867
4,908	Electricite de France	57,672

See accompanying notes to the financial statements.

12

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Electric Utilities, continued
633	Elia Group SA/NV	$83,464
2,200	Emera, Inc.	109,965
4,746	Endesa SA	109,397
47,239	Enel SpA	376,175
240	Energiedienst Holding AG, Registered Shares	12,206
1,538	EVN AG	46,421
1,708	Fortis, Inc.	82,445
900	Fortis, Inc.	43,427
4,799	Fortum OYJ	146,567
14,936	Genesis Energy, Ltd.	29,243
30,000	HK Electric Investments, Ltd.	29,437
7,700	Hokkaido Electric Power Co., Inc.	34,315
3,500	Hokuriku Electric Power Co.	17,803
1,200	Hydro One, Ltd.(a)	31,224
67,020	Iberdrola SA	785,300
12,913	Infratil, Ltd.	70,717
3,500	Kansai Electric Power Co., Inc. (The)	32,762
7,200	Kyushu Electric Power Co., Inc.	53,738
1,800	Okinawa Electric Power Co., Inc. (The)	22,807
24,174	Origin Energy, Ltd.	92,338
730	Orsted A/S(a)	93,755
11,500	Power Assets Holdings, Ltd.	71,681
8,090	Red Electrica Corp SA	175,088
11	Romande Energie Holding SA, Registered Shares	16,484
15,382	Scottish & Southern Energy plc	342,942
3,300	Shikoku Electric Power Co., Inc.	23,320
13,794	Terna SpA	111,284
3,900	Tohoku Electric Power Co., Inc.	27,730
20,300	Tokyo Electric Power Co. Holdings, Inc.*	52,546
284	Verbund AG, Class A	32,050

		3,840,923

Electrical Equipment (1.2%):
7,265	ABB, Ltd.	276,897
600	Chiyoda Integre Co., Ltd.	10,514
1,300	Denyo Co., Ltd.	20,877
2,000	Fuji Electric Co., Ltd.	109,229
12,400	Fujikura, Ltd.*	60,926
3,100	Furukawa Electric Co., Ltd. (The)	62,454
1,200	Futaba Corp.	7,294
485	GARO AB	11,521
38	Gavazzi Carlo Holding AG	11,467
3,000	GS Yuasa Corp.	66,734
400	Hirakawa Hewtech Corp.	4,351
553	Huber & Suhner AG	52,608
1,600	Idec Corp./Japan	38,778
3,691	Legrand SA	431,935
800	Mabuchi Motor Co., Ltd.	26,481
346	Mersen	14,546
9,100	Mitsubishi Electric Corp.	115,414
1,227	Nexans SA	120,082
1,000	Nidec Corp.	117,571
500	Nippon Carbon Co., Ltd.	18,131
1,500	Nitto Kogyo Corp.	20,678
1,094	NKT A/S*	52,838
3,878	Nordex Se*^	61,415
17	Phoenix Mecano AG	7,568
2,550	PNE AG	24,320

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
2,643	Prysmian SpA	$99,574
400	Sanyo Denki Co., Ltd.	20,975
942	Schneider Electric SA	184,661
200	SEC Carbon, Ltd.	10,157
2,150	SGL Carbon SE*	18,804
4,069	Siemens Energy AG*	104,170
701	Siemens Gamesa Renewable Energy*	16,624
5,642	Signify NV(a)	260,042
1,000	Sinfonia Technology Co., Ltd.	11,409
355	Somfy SA	71,258
1,500	SwCC Showa Holdings Co., Ltd.	21,693
900	Takaoka Toko Co., Ltd.	11,121
1,055	Tera Light, Ltd.*	2,546
1,933	TKH Group NV	122,259
600	Toyo Tanso Co., Ltd.	16,696
3,300	Ushio, Inc.	54,813
140	Varta AG	18,247
6,780	Vestas Wind Systems A/S	205,059
527	XP Power, Ltd.	36,400

		3,031,137

Electronic Equipment, Instruments & Components (1.4%):
600	Ai Holdings Corp.	10,039
7,060	Alps Alpine Co., Ltd.	66,614
288	ALSO Holding AG, Registered Shares	94,217
2,300	Amano Corp.	52,783
2,100	Anritsu Corp.	32,449
1,200	Arisawa Manufacturing Co., Ltd.	10,299
1,280	Austria Technologie & Systemte	62,761
225	Basler AG	40,600
900	Canon Electronics, Inc.	12,412
5,004	Celestica, Inc.*	55,785
157	Cicor Technologies, Ltd.	9,091
13,600	Citizen Watch Co., Ltd.	58,769
3,400	CMK Corp.	20,490
3,981	Codan, Ltd./Australia	27,029
1,300	Conexio Corp.	16,685
5,000	Daiwabo Holdings Co., Ltd.	80,005
2,500	Dexerials Corp.	90,334
1,100	Elematec Corp.	10,331
700	Evertz Technologies, Ltd.	7,272
7,452	Fingerprint Cards AB*	16,910
2,100	Furuno Electric Co., Ltd.	22,116
400	Hagiwara Electric Co., Ltd.	7,290
500	Hakuto Co., Ltd.	11,461
511	Halma plc	22,065
400	Hamamatsu Photonics KK	25,531
2,429	Hexagon AB, Class B	38,255
200	Hirose Electric Co., Ltd.	33,636
1,200	Hochiki Corp.	13,586
700	Horiba, Ltd.	41,149
2,600	Hosiden Corp.	26,063
400	Ibiden Co., Ltd.	23,647
47	Inficon Holding AG	68,577
400	I-PEX, Inc.	6,804
300	Iriso Electronics Co., Ltd.	11,309
2,300	Japan Aviation Electronics Industry, Ltd.	39,669
1,100	Japan Cash Machine Co., Ltd.*	6,476

See accompanying notes to the financial statements.

13

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
21,200	Japan Display, Inc.*	$6,636
1,679	Jenoptik AG	70,891
1,000	Kaga Electronics Co., Ltd.	28,436
100	Keyence Corp.	62,857
1,200	Koa Corp.	16,833
1,800	Kyocera Corp.	112,497
3,500	Kyosan Electric Manufacturing Co., Ltd.	14,091
5,505	Lagercrantz Group AB	80,807
365	Landis+Gyr Group AG	24,617
26	Lem Holding SA, Registered Shares	72,491
2,200	Macnica Fuji Electronics Holdings	52,653
400	Maruwa Co., Ltd./Aichi	56,699
900	Meiko Electronics Co., Ltd.	37,257
978	Micronic Mydata AB	22,754
2,156	Midwich Group plc	18,348
4,600	Murata Manufacturing Co., Ltd.	365,278
267	Nederland Apparatenfabriek	19,026
2,800	Nichicon Corp.	30,753
600	Nippon Chemi-Con Corp.*	9,330
3,000	Nippon Electric Glass Co., Ltd.	76,932
3,400	Nippon Signal Co., Ltd.	26,978
1,800	Nissha Co., Ltd.	26,141
600	Nohmi Bosai, Ltd.	11,744
3,600	OKI Electric Industry Co., Ltd.	28,235
3,000	Osaki Electric Co., Ltd.	12,209
1,627	Oxford Instruments plc	57,890
3,149	Pricer AB	8,525
324	Renishaw plc	20,952
1,100	Restar Holdings Corp.	19,283
1,400	Ryoden Corp.	22,230
1,100	Ryosan Co., Ltd.	21,742
102	Sensirion Holding AG*(a)	14,812
400	Shibaura Electronics Co., Ltd.	30,235
900	Shimadzu Corp.	37,998
1,200	Shinko Shoji Co., Ltd.	9,559
2,000	Siix Corp.	24,627
3,154	Smart Metering Systems plc	35,857
1,318	Spectris plc	65,227
6,120	Strix Group plc	25,166
2,000	Sumida Corp.	22,036
700	Tachibana Eletech Co., Ltd.	9,745
2,200	Taiyo Yuden Co., Ltd.	125,825
2,500	Tamura Corp.	14,495
7,900	TDK Corp.	308,466
1,300	Topcon Corp.	18,755
1,300	Toyo Corp.	12,616
7,103	TT Electronics plc	24,611
100	V Technology Co., Ltd.	3,126
312	Vaisala OYJ, Class A	18,915
6,100	Venture Corp., Ltd.	82,966
44,000	Vstecs Holdings, Ltd.	41,258
2,800	Yokogawa Electric Corp.	50,501
1,100	Yokowo Co., Ltd.	28,313

		3,612,733

Energy Equipment & Services (0.3%):
7,314	Akastor ASA*	4,428
5,393	Aker Solutions ASA*	14,286

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
2,991	BW Offshore, Ltd.	$9,053
5,874	Ces Energy Solutions Corp.	9,428
29,491	CGG SA*	21,347
4,726	Computer Modelling Group, Ltd.	15,918
6,058	Enerflex, Ltd.	36,689
8,606	Ensign Energy Services, Inc.*	11,431
106,730	Ezion Holdings, Ltd.*	642
6,704	Hunting plc	15,353
18,612	John Wood Group plc*	48,114
8,257	Lamprell plc*	3,991
1,000	Modec, Inc.	11,951
2,400	North American Construction Group, Ltd.	36,414
7,269	Odfjell Drilling, Ltd.*	16,690
1,450	Pason Systems, Inc.	13,230
7,745	Petrofac, Ltd.*	12,081
18,993	Petroleum Geo-Services ASA*	7,902
818	Precision Drilling Corp.*	28,903
15,278	Saipem SpA*^	32,038
5,417	SBM Offshore NV	80,724
174	Schoeller-Blackman Oilfield Equipment AG*	6,129
8,377	Secure Energy Services, Inc.	34,838
3,900	ShawCor, Ltd.*	15,140
5,516	Subsea 7 SA	39,495
3,219	Technip Energies NV*	46,995
1,677	Tecnicas Reunidas SA*	13,254
2,634	Tenaris SA, ADR	54,945
1,938	Tenaris SA	20,225
2,965	TGS ASA	28,427
421	The Drilling Co of 1972 A/S*	16,492
900	Total Energy Services, Inc.*	4,291
400	Toyo Kanetsu KK	8,713
13,311	Trican Well Service, Inc.*	29,152
1,489	Vallourec SA*	14,910
7,807	Worley, Ltd.	60,483

		824,102

Entertainment (0.4%):
800	Akatsuki, Inc.	20,056
900	Avex, Inc.	11,285
11,278	Bollore, Inc.	63,101
2,427	Borussia Dortmund GMBH & Co. KGaA*	12,045
2,800	Capcom Co., Ltd.	65,936
21,158	Cineworld Group plc*^	9,117
268	CTS Eventim AG & Co. KGaA*	19,662
1,900	DeNA Co., Ltd.	29,261
2,590	Event Hospitality And Entertainment, Ltd.*	27,889
1,590	Gungho Online Enetertainment, Inc.	35,782
38,000	IGG, Inc.	33,789
82	Kinepolis Group NV*	5,115
1,300	KLab, Inc.*	5,607
1,600	Konami Holdings Corp.	76,804
1,100	Nexon Co., Ltd.	21,217
700	Nintendo Co., Ltd.	326,563
200	Square Enix Holdings Co., Ltd.	10,261
510	Technicolor SA*	1,642
100	Toei Animation Co., Ltd.	9,921
200	Toei Co., Ltd.	30,503
2,585	UbiSoft Entertainment SA*	126,766

See accompanying notes to the financial statements.

14

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Entertainment, continued
2,949	Universal Music Group NV	$83,138
700	UUUM, Inc.*	4,882
2,949	Vivendi Universal SA	39,893
5,570	WildBrain, Ltd.*	15,149

		1,085,384

Food & Staples Retailing (2.2%):
5,600	AEON Co., Ltd.	131,916
500	Ain Holdings, Inc.	24,913
3,200	Alcanna, Inc.*	17,305
8,272	Alimentation Couche-Tard, Inc.	346,629
702	Amsterdam Commodities NV*	19,862
2,400	Arcs Co., Ltd.	44,514
1,537	Axfood AB	44,206
800	Axial Retailing, Inc.	23,443
600	Belc Co., Ltd.	29,373
19,813	Carrefour SA	363,106
1,395	Casino Guichard-Perrachon SA*	36,750
1,100	Cawachi, Ltd.	21,062
9,262	Coles Group, Ltd.	120,891
1,589	Colruyt SA	67,403
200	Cosmos Pharmaceutical Corp.	29,387
1,300	Create SD Holdings Co., Ltd.	35,933
500	Daikokutenbussan Co., Ltd.	22,391
4,900	Dairy Farm International Holdings, Ltd.	14,017
3,491	Empire Co., Ltd., Class A	106,375
9,117	Endeavour Group, Ltd.	44,711
500	Fuji Co., Ltd./Ehime	8,491
1,600	Heiwado Co., Ltd.	26,866
200	Itochu-Shokuhin Co., Ltd.	8,676
38,289	J Sainsbury plc	142,733
600	JM Holdings Co., Ltd.	8,593
600	Kato Sangyo Co., Ltd.	17,478
2,778	Kesko OYJ, Class A	85,770
8,384	Kesko OYJ, Class B	278,099
2,400	Kobe Bussan Co., Ltd.	92,869
19,653	Koninklijke Ahold Delhaize NV	673,343
400	Kusuri NO Aoki Holdings Co., Ltd.	25,302
900	LAWSON, Inc.	42,597
800	Life Corp.	23,687
2,011	Loblaw Cos., Ltd.	164,785
1,380	Matsumotokiyoshi Holdings Co., Ltd.	50,975
38,026	Metcash, Ltd.	124,501
7,078	METRO AG	74,264
3,317	Metro, Inc.	176,550
600	Ministop Co., Ltd.	7,330
900	Mitsubishi Shokuhin Co., Ltd.	21,618
1,200	Nihon Chouzai Co., Ltd.	14,347
1,801	North West Co., Inc.	48,756
10,925	Olam International, Ltd.	14,191
1,200	Qol Holdings Co., Ltd.	14,609
1,094	Rallye SA*	6,274
337	Rami Levy Chain Stores Hashikm	25,318
1,000	Retail Partners Co., Ltd.	11,921
600	San-A Co., Ltd.	21,808
12,300	Seven & I Holdings Co., Ltd.	540,765
28,900	Sheng Siong Group, Ltd.	31,311
4,880	Shufersal, Ltd.	40,624

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
1,454	Sligro Food Group NV*	$35,250
38,447	Sonae SGPS SA	43,871
500	Sugi Holdings Co., Ltd.	30,256
1,800	Sundrug Co., Ltd.	46,977
57,657	Tesco plc	226,012
400	Tsuruha Holdings, Inc.	38,359
2,100	United Supermarkets Holdings	19,301
2,200	Valor Holdings Co., Ltd.	41,054
1,400	Watahan & Co., Ltd.	15,400
1,400	Welcia Holdings Co., Ltd.	43,649
1,493	Weston (George), Ltd.	173,121
9,117	Woolworths Group, Ltd.	252,125
800	YAKUODO Holdings Co., Ltd.	15,624
700	Yamatane Corp.	9,811
700	Yaoko Co., Ltd.	42,487
2,800	Yokorei Co., Ltd.	20,330

		5,422,265

Food Products (3.1%):
5,898	A2 Milk Co., Ltd.*	23,958
509	AAK AB	10,998
364	Agrana Beteiligungs AG	7,124
4,500	Ajinomoto Co., Inc.	136,839
44,180	Aryzta AG*	55,241
1,867	Associated British Foods plc	50,632
772	Atria OYJ	10,122
2,327	Austevoll Seafood ASA	28,081
363	Bakkafrost P/F	24,016
58	Barry Callebaut AG, Registered Shares	140,972
8,561	Bega Cheese, Ltd.	35,315
125	Bell AG	39,998
854	Bonduelle S.C.A.	20,272
2,000	Calbee, Inc.	46,416
1	Chocoladefabriken Lindt & Spruengli AG	134,096
800	Chubu Shiryo Co., Ltd.	6,852
12,278	Cloetta AB	35,533
15,071	Costa Group Holdings, Ltd.	33,226
2,030	Cranswick plc	101,602
4,274	Danone SA	265,456
1,700	Delfi, Ltd.	965
10,007	Devro plc	27,887
500	DyDo Group Holdings, Inc.	20,575
2,372	Ebro Foods SA	45,564
4,736	Elders, Ltd.	42,214
80	Emmi AG	94,253
400	Ezaki Glico Co., Ltd.	12,710
108,669	First Pacific Co., Ltd.	40,012
27,100	First Resources, Ltd.	30,384
1,616	Forfarmers NV	7,426
9,500	Fraser & Neave, Ltd.	9,944
1,000	Fuji Oil Holdings, Inc.	20,174
3,286	Glanbia plc	46,031
260,400	Golden Agri-Resources, Ltd.	47,374
11,957	GrainCorp, Ltd.	71,922
17,127	Greencore Group plc*^	30,008
1,100	High Liner Foods, Inc.	12,967
1,923	Hilton Food Group plc	29,647
1,600	Hokuto Corp.	26,545

See accompanying notes to the financial statements.

15

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Food Products, continued
700	House Foods Group, Inc.	$17,624
15,498	Inghams Group, Ltd.	39,466
2,700	Itoham Yonekyu Holdings, Inc.	15,429
300	Iwatsuka Confectionery Co., Ltd.	10,225
368	JDE Peet’s NV	11,338
600	J-Oil Mills, Inc.	8,713
800	Kagome Co., Ltd.	20,779
800	Kakiyasu Honten Co., Ltd.	19,533
400	Kameda Seika Co., Ltd.	14,851
700	Kenko Mayonnaise Co., Ltd.	8,137
506	Kerry Group plc, Class A	65,221
2,800	Kewpie Corp.	60,270
400	Kikkoman Corp.	33,636
163	KWS Saat SE	13,542
500	Kyokuyo Co., Ltd.	13,381
147	Lassonde Industries, Inc.	18,287
3,154	Leroy Seafood Group ASA	24,615
17	Lotus Bakeries	108,198
2,349	Maple Leaf Foods, Inc.	54,342
1,200	Marudai Food Co., Ltd.	15,902
2,600	Maruha Nichiro Corp.	54,276
1,700	Megmilk Snow Brand Co., Ltd.	29,360
41	Mehadrin, Ltd.*	2,375
2,300	Meiji Holdings Co., Ltd.	137,193
800	Mitsui Sugar Co., Ltd.	13,481
1,300	Morinaga & Co., Ltd.	42,407
1,900	Morinaga Milk Industry Co., Ltd.	90,030
1,241	Mowi ASA	29,382
23,355	Nestle SA, Registered Shares	3,265,914
389	Neto Malinda Trading, Ltd.*	13,825
2,400	NH Foods, Ltd.	86,399
2,600	Nichirei Corp.	60,207
1,200	Nippn Corp.	17,279
800	Nippon Beet Sugar Manufacturing Co., Ltd.	11,867
12,400	Nippon Suisan Kaisha, Ltd.	58,550
1,200	Nisshin Oillio Group, Ltd. (The)	30,249
2,700	Nisshin Seifun Group, Inc.	38,864
300	Nissin Foods Holdings Co., Ltd.	21,856
326	Orior AG	32,158
1,732	Orkla ASA, Class A	17,373
30,027	Premier Foods plc	45,454
688	Premium Brands Holdings Corp.	68,778
1,300	Prima Meat Packers, Ltd.	28,037
11,830	Ridley Corp., Ltd.	12,870
600	S Foods, Inc.	18,119
482	Salmar ASA	33,261
2,346	Sanford, Ltd.*	7,787
1,853	Saputo, Inc.	41,754
127	Savencia SA	8,847
3,496	Scales Corp., Ltd.	13,402
3,767	Scandi Standard AB	17,096
619	Schouw & Co.	53,902
2,867	Select Harvests, Ltd.	12,961
800	Showa Sangyo Co., Ltd.	18,496
306	Sipef SA	19,821
600	Starzen Co., Ltd.	10,434
1,353	Strauss Group, Ltd.	42,199

Shares		Value
Common Stocks, continued
Food Products, continued
2,659	Suedzucker AG	$40,116
2,839	Synlait Milk, Ltd.*	6,725
11,672	Tassal Group, Ltd.	29,659
14,193	Tate & Lyle plc	126,813
1,700	Toyo Suisan Kaisha, Ltd.	71,918
58	United International Enterprises	16,516
13,688	United Malt Grp, Ltd.	43,450
1,635	Viscofan SA	105,661
22,000	Vitasoy International Holdings, Ltd.^	44,437
400	Warabeya Nichiyo Holdings Co., Ltd.	7,176
253,915	WH Group, Ltd.(a)	159,278
23,800	Wilmar International, Ltd.	73,187
200	Yakult Honsha Co., Ltd.	10,420
3,700	Yamazaki Baking Co., Ltd.	49,159

		7,687,618

Gas Utilities (0.4%):
7,684	AltaGas, Ltd.	165,916
12,578	APA Group	92,134
1,714	Brookfield Infrastructure Corp., Class A	116,990
7,379	Enagas SA	170,649
17,850	Hong Kong & China Gas Co., Ltd.	27,791
14,289	Italgas SpA	97,994
800	K&O Energy Group, Inc.	9,989
5,000	Nippon Gas Co., Ltd.	66,306
2,900	Osaka Gas Co., Ltd.	48,029
1,181	Rubis SCA	35,293
1,300	Saibu Gas Co., Ltd.	24,021
1,300	Shizuoka Gas Co. Ltd.	11,134
14,036	Snam SpA	84,355
4,491	Superior Plus Corp.	46,160
1,100	Toho Gas Co., Ltd.	28,002
2,200	Tokyo Gas Co., Ltd.	39,550

		1,064,313

Health Care Equipment & Supplies (1.5%):
644	Alcon, Inc.^	56,105
4,403	Alcon, Inc.	388,054
1,070	Ambu A/S, Class B	28,010
3,762	Ansell, Ltd.	86,130
2,637	Arjo AB, Class B	32,281
1,200	Asahi Intecc Co., Ltd.	25,712
425	BioMerieux	60,406
84	Carl Zeiss Meditec AG	17,674
246	Cellavision AB	8,826
304	Cochlear, Ltd.	47,718
600	Coloplast A/S, Class B	104,980
251	Coltene Holding AG	30,906
15,016	Convatec Group plc(a)	39,218
1,762	Demant A/S*	89,399
419	DiaSorin SpA	79,701
509	Draegerwerk AG & Co. KGaA	32,017
238	Draegerwerk AG & Co. KGaA	14,639
458	Eckert & Ziegler AG	49,014
2,223	Elekta AB, Class B	28,094
3,206	Fisher & Paykel Healthcare Corp., Ltd.	71,874
300	Fukuda Denshi Co., Ltd.	22,407
2,253	Getinge AB, Class B	97,895
4,399	GN Store Nord A/S	274,908

See accompanying notes to the financial statements.

16

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
405	Guerbet	$17,185
800	Hogy Medical Co., Ltd.	22,678
2,500	HOYA Corp.	370,751
500	Jeol, Ltd.	39,740
710	Koninklijke Philips Electronics NV, NYS	26,164
5,281	Koninklijke Philips NV	196,273
700	Mani, Inc.	9,709
849	Medmix AG*(a)	41,960
1,000	Menicon Co., Ltd.	29,478
1,200	Nakanishi, Inc.	22,101
1,100	Nihon Kohden Corp.	30,097
7,000	Nipro Corp.	66,171
7,100	Olympus Corp.	163,110
1,800	Paramount Bed Holdings Co., Ltd.	30,538
457	Revenio Group OYJ	28,861
215	Sartorius AG	145,508
645	Siemens Healthineers AG(a)	48,328
1,648	Smith & Nephew plc	28,840
974	Smith & Nephew plc, ADR	33,720
386	Sonova Holding AG, Registered Shares	150,809
360	Stratec Se	56,460
56	Straumann Holding AG, Registered Shares, Class R	118,370
1,200	Sysmex Corp.	161,704
2,300	Terumo Corp.	97,205
180	Ypsomed Holding AG	36,720

		3,658,448

Health Care Providers & Services (0.9%):
3,400	Alfresa Holdings Corp.	45,324
3,260	Amplifon SpA	175,159
18,541	Arvida Group, Ltd.	25,028
200	As One Corp.	13,408
6,164	Attendo AB*(a)	26,220
18,377	Australian Pharmaceutical Industries, Ltd.	23,132
700	BML, Inc.	21,761
3,715	CareTech Holdings plc	28,957
862	CVS Group plc	26,124
2,198	Ebos Group, Ltd.	62,036
1,000	Elan Corp.	9,653
4,012	Extendicare, Inc.	23,156
3,112	Fagron	52,370
1,400	France Bed Holdings Co., Ltd.	11,224
3,799	Fresenius Medical Care AG & Co., KGaA	246,074
5,366	Fresenius SE & Co. KGaA	216,334
2,800	H.U. Group Holdings, Inc.	70,965
27,126	Healius, Ltd.	104,223
2,572	Humana AB*	20,687
1,400	Hygeia Healthcare Holdings Co., Ltd.(a)	8,770
1,746	Integral Diagnostics, Ltd.	6,276
2,000	Japan Lifeline Co., Ltd.	19,061
1,000	Japan Medical Dynamic Marketing, Inc.	16,278
2,704	Korian SA	85,651
225	Lna Sante	12,884
3,204	Medical Facilities Corp.	23,685
15,698	Mediclinic International plc*	67,781
1,044	Medicover AB, Class B	42,588
3,300	Medipal Holdings Corp.	61,839
1,110	NMC Health plc*(b)	—

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
21,704	Oceania Healthcare, Ltd.	$19,921
6,310	Oriola Oyj, Class B	14,387
1,066	Orpea	106,603
24,015	Raffles Medical Group, Ltd.	24,427
1,997	Ramsay Health Care, Ltd.	103,648
2,814	Ryman Healthcare, Ltd.	23,592
3,400	Ship Healthcare Holdings, Inc.	79,236
59,044	Sigma Healthcare, Ltd.	20,620
1,900	Solasto Corp.	20,405
3,465	Sonic Healthcare, Ltd.	117,675
8,887	Spire Healthcare Group plc*(a)	30,089
8,438	Summerset Group Holdings, Ltd.	79,062
1,500	Suzuken Co., Ltd.	43,230
1,422	Terveystalo OYJ(a)	19,097
1,800	Toho Holdings Co., Ltd.	27,469
500	Tokai Corp./Gifu	8,587
3,655	Virtus Health, Ltd.	18,215
2,800	Vital Ksk Holdings, Inc.	19,648

		2,322,559

Health Care Technology (0.2%):
7,980	AGFA-Gevaert NV*	34,414
1,026	Ascom Holding AG*	13,238
857	CompuGroup Medical SE & Co KgaA	69,339
2,389	Emis Group plc	43,838
2,400	M3, Inc.	120,907
700	MedPeer, Inc.*	21,823
800	Nnit A/S(a)	14,027
94	Pharmagest Interactive	10,050
1,258	Pro Medicus, Ltd.	57,168
1,213	Raysearch Laboratories AB*	7,567
3,335	Sectra AB, Class B*	73,306

		465,677

Hotels, Restaurants & Leisure (1.5%):
2,190	888 Holdings plc	8,925
3,592	Accor SA*	116,231
600	AEON Fantasy Co., Ltd.	9,716
1,000	Arcland Service Holdings Co., Ltd.	19,687
23,206	Ardent Leisure Group, Ltd.*	22,766
4,661	Aristocrat Leisure, Ltd.	147,795
1,059	Basic-Fit NV*(a)	50,436
3,095	Betsson AB, Class B*	18,616
20,000	Cafe de Coral Holdings, Ltd.	35,654
1,533	Carnival plc, ADR*	28,345
72,000	Century City International Holdings, Ltd.*	3,740
970	CIE des Alpes*	15,219
4,935	Collins Foods, Ltd.	48,008
700	Colowide Co., Ltd.	9,916
2,726	Compass Group plc*	60,714
1,300	Create Restaurants Holdings In^	8,156
4,576	Crown Resorts, Ltd.*	39,899
799	Domino’s Pizza Enterprises, Ltd.	68,616
13,489	Domino’s Pizza Group plc	83,720
1,600	Doutor Nichires Holdings Co., Ltd.	22,289
4,906	Elior Group*(a)	35,453
253	Evolution AB(a)	35,605
6,500	Fairwood Holdings, Ltd.	12,926
1,821	Flight Centre Travel Group, Ltd.*	23,393

See accompanying notes to the financial statements.

17

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
495	Flutter Entertainment plc*	$78,100
2,342	Flutter Entertainment plc*	371,503
2,000	Food & Life Cos., Ltd.	75,365
200	Fuji Kyuko Co., Ltd.	7,081
557	Fuller Smith & Turner plc, Class A	5,376
7,000	Galaxy Entertainment Group, Ltd.*	36,273
200	Genki Sushi Co., Ltd.	4,430
38,700	Genting Singapore, Ltd.	22,262
3,888	Greggs plc	175,019
4,228	GVC Holdings plc*	95,979
18,230	Hongkong & Shanghai Hotels (The)*	16,017
1,499	InterContinental Hotels Group plc, ADR*	97,750
2,484	JD Wetherspoon plc*	32,288
868	Jumbo Interactive, Ltd.	12,160
1,100	KFC Holdings Japan, Ltd.	27,671
6,856	Kindred Group plc	81,087
1,700	Komeda Holdings Co., Ltd.	30,304
1,196	La Francaise des Jeux SAEM(a)	52,985
33,812	Marston’s plc*	35,130
200	Matsuyafoods Holdings Co., Ltd.	6,295
500	McDonald’s Holdings Co., Ltd.	22,129
23,000	Melco International Development Ltd.*	28,057
5,571	Melia Hotels International SA*	37,880
14,000	Miramar Hotel & Investment	23,001
14,923	Mitchells & Butlers plc*	51,579
400	Monogatari Corp. (The)	23,479
46,000	NagaCorp, Ltd.	40,121
200	Oriental Land Co., Ltd.	33,709
2,702	Pandox AB*	43,446
900	Pizza Pizza Royalty Corp.	8,553
10,182	PlayTech plc*	100,912
600	Pollard Banknote, Ltd.	18,904
12,439	Rank Group plc*	26,280
1,500	Resorttrust, Inc.	24,509
2,049	Restaurant Brands International, Inc.^	124,333
3,018	Restaurant Brands New Zealand, Ltd.*	28,516
19,755	Restaurant Group plc (The)*	25,105
1,200	Saint Marc Holdings Co., Ltd.	15,266
3,788	Sands China, Ltd.*	8,824
5,463	Scandic Hotels Group AB*(a)	21,981
44,000	Shangri-La Asia, Ltd.*	36,738
78,868	SJM Holdings, Ltd.*	53,111
1,360	SkiStar AB	25,560
28,026	Sky City Entertainment Group, Ltd.	59,877
6,100	Skylark Holdings Co., Ltd.	80,146
700	Sodexo SA	61,373
13,126	SSP Group plc*	42,527
30,737	Star Entertainment Group, Ltd. (The)*	81,948
21,530	Tabcorp Holdings, Ltd.	78,735
581	The Gym Group plc*(a)	1,992
137	Tivoli A/S*	16,938
800	Tokyotokeiba Co., Ltd.	29,617
2,200	Toridoll Holding Corp.	47,560
2,341	Whitbread plc*	94,541
500	Young & Co.’s Brewery plc, Class A	10,538
2,700	Zensho Holdings Co., Ltd.	63,411

		3,680,096

Shares		Value
Common Stocks, continued
Household Durables (1.9%):
5,875	Azorim-Investment Development & Construction Co., Ltd.*	$35,165
4,812	Bang & Olufsen A/S*	20,493
12,573	Barratt Developments plc	126,987
3,181	Bellway plc	143,252
1,957	Berkeley Group Holdings plc	126,129
1,566	Bigben Interactive	28,815
3,728	Bonava AB	32,122
6,992	Bovis Homes Group plc	112,155
1,520	Breville Group, Ltd.	35,065
27,975	Cairn Home plc	35,957
1,700	Casio Computer Co., Ltd.	21,864
600	Chofu Seisakusho Co., Ltd.	10,625
9,695	Countryside Properties plc*(a)	58,850
6,556	Crest Nicholson Holdings plc	32,928
1,076	De’Longhi	38,442
7,507	DFS Furniture plc	26,864
1,000	Dorel Industries, Inc.*	16,200
2,152	Duni AB*	27,843
4,630	Electrolux AB, Class B	111,971
1,200	Es-Con Japan, Ltd.	8,170
2,053	Fiskars OYJ Abp	53,751
36	Forbo Holding AG	73,626
1,600	Fuji Corp., Ltd.	9,642
900	Fujitsu General, Ltd.	21,374
10,300	Haseko Corp.	127,723
2,710	Henry Boot plc	10,415
700	Hoosiers Holdings	4,133
679	Husqvarna AB, Class A Shares	10,766
6,964	Husqvarna AB, Class B	110,918
2,100	Iida Group Holdings Co., Ltd.	48,730
2,147	JM AB	96,871
5,000	JS Global Lifestyle Co., Ltd.(a)	8,429
10,600	Jvc Kenwood Corp.	16,222
958	Kaufman & Broad SA	40,260
1,300	LEC, Inc.	9,778
540	Leifheit AG	22,626
43,200	Man Wah Holdings, Ltd.	66,926
10	Metall Zug AG	22,612
1,363	Neinor Homes SA(a)	16,253
6,900	Nikon Corp.	74,404
5,576	Nobia AB	33,608
39,400	Panasonic Corp.	433,418
4,180	Persimmon plc	161,193
1,200	Pressance Corp.	21,799
6,708	Redrow plc	63,499
200	Rinnai Corp.	17,993
1,300	Sangetsu Corp.	18,342
864	SEB SA	134,562
5,900	Sekisui Chemical Co., Ltd.	98,611
4,600	Sekisui House, Ltd.	98,762
3,000	Sharp Corp.	34,383
11,300	Sony Group Corp.	1,428,673
2,500	Space Value Holdings Co., Ltd.	24,924
1,800	Starts Corp., Inc.	39,303
4,800	Sumitomo Forestry Co., Ltd.	92,917
328	Surteco Group SE	14,160

See accompanying notes to the financial statements.

18

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Household Durables, continued
1,100	Tamron Co., Ltd.	$27,310
42,121	Taylor Wimpey plc	99,749
805	The Vitec Group plc	15,474
1,000	TOA Corp.	7,026
3,468	TomTom NV*	35,680
100	V-ZUG Holding AG*	13,498

		4,810,240

Household Products (0.3%):
4,370	Essity AB, Class B	142,645
407	Henkel AG & Co. KGaA	31,819
4,900	Lion Corp.	65,486
14,255	Mcbride plc*	11,570
2,700	Pigeon Corp.	51,604
5,635	PZ Cussons plc	15,675
3,635	Reckitt Benckiser Group plc	311,782
800	Unicharm Corp.	34,774

		665,355

Independent Power and Renewable Electricity Producers (0.4%):
1,528	Albioma SA	59,641
892	Boralex, Inc., Class A	24,458
1,800	Capital Power Corp.	56,157
4,606	ContourGlobal plc(a)	11,914
18,267	Drax Group plc	149,715
2,483	EDP Renovaveis SA	61,567
1,300	Electric Power Development Co., Ltd.	17,261
1,200	Encavis AG	21,243
2,646	Energix-Renewable Energies, Ltd.	11,246
1,000	eRex Co., Ltd.	17,749
1,756	ERG SpA	56,553
49	Greenvolt-Energias Renovaveis SA*	353
3,655	Innergex Renewable Energy, Inc.	53,750
690	Kenon Holdings, Ltd.	35,076
2,800	New Energy Solar, Ltd.	1,670
4,718	Northland Power, Inc.	141,562
2,264	OPC Energy, Ltd.*	25,362
1,500	Polaris Infrastructure, Inc.	19,995
500	Renova, Inc.*	9,053
438	Scatec ASA(a)	7,536
604	Solaria Energia y Medio Ambiente SA*	11,587
14,446	Transalta Corp.	160,473
2,200	Transalta Renewables, Inc.	32,614
1,431	Uniper SE	68,053
910	West Holdings Corp.	45,132

		1,099,720

Industrial Conglomerates (0.9%):
1,137	Bonheur ASA	45,833
8,000	Chevalier International Holdings Ltd.	9,593
12,732	CIR SpA-Compagnie Industriali*	6,809
28,430	CK Hutchison Holdings, Ltd.	183,466
1,581	DCC plc	129,261
2,000	Guoco Group, Ltd.	21,802
8,100	Hitachi, Ltd.	438,829
822	Indus Holding AG	30,630
515	Italmobiliare SpA	19,009
1,500	Katakura Industries Co., Ltd.	32,152

Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued
1,700	Keihan Holdings Co., Ltd.	$39,115
18,500	Keppel Corp., Ltd.	70,306
2,235	Lifco AB, Class B	66,949
51,933	Melrose Industries plc	112,668
5,400	Nisshinbo Holdings, Inc.	41,008
6,522	Nolato AB, Class B	77,165
23,000	NWS Holdings, Ltd.	21,564
1,821	Rheinmetall AG	172,202
3,900	Seibu Holdings, Inc.*	36,491
70,000	Shun Tak Holdings, Ltd.*	19,316
2,187	Siemens AG, Registered Shares	380,115
6,191	Smiths Group plc	131,948
5,400	Tokai Holdings Corp.	40,804
1,300	Toshiba Corp.	53,469

		2,180,504

Insurance (3.6%):
2,838	Admiral Group plc	121,311
33,091	AEGON NV	164,903
3,360	Ageas NV	174,175
69,040	AIA Group, Ltd.	696,043
41,090	Alm Brand A/S	80,017
5,951	ASR Nederland NV	273,580
11,584	Assicurazioni Generali SpA	244,464
1,203	AUB Group, Ltd.	22,551
51,290	Aviva plc	284,779
10,959	AXA SA	326,571
999	Baloise Holding AG, Registered Shares	163,154
12,901	Beazley plc*	81,384
4	Brookfield Asset Management Reinsurance Partners, Ltd., Class A	250
7,384	Chesnara plc	28,468
2,213	Clal Insurance Enterprises Holdings, Ltd.*	56,827
2,983	CNP Assurances SA	73,868
5,028	Coface SA	71,667
4,900	Dai-ichi Life Holdings, Inc.	99,013
39,884	Direct Line Insurance Group plc	150,322
82	E-L Financial Corp., Ltd.	58,852
598	Fairfax Financial Holdings, Ltd.	294,196
1,054	FBD Holdings plc*	8,811
1,341	Gjensidige Forsikring ASA	32,585
500	Great Eastern Holdings, Ltd.	7,481
1,464	Great-West Lifeco, Inc.	43,938
1,465	Grupo Catalana Occidente SA	49,821
539	Hannover Rueck SE	102,625
5,987	Harel Insurance Investments &	67,913
1,758	Helvetia Holding AG	206,779
6,718	Hiscox, Ltd.	78,075
3,319	IA Financial Corp., Inc.	189,935
506	IDI Insurance Co., Ltd.	18,490
18,382	Insurance Australia Group, Ltd.	56,969
875	Intact Financial Corp.	113,747
6,700	Japan Post Holdings Co., Ltd.	52,303
1,900	Japan Post Insurance Co., Ltd.	30,535
52,851	Just Group plc*	59,663
7,487	Lancashire Holdings, Ltd.	53,609
58,863	Legal & General Group plc	236,907

See accompanying notes to the financial statements.

19

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance, continued
16,597	Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	$30,203
13,095	Manulife Financial Corp.	249,722
1,683	Manulife Financial Corp.	32,082
25,567	Mapfre SA	51,997
40,419	Medibank Private, Ltd.	98,516
1,055	Menora Mivtachim Holdings, Ltd.	24,998
16,641	Migdal Insurance & Financial Holding, Ltd.	27,452
2,100	MS&AD Insurance Group Holdings, Inc.	64,808
702	Muenchener Rueckversicherungs-Gesellschaft AG	208,240
17,124	NIB Holdings, Ltd.	87,290
4,192	NN Group NV	226,542
4,541	Phoenix Group Holdings plc	40,046
7,577	Phoenix Holdings, Ltd. (The)	97,991
5,968	Poste Italiane SpA(a)	78,311
1,147	Protector Forsikring ASA	14,099
2,817	Prudential plc, ADR	96,989
20,613	QBE Insurance Group, Ltd.	170,241
3,005	Sabre Insurance Group plc(a)	7,467
3,822	Saga plc*	14,748
3,323	Sampo Oyj, Class A	165,769
5,815	SCOR SA	181,581
445	Solid Forsakring AB*	2,894
2,600	Sompo Holdings, Inc.	109,856
11,137	Steadfast Group, Ltd.	42,538
5,818	Storebrand ASA	58,397
3,075	Sun Life Financial, Inc.	171,247
15,987	Suncorp Group, Ltd.	128,810
434	Swiss Life Holding AG, Registered Shares	265,717
2,645	Swiss Re AG	261,336
5,900	T&D Holdings, Inc.	75,522
974	Talanx AG	47,196
3,700	Tokio Marine Holdings, Inc.	205,656
1,470	Topdanmark A/S	82,431
92	Trisura Group, Ltd.*	3,469
2,023	Tryg A/S	50,008
15,269	Unipol Gruppo Finanziario SpA	82,479
14,182	UnipolSai Assicurazioni SpA	39,855
6,313	Uniqa Insurance Group AG	57,805
54	Vaudoise Assurances Holding SA	26,375
2,033	Vienna Insurance Group AG Wiener Versicherung Gruppe	57,497
1,796	Wuestenrot & Wuerttembergische AG	35,945
967	Zurich Insurance Group AG	423,906

		9,074,612

Interactive Media & Services (0.3%):
13,958	Auto Trader Group plc(a)	139,497
400	Bengo4.com, Inc.*	21,184
4,616	Carsales.com, Ltd.	84,283
1,200	Dip Corp.	40,856
5,012	Domain Holdings Australia, Ltd.	20,606
2,200	Kakaku.com, Inc.	58,734
2,000	mixi, Inc.	35,044
135	New Work SE	33,360
437	REA Group, Ltd.	53,308
14,661	Rightmove plc	157,402
897	Scout24 AG(a)	62,876

Shares		Value
Common Stocks, continued
Interactive Media & Services, continued
1,561	Seek, Ltd.	$37,236
2,124	Solocal Group*	2,968
6,000	Z Holdings Corp.	34,824

		782,178

Internet & Direct Marketing Retail (0.4%):
1,600	ASKUL Corp.	21,342
1,900	Belluna Co., Ltd.	11,714
621	BHG Group AB*	6,532
18,446	Boohoo Group plc*	30,671
1,898	Cazoo Group, Ltd.*	11,447
264	Delivery Hero SE*(a)	29,472
4,443	Dustin Group AB(a)	51,936
2,462	eDreams ODIGEO SA*	26,937
800	Enigmo, Inc.	5,294
1,765	HelloFresh SE*	135,753
10,000	Hong Kong Technology Venture Co., Ltd.	10,902
788	Just Eat Takeaway.com NV*(a)	43,288
500	Media Do Co., Ltd.	17,768
22,749	Moneysupermarket.com Group plc	66,346
6,515	N Brown Group plc*	3,802
821	Ocado Group plc*	18,624
5,176	On The Beach Group plc*(a)	19,859
1,785	Prosus NV	148,879
3,300	Rakuten, Inc.	33,115
1,817	Takkt AG	31,679
6,523	Webjet, Ltd.*	24,545
1,397	Zalando SE*(a)	113,275
1,200	ZOZO, Inc.	37,372

		900,552

IT Services (1.8%):
1,006	AddNode Group AB	47,620
45	Adyen NV*(a)	117,719
370	Allgeier SE	23,493
725	Alten SA	130,260
776	Amadeus IT Group SA*	52,262
733	Appen, Ltd.	5,928
3,282	Atea ASA	61,002
2,869	Atos SE	121,845
180	Aubay	12,794
1,677	Bechtle AG	120,202
1,490	Bouvet ASA	12,756
2,289	Capgemini SA	559,037
2,893	CGI, Inc.*	256,031
700	CGI, Inc.*	61,903
4,933	Columbus A/S	7,181
2,733	Computacenter plc	107,694
5,121	Computershare, Ltd.	74,522
1,100	Comture Corp.	34,346
7,824	Data#3, Ltd.	33,472
500	Densan System Holdings Co., Ltd.	11,878
100	Digital Garage, Inc.	4,257
1,400	DTS Corp.	30,728
8,624	Econocom Group SA/NV	35,725
2,927	Edenred	135,076
1,000	E-Guardian, Inc.	29,501
558	Enea AB*	16,767
3,891	Fdm Group Holdings plc	67,095

See accompanying notes to the financial statements.

20

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services, continued
457	Formula Systems 1985, Ltd.	$55,737
700	Fujitsu, Ltd.	119,957
1,332	GFT Technologies SE	69,950
6,665	Global Dominion Access SA(a)	35,506
2,200	GMO Internet, Inc.	51,610
400	GMO Payment Gateway, Inc.	49,595
1,200	ID Holdings Corp.	9,308
4,290	Indra Sistemas SA*	46,156
1,200	Infocom Corp.	22,770
900	Information Services Internati	30,327
2,776	Iomart Group plc	6,361
1,100	Itochu Techno-Solutions Corp.	35,392
4,018	Kainos Group plc	104,359
400	Kanematsu Electronics, Ltd.	13,775
1,231	Knowit AB	50,987
19,489	Link Administration Holdings, Ltd.	79,009
896	Matrix It, Ltd.	27,228
300	Mitsubishi Research Institute	10,539
370	Nagarro SE*	85,066
7,286	NCC Group plc	22,975
600	NEC Networks & System Integrat	9,369
1,300	NET One Systems Co., Ltd.	34,905
2,520	NEXTDC, Ltd.*	23,398
3,000	Nihon Unisys, Ltd.	83,862
2,056	Nomura Research Institute, Ltd.	87,571
800	NS Solutions Corp.	24,609
2,200	Nsd Co., Ltd.	39,984
5,500	NTT Data Corp.	117,945
4,539	Ordina NV	21,174
1,400	Otsuka Corp.	66,833
1,200	Poletowin Pitcrew Holdings, Inc.	10,793
9,052	Pushpay Holdings, Ltd.*	8,173
2,400	Relia, Inc.	20,348
663	Reply SpA	133,820
2,400	SCSK Corp.	47,772
65	Shopify, Inc., Class A*	89,530
800	Softbank Technology Corp.	17,828
3,194	Softcat plc	77,926
795	Sopra Steria Group	142,058
16,000	Sunevision Holdings, Ltd.	15,144
1,200	TDC Soft, Inc.	12,053
1,700	TechMatrix Corp.	28,031
2,278	Tieto OYJ	70,839
3,000	TIS, Inc.	89,045
315	Wavestone	19,501
2,243	Worldline SA*(a)	124,979

		4,515,191

Leisure Products (0.4%):
1,179	Accell Group*	64,356
1,700	Bandai Namco Holdings, Inc.	132,960
1,496	Beneteau SA*	24,221
606	BRP, Inc.	53,087
891	Games Workshop Group plc	120,200
1,000	Globeride, Inc.	27,480
72,000	Goodbaby International Holdings, Ltd.*	9,241
178	Harvia OYJ	11,842
2,500	Heiwa Corp.	41,110

Shares		Value
Common Stocks, continued
Leisure Products, continued
500	Mars Group Holdings Corp.	$7,326
1,659	Maytronics, Ltd.	40,948
342	MIPS AB	44,857
800	Mizuno Corp.	15,570
26,132	Photo-Me International plc*	22,275
1,200	Sankyo Co., Ltd.	31,105
3,600	Sega Sammy Holdings, Inc.	56,567
200	Shimano, Inc.	53,161
700	Spin Master Corp.*(a)	26,532
1,169	Technogym SpA(a)	11,185
1,995	Thule Group AB (The)(a)	120,628
4,700	Tomy Co., Ltd.	44,917
385	Trigano SA	74,818
700	Universal Entertainment Corp.*	14,858
500	Yamaha Corp.	24,653

		1,073,897

Life Sciences Tools & Services (0.5%):
1,444	Addlife AB, Class B	60,767
55	Bachem Holding AG, Class B	43,100
840	Biotage AB	24,314
223	Chemometec A/S	28,294
2,446	Clinigen Group plc	30,276
600	Cmic Holdings Co., Ltd.	7,988
2,245	Eurofins Scientific SE	277,925
1,196	Gerresheimer AG	115,365
124	Lonza Group AG, Registered Shares	103,331
2,345	Qiagen NV*	130,335
225	Sartorius Stedim Biotech	123,215
1,600	Shin Nippon Biomedical Laborat	19,709
97	Siegfried Holding AG	94,578
153	Tecan Group AG	93,067

		1,152,264

Machinery (4.4%):
3,060	Aalberts NV	201,319
2,600	Aichi Corp.	18,290
2,100	Aida Engineering, Ltd.	19,522
781	Alfa Laval AB	31,259
1,607	Alimak Group AB(a)	20,327
900	Alinco, Inc.	7,677
907	Alstom SA	32,300
10,200	Amada Holdings Co., Ltd.	101,032
2,314	Andritz AG	119,219
2,000	Anest Iwata Corp.	15,461
2,700	Asahi Diamond Industrial Co., Ltd.	15,371
2,774	Atlas Copco AB	161,973
4,369	Atlas Copco AB, Class A	302,545
1,149	ATS Automation Tooling Systems, Inc.*	45,640
1,300	Bando Chemical Industries, Ltd.	10,095
2,296	Beijer Alma AB	69,762
183	Bobst Group SA*	16,652
4,886	Bodycote plc	57,108
243	Bucher Industries AG	119,883
66	Burckhardt Compression Holding AG	31,261
56	Bystronic AG	78,701
459	Cargotec OYJ	22,666
17,240	CNH Industrial NV	331,076
1,560	Concentric AB	48,229

See accompanying notes to the financial statements.

21

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
1,110	Construcc y Aux de Ferrocarr SA	$45,912
103	Daetwyler Holding AG	45,445
600	Daifuku Co., Ltd.	49,046
6,307	Daimler Truck Holding AG*	231,838
2,100	Daiwa Industries, Ltd.	23,034
745	Danieli & C Officine Meccaniche SpA	22,840
1,585	Danieli & C Officine Meccaniche SpA	30,926
3,954	Deutz AG*	29,570
4,700	DMG Mori Co., Ltd.	80,806
694	Duerr AG	31,705
800	Ebara Corp.	44,456
4,630	Electrolux Professional AB, Class B*	32,054
3,120	Epiroc AB, Class A	79,129
1,755	Epiroc AB, Class B	37,231
200	FANUC Corp.	42,405
114	Feintool International Holding AG*	7,233
19,282	Fincantieri SpA*^	13,244
1,579	Fluidra SA	63,236
13,800	Frencken Group, Ltd.	20,210
2,000	Fuji Corp.	44,722
1,700	Furukawa Co., Ltd.	18,774
1,887	GEA Group AG	103,314
152	Georg Fischer AG	229,898
371	Gesco AG*	10,752
2,000	Glory, Ltd.	38,070
2,253	Haldex AB*	13,217
600	Harmonic Drive Systems, Inc.	25,270
4,700	Hino Motors, Ltd.	38,747
1,200	Hisaka Works, Ltd.	8,979
1,700	Hitachi Construction Machinery Co., Ltd.	49,157
9,200	Hitachi Zosen Corp.	63,843
1,000	Hosokawa Micron Corp.	29,572
6,200	IHI Corp.	124,870
13,720	IMI plc	321,508
791	Interpump Group SpA	57,573
17	Interroll Holding AG, Registered Shares	76,394
1,300	Iseki & Co., Ltd.	15,623
1,500	Japan Steel Works, Ltd. (The)	50,352
885	JOST Werke AG(a)	49,867
2,512	Jungheinrich AG	128,321
197	Kardex Holding AG	64,868
900	Kato Works Co., Ltd.	6,488
5,700	Kawasaki Heavy Industries, Ltd.	103,000
3,102	Kion Group AG	340,741
400	Kitagawa Iron Works Co., Ltd.	5,207
1,400	Kito Corp.	24,178
5,100	Kitz Corp.	31,576
572	Koenig & Bauer AG*	20,383
5,900	Komatsu, Ltd.	138,196
115	Komax Holding AG*	31,876
2,900	Komori Corp.	17,368
2,297	Kone OYJ, Class B	163,326
1,994	Konecranes OYJ	78,950
362	Krones AG	39,524
4,000	Kubota Corp.	88,822
900	Kurita Water Industries, Ltd.	42,560
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	13,259

Shares		Value
Common Stocks, continued
Machinery, continued
1,200	Maezawa Kyuso Industries Co., Ltd.	$11,117
700	Makino Milling Machine Co., Ltd.	25,019
600	Makita Corp.	25,478
586	Manitou Bf SA	18,380
800	Max Co., Ltd.	13,320
1,800	Meidensha Corp.	42,890
800	Metawater Co., Ltd.	14,044
18,989	Metso Outotec Oyj	201,952
5,732	MINEBEA MITSUMI, Inc.	162,758
900	Misumi Group, Inc.	36,941
6,500	Mitsubishi Heavy Industries, Ltd.	150,478
1,000	Mitsubishi Logisnext Co., Ltd.	9,218
700	Mitsuboshi Belting Co., Ltd.	13,124
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.*	9,612
1,100	Miura Co., Ltd.	37,881
12,954	Morgan Advanced Materials plc	62,941
1,500	Morita Holdings Corp.	17,061
2,400	Nabtesco Corp.	71,067
800	Nachi-Fujikoshi Corp.	28,662
2,000	Namura Shipbuilding Co., Ltd.*	3,635
3,340	Neles OYJ	51,860
1,456	NFI Group, Inc.	23,323
2,500	NGK Insulators, Ltd.	42,264
2,300	Nikkiso Co., Ltd.	16,058
1,267	Nilfisk Holding A/S*	41,697
3,900	Nippon Thompson Co., Ltd.	23,097
400	Nissei ASB Machine Co., Ltd.	10,993
800	Nitta Corp.	20,501
500	Nitto Kohki Co., Ltd.	7,961
1,900	Nitto Seiko Co., Ltd.	10,739
300	Noritake Co., Ltd.	13,060
995	Norma Group SE	38,354
7,700	NSK, Ltd.	49,415
14,800	NTN Corp.*	30,888
7,984	OC Oerlikon Corp. AG	81,721
1,700	Oiles Corp.	24,968
600	Okuma Corp.	26,716
400	Organo Corp.	30,087
2,800	OSG Corp.	43,487
692	Palfinger AG	27,006
174	Pfeiffer Vacuum Technology AG	42,787
150	Plasson Industries, Ltd.	10,606
118	Rational AG	120,962
70	Rieter Holding AG*	13,545
16,905	Rotork plc	81,536
1,800	Ryobi, Ltd.	17,155
8,822	Sandvik AB	246,572
364	Schindler Holding AG, Registered Shares	97,229
188,100	SembCorp Marine, Ltd.*	11,456
388	SFS Group AG	53,487
1,000	Shibaura Machine Co., Ltd.	32,697
1,200	Shima Seiki Manufacturing, Ltd.	20,610
1,900	Shinmaywa Industries, Ltd.	14,456
78,000	Singamas Container Holdings, Ltd.	11,706
2,200	Sintokogio, Ltd.	13,583
3,528	Skellerup Holdings, Ltd.	15,318
892	SKF AB	21,543

See accompanying notes to the financial statements.

22

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
7,963	SKF AB, Class B	$187,785
100	SMC Corp.	67,474
2,300	Sodick Co., Ltd.	16,381
995	Spirax-Sarco Engineering plc	216,461
891	Stabilus SA	65,449
1,600	Star Micronics Co., Ltd.	21,552
849	Sulzer AG, Registered Shares	83,720
3,700	Sumitomo Heavy Industries, Ltd.	89,740
3,900	Tadano, Ltd.	37,579
900	Takeuchi Manufacturing Co., Ltd.	21,359
1,300	Takuma Co., Ltd.	16,110
478	Technotrans SE	16,053
10,187	Techtronic Industries Co., Ltd.	202,786
1,500	THK Co., Ltd.	36,174
2,100	Tocalo Co., Ltd.	26,936
1,400	Torishima Pump Manufacturing Co., Ltd.	11,650
3,641	Trelleborg AB	95,179
1,098	Troax Group AB	56,334
1,100	Tsubaki Nakashima Co., Ltd.	14,052
1,400	Tsubakimoto Chain Co.	38,471
1,800	Tsugami Corp.	27,378
1,200	Tsukishima Kikai Co., Ltd.	11,833
600	Tsurumi Manufacturing Co., Ltd.	8,640
5,533	Valmet Corp.	235,535
803	VAT Group AG(a)	397,152
1,074	VBG Group AB, Class B	22,296
6,862	Vesuvius plc	41,710
4,198	Volvo AB, Class A	98,167
27,553	Volvo AB, Class B	635,477
229	Vossloh AG	11,772
1,416	Wacker Neuson SE	40,683
7,232	Wartsila OYJ Abp, Class B	100,707
560	Washtec AG	35,049
4,095	Weir Group plc (The)	94,456
3,000	Yamabiko Corp.	32,504
48,300	Yangzijiang Shipbuilding Holdings, Ltd.	48,084
7,188	Zardoya Otis SA	58,175

		11,132,717

Marine (0.6%):
22	A.P. Moeller — Maersk A/S, Class A	73,345
30	A.P. Moeller — Maersk A/S, Class B	107,682
1,600	Algoma Central Corp.	21,543
3,578	American Shipping Co. ASA	13,095
556	Clarkson plc	29,152
1,333	D/S Norden A/S	33,837
1,307	DFDS A/S*	69,826
371	Hapag-Lloyd AG(a)	116,676
3,300	Iino Kaiun Kaisha, Ltd.	15,681
5,897	Irish Continental Group*	30,353
2,300	Japan Transcity Corp.	14,181
600	Kawasaki Kisen Kaisha, Ltd.*	36,107
725	Kuehne & Nagel International AG, Registered Shares	233,233
1,600	Mitsui O.S.K. Lines, Ltd.	118,823
3,100	Nippon Yusen KK	236,156
600	NS United Kaiun Kaisha, Ltd.	18,236
3,500	Orient Overseas International, Ltd.	85,872
215,000	Pacific Basin Shipping, Ltd.	78,969

Shares		Value
Common Stocks, continued
Marine, continued
26,000	SITC International Holdings Co., Ltd.	$94,110
1,962	Stolt-Nielsen, Ltd.	30,315

		1,457,192

Materials (0.0%†):
1,334	Aclara Resources, Inc.*	1,171

Media (1.5%):
1,008	4imprint Group plc	38,403
3,715	Aimia, Inc.*	14,539
65	APG SGA SA*	14,192
14,475	Arnoldo Mondadori Editore SpA*	33,410
2,124	Ascential plc*	11,550
4,886	Atresmedia Corp. de Medios de Comuicacion SA	18,546
1,951	Bloomsbury Publishing plc	9,492
401	Cogeco Communications, Inc.	31,936
400	Cogeco, Inc.	25,689
5,394	Corus Entertainment, Inc.	20,300
5,200	Cyberagent, Inc.	86,551
3,302	Daily Mail & General Trust plc	12,060
1,800	Dentsu Group, Inc.	64,176
3,391	Euromoney Institutional Investor plc	42,415
8,672	Eutelsat Communications SA	106,096
1,700	F@n Communications, Inc.	5,736
2,800	Fuji Media Holdings, Inc.	26,911
1,123	Future plc	58,141
2,700	Hakuhodo DY Holdings, Inc.	44,988
8,376	HT&E, Ltd.	12,802
8,773	Hyve Group plc*	11,127
9,435	Informa plc*	65,682
2,000	Intage Holdings, Inc.	30,574
1,711	Ipsos	80,309
119,144	ITV plc*	177,669
9,582	Ive Group, Ltd.	12,141
3,439	JCDecaux SA*	86,162
1,600	Kadokawa Corp.	41,700
2,312	Kin And Carta plc*	9,079
1,467	Lagardere SCA*	40,705
1,449	Liberty Global plc, Class A*	40,195
3,548	Liberty Global plc, Class C*	99,663
1,664	M6 Metropole Television SA	32,492
1,300	Macromill, Inc.	12,515
8,183	Mediaset Espana Comunicacion SA*	38,162
10,230	MFE-MediaForEurope NV, Class A*	10,429
10,230	MFE-MediaForEurope NV, Class B	14,499
3,270	Modern Times Group MTG AB, Class B*	33,264
64,511	Nine Entertainment Co. Holdings, Ltd.	136,381
961	Nordic Entertainment Group AB, Class B*	49,882
12,519	NOS SGPS SA	48,620
1,307	NRJ Group	8,361
19,083	Ooh!media, Ltd.*	23,500
30	Otello Corp. ASA*	92
5,688	Pearson plc	47,090
2,872	Pearson plc, ADR	24,125
68,000	PICO Far East Holdings, Ltd.	11,076
1,050	ProSiebenSat.1 Media SE	16,762
1,300	Proto Corp.	15,482
6,455	Publicis Groupe SA	434,552
4,026	Quebecor, Inc., Class B	90,878

See accompanying notes to the financial statements.

23

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Media, continued
4,571	RAI Way SpA(a)	$27,098
12,118	Reach plc	46,366
1,406	RTL Group	74,693
1,116	S4 Capital plc*	9,572
4,177	Sanoma OYJ	64,867
214	Schibsted ASA, Class A	8,272
239	Schibsted ASA, Class B	8,006
16,754	SES Global, Class A	133,017
60,999	Seven West Media, Ltd.*	28,626
7,456	Shaw Communications, Inc.	226,215
44,700	Singapore Press Holdings, Ltd.	77,304
7,455	Sky Network Television, Ltd.*	13,794
7,900	SKY Perfect JSAT Holdings, Inc.	28,851
4,175	Societe Television Francaise 1	41,452
15,013	Southern Cross Media Group, Ltd.	21,190
1,167	Stroeer SE & Co. KGaA	92,107
1,900	TBS Holdings, Inc.	27,495
1,294	Telenet Group Holding NV	47,227
15,000	Television Broadcasts, Ltd.*	9,062
1,400	TV Asahi Holdings Corp.	17,403
500	TV Tokyo Holdings Corp.	8,878
232	TX Group AG*	39,812
1,000	ValueCommerce Co., Ltd.	38,873
500	Wowow, Inc.	7,631
10,008	WPP plc	151,248
700	Zenrin Co., Ltd.	6,044

		3,676,204

Metals & Mining (5.1%):
3,860	Acerinox SA	49,620
500	Agnico Eagle Mines, Ltd.	26,562
1,039	Agnico Eagle Mines, Ltd.	55,212
400	Aichi Steel Corp.	8,664
17,686	Alamos Gold, Inc., Class A	136,057
16,230	Allkem, Ltd.*	123,479
25,386	Alumina, Ltd.	34,561
723	Amg Advanced Metallurgical Group N.V.	23,272
11,811	Anglo American plc	483,372
6,056	Antofagasta plc	110,059
1,842	Aperam SA	100,110
4,677	ArcelorMittal	150,424
3,007	ArcelorMittal SA, NYS	95,713
12,400	Argonaut Gold, Inc.*	23,529
2,200	Asahi Holdings, Inc.	39,217
16,100	Ascot Resources, Ltd.*	15,402
85,942	Aurelia Metals, Ltd.*	25,665
1,613	Aurubis AG	161,718
38,815	B2Gold Corp.	152,829
13,914	Barrick Gold Corp.	264,573
1,875	Bekaert NV	83,563
28,371	BHP Group, Ltd.	858,470
11,591	Billiton plc, ADR	692,794
11,697	BlueScope Steel, Ltd.	178,652
4,883	Boliden AB	189,360
10,300	Capstone Mining Corp.*	45,441
65,537	Centamin plc	78,825
8,200	Centerra Gold, Inc.	63,212
4,374	Central Asia Metals plc	15,284

Shares		Value
Common Stocks, continued
Metals & Mining, continued
16,254	China Gold International Resources Corp., Ltd.	$43,565
1,300	Daido Steel Co., Ltd.	47,141
1,400	Daiki Aluminium Industry Co., Ltd.	19,443
5,323	Deterra Royalties, Ltd.	16,654
1,900	DOWA Mining Co.	79,887
7,500	Dundee Precious Metals, Inc.	46,371
4,662	Eldorado Gold Corp.*	43,715
10,499	Endeavour Mining plc	230,184
1,907	Equinox Gold Corp.*	12,906
539	Eramet*	44,265
2,899	Ero Copper Corp.*	44,237
30,536	Evolution Mining, Ltd.	90,338
7,778	EVRAZ plc	63,477
15,230	Ferrexpo plc	61,684
11,370	First Quantum Minerals, Ltd.	272,114
20,837	Fortescue Metals Group, Ltd.	292,328
400	Franco-Nevada Corp.	55,326
2,189	Fresnillo plc	26,409
8,215	Galiano Gold, Inc.*	5,911
99,934	Glencore plc	508,340
1,100	Godo Steel, Ltd.	13,210
20,162	Gold Road Resources, Ltd.	23,043
6,486	Granges AB	76,249
2,043	Hill & Smith Holdings plc	49,685
2,300	Hitachi Metals, Ltd.*	42,608
9,715	Hochschild Mining plc	17,056
8,995	Hudbay Minerals, Inc.	65,144
3,880	i-80 Gold Corp.*	9,479
15,631	IAMGOLD Corp.*	48,692
21,854	IGO, Ltd.	183,210
5,323	Iluka Resources, Ltd.	39,320
14,498	Imdex, Ltd.	31,106
3,605	Ivanhoe Mines, Ltd., Class A*	29,415
7,300	JFE Holdings, Inc.	93,128
50,009	Jupiter Mines, Ltd.	8,367
57,034	Kinross Gold Corp.	330,985
6,043	Kirkland Lake Gold, Ltd.	253,273
10,600	Kobe Steel, Ltd.	53,186
1,800	Kyoei Steel, Ltd.	22,148
800	Labrador Iron Ore Royalty Corp.	23,738
14,207	Lucara Diamond Corp.*	6,627
19,726	Lundin Mining Corp.	154,090
3,551	Lynas Rare Earths, Ltd.*	26,286
14,393	MACA, Ltd.	8,607
48,387	Macmahon Holdings, Ltd.	6,519
1,400	Maruichi Steel Tube, Ltd.	31,045
176,000	Midas Holdings, Ltd.*	4,703
4,298	Mineral Resources, Ltd.	175,167
3,300	Mitsubishi Materials Corp.	56,676
500	Mitsubishi Steel Manufacturing Co., Ltd.	4,579
2,500	Mitsui Mining & Smelting Co., Ltd.	68,157
27,183	Mount Gibson Iron, Ltd.	8,417
2,200	Neturen Co., Ltd.	11,153
27,410	New Gold, Inc.*	40,959
11,300	Newcrest Mining, Ltd.	201,405
6,200	Nippon Denko Co., Ltd.	15,743
2,700	Nippon Light Metal Holdings Co.	40,511

See accompanying notes to the financial statements.

24

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Metals & Mining, continued
8,595	Nippon Steel Corp.	$140,594
930	Nippon Yakin Kogyo Co., Ltd.	18,334
200	Nittetsu Mining Co., Ltd.	11,461
12,148	Norsk Hydro ASA	95,723
18,307	Northern Star Resources, Ltd.	125,453
34,228	OceanaGold Corp.*	59,536
21,175	OM Holdings, Ltd.*	13,884
500	Osaka Steel Co., Ltd.	5,026
3,243	Osisko Gold Royalties, Ltd.	39,691
10,428	Outokumpu OYJ*	64,672
10,556	OZ Minerals, Ltd.	217,715
900	Pacific Metals Co., Ltd.	16,743
3,217	Pan American Silver Corp.	80,272
33,353	Perenti Global, Ltd.	22,445
55,326	Perseus Mining, Ltd.	65,278
78,541	Petropavlovsk plc*	20,332
15,210	Pilbara Minerals, Ltd.*	35,429
5,733	Pretium Resources, Inc.*	80,773
23,878	Ramelius Resources, Ltd.	27,323
38,407	Regis Resources, Ltd.	54,552
47,236	Resolute Mining, Ltd.*	13,407
731	Rio Tinto plc	48,187
13,055	Rio Tinto plc, Registered Shares, ADR	873,902
4,167	Rio Tinto, Ltd.	304,390
6,000	Sabina Gold & Silver Corp.*	6,879
1,335	Salzgitter AG*	47,755
16,356	Sandfire Resources, Ltd.	78,561
4,142	Sandstorm Gold, Ltd.*	25,707
21,718	Schmolz + Bickenbach AG*	8,163
32,896	Silver Lake Resources, Ltd.*	42,516
7,523	Sims, Ltd.	88,234
52,227	South32, Ltd.	153,055
6,151	SSAB AB, Class A*	35,481
16,700	SSAB AB, Class B*	83,769
7,749	SSR Mining, Inc.	137,176
30,000	St. Barbara, Ltd.	32,015
2,000	Sumitomo Metal & Mining Co., Ltd.	75,654
19,859	Syrah Resources, Ltd.*	26,212
6,862	Teck Cominco, Ltd., Class B	197,646
10,621	ThyssenKrupp AG*	116,988
1,900	Toho Titanium Co., Ltd.	15,584
700	Toho Zinc Co., Ltd.	13,873
300	Tokyo Rope Manufacturing Co. Ltd.*	2,275
4,200	Tokyo Steel Manufacturing Co., Ltd.	50,294
4,685	Torex Gold Resources, Inc.*	48,709
969	Trevali Mining Corp.*	1,318
3,324	Turquoise Hill Resources, Ltd.*	54,664
1,500	UACJ Corp.	34,685
3,908	Voestalpine AG	142,450
4,200	Wesdome Gold Mines, Ltd.*	38,221
16,249	Western Areas, Ltd.*	40,608
13,013	Westgold Resources, Ltd.	19,322
700	Wheaton Precious Metals Corp.	30,041
31,047	Yamana Gold, Inc.	130,590
1,600	Yamato Kogyo Co., Ltd.	51,827
800	Yodogawa Steel Works, Ltd.	17,704

		12,846,718

Shares		Value
Common Stocks, continued
Multiline Retail (0.7%):
13,107	B&M European Value Retail SA	$112,163
447	Canadian Tire Corp., Class A	64,124
2,909	Dollarama, Inc.	145,611
6,286	Europris ASA(a)	50,270
3,300	H2O Retailing Corp.	23,244
15,674	Harvey Norman Holdings, Ltd.	56,375
6,800	Isetan Mitsukoshi Holdings, Ltd.	50,263
1,800	Izumi Co., Ltd.	50,480
6,000	J. Front Retailing Co., Ltd.	54,628
24,500	Lifestyle International Holdings, Ltd.*	13,488
73,250	Marks & Spencer Group plc*	228,656
1,300	Marui Group Co., Ltd.	24,475
30,000	Metro Holdings, Ltd.	16,923
47,139	Myer Holdings, Ltd.*	15,431
1,643	Next plc	180,735
3,600	Pan Pacific International Holdings Corp.	49,590
4,800	Ryohin Keikaku Co., Ltd.	73,212
1,000	Seria Co., Ltd.	28,997
4,800	Takashimaya Co., Ltd.	44,662
2,195	Tokmanni Group Corp.	49,042
3,646	Warehouse Group, Ltd. (The)	9,988
8,555	Wesfarmers, Ltd.	369,068
4,000	Wing On Company International, Ltd.	9,019

		1,720,444

Multi-Utilities (1.0%):
2,232	Acea SpA	47,543
5,356	AGL Energy, Ltd.	23,927
4,720	Algonquin Power & Utilities Corp.	68,180
805	Atco, Ltd.	27,177
1,466	Canadian Utilities, Ltd., Class A	42,527
253,408	Centrica plc*	244,778
41,592	E.ON SE	576,887
22,269	Engie Group	329,709
23,363	Hera SpA	96,833
11,786	Iren SpA	35,437
33,157	ITL AEM SpA	64,554
110,123	Keppel Infrastructure Trust	44,553
1,915	National Grid plc, ADR^	138,493
11,914	Ren — Redes Energeticas Nacion	34,541
6,785	RWE AG	275,644
35,300	SembCorp Industries, Ltd.	52,425
2,389	Suez	53,877
3,114	Telecom Plus plc	66,705
5,040	Veolia Environnement SA	184,863

		2,408,653

Oil, Gas & Consumable Fuels (4.5%):
9,181	Advantage Energy, Ltd.*	53,788
24,155	Africa Oil Corp.*	34,185
1,242	Aker BP ASA	38,167
3,921	Ampol, Ltd.	84,619
7,200	Anglo Pacific Group plc	13,111
26,837	ARC Resources, Ltd.	244,011
18,809	Athabasca Oil Corp.*	17,697
2,064	Baytex Energy Corp.*	6,378
71,371	Beach Energy, Ltd.	65,554
17,741	Birchcliff Energy, Ltd.	90,613
25,767	BP plc, ADR	686,175

See accompanying notes to the financial statements.

25

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
10,317	BP plc	$45,889
173,000	Brightoil Petroleum Holdings, Ltd.*	6,241
610	BW Energy, Ltd.*	1,389
2,656	BW LPG, Ltd.(a)	15,075
22,053	Cairn Energy plc*	56,036
2,686	Cameco Corp.	58,582
1,246	Cameco Corp.	27,170
7,637	Canacol Energy, Ltd.	19,382
2,732	Canadian Natural Resources, Ltd.	115,453
13,622	Canadian Natural Resources, Ltd.	575,529
3,012	Cardinal Energy, Ltd.*	10,169
14,453	Cenovus Energy, Inc.	177,234
2,956	Cenovus Energy, Inc.	36,300
13,100	China Aviation Oil Singapore Corp., Ltd.	9,141
40,015	Cooper Energy, Ltd.*	8,158
2,400	Cosmo Energy Holdings Co., Ltd.	46,914
8,781	Crescent Point Energy	46,891
7,561	Crescent Point Energy Corp.	40,352
8,223	Crew Energy, Inc.*	18,594
854	CropEnergies AG	11,908
252	Delek Group, Ltd.*	20,621
20,320	DNO ASA	24,042
6,087	Enbridge, Inc.	237,791
67,100	ENEOS Holdings, Inc.	251,214
7,800	Enerplus Corp.	82,268
26,541	ENI SpA	366,859
120,434	EnQuest plc*	30,364
10,152	Equinor ASA	267,963
1,004	Equital, Ltd.*	38,512
1,390	Etablissements Maurel et Prom SA*	3,607
9,112	Euronav NV	80,886
1,579	Exmar NV	7,720
1,267	FLEX LNG, Ltd.	28,318
3,700	Freehold Royalties, Ltd.	34,080
1,400	Frontera Energy Corp.*	11,335
3,784	Frontline, Ltd.*	26,995
3,100	Fuji Oil Co., Ltd.	6,893
9,184	Galp Energia SGPS SA	89,048
891	Gaztransport et Technigaz SA	83,341
6,249	Genel Energy plc	10,987
6,850	Gibson Energy, Inc.	121,424
19,607	Gran Tierra Energy, Inc.*	14,882
14,984	Gulf Keystone Petroleum, Ltd.	36,392
5,300	Idemitsu Kosan Co., Ltd.	135,393
3,270	Imperial Oil, Ltd.	117,945
18,800	INPEX Corp.	163,965
2,244	International Petroleum Corp.*	12,544
2,823	International Petroleum Corp. / Sweden*	15,525
3,600	Itochu Enex Co., Ltd.	31,210
1,000	Japan Petroleum Exploration Co., Ltd.	21,843
24,713	Karoon Energy, Ltd.*	30,219
7,300	Kelt Exploration, Ltd.*	27,819
2,001	Keyera Corp.	45,136
1,732	Koninklijke Vopak NV	60,721
2,011	Lundin Energy AB	72,145
10,707	MEG Energy Corp.*	99,045
1,700	Mitsuuroko Holdings Co., Ltd.	17,933

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,502	Naphtha Israel Petroleum Corp.*	$10,815
2,178	Neste Oyj	107,388
14,065	New Hope Corp., Ltd.	22,849
7,392	New Zealand Refining Co., Ltd. (The)*	4,758
64,000	NewOcean Energy Holdings, Ltd.*	476
21,200	Nippon Coke & Engineering Co., Ltd.	24,340
7,654	Nuvista Energy, Ltd.*	42,119
104,047	Oil Refineries, Ltd.*	29,906
1,896	OMV AG	107,721
37,853	Paladin Energy, Ltd.*	24,384
1,307	Paramount Resouces, Ltd., Class A	25,410
5,263	Parex Resources, Inc.	89,922
5,000	Parkland Corp.	137,453
300	Paz Oil Co., Ltd.*	37,307
6,783	Pembina Pipeline Corp.	205,775
1,584	Pembina Pipeline Corp.	48,043
6,660	Peyto Exploration & Development Corp.	49,760
12,892	Pharos Energy plc*	4,537
5,032	Prairiesky Royalty, Ltd.	54,227
24,044	Repsol SA	285,364
32,725	Royal Dutch Shell plc, Class B, ADR	1,418,629
1,600	Sala Corp.	8,793
3,100	San-Ai Oil Co., Ltd.	35,989
62,302	Santos, Ltd.	286,358
23,460	Saras SpA*	14,632
7,584	Senex Energy, Ltd.	25,510
8,575	Serica Energy plc	27,965
400	Sinanen Holdings Co., Ltd.	12,627
15,527	Stobart Group, Ltd.*	2,971
9,472	Suncor Energy, Inc.	237,084
9,141	Suncor Energy, Inc.	228,742
16,600	Tamarack Valley Energy, Ltd.*	50,530
403	TC Energy Corp.	18,745
3,152	TC Energy Corp.^	146,694
13,400	Tidewater Midstream and Infrastructure, Ltd.	13,773
1,559	Torm plc*^	12,217
23,333	TotalEnergies SE	1,184,992
7,730	Tourmaline Oil Corp.	249,599
64,721	Tullow Oil plc*^	40,671
542	Verbio Vereinigte Bioenergie AG	37,184
5,883	Vermilion Energy, Inc.*	73,956
24,351	Viva Energy Group, Ltd.(a)	41,636
17,452	Whitecap Resources, Inc.	103,349
31,393	Whitehaven Coal, Ltd.*	59,749
12,482	Woodside Petroleum, Ltd.	199,330
12,631	Z Energy, Ltd.	30,707

		11,262,676

Paper & Forest Products (0.8%):
2,718	Altri SGPS SA	17,262
3,929	Canfor Corp.*	99,592
600	Daiken Corp.	11,327
4,500	Daio Paper Corp.	74,739
8,317	Ence Energia y Celulosa S.A*	21,443
301	Hadera Paper, Ltd.	22,044
6,700	Hokuetsu Corp.	41,768
1,316	Holmen AB, Class B	63,001
4,627	Interfor Corp.	148,197

See accompanying notes to the financial statements.

26

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Paper & Forest Products, continued
5,272	Metsa Board OYJ	$51,224
7,408	Mondi plc	182,514
11,089	Navigator Co. SA (The)	42,117
4,800	Nippon Paper Industries Co., Ltd.	45,280
15,300	Oji Holdings Corp.	73,976
1,998	Stella-Jones, Inc.	63,204
12,930	Stora Enso OYJ, Registered Shares, Class R	235,115
6,842	Svenska Cellulosa AB SCA, Class B	121,242
600	Tokushu Tokai Paper Co., Ltd.	21,495
7,775	UPM-Kymmene OYJ	293,817
2,454	West Fraser Timber Co., Ltd.	234,147
24,618	Western Forest Products, Inc.	41,069

		1,904,573

Personal Products (0.7%):
287	Beiersdorf AG	29,527
16,000	Best World International, Ltd.*	3,002
304	Blackmores, Ltd.	20,190
800	Fancl Corp.	23,861
1,514	Jamieson Wellness, Inc.(a)	48,049
3,900	Kao Corp.	204,117
300	Kobayashi Pharmaceutical Co., Ltd.	23,582
200	Kose Corp.	22,696
465	L’Oreal SA	220,409
1,600	Mandom Corp.	19,701
400	Milbon Co., Ltd.	19,826
600	Noevir Holdings Co., Ltd.	28,122
2,645	Ontex Group NV*	21,047
1,200	Pola Orbis Holdings, Inc.	20,004
2,000	Rohto Pharmaceutical Co., Ltd.	60,435
800	Shiseido Co., Ltd.	44,620
14,440	Unilever plc, ADR	776,728
1,324	Unilever plc	70,920
1,300	Ya-Man, Ltd.	10,837

		1,667,673

Pharmaceuticals (4.1%):
172	Alk-Abello A/S*	90,301
15,687	Alliance Pharma plc	23,094
1,934	Almirall SA	24,738
2,600	Astellas Pharma, Inc.	42,293
6,228	AstraZeneca plc, ADR	362,781
491	Aurora Cannabis, Inc.*	2,659
2,100	Bausch Health Cos., Inc.*	58,012
1,145	Bausch Health Cos., Inc.*	31,613
10,652	Bayer AG, Registered Shares	570,197
900	Canopy Growth Corp.*	7,856
1,800	Chugai Pharmaceutical Co., Ltd.	58,391
900	Daiichi Sankyo Co., Ltd.	22,890
300	Daito Pharmaceutical Co., Ltd.	7,731
305	Dechra Pharmaceuticals plc	21,978
500	Eisai Co., Ltd.	28,396
11,707	Faes Farma SA	46,315
700	Fuji Pharma Co., Ltd.	6,251
500	Fuso Pharmaceutical Industries. Ltd.	11,304
1,668	Galenica AG(a)	125,187
14,120	GlaxoSmithKline plc, ADR	622,692
3,801	GlaxoSmithKline plc	82,635
1,384	H. Lundbeck A/S	35,694

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
3,600	Haw Par Corp., Ltd.	$30,334
1,551	Hikma Pharmaceuticals plc	46,510
800	Hisamitsu Pharmaceutical Co., Inc.	27,653
26,202	Indivior plc*	90,975
943	Ipsen SA	86,224
900	JCR Pharmaceuticals Co., Ltd.	17,405
1,000	Kaken Pharmaceutical Co., Ltd.	36,560
1,000	Kissei Pharmaceutical Co., Ltd.	19,600
166	Laboratorios Farmaceuticos Rovi SA	13,921
98,378	Mayne Pharma Group, Ltd.*	21,116
622	Merck KGaA	160,793
400	Mochida Pharmaceutical Co., Ltd.	12,104
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	19,596
300	Nippon Shinyaku Co., Ltd.	20,853
12,667	Novartis AG, Registered Shares	1,112,735
15,241	Novo Nordisk A/S, Class B	1,704,086
2,600	Ono Pharmaceutical Co., Ltd.	64,463
1,037	Orion OYJ	42,599
4,216	Orion OYJ, Class B	174,934
2,000	Otsuka Holdings Co., Ltd.	72,387
2,502	Recordati SpA	160,253
5,202	Roche Holding AG	2,157,123
216	Roche Holding AG	96,685
4,419	Sanofi	443,952
2,500	Santen Pharmaceutical Co., Ltd.	30,508
800	Sawai Group Holdings Co., Ltd.	30,528
1,300	Seikagaku Corp.	10,637
500	Shionogi & Co., Ltd.	35,326
3,200	Sumitomo Dainippon Pharma Co., Ltd.	36,871
800	Taisho Pharmaceutical Holdings Co., Ltd.	36,800
21,200	Takeda Pharmacuetical Co., Ltd.	579,482
11,486	Teva Pharmaceutical Industries, Ltd., ADR*	92,003
3,519	Teva Pharmaceutical Industries, Ltd.*	28,698
6,659	Tilray, Inc.*^	46,813
800	Torii Pharmaceutical Co., Ltd.	20,021
1,200	Towa Pharmaceutical Co., Ltd.	29,886
1,400	Tsumura & Co.	39,870
525	UCB SA	59,989
26,000	United Laboratories International Holdings, Ltd.	14,549
209	Vetoquinol SA	31,374
1,434	Vifor Pharma AG	256,846
146	Virbac SA	70,391

		10,366,461

Professional Services (2.2%):
2,941	Adecco SA, Registered Shares	150,411
1,864	AFRY AB	52,195
1,278	Akka Technologies SA*	70,282
7,883	ALS, Ltd.	75,042
770	Altech Corp.	12,728
111	Amadeus Fire AG	22,998
1,825	Applus Services SA	16,784
200	Baycurrent Consulting, Inc.	77,068
1,100	Benefit One, Inc.	47,206
1,953	BeNEXT Group Inc.	28,751
372	Bertrandt AG	24,117
3,926	Bureau Veritas SA	130,302
26,624	Capita plc*	13,116

See accompanying notes to the financial statements.

27

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Professional Services, continued
180	Danel Adir Yeoshua, Ltd.	$40,786
1,707	DKSH Holding, Ltd.	140,721
900	en Japan, Inc.	25,435
6,782	Experian plc	332,629
1,200	FULLCAST Holdings Co., Ltd.	25,612
900	Funai Soken Holdings, Inc.	20,505
175	Groupe Crit	12,348
22,373	Hays plc	44,406
2,376	Intertek Group plc	180,647
3,227	Intertrust NV*(a)	72,002
1,565	IPH, Ltd.	10,024
300	IR Japan Holdings, Ltd.	17,921
1,000	Jac Recruitment Co., Ltd.	18,122
1,497	LifeWorks, Inc.	30,217
3,994	McMillan Shakespeare, Ltd.	35,117
1,100	Meitec Corp.	64,758
4,300	Nihon M&A Center, Inc.	105,148
3,000	Outsourcing, Inc.	40,437
8,516	Pagegroup plc	73,069
1,400	Pasona Group, Inc.	40,177
2,900	Persol Holdings Co., Ltd.	84,231
3,572	Randstad NV	244,686
7,800	Recruit Holdings Co., Ltd.	472,910
7,938	RELX plc	258,666
5,236	RELX plc, ADR	170,746
2,833	Ricardo plc	17,194
3,902	Robert Walters plc	40,656
4,254	RWS Holdings plc	37,376
84	SGS SA, Registered Shares	279,898
2,400	SMS Co., Ltd.	94,143
2,421	Stantec, Inc.	136,181
1,000	Stantec, Inc.	56,191
7,669	SThree plc	48,088
1,100	Tanseisha Co., Ltd.	7,509
2,900	Technopro Holdings, Inc.	88,008
902	Teleperformance	402,115
2,878	Thomson Reuters Corp.	344,266
1,065	Tinexta SpA	45,896
1,100	UT Group Co., Ltd.	41,372
5,588	Wolters Kluwer NV	656,728

		5,577,941

Real Estate Management & Development (2.4%):
697	Aedas Homes SA(a)	19,031
1,700	AEON Mall Co., Ltd.	24,259
206	AFI Properties, Ltd.	13,662
1,001	Airport City, Ltd.*	22,463
2,300	Airport Facilities Co., Ltd.	11,000
372	Allreal Holding AG	82,248
1,972	Alony Hetz Properties & Invest	36,737
492	Alrov Properties And Lodgings, Ltd.*	30,297
700	Altus Group, Ltd.	39,278
2,393	Amot Investments, Ltd.	19,468
2,116	Annehem Fastigheter AB*	8,733
7,879	Aroundtown SA	47,718
28,100	Ascendas India Trust	29,630
46,000	Asia Standard International Group, Ltd.	5,013
3,626	Atrium European Real Estate, Ltd.	14,836

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
1,281	Atrium Ljungberg AB, Class B	$28,320
233	Azrieli Group	22,236
210	Big Shopping Centers, Ltd.	34,355
3,700	Bukit Sembawang Estates, Ltd.	13,759
4,800	Capitaland Investment, Ltd. / Singapore*	12,149
1,420	Castellum AB	38,095
626	Catena AB	39,086
2,946	Cedar Woods Properties, Ltd.	11,638
18,000	Chinese Estates Holdings, Ltd.	6,603
52,000	Chuang’s Consortium International, Ltd.	6,118
7,300	City Developments, Ltd.	36,927
1,684	Citycon OYJ	13,369
16,175	CK Asset Holdings, Ltd.	102,006
3,803	CLS Holdings plc	11,231
312	Colliers International Group	46,379
12,641	Corem Property Group AB, Class B	45,692
741	Corestate Capital Holding SA*^	9,516
340,000	CSI Properties, Ltd.	9,027
900	Daibiru Corp.	17,291
1,200	Daito Trust Construction Co., Ltd.	137,117
10,600	Daiwa House Industry Co., Ltd.	304,912
887	Deutsche Euroshop AG	14,783
1,139	Dic Asset AG	19,921
2,651	Dios Fastigheter AB	34,642
1,450	DREAM Unlimited Corp.	44,516
34,000	Emperor International Holdings	4,059
7,600	ESR Cayman, Ltd.*(a)	25,725
2,062	Fabege AB	34,413
73,677	Far East Consortium International, Ltd.	26,837
687	Fastighets AB Balder*	49,574
862	FastPartner AB, Class A	11,579
867	FirstService Corp.	170,340
11,092	Foxtons Group plc	5,926
16,000	Frasers Property, Ltd.	13,533
3,677	Gav-Yam Lands Corp., Ltd.	45,478
1,100	Goldcrest Co., Ltd.	15,486
17,039	Grainger plc	72,645
1,873	Grand City Properties SA	44,511
10,197	Great Eagle Holdings, Ltd.	28,512
17,100	GuocoLand, Ltd.	19,168
28,000	Hang Lung Group, Ltd.	59,831
29,984	Hang Lung Properties, Ltd.	61,685
1,200	Heiwa Real Estate Co., Ltd.	40,382
5,154	Helical plc	31,602
17,706	Henderson Land Development Co., Ltd.	75,418
37,840	HKR International, Ltd.	15,045
9,400	Ho Bee Land, Ltd.	19,473
18,500	Hong Fok Corp., Ltd.	10,440
9,900	Hongkong Land Holdings, Ltd.	51,445
2,049	Hufvudstaden AB	30,668
6,800	Hulic Co., Ltd.	64,573
11,000	Hysan Development Co., Ltd.	34,001
12,900	Ichigo, Inc.	31,341
242	Immobel SA	20,085
1,302	IMMOFINANZ AG	33,409
1,253	Instone Real Estate Group AG(a)	23,725
29	Intershop Holdings AG	19,476

See accompanying notes to the financial statements.

28

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
2,000	Invesque, Inc.*	$4,100
164	Investis Holding SA	18,815
29,717	IWG plc*	116,729
25,000	K Wah International Holdings Ltd.	9,651
1,500	Katitas Co., Ltd.	57,721
22,225	Kerry Properties, Ltd.	57,885
1,455	Kojamo Oyj	35,162
26,000	Kowloon Development Co., Ltd.	34,350
17,100	Lai Sun Development Co., Ltd.*	9,320
112,800	Landing International Development, Ltd.*	3,371
44,500	Langham Hospitality Investment*	4,796
944	LEG Immobilien SE	131,856
7,615	Lend Lease Group	59,235
883	Lifestyle Communities, Ltd.	13,386
8,000	Liu Chong Hing Investment, Ltd.	7,953
4,644	LSL Property Services plc	25,771
276	Mega Or Holdings, Ltd.	12,691
463	Melisron, Ltd.*	43,177
59,000	Mingfa Group International Co., Ltd.*	3,329
3,100	Mirainovate Co., Ltd.*	5,696
4,800	Mitsubishi Estate Co., Ltd.	66,552
5,100	Mitsui Fudosan Co., Ltd.	101,045
9,306	Mivne Real Estate KD, Ltd.	39,990
255	Mobimo Holding AG, Registered Shares	85,454
100	Morguard Corp.	10,789
28,087	New World Development Co., Ltd.	111,188
1,967	Nexity SA	92,496
800	Nippon Commercial Development Co., Ltd.	11,958
1,700	Nisshin Group Holdings Co., Ltd.	7,495
3,200	Nomura Real Estate Holdings, Inc.	73,656
3,463	Nyfosa AB	59,808
1,700	Open House Co., Ltd.	89,115
17,900	Oue, Ltd.	18,069
54,608	Oxley Holdings, Ltd.	7,619
25,655	Pacific Century Premium Developments, Ltd.*	1,974
522	PATRIZIA AG	12,126
1,195	Platzer Fastigheter Holding AB, Class B	17,931
779	PSP Swiss Property AG	97,005
700	Raysum Co., Ltd.	4,299
3,244	Real Matters, Inc.*	21,288
2,300	Relo Group, Inc.	41,582
556	Sagax AB, Class B	18,774
7,058	Samhallsbyggnadsbolaget i Norden AB	51,515
1,200	SAMTY Co., Ltd.	22,925
5,801	Savills plc	110,413
1,875	Selvaag Bolig ASA	10,856
2,600	Shinoken Group Co., Ltd.	20,958
795	Shurgard Self Storage SA	52,038
100,800	Sinarmas Land, Ltd.	18,344
55,980	Sino Land Co., Ltd.	69,738
11,926	Sirius Real Estate, Ltd.	22,824
5,000	Soundwill Holdings, Ltd.	4,926
200	SRE Holdings Corp.*	12,568
2,500	Sumitomo Realty & Development Co., Ltd.	73,545
1,493	Summit Real Estate Holdings, Ltd.*	31,494
1,800	Sun Frontier Fudousan Co., Ltd.	15,700
5,921	Sun Hung Kai Properties, Ltd.	71,880

Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued
10,646	Swire Pacific, Ltd., Class A	$60,579
17,500	Swire Pacific, Ltd., Class B	17,149
8,600	Swire Properties, Ltd.	21,554
2,643	Swiss Prime Site AG	259,320
2,596	TAG Immobilien AG	72,728
21,000	TAI Cheung Holdings, Ltd.	12,937
4,200	Takara Leben Co., Ltd.	10,554
2,900	Toc Co., Ltd.	16,745
6,400	Tokyo Tatemono Co., Ltd.	93,499
17,000	Tokyu Fudosan Holdings Corp.	95,053
2,400	Tosei Corp.	21,078
4,220	Tricon Residential, Inc.	64,595
213	UBM Development AG	10,476
7,900	UOL Group, Ltd.	41,599
49	VGP NV	14,275
1,814	Vonovia SE	100,153
1,918	Wallenstam AB	35,672
6	Warteck Invest AG	15,614
6,203	Watkin Jones plc	21,930
9,829	Wharf Real Estate Investment Co., Ltd.	49,931
2,034	Wihlborgs Fastigheter AB	46,131
20,700	Wing Tai Holdings, Ltd.	27,491
16,000	Wing Tai Properties, Ltd.	8,680
148	YH Dimri Construction & Development, Ltd.	14,406
17	Zug Estates Holding AG	36,955

		6,058,481

Road & Rail (1.3%):
52,525	Aurizon Holdings, Ltd.	133,366
4,552	Canadian National Railway Co.	559,259
4,751	Canadian Pacific Railway, Ltd.	341,787
600	Central Japan Railway Co.	80,061
1,200	Chilled & Frozen Logistics Holdings Co., Ltd.	17,584
41,300	ComfortDelGro Corp., Ltd.	42,916
789	DSV PANALPINA A/S	182,335
1,300	East Japan Railway Co.	79,955
16,195	FirstGroup plc*	22,460
1,200	Fukuyama Transporting Co., Ltd.	40,957
3,244	Go-Ahead Group plc*	29,312
1,000	Hamakyorex Co., Ltd.	25,253
2,400	Hankyu Hanshin Holdings, Inc.	68,140
1,100	Hitachi Transport System, Ltd.	51,721
1,100	Ichinen Holdings Co., Ltd.	12,760
206	Jungfraubahn Holding AG, Registered Shares*	30,343
2,500	Keikyu Corp.	25,000
700	Keio Corp.	30,861
1,200	Keisei Electric Railway Co., Ltd.	32,454
1,500	Kintetsu Group Holdings Co., Ltd.*	41,942
1,000	Kyushu Railway Co.	20,800
400	Maruzen Showa Unyu Co., Ltd.	11,095
7,711	MTR Corp., Ltd.	41,389
4,500	Mullen Group, Ltd.	41,378
2,300	Nagoya Railroad Co., Ltd.*	35,000
1,600	Nankai Electric Railway Co., Ltd.	30,261
13,705	National Express Group plc*	47,557
2,200	Nikkon Holdings Co., Ltd.	41,438
1,800	Nippon Express Co., Ltd.	108,147
1,300	Nishi-Nippon Railroad Co., Ltd.	29,512

See accompanying notes to the financial statements.

29

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Road & Rail, continued
5,199	Nobina AB(a)	$61,581
147	NTG Nordic Transport Group A/S*	12,014
2,000	Odakyu Electric Railway Co., Ltd.	37,148
11,036	Redde Northgate plc	65,053
500	Sakai Moving Service Co., Ltd.	18,826
2,300	Sankyu, Inc.	95,402
4,500	Seino Holdings Co., Ltd.	45,587
6,400	Senko Group Holdings Co., Ltd.	51,590
483	Sixt SE	47,729
368	Sixt SE*	65,190
1,000	Sotetsu Holdings, Inc.	18,319
31,768	Stagecoach Group plc*	38,595
278	Stef S.A.	32,283
2,098	TFI International, Inc.	235,328
1,500	Tobu Railway Co., Ltd.	34,226
3,400	Tokyu Corp.	45,176
300	Tonami Holdings Co., Ltd.	10,155
3,913	Tourism Holdings, Ltd.*	7,909
600	Trancom Co., Ltd.	46,643
15,330	Transport International Holdings, Ltd.	25,167
1,600	West Japan Railway Co.	66,769

		3,315,733

Semiconductors & Semiconductor Equipment (2.2%):
1,500	Advantest Corp.	140,862
9,500	Aem Holdings, Ltd.	37,119
7,502	ams AG*	135,755
716	ASM International NV	314,387
7,219	ASM Pacific Technology, Ltd.	77,824
2,411	ASML Holding NV, NYS	1,919,494
2,670	BE Semiconductor Industries NV	226,161
25,000	BOE Varitronix, Ltd.	32,024
569	Camtek, Ltd./Israel*	25,948
300	Disco Corp.	91,703
1,700	Ferrotec Holdings Corp.	61,843
438	First Sensor AG	22,628
3,161	Infineon Technologies AG	146,559
2,200	Japan Material Co., Ltd.	36,235
500	Lasertec Corp.	152,025
879	Melexis NV	104,310
800	Mimasu Semiconductor Industry	18,436
500	Mitsui High-Tec, Inc.	49,006
473	Nordic Semiconductor ASA*	15,802
389	Nova Measuring Instruments, Ltd.*	55,794
1,100	Optorun Co., Ltd.	22,645
9,700	Renesas Electronics Corp.*	119,129
700	ROHM Co., Ltd.	63,344
900	Sanken Electric Co., Ltd.	49,386
500	SCREEN Holdings Co., Ltd.	53,372
300	Shindengen Electric Manufacturing Co., Ltd.*	9,679
1,100	Shinko Electric Industries Co., Ltd.	52,141
992	Siltronic AG	158,780
162	Soitec*	39,398
6,646	STMicroelectronics NV	325,737
409	SUESS MicroTec SE*	9,771
4,600	SUMCO Corp.	93,153
1,000	Tokyo Electron, Ltd.	572,555
800	Tokyo Seimitsu Co., Ltd.	35,230

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,000	Towa Corp.	$27,910
2,902	Tower Semiconductor, Ltd.*	115,151
1,200	Tri Chemical Laboratories, Inc.	37,835
144	u-blox Holding AG*	11,093
1,100	Ulvac, Inc.	68,879
1,200	Yamaichi Electronics Co., Ltd.	24,273

		5,553,376

Software (1.1%):
1,800	Access Co., Ltd.*	11,035
2,147	Altium, Ltd.	70,299
50	Atoss Software AG	12,335
3,980	Avast plc(a)	32,701
1,040	AVEVA Group plc	47,722
4,889	BlackBerry, Ltd.*	45,689
10,573	Bravura Solutions, Ltd.	18,939
4,900	Broadleaf Co., Ltd.	18,577
500	Computer Engineering & Consulting, Ltd.	4,722
101	Constellation Software, Inc.	187,414
1,400	Cresco, Ltd.	25,455
1,200	Cybozu, Inc.	18,961
1,568	Dassault Systemes SE	93,009
564	Descartes Systems Group, Inc.*	46,631
300	Digital Arts, Inc.	21,906
1,000	Enghouse Systems, Ltd.	38,291
1,966	F-Secure Oyj	11,116
800	Fuji Soft, Inc.	38,610
8,509	Hansen Technology, Ltd.	33,113
690	Hilan, Ltd.	46,120
3,100	Infomart Corp.	25,090
16,011	Infomedia, Ltd.	17,831
7,858	Integrated Research, Ltd.*	7,146
3,230	IRESS, Ltd.	29,445
600	Justsystems Corp.	27,914
200	Kinaxis, Inc.*	28,041
1,361	Lectra	64,964
172	Linedata Services	7,637
1,195	Magic Software Enterprises, Ltd.	25,384
8,235	Micro Focus International plc, ADR	45,869
500	Miroku Jyoho Service Co., Ltd.	5,989
1,788	Nemetschek SE	229,346
340	Netcompany Group A/S(a)	36,260
145	NICE Systems, Ltd.*	44,054
400	OBIC Business Consultants Co., Ltd.	16,824
3,485	Open Text Corp.	165,468
200	Open Text Corp.	9,494
400	Oracle Corp.	30,374
65	QT Group Oyj*	9,765
900	Rakus Co., Ltd.	23,984
7,104	Sage Group plc	81,705
2,503	SAP SE	357,448
1,391	SimCorp A/S	150,384
949	Sinch AB*(a)	11,972
1,484	Software AG	59,355
500	SRA Holdings	12,501
8,400	Systena Corp.	31,290
8,525	Technology One, Ltd.	79,173
1,295	Temenos AG	178,754

See accompanying notes to the financial statements.

30

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Software, continued
1,900	Trend Micro, Inc.	$105,121
12,001	Vista Group International, Ltd.*	19,651
568	WiseTech Global, Ltd.	24,113
423	Xero, Ltd.*	43,318

		2,828,309

Specialty Retail (1.5%):
400	ABC-Mart, Inc.	17,148
16,866	Accent Group, Ltd.	30,087
10,400	Adairs, Ltd.	30,378
1,300	Adastria Co., Ltd.	18,282
900	Alpen Co., Ltd.	16,717
2,600	Aoki Holdings, Inc.	13,950
2,800	Aoyama Trading Co., Ltd.*	16,289
3,236	AP Eagers, Ltd.	31,652
2,500	Autobacs Seven Co., Ltd.	30,499
613	Autocanada, Inc.*	20,695
2,300	BIC Camera, Inc.	19,260
4,193	Bilia AB, Class A	74,249
3,245	Byggmax Group AB	32,112
2,609	Carasso Motors, Ltd.	17,139
16,294	Card Factory plc*	13,170
3,919	Ceconomy AG*	16,901
800	Chiyoda Co., Ltd.	5,405
18,000	Chow Sang Sang Holdings International, Ltd.	25,165
31,200	Chow Tai Fook Jewellery Group, Ltd.	56,122
1,435	Clas Ohlson AB, Class B	21,806
4,700	DCM Holdings Co., Ltd.	43,525
39,375	Dixons Carphone plc	60,746
2,720	Dufry AG, Registered Shares*	134,134
4,536	Dunelm Group plc	84,626
4,900	Edion Corp.	45,718
115,950	Esprit Holdings, Ltd.*	10,566
400	Fast Retailing Co., Ltd.	227,175
1,157	Fielmann AG	77,894
878	Fnac Darty SA	57,441
7,248	Frasers Group plc*	75,474
2,300	Geo Holdings Corp.	24,739
130,000	Giordano International, Ltd.	24,824
10,860	Halfords Group plc	50,794
8,861	Hennes & Mauritz AB, Class B	173,842
300	Hikari Tsushin, Inc.	46,200
483	Hornbach Baumarkt AG	26,195
634	Hornbach Holding AG & Co. KGaA	95,679
2,800	Idom, Inc.	17,603
5,629	Industria de Diseno Textil SA	182,410
3,860	JB Hi-Fi, Ltd.	135,708
40,720	JD Sports Fashion plc*	119,619
700	JINS Holdings, Inc.	42,659
1,500	Joshin Denki Co., Ltd.	27,914
26,469	Kathmandu Holdings, Ltd.	27,529
1,700	Keiyo Co., Ltd.	12,521
744	Kid ASA(a)	9,517
36,342	Kingfisher plc	166,129
900	Kohnan Shoji Co., Ltd.	26,491
1,600	Komeri Co., Ltd.	35,575
5,800	K’s Holding Corp.	56,321
1,766	Leon’s Furniture, Ltd.	34,697
15,750	L’occitane International SA	63,732

Shares		Value
Common Stocks, continued
Specialty Retail, continued
19,046	Lookers plc*	$17,118
14,000	Luk Fook Holdings International, Ltd.	37,716
531	Maisons du Monde SA(a)	12,297
2,347	Matas A/S	44,761
1,681	Mekonomen AB*	29,103
2,955	Mobilezone Holding AG	44,145
234	Musti Group OYJ	8,241
600	Nextage Co., Ltd.	12,402
3,966	Nick Scali, Ltd.	44,305
1,900	Nishimatsuya Chain Co., Ltd.	22,816
400	Nitori Co., Ltd.	59,830
1,800	Nojima Corp.	37,691
28,290	Oriental Watch Holdings	17,706
76,677	Pendragon plc*	24,085
19,618	Pets At Home Group plc	123,343
2,736	Premier Investments, Ltd.	60,215
600	Shimamura Co., Ltd.	50,399
800	Sleep Country Canada Holdings, Inc.(a)	23,738
8,071	Super Retail Group, Ltd.	73,273
3,968	Superdry plc*	14,919
900	T-Gaia Corp.	12,960
2,400	USS Co., Ltd.	37,482
240	Valora Holding AG*	40,989
13,891	Vertu Motors plc	12,930
8,200	VT Holdings Co., Ltd.	33,300
1,939	Watches of Switzerland Group plc*(a)	37,245
1,871	WHSmith plc*	37,335
8,059	Wickes Group plc	25,810
300	Workman Co., Ltd.	14,347
800	World Co., Ltd.*	8,264
700	Xebio Holdings Co., Ltd.	5,612
2,913	XXL ASA(a)	4,623
15,400	Yamada Holdings Co., Ltd.	52,627
800	Yellow Hat, Ltd.	11,499

		3,818,149

Technology Hardware, Storage & (0.0%†):
65,000	Razer, Inc.*(a)	20,184

Technology Hardware, Storage & Peripherals (0.5%):
4,600	Brother Industries, Ltd.	88,447
4,400	Canon, Inc.	107,170
700	EIZO Corp.	24,561
1,800	Elecom Co., Ltd.	23,622
700	FUJIFILM Holdings Corp.	51,899
16,000	Konica Minolta, Inc.	72,905
1,323	Logitech International SA, Class R	110,768
1,900	Maxell Holdings, Ltd.	22,602
4,000	Mcj Co., Ltd.	37,503
5,300	NEC Corp.	244,725
1,300	Noritsu Koki Co., Ltd.	30,670
1,935	Quadient	42,091
10,400	Ricoh Co., Ltd.	96,857
600	Roland Dg Corp.	19,514
2,197	S&T AG	36,627
7,600	Seiko Epson Corp.	136,872
1,200	Toshiba Tec Corp.	49,097
4,400	Wacom Co., Ltd.	35,049

		1,230,979

See accompanying notes to the financial statements.

31

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (2.2%):
1,248	Adidas AG	$359,891
3,137	Aritzia, Inc.*	129,840
1,400	Asics Corp.	31,045
1,383	Brunello Cucinelli SpA*	94,968
5,577	Burberry Group plc	136,631
364	Calida Holding AG	19,403
600	Canada Goose Holdings, Inc.*	22,239
408	Canada Goose Holdings, Inc.*	15,121
973	Chargeurs SA	28,916
2,481	Cie Financiere Richemont SA	370,593
35,102	Coats Group plc	32,817
485	Delta-Galil Industries, Ltd.	33,350
1,146	EssilorLuxottica SA	243,926
449	Fox Wizel, Ltd.	80,865
1,142	Gildan Activewear, Inc.	48,409
2,431	Gildan Activewear, Inc.	103,079
400	Goldwin, Inc.	23,107
900	Gunze, Ltd.	31,552
189	Hermes International SA	329,996
2,296	Hugo Boss AG	139,908
473	Kering	379,497
1,500	Komatsu Matere Co., Ltd.	16,644
700	Kurabo Industries, Ltd.	11,882
1,826	LVMH Moet Hennessy Louis Vuitton SA	1,506,677
2,248	Moncler SpA	162,461
3,560	New Wave Group AB	65,633
5,000	Onward Holdings Co., Ltd.	13,000
12,688	Ovs SpA*(a)	36,586
44,000	Pacific Textiles Holdings, Ltd.	20,768
3,344	Pandora A/S	416,251
8,500	Prada SpA	54,435
863	Puma SE	105,660
16,200	Samsonite International SA*(a)	32,915
2,100	Sankyo Seiko Co., Ltd.	10,159
500	Sanyo Shokai, Ltd.*	3,870
1,000	Seiren Co., Ltd.	21,887
17,500	Stella International Holdings, Ltd.	21,166
451	Swatch Group AG (The), Class B	137,440
862	Swatch Group AG (The), Registered Shares	50,317
2,999	Ted Baker plc*	4,173
60,000	Texwinca Holdings, Ltd.	11,928
404	Tod’s SpA*^	22,485
3,200	Tsi Holdings Co., Ltd.*	9,434
5,500	Unitika, Ltd.*	14,348
377	Van de Velde NV	14,724
2,000	Wacoal Holdings Corp.	37,131
40,014	Yue Yuen Industrial Holdings, Ltd.*	66,961

		5,524,088

Thrifts & Mortgage Finance (0.2%):
1,484	Aareal Bank AG	48,591
1,900	Aruhi Corp.	17,232
3,618	Deutsche Pfandbriefbank AG(a)	43,443
1,230	Equitable Group, Inc.	67,014
1,100	Firm Capital Mortgage Investment Corp.	12,480
16,190	Genworth Mortgage Insurance AU	27,340
2,112	Home Capital Group, Inc.*	65,240
4,785	MyState, Ltd.	17,641

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
9,478	OSB Group plc	$70,970
10,978	Paragon Banking Group plc	83,956
3,600	Timbercreek Financial Corp.	27,353

		481,260

Tobacco (0.5%):
12,168	British American Tobacco plc	450,761
16,270	Imperial Brands plc, Class A	355,719
13,100	Japan Tobacco, Inc.	264,171
3,118	Scandinavian Tobacco Group A/S(a)	65,430
9,940	Swedish Match AB	79,006

		1,215,087

Trading Companies & Distributors (2.3%):
5,540	AddTech AB, Class B	131,006
1,000	Alconix Corp.	11,626
1,271	Alligo AB, Class B	26,991
5,848	Ashtead Group plc	468,560
653	BayWa AG	28,659
4,032	Beijer Ref AB	88,293
1,271	Bergman & Beving AB	21,088
9,600	BOC Aviation, Ltd.(a)	70,382
388	Bossard Holding AG	139,774
2,597	Brenntag AG	235,266
1,375	Bufab AB	67,470
4,067	Bunzl plc	158,565
70,000	China Strategic Holdings, Ltd.*	413
400	Daiichi Jitsugyo Co., Ltd.	17,228
1,506	Diploma plc	68,802
4,000	Doman Building Materials Group, Ltd.	24,573
14,169	Electrocomponents plc	230,597
2,293	Ferguson plc	407,258
7,400	Finning International, Inc.	186,521
7,815	Grafton Group plc	130,128
1,700	Hanwa Co., Ltd.	48,194
17,460	Howden Joinery Group plc	212,426
1,189	IMCD NV	263,943
1,800	Inaba Denki Sangyo Co., Ltd.	42,291
1,800	Inabata & Co., Ltd.	26,249
3,146	Indutrade AB	95,525
9,800	Itochu Corp.	299,803
2,000	Iwatani Corp.	100,871
616	Jacquet Metals SA	14,747
500	Japan Pulp & Paper Co., Ltd.	17,912
700	Kamei Corp.	6,350
900	Kanaden Corp.	8,301
1,700	Kanamoto Co., Ltd.	35,627
3,100	Kanematsu Corp.	34,532
2,972	Kloeckner & Co. SE*	36,268
14,200	Marubeni Corp.	138,241
2,400	Mitani Corp.	42,407
6,700	Mitsubishi Corp.	212,771
8,600	Mitsui & Co., Ltd.	203,678
3,600	MonotaRo Co., Ltd.	64,895
4,300	Nagase & Co., Ltd.	69,662
600	Nichiden Corp.	12,237
500	Nippon Steel Trading Corp.	21,827
1,200	Nishio Rent All Co., Ltd.	29,969
700	Onoken Co., Ltd.	10,196

See accompanying notes to the financial statements.

32

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
1,494	Reece, Ltd.	$29,421
9,256	Rexel SA	188,144
1,992	Richelieu Hardware, Ltd.	68,715
1,404	Russel Metals, Inc.	37,331
600	Senshu Electric Co., Ltd.	31,044
2,458	Seven Group Holdings, Ltd.	38,671
7,700	Sojitz Corp.	115,699
409	Solar A/S	49,290
17,864	Speedy Hire plc	15,322
6,600	Sumitomo Corp.	97,595
117	Thermador Groupe	13,534
2,372	Toromont Industries, Ltd.	214,470
1,900	Toyota Tsushu Corp.	87,572
7,192	Travis Perkins plc	150,947
1,000	Trusco Nakayama Corp.	23,748
800	Wajax Corp.	15,351
2,700	Wakita & Co., Ltd.	25,263
2,700	Yamazen Corp.	25,263
800	Yuasa Trading Co., Ltd.	20,724

		5,810,226

Transportation Infrastructure (0.4%):
242	Aena SME SA*(a)	38,222
496	Aeroports de Paris*	64,080
4,161	Atlantia SpA*	82,650
13,785	Atlas Arteria, Ltd.	69,417
8,117	Auckland International Airport, Ltd.*	42,820
671	Flughafen Zuerich AG*	120,844
1,124	Fraport AG*	75,545
2,198	Getlink SE	36,460
1,618	Hamburger Hafen und Logistik AG	37,872
182,200	Hutchison Port Holdings Trust	40,996
1,940	James Fisher & Sons plc*	9,702
400	Japan Airport Terminal Co., Ltd.*	16,696
3,500	Kamigumi Co., Ltd.	66,135
1,400	Mitsubishi Logistics Corp.	35,123
400	Nissin Corp.	5,757
5,399	Port of Tauranga, Ltd.	24,666
32,939	Qube Holdings, Ltd.	76,081
2,100	Sumitomo Warehouse Co., Ltd. (The)	35,464
11,723	Sydney Airport*	74,058
10,150	Transurban Group	102,115
2,729	Westshore Terminals Investment Corp.	57,868

		1,112,571

Water Utilities (0.1%):
4,740	Pennon Group plc	75,039
2,562	Severn Trent plc	102,300
45,000	Siic Environment Holdings, Ltd.	8,183
5,391	United Utilities Group plc	79,560

		265,082

Wireless Telecommunication Services (1.2%):
1,292	1&1 AG	35,309
3,670	Cellcom Israel, Ltd.*	20,612
5,583	Freenet AG	148,164
88,000	Hutchison Telecommunications Holdings, Ltd.	14,108
27,900	KDDI Corp.	815,628
5,186	Millicom International Cellular SA, SDR*	147,014

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued
1,000	Okinawa Cellular Telephone Co.	$44,433
1,324	Orange Belgium SA	29,993
5,106	Partner Communications Co.*	41,541
1,708	Rogers Communications, Inc., Class B	81,352
1,900	Rogers Communications, Inc., Class B	90,478
35,000	Smartone Telecommunications Ho	18,632
9,900	Softbank Corp.	125,211
19,200	SoftBank Group Corp.	907,345
21,800	StarHub, Ltd.	21,999
9,411	Tele2 AB	134,182
306,023	Vodafone Group plc	456,346

		3,132,347

Total Common Stocks (Cost $195,780,186)		249,197,764

Preferred Stocks (0.3%):
Automobiles (0.3%):
1,167	Bayerische Motoren Werke AG (BMW), 2.62%, 5/15/20	97,398
1,645	Porsche Automobil Holding SE, 2.65%, 5/20/20	156,095
2,660	Volkswagen AG, 2.74%, 5/8/20	537,508

		791,001

Household Products (0.0%†):
588	Henkel AG & Co. KGaA, 2.60%, 4/21/20	47,614

Total Preferred Stocks (Cost $744,381)		838,615

Contracts		Value
Warrants (0.0%†):
Energy Equipment & Services (0.0%†):
64,038	Ezion Holdings, Ltd., 4/6/23	—

Oil, Gas & Consumable Fuels (0.0%†):
766	Cenovus Energy, Inc., 1/1/26	5,760

Total Warrants (Cost $—)		5,760

Shares		Value
Rights (0.0%†):
Pharmaceuticals (0.0%†):
7	Faes Farma SA, Expires on 12/31/21*	1

Real Estate Management & Development (0.0%†):
1,173	CA Immobilien Anla, Expires on 12/31/49*(b)	—

Total Rights (Cost $1)		1

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.4%):
997,213	BlackRock Liquidity FedFund, Institutional Class , 0.03%(c)(d)	997,213

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $997,213)		997,213

Shares		Value
Unaffiliated Investment Company (0.2%):
Money Markets (0.2%):
554,612	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(d)	554,612

Total Unaffiliated Investment Company (Cost $554,612)		554,612

Total Investment Securities (Cost $198,076,393) — 99.9%(e)		251,593,965
Net other assets (liabilities) — 0.1%		224,481

Net Assets — 100.0%		$251,818,446

See accompanying notes to the financial statements.

33

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $959,018.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(d)	The rate represents the effective yield at December 31, 2021.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Australia	6.0%

Austria	0.5%

Belgium	1.1%

Bermuda	— %†

Cambodia	— %†

Canada	10.2%

Cayman Islands	— %†

China	0.1%

Colombia	— %†

Denmark	2.5%

Egypt	— %†

European Community	— %†

Faroe Islands	— %†

Finland	1.7%

France	7.6%

Germany	7.1%

Hong Kong	2.1%

India	— %†

Ireland	1.3%

Isle of Man	0.1%

Israel	1.1%

Country	Percentage

Italy	2.4%

Japan	21.8%

Jersey	— %†

Liechtenstein	— %†

Luxembourg	0.6%

Malta	— %†

Mexico	— %†

Netherlands	4.1%

New Zealand	0.5%

Norway	0.7%

Peru	— %†

Portugal	0.2%

Singapore	0.9%

Spain	2.1%

Sweden	3.6%

Switzerland	8.4%

United Arab Emirates	— %†

United Kingdom	12.5%

United States	0.8%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

34

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$198,076,393

Investment securities, at value(a)	$251,593,965
Cash	1,598
Interest and dividends receivable	248,716
Foreign currency, at value (cost $514,979)	517,909
Receivable for investments sold	26,593
Reclaims receivable	801,985
Prepaid expenses	1,192

Total Assets	253,191,958

Liabilities:
Payable for investments purchased	11,827
Payable for capital shares redeemed	103,171
Payable for collateral received on loaned securities	997,213
Manager fees payable	156,562
Administration fees payable	36,803
Distribution fees payable	52,187
Custodian fees payable	4,078
Administrative and compliance services fees payable	132
Transfer agent fees payable	326
Trustee fees payable	742
Other accrued liabilities	10,471

Total Liabilities	1,373,512

Net Assets	$251,818,446

Net Assets Consist of:
Paid in capital	$177,790,086
Total distributable earnings	74,028,360

Net Assets	$251,818,446

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,439,512
Net Asset Value (offering and redemption price per share)	$12.32

(a)	Includes securities on loan of $959,018.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$7,825,633
Interest	57
Income from securities lending	44,489
Foreign withholding tax	(786,832)

Total Investment Income	7,083,347

Expenses:
Management fees	2,478,023
Administration fees	135,217
Distribution fees	652,110
Custodian fees	72,566
Administrative and compliance services fees	3,054
Transfer agent fees	4,825
Trustee fees	12,717
Professional fees	11,043
Shareholder reports	4,878
Other expenses	42,350

Total expenses before reductions	3,416,783
Less Management fees contractually waived	(521,694)

Net expenses	2,895,089

Net Investment Income/(Loss)	4,188,258

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	18,358,301
Change in net unrealized appreciation/depreciation on securities and foreign currencies	10,554,923

Net realized and Change in net unrealized gains/losses on investments	28,913,224

Change in Net Assets Resulting From Operations	$33,101,482

See accompanying notes to the financial statements.

35

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,188,258	$3,194,467
Net realized gains/(losses) on investments	18,358,301	(16,172)
Change in unrealized appreciation/depreciation on investments	10,554,923	17,605,651

Change in net assets resulting from operations	33,101,482	20,783,946

Distributions to Shareholders:
Distributions	(3,585,492)	(6,243,472)

Change in net assets resulting from distributions to shareholders	(3,585,492)	(6,243,472)

Capital Transactions:
Proceeds from shares issued	1,475,506	28,562,814
Proceeds from dividends reinvested	3,585,492	6,243,472
Value of shares redeemed	(47,818,960)	(60,172,623)

Change in net assets resulting from capital transactions	(42,757,962)	(25,366,337)

Change in net assets	(13,241,972)	(10,825,863)
Net Assets:
Beginning of period	265,060,418	275,886,281

End of period	$251,818,446	$265,060,418

Share Transactions:
Shares issued	120,615	3,629,639
Dividends reinvested	299,540	642,332
Shares redeemed	(3,943,848)	(6,396,250)

Change in shares	(3,523,693)	(2,124,279)

See accompanying notes to the financial statements.

36

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$11.06	$10.58	$9.20	$11.46	$9.21

Investment Activities:
Net Investment Income/(Loss)	0.19 (a)	0.12 (a)	0.21 (a)	0.17	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	1.25	0.61	1.65	(2.16)	2.21

Total from Investment Activities	1.44	0.73	1.86	(1.99)	2.40

Distributions to Shareholders From:
Net Investment Income	(0.18)	(0.25)	(0.15)	(0.21)	(0.15)
Net Realized Gains	—	—	(0.33)	(0.06)	—

Total Dividends	(0.18)	(0.25)	(0.48)	(0.27)	(0.15)

Net Asset Value, End of Period	$12.32	$11.06	$10.58	$9.20	$11.46

Total Return(b)	13.05%	7.25%	20.72%	(17.65)%	26.09%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$251,818	$265,060	$275,886	$253,044	$258,959
Net Investment Income/(Loss)	1.61%	1.29%	2.09%	1.63%	1.48%
Expenses Before Reductions(c)	1.31%	1.34%	1.33%	1.38%	1.41%
Expenses Net of Reductions	1.11%	1.14%	1.13%	1.18%	1.21%
Portfolio Turnover Rate	7%	14%	6%	20%	4%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

37

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such

38

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2021

investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,401 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $997,213 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA International Core Equity Fund	0.95%	1.39%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.75% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

39

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2021

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$38,331,053	$210,866,711	$—	#	$249,197,764
Preferred Stocks+	—	838,615	—		838,615
Warrants+	5,760	—	—		5,760
Rights+	1	—	—	#	1
Short-Term Security Held as Collateral for Securities on Loan	997,213	—	—		997,213
Unaffiliated Investment Company	554,612	—	—		554,612

Total Investment Securities	$39,888,639	$211,705,326	$—		$251,593,965

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA International Core Equity Fund	$18,744,015	$64,040,797

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

40

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2021

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $199,636,211. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$74,166,982
Unrealized (depreciation)	(22,209,228)

Net unrealized appreciation/(depreciation)	$51,957,754

During the year ended December 31, 2021, the Fund utilized $973,492 in capital loss carry forwards (“CLCFs”) to offset capital gains. As of the end of its tax year ended December 31, 2021, the Fund had no remaining CLCFs.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$3,585,492	$—	$3,585,492

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA International Core Equity Fund	$6,243,472	$—	$6,243,472

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

41

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA International Core Equity Fund	$5,881,660	$16,176,251	$—	$51,970,449	$74,028,360

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, return of capital from underlying investments, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of these shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA International Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

43

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

44

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were

45

able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

46

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

47

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

48

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

49

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 25

Statement of Operations Page 25

Statements of Changes in Net Assets Page 26

Financial Highlights Page 27

Notes to the Financial Statements Page 28

Report of Independent Registered Public Accounting Firm Page 33

Other Federal Income Tax Information Page 34

Other Information Page 35

Approval of Investment Advisory and Subadvisory Agreements Page 36

Information about the Board of Trustees and Officers Page 39

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned 27.31%. That compared to a 25.66% total return for its benchmark, the Russell 3000® Index.1

The ongoing economic recovery from the COVID-19 pandemic produced consistent growth in U.S. equities throughout the year. Fiscal and monetary stimulus, rising consumer confidence, and solid earnings performance fueled gains despite inflationary pressures late in the year.

Small-cap stocks underperformed large-cap stocks during the period. Large-cap value stocks underperformed large-cap growth stocks during the period. However, small-cap value stocks outperformed small-cap growth stocks.

In the large-cap universe, stocks with lower relative prices and higher profitability performed in line with stocks with higher relative prices and lower profitability. In the small-cap universe, however, stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability.

The Fund’s outperformance relative to its benchmark was primarily driven by its emphasis on small-cap value stocks, which were among the benchmark’s best performers during the period. The Fund’s emphasis on stocks with higher profitability also contributed to relative results, as these stocks performed better than their lower-profitability peers during the period.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA U.S. Core Equity Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	27.31%	24.69%	16.64%	13.56%
Russell 3000® Index	25.66%	25.79%	17.97%	14.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.54% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market capitalization and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,085.80	$4.57	0.87%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA U.S. Core Equity Fund	$1,000.00	$1,020.82	$4.43	0.87%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	25.2%

Financials	13.6

Consumer Discretionary	12.4

Health Care	12.1

Industrials	12.0

Communication Services	8.1

Consumer Staples	5.7

Materials	4.3

Energy	3.5

Utilities	2.4

Real Estate	0.3

Total Common Stocks and Preferred Stocks	99.6

Rights	— †

Unaffiliated Investment Company	0.6

Short-Term Security Held as Collateral for Securities on Loan	0.3

Total Investment Securities	100.5

Net other assets (liabilities)	(0.5)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (1.3%):
1,210	AAR Corp.*	$47,226
2,968	Aerojet Rocketdyne Holdings, Inc.	138,784
358	AeroVironment, Inc.*	22,207
712	Astronics Corp.*	8,544
415	Astronics Corp., Class B*	4,984
908	Axon Enterprise, Inc.*	142,556
3,878	Boeing Co. (The)*	780,719
2,720	BWX Technologies, Inc.	130,234
685	CPI Aerostructures, Inc.*	1,870
914	Curtiss-Wright Corp.	126,744
625	Ducommun, Inc.*	29,231
1,727	General Dynamics Corp.	360,028
569	HEICO Corp.	82,061
769	HEICO Corp., Class A	98,832
2,189	Hexcel Corp.*	113,390
5,511	Howmet Aerospace, Inc.	175,415
1,188	Huntington Ingalls Industries, Inc.	221,847
2,947	Kratos Defense & Security Solutions, Inc.*	57,172
2,175	L3harris Technologies, Inc.	463,797
3,238	Lockheed Martin Corp.	1,150,818
1,378	Mercury Systems, Inc.*	75,873
913	Moog, Inc., Class A	73,926
343	National Presto Industries, Inc.	28,136
1,391	Northrop Grumman Corp.	538,414
953	Park Aerospace Corp., Class C	12,580
10,908	Raytheon Technologies Corp.	938,742
2,265	Spirit AeroSystems Holdings, Inc., Class A	97,599
2,800	Textron, Inc.	216,160
521	TransDigm Group, Inc.*	331,502
337	Vectrus, Inc.*	15,424

		6,484,815

Air Freight & Logistics (0.8%):
2,159	Air Transport Services Group, Inc.*	63,431
464	Atlas Air Worldwide Holdings, Inc.*	43,672
3,174	C.H. Robinson Worldwide, Inc.	341,618
2,787	Expeditors International of Washington, Inc.	374,266
2,443	FedEx Corp.	631,857
619	Forward Air Corp.	74,955
1,805	GXO Logistics, Inc.*	163,948
766	Hub Group, Inc., Class A*	64,528
3,266	Radiant Logistics, Inc.*	23,809
8,651	United Parcel Service, Inc., Class B	1,854,255
2,834	XPO Logistics, Inc.*	219,437

		3,855,776

Airlines (0.3%):
2,670	Alaska Air Group, Inc.*	139,107
229	Allegiant Travel Co.*	42,832
7,999	American Airlines Group, Inc.*^	143,662
841	Copa Holdings SA, Class A*	69,517
9,886	Delta Air Lines, Inc.*	386,345
1,057	Hawaiian Holdings, Inc.*	19,417
9,359	JetBlue Airways Corp.*	133,272
1,602	SkyWest, Inc.*	62,959
5,986	Southwest Airlines Co.*	256,440
2,445	Spirit Airlines, Inc.*	53,423
3,464	United Airlines Holdings, Inc.*	151,654

		1,458,628

Shares		Value
Common Stocks, continued
Auto Components (0.5%):
2,780	Adient plc*	$133,106
4,269	American Axle & Manufacturing Holdings, Inc.*	39,830
1,883	Aptiv plc*	310,601
2,666	Autoliv, Inc.	275,691
6,004	BorgWarner, Inc.	270,600
1,256	Cooper-Standard Holding, Inc.*	28,147
3,513	Dana, Inc.	80,167
687	Dorman Products, Inc.*	77,638
798	Fox Factory Holding Corp.*	135,740
6,025	Gentex Corp.	209,971
799	Gentherm, Inc.*	69,433
6,635	Goodyear Tire & Rubber Co. (The)*	141,458
1,365	Horizon Global Corp.*	10,893
578	LCI Industries	90,093
1,505	Lear Corp.	275,340
3,637	Modine Manufacturing Co.*	36,697
1,190	Motorcar Parts of America, Inc.*	20,313
856	Patrick Industries, Inc.	69,071
4,082	QuantumScape Corp.*^	90,580
616	Standard Motor Products, Inc.	32,272
587	Stoneridge, Inc.*	11,587
275	Strattec Security Corp.*	10,180
1,349	Tenneco, Inc.*	15,244
3,249	Veoneer, Inc.*	115,275
517	Visteon Corp.*	57,459
1,621	VOXX International Corp.*	16,486

		2,623,872

Automobiles (1.1%):
31,520	Ford Motor Co.	654,670
20,655	General Motors Co.*	1,211,003
4,049	Harley-Davidson, Inc.	152,607
3,384	Tesla, Inc.*	3,576,143
375	Thor Industries, Inc.	38,914
729	Winnebago Industries, Inc.	54,617

		5,687,954

Banks (5.3%):
859	1st Source Corp.	42,606
504	ACNB Corp.	15,765
954	Allegiance Bancshares, Inc.	40,268
661	American National Bankshares, Inc.	24,906
1,776	Ameris Bancorp	88,232
704	Ames National Corp.	17,241
1,015	Arrow Financial Corp.	35,758
3,325	Associated Banc-Corp.	75,112
1,160	Atlantic Capital Bancshares, Inc.*	33,373
2,280	Atlantic Union Bankshares Corp.	85,021
2,056	Banc of California, Inc.	40,339
646	BancFirst Corp.	45,582
2,831	Bancorp, Inc. (The)*	71,653
53,873	Bank of America Corp.	2,396,810
1,028	Bank of Hawaii Corp.	86,105
724	Bank of Marin Bancorp	26,955
1,592	Bank of Nt Butterfield & Son, Ltd. (The)	60,671
3,554	Bank OZK	165,368
2,950	BankUnited, Inc.	124,815
1,129	Banner Corp.	68,496
433	Bar Harbor Bankshares	12,527

See accompanying notes to the financial statements.

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
842	BCB Bancorp, Inc.	$12,992
2,598	Berkshire Hills Bancorp, Inc.	73,861
1,565	BOK Financial Corp.	165,092
2,707	Brookline Bancorp, Inc.	43,826
578	Bryn Mawr Bank Corp.	26,016
977	Byline BanCorp, Inc.	26,721
74	C&F Financial Corp.	3,788
4,719	Cadence Bank	140,579
843	Camden National Corp.	40,599
489	Capital City Bank Group, Inc.	12,910
2,132	Cathay General Bancorp	91,655
1,225	CBTX, Inc.	35,525
1,402	Central Pacific Financial Corp.	39,494
933	Central Valley Community Bancorp	19,378
377	Chemung Financial Corp.	17,259
2,299	CIT Group, Inc.	118,031
20,877	Citigroup, Inc.	1,260,762
943	Citizens & Northern Corp.	24,631
5,111	Citizens Financial Group, Inc.	241,495
552	Citizens Holding Co.	10,350
365	City Holding Co.	29,853
938	Civista Bancshares, Inc.	22,887
735	CNB Financial Corp.	19,478
85	Codorus Valley Bancorp, Inc.	1,836
56	Colony Bankcorp, Inc.	956
2,267	Columbia Banking System, Inc.	74,176
3,274	Comerica, Inc.	284,838
3,042	Commerce Bancshares, Inc.	209,107
1,393	Community Bank System, Inc.	103,751
517	Community Trust Bancorp, Inc.	22,546
1,154	ConnectOne Bancorp, Inc.	37,747
1,311	Cullen/Frost Bankers, Inc.	165,278
1,643	Customers Bancorp, Inc.	107,403
4,350	CVB Financial Corp.	93,134
1,876	Dime Community Bancshares, Inc.	65,960
1,065	Eagle Bancorp, Inc.	62,132
3,269	East West Bancorp, Inc.	257,205
820	Enterprise Financial Services Corp.	38,614
682	Equity Bancshares, Inc.	23,140
312	Evans Bancorp, Inc.	12,574
8,341	F.N.B. Corp.	101,176
1,329	Farmers National Banc Corp.	24,653
1,408	FB Financial Corp.	61,699
9,314	Fifth Third Bancorp	405,625
1,053	Financial Institutions, Inc.	33,485
6,611	First Bancorp	91,100
814	First Bancorp, Inc.	25,560
1,262	First Bancorp/Southern Pines NC	57,699
611	First Bancshares, Inc. (The)	23,597
1,378	First Busey Corp.	37,371
664	First Business Financial Services, Inc.	19,369
221	First Citizens BancShares, Inc., Class A	183,395
2,520	First Commonwealth Financial Corp.	40,547
512	First Community Bankshares	17,111
3,105	First Financial Bancorp	75,700
3,432	First Financial Bankshares, Inc.	174,483
536	First Financial Corp.	24,275

Shares		Value
Common Stocks, continued
Banks, continued
733	First Financial Northwest, Inc.	$11,853
1,155	First Foundation, Inc.	28,713
1,512	First Hawaiian, Inc.	41,323
12,573	First Horizon Corp.	205,317
1,244	First Interstate BancSystem, Class A	50,593
1,606	First Merchants Corp.	67,275
660	First Mid Bancshares, Inc.	28,241
4,022	First Midwest Bancorp, Inc.	82,371
1,573	First of Long Island Corp. (The)	33,961
1,741	First Republic Bank	359,534
2,253	Flushing Financial Corp.	54,748
5,044	Fulton Financial Corp.	85,748
769	German American Bancorp, Inc.	29,976
3,614	Glacier Bancorp, Inc.	204,914
397	Great Southern Bancorp, Inc.	23,522
2,353	Great Western Bancorp, Inc.	79,908
2,782	Hancock Whitney Corp.	139,156
2,408	Hanmi Financial Corp.	57,021
1,642	HarborOne BanCorp, Inc.	24,367
43	Hawthorn Bancshares, Inc.	1,111
1,853	Heartland Financial USA, Inc.	93,780
1,197	Heritage Financial Corp.	29,255
2,010	Hertiage Commerce Corp.	23,999
2,750	Hilltop Holdings, Inc.	96,635
4,922	Home Bancshares, Inc.	119,851
484	Hometrust Bancshares, Inc.	14,994
4,470	Hope BanCorp, Inc.	65,754
1,071	Horizon Bancorp	22,330
17,788	Huntington Bancshares, Inc.	274,291
1,236	Independent Bank Corp.	100,771
855	Independent Bank Corp.	20,409
1,169	Independent Bank Group, Inc.	84,343
1,836	International Bancshares Corp.	77,828
7,175	Investors Bancorp, Inc.	108,701
31,257	JPMorgan Chase & Co.	4,949,546
13,247	KeyCorp	306,403
1,465	Lakeland Bancorp, Inc.	27,820
582	Lakeland Financial Corp.	46,641
552	Landmark Bancorp, Inc.	15,732
712	LCNB Corp.	13,905
1,274	Live Oak Bancshares, Inc.	111,207
1,471	M&T Bank Corp.	225,916
2,571	Macatawa Bank Corp.	22,676
472	Mercantile Bank Corp.	16,534
241	Midland States BanCorp, Inc.	5,974
638	MidWestone Financial Group, Inc.	20,652
702	National Bank Holdings Corp.	30,846
514	National Bankshares, Inc.	18,638
1,264	NBT Bancorp, Inc.	48,689
373	Nicolet Bankshares, Inc.*	31,985
510	Northrim Bancorp, Inc.	22,165
511	Norwood Financial Corp.	13,281
2,292	OFG Bancorp	60,876
440	Ohio Valley Banc Corp.	12,782
4,797	Old National Bancorp	86,922
2,225	Old Second Bancorp, Inc.	28,013
550	Origin Bancorp, Inc.	23,606

See accompanying notes to the financial statements.

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
638	Orrstown Financial Services, Inc.	$16,078
2,518	Pacific Premier Bancorp, Inc.	100,796
2,447	PacWest Bancorp	110,531
467	Park National Corp.	64,124
1,165	Peapack-Gladstone Financial Corp.	41,241
546	Penns Woods Bancorp, Inc.	12,869
608	Peoples Bancorp of NC	16,775
1,117	Peoples Bancorp, Inc.	35,532
11,228	People’s United Financial, Inc.	200,083
1,752	Pinnacle Financial Partners, Inc.	167,316
3,044	PNC Financial Services Group, Inc. (The)	610,383
1,986	Popular, Inc.	162,931
432	Preferred Bank Los Angeles	31,013
707	Primis Financial Corp.	10,633
2,191	Prosperity Bancshares, Inc.	158,409
606	QCR Holdings, Inc.	33,936
487	Rbb BanCorp	12,759
13,669	Regions Financial Corp.	297,984
1,373	Renasant Corp.	52,105
917	Republic Bancorp, Inc., Class A	46,620
869	S & T Bancorp, Inc.	27,391
148	Salisbury Bancorp, Inc.	7,826
1,366	Sandy Spring Bancorp, Inc.	65,677
1,366	Seacoast Banking Corp of Florida	48,343
1,110	ServisFirst Bancshares, Inc.	94,283
1,113	Shore Bancshares, Inc.	23,206
1,028	Sierra Bancorp	27,910
784	Signature Bank	253,601
3,102	Simmons First National Corp., Class A	91,757
950	Southside Bancshares, Inc.	39,729
1,915	SouthState Corp.	153,411
5,238	Sterling Bancorp	135,088
527	Stock Yards Bancorp, Inc.	33,665
557	Summit Financial Group, Inc.	15,290
702	SVB Financial Group*	476,125
3,723	Synovus Financial Corp.	178,220
1,633	Texas Capital Bancshares, Inc.*	98,388
490	Tompkins Financial Corp.	40,954
2,209	TowneBank	69,782
820	TriCo Bancshares	35,227
959	Tristate Capital Holdings, Inc.*	29,019
1,001	Triumph BanCorp, Inc.*	119,199
9,462	Truist Financial Corp.	554,000
1,695	Trustmark Corp.	55,020
14,586	U.S. Bancorp	819,296
1,375	UMB Financial Corp.	145,901
6,312	Umpqua Holdings Corp.	121,443
3,681	United Bankshares, Inc.	133,547
1,942	United Community Banks, Inc.	69,795
1,190	United Security Bancshares	9,663
42	Unity Bancorp, Inc.	1,103
850	Univest Financial Corp.	25,432
12,068	Valley National Bancorp	165,935
501	Washington Trust Bancorp	28,241
2,517	Webster Financial Corp.	140,549
29,728	Wells Fargo & Co.	1,426,349
1,645	WesBanco, Inc.	57,559

Shares		Value
Common Stocks, continued
Banks, continued
1,062	West Bancorp	$32,996
685	Westamerica Bancorp	39,545
2,129	Western Alliance Bancorp	229,187
1,524	Wintrust Financial Corp.	138,410
3,716	Zions Bancorp	234,703

		26,550,312

Beverages (1.3%):
145	Boston Beer Co., Inc. (The), Class A*	73,240
1,105	Brown-Forman Corp., Class A	74,908
3,136	Brown-Forman Corp., Class B	228,489
374	Celsius Holdings, Inc.*	27,889
37,033	Coca-Cola Co. (The)	2,192,724
179	Coca-Cola Consolidated, Inc.	110,835
919	Constellation Brands, Inc., Class C	230,641
4,758	Keurig Dr Pepper, Inc.	175,380
615	MGP Ingredients, Inc.	52,269
3,243	Molson Coors Brewing Co., Class B	150,313
2,382	Monster Beverage Corp.*	228,767
1,621	National Beverage Corp.	73,480
15,698	PepsiCo, Inc.	2,726,900

		6,345,835

Biotechnology (2.3%):
489	2Seventy Bio, Inc.*	12,533
18,635	AbbVie, Inc.	2,523,179
2,144	ACADIA Pharmaceuticals, Inc.*	50,041
3,964	Adverum Biotechnologies, Inc.*	6,977
436	Agios Pharmaceuticals, Inc.*	14,331
7,184	Akebia Therapeutics, Inc.*	16,236
1,908	Alector, Inc.*	39,400
1,012	Alkermes plc*	23,539
2,313	Allogene Therapeutics, Inc.*	34,510
471	Alnylam Pharmaceuticals, Inc.*	79,872
6,716	Amgen, Inc.	1,510,899
955	AnaptysBio, Inc.*	33,186
990	Arcus Biosciences, Inc.*	40,065
984	Arena Pharmaceuticals, Inc.*	91,453
920	Arrowhead Pharmaceuticals, Inc.*	60,996
1,907	Atara Biotherapeutics, Inc.*	30,054
1,327	Biogen, Inc.*	318,374
535	Biohaven Pharmaceutical Holding Co., Ltd.*	73,728
2,087	BioMarin Pharmaceutical, Inc.*	184,386
1,469	Bluebird Bio, Inc.*	14,675
1,208	Blueprint Medicines Corp.*	129,389
723	CareDx, Inc.*	32,882
1,101	Celldex Therapeutics, Inc.*	42,543
718	Concert Pharmaceuticals, Inc.*	2,262
906	CRISPR Therapeutics AG*	68,657
1,534	Denali Therapeutics, Inc.*	68,416
233	Eagle Pharmaceuticals, Inc.*	11,864
1,370	Editas Medicine, Inc.*	36,374
1,656	Emergent BioSolutions, Inc.*	71,986
585	Enanta Pharmaceuticals, Inc.*	43,746
1,700	Exact Sciences Corp.*	132,311
6,966	Exelixis, Inc.*	127,338
567	Fate Therapeutics, Inc.*	33,175
522	Fibrogen, Inc.*	7,360

See accompanying notes to the financial statements.

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Biotechnology, continued
1,432	G1 Therapeutics, Inc.*^	$14,621
11,958	Gilead Sciences, Inc.	868,270
852	Global Blood Therapeutics, Inc.*	24,938
779	Glycomimetics Industries*	1,122
2,867	Halozyme Therapeutics, Inc.*	115,282
1,961	Incyte Corp.*	143,937
1,650	Intellia Therapeutics, Inc.*	195,096
1,964	Ionis Pharmaceuticals, Inc.*	59,765
2,315	Iovance Biotherapeutics, Inc.*	44,193
2,568	Ironwood Pharmaceuticals, Inc.*	29,943
275	Karuna Therapeutics, Inc.*	36,025
200	Kodiak Sciences, Inc.*	16,956
1,263	Kura Oncology, Inc.*	17,682
757	Kymera Therapeutics, Inc.*	48,062
340	Ligand Pharmaceuticals, Inc.*	52,516
1,449	Macrogenics, Inc.*	23,256
194	Madrigal Pharmaceuticals, Inc.*	16,440
710	Mirati Therapeutics, Inc.*	104,150
4,559	Moderna, Inc.*	1,157,895
2,351	Myriad Genetics, Inc.*	64,888
876	Natera, Inc.*	81,810
715	Neurocrine Biosciences, Inc.*	60,897
464	Novavax, Inc.*^	66,384
10,235	OPKO Health, Inc.*	49,230
9,565	PDL BioPharma, Inc.	32,808
1,720	Prothena Corp. plc*	84,968
1,210	Regeneron Pharmaceuticals, Inc.*	764,139
895	REGENXBIO, Inc.*	29,267
440	Repligen Corp.*	116,530
1,053	Rhythm Pharmaceuticals, Inc.*	10,509
1,042	Rocket Pharmaceuticals, Inc.*	22,747
1,793	Sage Therapeutics, Inc.*	76,274
2,916	Sangamo Therapeutics, Inc.*	21,870
660	Sarepta Therapeutics, Inc.*	59,433
1,210	Seagen, Inc.*	187,066
2,126	Spectrum Pharmaceuticals, Inc.*	2,700
602	SpringWorks Therapeutics, Inc.*	37,312
874	Travere Therapeutics, Inc.*	27,129
1,104	Ultragenyx Pharmaceutical, Inc.*	92,835
882	United Therapeutics Corp.*	190,583
1,179	Vanda Pharmaceuticals, Inc.*	18,499
1,880	Vertex Pharmaceuticals, Inc.*	412,848
1,246	Xencor, Inc.*	49,990

		11,497,602

Building Products (1.0%):
2,754	A.O. Smith Corp.	236,431
1,062	AAON, Inc.	84,355
1,812	Advanced Drainage Systems, Inc.	246,668
1,795	Allegion plc	237,730
515	American Woodmark Corp.*	33,578
1,085	Apogee Enterprises, Inc.	52,243
1,778	Armstrong Flooring, Inc.*	3,520
1,537	Armstrong World Industries, Inc.	178,476
3,106	AZEK Co., Inc. (The)*	143,621
4,473	Builders FirstSource, Inc.*	383,381
7,509	Carrier Global Corp.	407,288
3,362	Cornerstone Building Brands, Inc.*	58,633

Shares		Value
Common Stocks, continued
Building Products, continued
547	Csw Industrials, Inc.	$66,110
2,644	Fortune Brands Home & Security, Inc.	282,644
715	Gibraltar Industries, Inc.*	47,676
1,993	Griffon Corp.	56,761
1,209	Insteel Industries, Inc.	48,130
2,135	Jeld-Wen Holding, Inc.*	56,279
3,721	Johnson Controls International plc	302,555
617	Lennox International, Inc.	200,130
2,484	Masco Corp.	174,426
681	Masonite International Corp.*	80,324
2,995	Owens Corning	271,047
1,379	PGT Innovations, Inc.*	31,014
1,160	Quanex Building Products Corp.	28,745
3,728	Resideo Technologies, Inc.*	97,040
1,119	Simpson Manufacturing Co., Inc.	155,619
1,810	Trane Technologies plc	365,674
1,485	Trex Co., Inc.*	200,520
1,914	UFP Industries, Inc.	176,107
3,709	Zurn Water Solutions Corp.	135,008

		4,841,733

Capital Markets (3.0%):
837	Affiliated Managers Group, Inc.	137,695
1,953	Ameriprise Financial, Inc.	589,142
3,221	Apollo Asset Management, Inc.	233,297
1,834	Ares Management Corp., Class A	149,049
1,585	Artisan Partners Asset Management, Inc., Class A	75,509
734	B Riley Financial, Inc.	65,223
6,009	Bank of New York Mellon Corp. (The)	349,003
9,837	BGC Partners, Inc., Class A	45,742
1,088	BlackRock, Inc., Class A	996,129
5,256	Blackstone Group, Inc. (The), Class A	680,074
2,377	Blucora, Inc.*	41,170
902	Brightsphere Investment Group, Inc.	23,091
1,257	Cboe Global Markets, Inc.	163,913
7,675	Charles Schwab Corp. (The)	645,468
1,955	CME Group, Inc.	446,639
1,396	Cohen & Steers, Inc.	129,144
190	Diamond Hill Investment Group	36,904
1,791	Donnelley Financial Solutions, Inc.*	84,428
566	FactSet Research Systems, Inc.	275,082
3,404	Federated Hermes, Inc., Class B	127,922
5,820	Franklin Resources, Inc.	194,912
388	GAMCO Investors, Inc., Class A	9,692
3,428	Goldman Sachs Group, Inc. (The)	1,311,381
255	Greenhill & Co., Inc.	4,572
569	Hamilton Lane, Inc.	58,960
211	Hennessy Advisors, Inc.	2,292
1,585	Houlihan Lokey, Inc.	164,079
693	Interactive Brokers Group, Inc., Class A	55,038
3,163	Intercontinental Exchange, Inc.	432,604
9,972	Invesco, Ltd.	229,555
4,134	Janus Henderson Group plc	173,380
4,821	KKR & Co., Inc., Class A	359,165
2,997	Lazard, Ltd., Class A	130,759
1,927	LPL Financial Holdings, Inc.	308,493
337	MarketAxess Holdings, Inc.	138,598
1,075	Moelis & Co., Class A	67,198

See accompanying notes to the financial statements.

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Capital Markets, continued
1,496	Moody’s Corp.	$584,308
13,808	Morgan Stanley	1,355,393
806	Morningstar, Inc.	275,644
583	MSCI, Inc., Class A	357,198
2,070	Nasdaq, Inc.	434,721
2,692	Northern Trust Corp.	321,990
365	Oppenheimer Holdings, Class A	16,925
613	Piper Jaffray Cos., Inc.	109,427
394	PJT Partners, Inc.	29,191
1,113	Pzena Investment Management, Inc.	10,540
2,866	Raymond James Financial, Inc.	287,746
2,231	S&P Global, Inc.	1,052,876
3,335	SEI Investments Co.	203,235
660	Silvercrest Asset Management Group, Inc., Class A	11,332
4,353	State Street Corp.	404,829
2,748	Stifel Financial Corp.	193,514
597	StoneX Group, Inc.*	36,566
2,023	T. Rowe Price Group, Inc.	397,803
800	Tradeweb Markets, Inc., Class A	80,112
1,429	Virtu Financial, Inc., Class A	41,198
154	Virtus Investment Partners, Inc.	45,753
425	Westwood Holdings, Inc.	7,200
3,476	WisdomTree Investments, Inc.	21,273

		15,214,076

Chemicals (2.4%):
1,846	AdvanSix, Inc.	87,224
1,737	Air Products & Chemicals, Inc.	528,500
1,313	Albemarle Corp.	306,940
1,157	American Vanguard Corp.	18,963
1,489	Ashland Global Holdings, Inc.	160,306
2,333	Avient Corp.	130,531
7,753	Axalta Coating Systems, Ltd.*	256,779
838	Balchem Corp.	141,287
1,642	Cabot Corp.	92,280
2,236	Celanese Corp.	375,782
3,882	CF Industries Holdings, Inc.	274,768
328	Chase Corp.	32,656
4,033	Chemours Co. (The)	135,347
578	Core Molding Technologies, Inc.*	4,919
8,592	Corteva, Inc.	406,230
17,492	Dow, Inc.	992,146
5,587	DuPont de Nemours, Inc.	451,318
1,908	Eastman Chemical Co.	230,696
2,031	Ecolab, Inc.	476,452
1,630	Ecovyst, Inc.	16,691
7,787	Element Solutions, Inc.	189,068
1,912	Ferro Corp.*	41,739
2,273	FMC Corp.	249,780
3,222	Futurefuel Corp.	24,616
1,709	GCP Applied Technologies, Inc.*	54,107
1,438	H.B. Fuller Co.	116,478
5,566	Huntsman Corp.	194,142
962	Ingevity Corp.*	68,975
571	Innospec, Inc.	51,584
2,916	International Flavors & Fragrances, Inc.	439,295
1,498	Intrepid Potash, Inc.*	64,010
783	Koppers Holdings, Inc.*	24,508

Shares		Value
Common Stocks, continued
Chemicals, continued
646	Kraton Corp.*	$29,923
2,011	Kronos Worldwide, Inc.	30,185
3,813	Linde plc	1,320,938
2,160	Livent Corp.*	52,661
1,603	LSB Industries, Inc.*	17,713
9,096	LyondellBasell Industries NV, Class A	838,924
971	Minerals Technologies, Inc.	71,029
7,687	Mosaic Co. (The)	302,022
301	NewMarket Corp.	103,159
4,819	Olin Corp.	277,189
2,364	Orion Engineered Carbons SA*	43,403
3,040	PPG Industries, Inc.	524,218
3,631	Rayonier Advanced Materials, Inc.*	20,733
2,581	RPM International, Inc.	260,681
1,131	Scotts Miracle-Gro Co. (The)	182,091
1,042	Sensient Technologies Corp.	104,263
2,297	Sherwin Williams Co.	808,912
569	Stepan Co.	70,721
1,627	Trecora Resources*	13,146
1,070	Tredegar Corp.	12,647
1,279	Trinseo PLC*	67,096
4,906	Tronox Holdings plc, Class A	117,891
2,580	Valvoline, Inc.	96,208
4,276	Venator Materials plc*	10,861
2,150	Westlake Chemical Corp.	208,830

		12,223,561

Commercial Services & Supplies (0.9%):
1,913	ABM Industries, Inc.	78,146
2,927	ACCO Brands Corp.	24,177
11,570	ADT, Inc.	97,304
1,067	Brady Corp., Class A	57,511
844	Brink’s Co. (The)	55,341
1,028	Casella Waste Systems, Inc.*	87,812
2,003	CECO Environmental Corp.*	12,479
518	Cimpress plc*	37,094
843	Cintas Corp.	373,592
433	Civeo Corp.*	8,301
1,794	Clean Harbors, Inc.*	178,987
3,043	Copart, Inc.*	461,380
859	Deluxe Corp.	27,582
1,613	Ennis, Inc.	31,502
2,148	Healthcare Services Group, Inc.	38,213
1,042	Heritage-Crystal Clean, Inc.*	33,365
1,467	HNI Corp.	61,687
2,623	IAA, Inc.*	132,776
2,041	Interface, Inc.	32,554
5,118	KAR Auction Services, Inc.*	79,943
2,829	Kimball International, Inc., Class B	28,941
919	Matthews International Corp., Class A	33,700
730	McGrath Rentcorp	58,590
1,866	MillerKnoll, Inc.	73,128
763	MSA Safety, Inc.	115,182
1,552	NL Industries, Inc.	11,485
4,238	Pitney Bowes, Inc.	28,098
2,606	Quad Graphics, Inc.*	10,424
4,992	Republic Services, Inc., Class A	696,134
5,020	Rollins, Inc.	171,734

See accompanying notes to the financial statements.

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,114	RR Donnelley & Sons Co.*	$23,804
503	SP Plus Corp.*	14,195
2,563	Steelcase, Inc., Class A	30,038
2,286	Stericycle, Inc.*	136,337
1,534	Team, Inc.*	1,672
1,039	Tetra Tech, Inc.	176,422
542	UniFirst Corp.	114,037
1,141	US Ecology, Inc.*	36,444
1,003	Viad Corp.*	42,918
1,763	Vidler Water Resouces, Inc.*	21,297
824	Vse Corp.	50,215
5,622	Waste Management, Inc.	938,312

		4,722,853

Communications Equipment (0.9%):
1,069	ADTRAN, Inc.	24,405
752	Applied Optoelectronics, Inc.*	3,865
2,864	Arista Networks, Inc.*	411,700
1,829	CalAmp Corp.*	12,913
644	Calix, Inc.*	51,501
2,888	Ciena Corp.*	222,289
38,576	Cisco Systems, Inc.	2,444,561
6,102	CommScope Holding Co., Inc.*	67,366
316	Communications Systems, Inc.	758
756	Comtech Telecommunications Corp.	17,910
1,262	Digi International, Inc.*	31,007
1,548	EchoStar Corp., Class A*	40,790
1,189	EMCORE Corp.*	8,299
868	F5, Inc.*	212,408
2,194	Harmonic, Inc.*	25,802
2,944	Infinera Corp.*	28,233
441	InterDigital, Inc.	31,589
5,828	Juniper Networks, Inc.	208,118
909	KVH Industries, Inc.*	8,354
1,533	Lumentum Holdings, Inc.*	162,145
1,630	Motorola Solutions, Inc.	442,871
1,010	NETGEAR, Inc.*	29,502
1,838	NetScout Systems, Inc.*	60,801
3,679	Ribbon Communications, Inc.*	22,258
181	Ubiquiti, Inc.	55,513
2,004	ViaSat, Inc.*	89,258
4,098	Viavi Solutions, Inc.*	72,207

		4,786,423

Construction & Engineering (0.4%):
3,257	AECOM*	251,929
673	Ameresco, Inc., Class A*	54,809
1,062	Arcosa, Inc.	55,967
455	Argan, Inc.	17,604
1,049	Comfort Systems USA, Inc.	103,788
1,213	Construction Partners, Inc., Class A*	35,674
710	Dycom Industries, Inc.*	66,570
1,291	EMCOR Group, Inc.	164,460
2,848	Fluor Corp.*	70,545
1,277	Granite Construction, Inc.	49,420
2,266	Great Lakes Dredge & Dock Co.*	35,621
656	IES Holdings, Inc.*	33,220
1,326	Jacobs Engineering Group, Inc.	184,619

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
2,313	MasTec, Inc.*	$213,444
1,750	Matrix Service Co.*	13,160
487	MYR Group, Inc.*	53,838
346	NV5 Global, Inc.*	47,789
2,101	Orion Group Holdings, Inc.*	7,921
2,465	Primoris Services Corp.	59,111
1,798	Quanta Services, Inc.	206,159
1,648	Tutor Perini Corp.*	20,386
568	Valmont Industries, Inc.	142,284
4,673	WillScot Mobile Mini Holdings Corp.*	190,845

		2,079,163

Construction Materials (0.2%):
961	Eagle Materials, Inc., Class A	159,968
754	Martin Marietta Materials, Inc.	332,152
3,273	Summit Materials, Inc., Class A*	131,378
131	U.S. Lime & Minerals, Inc.	16,902
1,485	Vulcan Materials Co.	308,256

		948,656

Consumer Finance (1.2%):
6,825	Ally Financial, Inc.	324,938
7,809	American Express Co.	1,277,552
6,833	Capital One Financial Corp.	991,400
1,912	Consumer Portfolio Services, Inc.*	22,657
490	Credit Acceptance Corp.*	336,963
6,539	Discover Financial Services	755,647
950	Encore Capital Group, Inc.*	59,004
1,657	Enova International, Inc.*	67,871
3,948	EZCORP, Inc., Class A*	29,097
1,170	FirstCash Holdings, Inc.	87,528
1,425	Green Dot Corp., Class A*	51,642
5,431	LendingClub Corp.*	131,322
5,938	Navient Corp.	126,004
543	Nelnet, Inc., Class A	53,040
750	Nicholas Financial, Inc.*	8,843
4,313	OneMain Holdings, Inc.	215,823
1,392	PRA Group, Inc.*	69,892
2,187	PROG Holdings, Inc.*	98,656
568	Regional Mgmt Corp.	32,637
7,521	Santander Consumer USA Holdings, Inc.	316,032
10,574	SLM Corp.	207,991
12,153	Synchrony Financial	563,778
237	World Acceptance Corp.*	58,167

		5,886,484

Containers & Packaging (0.7%):
21,700	Amcor plc	260,617
1,523	AptarGroup, Inc.	186,537
1,735	Avery Dennison Corp.	375,749
3,835	Ball Corp.	369,195
4,390	Berry Global Group, Inc.*	323,894
3,087	Crown Holdings, Inc.	341,484
11,400	Graphic Packaging Holding Co.	222,300
930	Greif, Inc., Class A	56,144
710	Greif, Inc., Class B	42,444
5,221	International Paper Co.	245,283
1,253	Myers Industries, Inc.	25,072
5,063	O-I Glass, Inc.*	60,908

See accompanying notes to the financial statements.

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Containers & Packaging, continued
1,879	Packaging Corp. of America	$255,826
2,082	Sealed Air Corp.	140,473
3,830	Silgan Holdings, Inc.	164,077
2,780	Sonoco Products Co.	160,934
538	UFP Technologies, Inc.*	37,800
5,344	Westrock Co.	237,060

		3,505,797

Distributors (0.1%):
1,267	Funko, Inc., Class A*	23,820
1,853	Genuine Parts Co.	259,790
3,391	LKQ Corp.	203,562
472	Pool Corp.	267,152
811	Weyco Group, Inc.	19,415

		773,739

Diversified Consumer Services (0.3%):
1,249	Adtalem Global Education, Inc.*	36,921
541	American Public Education, Inc.*	12,037
1,282	Bright Horizons Family Solutions, Inc.*	161,378
418	Carriage Services, Inc.	26,936
1,372	Chegg, Inc.*	42,120
1,826	Frontdoor, Inc.*	66,923
112	Graham Holdings Co., Class B	70,541
1,296	Grand Canyon Education, Inc.*	111,080
3,465	H&R Block, Inc.	81,635
8,803	Houghton Mifflin Harcourt Co.*	141,728
3,406	Laureate Education, Inc.	41,689
2,522	Perdoceo Education Corp.*	29,659
1,309	Regis Corp.*	2,278
3,783	Service Corp. International	268,555
825	Strategic Education, Inc.	47,718
1,002	Stride, Inc.*	33,397
3,452	Terminix Global Holdings, Inc.*	156,134
1,696	Universal Technical Institute, Inc.*	13,263
1,419	WW International, Inc.*	22,889

		1,366,881

Diversified Financial Services (1.0%):
13,725	Berkshire Hathaway, Inc., Class B*	4,103,775
2,704	Cannae Holdings, Inc.*	95,046
9,685	Equitable Holdings, Inc.	317,571
5,286	Jefferies Financial Group, Inc.	205,097
827	Marlin Business Services, Inc.	19,252
2,777	Voya Financial, Inc.	184,143

		4,924,884

Diversified Telecommunication (0.0%†):
143	Telesat Corp.*	4,100

Diversified Telecommunication Services (1.1%):
398	Anterix, Inc.*	23,386
75,599	AT&T, Inc.	1,859,735
461	ATN International, Inc.	18,417
857	Cogent Communications Holdings, Inc.	62,715
4,558	Consolidated Communications Holdings, Inc.*	34,094
1,080	IDT Corp.*	47,693
3,009	Iridium Communications, Inc.*	124,242
26,553	Lumen Technologies, Inc.	333,240
63,605	Verizon Communications, Inc.	3,304,916

		5,808,438

Shares		Value
Common Stocks, continued
Electric Utilities (1.2%):
925	ALLETE, Inc.	$61,374
2,285	Alliant Energy Corp.	140,459
4,294	American Electric Power Co., Inc.	382,037
1,163	Avangrid, Inc.	58,010
5,521	Duke Energy Corp.	579,153
3,306	Edison International	225,634
2,041	Entergy Corp.	229,919
2,102	Evergy, Inc.	144,218
3,330	Eversource Energy	302,963
7,030	Exelon Corp.	406,053
5,033	FirstEnergy Corp.	209,322
1,272	Genie Energy, Ltd., Class B*	7,085
2,581	Hawaiian Electric Industries, Inc.	107,111
1,176	IDACORP, Inc.	133,253
734	MGE Energy, Inc.	60,372
13,851	NextEra Energy, Inc.	1,293,129
3,897	OGE Energy Corp.	149,567
737	Otter Tail Corp.	52,637
16,446	PG&E Corp.*	199,654
1,787	Pinnacle West Capital Corp.	126,144
2,755	PNM Resources, Inc.	125,656
2,036	Portland General Electric Co.	107,745
7,492	PPL Corp.	225,210
7,460	Southern Co. (The)	511,607
5,193	Xcel Energy, Inc.	351,566

		6,189,878

Electrical Equipment (0.8%):
888	Acuity Brands, Inc.	188,007
424	Allied Motion Technologies, Inc.	15,472
2,727	AMETEK, Inc.	400,978
1,155	Atkore, Inc.*	128,425
394	AZZ, Inc.	21,784
2,912	Eaton Corp. plc	503,252
5,507	Emerson Electric Co.	511,986
823	Encore Wire Corp.	117,771
1,180	EnerSys	93,291
736	Generac Holdings, Inc.*	259,013
5,506	GrafTech International, Ltd.	65,136
1,280	Hubbell, Inc.	266,586
1,831	LSI Industries, Inc.	12,561
3,947	nVent Electric plc	149,986
5,002	Plug Power, Inc.*	141,207
606	Powell Industries, Inc.	17,871
400	Preformed Line Products Co.	25,880
1,374	Regal-Beloit Corp.	233,827
1,364	Rockwell Automation, Inc.	475,831
3,842	Sensata Technologies Holding plc*	237,013
4,144	Sunrun, Inc.*	142,139
1,298	Thermon Group Holdings, Inc.*	21,975
742	Tpi Composites, Inc.*	11,100
348	Vicor Corp.*	44,189

		4,085,280

Electronic Equipment, Instruments & Components (1.3%):
4,881	Amphenol Corp., Class A	426,892
2,582	Arlo Technologies, Inc.*	27,085
1,826	Arrow Electronics, Inc.*	245,177

See accompanying notes to the financial statements.

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,249	Avnet, Inc.	$92,726
724	Badger Meter, Inc.	77,150
550	Bel Fuse, Inc., Class B	7,112
1,417	Belden, Inc.	93,140
1,054	Benchmark Electronics, Inc.	28,563
1,649	CDW Corp.	337,682
2,100	Cognex Corp.	163,296
687	Coherent, Inc.*	183,113
11,578	Corning, Inc.	431,049
1,576	CTS Corp.	57,871
2,838	Daktronics, Inc.*	14,332
1,561	Dolby Laboratories, Inc., Class A	148,639
784	ePlus, Inc.*	42,242
839	Fabrinet*	99,396
392	FARO Technologies, Inc.*	27,448
15,072	Flex, Ltd.*	276,270
640	Frequency Electronics, Inc.*	6,310
1,346	II-VI, Inc.*	91,972
1,048	Insight Enterprises, Inc.*	111,717
959	IPG Photonics Corp.*	165,082
1,060	Itron, Inc.*	72,631
4,868	Jabil, Inc.	342,464
2,563	Keysight Technologies, Inc.*	529,285
1,603	Kimball Electronics, Inc.*	34,881
2,737	Knowles Corp.*	63,909
546	Littlelfuse, Inc.	171,815
790	Methode Electronics, Inc., Class A	38,844
2,559	National Instruments Corp.	111,752
702	Novanta, Inc.*	123,784
594	OSI Systems, Inc.*	55,361
621	PC Connection, Inc.	26,784
800	Plexus Corp.*	76,712
438	Rogers Corp.*	119,574
1,757	Sanmina Corp.*	72,845
738	ScanSource, Inc.*	25,889
1,795	SYNNEX Corp.	205,276
2,600	TE Connectivity, Ltd.	419,484
542	Teledyne Technologies, Inc.*	236,794
2,694	Trimble, Inc.*	234,890
3,068	TTM Technologies, Inc.*	45,713
3,363	Vishay Intertechnology, Inc.	73,549
2,080	Vontier Corp.	63,918
630	Zebra Technologies Corp., Class A*	374,976

		6,675,394

Energy Equipment & Services (0.4%):
4,779	Archrock, Inc.	35,747
10,629	Baker Hughes Co.	255,734
519	Bristow Group, Inc.*	16,437
5,397	ChampionX Corp.*	109,073
711	Core Laboratories NV	15,862
562	DMC Global, Inc.*	22,261
1,028	Dril-Quip, Inc.*	20,231
2,010	Exterran Corp.*	5,990
306	Forum Energy Technologies, Inc.*	4,911
1,095	Frank’s International NV*	15,713
760	Geospace Technologies Corp.*	5,107
1,086	Gulf Island Fabrication, Inc.*	4,355

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
11,703	Halliburton Co.	$267,648
4,336	Helix Energy Solutions Group, Inc.*	13,528
2,727	Helmerich & Payne, Inc.	64,630
2,181	Liberty Oilfield Services, Inc., Class A*	21,156
1,436	Mammoth Energy Services, Inc.*	2,614
359	Nabors Industries, Ltd.*	29,111
935	Natural Gas Services Group*	9,790
4,799	Newpark Resources, Inc.*	14,109
8,513	NexTier Oilfield Solutions, Inc.*	30,221
8,395	NOV, Inc.	113,752
4,818	Oceaneering International, Inc.*	54,492
3,066	Oil States International, Inc.*	15,238
6,531	Patterson-UTI Energy, Inc.	55,187
2,684	Propetro Holding Corp.*	21,740
4,475	RPC, Inc.*	20,317
15,357	Schlumberger, Ltd.	459,942
493	SEACOR Marine Holdings, Inc.*	1,676
3,974	Select Energy Services, Inc.*	24,758
13,590	TechnipFMC plc	80,453
4,086	TETRA Technologies, Inc.*	11,604
2,510	Tidewater, Inc.*	26,882
14,584	Transocean, Ltd.*^	40,252
4,546	U.S. Silica Holdings, Inc.*	42,732

		1,933,253

Entertainment (1.1%):
5,649	Activision Blizzard, Inc.	375,828
2,561	Cinemark Holdings, Inc.*^	41,283
2,791	Electronic Arts, Inc.	368,133
1,045	Imax Corp.*	18,643
247	Liberty Media Corp.-Liberty Braves, Class A*	7,101
527	Liberty Media Corp.-Liberty Braves, Class C*	14,809
619	Liberty Media Corp-Liberty Formula One, Class A*	36,731
4,474	Liberty Media Corp-Liberty Formula One, Class C*	282,936
2,111	Lions Gate Entertainment Corp., Class A*	35,127
2,411	Lions Gate Entertainment Corp., Class B*	37,105
2,071	Live Nation Entertainment, Inc.*	247,878
894	Madison Square Garden Entertainment Corp.*	62,884
1,459	Marcus Corp.*	26,058
3,160	Netflix, Inc.*	1,903,710
1,419	Reading International, Inc., Class A*	5,733
598	ROBLOX Corp.*	61,690
454	Roku, Inc.*	103,603
532	Spotify Technology SA*	124,504
1,270	Take-Two Interactive Software, Inc.*	225,704
9,527	Walt Disney Co. (The)*	1,475,637
1,420	Warner Music Group Corp.	61,315
1,208	World Wrestling Entertainment, Inc., Class A	59,603
24,922	Zynga, Inc.*	159,501

		5,735,516

Food & Staples Retailing (1.4%):
1,374	Albertsons Cos., Inc., Class A	41,481
3,262	BJ’s Wholesale Club Holdings, Inc.*	218,456
998	Casey’s General Stores, Inc.	196,955
3,697	Costco Wholesale Corp.	2,098,787
613	Ingles Markets, Inc., Class A	52,926
15,716	Kroger Co. (The)	711,306

See accompanying notes to the financial statements.

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
1,720	Natural Grocers by Vitamin Cottage, Inc.	$24,510
3,849	Performance Food Group Co.*	176,631
678	PriceSmart, Inc.	49,609
1,864	Rite Aid Corp.*	27,382
1,048	SpartanNash Co.	26,997
4,494	Sprouts Farmers Market, Inc.*	133,382
6,150	Sysco Corp.	483,083
1,610	The Andersons, Inc.	62,323
1,143	The Chefs’ Warehouse, Inc.*	38,062
1,907	United Natural Foods, Inc.*	93,596
5,735	US Foods Holding Corp.*	199,750
738	Village Super Market, Inc., Class A	17,262
10,238	Walgreens Boots Alliance, Inc.	534,014
13,622	Walmart, Inc.	1,970,967
857	Weis Markets, Inc.	56,459

		7,213,938

Food Products (1.4%):
6,537	Archer-Daniels-Midland Co.	441,836
2,035	B&G Foods, Inc.^	62,535
4,205	Bunge, Ltd.	392,579
270	Calavo Growers, Inc.	11,448
1,477	Cal-Maine Foods, Inc.	54,634
5,711	Campbell Soup Co.	248,200
5,882	Conagra Brands, Inc.	200,870
3,472	Darling Ingredients, Inc.*	240,575
1,004	Farmer Brothers Co.*	7,480
5,664	Flowers Foods, Inc.	155,590
1,375	Fresh Del Monte Produce, Inc.	37,950
640	Freshpet, Inc.*	60,973
9,939	General Mills, Inc.	669,690
2,709	Hain Celestial Group, Inc. (The)*	115,430
1,995	Hershey Co. (The)	385,973
4,488	Hormel Foods Corp.	219,059
3,521	Hostess Brands, Inc.*	71,899
1,610	Ingredion, Inc.	155,590
376	J & J Snack Foods Corp.	59,393
1,263	JM Smucker Co. (The)	171,541
300	John B Sanfilippo And Son, Inc.	27,048
6,773	Kellogg Co.	436,317
10,751	Kraft Heinz Co. (The)	385,961
2,371	Lamb Weston Holdings, Inc.	150,274
736	Lancaster Colony Corp.	121,882
1,028	Landec Corp.*	11,411
2,911	McCormick & Co.	281,232
778	McCormick & Co., Inc.	74,213
9,925	Mondelez International, Inc., Class A	658,127
4,222	Pilgrim’s Pride Corp.*	119,060
1,836	Post Holdings, Inc.*	206,972
587	Sanderson Farms, Inc.	112,164
29	Seaboard Corp.	114,115
266	Seneca Foods Corp., Class A*	12,755
2,245	Simply Good Foods Co. (The)*	93,325
874	Tootsie Roll Industries, Inc.	31,665
1,535	TreeHouse Foods, Inc.*	62,214
3,990	Tyson Foods, Inc., Class A	347,768

		7,009,748

Shares		Value
Common Stocks, continued
Gas Utilities (0.2%):
2,386	Atmos Energy Corp.	$249,981
273	Chesapeake Utilities Corp.	39,806
2,171	National Fuel Gas Co.	138,814
2,685	New Jersey Resources Corp.	110,246
620	Northwest Natural Holding Co.	30,244
1,069	ONE Gas, Inc.	82,944
232	RGC Resources, Inc.	5,338
1,202	South Jersey Industries, Inc.	31,396
1,143	Southwest Gas Holdings, Inc.	80,067
912	Spire, Inc.	59,481
4,064	UGI Corp.	186,578

		1,014,895

Health Care Equipment & Supplies (2.5%):
13,923	Abbott Laboratories	1,959,523
389	ABIOMED, Inc.*	139,717
2,269	Accuray, Inc.*	10,823
410	Align Technology, Inc.*	269,444
912	AngioDynamics, Inc.*	25,153
955	Anika Therapeutics, Inc.*	34,218
707	AtriCure, Inc.*	49,158
36	Atrion Corp.	25,376
991	Avanos Medical, Inc.*	34,358
744	Axonics, Inc.*	41,664
5,989	Baxter International, Inc.	514,096
1,924	Becton Dickinson & Co.	483,848
7,829	Boston Scientific Corp.*	332,576
629	CONMED Corp.	89,167
507	Cooper Cos., Inc. (The)	212,403
1,619	CryoLife, Inc.*	32,947
4,766	Danaher Corp.	1,568,062
3,528	Dentsply Sirona, Inc.	196,827
403	DexCom, Inc.*	216,391
3,086	Edwards Lifesciences Corp.*	399,791
2,838	Envista Holdings Corp.*	127,880
1,691	Globus Medical, Inc.*	122,090
1,463	Haemonetics Corp.*	77,598
149	Heska Corp.*	27,191
5,513	Hologic, Inc.*	422,075
473	ICU Medical, Inc.*	112,262
824	IDEXX Laboratories, Inc.*	542,571
516	Inari Medical, Inc.*	47,095
433	Inogen, Inc.*	14,722
334	Insulet Corp.*	88,867
940	Integer Holdings Corp.*	80,455
1,679	Integra LifeSciences Holdings Corp.*	112,476
1,614	Intuitive Surgical, Inc.*	579,910
2,327	Invacare Corp.*	6,329
1,705	Lantheus Holdings, Inc.*	49,257
809	LeMaitre Vascular, Inc.	40,636
725	LENSAR, Inc.*	4,321
1,168	LivaNova plc*	102,118
509	Masimo Corp.*	149,025
6,947	Medtronic plc	718,667
1,464	Meridian Bioscience, Inc.*	29,866
1,136	Merit Medical Systems, Inc.*	70,773
982	Natus Medical, Inc.*	23,303
1,608	Neogen Corp.*	73,019

See accompanying notes to the financial statements.

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
598	Novocure, Ltd.*	$44,898
1,066	NuVasive, Inc.*	55,944
2,205	OraSure Technologies, Inc.*	19,161
566	Orthofix Medical, Inc.*	17,597
466	Penumbra, Inc.*	133,891
1,007	Quidel Corp.*	135,935
1,401	ResMed, Inc.	364,933
624	SeaSpine Holdings Corp.*	8,499
176	Shockwave Medical, Inc.*	31,386
1,032	Steris plc	251,199
1,764	Stryker Corp.	471,729
3,310	Surgalign Holdings, Inc.*	2,371
406	Tandem Diabetes Care, Inc.*	61,111
531	Teleflex, Inc.	174,423
227	Utah Medical Products, Inc.	22,700
1,100	Varex Imaging Corp.*	34,705
684	West Pharmaceutical Services, Inc.	320,803
2,179	Zimmer Biomet Holdings, Inc.	276,820

		12,686,153

Health Care Providers & Services (2.8%):
2,656	Acadia Healthcare Co., Inc.*	161,219
343	Addus HomeCare Corp.*	32,074
757	Amedisys, Inc.*	122,543
2,183	AmerisourceBergen Corp.	290,099
1,394	AMN Healthcare Services, Inc.*	170,528
1,844	Anthem, Inc.	854,768
1,245	Apollo Medical Holdings, Inc.*	91,483
9,264	Brookdale Senior Living, Inc.*	47,802
7,153	Cardinal Health, Inc.	368,308
4,279	Centene Corp.*	352,590
394	Chemed Corp.	208,442
3,568	Cigna Corp.	819,320
5,028	Community Health Systems, Inc.*	66,923
318	CorVel Corp.*	66,144
3,891	Covetrus, Inc.*	77,703
1,177	Cross Country Healthcare, Inc.*	32,673
14,231	CVS Health Corp.	1,468,070
3,006	DaVita, Inc.*	341,962
3,099	Encompass Health Corp.	202,241
1,585	Ensign Group, Inc. (The)	133,077
78	Five Star Senior Living, Inc.*	230
958	Guardant Health, Inc.*	95,819
609	Hanger, Inc.*	11,041
1,772	HCA Healthcare, Inc.	455,262
786	HealthEquity, Inc.*	34,773
2,772	Henry Schein, Inc.*	214,913
975	Humana, Inc.	452,263
1,529	InfuSystems Holdings, Inc.*	26,039
1,433	Laboratory Corp. of America Holdings*	450,263
742	LHC Group, Inc.*	101,825
1,171	Magellan Health, Inc.*	111,233
1,512	McKesson Corp.	375,838
1,710	MEDNAX, Inc.*	46,529
564	ModivCare, Inc.*	83,636
835	Molina Healthcare, Inc.*	265,597
575	National Healthcare Corp.	39,065
819	National Research Corp.	34,005

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
2,228	Option Care Health, Inc.*	$63,364
2,072	Owens & Minor, Inc.	90,132
3,095	Patterson Cos., Inc.	90,838
629	Petiq, Inc.*	14,285
2,269	Premier, Inc., Class A	93,415
861	Progyny, Inc.*	43,351
2,561	Quest Diagnostics, Inc.	443,079
5,426	R1 RCM, Inc.*	138,309
1,355	RadNet, Inc.*	40,799
2,778	Select Medical Holdings Corp.	81,673
585	Surgery Partners, Inc.*	31,245
2,695	Tenet Healthcare Corp.*	220,154
792	The Pennant Group, Inc.*	18,279
1,303	Triple-S Management Corp., Class B*	46,491
207	U.S. Physical Therapy, Inc.	19,779
7,399	UnitedHealth Group, Inc.	3,715,334
1,705	Universal Health Services, Inc., Class B	221,070

		14,077,897

Health Care Technology (0.2%):
4,097	Allscripts Healthcare Solutions, Inc.*	75,590
5,194	Cerner Corp.	482,367
4,924	Change Healthcare, Inc.*	105,275
339	Computer Programs & Systems, Inc.*	9,933
1,873	Evolent Health, Inc., Class A*	51,826
1,357	HealthStream, Inc.*	35,770
1,430	NextGen Healthcare, Inc.*	25,440
574	Omnicell, Inc.*	103,573
394	Simulations Plus, Inc.^	18,636
1,470	Teladoc Health, Inc.*	134,975
705	Veeva Systems, Inc., Class A*	180,113

		1,223,498

Hotels, Restaurants & Leisure (1.7%):
4,796	Aramark	176,733
6	Biglari Holdings, Inc., Class A*	4,170
67	Biglari Holdings, Inc., Class B*	9,552
492	BJ’s Restaurants, Inc.*	16,999
1,554	Bloomin’ Brands, Inc.*	32,603
491	Bluegreen Vacations Holding Corp.*	17,234
1,059	Boyd Gaming Corp.*	69,439
970	Brinker International, Inc.*	35,492
1,468	Caesars Entertainment, Inc.*	137,302
9,118	Carnival Corp., Class A*	183,454
2,943	Carrols Restaurant Group, Inc.	8,711
665	Cheesecake Factory, Inc. (The)*	26,035
207	Chipotle Mexican Grill, Inc.*	361,888
767	Choice Hotels International, Inc.	119,644
611	Churchill Downs, Inc.	147,190
429	Chuy’s Holdings, Inc.*	12,921
613	Cracker Barrel Old Country Store, Inc.	78,856
1,913	Darden Restaurants, Inc.	288,174
1,410	Dave & Buster’s Entertainment, Inc.*	54,144
2,144	Del Taco Restaurants, Inc.	26,693
1,239	Denny’s Corp.*	19,824
376	Domino’s Pizza, Inc.	212,188
1,288	El Pollo Loco Holdings, Inc.*	18,277
1,277	Fiesta Restaurant Group, Inc.*	14,060

See accompanying notes to the financial statements.

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,551	Hilton Grand Vacations, Inc.*	$80,823
2,611	Hilton Worldwide Holdings, Inc.*	407,290
1,051	Hyatt Hotels Corp., Class A*	100,791
3,762	International Game Technology plc	108,759
323	Jack in the Box, Inc.	28,256
2,311	Las Vegas Sands Corp.*	86,986
2,491	Marriott International, Inc., Class A*	411,613
844	Marriott Vacations Worldwide Corp.	142,619
5,177	McDonald’s Corp.	1,387,798
5,516	MGM Resorts International	247,558
341	Nathans Famous, Inc.	19,911
5,162	Norwegian Cruise Line Holdings, Ltd.*^	107,060
671	Papa John’s International, Inc.	89,558
2,176	Penn National Gaming, Inc.*	112,826
1,693	Planet Fitness, Inc., Class A*	153,352
3,664	Playa Hotels & Resorts NV*	29,239
763	Potbelly Corp.*	4,258
878	Red Robin Gourmet Burgers*	14,513
1,400	Red Rock Resorts, Inc.	77,014
2,911	Royal Caribbean Cruises, Ltd.*	223,856
748	Ruth’s Hospitality Group, Inc.*	14,885
1,893	Scientific Games Corp., Class A*	126,509
1,359	SeaWorld Entertainment, Inc.*	88,145
1,371	Six Flags Entertainment Corp.*	58,377
8,104	Starbucks Corp.	947,925
1,701	Texas Roadhouse, Inc., Class A	151,865
1,976	Travel + Leisure Co.	109,214
359	Vail Resorts, Inc.	117,716
6,284	Wendy’s Co. (The)	149,873
548	Wingstop, Inc.	94,694
1,326	Wyndham Hotels & Resorts, Inc.	118,876
1,374	Wynn Resorts, Ltd.*	116,845
2,639	Yum! Brands, Inc.	366,452

		8,367,039

Household Durables (1.0%):
1,784	Bath & Body Works, Inc.	124,505
906	Beazer Homes USA, Inc.*	21,037
183	Cavco Industries, Inc.*	58,130
858	Century Communities, Inc.	70,176
5,611	DR Horton, Inc.	608,513
730	Ethan Allen Interiors, Inc.	19,192
431	Flexsteel Industries, Inc.	11,577
2,269	Garmin, Ltd.	308,970
2,761	GoPro, Inc., Class A*	28,466
1,329	Green Brick Partners, Inc.*	40,309
484	Helen of Troy, Ltd.*	118,323
500	Hooker Furnishings Corp.	11,640
830	Installed Building Products, Inc.	115,968
596	iRobot Corp.*	39,264
2,155	KB Home	96,393
1,350	La-Z-Boy, Inc.	49,019
4,086	Leggett & Platt, Inc.	168,180
3,605	Lennar Corp., Class A	418,757
119	Lennar Corp., Class B	11,379
585	LGI Homes, Inc.*	90,371
1,017	Lifetime Brands, Inc.	16,241
1,880	M/I Homes, Inc.*	116,898

Shares		Value
Common Stocks, continued
Household Durables, continued
1,985	MDC Holdings, Inc.	$110,823
1,004	Meritage Homes Corp.*	122,548
1,361	Mohawk Industries, Inc.*	247,947
10,746	Newell Brands, Inc.	234,693
61	NVR, Inc.*	360,441
5,234	PulteGroup, Inc.	299,175
1,139	Skyline Champion Corp.*	89,958
1,307	Sonos, Inc.*	38,949
3,736	Taylor Morrison Home Corp., Class A*	130,611
3,449	Tempur Sealy International, Inc.	162,206
2,183	Toll Brothers, Inc.	158,027
935	TopBuild Corp.*	257,976
3,273	Tri Pointe Homes, Inc.*	91,284
905	Tupperware Brands Corp.*	13,837
320	Universal Electronics, Inc.*	13,040
1,418	Whirlpool Corp.	332,748

		5,207,571

Household Products (1.1%):
1,509	Central Garden & Pet Co., Class A*	72,206
3,272	Church & Dwight Co., Inc.	335,380
1,448	Clorox Co. (The)	252,473
7,616	Colgate-Palmolive Co.	649,950
1,114	Energizer Holdings, Inc.	44,671
3,022	Kimberly-Clark Corp.	431,904
333	Oil-Dri Corp of America	10,899
20,457	Procter & Gamble Co. (The)	3,346,356
1,828	Reynolds Consumer Products, Inc.	57,399
1,245	Spectrum Brands Holdings, Inc.	126,641
218	WD-40 Co.	53,332

		5,381,211

Independent Power and Renewable Electricity Producers (0.2%):
7,504	AES Corp. (The)	182,347
2,247	Atlantica Sustainable Infrastructure plc	80,353
2,755	Brookfield Renewable Corp., Class A	101,467
1,323	Clearway Energy, Inc., Class A	44,294
2,153	Clearway Energy, Inc., Class C	77,572
6,130	NRG Energy, Inc.	264,080
1,462	Ormat Technologies, Inc.^	115,937
1,658	Sunnova Energy International, Inc.*	46,291
10,410	Vistra Corp.	237,036

		1,149,377

Industrial Conglomerates (0.7%):
7,811	3M Co.	1,387,468
1,213	Carlisle Cos., Inc.	300,970
5,892	General Electric Co.	556,617
5,457	Honeywell International, Inc.	1,137,839
584	Roper Technologies, Inc.	287,246

		3,670,140

Insurance (2.7%):
7,012	Aflac, Inc.	409,431
275	Alleghany Corp.*	183,587
5,498	Allstate Corp. (The)	646,840
1,297	AMBAC Financial Group, Inc.*	20,817
3,511	American Equity Investment Life Holding Co.	136,648
2,196	American Financial Group, Inc.	301,555
6,164	American International Group, Inc.	350,485

See accompanying notes to the financial statements.

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance, continued
409	American National Group , Inc.	$77,236
745	Amerisafe, Inc.	40,103
2,089	Aon plc, Class A	627,870
4,926	Arch Capital Group, Ltd.*	218,961
560	Argo Group International Holdings, Ltd.	32,542
2,269	Arthur J. Gallagher & Co.	384,981
1,280	Assurant, Inc.	199,501
2,447	Assured Guaranty, Ltd.	122,839
2,905	Athene Holding, Ltd., Class A*	242,074
2,351	Axis Capital Holdings, Ltd.	128,059
2,603	Brighthouse Financial, Inc.*	134,835
3,292	Brown & Brown, Inc.	231,362
3,095	Chubb, Ltd.	598,294
2,130	Cincinnati Financial Corp.	242,671
2,176	Citizens, Inc.*	11,555
1,199	CNA Financial Corp.	52,852
2,354	Crawford & Co.	17,631
895	Crawford & Co., Class A	6,704
1,631	Donegal Group, Inc., Class A	23,307
800	eHealth, Inc.*	20,400
781	Employers Holdings, Inc.	32,318
447	Enstar Group, Ltd.*	110,673
887	Erie Indemnity Co., Class A	170,889
748	Everest Re Group, Ltd.	204,892
1,054	FedNat Holding Co.*	1,486
6,172	Fidelity National Financial, Inc.	322,055
3,103	First American Financial Corp.	242,748
14,957	Genworth Financial, Inc., Class A*	60,576
695	Global Indemnity Group LLC, Class A	17,465
2,157	Globe Life, Inc.	202,154
318	Goosehead Insurance, Inc.	41,365
2,383	Greenlight Capital Re, Ltd.*	18,683
1,469	Hallmark Financial Services, Inc.*	6,390
1,180	Hanover Insurance Group, Inc. (The)	154,651
4,507	Hartford Financial Services Group, Inc. (The)	311,163
397	HCI Group, Inc.	33,165
387	Heritage Insurance Holdings, Inc.	2,276
1,293	Horace Mann Educators Corp.	50,039
497	Independence Holding Co.	28,170
153	Investors Title Co.	30,164
868	James River Group Holdings	25,007
2,246	Kemper Corp.	132,042
381	Kinsale Capital Group, Inc.	90,636
2,749	Lincoln National Corp.	187,647
3,441	Loews Corp.	198,752
5,556	Maiden Holdings, Ltd.*	17,001
182	Markel Corp.*	224,588
4,661	Marsh & McLennan Cos., Inc.	810,175
1,688	Mercury General Corp.	89,565
5,123	MetLife, Inc.	320,136
162	National Western Life Group, Inc., Class A	34,739
8,176	Old Republic International Corp.	200,966
1,239	Primerica, Inc.	189,902
3,562	Principal Financial Group, Inc.	257,639
1,399	ProAssurance Corp.	35,395
4,548	Progressive Corp. (The)	466,852
3,969	Prudential Financial, Inc.	429,605

Shares		Value
Common Stocks, continued
Insurance, continued
1,379	Reinsurance Group of America, Inc.	$150,987
830	RenaissanceRe Holdings, Ltd.	140,544
1,252	RLI Corp.	140,349
321	Safety Insurance Group, Inc.	27,295
1,898	Selective Insurance Group, Inc.	155,522
5,145	SiriusPoint, Ltd.*	41,829
1,277	State Auto Financial Corp.	66,008
612	Stewart Information Services Corp.	48,795
1,767	Tiptree, Inc., Class A	24,438
4,789	Travelers Cos., Inc. (The)	749,143
728	United Fire Group, Inc.	16,882
2,794	United Insurance Holdings Co.	12,126
1,869	Universal Insurance Holdings, Inc.	31,773
5,839	Unum Group	143,464
85	White Mountains Insurance Group, Ltd.	86,181
1,569	Willis Towers Watson plc	372,622
2,531	WR Berkley Corp.	208,529

		13,631,596

Interactive Media & Services (4.2%):
2,397	Alphabet, Inc., Class A*	6,944,205
2,278	Alphabet, Inc., Class C*	6,591,598
2,370	Cargurus, Inc.*	79,727
1,955	Cars.com, Inc.*	31,456
2,881	DHI Group, Inc.*	17,977
2,717	Match Group, Inc.*	359,323
18,835	Meta Platforms, Inc., Class A*	6,335,152
2,021	Pinterest, Inc., Class A*	73,463
1,563	QuinStreet, Inc.*	28,431
2,381	Snap, Inc., Class A*	111,978
1,344	Travelzoo, Inc.*	12,661
2,514	TripAdvisor, Inc.*	68,532
2,857	TrueCar, Inc.*	9,714
6,686	Twitter, Inc.*	288,969
1,590	Yelp, Inc.*	57,622
664	Zedge, Inc., Class B*	5,644
642	Zillow Group, Inc., Class A*	39,945
1,617	Zillow Group, Inc., Class C*	103,245

		21,159,642

Internet & Direct Marketing Retail (3.0%):
893	1-800 Flowers.com, Inc., Class A*	20,869
3,893	Amazon.com, Inc.*	12,980,586
192	Booking Holdings, Inc.*	460,652
690	Chewy, Inc., Class A*^	40,689
7,298	eBay, Inc.	485,317
1,689	Etsy, Inc.*	369,790
757	Expedia Group, Inc.*	136,805
1,642	Lands’ End, Inc.*	32,232
1,736	Liquidity Services, Inc.*	38,331
588	PetMed Express, Inc.^	14,853
1,526	Quotient Technology, Inc.*	11,323
8,810	Qurate Retail, Inc., Class A	66,956
649	Revolve Group, Inc.*	36,370
764	Shutterstock, Inc.	84,712
838	Wayfair, Inc., Class A*^	159,195

		14,938,680

See accompanying notes to the financial statements.

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services (4.0%):
5,697	Accenture plc, Class A	$2,361,691
2,020	Akamai Technologies, Inc.*	236,421
1,974	Alliance Data Systems Corp.	131,409
2,873	Amdocs, Ltd.	215,015
4,891	Automatic Data Processing, Inc.	1,206,023
2,534	Black Knight, Inc.*	210,043
918	Block, Inc.*	148,266
252	BM Technologies, Inc.*^	2,321
1,706	Broadridge Financial Solutions, Inc.	311,891
687	Cass Information Systems, Inc.	27,013
6,097	Cognizant Technology Solutions Corp., Class A	540,926
1,091	Concentrix Corp.	194,874
6,347	Conduent, Inc.*	33,893
1,011	CSG Systems International, Inc.	58,254
6,526	DXC Technology Co.*	210,072
435	EPAM Systems, Inc.*	290,776
1,164	Euronet Worldwide, Inc.*	138,714
2,060	Evertec, Inc.	102,959
762	Exlservice Holdings, Inc.*	110,315
4,406	Fidelity National Information Services, Inc.	480,915
4,458	Fiserv, Inc.*	462,696
1,545	FleetCor Technologies, Inc.*	345,833
1,296	Gartner, Inc.*	433,279
5,428	Genpact, Ltd.	288,118
2,351	Global Payments, Inc.	317,808
3,037	GoDaddy, Inc., Class A*	257,720
1,357	Hackett Group, Inc. (The)	27,859
12,424	International Business Machines Corp.	1,660,592
1,582	Jack Henry & Associates, Inc.	264,178
2,484	Kyndryl Holdings, Inc.*	44,960
2,160	Limelight Networks, Inc.*	7,409
1,456	LiveRamp Holdings, Inc.*	69,815
8,053	Mastercard, Inc., Class A	2,893,604
1,540	MAXIMUS, Inc.	122,692
262	MongoDB, Inc.*	138,690
1,032	Okta, Inc.*	231,343
3,858	Paychex, Inc.	526,617
5,186	PayPal Holdings, Inc.*	977,976
728	Perficient, Inc.*	94,123
840	PFSweb, Inc.*	10,819
3,035	Servicesource International, Inc.*	3,005
1,655	SolarWinds Corp.	23,484
1,603	Switch, Inc., Class A	45,910
2,880	Teradata Corp.*	122,314
1,284	TTEC Holdings, Inc.	116,266
891	Twilio, Inc., Class A*	234,636
2,221	Unisys Corp.*	45,686
1,083	VeriSign, Inc.*	274,887
3,457	Verra Mobility Corp.*	53,342
14,011	Visa, Inc., Class A	3,036,324
6,143	Western Union Co. (The.)	109,591
975	WEX, Inc.*	136,880

		20,390,247

Leisure Products (0.3%):
1,798	Acushnet Holdings Corp.	95,438
895	American Outdoor Brands, Inc.*	17,837
2,521	Brunswick Corp.	253,940

Shares		Value
Common Stocks, continued
Leisure Products, continued
1,330	Callaway Golf Co.*	$36,495
658	Escalade, Inc.	10,390
1,625	Hasbro, Inc.	165,392
303	Johnson Outdoors, Inc., Class A	28,388
531	Malibu Boats, Inc.*	36,496
662	Marine Products Corp.	8,275
8,660	Mattel, Inc.*	186,710
995	Nautilus Group, Inc.*	6,099
909	Peloton Interactive, Inc., Class A*	32,506
1,582	Polaris, Inc.	173,878
1,410	Smith & Wesson Brands, Inc.	25,098
1,612	Vista Outdoor, Inc.*	74,265
1,824	YETI Holdings, Inc.*	151,082

		1,302,289

Life Sciences Tools & Services (1.1%):
237	10X Genomics, Inc., Class A*	35,303
1,835	Agilent Technologies, Inc.	292,958
7,162	Avantor, Inc.*	301,807
314	Bio-Rad Laboratories, Inc., Class A*	237,249
390	Bio-Techne Corp.	201,763
3,957	Bruker Corp.	332,032
534	Charles River Laboratories International, Inc.*	201,200
1,979	Harvard Bioscience, Inc.*	13,952
816	Illumina, Inc.*	310,439
1,517	IQVIA Holdings, Inc.*	428,006
765	Medpace Holdings, Inc.*	166,495
265	Mettler-Toledo International, Inc.*	449,761
1,400	Neogenomics, Inc.*	47,768
1,490	PerkinElmer, Inc.	299,579
2,322	Syneos Health, Inc.*	238,423
2,803	Thermo Fisher Scientific, Inc.	1,870,274
670	Waters Corp.*	249,642

		5,676,651

Machinery (2.6%):
2,107	AGCO Corp.	244,454
228	Alamo Group, Inc.	33,557
737	Albany International Corp., Class A	65,188
3,881	Allison Transmission Holdings, Inc.	141,074
1,335	Altra Industrial Motion Corp.	68,846
656	Astec Industries, Inc.	45,441
1,591	Barnes Group, Inc.	74,125
837	Blue Bird Corp.*	13,091
4,839	Caterpillar, Inc.	1,000,415
904	Chart Industries, Inc.*	144,179
468	CIRCOR International, Inc.*	12,720
3,170	Colfax Corp.*	145,725
653	Columbus McKinnon Corp.	30,208
707	Commercial Vehicle Group, Inc.*	5,698
1,452	Crane Co.	147,712
2,397	Cummins, Inc.	522,882
3,976	Deere & Co.	1,363,331
2,678	Donaldson Co., Inc.	158,698
471	Douglas Dynamics, Inc.	18,397
2,058	Dover Corp.	373,733
1,250	Enerpac Tool Group Corp.	25,350
453	EnPro Industries, Inc.	49,862

See accompanying notes to the financial statements.

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
372	ESCO Technologies, Inc.	$33,476
2,747	Evoqua Water Technologies Co.*	128,422
1,153	Federal Signal Corp.	49,971
3,181	Flowserve Corp.	97,339
3,638	Fortive Corp.	277,543
983	Franklin Electric Co., Inc.	92,953
889	Gencor Industries, Inc.*	10,250
606	Gorman-Rupp Co. (The)	26,997
3,738	Graco, Inc.	301,358
2,503	Harsco Corp.*	41,825
650	Helios Technologies, Inc.	68,361
2,088	Hillenbrand, Inc.	108,555
490	Hurco Cos, Inc.	14,553
896	Hyster-Yale Materials Handling, Inc., Class A	36,826
704	IDEX Corp.	166,369
2,868	Illinois Tool Works, Inc.	707,822
4,169	Ingersoll-Rand, Inc.	257,936
1,926	ITT, Inc.	196,818
757	John Bean Technologies Corp.	116,245
286	Kadant, Inc.	65,917
2,377	Kennametal, Inc.	85,358
787	L.B. Foster Co., Class A*	10,821
1,490	Lincoln Electric Holdings, Inc.	207,810
221	Lindsay Corp.	33,592
1,213	Manitex International, Inc.*	7,715
2,529	Manitowoc Co., Inc. (The)*	47,014
2,774	Meritor, Inc.*	68,740
1,184	Middleby Corp. (The)*	232,964
1,706	Mueller Industries, Inc.	101,268
4,883	Mueller Water Products, Inc., Class A	70,315
1,258	NN, Inc.*	5,158
656	Nordson Corp.	167,457
158	Omega Flex, Inc.	20,058
1,389	Oshkosh Corp.	156,554
3,878	Otis Worldwide Corp.	337,657
4,640	PACCAR, Inc.	409,526
1,980	Parker-Hannifin Corp.	629,878
1,058	Park-Ohio Holdings Corp.	22,398
3,448	Pentair plc	251,807
524	Proto Labs, Inc.*	26,907
660	RBC Bearings, Inc.*	133,300
3,787	REV Group, Inc.	53,586
612	Shyft Group, Inc. (The)	30,068
1,192	Snap-On, Inc.	256,733
1,232	SPX Corp.*	73,526
878	SPX FLOW, Inc.	75,929
340	Standex International Corp.	37,624
1,980	Stanley Black & Decker, Inc.	373,468
537	Tennant Co.	43,518
1,823	Terex Corp.	80,121
863	The Greenbrier Cos., Inc.	39,603
2,219	Timken Co.	153,755
3,046	Titan International, Inc.*	33,384
2,441	Toro Co. (The)	243,880
1,022	TriMas Corp.	37,814
3,242	Trinity Industries, Inc.	97,908
1,510	Wabash National Corp.	29,475

Shares		Value
Common Stocks, continued
Machinery, continued
2,471	Wabtec Corp.	$227,604
615	Watts Water Technologies, Inc., Class A	119,415
4,275	Welbilt, Inc.*	101,617
1,534	Woodward, Inc.	167,912
1,831	Xylem, Inc.	219,574

		13,007,033

Marine (0.1%):
3,979	Costamare, Inc.	50,334
239	Eagle Bulk Shipping, Inc.	10,875
147	Eneti, Inc.	1,138
1,300	Genco Shipping & Trading, Ltd.	20,800
1,654	Kirby Corp.*	98,281
1,541	Matson, Inc.	138,736

		320,164

Media (1.5%):
3,595	Altice USA, Inc., Class A*	58,167
1,413	AMC Networks, Inc., Class A*	48,664
133	Cable One, Inc.	234,539
1,688	Charter Communications, Inc., Class A*	1,100,525
48,635	Comcast Corp., Class A	2,447,800
2,952	comScore, Inc.*	9,860
367	DallasNews Corp.	2,639
4,810	Discovery Communications, Inc., Class C*	110,149
3,389	Discovery, Inc., Class A*	79,777
4,832	DISH Network Corp., Class A*	156,750
2,931	E.W. Scripps Co. (The), Class A*	56,715
8,164	Entercom Communications Corp.*	20,981
4,792	Entravision Communications Corp., Class A	32,490
4,335	Fox Corp., Class A	159,961
3,199	Fox Corp., Class B	109,630
7,573	Gannett Co, Inc.*	40,364
2,788	Gray Television, Inc.	56,206
8,756	Interpublic Group of Cos., Inc. (The)	327,912
864	John Wiley & Sons, Inc., Class A	49,481
192	John Wiley & Sons, Inc., Class B	10,959
334	Liberty Broadband Corp., Class A*	53,741
1,855	Liberty Broadband Corp., Class C*	298,841
1,489	Liberty Latin America, Ltd.*	17,362
5,752	Liberty Latin America, Ltd., Class C*	65,573
2,706	Liberty Media Corp.-Liberty SiriusXM, Class C*	137,600
1,327	Liberty Media Corp-Liberty SiriusXM, Class A*	67,478
789	Loyalty Ventures, Inc.*	23,725
131	Marchex, Inc., Class B*	325
3,726	National CineMedia, Inc.	10,470
3,530	New York Times Co. (The), Class A	170,499
7,458	News Corp., Class A	166,388
2,563	News Corp., Class B	57,667
1,496	Nexstar Media Group, Inc., Class A	225,866
5,061	Omnicom Group, Inc.	370,819
1,853	Scholastic Corp.	74,046
10,861	Sirius XM Holdings, Inc.^	68,967
474	TechTarget, Inc.*	45,343
7,839	Tegna, Inc.	145,492
445	ViacomCBS, Inc., Class A	14,850
7,704	ViacomCBS, Inc., Class B	232,507

		7,361,128

See accompanying notes to the financial statements.

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Metals & Mining (0.9%):
5,171	Alcoa Corp.	$308,088
4,528	Allegheny Technologies, Inc.*	72,131
799	Ampco-Pittsburgh Corp.*	3,995
3,002	Arconic Corp.*	99,096
1,138	Carpenter Technology Corp.	33,218
2,210	Century Aluminum Co.*	36,598
13,357	Cleveland-Cliffs, Inc.*	290,782
5,449	Coeur Mining, Inc.*	27,463
3,300	Commercial Metals Co.	119,757
702	Compass Minerals International, Inc.	35,858
7,323	Ferroglobe plc*	45,476
9,823	Ferroglobe Unit*(a)	—
841	Fortitude Gold Corp.	5,567
13,761	Freeport-McMoRan, Inc.	574,246
2,945	Gold Resource Corp.	4,594
943	Haynes International, Inc.	38,031
14,180	Hecla Mining Co.	74,020
151	Kaiser Aluminum Corp.	14,185
643	Materion Corp.	59,117
12,309	McEwen Mining, Inc.*	10,912
8,302	Newmont Corp.	514,890
6,998	Nucor Corp.	798,822
700	Olympic Steel, Inc.	16,450
1,439	Reliance Steel & Aluminum Co.	233,435
1,422	Royal Gold, Inc.	149,609
1,500	Ryerson Holding Corp.	39,075
1,365	Schnitzer Steel Industries, Inc., Class A	70,871
1,446	Southern Copper Corp.	89,233
6,814	Steel Dynamics, Inc.	422,945
3,673	SunCoke Energy, Inc.	24,205
760	Synalloy Corp.*	12,483
2,052	TimkenSteel Corp.*	33,858
7,629	United States Steel Corp.	181,646
548	Universal Stainless & Alloy Products, Inc.*	4,324
1,489	Warrior Met Coal, Inc.	38,282
1,135	Worthington Industries, Inc.	62,039

		4,545,301

Multiline Retail (0.7%):
1,406	Big Lots, Inc.	63,340
1,248	Dillard’s, Inc., Class A^	305,785
3,023	Dollar General Corp.	712,914
3,862	Dollar Tree, Inc.*	542,688
4,069	Kohl’s Corp.	200,968
10,647	Macy’s, Inc.	278,739
1,842	Nordstrom, Inc.*	41,666
1,737	Ollie’s Bargain Outlet Holdings, Inc.*	88,917
6,499	Target Corp.	1,504,129

		3,739,146

Multi-Utilities (0.6%):
2,267	Ameren Corp.	201,786
1,406	Avista Corp.	59,741
1,134	Black Hills Corp.	80,026
5,705	CenterPoint Energy, Inc.	159,226
2,837	CMS Energy Corp.	184,547
3,188	Consolidated Edison, Inc.	272,000
5,986	Dominion Energy, Inc.	470,260

Shares		Value
Common Stocks, continued
Multi-Utilities, continued
1,902	DTE Energy Co.	$227,365
5,409	MDU Resources Group, Inc.	166,814
6,003	NiSource, Inc.	165,743
993	NorthWestern Corp.	56,760
4,932	Public Service Enterprise Group, Inc.	329,112
2,268	Sempra Energy	300,011
305	Unitil Corp.	14,027
3,038	WEC Energy Group, Inc.	294,899

		2,982,317

Oil, Gas & Consumable Fuels (3.2%):
332	Adams Resources & Energy, Inc.	9,233
5,915	Antero Midstream Corp.	57,257
7,652	Antero Resources Corp.*	133,910
7,688	APA Corp.	206,730
432	Arch Resources, Inc.	39,450
1,988	Berry Corp.	16,739
990	California Resources Corp.	42,283
2,819	Callon Petroleum Co.*	133,198
6,243	Centennial Resource Development, Inc., Class A*	37,333
2,557	Cheniere Energy, Inc.	259,331
1,134	Chesapeake Energy Corp.	73,166
16,620	Chevron Corp.	1,950,357
1,149	Civitas Resources, Inc.	56,267
7,534	Clean Energy Fuel Corp.*	46,183
6,372	CNX Resources Corp.*	87,615
7,595	Comstock Resources, Inc.*	61,444
14,126	ConocoPhillips	1,019,615
1,846	CONSOL Energy, Inc.*	41,923
3,878	Continental Resources, Inc.	173,579
17,881	Coterra Energy, Inc.	339,739
2,225	CVR Energy, Inc.	37,402
2,204	Delek US Holdings, Inc.*	33,038
823	Denbury, Inc.*	63,034
23,604	Devon Energy Corp.	1,039,756
5,705	DHT Holdings, Inc.	29,609
2,202	Diamondback Energy, Inc.	237,486
58	Dorian LPG, Ltd.	736
1,125	DT Midstream, Inc.	53,977
11,550	Enlink Midstream LLC	79,580
6,280	EOG Resources, Inc.	557,852
7,807	EQT Corp.*	170,271
7,111	Equitrans Midstream Corp.	73,528
43,767	Exxon Mobil Corp.	2,678,103
1,014	Green Plains, Inc.*	35,247
5,293	Hess Corp.	391,841
4,760	HollyFrontier Corp.	156,033
1,180	International Seaways, Inc.	17,322
23,295	Kinder Morgan, Inc.	369,459
17,233	Kosmos Energy, Ltd.*	59,626
609	Laredo Petroleum, Inc.*	36,619
4,177	Magnolia Oil & Gas Corp., Class A	78,820
17,859	Marathon Oil Corp.	293,245
7,572	Marathon Petroleum Corp.	484,532
3,899	Matador Resources Co.	143,951
4,219	Murphy Oil Corp.	110,158
17,900	Occidental Petroleum Corp.	518,921
7,181	ONEOK, Inc.	421,956

See accompanying notes to the financial statements.

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
4,281	Ovintiv, Inc.	$144,270
2,936	PAR Pacific Holdings, Inc.*	48,415
3,458	PBF Energy, Inc., Class A*	44,850
3,014	PDC Energy, Inc.	147,023
4,173	Peabody Energy Corp.*	42,022
4,501	Phillips 66	326,142
1,401	PHX Minerals, Inc.	3,040
1,849	Pioneer Natural Resources Co.	336,296
6	PrimeEnergy Resources Corp.*	414
4,715	Range Resources Corp.*	84,068
787	Ranger Oil Corp.*	21,186
1,426	Renewable Energy Group, Inc.*	60,519
374	REX American Resources Corp.*	35,904
1,682	Scorpio Tankers, Inc.	21,546
3,507	SFL Corp., Ltd.	28,582
4,141	SM Energy Co.	122,077
24,131	Southwestern Energy Co.*	112,450
3,310	Talos Energy, Inc.*	32,438
5,703	Targa Resources Corp.	297,925
6,407	Teekay Shipping Corp.*	20,118
1,031	Teekay Tankers, Ltd., Class A*	11,238
141	Texas Pacific Land Corp.	176,091
4,537	Valero Energy Corp.	340,774
853	Whiting Petroleum Corp.*	55,172
14,709	Williams Cos., Inc.	383,022
1,790	World Fuel Services Corp.	47,381

		15,900,417

Paper & Forest Products (0.1%):
545	Clearwater Paper Corp.*	19,985
2,520	Glatfelter Corp.	43,344
3,240	Louisiana-Pacific Corp.	253,854
3,875	Mercer International, Inc.	46,461
617	Neenah, Inc.	28,555
2,344	Resolute Forest Products	35,793
665	Schweitzer-Mauduit International, Inc.	19,883
474	Sylvamo Corp.*	13,220
2,251	Verso Corp.	60,822

		521,917

Personal Products (0.2%):
12,350	Coty, Inc., Class A*	129,675
1,291	Edgewell Personal Care Co.	59,012
854	elf Beauty, Inc.*	28,361
1,689	Estee Lauder Co., Inc. (The), Class A	625,268
2,298	Herbalife Nutrition, Ltd.*	94,057
594	Inter Parfums, Inc.	63,498
186	Medifast, Inc.	38,954
1,236	Natures Sunshine Products, Inc.	22,866
1,116	Nu Skin Enterprises, Inc., Class A	56,637
340	United-Guardian, Inc.	5,576
645	Usana Health Sciences, Inc.*	65,274

		1,189,178

Pharmaceuticals (3.1%):
2,003	Amphastar Pharmaceuticals, Inc.*	46,650
900	ANI Pharmaceuticals, Inc.*	41,472
885	Assembly Biosciences, Inc.*	2,062
20,544	Bristol-Myers Squibb Co.	1,280,918

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
2,125	Catalent, Inc.*	$272,064
1,951	Corcept Therapeutics, Inc.*	38,630
1,468	Cumberland Pharmaceuticals, Inc.*	6,856
1,054	Cymabay Therapeutics, Inc.*	3,563
6,155	Elanco Animal Health, Inc.*	174,679
7,636	Eli Lilly & Co.	2,109,216
8,827	Endo International plc*	33,189
1,104	Harmony Biosciences Holdings, Inc.*	47,075
2,388	Horizon Therapeutics plc*	257,331
3,292	Innoviva, Inc.*	56,787
1,338	Intra-Cellular Therapies, Inc.*	70,031
1,466	Jazz Pharmaceuticals plc*	186,768
27,855	Johnson & Johnson	4,765,155
2,281	Lannett Co., Inc.*	3,695
22,984	Merck & Co., Inc.	1,761,494
3,567	Nektar Therapeutics*	48,190
4,552	Organon & Co.	138,608
1,317	Otonomy, Inc.*	2,739
3,223	Perrigo Co. plc	125,375
41,982	Pfizer, Inc.	2,479,037
793	Phibro Animal Health Corp., Class A	16,193
1,580	Prestige Consumer Healthcare, Inc.*	95,827
4,082	Royalty Pharma plc, Class A	162,668
1,789	Supernus Pharmaceuticals, Inc.*	52,167
923	Taro Pharmaceutical Industries, Ltd.*	46,252
14,776	Viatris, Inc.	199,919
4,336	Zoetis, Inc.	1,058,114
1,297	Zogenix, Inc.*	21,076

		15,603,800

Professional Services (1.0%):
1,184	ASGN, Inc.*	146,106
494	Barrett Business Services, Inc.	34,116
3,676	Booz Allen Hamilton Holding Corp.	311,688
549	CACI International, Inc., Class A*	147,796
1,617	CBIZ, Inc.*	63,257
2,143	Clarivate plc*	50,403
3,570	CoStar Group, Inc.*	282,137
456	CRA International, Inc.	42,572
1,531	Equifax, Inc.	448,262
1,104	Exponent, Inc.	128,870
825	Forrester Research, Inc.*	48,452
723	FTI Consulting, Inc.*	110,923
421	Heidrick & Struggles International, Inc.	18,410
466	Hill International, Inc.*	909
660	Huron Consulting Group, Inc.*	32,934
329	ICF International, Inc.	33,739
3,021	IHS Markit, Ltd.	401,551
514	Insperity, Inc.	60,709
3,410	KBR, Inc.	162,384
1,042	Kelly Services, Inc., Class A	17,474
577	Kforce, Inc.	43,402
1,558	Korn Ferry	117,987
2,557	Leidos Holdings, Inc.	227,317
1,391	ManpowerGroup, Inc.	135,386
840	ManTech International Corp., Class A	61,261
659	Mistras Group, Inc.*	4,896
11,810	Nielsen Holdings plc	242,223

See accompanying notes to the financial statements.

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Professional Services, continued
2,125	Resources Connection, Inc.	$37,910
3,000	Robert Half International, Inc.	334,560
1,873	Science Applications International Corp.	156,564
2,719	TransUnion	322,419
1,894	TriNet Group, Inc.*	180,423
1,029	Trueblue, Inc.*	28,473
1,755	Verisk Analytics, Inc.	401,421
633	Willdan Group, Inc.*	22,282

		4,859,216

Real Estate Management & Devel (0.0%†):
1,549	Douglas Elliman, Inc.*	17,814

Real Estate Management & Development (0.3%):
4,164	CBRE Group, Inc., Class A*	451,836
2,451	Cushman & Wakefield plc*	54,510
1,163	eXp World Holdings, Inc.	39,182
279	Forestar Group, Inc.*	6,068
232	FRP Holdings, Inc.*	13,410
1,280	Howard Hughes Corp. (The)*	130,278
323	Indus Realty Trust, Inc.	26,182
954	Jones Lang LaSalle, Inc.*	256,950
4,260	Kennedy-Wilson Holdings, Inc.	101,729
977	Marcus & Millichap, Inc.*	50,276
5,729	Newmark Group, Inc.	107,132
4,541	Opendoor Technologies, Inc.*	66,344
997	Rafael Holdings, Inc., Class B*	5,085
910	RE/MAX Holdings, Inc., Class A	27,746
3,814	Realogy Holdings Corp.*	64,113
681	Redfin Corp.*	26,144
1,447	Tejon Ranch Co.*	27,609
357	The RMR Group, Inc., Class A	12,381
1,857	The St Joe Co.	96,657

		1,563,632

Road & Rail (1.4%):
346	AMERCO, Inc.	251,276
757	ArcBest Corp.	90,726
1,730	Avis Budget Group, Inc.*	358,750
4,150	Canadian Pacific Railway, Ltd.	298,551
419	Covenant Logistics Group, Inc.*	11,074
20,522	CSX Corp.	771,627
1,925	Heartland Express, Inc.	32,379
1,793	J.B. Hunt Transport Services, Inc.	366,489
4,311	Knight-Swift Transportation Holdings, Inc.	262,712
896	Landstar System, Inc.	160,402
1,740	Lyft, Inc., Class A*	74,350
2,410	Marten Transport, Ltd.	41,356
2,245	Norfolk Southern Corp.	668,359
1,887	Old Dominion Freight Line, Inc.	676,263
800	P.A.M. Transportation SVCS*	56,808
1,902	Ryder System, Inc.	156,782
576	Saia, Inc.*	194,129
2,500	Schneider National, Inc., Class B	67,275
6,290	Uber Technologies, Inc.*	263,740
8,160	Union Pacific Corp.	2,055,749
586	Universal Logistics Holdings, Inc.	11,052
1,023	USA Truck, Inc.*	20,337

Shares		Value
Common Stocks, continued
Road & Rail, continued
2,378	Werner Enterprises, Inc.	$113,336
1,829	Yellow Corp.*	23,027

		7,026,549

Semiconductors & Semiconductor Equipment (6.0%):
870	Advanced Energy Industries, Inc.	79,222
9,116	Advanced Micro Devices, Inc.*	1,311,792
1,120	Alpha & Omega Semiconductor, Ltd.*	67,827
630	Ambarella, Inc.*	127,821
8,710	Amkor Technology, Inc.	215,921
5,357	Analog Devices, Inc.	941,600
7,890	Applied Materials, Inc.	1,241,570
608	Axcelis Technologies, Inc.*	45,333
1,701	AXT, Inc.*	14,986
1,411	Azenta, Inc.	145,488
4,534	Broadcom, Inc.	3,016,969
437	CEVA, Inc.*	18,896
1,136	Cirrus Logic, Inc.*	104,535
697	CMC Materials, Inc.	133,608
2,261	Cohu, Inc.*	86,122
1,027	Diodes, Inc.*	112,775
1,101	Enphase Energy, Inc.*	201,417
1,512	Entegris, Inc.	209,533
2,177	First Solar, Inc.*	189,747
1,662	FormFactor, Inc.*	75,987
1,314	GSI Technology, Inc.*	6,084
948	Ichor Holdings, Ltd.*	43,636
64,288	Intel Corp.	3,310,832
1,853	KLA Corp.	796,994
1,562	Kulicke & Soffa Industries, Inc.	94,563
1,575	Lam Research Corp.	1,132,661
2,049	Lattice Semiconductor Corp.*	157,896
876	MA-COM Technology Solutions Holdings, Inc.*	68,591
10,107	Marvell Technology, Inc.	884,261
1,132	MaxLinear, Inc., Class A*	85,342
4,383	Microchip Technology, Inc.	381,584
11,595	Micron Technology, Inc.	1,080,074
1,341	MKS Instruments, Inc.	233,562
334	Monolithic Power Systems, Inc.	164,772
1,500	Neophotonics Corp.*	23,055
150	NVE Corp.	10,245
16,996	NVIDIA Corp.	4,998,694
592	NXP Semiconductors NV	134,846
5,936	ON Semiconductor Corp.*	403,173
1,334	Onto Innovation, Inc.*	135,041
1,438	PDF Solutions, Inc.*	45,714
2,358	Photronics, Inc.*	44,448
1,116	Power Integrations, Inc.	103,665
1,567	Qorvo, Inc.*	245,063
13,444	Qualcomm, Inc.	2,458,504
2,888	Rambus, Inc.*	84,878
1,305	Semtech Corp.*	116,054
867	Silicon Laboratories, Inc.*	178,966
2,322	Skyworks Solutions, Inc.	360,235
1,151	SMART Global Holdings, Inc.*	81,710
371	SolarEdge Technologies, Inc.*	104,091
1,754	SunPower Corp.*^	36,606
834	Synaptics, Inc.*	241,451

See accompanying notes to the financial statements.

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
2,449	Teradyne, Inc.	$400,485
10,811	Texas Instruments, Inc.	2,037,549
1,251	Ultra Clean Holdings, Inc.*	71,757
885	Universal Display Corp.	146,052
1,442	Veeco Instruments, Inc.*	41,054
1,114	Wolfspeed, Inc.*	124,512
3,065	Xilinx, Inc.	649,872

		30,059,721

Software (7.4%):
3,453	ACI Worldwide, Inc.*	119,819
3,583	Adobe, Inc.*	2,031,776
695	Alarm.com Holding, Inc.*	58,943
583	Altair Engineering, Inc.*	45,078
591	Alteryx, Inc., Class A*	35,755
1,009	American Software, Inc., Class A	26,405
734	ANSYS, Inc.*	294,422
858	Asana, Inc.*	63,964
1,409	Aspen Technology, Inc.*	214,450
1,215	Atlassian Corp. plc, Class A*	463,267
2,154	Autodesk, Inc.*	605,683
813	Avalara, Inc.*	104,966
1,879	Avaya Holdings Corp.*	37,204
2,272	Aware, Inc.*	7,157
691	Bill.com Holdings, Inc.*	172,163
1,196	Blackbaud, Inc.*	94,460
3	Blackline, Inc.*	311
794	Bottomline Technologies, Inc.*	44,837
2,029	Box, Inc.*	53,139
2,111	Cadence Design Systems, Inc.*	393,385
2,601	CDK Global, Inc.	108,566
820	Cerence, Inc.*	62,845
1,198	Ceridian HCM Holding, Inc.*	125,143
1,606	Citrix Systems, Inc.	151,912
519	Cloudflare, Inc., Class A*	68,248
1,830	Cognyte Software, Ltd.*	28,676
505	CommVault Systems, Inc.*	34,805
491	Consensus Cloud Solutions, Inc.*	28,414
639	Coupa Software, Inc.*	100,994
487	Crowdstrike Holdings, Inc., Class A*	99,713
638	Datadog, Inc., Class A*	113,634
513	DocuSign, Inc.*	78,135
5,645	Dropbox, Inc., Class A*	138,528
1,822	Dynatrace, Inc.*	109,958
1,380	Ebix, Inc.	41,952
622	Elastic NV*	76,562
990	Envestnet, Inc.*	78,547
429	Everbridge, Inc.*	28,885
519	Fair Isaac Corp.*	225,075
337	Five9, Inc.*	46,277
2,322	Fortinet, Inc.*	834,527
485	Globant SA*	152,334
1,145	Guidewire Software, Inc.*	129,992
179	HubSpot, Inc.*	117,988
2,145	Intuit, Inc.	1,379,707
1,474	J2 Global, Inc.*	163,408
1,784	Mandiant, Inc.*	31,291
1,094	Manhattan Associates, Inc.*	170,106

Shares		Value
Common Stocks, continued
Software, continued
62,637	Microsoft Corp.	$21,066,076
1,654	N-Able, Inc.*	18,359
600	New Relic, Inc.*	65,976
5,406	NortonLifeLock, Inc.	140,448
3,699	Nuance Communications, Inc.*	204,629
3,580	Nutanix, Inc., Class A*	114,059
879	OneSpan, Inc.*	14,881
11,328	Oracle Corp.	987,915
7,336	Palantir Technologies, Inc., Class A*	133,589
332	Palo Alto Networks, Inc.*	184,844
513	Paycom Software, Inc.*	212,992
443	Paylocity Holding Corp.*	104,619
565	Pegasystems, Inc.	63,178
947	Progress Software Corp.	45,712
1,146	PTC, Inc.*	138,838
389	Q2 Holdings, Inc.*	30,902
894	Qualys, Inc.*	122,675
2,745	RealNetworks, Inc.*	2,690
371	RingCentral, Inc., Class A*	69,507
899	Sailpoint Technologies Holdings, Inc.*	43,458
5,162	salesforce.com, Inc.*	1,311,819
1,200	Sapiens International Corp. NV	41,340
512	ServiceNow, Inc.*	332,344
1,163	Smartsheet, Inc., Class A*	90,074
710	Splunk, Inc.*	82,161
347	SPS Commerce, Inc.*	49,395
3,224	SS&C Technologies Holdings, Inc.	264,303
2,279	Synchronoss Technologies, Inc.*	5,561
851	Synopsys, Inc.*	313,593
2,670	The Trade Desk, Inc., Class A*	244,679
328	Tyler Technologies, Inc.*	176,448
1,103	Varonis Systems, Inc.*	53,804
1,022	Verint Systems, Inc.*	53,665
1,567	VMware, Inc., Class A	181,584
2,930	Vonage Holdings Corp.*	60,915
758	Workday, Inc., Class A*	207,070
295	Workiva, Inc.*	38,495
7,046	Xperi Holding Corp.	133,240
645	Zendesk, Inc.*	67,267
185	Zoom Video Communications, Inc., Class A*	34,023
566	Zscaler, Inc.*	181,873

		37,282,406

Specialty Retail (2.7%):
1,093	Aaron’s Co., Inc. (The)	26,942
2,382	Abercrombie & Fitch Co., Class A*	82,965
1,111	Advance Auto Parts, Inc.	266,507
5,007	American Eagle Outfitters, Inc.	126,777
200	America’s Car Mart, Inc.*	20,480
793	Asbury Automotive Group, Inc.*	136,975
2,111	AutoNation, Inc.*	246,670
211	AutoZone, Inc.*	442,338
3,164	Barnes & Noble Education, Inc.*	21,547
3,437	Bed Bath & Beyond, Inc.*	50,111
4,898	Best Buy Co., Inc.	497,637
1,657	Big 5 Sporting Goods Corp.^	31,500
841	Boot Barn Holdings, Inc.*	103,485
583	Build-A-Bear Workshop, Inc.	11,380

See accompanying notes to the financial statements.

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Specialty Retail, continued
760	Burlington Stores, Inc.*	$221,548
2,280	Caleres, Inc.	51,710
2,685	CarMax, Inc.*	349,668
155	Carvana Co.*	35,927
1,987	Cato Corp., Class A	34,097
7,822	Chico’s FAS, Inc.*	42,082
881	Citi Trends, Inc.*	83,475
1,572	Conn’s, Inc.*	36,973
3,425	Designer Brands, Inc., Class A*	48,669
2,039	Dick’s Sporting Goods, Inc.	234,465
1,302	Five Below, Inc.*	269,371
2,136	Floor & Decor Holdings, Inc., Class A*	277,701
3,374	Foot Locker, Inc.	147,208
8,563	Gap, Inc. (The)	151,137
435	Genesco, Inc.*	27,914
630	Group 1 Automotive, Inc.	122,989
2,846	Guess?, Inc.	67,393
583	Haverty Furniture Cos., Inc.	17,822
499	Hibbett, Inc.	35,893
8,873	Home Depot, Inc. (The)	3,682,384
717	Lithia Motors, Inc.	212,913
4,934	Lowe’s Cos., Inc.	1,275,340
527	MarineMax, Inc.*	31,114
751	Monro, Inc.	43,761
877	Murphy U.S.A., Inc.	174,734
1,200	National Vision Holdings, Inc.*	57,588
1,542	ODP Corp. (The)*	60,570
525	O’Reilly Automotive, Inc.*	370,771
1,891	Penske Automotive Group, Inc.	202,753
1,792	Rent-A-Center, Inc.	86,088
296	RH*	158,638
5,705	Ross Stores, Inc.	651,967
1,832	Sally Beauty Holdings, Inc.*	33,819
1,200	Shoe Carnival, Inc.	46,896
1,393	Signet Jewelers, Ltd.	121,233
472	Sleep Number Corp.*	36,155
844	Sonic Automotive, Inc., Class A	41,736
1,606	Sportsman’s Warehouse Holdings, Inc.*	18,951
1,722	The Buckle, Inc.	72,858
501	The Children’s Place, Inc.*	39,724
854	Tilly’s, Inc.	13,758
7,948	TJX Cos., Inc. (The)	603,412
1,642	Tractor Supply Co.	391,781
1,068	Ulta Beauty, Inc.*	440,379
2,187	Urban Outfitters, Inc.*	64,210
594	Victoria’s Secret & Co.*	32,991
1,871	Williams-Sonoma, Inc.	316,442
75	Winmark Corp.	18,622
729	Zumiez, Inc.*	34,985

		13,657,929

Technology Hardware, Storage & Peripherals (5.5%):
2,378	3D Systems Corp.*	51,222
144,440	Apple, Inc.	25,648,211
728	AstroNova, Inc.*	9,828
1,682	Avid Technology, Inc.*	54,783
1,874	Dell Technologies, Inc., Class C*	105,262
17,708	Hewlett Packard Enterprise Co.	279,255

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
10,874	HP, Inc.	$409,624
4,627	NCR Corp.*	186,005
2,576	NetApp, Inc.	236,966
4,094	Pure Storage, Inc., Class A*	133,260
2,694	Seagate Technology Holdings plc	304,368
1,794	Stratasys, Ltd.*	43,935
4,585	Western Digital Corp.*	298,988
4,758	Xerox Holdings Corp.	107,721

		27,869,428

Textiles, Apparel & Luxury Goods (1.0%):
3,367	Capri Holdings, Ltd.*	218,552
1,250	Carter’s, Inc.	126,525
1,677	Columbia Sportswear Co.	163,407
1,693	Crocs, Inc.*	217,077
810	Culp, Inc.	7,703
624	Deckers Outdoor Corp.*	228,577
1,494	Fossil Group, Inc.*	15,373
2,480	G-III Apparel Group, Ltd.*	68,547
9,857	Hanesbrands, Inc.	164,809
795	Kontoor Brands, Inc.	40,744
1,887	Levi Strauss & Co.	47,232
1,042	Lululemon Athletica, Inc.*	407,891
1,551	Movado Group, Inc.	64,878
10,808	Nike, Inc., Class B	1,801,369
405	Oxford Industries, Inc.	41,116
1,441	PVH Corp.	153,683
1,225	Ralph Lauren Corp.	145,604
570	Rocky Brands, Inc.	22,686
3,202	Skechers U.S.A., Inc., Class A*	138,967
1,560	Steven Madden, Ltd.	72,493
700	Superior Group of Cos., Inc.	15,358
6,144	Tapestry, Inc.	249,446
3,369	Under Armour, Inc., Class A*	71,389
3,746	Under Armour, Inc., Class C*	67,578
1,027	Unifi, Inc.*	23,775
802	Vera Bradley, Inc.*	6,825
3,169	VF Corp.	232,034
1,153	Wolverine World Wide, Inc.	33,218

		4,846,856

Thrifts & Mortgage Finance (0.4%):
1,866	Axos Financial, Inc.*	104,328
1,591	BankFinancial Corp.	16,976
3,362	Capitol Federal Financial, Inc.	38,091
2,223	Columbia Financial, Inc.*	46,372
855	ESSA Bancorp, Inc.	14,817
3,469	Essent Group, Ltd.	157,944
403	Federal Agricultural Mortgage Corp.	49,944
408	First Capital, Inc.	16,300
1,989	Flagstar Bancorp, Inc.	95,353
8	Greene County Bancorp, Inc.	294
62	Hingham Institution for Savings	26,033
628	HomeStreet, Inc.	32,656
413	IF Bancorp, Inc.	10,255
2,442	Kearny Financial Corp.	32,357
1,249	Kentucky First Federal Bancorp	9,393
750	Lake Shore Bancorp, Inc.	11,310

See accompanying notes to the financial statements.

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
194	LendingTree, Inc.*	$23,784
1,240	Meta Financial Group, Inc.	73,978
10,413	MGIC Investment Corp.	150,155
2,681	Mr Cooper Group, Inc.*	111,556
11,597	New York Community Bancorp, Inc.	141,599
2,461	NMI Holdings, Inc., Class A*	53,773
1,501	Northfield Bancorp, Inc.	24,256
3,456	Northwest Bancshares, Inc.	48,937
1,932	Oceanfirst Financial Corp.	42,890
503	Oconee Federal Financial Corp.	10,965
465	Ocwen Financial Corp.*	18,586
1,369	Premier Financial Corp.	42,316
679	Provident Financial Holdings, Inc.	11,237
2,256	Provident Financial Services, Inc.	54,640
5,556	Radian Group, Inc.	117,398
420	Riverview Bancorp, Inc.	3,230
561	Southern Missouri Bancorp, Inc.	29,267
1,764	Sterling Bancorp, Inc.*	10,143
733	Territorial Bancorp, Inc.	18,508
4,281	TFS Financial Corp.	76,502
559	TrustCo Bank Corp. NY	18,620
2,436	Washington Federal, Inc.	81,314
728	Waterstone Financial, Inc.	15,914
1,074	Wawlker & Dunlop, Inc.	162,045
1,498	Western New England BanCorp, Inc.	13,123
1,389	WSFS Financial Corp.	69,617

		2,086,776

Tobacco (0.3%):
13,165	Altria Group, Inc.	623,889
10,451	Philip Morris International, Inc.	992,845
518	Universal Corp.	28,449
3,098	Vector Group, Ltd.	35,565

		1,680,748

Trading Companies & Distributors (0.8%):
3,334	Air Lease Corp.	147,463
948	Applied Industrial Technologies, Inc.	97,360
2,106	Beacon Roofing Supply, Inc.*	120,779
1,071	Boise Cascade Co.	76,255
644	DXP Enterprises, Inc.*	16,531
7,240	Fastenal Co.	463,794
876	GATX Corp.	91,270
977	Global Industrial Co.	39,959
1,243	GMS, Inc.*	74,717
1,047	H&E Equipment Services, Inc.	46,351
1,424	Herc Holdings, Inc.	222,927
1,307	Huttig Building Products, Inc.*	14,468
870	Kaman Corp., Class A	37,541
2,381	MRC Global, Inc.*	16,381
1,149	MSC Industrial Direct Co., Inc.	96,585
3,189	NOW, Inc.*	27,234
1,547	Rush Enterprises, Inc., Class A	86,075
1,003	SiteOne Landscape Supply, Inc.*	243,007
1,757	Textainer Group Holdings, Ltd.	62,742
651	Titan Machinery, Inc.*	21,932
173	Transcat, Inc.*	15,990
2,472	Triton International, Ltd.	148,889

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
1,712	United Rentals, Inc.*	$568,880
3,997	Univar Solutions, Inc.*	113,315
1,184	Veritiv Corp.*	145,123
744	W.W. Grainger, Inc.	385,571
662	Watsco, Inc.	207,127
84	Watsco, Inc., Class B	26,158
1,396	WESCO International, Inc.*	183,700

		3,798,124

Transportation Infrastructure (0.0%†):
2,859	Macquarie Infrastructure Holdings LLC	10,435

Water Utilities (0.2%):
830	American States Water Co.	85,855
1,750	American Water Works Co., Inc.	330,505
491	Artesian Resources Corp.	22,748
1,107	California Water Service Group	79,549
3,223	Essential Utilities, Inc.	173,043
355	Middlesex Water Co.	42,707
669	Pure Cycle Corp.*	9,767
498	SJW Group	36,454
372	York Water Co. (The)	18,518

		799,146

Wireless Telecommunication Services (0.2%):
1,333	Shenandoah Telecommunications Co.	33,990
1,649	Spok Holdings, Inc.	15,385
2,954	Telephone & Data Systems, Inc.	59,523
6,710	T-Mobile USA, Inc.*	778,226
1,151	United States Cellular Corp.*	36,280

		923,404

Total Common Stocks (Cost $261,709,957)		501,964,060

Preferred Stocks (0.0%†):
Internet & Direct Marketing Retail (0.0%†):
264	Qurate Retail, Inc., 3/15/31	27,250

Trading Companies & Distributors (0.0%†):
1,076	WESCO International, Inc., Series A	32,979

Total Preferred Stocks (Cost $113,834)		60,229

Rights (0.0%†):
Biotechnology (0.0%†):
3,743	Achillion Pharm CVR, Expires on 1/29/49*	5,427

Household Durables (0.0%†):
1,918	Zagg, Inc. CVR, Expires on 1/2/49*	173

Media (0.0%†):
9,820	Media General, Inc. CVR, Expires on 12/31/49	1,215

Total Rights (Cost $3,216)		6,815

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.3%):
1,388,640	BlackRock Liquidity FedFund, Institutional Class , 0.03%(b)(c)	1,388,640

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,388,640)		1,388,640

See accompanying notes to the financial statements.

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Unaffiliated Investment Company (0.6%):
Money Markets (0.6%):
3,050,996	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	$3,050,996

Total Unaffiliated Investment Company (Cost $3,050,996)		3,050,996

Total Investment Securities (Cost $266,266,643) — 100.5%(d)		506,470,740
Net other assets (liabilities) — (0.5)%		(2,539,683)

Net Assets —100.0%		$503,931,057

Percentages indicated are based on net assets as of December 31, 2021.

CVR—Contingent Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,328,039.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

See accompanying notes to the financial statements.

24

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$266,266,643

Investment securities, at value(a)	$506,470,740
Interest and dividends receivable	277,162
Reclaims receivable	2,458
Prepaid expenses	2,266

Total Assets	506,752,626

Liabilities:
Cash overdraft	5,027
Payable for investments purchased	552,093
Payable for capital shares redeemed	461,119
Payable for collateral received on loaned securities	1,388,640
Manager fees payable	223,745
Administration fees payable	69,404
Distribution fees payable	103,586
Custodian fees payable	2,245
Administrative and compliance services fees payable	650
Transfer agent fees payable	890
Trustee fees payable	3,651
Other accrued liabilities	10,519

Total Liabilities	2,821,569

Net Assets	$503,931,057

Net Assets Consist of:
Paid in capital	$210,145,528
Total distributable earnings	293,785,529

Net Assets	$503,931,057

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,803,289
Net Asset Value (offering and redemption price per share)	$16.91

(a)	Includes securities on loan of $1,328,039.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$7,171,414
Interest	1
Income from securities lending	14,249
Foreign withholding tax	(1,540)

Total Investment Income	7,184,124

Expenses:
Management fees	3,872,094
Administration fees	181,589
Distribution fees	1,210,027
Custodian fees	15,274
Administrative and compliance services fees	5,257
Transfer agent fees	4,696
Trustee fees	21,835
Professional fees	19,335
Shareholder reports	8,439
Other expenses	9,749

Total expenses before reductions	5,348,295
Less Management fees contractually waived	(1,258,434)

Net expenses	4,089,861

Net Investment Income/(Loss)	3,094,263

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	52,255,025
Change in net unrealized appreciation/depreciation on securities	62,514,091

Net realized and Change in net unrealized gains/losses on investments	114,769,116

Change in Net Assets Resulting From Operations	$117,863,379

See accompanying notes to the financial statements.

25

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,094,263	$4,280,089
Net realized gains/(losses) on investments	52,255,025	36,138,044
Change in unrealized appreciation/depreciation on investments	62,514,091	38,192,478

Change in net assets resulting from operations	117,863,379	78,610,611

Distributions to Shareholders:
Distributions	(42,256,910)	(37,601,702)

Change in net assets resulting from distributions to shareholders	(42,256,910)	(37,601,702)

Capital Transactions:
Proceeds from shares issued	38,872,269	47,489,042
Proceeds from dividends reinvested	42,256,910	37,601,702
Value of shares redeemed	(131,585,201)	(143,637,221)

Change in net assets resulting from capital transactions	(50,456,022)	(58,546,477)

Change in net assets	25,150,447	(17,537,568)
Net Assets:
Beginning of period	478,780,610	496,318,178

End of period	$503,931,057	$478,780,610

Share Transactions:
Shares issued	2,341,451	4,484,905
Dividends reinvested	2,693,238	2,896,895
Shares redeemed	(7,999,959)	(11,296,601)

Change in shares	(2,965,270)	(3,914,801)

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$14.61	$13.53	$11.32	$12.76	$10.74

Investment Activities:
Net Investment Income/(Loss)	0.11 (a)	0.12 (a)	0.13 (a)	0.16	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	3.76	2.13	3.08	(1.06)	2.04

Total from Investment Activities	3.87	2.25	3.21	(0.90)	2.19

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.16)	(0.15)	(0.15)	(0.14)
Net Realized Gains	(1.41)	(1.01)	(0.85)	(0.39)	(0.03)

Total Dividends	(1.57)	(1.17)	(1.00)	(0.54)	(0.17)

Net Asset Value, End of Period	$16.91	$14.61	$13.53	$11.32	$12.76

Total Return(b)	27.31%	17.70%	29.36%	(7.52)%	20.45%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$503,931	$478,781	$496,318	$463,537	$584,221
Net Investment Income/(Loss)	0.64%	0.95%	1.03%	1.00%	1.02%
Expenses Before Reductions(c)	1.10%	1.11%	1.10%	1.10%	1.10%
Expenses Net of Reductions	0.84%	0.85%	0.84%	0.84%	0.84%
Portfolio Turnover Rate	9%	11%	4%	4%	2%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

28

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2021

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,368 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,388,640 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.54% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2021

annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$501,931,252	$32,808	$—	#	$501,964,060
Preferred Stocks+	60,229	—	—		60,229
Rights+	—	6,815	—		6,815
Short-Term Security Held as Collateral for Securities on Loan	1,388,640	—	—		1,388,640
Unaffiliated Investment Company	3,050,996	—	—		3,050,996

Total Investment Securities	$506,431,117	$39,623	$—		$506,470,740

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2021

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Core Equity Fund	$42,662,531	$131,546,505

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Value Stocks Risk: Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $267,288,229. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$256,942,899
Unrealized (depreciation)	(17,760,388)

Net unrealized appreciation/(depreciation)	$239,182,511

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,012,752	$37,244,158	$42,256,910

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

31

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Core Equity Fund	$5,306,235	$32,295,467	$37,601,702

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Core Equity Fund	$3,464,909	$51,138,109	$—	$239,182,511	$293,785,529

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, return of capital from underlying investments and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Core Equity Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

33

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $678,774.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $37,244,158.

34

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling
800-624-0197.

35

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

36

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

37

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

38

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

39

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

40

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 21

Statement of Operations Page 21

Statements of Changes in Net Assets Page 22

Financial Highlights Page 23

Notes to the Financial Statements Page 24

Report of Independent Registered Public Accounting Firm Page 29

Other Federal Income Tax Information Page 30

Other Information Page 31

Approval of Investment Advisory and Subadvisory Agreements Page 32

Information about the Board of Trustees and Officers Page 35

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® DFA U.S. Small Cap Fund returned 29.02%. That compared to a 14.82% return for its benchmark, The Russell 2000® Index.1

The ongoing economic recovery from the COVID-19 pandemic produced consistent growth in U.S. equities throughout the year. Fiscal and monetary stimulus, rising consumer confidence, and solid earnings performance fueled gains despite inflationary pressures late in the year.

Small-cap stocks underperformed large-cap stocks during the period. In the small-cap universe, value stocks outperformed growth stocks. Small-cap stocks with lower relative prices and higher profitability outperformed stocks with higher relative prices and lower profitability.

The Fund’s outperformance relative to its benchmark was primarily driven by its lesser exposure to stocks with the lowest profitability and highest relative prices. Such stocks underperformed stocks with higher profitability and lower relative prices during the period. The Fund’s lesser exposure to stocks in the benchmark with the highest asset growth also contributed to its relative performance, as these stocks underperformed the smaller-cap stocks in the Fund’s portfolio.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA U.S. Small Cap Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	29.02%	21.21%	11.50%	10.77%
Russell 2000® Index	14.82%	20.02%	12.02%	10.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.19%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,039.20	$5.40	1.05%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL DFA U.S. Small Cap Fund	$1,000.00	$1,019.91	$5.35	1.05%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	20.2%

Industrials	18.6

Health Care	13.6

Consumer Discretionary	13.1

Information Technology	13.1

Materials	6.5

Energy	4.4

Consumer Staples	4.0

Utilities	3.0

Communication Services	2.3

Real Estate	0.9

Total Common Stocks and Preferred Stocks	99.7

Rights	— †

Short-Term Security Held as Collateral for Securities on Loan	0.6

Unaffiliated Investment Company	0.3

Total Investment Securities	100.6

Net other assets (liabilities)	(0.6)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (0.9%):
2,230	AAR Corp.*	$87,037
5,304	Aerojet Rocketdyne Holdings, Inc.	248,015
1,350	AeroVironment, Inc.*	83,741
2,615	Astronics Corp.*	31,380
392	Astronics Corp., Class B*	4,708
869	BWX Technologies, Inc.	41,608
1,113	Curtiss-Wright Corp.	154,340
766	Ducommun, Inc.*	35,826
2,314	Hexcel Corp.*	119,865
3,376	Innovative Solutions & Support, Inc.*	22,147
7,496	Kratos Defense & Security Solutions, Inc.*	145,422
1,825	Maxar Technologies, Inc.	53,892
1,336	Mercury Systems, Inc.*	73,560
1,513	Moog, Inc., Class A	122,508
516	National Presto Industries, Inc.	42,327
2,564	Park Aerospace Corp., Class C	33,845
1,291	Parsons Corp.*	43,442
759	Vectrus, Inc.*	34,739

		1,378,402

Air Freight & Logistics (0.4%):
738	Air T, Inc.*	18,561
2,305	Air Transport Services Group, Inc.*	67,721
743	Atlas Air Worldwide Holdings, Inc.*	69,931
1,767	Forward Air Corp.	213,966
2,225	Hub Group, Inc., Class A*	187,434
5,212	Radiant Logistics, Inc.*	37,995

		595,608

Airlines (0.6%):
3,632	Alaska Air Group, Inc.*	189,227
974	Allegiant Travel Co.*	182,177
899	Copa Holdings SA, Class A*	74,311
3,192	Hawaiian Holdings, Inc.*	58,637
12,473	JetBlue Airways Corp.*	177,616
2,017	SkyWest, Inc.*	79,268
4,325	Spirit Airlines, Inc.*	94,501

		855,737

Auto Components (1.4%):
4,444	Adient plc*	212,779
4,351	American Axle & Manufacturing Holdings, Inc.*	40,595
2,031	Cooper-Standard Holding, Inc.*	45,515
8,170	Dana, Inc.	186,439
1,611	Dorman Products, Inc.*	182,059
2,028	Fox Factory Holding Corp.*	344,963
2,137	Gentherm, Inc.*	185,705
16,048	Goodyear Tire & Rubber Co. (The)*	342,143
1,306	LCI Industries	203,566
5,052	Modine Manufacturing Co.*	50,975
1,911	Motorcar Parts of America, Inc.*	32,621
928	Patrick Industries, Inc.	74,880
1,385	Standard Motor Products, Inc.	72,560
1,639	Stoneridge, Inc.*	32,354
1,139	Tenneco, Inc.*	12,871
472	Veoneer, Inc.*	16,746
1,448	Visteon Corp.*	160,931

		2,197,702

Shares		Value
Common Stocks, continued
Automobiles (0.2%):
3,678	Harley-Davidson, Inc.	$138,624
676	Thor Industries, Inc.	70,149
1,823	Winnebago Industries, Inc.	136,579

		345,352

Banks (11.5%):
1,584	1st Constitution Bancorp	40,693
1,859	1st Source Corp.	92,206
410	ACNB Corp.	12,825
880	Allegiance Bancshares, Inc.	37,145
600	Amalgamated Financial Corp.	10,062
846	Amerant Bancorp, Inc.	29,229
939	American National Bankshares, Inc.	35,382
3,750	Ameris Bancorp	186,300
1,149	Ames National Corp.	28,139
1,609	Arrow Financial Corp.	56,685
7,329	Associated Banc-Corp.	165,562
1,465	Atlantic Capital Bancshares, Inc.*	42,148
3,631	Atlantic Union Bankshares Corp.	135,400
13	Auburn National Bancorp, Inc.	412
3,921	Banc of California, Inc.	76,930
1,785	BancFirst Corp.	125,950
3,525	Bancorp, Inc. (The)*	89,218
2,065	Bank of Hawaii Corp.	172,964
1,191	Bank of Marin Bancorp	44,341
2,982	Bank of Nt Butterfield & Son, Ltd. (The)	113,644
485	Bank of South Carolina Corp.	9,782
6,495	Bank OZK	302,212
4,913	BankUnited, Inc.	207,869
1,789	Banner Corp.	108,539
872	Bar Harbor Bankshares	25,227
1,217	Baycom Corp.*	22,831
595	BCB Bancorp, Inc.	9,181
2,938	Berkshire Hills Bancorp, Inc.	83,527
2,278	BOK Financial Corp.	240,306
3,537	Brookline Bancorp, Inc.	57,264
1,666	Bryn Mawr Bank Corp.	74,987
667	Business First Bancshares, Inc.	18,883
2,546	Byline BanCorp, Inc.	69,633
227	C&F Financial Corp.	11,620
10,635	Cadence Bank	316,817
436	Cambridge Bancorp	40,805
1,359	Camden National Corp.	65,449
1,471	Capital City Bank Group, Inc.	38,834
700	Capstar Financial Holdings, Inc.	14,721
3,988	Cathay General Bancorp	171,444
1,646	CBTX, Inc.	47,734
1,822	Central Pacific Financial Corp.	51,326
1,141	Central Valley Community Bancorp	23,699
668	Chemung Financial Corp.	30,581
6,348	CIT Group, Inc.	325,906
1,509	Citizens & Northern Corp.	39,415
718	Citizens Holding Co.	13,463
798	City Holding Co.	65,268
822	Civista Bancshares, Inc.	20,057
1,205	CNB Financial Corp.	31,932
85	Codorus Valley Bancorp, Inc.	1,836
56	Colony Bankcorp, Inc.	956

See accompanying notes to the financial statements.

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
4,190	Columbia Banking System, Inc.	$137,097
2,562	Community Bank System, Inc.	190,818
1,343	Community Trust Bancorp, Inc.	58,568
525	Community West Bancshares	6,982
2,115	ConnectOne Bancorp, Inc.	69,182
2,253	CrossFirst Bankshares, Inc.*	35,169
256	Cullen/Frost Bankers, Inc.	32,274
2,541	Customers Bancorp, Inc.	166,105
6,743	CVB Financial Corp.	144,368
2,220	Dime Community Bancshares, Inc.	78,055
609	Eagle Bancorp Montana, Inc.	13,995
1,599	Eagle Bancorp, Inc.	93,286
2,149	Enterprise Financial Services Corp.	101,196
924	Equity Bancshares, Inc.	31,351
534	Evans Bancorp, Inc.	21,520
15,713	F.N.B. Corp.	190,599
2,582	Farmers National Banc Corp.	47,896
2,391	FB Financial Corp.	104,774
1,568	Financial Institutions, Inc.	49,862
10,810	First Bancorp	148,962
1,491	First Bancorp, Inc.	46,817
1,761	First Bancorp/Southern Pines NC	80,513
1,053	First Bancshares, Inc. (The)	40,667
2,776	First Busey Corp.	75,285
940	First Business Financial Services, Inc.	27,420
41	First Citizens BancShares, Inc., Class A	34,023
4,622	First Commonwealth Financial Corp.	74,368
1,099	First Community Bankshares	36,729
4,894	First Financial Bancorp	119,316
3,090	First Financial Bankshares, Inc.	157,096
812	First Financial Corp.	36,775
1,717	First Financial Northwest, Inc.	27,764
2,543	First Foundation, Inc.	63,219
6,483	First Hawaiian, Inc.	177,180
402	First Internet BanCorp	18,910
1,968	First Interstate BancSystem, Class A	80,039
2,751	First Merchants Corp.	115,239
720	First Mid Bancshares, Inc.	30,809
5,629	First Midwest Bancorp, Inc.	115,282
1,367	First of Long Island Corp. (The)	29,514
84	First Savings Financial Group	2,218
234	First United Corp.	4,416
908	First US Bancshares, Inc.	9,607
2,675	Flushing Financial Corp.	65,002
8,311	Fulton Financial Corp.	141,287
1,937	German American Bancorp, Inc.	75,504
5,467	Glacier Bancorp, Inc.	309,979
1,038	Great Southern Bancorp, Inc.	61,501
2,977	Great Western Bancorp, Inc.	101,099
440	Guaranty Bancshares, Inc.	16,535
4,491	Hancock Whitney Corp.	224,640
1,888	Hanmi Financial Corp.	44,708
3,865	HarborOne BanCorp, Inc.	57,357
43	Hawthorn Bancshares, Inc.	1,111
2,024	Heartland Financial USA, Inc.	102,435
2,978	Heritage Financial Corp.	72,782
4,406	Hertiage Commerce Corp.	52,608

Shares		Value
Common Stocks, continued
Banks, continued
4,106	Hilltop Holdings, Inc.	$144,285
8,713	Home Bancshares, Inc.	212,162
1,139	Hometrust Bancshares, Inc.	35,286
5,930	Hope BanCorp, Inc.	87,230
3,456	Horizon Bancorp	72,058
511	Howard Bancorp, Inc.*	11,135
2,325	Independent Bank Corp.	189,557
2,159	Independent Bank Group, Inc.	155,772
3,151	International Bancshares Corp.	133,571
12,986	Investors Bancorp, Inc.	196,738
3,767	Lakeland Bancorp, Inc.	71,535
1,510	Lakeland Financial Corp.	121,011
950	Landmark Bancorp, Inc.	27,075
1,512	LCNB Corp.	29,529
2,612	Live Oak Bancshares, Inc.	228,001
3,707	Macatawa Bank Corp.	32,696
1,659	Mercantile Bank Corp.	58,115
400	Metropolitan Bank Holding Corp.*	42,612
1,651	Midland States BanCorp, Inc.	40,928
1,041	MidWestone Financial Group, Inc.	33,697
300	MVB Financial Corp.	12,456
2,052	National Bank Holdings Corp.	90,165
769	National Bankshares, Inc.	27,884
2,224	NBT Bancorp, Inc.	85,668
974	Nicolet Bankshares, Inc.*	83,520
1,136	Northeast Bank	40,589
657	Northrim Bancorp, Inc.	28,553
609	Norwood Financial Corp.	15,828
2,428	OFG Bancorp	64,488
183	Ohio Valley Banc Corp.	5,316
8,328	Old National Bancorp	150,903
1,004	Old Point Financial Corp.	22,871
3,314	Old Second Bancorp, Inc.	41,723
1,182	Origin Bancorp, Inc.	50,731
1,208	Orrstown Financial Services, Inc.	30,442
4,752	Pacific Premier Bancorp, Inc.	190,223
6,187	PacWest Bancorp	279,467
534	Park National Corp.	73,324
1,636	Parke Bancorp, Inc.	34,814
1,540	Peapack-Gladstone Financial Corp.	54,516
952	Penns Woods Bancorp, Inc.	22,439
434	Peoples Bancorp of NC	11,974
2,085	Peoples Bancorp, Inc.	66,324
3,628	People’s United Financial, Inc.	64,651
1,675	Pinnacle Financial Partners, Inc.	159,962
3,166	Popular, Inc.	259,739
977	Preferred Bank Los Angeles	70,139
2,309	Primis Financial Corp.	34,727
474	Prosperity Bancshares, Inc.	34,270
1,118	QCR Holdings, Inc.	62,608
351	Rbb BanCorp	9,196
309	Reliant Bancorp, Inc.	10,969
2,844	Renasant Corp.	107,930
1,482	Republic Bancorp, Inc., Class A	75,345
6,466	Republic First Bancorp, Inc.*	24,054
2,122	S & T Bancorp, Inc.	66,885
320	Salisbury Bancorp, Inc.	16,922

See accompanying notes to the financial statements.

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
2,295	Sandy Spring Bancorp, Inc.	$110,344
552	SB Financial Group, Inc.	10,747
3,087	Seacoast Banking Corp of Florida	109,249
3,612	ServisFirst Bancshares, Inc.	306,803
1,438	Shore Bancshares, Inc.	29,982
1,279	Sierra Bancorp	34,725
6,333	Simmons First National Corp., Class A	187,330
562	Southern First Bancshares, Inc.*	35,119
1,502	Southside Bancshares, Inc.	62,814
3,064	SouthState Corp.	245,457
1,629	Spirit of Texas Bancshares, Inc.	46,883
9,411	Sterling Bancorp	242,710
1,444	Stock Yards Bancorp, Inc.	92,243
682	Summit Financial Group, Inc.	18,721
1,323	Summit State Bank	19,938
4,275	Synovus Financial Corp.	204,644
2,562	Texas Capital Bancshares, Inc.*	154,360
694	Tompkins Financial Corp.	58,005
3,635	TowneBank	114,830
1,824	TriCo Bancshares	78,359
2,571	Tristate Capital Holdings, Inc.*	77,798
1,894	Triumph BanCorp, Inc.*	225,538
3,236	Trustmark Corp.	105,041
2,867	UMB Financial Corp.	304,217
12,136	Umpqua Holdings Corp.	233,497
249	Union Bankshares, Inc.	7,236
450	United Bancshares, Inc.	13,725
8,109	United Bankshares, Inc.	294,195
4,792	United Community Banks, Inc.	172,224
916	United Security Bancshares	7,438
42	Unity Bancorp, Inc.	1,102
1,651	Univest Financial Corp.	49,398
21,320	Valley National Bancorp	293,150
1,563	Veritex Holdings, Inc.	62,176
1,461	Washington Trust Bancorp	82,357
4,406	Webster Financial Corp.	246,031
3,853	WesBanco, Inc.	134,816
1,569	West Bancorp	48,749
1,354	Westamerica Bancorp	78,166
3,352	Wintrust Financial Corp.	304,429

		17,798,306

Beverages (0.3%):
321	Celsius Holdings, Inc.*	23,937
533	Coca-Cola Consolidated, Inc.	330,028
1,140	MGP Ingredients, Inc.	96,889
1,268	National Beverage Corp.	57,478
3,800	NewAge, Inc.*	3,914
985	Willamette Valley Vineyards, Inc.*	8,550

		520,796

Biotechnology (4.3%):
308	2Seventy Bio, Inc.*	7,894
1,733	AC Immune SA*	8,578
1,950	ACADIA Pharmaceuticals, Inc.*	45,513
3,308	Adverum Biotechnologies, Inc.*	5,822
3,984	Aeglea BioTherapeutics, Inc.*	18,924
2,640	Agios Pharmaceuticals, Inc.*	86,777

Shares		Value
Common Stocks, continued
Biotechnology, continued
13,598	Akebia Therapeutics, Inc.*	$30,732
2,076	Akero Therapeutics, Inc.*	43,907
1,262	Albireo Pharma, Inc.*	29,392
9,015	Alkermes plc*	209,689
2,613	Allogene Therapeutics, Inc.*	38,986
2,056	AnaptysBio, Inc.*	71,446
1,103	Applied Genetic Technologies Corp.*	2,096
629	Applied Therapeutics, Inc.*	5,630
283	Arcturus Therapeutics Holdings, Inc.*	10,474
629	Arcus Biosciences, Inc.*	25,456
3,961	Arcutis Biotherapeutics, Inc.*	82,151
6,613	Ardelyx, Inc.*	7,274
3,297	Arena Pharmaceuticals, Inc.*	306,423
4,656	Atara Biotherapeutics, Inc.*	73,379
2,342	Atreca, Inc., Class A*^	7,096
2,657	Avid Bioservices, Inc.*	77,531
1,475	Avidity Biosciences, Inc.*	35,061
1,944	Axcella Health, Inc.*	4,063
1,038	Beyondspring, Inc.*	4,702
926	Bluebird Bio, Inc.*	9,251
1,718	Blueprint Medicines Corp.*	184,015
4,360	Calithera Biosciences, Inc.*	2,900
2,880	Cara Therapeutics, Inc.*	35,078
1,034	CareDx, Inc.*	47,026
1,421	CASI Pharmaceuticals, Inc.*	1,137
606	Castle Biosciences, Inc.*	25,979
1,053	Catalyst Biosciences, Inc.*	962
5,557	Catalyst Pharmaceuticals, Inc.*	37,621
236	ChemoCentryx, Inc.*	8,593
6,991	Chimerix, Inc.*	44,952
2,139	Chinook Therapeutics, Inc.*	34,887
3,561	Concert Pharmaceuticals, Inc.*	11,217
2,225	Crinetics Pharmaceuticals, Inc.*	63,212
407	CRISPR Therapeutics AG*	30,842
1,634	Cue Biopharma, Inc.*	18,481
2,539	Cytomx Therapeutics, Inc.*	10,994
1,720	Deciphera Pharmaceuticals, Inc.*	16,804
3,786	Denali Therapeutics, Inc.*	168,856
1,115	Eagle Pharmaceuticals, Inc.*	56,776
3,422	Editas Medicine, Inc.*	90,854
1,660	Eiger BioPharmaceuticals, Inc.*	8,615
2,263	Emergent BioSolutions, Inc.*	98,373
1,500	Enanta Pharmaceuticals, Inc.*	112,170
11,564	Exelixis, Inc.*	211,390
1,575	Fibrogen, Inc.*	22,208
2,705	G1 Therapeutics, Inc.*	27,618
1,199	Global Blood Therapeutics, Inc.*	35,095
1,738	Glycomimetics Industries*	2,503
2,547	Gritstone bio, Inc.*	32,754
7,175	Halozyme Therapeutics, Inc.*	288,507
1,570	Harpoon Therapeutics, Inc.*	11,854
2,828	Heron Therapeutics, Inc.*	25,820
1,889	Ideaya Biosciences, Inc.*	44,656
196	IGM Biosciences, Inc.*	5,749
592	ImmuCell Corp.*	4,730
1,281	Immunovant, Inc.*	10,914
3,325	Infinity Pharmaceuticals, Inc.*	7,481

See accompanying notes to the financial statements.

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Biotechnology, continued
1,583	Insmed, Inc.*	$43,121
4,290	Intellia Therapeutics, Inc.*	507,250
2,237	Iovance Biotherapeutics, Inc.*	42,704
9,160	Ironwood Pharmaceuticals, Inc.*	106,806
422	iTeos Therapeutics, Inc.*	19,648
4,709	IVERIC Bio, Inc.*	78,734
3,800	Jounce Therapeutics, Inc.*	31,730
856	KalVista Pharmaceuticals, Inc.*	11,325
1,550	Karuna Therapeutics, Inc.*	203,050
1,356	Kezar Life Sciences, Inc.*	22,672
514	Kiniksa Pharmaceuticals, Ltd., Class A*	6,050
1,081	Krystal Biotech, Inc.*	75,616
2,093	Kura Oncology, Inc.*	29,302
4,768	Lexicon Pharmaceuticals, Inc.*	18,786
830	Ligand Pharmaceuticals, Inc.*	128,202
3,472	Macrogenics, Inc.*	55,726
977	Madrigal Pharmaceuticals, Inc.*	82,791
2,522	Magenta Therapeutics, Inc.*	11,172
900	MediciNova, Inc.*^	2,412
2,101	MeiraGTx Holdings plc*	49,878
1,843	Mersana Therapeutics, Inc.*	11,463
1,300	Minerva Neurosciences, Inc.*	1,041
711	Molecular Templates, Inc.*^	2,787
710	Morphic Holding, Inc.*	33,640
5,011	Myriad Genetics, Inc.*	138,304
326	Nurix Therapeutics, Inc.*	9,438
1,223	Oncocyte Corp.*	2,654
26,516	OPKO Health, Inc.*	127,542
14,857	PDL BioPharma, Inc.	50,960
2,083	Precision BioSciences, Inc.*	15,414
2,098	Protagonist Therapeutics, Inc.*	71,752
3,479	Prothena Corp. plc*	171,863
1,221	RAPT Therapeutics, Inc.*	44,847
2,449	REGENXBIO, Inc.*	80,082
427	Repare Therapeutics, Inc.*	9,005
1,686	Replimune Group, Inc.*	45,691
667	REVOLUTION Medicines, Inc.*	16,788
1,106	Rhythm Pharmaceuticals, Inc.*	11,038
9,636	Rigel Pharmaceuticals, Inc.*	25,535
2,920	Rocket Pharmaceuticals, Inc.*	63,744
2,335	Sage Therapeutics, Inc.*	99,331
10,666	Sangamo Therapeutics, Inc.*	79,995
1,550	Scholar Rock Holding Corp.*	38,502
9,500	Spectrum Pharmaceuticals, Inc.*	12,065
1,478	Spero Therapeutics, Inc.*	23,663
1,098	SpringWorks Therapeutics, Inc.*	68,054
954	Stoke Therapeutics, Inc.*	22,886
1,866	Surface Oncology, Inc.*	8,920
1,873	Sutro Biopharma, Inc.*	27,870
2,101	Syndax Pharmaceuticals, Inc.*	45,991
905	Syros Pharmaceuticals, Inc.*	2,950
1,755	TCR2 Therapeutics, Inc.*	8,178
2,757	Travere Therapeutics, Inc.*	85,577
533	Turning Point Therapeutics, Inc.*	25,424
1,282	Ultragenyx Pharmaceutical, Inc.*	107,803
303	United Therapeutics Corp.*	65,472
3,525	Vanda Pharmaceuticals, Inc.*	55,307

Shares		Value
Common Stocks, continued
Biotechnology, continued
2,332	Vaxart, Inc.*^	$14,622
3,366	VBI Vaccines, Inc.*	7,876
8,204	Verastem, Inc.*	16,818
2,783	Vericel Corp.*	109,372
4,488	Viking Therapeutics, Inc.*	20,645
737	Vir Biotechnology, Inc.*	30,858
1,685	Voyager Therapeutics, Inc.*	4,566
3,464	Xencor, Inc.*	138,976
1,840	Y-mAbs Therapeutics, Inc.*	29,826

		6,701,980

Building Products (1.5%):
3,183	AAON, Inc.	252,826
447	Advanced Drainage Systems, Inc.	60,850
824	American Woodmark Corp.*	53,725
1,705	Apogee Enterprises, Inc.	82,096
3,226	Armstrong Flooring, Inc.*	6,388
2,574	Armstrong World Industries, Inc.	298,893
1,277	AZEK Co., Inc. (The)*	59,048
3,446	Cornerstone Building Brands, Inc.*	60,098
815	Csw Industrials, Inc.	98,501
1,452	Gibraltar Industries, Inc.*	96,819
1,043	Griffon Corp.	29,705
1,762	Insteel Industries, Inc.	70,145
3,941	Jeld-Wen Holding, Inc.*	103,885
871	Masonite International Corp.*	102,734
3,341	PGT Innovations, Inc.*	75,139
2,436	Quanex Building Products Corp.	60,364
3,705	Resideo Technologies, Inc.*	96,441
2,222	Simpson Manufacturing Co., Inc.	309,014
2,113	UFP Industries, Inc.	194,417
6,630	Zurn Water Solutions Corp.	241,332

		2,352,420

Capital Markets (2.1%):
1,665	Affiliated Managers Group, Inc.	273,909
3,557	Artisan Partners Asset Management, Inc., Class A	169,456
866	Assetmark Financial Holdings, Inc.*	22,698
16,135	BGC Partners, Inc., Class A	75,028
1,300	Blucora, Inc.*	22,516
2,455	Brightsphere Investment Group, Inc.	62,848
3,094	Cohen & Steers, Inc.	286,226
300	Cowen, Inc., Class A	10,830
239	Diamond Hill Investment Group	46,421
2,638	Donnelley Financial Solutions, Inc.*	124,355
4,076	Federated Hermes, Inc., Class B	153,176
989	GAMCO Investors, Inc., Class A	24,705
1,990	Greenhill & Co., Inc.	35,681
1,753	Hamilton Lane, Inc.	181,646
211	Hennessy Advisors, Inc.	2,292
2,282	Houlihan Lokey, Inc.	236,233
1,879	Janus Henderson Group plc	78,805
6,018	Lazard, Ltd., Class A	262,565
2,775	Manning & Napier, Inc.	23,060
3,592	Moelis & Co., Class A	224,536
853	Oppenheimer Holdings, Class A	39,554
671	Piper Jaffray Cos., Inc.	119,780
1,393	PJT Partners, Inc.	103,207

See accompanying notes to the financial statements.

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Capital Markets, continued
2,624	Pzena Investment Management, Inc.	$24,849
3,824	Safeguard Scientifics, Inc.*	28,106
1,619	Silvercrest Asset Management Group, Inc., Class A	27,798
2,267	Stifel Financial Corp.	159,642
984	StoneX Group, Inc.*	60,270
207	Value Line, Inc.	9,692
5,549	Virtu Financial, Inc., Class A	159,978
411	Virtus Investment Partners, Inc.	122,108
1,478	Westwood Holdings, Inc.	25,037
10,429	WisdomTree Investments, Inc.	63,826

		3,260,833

Chemicals (3.4%):
1,064	Advanced Emmissions Solutions*	7,044
2,212	AdvanSix, Inc.	104,517
1,429	Agrofresh Solutions, Inc.*	2,844
2,805	American Vanguard Corp.	45,974
2,989	Ashland Global Holdings, Inc.	321,796
4,531	Avient Corp.	253,510
2,017	Balchem Corp.	340,066
2,535	Cabot Corp.	142,467
639	Chase Corp.	63,619
8,006	Chemours Co. (The)	268,681
1,403	Core Molding Technologies, Inc.*	11,940
6,378	Ecovyst, Inc.	65,311
13,666	Element Solutions, Inc.	331,811
4,923	Ferro Corp.*	107,469
2,318	Flotek Industries, Inc.*	2,619
3,777	Futurefuel Corp.	28,856
3,684	GCP Applied Technologies, Inc.*	116,635
3,215	H.B. Fuller Co.	260,415
1,565	Hawkins, Inc.	61,739
2,726	Huntsman Corp.	95,083
1,866	Ingevity Corp.*	133,792
1,207	Innospec, Inc.	109,040
1,047	Intrepid Potash, Inc.*	44,738
1,147	Koppers Holdings, Inc.*	35,901
1,259	Kraton Corp.*	58,317
5,083	Kronos Worldwide, Inc.	76,296
9,357	Livent Corp.*	228,124
5,685	LSB Industries, Inc.*	62,819
1,815	Minerals Technologies, Inc.	132,767
389	NewMarket Corp.	133,318
1,786	Northern Technologies International Corp.	27,326
5,689	Olin Corp.	327,231
2,431	Orion Engineered Carbons SA*	44,633
241	Quaker Chemical Corp.	55,618
5,893	Rayonier Advanced Materials, Inc.*	33,649
2,468	Sensient Technologies Corp.	246,948
1,187	Stepan Co.	147,532
3,421	Trecora Resources*	27,642
2,589	Tredegar Corp.	30,602
2,135	Trinseo PLC*	112,002
8,671	Tronox Holdings plc, Class A	208,364
8,685	Valvoline, Inc.	323,864
8,372	Venator Materials plc*	21,265

		5,254,184

Shares		Value
Common Stocks, continued
Commercial Services & Supplies (1.9%):
3,277	ABM Industries, Inc.	$133,866
7,062	ACCO Brands Corp.	58,332
675	Acme United Corp.	22,748
1,342	ADT, Inc.	11,286
2,694	Brady Corp., Class A	145,207
3,882	BrightView Holdings, Inc.*	54,659
2,663	Brink’s Co. (The)	174,613
3,082	Casella Waste Systems, Inc.*	263,264
4,565	CECO Environmental Corp.*	28,440
1,426	Cimpress plc*	102,116
436	Civeo Corp.*	8,358
2,550	Clean Harbors, Inc.*	254,414
325	CompX International, Inc.	7,303
1,356	Deluxe Corp.	43,541
2,494	Ennis, Inc.	48,708
3,751	Healthcare Services Group, Inc.	66,730
1,000	Heritage-Crystal Clean, Inc.*	32,020
2,059	HNI Corp.	86,581
3,774	Interface, Inc.	60,195
3,764	KAR Auction Services, Inc.*	58,794
2,673	Kimball International, Inc., Class B	27,345
1,775	Matthews International Corp., Class A	65,089
1,489	McGrath Rentcorp	119,507
3,964	MillerKnoll, Inc.	155,349
276	MSA Safety, Inc.	41,665
2,566	NL Industries, Inc.	18,988
2,198	Perma-Fix Environmental Services, Inc.*	13,913
10,503	Pitney Bowes, Inc.	69,635
5,379	Quad Graphics, Inc.*	21,516
8,004	RR Donnelley & Sons Co.*	90,125
1,749	SP Plus Corp.*	49,357
4,831	Steelcase, Inc., Class A	56,619
1,241	Stericycle, Inc.*	74,013
4,115	Team, Inc.*	4,485
620	Tetra Tech, Inc.	105,276
763	UniFirst Corp.	160,535
2,366	US Ecology, Inc.*	75,570
373	Viad Corp.*	15,961
2,566	Vidler Water Resouces, Inc.*	30,997
3,364	Virco Manufacturing Co.*	10,294
1,177	Vse Corp.	71,726

		2,939,140

Communications Equipment (1.2%):
3,614	ADTRAN, Inc.	82,508
1,444	Applied Optoelectronics, Inc.*	7,422
682	Aviat Networks, Inc.*	21,879
900	BK Technologies Corp.	2,169
3,195	CalAmp Corp.*	22,557
4,175	Calix, Inc.*	333,875
3,508	Casa Systems, Inc.*	19,890
980	Clearfield, Inc.*	82,732
3,616	ClearOne, Inc.*	4,665
1,300	CommScope Holding Co., Inc.*	14,352
316	Communications Systems, Inc.	758
1,983	Comtech Telecommunications Corp.	46,977
2,559	Digi International, Inc.*	62,875
1,222	DZS, Inc.*	19,821

See accompanying notes to the financial statements.

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Communications Equipment, continued
2,230	EchoStar Corp., Class A*	$58,761
3,157	EMCORE Corp.*	22,036
6,919	Harmonic, Inc.*	81,367
9,258	Infinera Corp.*	88,784
1,456	InterDigital, Inc.	104,293
2,325	KVH Industries, Inc.*	21,367
1,172	Lantronix, Inc.*	9,177
1,612	Lumentum Holdings, Inc.*	170,501
1,769	NETGEAR, Inc.*	51,672
4,188	NetScout Systems, Inc.*	138,539
2,391	Network-1 Technologies, Inc.	6,743
131	Optical Cable Corp.*	703
7,260	Ribbon Communications, Inc.*	43,923
3,617	ViaSat, Inc.*	161,101
9,904	Viavi Solutions, Inc.*	174,508

		1,855,955

Construction & Engineering (1.7%):
2,549	Ameresco, Inc., Class A*	207,591
11,298	API Group Corp.*	291,149
2,497	Arcosa, Inc.	131,592
952	Argan, Inc.	36,833
1,799	Comfort Systems USA, Inc.	177,993
1,234	Concrete Pumping Holdings, Inc.*	10,119
999	Construction Partners, Inc., Class A*	29,381
1,242	Dycom Industries, Inc.*	116,450
1,063	EMCOR Group, Inc.	135,416
2,210	Granite Construction, Inc.	85,527
4,498	Great Lakes Dredge & Dock Co.*	70,708
1,679	IES Holdings, Inc.*	85,025
3,105	MasTec, Inc.*	286,529
3,068	Matrix Service Co.*	23,071
1,083	MYR Group, Inc.*	119,726
879	Northwest Pipe Co.*	27,952
949	NV5 Global, Inc.*	131,076
5,203	Orion Group Holdings, Inc.*	19,615
1,563	Primoris Services Corp.	37,481
2,151	Sterling Construction Co., Inc.*	56,571
2,090	Tutor Perini Corp.*	25,853
1,224	Valmont Industries, Inc.	306,612
6,257	WillScot Mobile Mini Holdings Corp.*	255,536

		2,667,806

Construction Materials (0.4%):
1,908	Eagle Materials, Inc., Class A	317,606
1,261	Forterra, Inc.*	29,986
5,455	Summit Materials, Inc., Class A*	218,964
466	U.S. Lime & Minerals, Inc.	60,123

		626,679

Consumer Finance (1.2%):
1,070	Atlanticus Holdings Corp.*	76,312
1,688	Consumer Portfolio Services, Inc.*	20,003
3,041	Curo Group Holdings Corp.	48,687
1,249	Encore Capital Group, Inc.*	77,575
1,566	Enova International, Inc.*	64,143
5,775	EZCORP, Inc., Class A*	42,562
2,530	FirstCash Holdings, Inc.	189,269
2,615	Green Dot Corp., Class A*	94,768

Shares		Value
Common Stocks, continued
Consumer Finance, continued
5,920	LendingClub Corp.*	$143,146
6,374	Navient Corp.	135,256
1,807	Nelnet, Inc., Class A	176,508
1,556	Nicholas Financial, Inc.*	18,345
964	Oportun Financial Corp.*	19,521
2,712	PRA Group, Inc.*	136,170
3,728	PROG Holdings, Inc.*	168,170
821	Regional Mgmt Corp.	47,175
11,202	SLM Corp.	220,343
475	World Acceptance Corp.*	116,579

		1,794,532

Containers & Packaging (0.6%):
13,394	Graphic Packaging Holding Co.	261,183
1,645	Greif, Inc., Class A	99,309
874	Greif, Inc., Class B	52,248
2,948	Myers Industries, Inc.	58,989
7,172	O-I Glass, Inc.*	86,279
613	Ranpak Holdings Corp.*	23,037
4,885	Silgan Holdings, Inc.	209,273
357	Sonoco Products Co.	20,667
671	UFP Technologies, Inc.*	47,144

		858,129

Distributors (0.1%):
12	AMCON Distributing Co.	2,394
1,626	Educational Development Corp.	14,504
2,028	Funko, Inc., Class A*	38,126
1,655	Weyco Group, Inc.	39,621

		94,645

Diversified Consumer Services (1.0%):
2,828	2u, Inc.*	56,758
2,578	Adtalem Global Education, Inc.*	76,206
1,366	American Public Education, Inc.*	30,393
1,394	Carriage Services, Inc.	89,829
4,483	Frontdoor, Inc.*	164,302
201	Graham Holdings Co., Class B	126,596
2,210	Grand Canyon Education, Inc.*	189,419
8,298	H&R Block, Inc.	195,501
9,707	Houghton Mifflin Harcourt Co.*	156,283
2,311	Laureate Education, Inc.	28,286
2,747	OneSpaWorld Holdings, Ltd.*	27,525
4,264	Perdoceo Education Corp.*	50,145
2,561	Regis Corp.*	4,456
1,432	Strategic Education, Inc.	82,827
2,869	Stride, Inc.*	95,624
980	Terminix Global Holdings, Inc.*	44,325
5,156	Universal Technical Institute, Inc.*	40,320
2,647	WW International, Inc.*	42,696
3,362	Zovio, Inc.*	4,270

		1,505,761

Diversified Financial Services (0.1%):
500	Alerus Financial Corp.	14,640
646	A-Mark Precious Metals, Inc.	39,470
3,167	Cannae Holdings, Inc.*	111,320
1,617	Marlin Business Services, Inc.	37,644

		203,074

See accompanying notes to the financial statements.

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Diversified Telecommunication (0.0%†):
500	Telesat Corp.*	$14,335

Diversified Telecommunication Services (0.4%):
1,146	Anterix, Inc.*	67,339
879	ATN International, Inc.	35,116
2,189	Cogent Communications Holdings, Inc.	160,191
5,491	Consolidated Communications Holdings, Inc.*	41,073
2,097	IDT Corp.*	92,603
6,317	Iridium Communications, Inc.*	260,829

		657,151

Electric Utilities (0.8%):
1,005	ALLETE, Inc.	66,682
3,043	Genie Energy, Ltd., Class B*	16,950
5,125	Hawaiian Electric Industries, Inc.	212,687
817	IDACORP, Inc.	92,574
1,832	MGE Energy, Inc.	150,682
3,078	Otter Tail Corp.	219,831
6,951	PNM Resources, Inc.	317,035
2,371	Portland General Electric Co.	125,473

		1,201,914

Electrical Equipment (1.3%):
1,056	Acuity Brands, Inc.	223,576
1,513	Allied Motion Technologies, Inc.	55,209
2,221	American Superconductor Corp.*	24,165
634	Atkore, Inc.*	70,495
1,354	AZZ, Inc.	74,863
1,427	Encore Wire Corp.	204,204
2,640	EnerSys	208,719
411	Espey Manufacturing & Electronics Corp.*	5,840
9,534	GrafTech International, Ltd.	112,787
2,834	LSI Industries, Inc.	19,441
5,549	nVent Electric plc	210,862
569	Powell Industries, Inc.	16,780
690	Preformed Line Products Co.	44,643
2,341	Regal-Beloit Corp.	398,391
75	Servotronics, Inc.*	951
1,994	Sunrun, Inc.*	68,394
2,714	Thermon Group Holdings, Inc.*	45,948
3,104	Ultralife Corp.*	18,748
1,134	Vicor Corp.*	143,995

		1,948,011

Electronic Equipment, Instruments & Components (2.6%):
6,544	Arlo Technologies, Inc.*	68,647
4,800	Avnet, Inc.	197,904
1,818	Badger Meter, Inc.	193,726
254	Bel Fuse, Inc., Class A	3,670
1,595	Bel Fuse, Inc., Class B	20,623
3,057	Belden, Inc.	200,937
1,596	Benchmark Electronics, Inc.	43,252
543	Coherent, Inc.*	144,731
1,611	CTS Corp.	59,156
6,442	Daktronics, Inc.*	32,532
1,365	Data I/O Corp.*	6,293
662	ePlus, Inc.*	35,669
2,471	Fabrinet*	292,739
1,055	FARO Technologies, Inc.*	73,871
640	Frequency Electronics, Inc.*	6,310

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,112	II-VI, Inc.*	$144,313
1,899	Insight Enterprises, Inc.*	202,433
2,324	Itron, Inc.*	159,241
1,856	Kimball Electronics, Inc.*	40,387
4,627	Knowles Corp.*	108,040
235	Littlelfuse, Inc.	73,950
1,600	Luna Innovations, Inc.*	13,504
1,993	Methode Electronics, Inc., Class A	97,996
1,643	Napco Security Technologies, Inc.*	82,117
3,997	National Instruments Corp.	174,549
1,187	nLight, Inc.*	28,429
2,576	Novanta, Inc.*	454,226
952	OSI Systems, Inc.*	88,726
844	PAR Technology Corp.*	44,538
1,367	PC Connection, Inc.	58,959
1,588	Plexus Corp.*	152,273
965	Rogers Corp.*	263,445
3,446	Sanmina Corp.*	142,871
1,880	ScanSource, Inc.*	65,950
5,308	TTM Technologies, Inc.*	79,089
7,337	Vishay Intertechnology, Inc.	160,460
999	Vishay Precision Group, Inc.*	37,083
311	Wayside Technology Group, Inc.	10,904
3,952	Wireless Telecom Group, Inc.*	8,694

		4,072,237

Energy Equipment & Services (1.1%):
7,188	Archrock, Inc.	53,766
2,431	Aspen Aerogels, Inc.*	121,040
1,091	Bristow Group, Inc.*	34,552
2,624	Cactus, Inc., Class A	100,053
6,189	ChampionX Corp.*	125,080
2,103	Core Laboratories NV	46,918
1,457	Dawson Geophysical Co.*	3,373
1,256	DMC Global, Inc.*	49,750
2,539	Dril-Quip, Inc.*	49,968
618	Expro Group Holdings NV*	8,868
4,307	Exterran Corp.*	12,835
2,694	Frank’s International NV*	38,659
455	FTS International, Inc.*	11,944
1,260	Geospace Technologies Corp.*	8,467
2,641	Gulf Island Fabrication, Inc.*	10,590
7,520	Helix Energy Solutions Group, Inc.*	23,462
5,207	Helmerich & Payne, Inc.	123,406
5,674	Liberty Oilfield Services, Inc., Class A*	55,038
595	Mammoth Energy Services, Inc.*	1,083
494	Nabors Industries, Ltd.*	40,058
2,925	National Energy Services Reunited Corp.*	27,641
1,299	Natural Gas Services Group*	13,601
11,883	Newpark Resources, Inc.*	34,936
12,860	NexTier Oilfield Solutions, Inc.*	45,653
10,984	NOV, Inc.	148,833
5,737	Oceaneering International, Inc.*	64,885
3,039	Oil States International, Inc.*	15,104
9,819	Patterson-UTI Energy, Inc.	82,971
7,231	Propetro Holding Corp.*	58,571
8,632	RPC, Inc.*	39,189
1,598	SEACOR Marine Holdings, Inc.*	5,433

See accompanying notes to the financial statements.

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Energy Equipment & Services, continued
4,229	Select Energy Services, Inc.*	$26,347
1,537	Solaris Oilfield Infrastructure, Inc.	10,067
1,803	Technip Energies NV, ADR*	26,144
17,966	TechnipFMC plc	106,359
5,480	TETRA Technologies, Inc.*	15,563
1,075	Tidewater, Inc.*	11,513
20,620	Transocean, Ltd.*^	56,911
5,730	U.S. Silica Holdings, Inc.*	53,862
372	Weatherford International plc*	10,312

		1,772,805

Entertainment (0.4%):
2,527	Ballantyne Strong, Inc.*	7,303
4,904	Cinemark Holdings, Inc.*^	79,053
2,533	Imax Corp.*	45,189
783	Liberty Media Corp.-Liberty Braves, Class A*	22,511
1,825	Liberty Media Corp.-Liberty Braves, Class C*	51,283
5,074	Lions Gate Entertainment Corp., Class A*	84,431
7,603	Lions Gate Entertainment Corp., Class B*	117,010
614	Madison Square Garden Entertainment Corp.*	43,189
870	Marcus Corp.*	15,538
2,715	Reading International, Inc., Class A*	10,969
951	World Wrestling Entertainment, Inc., Class A	46,922
13,548	Zynga, Inc.*	86,707

		610,105

Food & Staples Retailing (1.0%):
5,498	BJ’s Wholesale Club Holdings, Inc.*	368,201
118	Casey’s General Stores, Inc.	23,287
2,742	Grocery Outlet Holding Corp.*	77,544
661	Ingles Markets, Inc., Class A	57,071
2,814	Natural Grocers by Vitamin Cottage, Inc.	40,100
769	Performance Food Group Co.*	35,289
1,654	PriceSmart, Inc.	121,023
1,602	Rite Aid Corp.*	23,533
2,176	SpartanNash Co.	56,054
4,696	Sprouts Farmers Market, Inc.*	139,377
1,855	The Andersons, Inc.	71,807
2,406	The Chefs’ Warehouse, Inc.*	80,120
3,444	United Natural Foods, Inc.*	169,032
1,999	US Foods Holding Corp.*	69,625
1,419	Village Super Market, Inc., Class A	33,190
1,746	Weis Markets, Inc.	115,027

		1,480,280

Food Products (1.5%):
444	Alico, Inc.	16,441
2,325	B&G Foods, Inc.^	71,447
1,273	Calavo Growers, Inc.	53,975
2,146	Cal-Maine Foods, Inc.	79,381
1,318	Coffee Holding Co., Inc.*	5,733
2,061	Darling Ingredients, Inc.*	142,807
2,411	Farmer Brothers Co.*	17,962
5,876	Flowers Foods, Inc.	161,414
2,300	Fresh Del Monte Produce, Inc.	63,480
3,206	Hain Celestial Group, Inc. (The)*	136,608
6,361	Hostess Brands, Inc.*	129,892
842	Ingredion, Inc.	81,371
1,040	J & J Snack Foods Corp.	164,278

Shares		Value
Common Stocks, continued
Food Products, continued
519	John B Sanfilippo And Son, Inc.	$46,793
1,489	Lancaster Colony Corp.	246,578
2,754	Landec Corp.*	30,569
2,175	Limoneira Co.	32,625
397	Pilgrim’s Pride Corp.*	11,195
800	Post Holdings, Inc.*	90,184
1,220	Rocky Mountain Chocolate Factory, Inc.*	9,516
1,074	Sanderson Farms, Inc.	205,220
46	Seaboard Corp.	181,010
708	Seneca Foods Corp., Class A*	33,949
12	Seneca Foods Corp., Class B*	565
4,807	Simply Good Foods Co. (The)*	199,827
2,229	Tootsie Roll Industries, Inc.	80,757
1,779	TreeHouse Foods, Inc.*	72,103

		2,365,680

Gas Utilities (0.8%):
1,029	Chesapeake Utilities Corp.	150,038
1,610	National Fuel Gas Co.	102,943
5,705	New Jersey Resources Corp.	234,247
1,406	Northwest Natural Holding Co.	68,585
2,413	ONE Gas, Inc.	187,225
873	RGC Resources, Inc.	20,088
6,748	South Jersey Industries, Inc.	176,258
2,172	Southwest Gas Holdings, Inc.	152,149
2,974	Spire, Inc.	193,964

		1,285,497

Health Care Equipment & Supplies (3.0%):
6,691	Accuray, Inc.*	31,916
3,324	AngioDynamics, Inc.*	91,676
1,309	Anika Therapeutics, Inc.*	46,902
5,744	Antares Pharma, Inc.*	20,506
2,193	Apyx Medical Corp.*	28,114
2,345	AtriCure, Inc.*	163,048
126	Atrion Corp.	88,817
3,108	Avanos Medical, Inc.*	107,754
2,841	Axogen, Inc.*	26,620
2,250	Axonics, Inc.*	126,000
3,014	Cardiovascular Systems, Inc.*	56,603
1,799	CONMED Corp.	255,026
2,615	CryoLife, Inc.*	53,215
2,081	CytoSorbents Corp.*	8,719
1,118	Elctromed, Inc.*	14,534
5,890	Envista Holdings Corp.*	265,403
427	Fonar Corp.*	6,397
2,248	Glaukos Corp.*	99,901
331	Globus Medical, Inc.*	23,898
956	Haemonetics Corp.*	50,706
682	Heska Corp.*	124,458
1,271	ICU Medical, Inc.*	301,659
1,790	Inogen, Inc.*	60,860
1,778	Integer Holdings Corp.*	152,179
4,094	Integra LifeSciences Holdings Corp.*	274,257
199	IntriCon Corp.*	3,218
4,509	Invacare Corp.*	12,265
850	iRadimed Corp.*	39,279
2,006	IRIDEX Corp.*	12,257
249	Kewaunee Scientific CP*	3,172

See accompanying notes to the financial statements.

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
4,025	Lantheus Holdings, Inc.*	$116,282
1,449	LeMaitre Vascular, Inc.	72,783
1,127	LENSAR, Inc.*	6,717
2,980	LivaNova plc*	260,541
3,167	Meridian Bioscience, Inc.*	64,607
3,244	Merit Medical Systems, Inc.*	202,101
186	Mesa Laboratories, Inc.	61,025
2,205	Natus Medical, Inc.*	52,325
5,233	Neogen Corp.*	237,631
216	Nevro Corp.*	17,511
2,684	NuVasive, Inc.*	140,856
5,745	OraSure Technologies, Inc.*	49,924
1,375	Orthofix Medical, Inc.*	42,749
1,025	Orthopediatrics Corp.*	61,357
1,517	Quidel Corp.*	204,780
2,363	SeaSpine Holdings Corp.*	32,184
200	Shockwave Medical, Inc.*	35,666
1,010	SI-BONE, Inc.*	22,432
2,196	STAAR Surgical Co.*	200,495
10,930	Surgalign Holdings, Inc.*	7,830
879	Surmodics, Inc.*	42,324
1,169	Tactile Systems Technology, Inc.*	22,246
1,583	TransMedics Group, Inc.*	30,330
435	Utah Medical Products, Inc.	43,500
2,566	Varex Imaging Corp.*	80,957
8,600	ViewRay, Inc.*	47,386
686	Zynex, Inc.*	6,840

		4,712,738

Health Care Providers & Services (3.7%):
4,930	Acadia Healthcare Co., Inc.*	299,251
787	Addus HomeCare Corp.*	73,592
3,407	AMN Healthcare Services, Inc.*	416,778
1,143	Apollo Medical Holdings, Inc.*	83,988
12,191	Brookdale Senior Living, Inc.*	62,906
7,998	Community Health Systems, Inc.*	106,453
1,310	CorVel Corp.*	272,480
8,309	Covetrus, Inc.*	165,931
2,958	Cross Country Healthcare, Inc.*	82,114
1,589	Encompass Health Corp.	103,698
2,966	Ensign Group, Inc. (The)	249,025
190	Five Star Senior Living, Inc.*	561
2,033	Hanger, Inc.*	36,858
4,724	HealthEquity, Inc.*	208,990
1,999	InfuSystems Holdings, Inc.*	34,043
1,190	Joint Corp. (The)*	78,171
1,634	LHC Group, Inc.*	224,234
1,078	Magellan Health, Inc.*	102,399
5,006	MEDNAX, Inc.*	136,213
624	ModivCare, Inc.*	92,533
887	National Healthcare Corp.	60,263
2,297	National Research Corp.	95,372
9,359	Option Care Health, Inc.*	266,170
5,522	Owens & Minor, Inc.	240,207
5,186	Patterson Cos., Inc.	152,209
1,785	Petiq, Inc.*	40,537
6,461	Premier, Inc., Class A	265,999
4,936	Progyny, Inc.*	248,528

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
1,080	Psychemedics Corp.	$7,495
15,289	R1 RCM, Inc.*	389,717
2,898	RadNet, Inc.*	87,259
7,290	Select Medical Holdings Corp.	214,326
4,347	Surgery Partners, Inc.*	232,173
5,287	Tenet Healthcare Corp.*	431,895
1,764	The Pennant Group, Inc.*	40,713
1,778	Tivity Health, Inc.*	47,010
1,995	Triple-S Management Corp., Class B*	71,182
755	U.S. Physical Therapy, Inc.	72,140

		5,793,413

Health Care Technology (0.8%):
8,761	Allscripts Healthcare Solutions, Inc.*	161,640
3,434	Castlight Health, Inc., Class B*	5,288
1,296	Change Healthcare, Inc.*	27,709
766	Computer Programs & Systems, Inc.*	22,444
5,645	Evolent Health, Inc., Class A*	156,197
2,021	Health Catalyst, Inc.*	80,072
2,627	HealthStream, Inc.*	69,248
1,239	iCAD, Inc.*	8,921
4,136	NextGen Healthcare, Inc.*	73,579
2,303	Omnicell, Inc.*	415,553
445	OptimizeRx Corp.*	27,639
2,596	Vocera Communications, Inc.*	168,325

		1,216,615

Hotels, Restaurants & Leisure (2.4%):
1,724	BBQ Holdings, Inc.*	27,377
3	Biglari Holdings, Inc., Class A*	2,085
168	Biglari Holdings, Inc., Class B*	23,952
1,766	BJ’s Restaurants, Inc.*	61,015
4,676	Bloomin’ Brands, Inc.*	98,102
950	Bluegreen Vacations Holding Corp.*	33,345
1,994	Brinker International, Inc.*	72,960
4,497	Carrols Restaurant Group, Inc.	13,311
700	Century Casinos, Inc.*	8,526
2,493	Cheesecake Factory, Inc. (The)*	97,601
1,583	Choice Hotels International, Inc.	246,932
1,396	Chuy’s Holdings, Inc.*	42,047
1,237	Cracker Barrel Old Country Store, Inc.	159,128
2,431	Dave & Buster’s Entertainment, Inc.*	93,350
2,980	Del Taco Restaurants, Inc.	37,101
3,256	Denny’s Corp.*	52,096
2,394	El Pollo Loco Holdings, Inc.*	33,971
2,608	Fiesta Restaurant Group, Inc.*	28,714
100	Flanigan’s Enterprises, Inc.*	3,087
1,109	Full House Resorts, Inc.*	13,430
4,318	Hilton Grand Vacations, Inc.*	225,011
5,547	International Game Technology plc	160,364
1,031	Jack in the Box, Inc.	90,192
672	Marriott Vacations Worldwide Corp.	113,555
597	Nathans Famous, Inc.	34,859
1,669	Noodles & Co.*	15,138
3,039	Norwegian Cruise Line Holdings, Ltd.*^	63,029
1,908	Papa John’s International, Inc.	254,661
3,630	Playa Hotels & Resorts NV*	28,967
1,540	Playags, Inc.*	10,457
300	RCI Hospitality Holdings, Inc.	23,364

See accompanying notes to the financial statements.

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,368	Red Robin Gourmet Burgers*	$22,613
662	Red Rock Resorts, Inc.	36,417
2,239	Ruth’s Hospitality Group, Inc.*	44,556
3,369	Scientific Games Corp., Class A*	225,150
2,640	SeaWorld Entertainment, Inc.*	171,230
1,613	Shake Shack, Inc., Class A*	116,394
2,192	Texas Roadhouse, Inc., Class A	195,702
3,865	Travel + Leisure Co.	213,619
10,098	Wendy’s Co. (The)	240,837
1,375	Wingstop, Inc.	237,600
449	Wyndham Hotels & Resorts, Inc.	40,253

		3,712,098

Household Durables (2.3%):
608	Bassett Furniture Industries, Inc.	10,196
738	Beazer Homes USA, Inc.*	17,136
582	Cavco Industries, Inc.*	184,872
1,854	Century Communities, Inc.	151,639
2,480	Ethan Allen Interiors, Inc.	65,199
820	Flexsteel Industries, Inc.	22,025
1,624	Green Brick Partners, Inc.*	49,256
1,441	Helen of Troy, Ltd.*	352,281
670	Hooker Furnishings Corp.	15,598
1,677	Installed Building Products, Inc.	234,311
1,482	iRobot Corp.*	97,634
4,791	KB Home	214,302
1,138	Koss Corp.*	12,154
2,637	La-Z-Boy, Inc.	95,750
230	Legacy Housing Corp.*	6,088
3,296	Leggett & Platt, Inc.	135,663
1,096	LGI Homes, Inc.*	169,310
2,522	Lifetime Brands, Inc.	40,276
1,910	M/I Homes, Inc.*	118,764
3,861	MDC Holdings, Inc.	215,560
1,818	Meritage Homes Corp.*	221,905
723	P & F Industries, Inc., Class A*	4,410
2,534	Purple Innovation, Inc.*	33,626
3,692	Skyline Champion Corp.*	291,594
4,300	Sonos, Inc.*	128,140
7,727	Taylor Morrison Home Corp., Class A*	270,136
2,280	Tempur Sealy International, Inc.	107,228
219	TopBuild Corp.*	60,424
6,699	Tri Pointe Homes, Inc.*	186,835
3,274	Tupperware Brands Corp.*	50,060
798	Universal Electronics, Inc.*	32,519

		3,594,891

Household Products (0.4%):
636	Central Garden & Pet Co.*	33,473
2,441	Central Garden & Pet Co., Class A*	116,802
3,493	Energizer Holdings, Inc.	140,069
1,767	Ocean Bio-Chem, Inc.	15,373
640	Oil-Dri Corp of America	20,947
1,701	Spectrum Brands Holdings, Inc.	173,026
714	WD-40 Co.	174,673

		674,363

Shares		Value
Common Stocks, continued
Independent Power and Renewable Electricity Producers (0.4%):
4,220	Atlantica Sustainable Infrastructure plc	$150,907
703	Clearway Energy, Inc., Class A	23,537
2,596	Clearway Energy, Inc., Class C	93,534
2,863	Ormat Technologies, Inc.^	227,036
5,158	Sunnova Energy International, Inc.*	144,011

		639,025

Insurance (3.1%):
2,802	AMBAC Financial Group, Inc.*	44,972
3,895	American Equity Investment Life Holding Co.	151,593
1,583	American National Group , Inc.	298,934
1,428	Amerisafe, Inc.	76,869
1,862	Argo Group International Holdings, Ltd.	108,201
4,486	Assured Guaranty, Ltd.	225,197
2,314	Axis Capital Holdings, Ltd.	126,044
4,299	Brighthouse Financial, Inc.*	222,688
5,374	Citizens, Inc.*	28,536
3,445	Crawford & Co.	25,803
2,876	Crawford & Co., Class A	21,541
2,691	Donegal Group, Inc., Class A	38,454
1,337	eHealth, Inc.*	34,094
1,475	Employers Holdings, Inc.	61,036
897	Enstar Group, Ltd.*	222,088
2,111	FedNat Holding Co.*	2,977
10,826	Genworth Financial, Inc., Class A*	43,845
1,050	Global Indemnity Group LLC, Class A	26,387
3,055	Greenlight Capital Re, Ltd.*	23,951
1,752	Hallmark Financial Services, Inc.*	7,621
1,817	Hanover Insurance Group, Inc. (The)	238,136
489	HCI Group, Inc.	40,851
1,369	Heritage Insurance Holdings, Inc.	8,050
2,079	Horace Mann Educators Corp.	80,457
756	Independence Holding Co.	42,850
135	Investors Title Co.	26,615
1,855	James River Group Holdings	53,443
2,661	Kemper Corp.	156,440
1,473	Kingstone Co., Inc.	7,365
714	Kinsale Capital Group, Inc.	169,854
12,677	Maiden Holdings, Ltd.*	38,792
2,856	Mercury General Corp.	151,539
198	National Western Life Group, Inc., Class A	42,459
929	NI Holdings, Inc.*	17,567
1,205	Old Republic International Corp.	29,619
1,464	Primerica, Inc.	224,387
2,637	ProAssurance Corp.	66,716
2,224	RLI Corp.	249,310
797	Safety Insurance Group, Inc.	67,769
2,998	Selective Insurance Group, Inc.	245,656
6,247	SiriusPoint, Ltd.*	50,788
3,755	State Auto Financial Corp.	194,096
1,966	Stewart Information Services Corp.	156,749
204	The National Security Group, Inc.	1,877
2,849	Tiptree, Inc., Class A	39,402
232	Trupanion, Inc.*	30,631
2,000	United Fire Group, Inc.	46,380
4,002	United Insurance Holdings Co.	17,369
2,274	Universal Insurance Holdings, Inc.	38,658

See accompanying notes to the financial statements.

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance, continued
10,427	Unum Group	$256,191
184	White Mountains Insurance Group, Ltd.	186,558

		4,767,405

Interactive Media & Services (0.4%):
3,144	ANGI, Inc., Class A*	28,956
5,278	Cargurus, Inc.*	177,552
4,413	Cars.com, Inc.*	71,005
6,181	DHI Group, Inc.*	38,569
3,238	QuinStreet, Inc.*	58,899
1,095	Travelzoo, Inc.*	10,315
3,646	TripAdvisor, Inc.*	99,390
11,137	TrueCar, Inc.*	37,866
3,909	Yelp, Inc.*	141,662
1,473	Zedge, Inc., Class B*	12,521

		676,735

Internet & Direct Marketing Retail (0.4%):
1,021	1-800 Flowers.com, Inc., Class A*	23,861
738	Duluth Holdings, Inc.*	11,203
1,300	Lands’ End, Inc.*	25,519
3,018	Liquidity Services, Inc.*	66,637
1,724	PetMed Express, Inc.^	43,548
3,615	Quotient Technology, Inc.*	26,823
16,641	Qurate Retail, Inc., Class A	126,472
2,713	Shutterstock, Inc.	300,818

		624,881

IT Services (1.9%):
2,157	Alliance Data Systems Corp.	143,591
622	BM Technologies, Inc.*^	5,729
1,700	Brightcove, Inc.*	17,374
1,100	Cantaloupe, Inc.*	9,768
962	Cass Information Systems, Inc.	37,826
289	Concentrix Corp.	51,621
9,103	Conduent, Inc.*	48,610
1,673	CSG Systems International, Inc.	96,398
758	CSP, Inc.*	6,663
1,282	DXC Technology Co.*	41,268
1,133	Euronet Worldwide, Inc.*	135,020
4,223	Evertec, Inc.	211,066
1,270	Evo Payments, Inc.*	32,512
2,415	Exlservice Holdings, Inc.*	349,620
1,053	Greensky, Inc.*	11,962
2,654	Hackett Group, Inc. (The)	54,487
439	I3 Verticals, Inc.*	10,005
1,300	Information Services Group, Inc.	9,906
1,362	International Money Express, Inc.*	21,737
10,373	Limelight Networks, Inc.*	35,579
3,634	LiveRamp Holdings, Inc.*	174,250
2,575	MAXIMUS, Inc.	205,150
862	Paysign, Inc.*	1,379
2,404	Perficient, Inc.*	310,813
3,168	PFSweb, Inc.*	40,804
8,429	Servicesource International, Inc.*	8,346
1,555	StarTek, Inc.*	8,117
4,816	Switch, Inc., Class A	137,930
6,004	Teradata Corp.*	254,990
2,606	TTEC Holdings, Inc.	235,973

Shares		Value
Common Stocks, continued
IT Services, continued
4,235	Unisys Corp.*	$87,114
3,544	Verra Mobility Corp.*	54,684
892	WEX, Inc.*	125,228

		2,975,520

Leisure Products (0.5%):
4,014	Acushnet Holdings Corp.	213,063
2,004	American Outdoor Brands, Inc.*	39,940
345	Brunswick Corp.	34,752
1,661	Clarus Corp.	46,043
1,402	Escalade, Inc.	22,138
723	Johnson Outdoors, Inc., Class A	67,738
1,065	Malibu Boats, Inc.*	73,197
2,419	Marine Products Corp.	30,238
850	Mastercraft Boat Holdings, Inc.*	24,080
2,805	Mattel, Inc.*	60,476
2,293	Nautilus Group, Inc.*	14,056
204	Polaris, Inc.	22,422
2,353	Smith & Wesson Brands, Inc.	41,883
2,209	Vista Outdoor, Inc.*	101,769
421	YETI Holdings, Inc.*	34,871

		826,666

Life Sciences Tools & Services (0.6%):
2,937	Codexis, Inc.*	91,840
7,407	Enzo Biochem, Inc.*	23,776
6,099	Fluidigm Corp.*^	23,908
5,439	Harvard Bioscience, Inc.*	38,345
447	Inotiv, Inc.*	18,805
1,848	Medpace Holdings, Inc.*	402,199
2,010	NanoString Technologies, Inc.*	84,882
5,166	Neogenomics, Inc.*	176,264
647	Personalis, Inc.*	9,233
1,700	Quanterix Corp.*	72,080

		941,332

Machinery (4.7%):
617	Alamo Group, Inc.	90,810
1,494	Albany International Corp., Class A	132,144
5,903	Allison Transmission Holdings, Inc.	214,574
1,910	Altra Industrial Motion Corp.	98,499
806	Art’s-Way Manufacturing Co.*	2,853
1,143	Astec Industries, Inc.	79,176
2,576	Barnes Group, Inc.	120,016
2,530	Blue Bird Corp.*	39,569
2,461	Chart Industries, Inc.*	392,505
1,959	CIRCOR International, Inc.*	53,246
2,632	Colfax Corp.*	120,993
1,556	Columbus McKinnon Corp.	71,981
3,325	Commercial Vehicle Group, Inc.*	26,799
2,638	Crane Co.	268,364
1,713	Desktop Metal, Inc.*	8,479
1,772	Douglas Dynamics, Inc.	69,214
500	Eastern Co. (The)	12,580
3,670	Energy Recovery, Inc.*	78,868
2,752	Enerpac Tool Group Corp.	55,811
1,044	EnPro Industries, Inc.	114,913
1,258	ESCO Technologies, Inc.	113,207
5,060	Evoqua Water Technologies Co.*	236,555
3,137	Federal Signal Corp.	135,958

See accompanying notes to the financial statements.

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
5,909	Flowserve Corp.	$180,815
2,736	Franklin Electric Co., Inc.	258,716
5,795	Gates Industrial Corp. plc*	92,198
1,765	Gencor Industries, Inc.*	20,350
2,094	Gorman-Rupp Co. (The)	93,288
459	Graham Corp.	5,710
4,634	Harsco Corp.*	77,434
2,380	Helios Technologies, Inc.	250,305
2,413	Hillenbrand, Inc.	125,452
785	Hurco Cos, Inc.	23,314
1,014	Hyster-Yale Materials Handling, Inc., Class A	41,675
219	ITT, Inc.	22,380
1,880	John Bean Technologies Corp.	288,693
472	Kadant, Inc.	108,787
3,498	Kennametal, Inc.	125,613
1,529	L.B. Foster Co., Class A*	21,024
238	Lincoln Electric Holdings, Inc.	33,194
578	Lindsay Corp.	87,856
1,597	Luxfer Holdings plc	30,838
3,228	Manitex International, Inc.*	20,530
2,653	Manitowoc Co., Inc. (The)*	49,319
589	Mayville Engineering Co., Inc.*	8,782
2,606	Meritor, Inc.*	64,577
728	Miller Industries, Inc.	24,315
3,522	Mueller Industries, Inc.	209,066
8,533	Mueller Water Products, Inc., Class A	122,875
3,562	NN, Inc.*	14,604
738	Omega Flex, Inc.	93,689
383	Oshkosh Corp.	43,168
1,229	Park-Ohio Holdings Corp.	26,018
1,599	Proto Labs, Inc.*	82,109
758	RBC Bearings, Inc.*	153,093
3,472	REV Group, Inc.	49,129
2,311	Shyft Group, Inc. (The)	113,539
1,692	SPX Corp.*	100,979
1,560	SPX FLOW, Inc.	134,909
731	Standex International Corp.	80,892
466	Taylor Devices, Inc.*	5,075
1,044	Tennant Co.	84,606
3,752	Terex Corp.	164,900
1,867	The Greenbrier Cos., Inc.	85,677
962	Timken Co.	66,657
5,430	Titan International, Inc.*	59,513
2,053	TriMas Corp.	75,961
4,025	Trinity Industries, Inc.	121,555
1,747	Twin Disc, Inc.*	19,147
3,327	Wabash National Corp.	64,943
2,027	Watts Water Technologies, Inc., Class A	393,583
13,695	Welbilt, Inc.*	325,530
282	Woodward, Inc.	30,868

		7,314,364

Marine (0.3%):
6,821	Costamare, Inc.	86,286
315	Eneti, Inc.	2,438
3,087	Genco Shipping & Trading, Ltd.	49,392
2,099	Kirby Corp.*	124,722
2,096	Matson, Inc.	188,703

		451,541

Shares		Value
Common Stocks, continued
Media (0.9%):
1,560	AMC Networks, Inc., Class A*	$53,726
478	Beasley Broadcast Group, Inc., Class A*	904
2,323	Boston Omaha Corp.*	66,740
7,836	comScore, Inc.*	26,172
144	Daily Journal Corp.*	51,369
976	DallasNews Corp.	7,018
4,222	E.W. Scripps Co. (The), Class A*	81,696
6,123	Entercom Communications Corp.*	15,736
6,190	Entravision Communications Corp., Class A	41,968
5,880	Gannett Co, Inc.*	31,341
3,567	Gray Television, Inc.	71,911
2,892	Hemisphere Media Group*	21,025
1,608	iHeartMedia, Inc., Class A*	33,832
2,165	John Wiley & Sons, Inc., Class A	123,990
2,864	Liberty Latin America, Ltd.*	33,394
9,557	Liberty Latin America, Ltd., Class C*	108,950
862	Loyalty Ventures, Inc.*	25,920
348	Marchex, Inc., Class B*	863
294	Nexstar Media Group, Inc., Class A	44,388
1,732	Scholastic Corp.	69,211
2,093	TechTarget, Inc.*	200,216
10,206	Tegna, Inc.	189,423
1,095	Thryv Holdings, Inc.*	45,037

		1,344,830

Metals & Mining (1.6%):
9,254	Alcoa Corp.	551,353
6,908	Allegheny Technologies, Inc.*	110,044
751	Alpha Metallurgical Resources, Inc.*	45,849
2,124	Ampco-Pittsburgh Corp.*	10,620
1,062	Arconic Corp.*	35,057
3,338	Carpenter Technology Corp.	97,436
3,900	Century Aluminum Co.*	64,584
8,414	Coeur Mining, Inc.*	42,407
6,250	Commercial Metals Co.	226,812
1,994	Compass Minerals International, Inc.	101,853
13,641	Ferroglobe plc*	84,711
13,641	Ferroglobe Unit*(a)	—
515	Fortitude Gold Corp.	3,409
1,805	Gold Resource Corp.	2,816
1,257	Haynes International, Inc.	50,695
25,965	Hecla Mining Co.	135,537
754	Kaiser Aluminum Corp.	70,831
1,117	Materion Corp.	102,697
9,373	McEwen Mining, Inc.*	8,309
798	Royal Gold, Inc.	83,958
2,868	Ryerson Holding Corp.	74,711
1,487	Schnitzer Steel Industries, Inc., Class A	77,205
3,318	SunCoke Energy, Inc.	21,866
1,939	Synalloy Corp.*	31,856
3,542	TimkenSteel Corp.*	58,443
6,784	United States Steel Corp.	161,527
1,458	Universal Stainless & Alloy Products, Inc.*	11,504
2,207	Warrior Met Coal, Inc.	56,742
2,997	Worthington Industries, Inc.	163,816

		2,486,648

See accompanying notes to the financial statements.

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Multiline Retail (0.3%):
1,321	Big Lots, Inc.	$59,511
654	Dillard’s, Inc., Class A^	160,243
1,916	Kohl’s Corp.	94,631
4,638	Macy’s, Inc.	121,423
1,573	Ollie’s Bargain Outlet Holdings, Inc.*	80,522
1,290	Tuesday Morning Corp.*	2,941

		519,271

Multi-Utilities (0.4%):
3,314	Avista Corp.	140,812
2,243	Black Hills Corp.	158,288
3,280	MDU Resources Group, Inc.	101,155
2,992	NorthWestern Corp.	171,023
1,043	Unitil Corp.	47,968
2,565	Via Renewables, Inc.	29,318

		648,564

Oil, Gas & Consumable Fuels (3.3%):
2,222	Alto Ingredients, Inc.*	10,688
17,054	Antero Midstream Corp.	165,083
11,771	Antero Resources Corp.*	205,992
1,071	Arch Resources, Inc.	97,804
1,954	Ardmore Shipping Corp.*	6,605
4,767	Berry Corp.	40,138
2,455	Brigham Minerals, Inc.	51,776
2,716	California Resources Corp.	116,000
2,330	Callon Petroleum Co.*	110,092
7,813	Centennial Resource Development, Inc., Class A*	46,722
1,598	Chesapeake Energy Corp.	103,103
1,822	Civitas Resources, Inc.	89,223
14,346	Clean Energy Fuel Corp.*	87,941
12,514	CNX Resources Corp.*	172,068
8,019	Comstock Resources, Inc.*	64,874
2,015	CONSOL Energy, Inc.*	45,761
4,374	CVR Energy, Inc.	73,527
5,022	Delek US Holdings, Inc.*	75,280
1,575	Denbury, Inc.*	120,629
8,834	DHT Holdings, Inc.	45,848
2,156	Dorian LPG, Ltd.	27,360
1,337	DT Midstream, Inc.	64,149
1,598	Earthstone Energy, Inc.*	17,482
17,427	Enlink Midstream LLC	120,072
5,958	EQT Corp.*	129,944
15,991	Equitrans Midstream Corp.	165,347
2,943	Evolution Petroleum Corp.	14,862
2,611	Green Plains, Inc.*	90,758
6,066	HollyFrontier Corp.	198,843
1,720	International Seaways, Inc.	25,250
27,996	Kosmos Energy, Ltd.*	96,866
725	Laredo Petroleum, Inc.*	43,594
4,991	Magnolia Oil & Gas Corp., Class A	94,180
8,515	Matador Resources Co.	314,374
6,809	Murphy Oil Corp.	177,783
9,513	Nordic American Tankers, Ltd.	16,077
128	Oasis Petroleum, Inc.	16,127
5,300	Overseas Shipholding Group, Inc.*	9,964
2,838	PAR Pacific Holdings, Inc.*	46,799
6,480	PBF Energy, Inc., Class A*	84,046

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,985	PDC Energy, Inc.	$291,948
5,636	Peabody Energy Corp.*	56,755
2,410	PHX Minerals, Inc.	5,230
6	PrimeEnergy Resources Corp.*	414
17,188	Range Resources Corp.*	306,462
523	Ranger Oil Corp.*	14,079
2,666	Renewable Energy Group, Inc.*	113,145
300	REX American Resources Corp.*	28,800
1,533	SandRidge Energy, Inc.*	16,035
3,705	Scorpio Tankers, Inc.	47,461
8,803	SFL Corp., Ltd.	71,744
400	SilverBow Resources, Inc.*	8,708
7,278	SM Energy Co.	214,555
29,966	Southwestern Energy Co.*	139,642
2,952	Talos Energy, Inc.*	28,930
1,980	Teekay Shipping Corp.*	6,217
2,363	Teekay Tankers, Ltd., Class A*	25,757
7,528	Tellurian, Inc.*	23,186
1,418	Whiting Petroleum Corp.*	91,716
3,425	World Fuel Services Corp.	90,660

		5,064,475

Paper & Forest Products (0.6%):
1,565	Clearwater Paper Corp.*	57,388
3,299	Glatfelter Corp.	56,743
5,062	Louisiana-Pacific Corp.	396,608
5,170	Mercer International, Inc.	61,988
1,100	Neenah, Inc.	50,908
6,201	Resolute Forest Products	94,689
2,103	Schweitzer-Mauduit International, Inc.	62,880
3,241	Verso Corp.	87,572

		868,776

Personal Products (0.6%):
4,160	Coty, Inc., Class A*	43,680
2,807	Edgewell Personal Care Co.	128,308
2,868	elf Beauty, Inc.*	95,246
1,964	Inter Parfums, Inc.	209,952
900	Lifevantage Corp.*	5,688
617	Medifast, Inc.	129,218
1,387	Natural Alternatives International, Inc.*	17,532
369	Natural Health Trends Corp.	2,498
2,257	Natures Sunshine Products, Inc.	41,754
1,929	Nu Skin Enterprises, Inc., Class A	97,897
340	United-Guardian, Inc.	5,576
1,070	Usana Health Sciences, Inc.*	108,284

		885,633

Pharmaceuticals (1.2%):
900	Adicet Bio, Inc.*	15,741
9,876	Amneal Pharmaceuticals, Inc.*	47,306
3,334	Amphastar Pharmaceuticals, Inc.*	77,649
877	ANI Pharmaceuticals, Inc.*	40,412
1,496	Aratana Therapeutics- CVR*(a)	—
358	Arvinas, Inc.*	29,406
1,561	Assembly Biosciences, Inc.*	3,637
4,700	BioDelivery Sciences International, Inc.*	14,570
2,268	Collegium Pharmaceutical, Inc.*	42,366
6,217	Corcept Therapeutics, Inc.*^	123,097

See accompanying notes to the financial statements.

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
3,415	Cumberland Pharmaceuticals, Inc.*	$15,948
5,512	Cymabay Therapeutics, Inc.*	18,631
14,088	Endo International plc*	52,971
1,163	EyePoint Pharmaceuticals, Inc.*	14,235
1,224	Harrow Health, Inc.*^	10,575
4,514	Innoviva, Inc.*	77,867
4,438	Intra-Cellular Therapies, Inc.*	232,285
1,144	Kala Pharmaceuticals, Inc.*	1,384
4,227	Lannett Co., Inc.*	6,848
10,744	Nektar Therapeutics*	145,151
882	NGM Biopharmaceuticals, Inc.*	15,620
2,308	Otonomy, Inc.*	4,801
2,257	Pacira BioSciences, Inc.*	135,804
2,916	Perrigo Co. plc	113,432
800	Phathom Pharmaceuticals, Inc.*	15,736
1,714	Phibro Animal Health Corp., Class A	35,000
3,434	Prestige Consumer Healthcare, Inc.*	208,272
420	Relmada Therapeutics, Inc.*	9,463
911	scPharmaceuticals, Inc.*	4,573
6,222	SIGA Technologies, Inc.*	46,789
2,677	Supernus Pharmaceuticals, Inc.*	78,061
1,805	Taro Pharmaceutical Industries, Ltd.*	90,449
3,530	Zogenix, Inc.*	57,363

		1,785,442

Professional Services (2.4%):
1,888	Acacia Research Corp.*	9,685
3,722	ASGN, Inc.*	459,295
572	Barrett Business Services, Inc.	39,502
403	CACI International, Inc., Class A*	108,492
2,703	CBIZ, Inc.*	105,741
490	CRA International, Inc.	45,746
3,450	Exponent, Inc.	402,719
1,473	Forrester Research, Inc.*	86,509
1,282	Franklin Covey Co.*	59,434
1,796	FTI Consulting, Inc.*	275,542
1,280	Heidrick & Struggles International, Inc.	55,974
1,154	Huron Consulting Group, Inc.*	57,585
1,116	ICF International, Inc.	114,446
1,783	Insperity, Inc.	210,590
6,887	KBR, Inc.	327,959
2,940	Kelly Services, Inc., Class A	49,304
1,439	Kforce, Inc.	108,242
3,287	Korn Ferry	248,925
958	ManpowerGroup, Inc.	93,242
1,365	ManTech International Corp., Class A	99,549
1,332	Mastech Digital, Inc.*	22,737
3,943	Mistras Group, Inc.*	29,296
484	Nielsen Holdings plc	9,927
2,833	Resources Connection, Inc.	50,541
1,557	Science Applications International Corp.	130,150
4,127	TriNet Group, Inc.*	393,138
2,309	Trueblue, Inc.*	63,890
505	Willdan Group, Inc.*	17,776

		3,675,936

Real Estate Management & Devel (0.0%†):
4,771	Douglas Elliman, Inc.*	54,867

Shares		Value
Common Stocks, continued
Real Estate Management & Development (0.9%):
1,580	AMREP Corp.*	$24,016
395	CKX Lands, Inc.*	4,542
6,494	Cushman & Wakefield plc*	144,427
913	eXp World Holdings, Inc.	30,759
1,627	Five Point Holdings LLC, Class A*	10,641
1,972	Forestar Group, Inc.*	42,891
504	FRP Holdings, Inc.*	29,131
2,119	Howard Hughes Corp. (The)*	215,672
382	Indus Realty Trust, Inc.	30,965
10	J.W. Mays, Inc.*	406
7,966	Kennedy-Wilson Holdings, Inc.	190,228
2,463	Marcus & Millichap, Inc.*	126,746
1,035	Maui Land & Pineapple Co.*	10,309
8,443	Newmark Group, Inc.	157,884
1,207	Rafael Holdings, Inc., Class B*	6,156
688	RE/MAX Holdings, Inc., Class A	20,977
3,740	Realogy Holdings Corp.*	62,869
308	Stratus Properties, Inc.*	11,263
2,279	Tejon Ranch Co.*	43,483
1,076	The RMR Group, Inc., Class A	37,316
2,980	The St Joe Co.	155,109

		1,355,790

Road & Rail (0.8%):
1,546	ArcBest Corp.	185,288
1,322	Covenant Logistics Group, Inc.*	34,940
4,045	Heartland Express, Inc.	68,037
279	Landstar System, Inc.	49,947
2,692	Marten Transport, Ltd.	46,195
440	P.A.M. Transportation SVCS*	31,244
1,507	Ryder System, Inc.	124,222
1,478	Saia, Inc.*	498,130
2,170	Schneider National, Inc., Class B	58,395
1,170	Universal Logistics Holdings, Inc.	22,066
1,009	US Xpress Enterprises, Inc., Class A*	5,923
988	USA Truck, Inc.*	19,641
2,850	Werner Enterprises, Inc.	135,831
2,752	Yellow Corp.*	34,648

		1,314,507

Semiconductors & Semiconductor Equipment (4.2%):
1,889	Advanced Energy Industries, Inc.	172,012
2,013	Alpha & Omega Semiconductor, Ltd.*	121,907
1,892	Ambarella, Inc.*	383,868
12,720	Amkor Technology, Inc.	315,329
1,301	Amtech Systems, Inc.*	12,854
2,581	Axcelis Technologies, Inc.*	192,439
2,777	AXT, Inc.*	24,465
3,138	Azenta, Inc.	323,559
1,210	CEVA, Inc.*	52,320
3,357	Cirrus Logic, Inc.*	308,911
1,496	CMC Materials, Inc.	286,768
2,356	Cohu, Inc.*	89,740
522	Cyberoptics Corp.*	24,273
3,081	Diodes, Inc.*	338,325
4,503	FormFactor, Inc.*	205,877
4,679	GSI Technology, Inc.*	21,664
1,254	Ichor Holdings, Ltd.*	57,722

See accompanying notes to the financial statements.

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,349	inTest Corp.*	$17,159
2,631	Kulicke & Soffa Industries, Inc.	159,281
6,048	Lattice Semiconductor Corp.*	466,059
1,636	MagnaChip Semiconductor Corp.*	34,307
4,167	MaxLinear, Inc., Class A*	314,150
4,238	Neophotonics Corp.*	65,138
557	NVE Corp.	38,043
2,709	Onto Innovation, Inc.*	274,232
2,739	PDF Solutions, Inc.*	87,073
5,140	Photronics, Inc.*	96,889
2,109	Pixelworks, Inc.*	9,280
3,729	Power Integrations, Inc.	346,387
6,953	Rambus, Inc.*	204,349
3,315	Semtech Corp.*	294,803
1,031	Silicon Laboratories, Inc.*	212,819
1,126	SMART Global Holdings, Inc.*	79,935
2,469	Synaptics, Inc.*	714,800
2,584	Ultra Clean Holdings, Inc.*	148,218
2,559	Veeco Instruments, Inc.*	72,855

		6,567,810

Software (2.6%):
3,492	A10 Networks, Inc.	57,897
5,809	ACI Worldwide, Inc.*	201,572
994	Agilysys, Inc.*	44,193
2,376	Alarm.com Holding, Inc.*	201,509
1,546	Altair Engineering, Inc.*	119,537
2,494	American Software, Inc., Class A	65,268
746	Appfolio, Inc.*	90,311
935	Asure Software, Inc.*	7,321
2,721	Avaya Holdings Corp.*	53,876
2,785	Aware, Inc.*	8,773
2,509	Blackbaud, Inc.*	198,161
2,226	Bottomline Technologies, Inc.*	125,702
2,350	BSQUARE Corp.*	4,019
1,046	Cerence, Inc.*	80,166
1,700	ChannelAdvisor Corp.*	41,956
3,799	Cognyte Software, Ltd.*	59,530
2,139	CommVault Systems, Inc.*	147,420
782	Consensus Cloud Solutions, Inc.*	45,254
1,708	Duck Creek Technologies, Inc.*	51,428
2,276	Ebix, Inc.	69,190
1,929	Envestnet, Inc.*	153,047
2,347	J2 Global, Inc.*	260,188
402	Jamf Holding Corp.*	15,280
4,947	Mandiant, Inc.*	86,770
3,326	Mimecast, Ltd.*	264,650
2,038	Mitek Systems, Inc.*	36,175
1,064	New Relic, Inc.*	116,997
2,582	OneSpan, Inc.*	43,713
1,415	Ping Identity Holding Corp.*	32,375
2,333	Progress Software Corp.	112,614
2,317	Qualys, Inc.*	317,939
5,408	Sailpoint Technologies Holdings, Inc.*	261,423
1,169	Sapiens International Corp. NV	40,272
539	Shotspotter, Inc.*	15,911
1,900	Smith Micro Software, Inc.*	9,348
684	SPS Commerce, Inc.*	97,367

Shares		Value
Common Stocks, continued
Software, continued
3,280	Synchronoss Technologies, Inc.*	$8,003
870	Upland Software, Inc.*	15,608
3,329	Verint Systems, Inc.*	174,806
5,538	Vonage Holdings Corp.*	115,135
7,970	Xperi Holding Corp.	150,713

		4,001,417

Specialty Retail (3.2%):
2,730	Aaron’s Co., Inc. (The)	67,294
3,147	Abercrombie & Fitch Co., Class A*	109,610
10,208	American Eagle Outfitters, Inc.	258,466
422	America’s Car Mart, Inc.*	43,213
1,088	Asbury Automotive Group, Inc.*	187,930
1,671	AutoNation, Inc.*	195,256
5,705	Barnes & Noble Education, Inc.*	38,851
6,210	Bed Bath & Beyond, Inc.*	90,542
1,634	Big 5 Sporting Goods Corp.^	31,062
1,202	Boot Barn Holdings, Inc.*	147,906
1,732	Build-A-Bear Workshop, Inc.	33,809
2,857	Caleres, Inc.	64,797
2,599	Cato Corp., Class A	44,599
12,553	Chico’s FAS, Inc.*	67,535
757	Citi Trends, Inc.*	71,726
2,251	Conn’s, Inc.*	52,943
4,771	Designer Brands, Inc., Class A*	67,796
5,378	Foot Locker, Inc.	234,642
1,152	Genesco, Inc.*	73,924
753	Group 1 Automotive, Inc.	147,001
3,762	Guess?, Inc.	89,084
1,284	Haverty Furniture Cos., Inc.	39,252
849	Hibbett, Inc.	61,069
1,529	Lumber Liquidators Holdings, Inc.*	26,100
1,251	MarineMax, Inc.*	73,859
1,923	Monro, Inc.	112,053
1,222	Murphy U.S.A., Inc.	243,471
4,523	National Vision Holdings, Inc.*	217,059
2,762	ODP Corp. (The)*	108,491
443	OneWater Marine, Inc.	27,010
3,398	Penske Automotive Group, Inc.	364,334
3,598	Rent-A-Center, Inc.	172,848
6,055	Sally Beauty Holdings, Inc.*	111,775
1,818	Shoe Carnival, Inc.	71,047
3,862	Signet Jewelers, Ltd.	336,110
1,362	Sleep Number Corp.*	104,329
1,462	Sonic Automotive, Inc., Class A	72,296
2,363	Sportsman’s Warehouse Holdings, Inc.*	27,883
3,031	The Buckle, Inc.	128,242
823	The Children’s Place, Inc.*	65,256
4,201	The Container Store Group, Inc.*	41,926
1,307	Tile Shop Holdings, Inc.	9,319
2,271	Tilly’s, Inc.	36,586
624	TravelCenters of America, Inc.*	32,211
5,052	Urban Outfitters, Inc.*	148,327
303	Winmark Corp.	75,232
1,549	Zumiez, Inc.*	74,336

		4,898,407

See accompanying notes to the financial statements.

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.6%):
6,969	3D Systems Corp.*	$150,112
1,308	AstroNova, Inc.*	17,658
3,465	Avid Technology, Inc.*	112,855
6,556	NCR Corp.*	263,551
3,811	Stratasys, Ltd.*	93,332
2,418	Super Micro Computer, Inc.*	106,271
1,590	TransAct Technologies, Inc.*	17,331
600	Turtle Beach Corp.*	13,356
3,587	Xerox Holdings Corp.	81,210

		855,676

Textiles, Apparel & Luxury Goods (1.3%):
2,061	Carter’s, Inc.	208,614
2,038	Columbia Sportswear Co.	198,583
4,198	Crocs, Inc.*	538,268
2,291	Culp, Inc.	21,787
2,091	Fossil Group, Inc.*	21,516
2,571	G-III Apparel Group, Ltd.*	71,062
1,322	Hanesbrands, Inc.	22,104
3,472	Kontoor Brands, Inc.	177,940
816	Lakeland Industries, Inc.*	17,707
844	Movado Group, Inc.	35,305
1,247	Oxford Industries, Inc.	126,595
830	PVH Corp.	88,520
674	Rocky Brands, Inc.	26,825
999	Skechers U.S.A., Inc., Class A*	43,357
4,945	Steven Madden, Ltd.	229,794
418	Superior Group of Cos., Inc.	9,171
957	Unifi, Inc.*	22,155
1,916	Vera Bradley, Inc.*	16,305
4,779	Wolverine World Wide, Inc.	137,683

		2,013,291

Thrifts & Mortgage Finance (2.2%):
3,407	Axos Financial, Inc.*	190,485
2,838	BankFinancial Corp.	30,281
2,024	Bridgewater Bancshares, Inc.*	35,805
7,770	Capitol Federal Financial, Inc.	88,034
280	Citizens Community Bancorp, Inc.	3,856
5,449	Columbia Financial, Inc.*	113,666
1,537	ESSA Bancorp, Inc.	26,636
4,677	Essent Group, Ltd.	212,944
696	Federal Agricultural Mortgage Corp.	86,255
242	First Capital, Inc.	9,668
1,936	Flagstar Bancorp, Inc.	92,812
986	FS Bancorp, Inc.	33,159
195	Guaranty Federal Bankshares, Inc.	6,228
206	Hingham Institution for Savings	86,495
629	HMN Financial, Inc.*	15,335
973	Home Bancorp, Inc.	40,389
86	Home Federal Bancorp, Inc.	1,704
1,829	HomeStreet, Inc.	95,108
869	IF Bancorp, Inc.	21,577
3,933	Kearny Financial Corp.	52,112
390	Kentucky First Federal Bancorp	2,933
289	LendingTree, Inc.*	35,431
1,892	Luther Burbank Corp.	26,564
940	Malvern Bancorp, Inc.*	14,730

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
1,234	Merchants BanCorp	$58,405
1,842	Meta Financial Group, Inc.	109,894
2,242	MGIC Investment Corp.	32,330
3,941	Mr Cooper Group, Inc.*	163,985
18,699	New York Community Bancorp, Inc.	228,315
4,642	NMI Holdings, Inc., Class A*	101,428
3,578	Northfield Bancorp, Inc.	57,821
6,541	Northwest Bancshares, Inc.	92,621
3,132	Oceanfirst Financial Corp.	69,530
198	Oconee Federal Financial Corp.	4,316
1,129	Ocwen Financial Corp.*	45,126
2,010	PCSB Financial Corp.	38,270
1,668	Premier Financial Corp.	51,558
1,677	Provident Financial Holdings, Inc.	27,754
3,721	Provident Financial Services, Inc.	90,123
1,685	Prudential Bancorp, Inc.	22,882
4,780	Radian Group, Inc.	101,001
1,982	Riverview Bancorp, Inc.	15,242
3,418	Security National Financial Corp., Class A*	31,446
707	Southern Missouri Bancorp, Inc.	36,884
1,053	Sterling Bancorp, Inc.*	6,055
1,409	Territorial Bancorp, Inc.	35,577
3,100	TFS Financial Corp.	55,397
1,462	TrustCo Bank Corp. NY	48,699
3,395	Washington Federal, Inc.	113,325
1,247	Waterstone Financial, Inc.	27,259
1,850	Wawlker & Dunlop, Inc.	279,128
3,601	Western New England BanCorp, Inc.	31,545
2,314	WSFS Financial Corp.	115,978
35	WVS Financial Corp.	539

		3,414,640

Tobacco (0.1%):
763	Turning Point Brands, Inc.	28,826
975	Universal Corp.	53,547
9,542	Vector Group, Ltd.	109,542

		191,915

Trading Companies & Distributors (2.0%):
6,404	Air Lease Corp.	283,249
1,077	Alta Equipment Group, Inc.*	15,767
1,927	Applied Industrial Technologies, Inc.	197,903
3,172	Beacon Roofing Supply, Inc.*	181,914
569	BlueLinx Holdings, Inc.*	54,487
1,324	Boise Cascade Co.	94,269
2,002	DXP Enterprises, Inc.*	51,391
1,463	EVI Industries, Inc.*	45,690
1,550	GATX Corp.	161,495
2,503	Global Industrial Co.	102,373
573	GMS, Inc.*	34,443
1,299	H&E Equipment Services, Inc.	57,507
1,516	Herc Holdings, Inc.	237,330
1,475	Kaman Corp., Class A	63,646
989	Lawson Products, Inc.*	54,148
4,569	MRC Global, Inc.*	31,435
2,121	MSC Industrial Direct Co., Inc.	178,291
7,964	NOW, Inc.*	68,013
200	Rush Enterprises, Inc.	10,794
1,839	Rush Enterprises, Inc., Class A	102,322

See accompanying notes to the financial statements.

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued
89	SiteOne Landscape Supply, Inc.*	$21,563
2,140	Textainer Group Holdings, Ltd.	76,419
1,548	Titan Machinery, Inc.*	52,152
577	Transcat, Inc.*	53,332
3,118	Triton International, Ltd.	187,797
5,651	Univar Solutions, Inc.*	160,206
1,034	Veritiv Corp.*	126,737
3,051	WESCO International, Inc.*	401,481

		3,106,154

Transportation Infrastructure (0.0%†):
4,399	Macquarie Infrastructure Holdings LLC	16,056

Water Utilities (0.6%):
2,746	American States Water Co.	284,046
824	Artesian Resources Corp.	38,176
3,117	California Water Service Group	223,988
1,256	Consolidated Water Co., Ltd.	13,364
1,143	Middlesex Water Co.	137,503
2,502	Pure Cycle Corp.*	36,529
1,615	SJW Group	118,218
1,259	York Water Co. (The)	62,673

		914,497

Wireless Telecommunication Services (0.2%):
2,895	Shenandoah Telecommunications Co.	73,822
2,722	Spok Holdings, Inc.	25,396
6,578	Telephone & Data Systems, Inc.	132,547
2,003	United States Cellular Corp.*	63,135

		294,900

Total Common Stocks (Cost $105,615,859)		154,416,145

Preferred Stocks (0.1%):
Internet & Direct Marketing Retail (0.0%†):
161	Qurate Retail, Inc., 3/15/31	16,618

Media (0.0%†):
430	Liberty Broadband Corp., Series A	12,535

Trading Companies & Distributors (0.1%):
2,540	WESCO International, Inc., Series A	77,851

Total Preferred Stocks (Cost $81,328)		107,004

Shares		Value
Rights (0.0%†):
Biotechnology (0.0%†):
8,857	Achillion Pharm CVR, Expires on 1/29/49*	$12,843
2,004	Chinook Therapeutics-CVR, Expires on 12/31/49*	3,627
1,429	Pfenex, Inc. CVR, Expires on 1/3/22*^	1,072
4,400	Progenics Pharmaceuticals, Inc., Expires on 12/31/22*	1,672

		19,214

Household Durables (0.0%†):
4,044	Zagg, Inc. CVR, Expires on 1/2/49*	364

Media (0.0%†):
21,894	Media General, Inc. CVR, Expires on 12/31/49	2,708

Pharmaceuticals (0.0%†):
8,452	Xeris BioPharma Hold CVR, Expires on 10/6/49*	1,183

Total Rights (Cost $8,221)		23,469

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.6%):
878,871	BlackRock Liquidity FedFund, Institutional Class, 0.03%(b)(c)	878,871

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $878,871)		878,871

Shares		Value
Unaffiliated Investment Company (0.3%):
Money Markets (0.3%):
492,136	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	492,136

Total Unaffiliated Investment Company (Cost $492,136)		492,136

Total Investment Securities (Cost $107,076,415) — 100.6%(d)		155,917,625
Net other assets (liabilities) — (0.6)%		(933,407)

Net Assets — 100.0%		$154,984,218

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

CVR—Contingent Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $849,287.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$107,076,415

Investment securities, at value(a)	$155,917,625
Cash	661
Interest and dividends receivable	78,095
Receivable for investments sold	231,205
Prepaid expenses	775

Total Assets	156,228,361

Liabilities:
Payable for investments purchased	119,173
Payable for capital shares redeemed	91,163
Payable for collateral received on loaned securities	878,871
Manager fees payable	90,720
Administration fees payable	24,181
Distribution fees payable	32,400
Custodian fees payable	1,429
Administrative and compliance services fees payable	218
Transfer agent fees payable	806
Trustee fees payable	1,225
Other accrued liabilities	3,957

Total Liabilities	1,244,143

Net Assets	$154,984,218

Net Assets Consist of:
Paid in capital	$74,592,300
Total distributable earnings	80,391,918

Net Assets	$154,984,218

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,481,607
Net Asset Value (offering and redemption price per share)	$14.79

(a)	Includes securities on loan of $849,287.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$2,334,784
Interest	31
Income from securities lending	17,899
Foreign withholding tax	(1,616)

Total Investment Income	2,351,098

Expenses:
Management fees	1,404,840
Administration fees	79,115
Distribution fees	413,187
Custodian fees	11,331
Administrative and compliance services fees	1,932
Transfer agent fees	4,663
Trustee fees	7,970
Professional fees	7,042
Shareholder reports	3,071
Other expenses	4,286

Total expenses before reductions	1,937,437
Less Management fees contractually waived	(247,913)

Net expenses	1,689,524

Net Investment Income/(Loss)	661,574

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	30,812,302
Change in net unrealized appreciation/depreciation on securities	12,016,166

Net realized and Change in net unrealized gains/losses on investments	42,828,468

Change in Net Assets Resulting From Operations	$43,490,042

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$661,574	$827,180
Net realized gains/(losses) on investments	30,812,302	11,486,293
Change in unrealized appreciation/depreciation on investments	12,016,166	12,542,256

Change in net assets resulting from operations	43,490,042	24,855,729

Distributions to Shareholders:
Distributions	(12,429,190)	(5,590,083)

Change in net assets resulting from distributions to shareholders	(12,429,190)	(5,590,083)

Capital Transactions:
Proceeds from shares issued	663,840	24,620,324
Proceeds from dividends reinvested	12,429,190	5,590,083
Value of shares redeemed	(56,959,304)	(52,022,348)

Change in net assets resulting from capital transactions	(43,866,274)	(21,811,941)

Change in net assets	(12,805,422)	(2,546,295)
Net Assets:
Beginning of period	167,789,640	170,335,935

End of period	$154,984,218	$167,789,640

Share Transactions:
Shares issued	44,285	3,060,070
Dividends reinvested	881,503	536,476
Shares redeemed	(3,908,653)	(5,166,278)

Change in shares	(2,982,865)	(1,569,732)

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$12.46	$11.33	$10.19	$12.40	$11.42
Investment Activities:
Net Investment Income/(Loss)	0.06 (a)	0.05 (a)	0.05 (a)	0.07	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	3.50	1.46	2.00	(1.53)	1.16

Total from Investment Activities	3.56	1.51	2.05	(1.46)	1.23

Distributions to Shareholders From:
Net Investment Income	(0.09)	(0.05)	(0.06)	(0.07)	(0.07)
Net Realized Gains	(1.14)	(0.33)	(0.85)	(0.68)	(0.18)

Total Dividends	(1.23)	(0.38)	(0.91)	(0.75)	(0.25)

Net Asset Value, End of Period	$14.79	$12.46	$11.33	$10.19	$12.40

Total Return(b)	29.02%	13.97%	21.10%	(12.64)%	10.87%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$154,984	$167,790	$170,336	$149,873	$198,419
Net Investment Income/(Loss)	0.40%	0.54%	0.46%	0.48%	0.55%
Expenses Before Reductions(c)	1.17%	1.19%	1.17%	1.16%	1.16%
Expenses Net of Reductions	1.02%	1.04%	1.02%	1.01%	1.01%
Portfolio Turnover Rate	12%	22%	10%	9%	9%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2021

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,776 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $878,871 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2021

annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$154,365,185	$50,960	$—	#	$154,416,145
Preferred Stocks+	107,004	—	—		107,004
Rights+	—	23,469	—		23,469
Short-Term Security Held as Collateral for Securities on Loan	878,871	—	—		878,871
Unaffiliated Investment Company	492,136	—	—		492,136

Total Investment Securities	$155,843,196	$74,429	$—		$155,917,625

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL DFA U.S. Small Cap Fund	$18,905,518	$74,133,877

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

26

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2021

Value Stocks Risk — Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

Capitalization Risk — Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $107,010,830. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$61,729,193
Unrealized (depreciation)	(12,822,398)

Net unrealized appreciation/(depreciation)	$48,906,795

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$6,931,703	$5,497,487	$12,429,190

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL DFA U.S. Small Cap Fund	$1,043,366	$4,546,717	$5,590,083

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

27

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL DFA U.S. Small Cap Fund	$4,705,355	$26,779,768	$—	$48,906,795	$80,391,918

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, investments in real estate investment trusts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 60% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL DFA U.S. Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL DFA U.S. Small Cap Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

29

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 31.28% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $6,008,307.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $5,497,487.

30

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (``Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

31

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the

32

renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

33

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

35

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 32

Statement of Operations Page 32

Statements of Changes in Net Assets Page 33

Financial Highlights Page 34

Notes to the Financial Statements Page 35

Report of Independent Registered Public Accounting Firm Page 43

Other Federal Income Tax Information Page 44

Other Information Page 45

Approval of Investment Advisory and Subadvisory Agreements Page 46

Information about the Board of Trustees and Officers Page 49

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund. BlackRock International Limited and BlackRock (Singapore) Limited serve as Sub-subadvisers to the Fund, effective December 1, 2021.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Enhanced Bond Index Fund (the “Fund”) returned (1.94)%. That compared to a (1.54)% total return for its benchmark, the Bloomberg U.S. Aggregate Bond Index.I

The year began amid expectations of strong growth in 2021. In January and February, yields rose higher as Democrats took control of the U.S. Senate, the vaccine rollout accelerated, and Congress passed a $1.9 trillion fiscal stimulus package. These events helped drive government bond yields higher, which rattled investors despite the Federal Reserve’s (the Fed) stated intentions to maintain low interest rates through the end of 2021. The Fed’s dovish tone helped anchor the long end of the yield curve even as inflation concerns rose, leading to a flattening of the yield curve.

The flattening trend continued into the summer as the risks around COVID-19 fell and the economy reopened. Amid this optimism, riskier assets performed well through the middle of the year, only faltering later in the period with the rise of the Delta and Omicron variants and concerns over slowing growth in China. The Fed’s shift to a more hawkish tone late in the year due to higher inflation put additional pressure on bond prices, which further boosted yields.

In absolute terms, U.S. Treasuries, agency mortgages and investment grade credit were the largest contributors to the Fund’s negative returns. Prices on these assets fell under pressure from rising interest rates and higher inflation.

The Fund underperformed its benchmark due to fees along with its positioning within agency mortgages. Mortgages came under pressure as the market factored in the potential for a faster-than-expected tapering of the Fed’s asset purchase stimulus efforts. This downward pressure occurred despite ongoing purchases of these same assets by domestic banks, which otherwise helped support demand.

The Fund benefited from its duration and yield-curve positioning. The Fund generally held an underweight duration position throughout 2021, which added to relative performance as interest rates moved higher, particularly early in the year. The Fund’s curve positioning benefited as the market priced in a more hawkish tone by the Fed. The Fund also benefited from its decision to hold above-benchmark exposure to spread duration for most of the year, with a switch to below-benchmark exposure later in the year among investment grade credit as spreads tightened.

The Fund held derivatives in the form of foreign currency forward contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures to manage duration and yield curve exposures. These derivative positions benefited the portfolio by giving managers the ability to more precisely manage duration and yield curve risk, and to hedge currency risk from non-dollar bonds.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Although the Fund seeks to provide a total return in excess of the Index, market conditions or implementation of the Fund’s investment strategy may result in losses, and the Fund may not achieve the desired correlation with and/or may not outperform the Index.

Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® Enhanced Bond Index Fund	(1.94)%	4.55%	3.19%	2.55%
Bloomberg U.S. Aggregate Bond Index	(1.54)%	4.79%	3.57%	2.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Enhanced Bond Index Fund	$1,000.00	$998.40	$3.43	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Enhanced Bond Index Fund	$1,000.00	$1,021.78	$3.47	0.68%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Treasury Obligations	31.8%

U.S. Government Agency Mortgages	27.6

Corporate Bonds	24.0

Unaffiliated Investment Company	8.5

Certificates of Deposit	7.0

Collateralized Mortgage Obligations	6.0

Yankee Debt Obligations	5.8

Asset Backed Securities	3.7

Foreign Bonds	2.8

Commercial Paper	2.6

Short-Term Security Held as Collateral for Securities on Loan	1.0

Municipal Bonds	0.2

Total Investment Securities	121.0

Net other assets (liabilities)	(21.0)

Net Assets	100.0%

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Asset Backed Securities (3.7%):
$11,370,000	American Express Credit Account Master Trust, Class A, Series 2021-1, 0.90%, 11/15/26	$11,284,385
2,292,581	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	2,397,582
1,640,000	Benchmark Mortgage Trust, Class A4, Series 2018-B7, 4.51%, 11/15/51, Callable 10/15/28 @ 100	1,886,853
885,000	Citibank Credit Card Issuance Trust, Class A7, Series 2018-A7, 3.96%, 10/15/30	1,017,175
190,114	College Ave Student Loans LLC, Class A1, Series 2021-A, 1.20%(US0001M+110bps), 7/25/51, Callable 2/25/32 @ 100(a)	190,727
1,153,000	College Ave Student Loans LLC, Class A2, Series 2021-C, 2.32%, 7/26/55(a)	1,152,344
1,318,874	College Avenue Student Loans LLC, Class A2, Series 2021-B, 1.76%, 6/25/52, Callable 1/25/34 @ 100(a)	1,306,022
3,400,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-4, 1.26%, 10/15/30, Callable 4/15/25 @ 100(a)	3,370,968
3,640,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-2A, 0.96%, 2/15/30, Callable 12/15/24 @ 100(a)	3,613,853
160,000	Credit Acceptance Auto Loan Trust, Class A, Series 20-2A, 1.37%, 7/16/29, Callable 1/15/24 @ 100(a)	160,664
1,880,000	Credit Acceptance Auto Loan Trust, Class A, Series 2021-3A, 1.00%, 5/15/30, Callable 11/15/24 @ 100(a)	1,864,588
529,882	EDvestinU Private Education Loan Issue No 3 LLC, Class A, Series 2021-A, 1.80%, 11/25/45(a)	521,049
1,053,000	GoodLeap Sustainable Home Solutions Trust, Class A, Series 2021-5CS, 2.31%, 10/20/48(a)	1,050,502
1,893,907	GoodLeap Sustainable Home Solutions Trust, Class A, Series 2021-4GS, 1.93%, 7/20/48, Callable 3/20/36 @ 100(a)	1,852,107
2,960,000	GPMT, Ltd., Class A, Series 2021-FL4, 1.45%(US0001M+135bps), 12/15/36, Callable 11/15/23 @ 100(a)	2,959,027
2,900,000	Hyundai Auto Receivables Trust, Class A3, Series 2021-C, 0.74%, 5/15/26, Callable 12/15/25 @ 100	2,879,856
1,390,000	Lendmark Funding Trust, Class A, Series 2021-1A, 1.90%, 11/20/31, Callable 5/20/26 @ 100(a)	1,375,145
711,963	LoanCore Issuer, Ltd., Class A, Series 2018-CRE1, 1.24%(US0001M+113bps), 5/15/28, Callable 1/15/22 @ 100(a)	711,612
1,200,000	Mariner Finance Issuance Trust, Class A, Series 2021-AA, 1.86%, 3/20/36, Callable 3/20/26 @ 100(a)	1,179,807
1,307,276	Navient Private Education Loan Trust, Class A1B, Series 2020-lA, 1.11%(US0001M+100bps), 4/15/69, Callable 10/15/30 @ 100(a)	1,319,082
2,984,558	Navient Private Education Refi Loan Trust, Class A, Series 2021-DA, 1.26%(PRIME-(199)bps), 4/15/60, Callable 5/15/32 @ 100(a)	2,976,155

Principal Amount		Value
Asset Backed Securities, continued
$8,027,880	Navient Private Education Refi Loan Trust, Class A, Series 2021-EA, 0.97%, 12/16/69, Callable 3/15/29 @ 100(a)	$7,801,504
618,867	Navient Private Education Refi Loan Trust, Class A, Series 2021-A, 0.84%, 5/15/69, Callable 12/15/27 @ 100(a)	608,687
2,911,969	Navient Private Education Refi Loan Trust, Class A, Series 20-FA, 1.22%, 7/15/69, Callable 1/15/27 @ 100(a)	2,904,797
1,000,000	Navient Student Loan Trust, Class A2B, Series 2020-CA, 1.71%(US0001M+160bps), 11/15/68, Callable 7/15/30 @ 100(a)	1,029,579
223,841	Navient Student Loan Trust, Class A2, Series 2018-EA, 4.00%, 12/15/59, Callable 5/15/25 @ 100(a)	230,480
2,095,642	Navient Student Loan Trust, Class A2B, Series 2019-D, 1.16%(US0001M+105bps), 12/15/59, Callable 9/15/30 @ 100(a)	2,106,759
4,932,882	Nelnet Student Loan Trust, Class AFL, Series 2021-CA, 0.84%(US0001M+74bps), 4/20/62, Callable 12/20/30 @ 100(a)	4,943,630
4,169,896	Nelnet Student Loan Trust, Class APT2, Series 2021-A, 1.36%, 4/20/62, Callable 9/20/29 @ 100(a)	4,100,229
7,974,715	Nelnet Student Loan Trust, Class AFL, Series 2021-BA, 0.88%(US0001M+78bps), 4/20/62, Callable 7/20/29 @ 100(a)	7,982,432
3,420,092	Nelnet Student Loan Trust, Class AFX, Series 2021-DA, 1.63%, 4/20/62, Callable 6/20/31 @ 100(a)	3,386,724
1,400,000	PFS Financing Corp., Class A, Series 2021-A, 0.71%, 4/15/26(a)	1,380,538
1,025,157	Prodigy Finance CM2021-1 DAC, Class A, Series 2021-1A, 1.35%(US0001M+125bps), 7/25/51, Callable 2/25/27 @ 100(a)	1,025,313
2,009,000	Regional Management Issuance Trust, Class A, Series 2021-2, 0.02%, 8/15/33, Callable 8/15/26 @ 100(a)	1,970,786
1,619,070	SMB Private Education Loan Trust, Class APT1, Series 2021-C, 1.39%, 1/15/53(a)	1,589,062
29,080	SMB Private Education Loan Trust, Class A2A, Series 2015-B, 2.98%, 7/15/27, Callable 5/15/28 @ 100(a)	29,148
2,317,615	SMB Private Education Loan Trust, Class A1A, Series BA, 1.29%, 7/15/53(a)	2,296,159
386,956	SMB Private Education Loan Trust, Class A2B, Series 2020-A, 0.94%(US0001M+83bps), 9/15/37(a)	388,702
4,250,000	SMB Private Education Loan Trust, Class A2A1, Series 2021-A, 0.84%(US0001M+73bps), 1/15/53(a)	4,250,981
464,834	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 0.86%(US0001M+75bps), 10/15/35(a)	462,950
490,000	SMB Private Education Loan Trust, Class B, Series 2021-A, 2.31%, 1/15/53(a)	485,613

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Asset Backed Securities, continued
$810,174	SoFi Professional Loan Program, Class AFX, Series 2020-C, 1.95%, 2/15/46, Callable 4/15/28 @ 100(a)	$721,729
707,430	SoFi Professional Loan Program, Class A2FX, Series 2019-B, 3.09%, 8/17/48, Callable 9/15/26 @ 100(a)	722,163
19,796	SoFi Professional Loan Program, Class A2B, Series 2016-D, 2.34%, 4/25/33, Callable 3/25/24 @ 100(a)	19,922
493,935	SoFi Professional Loan Program, Class A2, Series 2015-d, 2.72%, 10/27/36, Callable 3/25/22 @ 100(a)	494,492
2,121,149	SoFi Professional Loan Program, Class A2FX, Series 2017-F, 2.84%, 1/25/41, Callable 5/25/25 @ 100(a)	2,153,405
1,683,698	SoFi Professional Loan Program, Class A2FX, Series 2020-A, 2.54%, 5/15/46, Callable 8/15/27 @ 100(a)	1,713,618
831,883	Westlake Automobile Receivables Trust, Class A2, Series 2020-1A, 1.44%, 9/15/23, Callable 9/15/23 @ 100(a)	832,669

Total Asset Backed Securities (Cost $100,878,130)		100,701,574

Collateralized Mortgage Obligations (6.0%):
1,930,000	ACRES Commercial Realty, Ltd., Class A, Series 2021-FL2, 1.49%(US0001M+140bps), 1/15/37, Callable 12/15/23 @ 100(a)	1,930,001
2,000,000	AIMCO CLO, Class AR, Series 2017-AA, 1.18%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(a)	1,990,184
2,810,000	Alen Mortgage Trust, Class A, Series 2021-ACEN, 1.26%(US0001M+115bps), 4/15/38(a)	2,806,431
1,000,000	Anchorage Capital CLO 7, Ltd., Class AR2, Series 2015-7A, 1.23%(US0003M+109bps), 1/28/31, Callable 1/28/22 @ 100(a)	999,991
1,735,000	Arbor Multifamily Mortgage Securities Trust, Class A5, Series 2020-MF1, 2.76%, 5/15/53, Callable 2/15/30 @ 100(a)	1,810,440
4,240,000	Arbor Realty Commercial Real Estate Notes, Ltd., Class A, Series 2021-FL4, 1.44%(US0001M+135bps), 11/15/36, Callable 6/15/24 @ 100(a)	4,243,287
500,000	Ares XXXIIR CLO, Ltd., Class A1A, Series 2014-32RA, 1.10%(US0003M+94bps), 5/15/30, Callable 2/15/22 @ 100(a)	500,087
3,830,000	BANK, Class A5, Series 2021-BN38, 2.52%, 12/15/64, Callable 12/15/31 @ 100	3,937,404
3,850,000	Barclays Commercial Mortgage Trust, Class A, Series 2018-TALL, 0.83%(US0001M+72bps), 3/15/37(a)	3,806,687
1,250,000	Battalion CLO VIII, Ltd., Class A1R2, Series 2015-8A, 1.19%(US0003M+107bps), 7/18/30, Callable 1/18/22 @ 100(a)	1,249,972
2,290,000	Battalion CLO X, Ltd., Class A1R2, Series 2016-10A, 1.29%(US0003M+117bps), 1/25/35, Callable 1/25/23 @ 100(a)	2,290,728
4,580,000	BDS, Ltd., Class A, Series 2021-FL10, 1.45%(US0001M+135bps), 12/18/36, Callable 12/18/23 @ 100(a)	4,569,543

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$668,000	Benchmark Mortgage Trust, Class C, Series 2019-B15, 3.84%, 12/15/72	$687,646
2,920,000	Benchmark Mortgage Trust, Class A5, Series 2021-B31, 2.67%, 12/15/54, Callable 12/15/31 @ 100	3,035,043
1,250,000	Benchmark Mortgage Trust, Class B, Series 2019-B15, 3.56%, 12/15/72	1,325,238
1,332,000	BF Mortgage Trust, Class B, Series 2019-NYT, 1.51%(US0001M+140bps), 11/15/35(a)	1,329,669
1,540,000	BSPRT Issuer, Ltd., Class A, Series 2021-FL7, 1.42%(US0001M+132bps), 12/15/38, Callable 12/15/23 @ 100(a)	1,540,000
1,120,000	BX, Class A, Series 2021-MFM1, 0.81%(US0001M+70bps), 1/15/34(a)	1,111,477
3,350,000	BX Commercial Mortgage Trust, Class A, Series 2020-ViV4, 2.84%, 3/9/44(a)	3,425,944
2,705,000	BX Commercial Mortgage Trust, Class A, Series 2021-XL2, 0.80%(US0001M+69bps), 10/15/38(a)	2,691,989
3,444,544	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.91%(US0001M+80bps), 12/15/29(a)	3,442,512
2,007,175	BX Commercial Mortgage Trust, Class A, Series 2019-XL, 1.03%(US0001M+92bps), 10/15/36(a)	2,006,613
2,110,000	BX Commercial Mortgage Trust, Class A, Series 2021-CIP, 1.02%(US0001M+92bps), 12/15/28(a)	2,109,345
551,000	BX Trust, Class D, Series 2019-OC11, 4.08%, 12/9/41(a)	565,568
4,800,000	BX Trust, Class A, Series 2021-ARIA, 1.01%(US0001M+90bps), 10/15/36(a)	4,791,013
615,000	Cantor Commercial Real Estate Lending, Class A4, Series 2019-CF2, 2.62%, 11/15/52, Callable 8/15/29 @ 100	632,306
603,000	Cantor Commercial Real Estate Lending, Class B, Series 2019-CF3, 3.50%, 1/15/53, Callable 12/15/29 @ 100(b)	641,146
3,225,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 1.18%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(a)	3,203,599
760,000	CGRBS Commercial Mortgage Trust, Class A, Series 2013-VN05, 3.37%, 3/13/35(a)	770,914
344,554	Chase Home Lending Mortgage Trust, Class A11, Series 2019-ATR2, 1.00%(US0001M+90bps), 7/25/49, Callable 1/25/23 @ 100(a)	345,611
3,320,000	CIM Retail Portfolio Trust, Class A, Series 2021-RETL, 1.51%(US0001M+140bps), 8/15/36	3,311,833
1,047,105	CIM Trust, Class A11, Series 2019-INV3, 1.04%(US0001M+100bps), 8/25/49, Callable 3/25/24 @ 100(a)	1,048,274
3,360,000	Cityline Commercial Mortgage Trust, Class A, Series 2016-CLNE, 2.78%, 11/10/31(a)(b)	3,419,875
3,075,000	Commercial Mortgage Loan Trust, Class A4, Series 2015-CCRE26, 3.63%, 10/10/48, Callable 8/10/25 @ 100	3,279,856

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48, Callable 7/10/25 @ 100	$711,029
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46, Callable 4/6/23 @ 100(a)	1,306,238
1,015,000	Commercial Mortgage Loan Trust, Class D, Series 2013-WWP, 3.90%, 3/10/31, Callable 3/10/23 @ 100(a)	1,051,916
3,870,000	Cosmopolitan Hotel Trust, Class A, Series 2017-CSMO, 1.04%(US0001M+93bps), 11/15/36(a)	3,867,175
2,306,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(a)	2,326,039
210,000	CSAIL Commercial Mortgage Trust, Class A5, Series 2018-CX11, 4.03%, 4/15/51, Callable 2/15/28 @ 100(b)	230,341
1,195,000	CSAIL Commercial Mortgage Trust, Class B, Series 2019-C15, 4.48%, 3/15/52	1,322,745
2,335,000	CSMC, Class B, Series 2021-BHAR, 1.61%(US0001M+150bps), 11/15/38(a)	2,336,083
2,011,600	CSMC, Class A1, Series 2021-NQM8, 1.84%, 10/25/66, Callable 11/25/24 @ 100(a)(b)	2,009,938
2,000,000	Dewolf Park CLO, Ltd., Class AR, Series 2017-1A, 1.04%(US0003M+92bps), 10/15/30, Callable 4/15/22 @ 100(a)	1,999,516
2,095,000	Dryden 43 Senior Loan Fund, Class AR2, Series 2016-43A, 1.17%(US0003M+104bps), 4/20/34, Callable 4/20/23 @ 100(a)	2,083,538
4,750,000	Elmwood CLO II, Ltd., Class AR, Series 2019-2A, 1.28%(US0003M+115bps), 4/20/34, Callable 4/20/23 @ 100(a)	4,750,608
5,382,001	Extended Stay America Trust, Class A, Series 2021-ESH, 1.19%(US0001M+108bps), 7/15/38(a)	5,382,001
715,112	Flagstar Mortgage Trust, Class A11, Series 2019-1, 1.05%(US0001M+95bps), 10/25/49, Callable 6/25/23 @ 100(a)	715,730
1,147,438	FRESB Multifamily Mortgage Pass Through, Class A10H, Series 2019-SB60, 3.50%(US0001M+350bps), 1/25/39, Callable 12/25/28 @ 100	1,192,957
1,230,000	FS RIALTO, Class A, Series 2021-FL2, 1.33%(US0001M+122bps), 4/16/26, Callable 4/16/23 @ 100	1,227,566
4,345,000	GCAT Trust, Class A1, Series 2021-NQM7, 1.92%, 8/25/66, Callable 1/25/22 @ 100(a)(b)	4,345,953
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,573,739
585,836	JP Morgan Chase Commercial Mortgage Securities Corp., Class A, Series 2021-MHC, 0.91%(US0001M+80bps), 4/15/38(a)	584,742
3,660,000	JP Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2021-NYAH, 0.87%(US0001M+76bps), 6/15/38	3,650,871
718,625	JP Morgan Mortgage Trust, Class A11, Series 2019-INV2, 1.00%(US0001M+90bps), 2/25/50, Callable 10/25/23 @ 100(a)	719,416

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$271,883	JP Morgan Mortgage Trust, Class A11, Series 2020-LTV1, 1.09%(US0001M+100bps), 6/25/50, Callable 2/25/23 @ 100(a)	$271,981
634,538	JP Morgan Mortgage Trust, Class A11, Series 2019-INV3, 1.09%(US0001M+100bps), 5/25/50, Callable 7/25/24 @ 100(a)	635,116
508,852	JP Morgan Mortgage Trust, Class A5, Series 2019-LTV3, 3.50%, 2/25/50, Callable 12/25/22 @ 100(a)(b)	512,045
380,505	JP Morgan Mortgage Trust, Class A11, Series 2019-LTV3, 0.94%(US0001M+85bps), 2/25/50, Callable 12/25/22 @ 100(a)	380,783
234,277	JP Morgan Mortgage Trust, Class A11, Series 2019-7, 1.00%(US0001M+90bps), 2/25/50, Callable 12/25/22 @ 100(a)	234,502
700,000	JPMDB Commercial Mortgage Securities Trust, Class A5, Series 2017-C5, 3.69%, 3/15/50, Callable 1/15/27 @ 100	756,945
842,619	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4FX, Series 2012-CBX, 3.48%, 6/15/45, Callable 6/15/22 @ 100(a)	846,192
2,904,000	KNDL Mortgage Trust, Class A, Series 2019-KNSQ, 0.91%(US0001M+80bps), 5/15/36(a)	2,900,777
1,530,000	Life Mortgage Trust, Class A, Series 2021-BMR, 0.81%(US0001M+70bps), 3/15/38(a)	1,518,540
1,875,000	LoanCore Issuer, Ltd., Class A, Series 2021-CRE6, 1.41%(US0001M+130bps), 11/15/38, Callable 11/15/23 @ 100(a)	1,873,847
630,000	MF1, Class A, Series 2021-W10, 1.12%(SOFR30A+107bps), 12/15/34(a)	629,458
3,570,000	MHP, Class A, Series 2021-STOR, 0.81%(US0001M+70bps), 7/15/38(a)	3,552,896
1,279,462	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48, Callable 5/15/25 @ 100	1,342,719
1,563,000	Morgan Stanley Capital I Trust, Class A, Series 2019-NUGS, 2.45%(US0001M+95bps), 12/15/36(a)	1,565,954
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49, Callable 10/15/26 @ 100	1,626,009
3,100,000	Neuberger Berman Loan Advisers CLO 45, Ltd., Class A, Series 2021-45A, 1.25%(US0003M+113bps), 10/14/35, Callable 10/14/23 @ 100(a)	3,097,261
1,200,000	Octagon Investment Partners XVII, Ltd., Class A2R2, Series 2013-1A, 1.22%(US0003M+110bps), 1/25/31, Callable 1/25/22 @ 100(a)	1,190,264
3,001,595	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30(a)(b)	3,170,044
1,510,000	One New York Plaza Trust, Class A, Series 2020-1NYP, 1.06%(US0001M+95bps), 1/15/26(a)	1,510,604
2,515,722	PRKCM Trust, Class A1, Series 2021-AFC2, 2.07%, 11/25/56, Callable 7/25/28 @ 100(a)(b)	2,512,254
1,250,000	RR 3, Ltd., Class A1R2, Series 2018-3A, 1.21%(US0003M+109bps), 1/15/30, Callable 1/15/22 @ 100(a)	1,248,968

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$1,853,947	Seasoned Credit Risk Transfer Trust, Class MA, Series 2019-2, 3.50%, 8/25/58, Callable 2/25/44 @ 100	$1,929,123
782,059	Seasoned Credit Risk Transfer Trust, Class MA, Series 2018-2, 3.50%, 11/25/57, Callable 7/25/31 @ 100	805,291
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48, Callable 6/10/26 @ 100	129,776
1,000,000	Signal Peak CLO 8, Ltd., Class A, Series 2020-8A, 1.40%(US0003M+127bps), 4/20/33, Callable 4/20/22 @ 100(a)	1,001,005
388,839	Tharaldson Hotel Portfolio Trust, Class A, Series 2018-THL, 1.15%(US0001M+75bps), 11/11/34(a)	388,395
1,000,000	Voya CLO, Ltd., Class A1R, Series 2017-3A, 1.17%(US0003M+104bps), 4/20/34, Callable 4/20/23 @ 100(a)	992,919
8,980,590	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 0.84%, 12/15/59, Callable 8/15/26 @ 100(b)	301,927
775,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48, Callable 4/15/25 @ 100	820,555
1,015,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,088,638
940,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2018-C46, 4.15%, 8/15/51	1,053,872
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48, Callable 4/15/25 @ 100	1,293,600
1,500,000	Whitebox CLO III, Ltd., Class A1, Series 2021-3A, 1.34%(US0003M+122bps), 10/15/34, Callable 10/15/23 @ 100(a)	1,501,594

Total Collateralized Mortgage Obligations (Cost $160,583,349)		160,922,221

Corporate Bonds (24.0%):
Aerospace & Defense (1.1%):
2,642,000	BAE Systems Holdings, Inc., 3.80%, 10/7/24(a)	2,803,566
647,000	BAE Systems Holdings, Inc., 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	694,089
216,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	299,004
1,062,000	General Dynamics Corp., 3.50%, 4/1/27, Callable 2/1/27 @ 100	1,155,287
1,020,000	General Dynamics Corp., 3.75%, 5/15/28, Callable 2/15/28 @ 100	1,129,065
1,249,000	Harris Corp., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,404,773
378,000	Huntington Ingalls Industries, Inc., 3.84%, 5/1/25, Callable 4/1/25 @ 100	400,672
821,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100	869,234
1,197,000	Huntington Ingalls Industries, Inc., 2.04%, 8/16/28, Callable 6/16/28 @ 100(a)	1,171,676
1,315,000	L3Harris Technologies, Inc., 3.85%, 12/15/26, Callable 9/15/26 @ 100	1,427,813
1,383,000	L3Harris Technologies, Inc., 4.40%, 6/15/28, Callable 3/15/28 @ 100	1,550,203

Principal Amount		Value
Corporate Bonds, continued
Aerospace & Defense, continued
$391,000	Lockheed Martin Corp., Series B, 6.15%, 9/1/36	$549,498
1,051,000	Lockheed Martin Corp., 3.80%, 3/1/45, Callable 9/1/44 @ 100	1,206,665
325,000	Lockheed Martin Corp., 4.09%, 9/15/52, Callable 3/15/52 @ 100	402,054
2,256,000	Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100	2,352,821
214,000	Northrop Grumman Corp., 4.75%, 6/1/43	270,845
217,000	Northrop Grumman Corp., 3.85%, 4/15/45, Callable 10/15/44 @ 100	246,385
1,503,000	Northrop Grumman Corp., 4.03%, 10/15/47, Callable 4/15/47 @ 100	1,778,150
115,000	Raytheon Technologies Corp., 7.00%, 11/1/28	146,775
2,427,000	Raytheon Technologies Corp., 4.13%, 11/16/28, Callable 8/16/28 @ 100	2,714,337
559,000	Raytheon Technologies Corp., 2.15%, 5/18/30, Callable 2/18/30 @ 100	697,905
415,000	Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100	468,857
709,000	Raytheon Technologies Corp., 4.35%, 4/15/47, Callable 10/15/46 @ 100	862,283
1,426,000	Raytheon Technologies Corp., 4.63%, 11/16/48, Callable 5/16/48 @ 100	1,826,325
10,000	Raytheon Technologies Corp., 2.82%, 9/1/51, Callable 3/1/51 @ 100	9,691
875,000	Raytheon Technologies Corp., 3.03%, 3/15/52, Callable 9/15/51 @ 100	879,550
264,000	Textron, Inc., 3.65%, 3/15/27, Callable 12/15/26 @ 100	283,554
1,098,000	Textron, Inc., 3.90%, 9/17/29, Callable 6/17/29 @ 100	1,204,251

		28,805,328

Air Freight & Logistics (0.2%):
620,000	FedEx Corp., 0.45%, 5/4/29, Callable 2/4/29 @ 100	693,679
2,502,000	FedEx Corp., 4.25%, 5/15/30, Callable 2/15/30 @ 100	2,847,364
2,000	FedEx Corp., 4.90%, 1/15/34	2,418
695,000	United Parcel Service, Inc., 0.38%, 11/15/23, Callable 8/15/23 @ 100	799,420
1,246,000	United Parcel Service, Inc., 3.40%, 3/15/29, Callable 12/15/28 @ 100	1,360,531
384,000	United Parcel Service, Inc., 4.45%, 4/1/30, Callable 1/1/30 @ 100	451,542

		6,154,954

Airlines (0.3%):
869,401	American Airlines Pass Through Trust, Series 2015-2, Class B, 4.40%, 3/22/25	857,629
319,624	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.25%, 7/15/25	316,428
74,538	American Airlines Pass Through Trust, Series 2017-1, Class B, 4.95%, 8/15/26	73,140
490,274	American Airlines Pass Through Trust, Series 2015-2, Class AA, 3.60%, 3/22/29	502,199
207,180	American Airlines Pass Through Trust, Series 2016-2, Class AA, 3.20%, 12/15/29	206,900

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Airlines, continued
$411,386	American Airlines Pass Through Trust, Series 2016-3, Class AA, 3.00%, 4/15/30	$411,831
169,531	American Airlines Pass Through Trust, Series 2017-1, Class AA, 3.65%, 8/15/30	176,549
675,256	American Airlines Pass Through Trust, Series 2019-1, 3.15%, 8/15/33	679,893
420,000	Delta Airlines Pass Through Trust, Series 2019-1, Class AA, 3.20%, 10/25/25	432,980
122,000	Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	123,586
8,234	United Airlines Pass Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23	8,284
44,912	United Airlines Pass Through Trust, Series 2014-2, Class B, 4.63%, 3/3/24	45,188
6,574	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.65%, 4/7/27	6,514
269,404	United Airlines Pass Through Trust, Series 2018-1, Class B, 4.60%, 9/1/27	272,773
1,174,290	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.88%, 4/15/29	1,282,912
11,011	United Airlines Pass Through Trust, Series 2015-1, Class AA, 3.45%, 6/1/29	11,481
386,041	United Airlines Pass Through Trust, Series 2019-2, Class B, 3.50%, 11/1/29	381,285
45,758	United Airlines Pass Through Trust, Series 2016-2, Class AA, 3.10%, 1/7/30	46,673
177,424	United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.88%, 4/7/30	179,038
214,670	United Airlines Pass Through Trust, Series 2018-1, Class AA, 3.50%, 9/1/31	223,119
344,172	United Airlines Pass Through Trust, Series 2016-1, Class AA, 4.15%, 2/25/33	375,469
472,467	United Airlines Pass Through Trust, Series 2019-2, Class AA, 2.70%, 11/1/33	467,195

		7,081,066

Auto Components (0.0%†):
520,000	BorgWarner, Inc., 1.00%, 5/19/31, Callable 2/19/31 @ 100	581,748

Automobiles (0.2%):
687,000	Daimler Finance North America LLC, 3.40%, 2/22/22(a)	689,740
1,577,000	Daimler Finance North America LLC, 2.13%, 3/10/25(a)	1,607,165
1,263,000	Daimler Finance North America LLC, 3.30%, 5/19/25(a)	1,333,674
150,000	Daimler Finance North America LLC, 3.50%, 8/3/25(a)	159,928
1,017,000	Daimler Finance North America LLC, 1.45%, 3/2/26(a)	1,007,162
534,000	Nissan Motor Acceptance Co. LLC, 2.45%, 9/15/28, Callable 7/15/28 @ 100(a)	521,102

		5,318,771

Banks (3.7%):
3,067,000	Bank of America Corp., 3.55% (US0003M+78 bps), 3/5/24, Callable 3/5/23 @ 100	3,154,437

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$1,283,000	Bank of America Corp., 4.00%, 1/22/25, MTN	$1,369,491
913,000	Bank of America Corp., Series L, 3.95%, 4/21/25	976,828
2,857,000	Bank of America Corp., 0.98% (SOFR+69 bps), 4/22/25, Callable 4/22/24 @ 100	2,834,458
1,683,000	Bank of America Corp., 3.37% (US0003M+81 bps), 1/23/26, Callable 1/23/25 @ 100	1,771,257
597,000	Bank of America Corp., 2.01% (US0003M+64 bps), 2/13/26, Callable 2/13/25 @ 100, MTN	604,380
748,000	Bank of America Corp., Series G, 4.45%, 3/3/26	823,526
6,244,000	Bank of America Corp., 1.32% (SOFR+115 bps), 6/19/26, Callable 6/19/25 @ 100, MTN	6,180,511
6,920,000	Bank of America Corp., 1.20% (SOFR+101 bps), 10/24/26, Callable 10/24/25 @ 100, MTN	6,779,690
6,098,000	Bank of America Corp., 3.56% (US0003M+106 bps), 4/23/27, Callable 4/23/26 @ 100, MTN	6,515,963
1,447,000	Bank of America Corp., 1.73% (SOFR+96 bps), 7/22/27, Callable 7/22/26 @ 100	1,438,186
2,767,000	Bank of America Corp., 3.82% (US0003M+158 bps), 1/20/28, Callable 1/20/27 @ 100, MTN	2,995,125
556,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	594,042
821,000	Bank of America Corp., 3.97% (US0003M+107 bps), 3/5/29, Callable 3/5/28 @ 100, MTN	898,799
1,535,000	Bank of America Corp., 4.27% (US0003M+131 bps), 7/23/29, Callable 7/23/28 @ 100	1,711,025
735,000	Bank of America Corp., 3.97% (US0003M+121 bps), 2/7/30, Callable 2/7/29 @ 100, MTN	809,382
1,510,000	Bank of America Corp., 3.19% (US0003M+118 bps), 7/23/30, Callable 7/23/29 @ 100, MTN	1,591,351
6,772,000	Bank of America Corp., 2.88% (US0003M+119 bps), 10/22/30, Callable 10/22/29 @ 100, MTN	6,991,758
472,000	Bank of America Corp., 2.50% (US0003M+99 bps), 2/13/31, Callable 2/13/30 @ 100, MTN	473,427
793,000	Bank of America Corp., 2.59% (SOFR+215 bps), 4/29/31, Callable 4/29/30 @ 100	800,211
295,000	Bank of America Corp., 1.90% (SOFR+153 bps), 7/23/31, Callable 7/23/30 @ 100, MTN	282,406
860,000	Bank of America Corp., 1.92% (SOFR+137 bps), 10/24/31, Callable 10/24/30 @ 100, MTN	822,129
580,000	Bank of America Corp., 0.65% (EUR003M+94 bps), 10/26/31, Callable 10/26/30 @ 100, MTN(a)	642,514
2,208,000	Bank of America Corp., 4.08% (US0003M+132 bps), 4/23/40, Callable 4/23/39 @ 100, MTN	2,538,259
1,180,000	Bank of America Corp., 2.68% (SOFR+193 bps), 6/19/41, Callable 6/19/40 @ 100, MTN	1,137,436
905,000	Bank of America Corp., 5.87% (US0003M+293 bps), 12/31/99, Callable 3/15/28 @ 100	1,009,075
5,943,000	Citigroup, Inc., 3.98% (US0003M+134 bps), 3/20/30, Callable 3/20/29 @ 100	6,558,630
4,621,000	Citigroup, Inc., 2.98% (SOFR+142 bps), 11/5/30, Callable 11/5/29 @ 100	4,804,532
479,000	Citigroup, Inc., 2.57% (SOFR+211 bps), 6/3/31, Callable 6/3/30 @ 100	482,709
480,000	Citigroup, Inc., 4.00% (H15T5Y+4 bps), 12/31/99, Callable 12/10/25 @ 100	483,720

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$210,000	JPMorgan Chase & Co., 4.02% (US0003M+100 bps), 12/5/24, Callable 12/5/23 @ 100	$221,362
309,000	JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	332,682
182,000	JPMorgan Chase & Co., 2.30% (SOFR+116 bps), 10/15/25, Callable 10/15/24 @ 100	186,075
1,385,000	JPMorgan Chase & Co., 2.00% (SOFR+159 bps), 3/13/26, Callable 3/13/25 @ 100	1,402,940
2,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100	2,124
2,230,000	JPMorgan Chase & Co., 3.96% (US0003M+125 bps), 1/29/27, Callable 1/29/26 @ 100	2,414,379
2,697,000	JPMorgan Chase & Co., 1.58% (SOFR+89 bps), 4/22/27, Callable 4/22/26 @ 100	2,669,164
5,311,000	JPMorgan Chase & Co., 3.78% (US0003M+134 bps), 2/1/28, Callable 2/1/27 @ 100	5,753,406
1,750,000	JPMorgan Chase & Co., 4.01% (US0003M+112 bps), 4/23/29, Callable 4/23/28 @ 100	1,931,557
1,318,000	JPMorgan Chase & Co., 3.70% (US0003M+116 bps), 5/6/30, Callable 5/6/29 @ 100	1,435,531
977,000	JPMorgan Chase & Co., 2.74% (SOFR+151 bps), 10/15/30, Callable 10/15/29 @ 100	1,003,268
1,346,000	JPMorgan Chase & Co., 3.11% (SOFR+246 bps), 4/22/41, Callable 4/22/40 @ 100	1,396,534
1,468,000	JPMorgan Chase & Co., 4.26% (US0003M+158 bps), 2/22/48, Callable 2/22/47 @ 100	1,802,173
400,000	JPMorgan Chase & Co., 4.03% (US0003M+146 bps), 7/24/48, Callable 7/24/47 @ 100	475,370
381,000	JPMorgan Chase & Co., 3.96% (US0003M+138 bps), 11/15/48, Callable 11/15/47 @ 100	447,722
254,000	JPMorgan Chase & Co., 3.90% (US0003M+122 bps), 1/23/49, Callable 1/23/48 @ 100	295,118
105,000	Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	106,623
1,676,000	Wells Fargo & Co., 3.00%, 2/19/25	1,747,776
290,000	Wells Fargo & Co., 1.34% (EUR003M+167 bps), 5/4/25, Callable 5/4/24 @ 100, MTN(a)	339,451
2,090,000	Wells Fargo & Co., 3.58% (US0003M+131 bps), 5/22/28, Callable 5/22/27 @ 100, MTN	2,247,331
2,835,000	Wells Fargo & Co., 2.88% (US0003M+117 bps), 10/30/30, Callable 10/30/29 @ 100, MTN	2,948,114
331,000	Wells Fargo & Co., 5.38%, 2/7/35	434,055
1,308,000	Wells Fargo & Co., 3.07% (SOFR+253 bps), 4/30/41, Callable 4/30/40 @ 100	1,341,736

		99,009,748

Beverages (0.4%):
7,123,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	8,594,576
1,258,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46, Callable 8/1/45 @ 100	1,594,781
275,000	Anheuser-Busch InBev Worldwide, Inc., 4.60%, 4/15/48, Callable 10/15/47 @ 100	337,140
490,000	Coca-Cola Co. (The), 1.00%, 3/9/41	539,004

Principal Amount		Value
Corporate Bonds, continued
Beverages, continued
$923,000	Keurig Dr Pepper, Inc., 3.20%, 5/1/30, Callable 2/1/30 @ 100	$976,253

		12,041,754

Biotechnology (0.4%):
160,000	AbbVie, Inc., 1.38%, 5/17/24, Callable 2/17/24 @ 100	187,558
140,000	AbbVie, Inc., 1.25%, 6/1/24, Callable 3/1/24 @ 100	163,804
2,680,000	AbbVie, Inc., 4.55%, 3/15/35, Callable 9/15/34 @ 100	3,191,768
1,789,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	2,139,057
864,000	AbbVie, Inc., 4.63%, 10/1/42, Callable 4/1/42 @ 100	1,052,361
672,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	803,140
612,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	759,346
700,000	Biogen, Inc., 3.15%, 5/1/50, Callable 11/1/49 @ 100	684,494
1,178,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	1,495,199
464,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	589,871

		11,066,598

Building Products (0.0%†):
897,000	Carrier Global Corp., 2.24%, 2/15/25, Callable 1/15/25 @ 100	917,415

Capital Markets (2.5%):
2,221,000	Ares Capital Corp., 4.25%, 3/1/25, Callable 1/1/25 @ 100	2,353,882
1,042,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	1,098,348
704,000	Ares Capital Corp., 2.15%, 7/15/26, Callable 6/15/26 @ 100	694,761
370,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313 bps), 12/29/49, Callable 9/20/26 @ 100	390,861
1,150,000	Bank of New York Mellon Corp. (The), 3.70% (H15T5Y+335 bps), 12/31/99, Callable 3/20/26 @ 100	1,177,312
1,578,000	Blackstone Private Credit Fund, 3.25%, 3/15/27, Callable 2/15/27 @ 100(a)	1,591,774
1,435,000	Charles Schwab Corp. (The), Series E, 4.62% (US0003M+332 bps), 12/29/49, Callable 3/1/22 @ 100	1,438,587
3,115,000	Charles Schwab Corp. (The), 4.00% (H15T5Y+317 bps), 12/31/99, Callable 6/1/26 @ 100	3,185,087
1,460,000	Goldman Sachs Group, Inc. (The), 0.00% (EUR003M+55 bps), 4/21/23, Callable 4/21/22 @ 100, MTN(a)	1,663,702
7,530,000	Goldman Sachs Group, Inc. (The), 3.50%, 4/1/25, Callable 3/1/25 @ 100	7,950,806
1,633,000	Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25, Callable 2/22/25 @ 100	1,738,796

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$730,000	Goldman Sachs Group, Inc. (The), 0.86% (SOFR+61 bps), 2/12/26, Callable 2/12/25 @ 100	$714,080
849,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26, Callable 11/25/25 @ 100	912,604
1,234,000	Goldman Sachs Group, Inc. (The), 1.33% (US0003M+117 bps), 5/15/26, Callable 5/15/25 @ 100	1,254,240
2,302,000	Goldman Sachs Group, Inc. (The), 4.41% (US0003M+143 bps), 4/23/39, Callable 4/23/38 @ 100	2,748,489
1,581,000	Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41	2,294,099
347,000	Goldman Sachs Group, Inc. (The), 3.21% (SOFR+151 bps), 4/22/42, Callable 4/22/41 @ 100	360,772
309,000	Goldman Sachs Group, Inc. (The), 2.91% (SOFR+147 bps), 7/21/42, Callable 7/21/41 @ 100	307,426
992,000	Intercontinental Exchange, Inc., 2.10%, 6/15/30, Callable 3/15/30 @ 100	984,229
683,000	Moody’s Corp., 3.10%, 11/29/61, Callable 5/29/61 @ 100	677,458
3,423,000	Morgan Stanley, 3.63%, 1/20/27	3,704,182
9,921,000	Morgan Stanley, 1.59% (SOFR+88 bps), 5/4/27, Callable 5/4/26 @ 100	9,813,853
4,744,000	Morgan Stanley, 3.59% (US0003M+134 bps), 7/22/28, Callable 7/22/27 @ 100	5,110,536
1,102,000	Morgan Stanley, 3.77% (US0003M+114 bps), 1/24/29, Callable 1/24/28 @ 100	1,198,315
1,564,000	Morgan Stanley, Series G, 4.43% (US0003M+163 bps), 1/23/30, Callable 1/23/29 @ 100, MTN	1,777,680
6,959,000	Morgan Stanley, 2.70% (SOFR+114 bps), 1/22/31, Callable 1/22/30 @ 100, MTN	7,122,864
552,000	Morgan Stanley, 1.79% (SOFR+1 bps), 2/13/32, Callable 2/13/31 @ 100, MTN	521,525
1,111,000	Morgan Stanley, 3.97% (US0003M+146 bps), 7/22/38, Callable 7/22/37 @ 100	1,264,469
196,000	State Street Corp., 2.90% (SOFR+3 bps), 3/30/26, Callable 3/30/25 @ 100	205,398
661,000	State Street Corp., Series F, 3.80% (US0003M+360 bps), Callable 3/15/22 @ 100	664,305
1,415,000	State Street Corp., Series H, 5.63% (US0003M+254 bps), 12/31/99, Callable 12/15/23 @ 100	1,464,525

		66,384,965

Chemicals (0.3%):
570,000	Air Products and Chemicals, Inc., 2.80%, 5/15/50, Callable 11/15/49 @ 100	582,456
503,000	Dow Chemical Co. (The), 1.13%, 3/15/32, Callable 12/15/31 @ 100	571,421
565,000	Dow Chemical Co. (The), 5.55%, 11/30/48, Callable 5/30/48 @ 100	796,010
3,116,000	DowDuPont, Inc., 4.49%, 11/15/25, Callable 9/15/25 @ 100	3,435,561
65,000	Ecolab, Inc., 2.70%, 12/15/51, Callable 6/15/51 @ 100	64,160
635,000	Ecolab, Inc., 2.75%, 8/18/55, Callable 2/18/55 @ 100	624,192

Principal Amount		Value
Corporate Bonds, continued
Chemicals, continued
$663,000	LYB International Finance III LLC, 4.20%, 5/1/50, Callable 11/1/49 @ 100	$763,070
353,000	Sherwin-Williams Co. (The), 4.50%, 6/1/47, Callable 12/1/46 @ 100	439,211
493,000	Westlake Chemical Corp., 3.38%, 8/15/61, Callable 2/15/61 @ 100	475,763

		7,751,844

Commercial Services & Supplies (0.0%†):
640,000	Republic Services, Inc., 2.38%, 3/15/33, Callable 12/15/32 @ 100	636,810
472,000	Waste Management, Inc., 2.00%, 6/1/29, Callable 4/1/29 @ 100^	469,222
107,000	Waste Management, Inc., 2.95%, 6/1/41, Callable 12/1/40 @ 100	111,037

		1,217,069

Communications Equipment (0.2%):
1,085,000	Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	1,225,565
1,662,000	Motorola Solutions, Inc., 4.60%, 5/23/29, Callable 2/23/29 @ 100	1,890,791
756,000	Motorola Solutions, Inc., 2.30%, 11/15/30, Callable 8/15/30 @ 100	731,888
1,822,000	Motorola Solutions, Inc., 2.75%, 5/24/31, Callable 2/24/31 @ 100	1,823,363
27,000	Motorola Solutions, Inc., 5.50%, 9/1/44	35,323

		5,706,930

Consumer Finance (0.5%):
740,000	American Honda Finance Corp., 1.38%, 11/10/22	854,703
110,000	American Honda Finance Corp., 0.55%, 3/17/23	126,405
1,000,000	Capital One Financial Corp., 1.65%, 6/12/29	1,189,543
1,394,000	General Motors Financial Co., Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	1,483,090
2,801,000	General Motors Financial Co., Inc., 4.35%, 4/9/25, Callable 2/9/25 @ 100	3,019,436
1,420,000	Hyundai Capital America, 3.95%, 2/1/22(a)	1,422,799
2,065,000	Hyundai Capital America, 2.38%, 2/10/23(a)	2,094,119
1,274,000	Toyota Motor Credit Corp., 3.00%, 4/1/25, MTN	1,339,334
1,166,000	Toyota Motor Credit Corp., 0.80%, 1/9/26, MTN^	1,134,902

		12,664,331

Containers & Packaging (0.1%):
1,876,000	Amcor Flexibles North America, Inc., 2.69%, 5/25/31, Callable 2/25/31 @ 100	1,895,949
349,000	International Paper Co., 4.80%, 6/15/44, Callable 12/15/43 @ 100	442,376
239,000	Packaging Corp. of America, 3.05%, 10/1/51, Callable 4/1/51 @ 100	238,946

		2,577,271

Diversified Consumer Services (0.0%†):
145,000	California Institute of Technology, 4.32%, 8/1/45	186,866
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	532,802

		719,668

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Diversified Financial Services (0.3%):
$1,000,000	BP Capital Markets America, Inc., 3.00%, 3/17/52, Callable 9/17/51 @ 100	$981,091
267,000	DAE Funding LLC, 3.38%, 3/20/28, Callable 1/20/28 @ 100(a)	270,004
3,284,000	Glencore Funding LLC, 1.63%, 4/27/26, Callable 3/27/26 @ 100(a)	3,224,425
1,032,000	Glencore Funding LLC, 2.50%, 9/1/30, Callable 6/1/30 @ 100(a)	999,951
536,000	Glencore Funding LLC, 2.85%, 4/27/31, Callable 1/27/31 @ 100(a)	530,871
644,000	Glencore Funding LLC, 2.63%, 9/23/31, Callable 6/23/31 @ 100(a)	624,388
331,000	Glencore Funding LLC, 3.38%, 9/23/51, Callable 3/23/51 @ 100(a)	318,751

		6,949,481

Diversified Telecommunication Services (1.6%):
2,000,000	AT&T, Inc., 0.88%, 11/27/22(a)(c)	1,983,900
425,000	AT&T, Inc., 2.30%, 6/1/27, Callable 4/1/27 @ 100	432,455
435,000	AT&T, Inc., 1.65%, 2/1/28, Callable 12/1/27 @ 100	425,643
375,000	AT&T, Inc., 4.10%, 2/15/28, Callable 11/15/27 @ 100	416,722
1,173,000	AT&T, Inc., 4.35%, 3/1/29, Callable 12/1/28 @ 100	1,319,054
2,753,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	3,100,610
935,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	1,080,970
930,000	AT&T, Inc., 5.25%, 3/1/37, Callable 9/1/36 @ 100	1,152,518
490,000	AT&T, Inc., 2.60%, 5/19/38, Callable 11/19/37 @ 100	624,204
694,000	AT&T, Inc., 4.90%, 6/15/42	822,364
406,000	AT&T, Inc., 4.35%, 6/15/45, Callable 12/15/44 @ 100	457,807
1,116,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	1,340,939
602,000	AT&T, Inc., 4.50%, 3/9/48, Callable 9/9/47 @ 100	706,170
1,808,000	AT&T, Inc., 5.15%, 2/15/50, Callable 8/14/49 @ 100	2,322,506
786,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	812,884
1,505,000	AT&T, Inc., 3.50%, 2/1/61, Callable 8/1/60 @ 100	1,467,979
289,000	Verizon Communications, Inc., 4.13%, 3/16/27	321,076
276,000	Verizon Communications, Inc., 3.00%, 3/22/27, Callable 1/22/27 @ 100	291,196
3,288,000	Verizon Communications, Inc., 2.10%, 3/22/28, Callable 1/22/28 @ 100	3,291,397
807,000	Verizon Communications, Inc., 4.33%, 9/21/28	915,568
3,102,000	Verizon Communications, Inc., 4.02%, 12/3/29, Callable 9/3/29 @ 100	3,480,757
5,577,000	Verizon Communications, Inc., 3.15%, 3/22/30, Callable 12/22/29 @ 100	5,892,050
466,000	Verizon Communications, Inc., 1.50%, 9/18/30, Callable 6/18/30 @ 100	437,864
1,836,000	Verizon Communications, Inc., 1.68%, 10/30/30, Callable 7/30/30 @ 100	1,741,584

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$1,673,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	$1,686,372
3,900,000	Verizon Communications, Inc., 2.65%, 11/20/40, Callable 5/20/40 @ 100	3,685,566
1,122,000	Verizon Communications, Inc., 4.86%, 8/21/46	1,451,353
221,000	Verizon Communications, Inc., 2.99%, 10/30/56, Callable 4/30/56 @ 100	206,911
417,000	Verizon Communications, Inc., 3.00%, 11/20/60, Callable 5/20/60 @ 100	393,307

		42,261,726

Electric Utilities (2.2%):
430,000	AEP Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100	434,261
527,000	AEP Texas, Inc., Series H, 3.45%, 1/15/50, Callable 7/15/49 @ 100	540,495
1,185,000	AEP Texas, Inc., 3.45%, 5/15/51, Callable 11/15/50 @ 100	1,220,418
221,000	AEP Transmission Co. LLC, 3.75%, 12/1/47, Callable 6/1/47 @ 100	244,944
565,000	AEP Transmission Co. LLC, 3.15%, 9/15/49, Callable 3/15/49 @ 100	580,218
780,000	AEP Transmission Co. LLC, 2.75%, 8/15/51, Callable 2/15/51 @ 100	745,418
1,044,000	Alabama Power Co., 3.45%, 10/1/49, Callable 4/1/49 @ 100	1,113,100
819,000	American Transmission Systems, Inc., 2.65%, 1/15/32, Callable 10/15/31 @ 100(a)	828,449
612,000	Baltimore Gas & Electric Co., 3.50%, 8/15/46, Callable 2/15/46 @ 100	665,486
1,216,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	1,385,649
335,000	Baltimore Gas & Electric Co., 3.20%, 9/15/49, Callable 3/15/49 @ 100	346,004
750,000	Commonwealth Edison Co., 3.13%, 3/15/51, Callable 9/15/50 @ 100	778,424
119,000	DTE Electric Co., Series A, 4.05%, 5/15/48, Callable 11/15/47 @ 100	142,840
1,088,000	DTE Electric Co., 3.95%, 3/1/49, Callable 9/1/48 @ 100	1,297,058
118,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	129,719
718,000	Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	799,487
259,000	Duke Energy Carolinas LLC, 3.45%, 4/15/51, Callable 10/15/50 @ 100	283,004
2,718,000	Duke Energy Florida LLC, 2.50%, 12/1/29, Callable 9/1/29 @ 100	2,784,991
955,000	Duke Energy Florida LLC, 1.75%, 6/15/30, Callable 3/15/30 @ 100	920,275
397,000	Duke Energy Florida LLC, 3.40%, 10/1/46, Callable 4/1/46 @ 100	422,174
391,000	Duke Energy Florida LLC, 3.00%, 12/15/51, Callable 6/15/51 @ 100	397,308
555,000	Duke Energy Ohio, Inc., 3.65%, 2/1/29, Callable 11/1/28 @ 100	603,655

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$95,000	Duke Energy Progress LLC, 3.45%, 3/15/29, Callable 12/15/28 @ 100	$102,719
337,000	Duke Energy Progress LLC, 4.20%, 8/15/45, Callable 2/15/45 @ 100	402,602
315,000	Duke Energy Progress LLC, 2.90%, 8/15/51, Callable 2/15/51 @ 100	316,915
220,000	Duke Energy Progress, Inc., 5.70%, 4/1/35	287,945
471,000	Duke Energy Progress, Inc., 4.10%, 5/15/42, Callable 11/15/41 @ 100	546,355
719,000	Duke Energy Progress, Inc., 4.10%, 3/15/43, Callable 9/15/42 @ 100	834,645
2,153,000	Edison International, 2.40%, 9/15/22, Callable 8/15/22 @ 100	2,170,170
258,000	Edison International, 4.95%, 4/15/25, Callable 3/15/25 @ 100	280,872
258,000	Entergy Arkansas LLC, 3.35%, 6/15/52, Callable 12/15/51 @ 100	273,346
754,000	Entergy Louisiana LLC, 1.60%, 12/15/30, Callable 9/15/30 @ 100	712,141
386,000	Entergy Louisiana LLC, 2.35%, 6/15/32, Callable 3/15/32 @ 100	383,232
511,000	Entergy Louisiana LLC, 2.90%, 3/15/51, Callable 9/15/50 @ 100	500,361
382,000	Exelon Corp., 5.63%, 6/15/35	487,090
898,000	Exelon Corp., 4.70%, 4/15/50, Callable 10/15/49 @ 100	1,131,326
193,000	FirstEnergy Corp., 2.05%, 3/1/25, Callable 2/1/25 @ 100	191,535
517,000	FirstEnergy Corp., 2.65%, 3/1/30, Callable 12/1/29 @ 100	511,441
203,000	FirstEnergy Corp., 7.38%, 11/15/31	274,441
636,000	FirstEnergy Corp., Series C, 3.40%, 3/1/50, Callable 9/1/49 @ 100	618,121
505,000	FirstEnergy Transmission LLC, 4.35%, 1/15/25, Callable 10/15/24 @ 100(a)	535,313
303,000	FirstEnergy Transmission LLC, 5.45%, 7/15/44, Callable 1/15/44 @ 100(a)	380,265
990,000	FirstEnergy Transmission LLC, 4.55%, 4/1/49, Callable 10/1/48 @ 100(a)	1,135,969
817,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	940,961
783,000	Florida Power & Light Co., 3.95%, 3/1/48, Callable 9/1/47 @ 100	940,809
449,000	Florida Power & Light Co., 3.99%, 3/1/49, Callable 9/1/48 @ 100	541,415
1,399,000	Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	1,492,206
658,000	MidAmerican Energy Co., 3.10%, 5/1/27, Callable 2/1/27 @ 100	699,638
1,639,000	MidAmerican Energy Co., 3.65%, 4/15/29, Callable 1/15/29 @ 100	1,805,799
399,000	MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100	419,853
705,000	Northern States Power Co., 2.90%, 3/1/50, Callable 9/1/49 @ 100	710,589

Principal Amount		Value
Corporate Bonds, continued
Electric Utilities, continued
$1,070,000	Northern States Power Co., 2.60%, 6/1/51, Callable 12/1/50 @ 100	$1,027,566
174,000	Northern States Power Co., 3.20%, 4/1/52, Callable 10/1/51 @ 100	186,920
2,318,000	NRG Energy, Inc., 4.45%, 6/15/29, Callable 3/15/29 @ 100(a)	2,520,825
451,000	Ohio Power Co., 1.63%, 1/15/31, Callable 10/15/30 @ 100	424,576
362,000	Ohio Power Co., 4.00%, 6/1/49, Callable 12/1/48 @ 100	418,594
716,000	Ohio Power Co., 2.90%, 10/1/51, Callable 4/1/51 @ 100	696,442
1,406,000	Oncor Electric Delivery Co. LLC, 3.70%, 11/15/28, Callable 8/15/28 @ 100	1,544,539
10,000	Oncor Electric Delivery Co. LLC, 5.75%, 3/15/29, Callable 12/15/28 @ 100	12,272
271,000	Oncor Electric Delivery Co. LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100	316,711
383,000	Oncor Electric Delivery Co. LLC, 4.10%, 11/15/48, Callable 5/15/48 @ 100	462,617
32,000	Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51, Callable 5/15/51 @ 100(a)	30,859
97,000	Pacific Gas and Electric Co., 2.50%, 2/1/31, Callable 11/1/30 @ 100	92,062
778,000	Pacific Gas and Electric Co., 3.25%, 6/1/31, Callable 3/1/31 @ 100	779,989
1,167,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	1,278,304
614,000	PECO Energy Co., 3.05%, 3/15/51, Callable 9/15/50 @ 100	627,171
535,000	Public Service Electric & Gas Co., 3.65%, 9/1/28, Callable 6/1/28 @ 100	588,573
340,000	Public Service Electric & Gas Co., 2.05%, 8/1/50, Callable 2/1/50 @ 100, MTN	289,532
3,823,000	Southern California Edison Co., Series E, 3.70%, 8/1/25, Callable 6/1/25 @ 100	4,061,559
813,000	Southern California Edison Co., Series 20C, 1.20%, 2/1/26, Callable 1/1/26 @ 100	796,855
869,000	Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	903,713
215,000	Tampa Electric Co., 4.20%, 5/15/45, Callable 11/15/44 @ 100	250,230
3,000	Tampa Electric Co., 4.45%, 6/15/49, Callable 12/15/48 @ 100	3,718
540,000	Tampa Electric Co., 3.63%, 6/15/50, Callable 12/15/49 @ 100	610,390
500,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100	505,923
381,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	523,370
451,000	Virginia Electric & Power Co., Series D, 4.65%, 8/15/43, Callable 2/15/43 @ 100	562,524
715,000	Virginia Electric and Power Co., Series B, 4.20%, 5/15/45, Callable 11/15/44 @ 100	849,172
2,301,000	Vistra Operations Co. LLC, 4.30%, 7/15/29, Callable 4/15/29 @ 100(a)	2,464,946

		59,121,403

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Electronic Equipment, Instruments & Components (0.0%†):
$198,000	Corning, Inc., 4.38%, 11/15/57, Callable 5/15/57 @ 100	$235,986

Entertainment (0.2%):
1,457,000	Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	1,560,351
889,000	Activision Blizzard, Inc., 2.50%, 9/15/50, Callable 3/15/50 @ 100	782,428
2,344,000	Electronic Arts, Inc., 1.85%, 2/15/31, Callable 11/15/30 @ 100	2,246,065
744,000	ViacomCBS, Inc., 6.88%, 4/30/36	1,057,321

		5,646,165

Equity Real Estate Investment (0.1%):
682,000	American Tower Corp., 2.30%, 9/15/31, Callable 6/15/31 @ 100	662,215
968,000	Crown Castle International Corp., 2.50%, 7/15/31, Callable 4/15/31 @ 100	960,362

		1,622,577

Equity Real Estate Investment Trusts (0.6%):
810,000	American Tower Corp., 0.40%, 2/15/27, Callable 12/15/26 @ 100	907,309
1,429,000	American Tower Corp., 1.50%, 1/31/28, Callable 11/30/27 @ 100	1,367,074
1,429,000	American Tower Corp., 3.80%, 8/15/29, Callable 5/15/29 @ 100	1,552,911
1,206,000	American Tower Corp., 2.10%, 6/15/30, Callable 3/15/30 @ 100	1,164,084
430,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	460,944
2,244,000	Crown Castle International Corp., 3.10%, 11/15/29, Callable 8/15/29 @ 100	2,334,983
1,155,000	Crown Castle International Corp., 2.25%, 1/15/31, Callable 10/15/30 @ 100	1,122,833
714,000	Crown Castle International Corp., 5.20%, 2/15/49, Callable 8/15/48 @ 100	919,149
362,000	Duke Realty LP, 4.00%, 9/15/28, Callable 6/15/28 @ 100	404,961
1,136,000	Duke Realty LP, 1.75%, 2/1/31, Callable 11/1/30 @ 100	1,077,763
2,070,000	Equinix, Inc., 2.00%, 5/15/28, Callable 3/15/28 @ 100	2,032,848
697,000	Equinix, Inc., 3.20%, 11/18/29, Callable 8/18/29 @ 100	731,849
329,000	Invitation Homes Operating Partnership LP, 2.30%, 11/15/28, Callable 9/15/28 @ 100	325,797
593,000	National Retail Properties, Inc., 3.10%, 4/15/50, Callable 10/15/49 @ 100	578,899
801,000	National Retail Properties, Inc., 3.50%, 4/15/51, Callable 10/15/50 @ 100	833,836
92,000	National Retail Properties, Inc., 3.00%, 4/15/52, Callable 10/15/51 @ 100	86,422
775,000	Prologis Euro Finance LLC, 1.50%, 9/10/49, Callable 3/10/49 @ 100	828,085
611,000	Realty Income Corp., 3.25%, 1/15/31, Callable 10/15/30 @ 100	655,298

		17,385,045

Principal Amount		Value
Corporate Bonds, continued
Food Products (0.0%†):
$420,000	General Mills, Inc., 0.45%, 1/15/26, Callable 10/15/25 @ 100	$481,090
643,000	Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	665,713

		1,146,803

Gas Utilities (0.0%†):
262,000	Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	305,784
461,000	Piedmont Natural Gas Co, Inc., 3.50%, 6/1/29, Callable 3/1/29 @ 100	493,442
500,000	Piedmont Natural Gas Co., Inc., 2.50%, 3/15/31, Callable 12/15/30 @ 100	495,840

		1,295,066

Health Care Equipment & Supplies (0.1%):
525,000	Becton Dickinson & Co., 1.40%, 5/24/23, Callable 4/24/23 @ 100	609,168
510,000	Becton Dickinson & Co., 0.03%, 8/13/25, Callable 7/13/25 @ 100	576,686
333,000	Boston Scientific Corp., 2.65%, 6/1/30, Callable 3/1/30 @ 100	338,661
500,000	DH Europe Finance II Sarl, 1.80%, 9/18/49, Callable 3/18/49 @ 100	598,596
100,000	Medtronic Global Holdings SCA, 1.75%, 7/2/49, Callable 1/2/49 @ 100	116,722

		2,239,833

Health Care Providers & Services (1.0%):
275,000	AHS Hospital Corp., 2.78%, 7/1/51, Callable 1/1/51 @ 100	273,650
448,000	Anthem, Inc., 4.55%, 3/1/48, Callable 9/1/47 @ 100	563,577
2,140,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	2,322,225
1,520,000	Cigna Corp., 3.40%, 3/1/27, Callable 12/1/26 @ 100	1,634,538
350,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	356,843
498,000	CVS Health Corp., 5.00%, 12/1/24, Callable 9/1/24 @ 100	543,207
5,000	CVS Health Corp., 2.88%, 6/1/26, Callable 3/1/26 @ 100	5,234
1,539,000	CVS Health Corp., 3.00%, 8/15/26, Callable 6/15/26 @ 100	1,622,648
1,470,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	1,594,534
587,000	CVS Health Corp., 4.30%, 3/25/28, Callable 12/25/27 @ 100	657,599
1,817,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	2,376,727
7,636,000	HCA, Inc., 5.25%, 4/15/25	8,456,870
2,570,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	2,891,250
90,000	HCA, Inc., 5.25%, 6/15/49, Callable 12/15/48 @ 100	115,988
1,361,000	Humana, Inc., 1.35%, 2/3/27, Callable 1/3/27 @ 100	1,322,765

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$221,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	$290,339
957,000	UnitedHealth Group, Inc., 4.20%, 1/15/47, Callable 7/15/46 @ 100	1,162,261
530,000	UnitedHealth Group, Inc., 3.75%, 10/15/47, Callable 4/15/47 @ 100	606,002
427,000	UnitedHealth Group, Inc., 4.25%, 6/15/48, Callable 12/15/47 @ 100	532,502

		27,328,759

Hotels, Restaurants & Leisure (0.3%):
610,000	Booking Holdings, Inc., 0.10%, 3/8/25, Callable 2/8/25 @ 100	694,497
626,000	Marriott International, Inc., 4.63%, 6/15/30, Callable 3/15/30 @ 100	706,627
1,200,000	McDonald’s Corp., Series G, 1.00%, 11/15/23, MTN(a)	1,396,182
722,000	McDonald’s Corp., 2.13%, 3/1/30, Callable 12/1/29 @ 100	720,002
885,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	1,139,368
336,000	McDonald’s Corp., 4.45%, 9/1/48, Callable 3/1/48 @ 100, MTN	414,564
893,000	Starbucks Corp., 2.25%, 3/12/30, Callable 12/12/29 @ 100	890,416
844,000	Starbucks Corp., 2.55%, 11/15/30, Callable 8/15/30 @ 100	860,552

		6,822,208

Industrial Conglomerates (0.2%):
785,000	3M Co., Series E, 0.95%, 5/15/23	907,531
637,000	General Electric Co., Series A, 6.75%, 3/15/32, MTN	869,574
962,000	Georgia-Pacific LLC, 3.60%, 3/1/25, Callable 12/1/24 @ 100(a)	1,020,395
1,653,000	Georgia-Pacific LLC, 0.95%, 5/15/26, Callable 4/15/26 @ 100(a)	1,600,157

		4,397,657

Insurance (0.3%):
342,000	American International Group, Inc., 4.50%, 7/16/44, Callable 1/16/44 @ 100	420,408
1,013,000	American International Group, Inc., 4.80%, 7/10/45, Callable 1/10/45 @ 100	1,284,310
572,000	Aon Corp., 4.50%, 12/15/28, Callable 9/15/28 @ 100	653,119
1,903,000	Aon Corp., 2.80%, 5/15/30, Callable 2/15/30 @ 100	1,962,539
103,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	121,913
480,000	Marsh & McLennan Cos., Inc., 1.35%, 9/21/26, Callable 6/21/26 @ 100	569,538
433,000	Marsh & McLennan Cos., Inc., 4.38%, 3/15/29, Callable 12/15/28 @ 100	493,937
803,000	Marsh & McLennan Cos., Inc., 1.98%, 3/21/30, Callable 12/21/29 @ 100	996,905
833,000	Marsh & McLennan Cos., Inc., 2.25%, 11/15/30, Callable 8/15/30 @ 100	829,539

Principal Amount		Value
Corporate Bonds, continued
Insurance, continued
$290,000	Metropolitan Life Global Funding I, 0.00%, 9/23/22(a)	$331,089
404,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	522,109

		8,185,406

Internet & Direct Marketing Retail (0.0%†):
185,000	eBay, Inc., 1.40%, 5/10/26, Callable 4/10/26 @ 100	181,735
773,000	Expedia Group, Inc., 5.00%, 2/15/26, Callable 11/15/25 @ 100	861,523

		1,043,258

IT Services (0.5%):
793,000	Fidelity National Information Services, Inc., 3.10%, 3/1/41, Callable 9/1/40 @ 100	802,813
2,380,000	Fiserv, Inc., 3.50%, 7/1/29, Callable 4/1/29 @ 100	2,561,389
404,000	Global Payments, Inc., 2.15%, 1/15/27, Callable 12/15/26 @ 100	404,438
2,345,000	Global Payments, Inc., 3.20%, 8/15/29, Callable 5/15/29 @ 100	2,444,060
315,000	Global Payments, Inc., 2.90%, 5/15/30, Callable 2/15/30 @ 100	320,418
1,193,000	IBM Corp., 2.85%, 5/15/40, Callable 11/15/39 @ 100	1,170,936
1,053,000	International Business Machines Corp., 3.30%, 5/15/26	1,126,113
211,000	International Business Machines Corp., 4.15%, 5/15/39	243,927
175,000	International Business Machines Corp., 4.25%, 5/15/49	211,949
599,000	Mastercard, Inc., 2.95%, 6/1/29, Callable 3/1/29 @ 100	640,510
1,725,000	MasterCard, Inc., 1.10%, 12/1/22, Callable 9/1/22 @ 100	1,983,682
934,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	1,119,599

		13,029,834

Life Sciences Tools & Services (0.2%):
866,000	Agilent Technologies, Inc., 2.30%, 3/12/31, Callable 12/12/30 @ 100	857,702
2,442,000	Thermo Fisher Scientific, Inc., 2.00%, 10/15/31, Callable 7/15/31 @ 100	2,409,580
1,000,000	Thermo Fisher Scientific, Inc., Series E, 1.88%, 10/1/49, Callable 4/1/49 @ 100, MTN	1,166,058

		4,433,340

Machinery (0.0%†):
663,000	Parker-Hannifin Corp., 3.25%, 6/14/29, Callable 3/14/29 @ 100	700,002

Media (0.5%):
1,480,000	Comcast Corp., 0.30%, 9/14/26, Callable 8/14/26 @ 100	1,661,119
3,978,000	Comcast Corp., 2.65%, 2/1/30, Callable 11/1/29 @ 100	4,115,110
937,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100	988,771

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$850,000	Comcast Corp., 3.97%, 11/1/47, Callable 5/1/47 @ 100	$978,381
358,000	Comcast Corp., 2.89%, 11/1/51, Callable 5/1/51 @ 100(a)	348,069
2,255,000	Comcast Corp., 2.94%, 11/1/56, Callable 5/1/56 @ 100(a)	2,152,104
674,000	Cox Communications, Inc., 3.60%, 6/15/51, Callable 12/15/50 @ 100(a)	710,099
724,000	COX Communications, Inc., 3.15%, 8/15/24, Callable 6/15/24 @ 100(a)	753,758
1,153,000	Discovery Communications LLC, 1.90%, 3/19/27, Callable 12/19/26 @ 100	1,376,754
301,000	NBCUniversal Media LLC, 4.45%, 1/15/43	365,227

		13,449,392

Multi-Utilities (0.2%):
5,000	Ameren Illinois Co., 4.15%, 3/15/46, Callable 9/15/45 @ 100	5,990
762,000	Ameren Illinois Co., 3.25%, 3/15/50, Callable 9/15/49 @ 100	811,784
245,000	Ameren Illinois Co., 2.90%, 6/15/51, Callable 12/15/50 @ 100	247,443
176,000	CenterPoint Energy Houston Electric LLC, 3.95%, 3/1/48, Callable 9/1/47 @ 100	210,396
695,000	CenterPoint Energy Houston Electric LLC, 3.35%, 4/1/51, Callable 10/1/50 @ 100	768,846
1,542,000	CenterPoint Energy Resources Corp., 1.75%, 10/1/30, Callable 7/1/30 @ 100	1,460,902
301,000	Consumers Energy Co., 3.80%, 11/15/28, Callable 8/15/28 @ 100	334,251
430,000	Consumers Energy Co., 4.05%, 5/15/48, Callable 11/15/47 @ 100	517,295
531,000	Consumers Energy Co., 3.75%, 2/15/50, Callable 8/15/49 @ 100	611,454
778,000	Consumers Energy Co., 3.10%, 8/15/50, Callable 2/15/50 @ 100	816,068
180,000	Consumers Energy Co., 3.50%, 8/1/51, Callable 2/1/51 @ 100	201,923
318,000	Consumers Energy Co., 2.65%, 8/15/52, Callable 2/15/52 @ 100	310,236

		6,296,588

Oil, Gas & Consumable Fuels (1.5%):
1,335,000	Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100(a)	1,400,398
575,000	Cameron LNG LLC, 3.40%, 1/15/38, Callable 7/15/37 @ 100(a)	597,709
771,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	853,883
656,000	Cheniere Corpus Christi Holdings LLC, 5.88%, 3/31/25, Callable 10/2/24 @ 100	727,373
3,247,000	Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27, Callable 1/1/27 @ 100	3,665,051
–	Devon Energy Corp., 5.88%, 6/15/28, Callable 0 @ –	—
78,000	Devon Energy Corp., 5.88%, 6/15/28, Callable 6/15/23 @ 102.94	84,497

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$753,000	Diamondback Energy, Inc., 4.40%, 3/24/51, Callable 9/24/50 @ 100	$865,747
1,007,000	Energy Transfer LP, 5.88%, 1/15/24, Callable 10/15/23 @ 100	1,085,042
1,064,000	Energy Transfer LP, 5.95%, 12/1/25, Callable 9/1/25 @ 100	1,212,960
587,000	Energy Transfer LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	670,647
1,900,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	2,142,250
1,725,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	1,981,594
236,000	Energy Transfer LP, 8.25%, 11/15/29, Callable 8/15/29 @ 100	311,000
1,329,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	1,531,673
857,000	Energy Transfer Operating LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	908,420
515,000	Enterprise Products Operating LLC, 4.20%, 1/31/50, Callable 7/31/49 @ 100	580,735
497,000	Enterprise Products Operating LLC, 3.30%, 2/15/53, Callable 8/15/52 @ 100	495,857
1,090,000	Exxon Mobil Corp., 1.41%, 6/26/39, Callable 12/26/38 @ 100	1,189,094
228,000	Kinder Morgan Energy Partners LP, SERIES MTN, 6.95%, 1/15/38, MTN	311,841
37,000	Kinder Morgan Energy Partners LP, 7.50%, 11/15/40	54,525
1,313,000	NGPL PipeCo LLC, 3.25%, 7/15/31, Callable 4/15/31 @ 100(a)	1,335,374
1,292,000	NGPL PipeCo. LLC, 4.88%, 8/15/27, Callable 2/15/27 @ 100(a)	1,437,350
770,000	Northern Natural Gas Co., 4.30%, 1/15/49, Callable 7/15/48 @ 100(a)	890,678
2,523,000	Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	2,746,866
1,268,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25, Callable 12/1/24 @ 100	1,407,480
1,255,000	Sabine Pass Liquefaction LLC, 5.00%, 3/15/27, Callable 9/15/26 @ 100	1,411,247
2,286,000	Sabine Pass Liquefaction LLC, 4.20%, 3/15/28, Callable 9/15/27 @ 100	2,500,312
220,000	Texas Eastern Transmission LP, 2.80%, 10/15/22, Callable 7/15/22 @ 100(a)	222,744
1,373,000	Texas Eastern Transmission LP, 3.50%, 1/15/28, Callable 10/15/27 @ 100(a)	1,478,268
1,119,000	Texas Eastern Transmission LP, 4.15%, 1/15/48, Callable 7/15/47 @ 100(a)	1,263,641
2,610,000	Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	3,187,141
2,198,000	Transcontinental Gas Pipe Line Co. LLC, 4.00%, 3/15/28, Callable 12/15/27 @ 100	2,402,238
255,000	Transcontinental Gas Pipe Line Co. LLC, 3.95%, 5/15/50, Callable 11/15/49 @ 100	286,771
240,000	Williams Cos., Inc., Series A, 7.50%, 1/15/31	326,059

		41,566,465

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Pharmaceuticals (0.0%†):
$257,000	Merck & Co., Inc., 2.75%, 12/10/51, Callable 6/10/51 @ 100	$252,931
538,000	Roche Holdings, Inc., 2.61%, 12/13/51, Callable 6/13/51 @ 100(a)	526,388

		779,319

Professional Services (0.4%):
4,169,000	Leidos, Inc., 4.38%, 5/15/30, Callable 2/15/30 @ 100	4,658,858
3,657,000	RELX Capital, Inc., 3.50%, 3/16/23, Callable 2/16/23 @ 100	3,766,004
1,797,000	RELX Capital, Inc., 3.00%, 5/22/30, Callable 2/22/30 @ 100	1,884,765

		10,309,627

Real Estate Management & Development (0.2%):
3,340,000	CC Holdings GS V LLC, 3.85%, 4/15/23	3,452,855
915,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	951,678

		4,404,533

Road & Rail (0.6%):
1,369,000	Burlington Northern Santa Fe LLC, 4.15%, 12/15/48, Callable 6/15/48 @ 100	1,686,661
313,000	Burlington Northern Santa Fe LLC, 2.88%, 6/15/52, Callable 12/15/51 @ 100	315,620
1,794,000	CSX Corp., 2.60%, 11/1/26, Callable 8/1/26 @ 100	1,869,791
540,000	CSX Corp., 3.25%, 6/1/27, Callable 3/1/27 @ 100	579,010
534,000	CSX Corp., 4.10%, 3/15/44, Callable 9/15/43 @ 100	624,868
145,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	152,170
1,356,000	Norfolk Southern Corp., 2.55%, 11/1/29, Callable 8/1/29 @ 100	1,389,135
243,000	Norfolk Southern Corp., 3.40%, 11/1/49, Callable 5/1/49 @ 100	261,456
478,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.95%, 3/10/25, Callable 1/10/25 @ 100(a)	509,341
1,490,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 1.20%, 11/15/25, Callable 10/15/25 @ 100(a)	1,455,088
397,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 4.45%, 1/29/26, Callable 11/29/25 @ 100(a)	436,114
633,000	Ryder System, Inc., 4.63%, 6/1/25, Callable 5/1/25 @ 100, MTN	696,628
1,566,000	Ryder System, Inc., 3.35%, 9/1/25, Callable 8/1/25 @ 100, MTN	1,656,554
349,000	Ryder System, Inc., 2.90%, 12/1/26, Callable 10/1/26 @ 100	363,558
1,707,000	Union Pacific Corp., 2.89%, 4/6/36, Callable 1/6/36 @ 100	1,784,482
2,000	Union Pacific Corp., 4.50%, 9/10/48, Callable 3/10/48 @ 100	2,563
1,224,000	Union Pacific Corp., 3.25%, 2/5/50, Callable 8/5/49 @ 100	1,313,017
85,000	Union Pacific Corp., 2.95%, 3/10/52, Callable 9/10/51 @ 100	86,215

Principal Amount		Value
Corporate Bonds, continued
Road & Rail, continued
$383,397	Union Pacific Railroad Co., Series 2014-1, 3.23%, 5/14/26	$404,538

		15,586,809

Semiconductors & Semiconductor Equipment (0.7%):
287,000	Applied Materials, Inc., 4.35%, 4/1/47, Callable 10/1/46 @ 100	365,617
1,271,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.88%, 1/15/27, Callable 10/15/26 @ 100	1,378,426
1,085,000	Broadcom, Inc., 4.70%, 4/15/25, Callable 3/15/25 @ 100	1,185,631
288,000	Broadcom, Inc., 3.46%, 9/15/26, Callable 7/15/26 @ 100	306,820
2,580,000	Broadcom, Inc., 4.75%, 4/15/29, Callable 1/15/29 @ 100	2,935,947
2,111,000	Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100	2,459,163
2,025,000	Broadcom, Inc., 4.15%, 11/15/30, Callable 8/15/30 @ 100	2,246,284
5,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(a)	4,888
335,000	Intel Corp., 3.10%, 2/15/60, Callable 8/15/59 @ 100	337,792
797,000	Intel Corp., 3.20%, 8/12/61, Callable 2/12/61 @ 100	818,097
16,000	KLA Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	17,346
925,000	KLA Corp., 3.30%, 3/1/50, Callable 8/28/49 @ 100	986,648
2,110,000	KLA-Tencor Corp., 4.10%, 3/15/29, Callable 12/15/28 @ 100	2,386,857
155,000	Lam Research Corp., 3.75%, 3/15/26, Callable 1/15/26 @ 100	168,933
303,000	Lam Research Corp., 4.88%, 3/15/49, Callable 9/15/48 @ 100	411,684
627,000	Lam Research Corp., 2.88%, 6/15/50, Callable 12/15/49 @ 100	630,024
1,249,000	NVIDIA Corp., 1.55%, 6/15/28, Callable 4/15/28 @ 100	1,233,842
685,000	QUALCOMM, Inc., 4.30%, 5/20/47, Callable 11/20/46 @ 100	855,079

		18,729,078

Software (1.0%):
1,438,000	Autodesk, Inc., 2.85%, 1/15/30, Callable 10/15/29 @ 100	1,484,050
1,171,000	Citrix Systems, Inc., 3.30%, 3/1/30, Callable 12/1/29 @ 100	1,185,033
3,721,000	Oracle Corp., 2.80%, 4/1/27, Callable 2/1/27 @ 100	3,837,605
3,274,000	Oracle Corp., 2.30%, 3/25/28, Callable 1/25/28 @ 100	3,260,158
120,000	Oracle Corp., 4.30%, 7/8/34, Callable 1/8/34 @ 100	132,974
1,072,000	Oracle Corp., 3.90%, 5/15/35, Callable 11/15/34 @ 100	1,149,788

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Software, continued
$1,560,000	Oracle Corp., 3.85%, 7/15/36, Callable 1/15/36 @ 100	$1,654,062
3,040,000	Oracle Corp., 3.80%, 11/15/37, Callable 5/15/37 @ 100	3,162,336
591,000	Oracle Corp., 6.13%, 7/8/39	781,035
2,111,000	Oracle Corp., 3.60%, 4/1/40, Callable 10/1/39 @ 100	2,127,147
3,356,000	Oracle Corp., 5.38%, 7/15/40	4,115,560
374,000	salesforce.com, Inc., 3.05%, 7/15/61, Callable 1/15/61 @ 100	385,828
1,499,000	ServiceNow, Inc., 1.40%, 9/1/30, Callable 6/1/30 @ 100	1,392,593
281,000	Vmware, Inc., 4.65%, 5/15/27, Callable 3/15/27 @ 100	316,996
427,000	Vmware, Inc., 3.90%, 8/21/27, Callable 5/21/27 @ 100	466,255
361,000	Vmware, Inc., 1.80%, 8/15/28, Callable 6/15/28 @ 100	351,714
1,164,000	Vmware, Inc., 2.20%, 8/15/31, Callable 5/15/31 @ 100	1,143,817

		26,946,951

Specialty Retail (0.1%):
1,251,000	Lowe’s Cos., Inc., 4.00%, 4/15/25, Callable 3/15/25 @ 100	1,350,757
861,000	Lowe’s Cos., Inc., 3.65%, 4/5/29, Callable 1/5/29 @ 100	943,081
486,000	Lowe’s Cos., Inc., 2.80%, 9/15/41, Callable 3/15/41 @ 100	474,603

		2,768,441

Technology Hardware, Storage & Peripherals (0.1%):
1,261,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	1,661,042
427,000	Apple, Inc., 3.85%, 8/4/46, Callable 2/4/46 @ 100	505,583
98,000	Dell International LLC/EMC Corp., 8.35%, 7/15/46, Callable 1/15/46 @ 100	163,805
541,000	Dell International LLC/EMC Corp., 3.45%, 12/15/51, Callable 6/15/51 @ 100(a)	517,320

		2,847,750

Tobacco (0.6%):
415,000	Altria Group, Inc., 2.20%, 6/15/27, Callable 4/15/27 @ 100	502,858
1,320,000	Altria Group, Inc., 3.13%, 6/15/31, Callable 3/15/31 @ 100	1,665,857
4,955,000	Altria Group, Inc., 5.80%, 2/14/39, Callable 8/14/38 @ 100	5,991,977
84,000	Altria Group, Inc., 6.20%, 2/14/59, Callable 8/14/58 @ 100	108,744
1,549,000	BAT Capital Corp., 3.22%, 9/6/26, Callable 7/6/26 @ 100	1,608,319
567,000	BAT Capital Corp., 4.76%, 9/6/49, Callable 3/6/49 @ 100	608,758
900,000	Philip Morris International, Inc., 2.00%, 5/9/36, Callable 2/9/36 @ 100	1,045,415
700,000	Philip Morris International, Inc., 1.45%, 8/1/39, Callable 5/1/39 @ 100	736,601

Principal Amount		Value
Corporate Bonds, continued
Tobacco, continued
$1,411,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	$1,523,141
1,732,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	2,101,728

		15,893,398

Trading Companies & Distributors (0.1%):
1,405,000	Air Lease Corp., 2.88%, 1/15/26, Callable 12/15/25 @ 100, MTN	1,444,867

Wireless Telecommunication Services (0.5%):
11,257,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	12,185,613
290,000	T-Mobile USA, Inc., 3.40%, 10/15/52, Callable 4/15/52 @ 100(a)	289,495

		12,475,108

Total Corporate Bonds (Cost $645,052,702)		645,342,335

Foreign Bonds (2.8%):
Aerospace & Defense (0.2%):
1,100,000	Airbus SE, 2.00%, 4/7/28, Callable 1/7/28 @ 100+(a)	1,361,116
1,000,000	Thales SA, 0.00%, 5/31/22, Callable 4/30/22 @ 100, MTN+(a)	1,139,635
1,200,000	Thales SA, 0.75%, 6/7/23, Callable 3/7/23 @ 100, MTN+(a)	1,382,480
100,000	Thales SA, 0.75%, 1/23/25, Callable 10/23/24 @ 100, MTN+(a)	115,891

		3,999,122

Auto Components (0.0%†):
630,000	Conti-Gummi Finance BV, 1.13%, 9/25/24, Callable 6/25/24 @ 100+(a)	734,853

Automobiles (0.1%):
310,000	Daimler International Finance BV, Series E, 0.25%, 11/6/23, MTN+(a)	355,277
870,000	Stellantis NV, 1.25%, 6/20/33, Callable 3/20/33 @ 100, MTN+(a)	964,287
300,000	Volkswagen International Finance NV, 4.13%, 11/16/38+(a)	472,624

		1,792,188

Banks (0.4%):
900,000	Banco de Sabadell SA, 1.12%(EUSA1+155bps), 3/11/27, Callable 3/11/26 @ 100+(a)	1,042,505
600,000	Banque Federative du Credit Mutuel SA, Series E, 0.75%, 6/15/23, MTN+(a)	692,633
920,000	Barclays plc, 0.58%(EUSA1+126bps), 8/9/29, Callable 8/9/28 @ 100+(a)	1,021,926
2,000,000	BNP Paribas SA, 0.25%(EUR003M+70bps), 4/13/27, Callable 4/13/26 @ 100, MTN+(a)	2,251,175
800,000	BNP Paribas SA, 0.50%(EUR0003M+83bps), 1/19/30, Callable 1/19/29 @ 100, MTN+(a)	889,086
500,000	BPCE SA, 0.25%, 1/15/26+(a)	567,854
300,000	de Volksbank NV, 1.75%(EUSA5+2.1bps), 10/22/30, Callable 10/22/25 @ 100, MTN+(a)	353,472
300,000	Erste Group Bank AG, 1.62%(EUAMDB05+210bps), 9/8/31, Callable 6/8/26 @ 100+(a)	350,832

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Foreign Bonds, continued
Banks, continued
$540,000	FCA Bank SpA, 0.50%, 9/18/23, Callable 6/18/23 @ 100+(a)	$618,926
400,000	KBC Group NV, Series E, 1.13%, 1/25/24, MTN+(a)	466,883
440,000	Mizuho Financial Group, Inc., Series E, 0.52%, 6/10/24, MTN+(a)	507,355
435,000	Simon International Finance SCA, 1.38%, 11/18/22, Callable 8/18/22 @ 100+(a)	500,629
1,000,000	Toronto-Dominion Bank (The), Series E, 0.38%, 4/25/24+(a)	1,148,822

		10,412,098

Beverages (0.1%):
180,000	Asahi Group Holdings, Ltd., 0.01%, 4/19/24, Callable 3/19/24 @ 100+(a)	204,872
360,000	Asahi Group Holdings, Ltd., 0.16%, 10/23/24, Callable 9/23/24 @ 100+(a)	410,720
600,000	Pernod Ricard SA, 0.00%, 10/24/23, Callable 9/24/23 @ 100+(a)	685,140

		1,300,732

Capital Markets (0.2%):
900,000	Credit Suisse Group AG, 3.25%(EUAMDB01+350bps), 4/2/26, Callable 4/2/25 @ 100, MTN+(a)	1,114,286
700,000	Deutsche Bank AG, 1.00%(EUR003M+1.6bps), 11/19/25, Callable 11/19/24 @ 100+(a)	810,256
670,000	SELP Finance Sarl, 0.88%, 5/27/29, Callable 2/27/29 @ 100+(a)	746,196
1,170,000	UBS Group AG, 0.25%(EUSA1+55bps), 1/29/26, Callable 1/29/25 @ 100, MTN+(a)	1,333,333
240,000	UBS Group AG, 0.25%(EUSA1+0.77bps), 11/5/28, Callable 11/5/27 @ 100, MTN+(a)	268,256
1,140,000	Viterra Finance BV, 0.38%, 9/24/25, Callable 8/24/25 @ 100, MTN+(a)	1,288,335

		5,560,662

Chemicals (0.1%):
800,000	Air Liquide Finance SA, Series E, 0.38%, 4/18/22, Callable 1/24/22 @ 100+(a)	910,935
100,000	Arkema SA, 0.13%, 10/14/26, Callable 7/14/26 @ 100, MTN+(a)	113,877
390,000	Covestro AG, 0.88%, 2/3/26, Callable 11/3/25 @ 100, MTN+(a)	452,640

		1,477,452

Consumer Discretionary Products (0.1%):
1,110,000	Highland Holdings Sarl, 0.32%, 12/15/26, Callable 9/15/26 @ 100+	1,260,105

Consumer Finance (0.0%†):
570,000	Toyota Motor Finance Netherlands BV, Series E, 0.25%, 1/10/22, MTN+(a)	648,898

Diversified Consumer Services (0.0%†):
320,000	Motability Operations Group plc, 0.13%, 7/20/28, MTN+(a)	356,196

Diversified Financial Services (0.3%):
660,000	BAT International Finance plc, Series E, 0.88%, 10/13/23, Callable 7/13/23 @ 100+(a)	760,710

Principal Amount		Value
Foreign Bonds, continued
Diversified Financial Services, continued
$515,000	BAT International Finance plc, 1.25%, 3/13/27, Callable 12/13/26 @ 100, MTN+(a)	$595,624
490,000	BP Capital Markets BV, 1.47%, 9/21/41+(a)	541,525
825,000	BP Capital Matkets plc, 3.25%(EUSA5+388bps), Callable 3/22/26 @ 100+(a)	993,178
330,000	Enel Finance International NV, 0.03%, 6/17/24, Callable 5/17/24 @ 100, MTN+(a)	375,347
600,000	Holcim Finance Luxembourg SA, 0.13%, 7/19/27, MTN+(a)	670,046
390,000	Holcim Finance Luxembourg SA, 0.50%, 9/3/30, Callable 6/3/30 @ 100, MTN+(a)	426,828
320,000	Holcim Finance Luxembourg SA, 0.50%, 4/23/31, Callable 1/23/31 @ 100+(a)	345,595
600,000	PSA Banque France SA, 0.23%, 1/22/25, Callable 10/22/24 @ 100, MTN+(a)	678,262
400,000	Total Capital International SA, Series E, 2.13%, 3/15/23, MTN+(a)	468,686
300,000	Volvo Treasury AB, 0.00%, 2/11/23, MTN+(a)	342,383
700,000	Vonovia Finance BV, 0.75%, 1/25/22, MTN+(a)	797,386
1,500,000	Vonovia Finance BV, Series E, 0.13%, 4/6/23, Callable 3/6/23 @ 100, MTN+(a)	1,712,851

		8,708,421

Diversified Telecommunication Services (0.1%):
200,000	Orange SA, Series E, 0.75%, 9/11/23, Callable 6/11/23 @ 100, MTN+(a)	230,951
1,705,000	Telstra Corp., Ltd., Series E, 3.50%, 9/21/22, MTN+(a)	1,992,126

		2,223,077

Electric Utilities (0.0%†):
470,000	National Grid Electricity Transmission, 0.19%, 1/20/25, Callable 10/20/24 @ 100+(a)	536,067

Electrical Equipment (0.0%†):
400,000	Schneider Electric SE, 0.00%, 6/12/23, Callable 5/12/23 @ 100, MTN+(a)	456,970
400,000	Schneider Electric SE, Series E, 0.25%, 9/9/24, Callable 6/9/24 @ 100, MTN+(a)	459,356

		916,326

Electronic Equipment, Instruments & Components (0.0%†):
750,000	Amphenol Technologies Holding GmbH, 0.75%, 5/4/26, Callable 2/4/26 @ 100+(a)	871,683

Equity Real Estate Investment Trusts (0.1%):
200,000	Icade Sante SAS, 1.38%, 9/17/30, Callable 6/17/30 @ 100+(a)	233,414
1,500,000	Merlin Properties Socimi SA, 1.88%, 12/4/34, Callable 9/4/34 @ 100+(a)	1,674,516

		1,907,930

Food & Staples Retailing (0.0%†):
240,000	Tesco Corporate Treasury Services plc, 0.38%, 7/27/29, Callable 4/27/29 @ 100, MTN+(a)	261,986

Food Products (0.0%†):
280,000	Mondelez International Holdings Netherlands BV, 1.25%, 9/9/41, Callable 6/9/41 @ 100+(a)	305,251

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Foreign Bonds, continued
Health Care Equipment & Supplies (0.0%†):
$730,000	DH Europe Finance II Sarl, 0.20%, 3/18/26, Callable 12/18/25 @ 100+	$829,661
320,000	Medtronic Global Holdings SCA, 1.38%, 10/15/40, Callable 4/15/40 @ 100+	362,541

		1,192,202

Health Care Providers & Services (0.0%†):
390,000	Fresenius Finance Ireland plc, 0.88%, 10/1/31, Callable 7/1/31 @ 100, MTN+(a)	433,856

IT Services (0.0%†):
700,000	Amadeus IT Group SA, 2.88%, 5/20/27, Callable 2/20/27 @ 100, MTN+(a)	882,437
100,000	Amadeus IT Group SA, 1.88%, 9/24/28, Callable 6/24/28 @ 100, MTN+(a)	120,698

		1,003,135

Machinery (0.0%†):
400,000	KION Group AG, 1.63%, 9/24/25, Callable 6/24/25 @ 100, MTN+(a)	478,804

Media (0.1%):
870,000	Informa plc, 2.13%, 10/6/25, Callable 7/6/25 @ 100, MTN+(a)	1,036,972
610,000	SES SA, 2.00%, 7/2/28, Callable 4/2/28 @ 100+(a)	730,621
160,000	WPP Finance SA, 2.38%, 5/19/27, MTN+(a)	200,915

		1,968,508

Multi-Utilities (0.2%):
1,300,000	E.ON SE, 0.00%, 10/24/22, Callable 9/24/22 @ 100, MTN+(a)	1,483,524
395,000	ESB Finance DAC, Series E, 3.49%, 1/12/24+(a)	481,628
280,000	Innogy Finance BV, Series E, 0.75%, 11/30/22, Callable 8/30/22 @ 100, MTN+(a)	320,950
200,000	Redexis Gas Finance BV, 1.88%, 5/28/25, Callable 2/28/25 @ 100, MTN+(a)	238,692
100,000	Suez SA, 1.62%(EUAMDB05+215.1bps), Callable 6/1/26 @ 100+(a)	114,266
1,300,000	Veolia Environnement SA, Series E, 0.67%, 3/30/22, Callable 1/24/22 @ 100+(a)	1,480,564
200,000	Veolia Environnement SA, 1.59%, 1/10/28, Callable 10/10/27 @ 100, MTN+(a)	244,325
100,000	Veolia Environnement SA, 0.80%, 1/15/32, Callable 10/15/31 @ 100, MTN+(a)	114,154

		4,478,103

Oil, Gas & Consumable Fuels (0.2%):
330,000	Aker BP ASA, 1.13%, 5/12/29, Callable 2/12/29 @ 100, MTN+(a)	372,744
720,000	Digital Dutch Finco BV, 1.50%, 3/15/30, Callable 12/15/29 @ 100+(a)	849,028
600,000	Digital Dutch Finco BV, 1.00%, 1/15/32, Callable 10/15/31 @ 100+(a)	661,487
800,000	Repsol Europe Finance Sarl, 0.88%, 7/6/33, Callable 1/6/33 @ 100, MTN+(a)	892,183
1,100,000	TotalEnergies SE, 1.75%(EUSA5+176.5bps), 12/31/99, Callable 4/4/24 @ 100, MTN+(a)	1,274,148
1,600,000	TotalEnergies SE, 1.62%(EUSA5+199.3bps), 12/31/99, Callable 10/25/27 @ 100, MTN+(a)	1,803,217

		5,852,807

Principal Amount		Value
Foreign Bonds, continued
Pharmaceuticals (0.2%):
$475,000	Abbott Ireland Financing DAC, 0.88%, 9/27/23, Callable 8/27/23 @ 100+(a)	$550,914
490,000	Abbott Ireland Financing DAC, 0.10%, 11/19/24, Callable 10/19/24 @ 100+(a)	560,987
500,000	Merck Financial Services GmbH, 0.13%, 7/16/25, Callable 4/16/25 @ 100, MTN+(a)	571,645
200,000	Merck KGaA, 1.62%(EUAMDB05+194.8bps), 6/25/79, Callable 9/18/24 @ 100+(a)	233,480
1,125,000	Takeda Pharmaceutical Co., Ltd., 2.00%, 7/9/40, Callable 1/9/40 @ 100+	1,381,690
840,000	Upjohn Finance BV, 1.02%, 6/23/24, Callable 5/23/24 @ 100+(a)	977,012

		4,275,728

Professional Services (0.0%†):
520,000	RELX Finance BV, 0.00%, 3/18/24, Callable 2/18/24 @ 100+(a)	592,812
220,000	Wolters Kluwer NV, 0.75%, 7/3/30, Callable 4/3/30 @ 100+(a)	251,160

		843,972

Real Estate (0.1%):
2,100,000	Heimstaden Bostad Treasury BV, 0.25%, 10/13/24, Callable 9/13/24 @ 100, MTN+(a)	2,393,689

Real Estate Management & Development (0.0%†):
280,000	Kojamo Oyj, 0.88%, 5/28/29, Callable 2/28/29 @ 100, MTN+(a)	313,778
600,000	Vonovia SE, 0.63%, 12/14/29, Callable 9/14/29 @ 100, MTN+(a)	671,596

		985,374

Road & Rail (0.1%):
600,000	Traton Finance Luxembourg SA, 0.12%, 6/14/24, Callable 5/14/24 @ 100, MTN+(a)	680,995
600,000	Traton Finance Luxembourg SA, 0.13%, 11/10/24, Callable 10/10/24 @ 100, MTN+(a)	681,732

		1,362,727

Sovereign Bond (0.2%):
4,165,000	Mexico Government International Bond, 1.45%, 10/25/33, Callable 7/25/33 @ 100, MTN+	4,393,820
714,000	Mexico Government International Bond, 2.13%, 10/25/51, Callable 4/25/51 @ 100+	670,726

		5,064,546

Textiles, Apparel & Luxury Goods (0.0%†):
100,000	Kering SA, 0.75%, 5/13/28, Callable 2/13/28 @ 100, MTN+(a)	117,426
690,000	LVMH Moet Hennessy Louis Vuitton SE, Series E, 0.38%, 5/26/22, Callable 2/26/22 @ 100, MTN+(a)	786,396

		903,822

Tobacco (0.0%†):
410,000	Imperial Brands Finance Netherlands BV, 1.75%, 3/18/33, Callable 12/18/32 @ 100, MTN+(a)	454,583

Total Foreign Bonds (Cost $75,380,497)		74,964,903

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations (5.8%):
Airlines (0.0%†):
$283,544	Air Canada Pass Through Trust, Series 2017-1, Class A, 3.30%, 7/15/31(a)	$286,727

Automobiles (0.1%):
1,122,000	Nissan Motor Co., Ltd., 4.81%, 9/17/30, Callable 6/17/30 @ 100(a)	1,256,406

Banking (0.0%†):
278,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, 6/6/24(a)	289,719

Banks (1.6%):
290,000	Banco Nacional de Panama, 2.50%, 8/11/30, Callable 5/11/30 @ 100(a)	271,512
2,800,000	Banco Santander SA, 2.71%, 6/27/24	2,895,085
405,000	Barclays plc, 3.68%, 1/10/23, Callable 1/10/22 @ 100	405,021
1,576,000	Barclays plc, 4.61% (US0003M+140 bps), 2/15/23, Callable 2/15/22 @ 100	1,582,613
1,752,000	Barclays plc, 2.67% (H15T1Y+120 bps), 3/10/32, Callable 3/10/31 @ 100	1,735,475
2,084,000	BNP Paribas SA, 2.82% (US0003M+1 bps), 11/19/25, Callable 11/19/24 @ 100(a)	2,144,696
1,254,000	BPCE SA, 2.70%, 10/1/29(a)	1,278,002
331,000	Credicorp, Ltd., 2.75%, 6/17/25, Callable 5/17/25 @ 100(a)	334,310
772,000	Danske Bank A/S, 5.00%, 1/12/22(a)	772,753
854,000	Danske Bank A/S, 3.88%, 9/12/23(a)	889,478
1,102,000	Danske Bank A/S, 5.38%, 1/12/24(a)	1,186,419
3,787,000	Danske Bank A/S, 1.23%, 6/22/24, Callable 6/22/23 @ 100(a)	3,789,840
856,000	Danske Bank A/S, 3.24% (US0003M+159 bps), 12/20/25, Callable 12/20/24 @ 100(a)	890,091
681,000	Danske Bank A/S, 1.55%, 9/10/27, Callable 9/10/26 @ 100(a)	662,731
2,053,000	HSBC Holdings plc, 3.26% (US0003M+106 bps), 3/13/23, Callable 3/13/22 @ 100	2,062,372
527,000	HSBC Holdings plc, 1.59% (SOFR+129 bps), 5/24/27, Callable 5/24/26 @ 100	514,823
1,355,000	HSBC Holdings plc, 2.25% (SOFR+110 bps), 11/22/27, Callable 11/22/26 @ 100	1,352,775
828,000	HSBC Holdings plc, 4.58% (US0003M+153 bps), 6/19/29, Callable 6/19/28 @ 100	927,593
278,000	HSBC Holdings plc, 2.21% (SOFR+129 bps), 8/17/29, Callable 8/17/28 @ 100	272,238
623,000	HSBC Holdings plc, 2.80% (SOFR+119 bps), 5/24/32, Callable 5/24/31 @ 100	625,286
875,000	ING Groep NV, 4.63%, 1/6/26(a)	971,127
348,000	Intercorp Peru, Ltd., 3.88%, 8/15/29, Callable 5/15/29 @ 100(a)	338,804
1,330,000	Lloyds Banking Group plc, 2.91% (US0003M+81 bps), 11/7/23, Callable 11/7/22 @ 100	1,351,300
1,751,000	Lloyds Banking Group plc, 4.38%, 3/22/28	1,969,805
3,161,000	Mitsubishi UFJ Financial Group, Inc., 3.20%, 7/18/29	3,338,443
1,415,000	Mizuho Financial Group, Inc., 2.84% (US0003M+98 bps), 7/16/25, Callable 7/16/24 @ 100^	1,463,703

Principal Amount		Value
Yankee Debt Obligations, continued
Banks, continued
$1,015,000	Mizuho Financial Group, Inc., 2.56% (US0003M+110 bps), 9/13/25, Callable 9/13/24 @ 100	$1,043,167
352,000	Mizuho Financial Group, Inc., 2.23% (US0003M+83 bps), 5/25/26, Callable 5/25/25 @ 100	356,976
2,242,000	Mizuho Financial Group, Inc., 1.98% (US0003M+127 bps), 9/8/31, Callable 9/8/30 @ 100	2,170,476
811,000	Mizuho Financial Group, Inc., 2.26% (H15T1Y+90 bps), 7/9/32, Callable 7/9/31 @ 100^	795,186
375,000	Santander UK Group Holdings plc, 4.80% (US0003M+157 bps), 11/15/24, Callable 11/15/23 @ 100	398,038
1,586,000	Santander UK Group Holdings plc, 1.09% (SOFR+79 bps), 3/15/25, Callable 3/15/24 @ 100	1,567,991
1,539,000	Santander UK Group Holdings plc, 1.53% (H15T1Y+125 bps), 8/21/26, Callable 8/21/25 @ 100	1,514,287
1,518,000	Sumitomo Mitsui Financial Group, Inc., 3.04%, 7/16/29	1,584,364
170,000	Uruguay Government International Bond, 5.10%, 6/18/50	225,250

		43,682,030

Beverages (0.1%):
260,000	Embotelladora Andina SA, 3.95%, 1/21/50, Callable 7/21/49 @ 100(a)	269,750
1,457,000	Suntory Holdings, Ltd., 2.25%, 10/16/24, Callable 9/16/24 @ 100(a)	1,485,952

		1,755,702

Biotechnology (0.2%):
3,546,000	Shire Acquisitions Investments, 3.20%, 9/23/26, Callable 6/23/26 @ 100	3,758,824

Capital Markets (0.4%):
3,122,000	Credit Suisse AG, 1.25%, 8/7/26	3,044,240
395,000	Credit Suisse Group AG, 3.09% (SOFR+173 bps), 5/14/32, Callable 5/14/31 @ 100(a)	401,526
1,640,000	Deutsche Bank AG, 1.45% (SOFR+113 bps), 4/1/25, Callable 4/1/24 @ 100	1,631,134
206,000	Deutsche Bank AG, 4.10%, 1/13/26^	220,713
1,921,000	Deutsche Bank AG, 1.69%, 3/19/26	1,916,290
2,000	Macquarie Group, Ltd., 4.65% (US0003M+173 bps), 3/27/29, Callable 3/27/28 @ 100(a)	2,247
958,000	Nomura Holdings, Inc., 2.68%, 7/16/30	955,887
475,000	Nomura Holdings, Inc., 2.61%, 7/14/31	469,062
650,000	SA Global Sukuk, Ltd., 2.69%, 6/17/31, Callable 3/17/31 @ 100(a)	654,551
1,888,000	UBS Group AG, 2.86% (US0003M+95 bps), 8/15/23, Callable 8/15/22 @ 100(a)	1,909,661

		11,205,311

Chemicals (0.0%†):
299,000	Orbia Advance Corp. SAB de CV, 1.88%, 5/11/26, Callable 4/11/26 @ 100(a)	293,847
255,000	Sociedad Quimica y Minera de Chile SA, 4.25%, 1/22/50, Callable 7/22/49 @ 100(a)	274,444

		568,291

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Consumer Finance (0.1%):
$1,675,000	Hyundai Capital Services, Inc., 3.00%, 8/29/22(a)	$1,697,596
1,390,000	Hyundai Capital Services, Inc., 3.75%, 3/5/23(a)	1,430,602

		3,128,198

Diversified Financial Services (0.5%):
270,000	Banco Latinoamericano de Comercio Exterior SA, 2.38%, 9/14/25, Callable 8/15/25 @ 100(a)	270,263
1,331,000	GE Capital International Funding, 4.42%, 11/15/35	1,595,190
55,000	nVent Finance Sarl, 2.75%, 11/15/31, Callable 8/15/31 @ 100	54,820
1,077,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.15%, 5/1/27, Callable 3/1/27 @ 100(a)	1,129,428
4,280,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 6/18/29, Callable 3/18/29 @ 100(a)	4,794,944
372,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 5/1/30, Callable 2/1/30 @ 100(a)	396,781
1,164,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 2.50%, 5/11/31, Callable 2/11/31 @ 100(a)	1,167,015
48,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51, Callable 5/30/51 @ 100(a)	48,102
1,040,000	ORIX Corp., 2.90%, 7/18/22	1,051,639
1,755,000	Shell International Finance BV, 2.38%, 11/7/29, Callable 8/7/29 @ 100	1,791,820
289,000	Shell International Finance BV, 4.55%, 8/12/43	358,869

		12,658,871

Diversified Telecommunication (0.0%†):
250,000	Saudi Telecom Co., 3.89%, 5/13/29(a)	274,687

Diversified Telecommunication Services (0.0%†):
389,000	Deutsche Telekom International Finance BV, 2.49%, 9/19/23, Callable 7/19/23 @ 100(a)	396,732

Electric Utilities (0.0%†):
327,000	Kallpa Generacion SA, 4.13%, 8/16/27, Callable 5/16/27 @ 100(a)	339,550
230,000	Saudi Electricity Global Sukuk Co. 2, 5.06%, 4/8/43(a)	291,928

		631,478

Equity Real Estate Investment Trusts (0.0%†):
272,000	Cibanco SA Ibm/PLA Administradora Industrial S de RL de CV, 4.96%, 7/18/29, Callable 4/18/29 @ 100(a)	293,420
269,000	Trust Fibra Uno, 5.25%, 12/15/24, Callable 9/15/24 @ 100(a)	290,856
253,000	Trust Fibra Uno, 6.39%, 1/15/50, Callable 7/15/49 @ 100^(a)	296,638

		880,914

Financial Services (0.0%†):
260,000	SURA Asset Management SA, 4.88%, 4/17/24(a)	273,650

Food & Staples Retailing (0.0%†):
556,000	Alimentation Couche-Tard, Inc., 3.44%, 5/13/41, Callable 11/13/40 @ 100(a)	573,199
250,000	Cencosud SA, 5.15%, 2/12/25, Callable 11/12/24 @ 100(a)	269,023

		842,222

Principal Amount		Value
Yankee Debt Obligations, continued
Food Products (0.0%†):
$277,000	Grupo Bimbo SAB de CV, 4.00%, 9/6/49(a)	$300,125

Household Durables (0.0%†):
302,000	Consorcio Transmantaro SA, 4.70%, 4/16/34(a)	332,200

Independent Power and Renewabl (0.0%†):
210,000	Colbun SA, 3.15%, 1/19/32, Callable 10/19/31 @ 100(a)	206,706

Independent Power and Renewable Electricity Producers (0.0%†):
280,000	Adani Electricity Mumbai, Ltd., 3.95%, 2/12/30(a)	276,850
270,000	AES Panama Generation Holdings SRL, 4.38%, 5/31/30, Callable 2/28/30 @ 100(a)	281,138

		557,988

Industrial Services (0.0%†):
250,000	Raizen Fuels Finance SA, 5.30%, 1/20/27(a)	272,732

Interactive Media & Services (0.1%):
490,000	Baidu, Inc., 4.38%, 5/14/24, Callable 4/14/24 @ 100	521,160
475,000	Baidu, Inc., 4.38%, 3/29/28, Callable 12/29/27 @ 100	525,017
1,511,000	Tencent Holdings, Ltd., 2.99%, 1/19/23, Callable 12/19/22 @ 100(a)	1,535,404
515,000	Tencent Holdings, Ltd., 3.60%, 1/19/28, Callable 10/19/27 @ 100(a)	547,982

		3,129,563

Internet & Direct Marketing Retail (0.0%†):
320,000	Alibaba Group Holding, Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100	327,534

Machinery (0.0%†):
670,000	Trane Technologies Luxembourg Finance SA, 3.50%, 3/21/26, Callable 1/21/26 @ 100	713,591

Materials (0.1%):
260,000	Celulosa Arauco y Constitucion SA, 4.20%, 1/29/30, Callable 10/29/29 @ 100(a)	277,740
366,000	Equate Petrochemical BV, 4.25%, 11/3/26(a)	398,155
240,000	Fibria Overseas Finance, Ltd., 5.50%, 1/17/27	268,800
250,000	Inversiones CMPC SA, 4.38%, 4/4/27^(a)	273,833
329,000	MEGlobal Canada ULC, 5.88%, 5/18/30(a)	398,501
540,000	Metalloinvest Finance DAC, 3.38%, 10/22/28, Callable 7/22/28 @ 100(a)	534,057
240,000	SABIC Capital II BV, 4.50%, 10/10/28(a)	270,690

		2,421,776

Metals & Mining (0.2%):
2,622,000	Anglo American Capital plc, 4.75%, 4/10/27(a)	2,917,295
365,000	Anglo American Capital plc, 4.00%, 9/11/27(a)	392,909
297,000	Anglo American Capital plc, 4.50%, 3/15/28, Callable 12/15/27 @ 100(a)	327,597
1,074,000	Anglo American Capital plc, 2.25%, 3/17/28, Callable 1/17/28 @ 100^(a)	1,058,555
290,000	Antofagasta plc, 2.38%, 10/14/30, Callable 7/14/30 @ 100^(a)	276,698
260,000	Corp Nacional del Cobre de Chile, 3.75%, 1/15/31, Callable 10/15/30 @ 100^(a)	276,250
260,000	Vale Overseas, Ltd., 3.75%, 7/8/30, Callable 4/8/30 @ 100	269,779

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Metals & Mining, continued
$200,000	Vale Overseas, Ltd., 6.88%, 11/10/39	$268,750

		5,787,833

Oil, Gas & Consumable Fuels (0.2%):
56,000	Cenovus Energy, Inc., 3.75%, 2/15/52, Callable 8/15/51 @ 100	56,212
555,000	Ecopetrol SA, 4.13%, 1/16/25	565,406
230,000	Galaxy Pipeline Assets Bidco, Ltd., 2.94%, 9/30/40(a)	229,371
270,000	KazMunayGas National Co. JSC, 3.50%, 4/14/33, Callable 10/14/32 @ 100(a)	279,112
281,000	Lukoil Capital DAC, 2.80%, 4/26/27, Callable 1/26/27 @ 100(a)	276,806
259,000	Lukoil Securities BV, 3.88%, 5/6/30(a)	264,180
270,000	Pertamina Persero PT, 3.10%, 1/21/30, Callable 10/21/29 @ 100(a)	275,062
280,000	Pertamina Persero PT, 4.15%, 2/25/60, Callable 8/25/59 @ 100^(a)	280,350
260,000	Petronas Capital, Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100(a)	281,455
230,000	Petronas Capital, Ltd., 4.55%, 4/21/50, Callable 10/21/49 @ 100(a)	285,961
275,000	Qatar Energy, 2.25%, 7/12/31, Callable 4/12/31 @ 100(a)	272,087
269,000	Qatar Energy, 3.30%, 7/12/51, Callable 1/12/51 @ 100(a)	278,267
280,000	Saudi Arabian Oil Co., 2.25%, 11/24/30, Callable 8/24/30 @ 100(a)	272,300
290,000	Saudi Arabian Oil Co., 3.25%, 11/24/50, Callable 5/24/50 @ 100(a)	282,388
290,000	Saudi Arabian Oil Co., 3.50%, 11/24/70, Callable 5/24/70 @ 100(a)	282,025
298,000	Suncor Energy, Inc., 6.80%, 5/15/38	417,061
250,000	Transportadora de Gas Internacional SA ESP, 5.55%, 11/1/28, Callable 8/1/28 @ 100(a)	276,250

		4,874,293

Paper & Forest Products (0.0%†):
240,000	Suzano Austria GmbH, 5.75%, 7/14/26(a)	273,650
270,000	Suzano Austria GmbH, 3.75%, 1/15/31, Callable 10/15/30 @ 100	274,598

		548,248

Pharmaceuticals (0.1%):
1,487,000	AstraZeneca plc, 1.38%, 8/6/30, Callable 5/6/30 @ 100	1,405,112

Real Estate (0.0%†):
250,000	MAF Sukuk, Ltd., 3.93%, 2/28/30, MTN(a)	268,125

Real Estate Management & Development (0.0%†):
250,000	Mitsui Fudosan Co., Ltd., 2.95%, 1/23/23, Callable 12/23/22 @ 100(a)	254,657

Sovereign Bond (1.9%):
200,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(a)	233,674
704,000	Chile Government International Bond, 3.24%, 2/6/28, Callable 11/6/27 @ 100	742,972

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$220,000	Chile Government International Bond, 2.45%, 1/31/31, Callable 10/31/30 @ 100	$219,201
1,780,000	Chile Government International Bond, 2.55%, 1/27/32, Callable 10/27/31 @ 100	1,778,307
2,563,000	Chile Government International Bond, 2.55%, 7/27/33, Callable 4/27/33 @ 100	2,492,518
200,000	Chile Government International Bond, 3.86%, 6/21/47	222,806
1,905,000	Colombia Government International Bond, 3.13%, 4/15/31, Callable 1/15/31 @ 100	1,711,713
860,000	Colombia Government International Bond, 3.25%, 4/22/32, Callable 1/22/32 @ 100	770,907
246,000	Hungary Government International Bond, 7.63%, 3/29/41	402,977
200,000	Indonesia Government International Bond, 3.85%, 10/15/30^	224,752
236,000	Indonesia Government International Bond, 7.75%, 1/17/38(a)	359,003
200,000	Indonesia Government International Bond, 6.75%, 1/15/44(a)	296,010
200,000	Israel Government International Bond, 4.50%, 1/30/43	256,371
350,000	Kazakhstan Government International Bond, 4.88%, 10/14/44(a)	429,163
5,119,000	Mexico Government International Bond, 4.15%, 3/28/27	5,658,220
1,120,000	Mexico Government International Bond, 3.75%, 1/11/28	1,204,401
390,000	Mexico Government International Bond, 4.75%, 4/27/32, Callable 1/27/32 @ 100	442,296
210,000	Mexico Government International Bond, 4.60%, 2/10/48	225,348
370,000	Mexico Government International Bond, 5.75%, 10/12/10	428,592
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24^	624,140
2,175,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	2,441,438
884,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	914,940
2,295,000	Panama Government International Bond, 4.50%, 4/1/56, Callable 10/1/55 @ 100	2,521,631
200,000	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 3/29/27(a)	221,500
438,000	Peruvian Government International Bond, 2.78%, 1/23/31, Callable 10/23/30 @ 100	436,287
55,000	Peruvian Government International Bond, 3.00%, 1/15/34, Callable 10/15/33 @ 100	54,315
230,000	Peruvian Government International Bond, 3.30%, 3/11/41, Callable 9/11/40 @ 100	231,762
230,000	Philippine Government International Bond, 1.65%, 6/10/31	222,335
1,725,000	Philippine Government International Bond, 1.95%, 1/6/32	1,698,985
210,000	Philippine Government International Bond, 3.70%, 2/2/42	229,097
689,000	Province of Manitoba, 3.05%, 5/14/24	721,721

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Sovereign Bond, continued
$200,000	Qatar Government International Bond, 4.00%, 3/14/29(a)	$225,219
200,000	Qatar Government International Bond, 3.75%, 4/16/30(a)	224,189
200,000	Qatar Government International Bond, 5.10%, 4/23/48(a)	271,297
3,516,000	Republic of Colombia, 3.88%, 4/25/27, Callable 1/25/27 @ 100	3,540,369
275,000	Republic of Colombia, 4.50%, 3/15/29, Callable 12/15/28 @ 100	280,955
567,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100^	516,568
581,000	Republic of Indonesia, 4.10%, 4/24/28	647,823
2,840,000	Republic of Indonesia, 2.85%, 2/14/30	2,957,079
327,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	347,029
820,000	Republic of Panama, 3.88%, 3/17/28, Callable 12/17/27 @ 100	884,575
540,000	Republic of Panama, 4.50%, 5/15/47	595,350
1,180,000	Republic of Peru, 4.13%, 8/25/27	1,319,786
1,031,000	Republic of Peru, 5.63%, 11/18/50	1,456,291
3,200,000	Republic of Philippines, 3.00%, 2/1/28	3,433,747
220,000	Romanian Government International Bond, 3.00%, 2/14/31^(a)	223,193
420,000	Romanian Government International Bond, 4.00%, 2/14/51(a)	420,798
200,000	Russian Foreign Bond—Eurobond, 4.25%, 6/23/27(a)	215,790
200,000	Russian Foreign Bond—Eurobond, 4.38%, 3/21/29(a)	219,966
400,000	Russian Foreign Bond—Eurobond, 5.10%, 3/28/35(a)	473,484
200,000	Russian Foreign Bond—Eurobond, 5.25%, 6/23/47(a)	254,000
210,000	Saudi Government International Bond, 2.50%, 2/3/27(a)	216,315
212,000	Saudi Government International Bond, 2.75%, 2/3/32(a)	217,838
200,000	Saudi Government International Bond, 5.00%, 4/17/49(a)	254,564
236,000	Saudi Government International Bond, 3.75%, 1/21/55(a)	250,179
1,946,000	United Mexican States, 4.50%, 4/22/29	2,168,311
1,190,000	Uruguay Government International Bond, 4.38%, 1/23/31, Callable 10/23/30 @ 100	1,371,475

		51,403,572

Transportation Infrastructure (0.0%†):
270,000	Adani Ports & Special Economic Zone, Ltd., 3.38%, 7/24/24(a)	277,386
256,000	DP World Crescent, Ltd., 3.75%, 1/30/30, Callable 10/30/29 @ 100(a)	270,450

		547,836

Utilities (0.1%):
208,000	Interchile SA, 4.50%, 6/30/56, Callable 12/30/55 @ 100(a)	221,790

Principal Amount		Value
Yankee Debt Obligations, continued
Utilities, continued
$485,000	Israel Electric Corp., Ltd., 4.25%, 8/14/28, MTN(a)	$531,209
280,000	Saudi Electricity Global Sukuk Co. 5, 2.41%, 9/17/30(a)	279,701

		1,032,700

Wireless Telecommunication Ser (0.0%†):
280,000	Bharti Airtel, Ltd., 3.25%, 6/3/31, Callable 3/5/31 @ 100(a)	283,904

Wireless Telecommunication Services (0.1%):
892,000	Vodafone Group plc, 5.25%, 5/30/48	1,167,467

Total Yankee Debt Obligations (Cost $156,027,739)		157,725,724

Municipal Bonds (0.2%):
California (0.1%):
905,000	California State University Revenue, Series B, 2.72%, 11/1/52	860,375
50,000	University of California Revenue, 4.86%, 5/15/12	74,645
347,000	University of California Revenue, 4.77%, 5/15/15	498,153

		1,433,173

New Jersey (0.0%†):
575,000	New Jersey State Transportation Authority Revenue, Build America Bonds, GO, 6.56%, 12/15/40	849,229
270,000	New Jersey Transportation Trust Fund Authority Revenue, 4.13%, 6/15/42	300,561
165,000	New Jersey Turnpike Authority Revenue, Series B, 2.78%, 1/1/40, Continuously Callable @100	161,898

		1,311,688

New York (0.1%):
1,160,000	New York State Dormitory Authority Revenue, 5.00%, 2/15/31, Continuously Callable @100	1,510,761

Texas (0.0%†):
430,000	State of Texas, GO, Series B, 2.75%, 10/1/41, Continuously Callable @100	436,213

Total Municipal Bonds (Cost $4,321,622)		4,691,835

U.S. Government Agency Mortgages (27.6%):
Government National Mortgage Association (5.8%)
10,262	4.50%, 9/15/33, Pool #615516	11,619
40,125	5.00%, 12/15/33, Pool #783571	45,616
12,381	6.50%, 8/20/38, Pool #4223	14,841
12,057	6.50%, 10/15/38, Pool #673213	13,685
6,849	6.50%, 11/20/38, Pool #4292	8,207
12,751	6.50%, 12/15/38, Pool #782510	14,478
138,480	5.00%, 1/15/39, Pool #782557	157,596
55,749	5.00%, 4/15/39, Pool #711939	63,408
83,926	5.00%, 4/15/39, Pool #782619	95,680
8,786	4.00%, 4/20/39, Pool #4422	9,424
8,094	5.00%, 6/15/39, Pool #782696	9,225
28,095	4.00%, 7/20/39, Pool #4494	30,133
50,067	5.00%, 10/20/39, Pool #4559	56,747
5,511	4.50%, 12/20/39, Pool #G24598	5,991
14,193	4.50%, 1/15/40, Pool #728627	15,902
6,750	4.50%, 1/20/40, Pool #4617	7,339
5,515	4.50%, 2/20/40, Pool #G24636	6,125
42,799	5.00%, 5/15/40, Pool #782958	48,640
355	4.50%, 5/20/40, Pool #G24696	386

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$28,212	5.00%, 6/15/40, Pool #697862	$32,895
33,620	4.50%, 7/15/40, Pool #745793	37,870
283,931	4.50%, 7/15/40, Pool #733795	321,816
13,659	4.50%, 7/20/40, Pool #4746	14,851
25,666	4.50%, 8/20/40, Pool #4771	27,906
15,393	4.50%, 9/20/40, Pool #748948	16,816
7,532	4.00%, 9/20/40, Pool #G24800	8,110
55,409	4.50%, 10/15/40, Pool #783609	62,332
25,151	4.50%, 10/20/40, Pool #4834	27,348
196,923	4.00%, 10/20/40, Pool #G24833	212,041
369,905	4.00%, 11/20/40, Pool #4853	405,098
179,734	4.00%, 12/20/40, Pool #G24882	193,538
92,257	4.00%, 1/15/41, Pool #759138	100,463
162,195	4.00%, 1/20/41, Pool #4922	174,650
18,708	4.50%, 2/15/41, Pool #738019	21,290
591,632	4.00%, 2/20/41, Pool #742887	642,203
2,819	4.00%, 2/20/41, Pool #4945	3,035
51,498	4.00%, 3/15/41, Pool #762838	56,070
4,097	5.00%, 4/20/41, Pool #5018	4,643
63,961	4.50%, 6/20/41, Pool #783590	67,513
9,101	5.00%, 6/20/41, Pool #5083	10,315
4,789	5.00%, 7/20/41, Pool #5116	5,429
152,029	4.50%, 7/20/41, Pool #5115	170,295
23,329	4.50%, 7/20/41, Pool #754367	25,128
129,159	4.00%, 7/20/41, Pool #742895	140,228
45,109	4.50%, 7/20/41, Pool #783584	47,616
45,492	4.50%, 11/15/41, Pool #783610	51,572
121,819	3.50%, 1/15/42, Pool #553461	131,148
179,295	4.00%, 4/20/42, Pool #MA0023	193,078
77,631	5.00%, 7/20/42, Pool #MA0223	87,982
203,120	3.50%, 4/15/43, Pool #AD2334	221,173
339,663	3.50%, 4/20/43, Pool #MA0934	364,877
192,327	3.50%, 5/20/43, Pool #MA1012	206,595
16,629	4.00%, 7/20/43, Pool #MA1158	17,907
675,668	4.50%, 6/20/44, Pool #MA1997	734,642
16,390	4.00%, 8/20/44, Pool #AI4167	18,101
1,663	4.00%, 8/20/44, Pool #AI4166	1,753
12,091	4.00%, 8/20/44, Pool #AJ4687	13,351
12,022	4.00%, 8/20/44, Pool #AJ2723	13,256
555,071	4.00%, 8/20/44, Pool #MA2149	597,578
26,656	3.00%, 12/20/44, Pool #MA2444	28,056
308,884	5.00%, 12/20/44, Pool #MA2448	350,220
302,514	3.00%, 2/15/45, Pool #784439	311,834
1,444,608	3.50%, 5/20/45, Pool #MA2826	1,525,785
188,729	5.00%, 12/20/45, Pool #MA3313	213,966
7,356,241	3.50%, 3/20/46, Pool #MA3521	7,762,646
1,420,093	3.50%, 5/20/46, Pool #MA3663	1,498,549
479,226	3.50%, 7/20/46, Pool #MA3803	505,703
1,946,142	3.50%, 9/20/46, Pool #MA3937	2,053,665
113,201	3.50%, 10/20/46, Pool #AX4345	122,398
179,190	3.50%, 10/20/46, Pool #AX4344	191,753
61,865	3.50%, 10/20/46, Pool #AX4343	66,180
85,427	3.50%, 10/20/46, Pool #AX4342	91,072
73,175	3.50%, 10/20/46, Pool #AX4341	79,955
10,297	4.00%, 10/20/46, Pool #AQ0542	10,936
108,217	4.50%, 3/15/47, Pool #AZ8560	123,474

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$106,388	4.50%, 4/15/47, Pool #AZ8597	$121,442
129,950	4.50%, 4/15/47, Pool #AZ8596	144,587
70,546	4.50%, 5/15/47, Pool #BA7888	78,492
1,899,788	4.00%, 6/20/47, Pool #MA4511	2,026,254
19,390	4.00%, 9/15/47, Pool #BC5919	20,917
22,001	4.00%, 10/15/47, Pool #BD3187	23,604
22,789	4.00%, 10/15/47, Pool #BE1031	24,568
18,461	4.00%, 11/15/47, Pool #BE1030	19,984
1,526,066	4.00%, 11/20/47, Pool #MA4838	1,627,657
25,688	4.00%, 12/15/47, Pool #BE4664	27,700
737,105	4.00%, 12/20/47, Pool #MA4901	786,174
20,152	4.00%, 1/15/48, Pool #BE0204	21,521
26,290	4.00%, 1/15/48, Pool #BE0143	28,352
368,671	4.50%, 9/20/48, Pool #BD0560	389,399
672,248	4.50%, 3/20/49, Pool #MA5818	712,508
28,212	4.50%, 4/20/49, Pool #MA5877	29,860
307,434	4.50%, 5/20/49, Pool #MA5932	326,140
825,935	3.00%, 4/20/50, Pool #MA6599	855,412
541,896	4.50%, 4/20/50, Pool #MA6602	574,870
104,183	3.00%, 5/20/50, Pool #MA6656	107,856
403,173	4.00%, 5/20/50, Pool #MA6658	425,539
1,856,027	3.00%, 10/20/50, Pool #MA6932	1,925,640
2,688,000	4.50%, 1/20/51, TBA	2,833,740
1,701,553	3.00%, 1/20/51, Pool #MA7137	1,762,279
3,782,000	4.00%, 1/20/51, TBA	3,977,009
9,492,797	3.50%, 1/20/51, TBA	9,871,026
25,713,000	3.00%, 1/20/51, TBA	26,620,990
6,600,000	2.50%, 2/20/51, TBA	6,748,758
30,675,000	2.50%, 7/20/51, TBA	31,432,289
41,834,000	2.00%, 1/20/52, TBA	42,232,730

		156,811,043

Federal National Mortgage Association (19.2%)
85,461	2.50%, 9/1/27, Pool #AB6194	88,951
58,238	2.50%, 9/1/27, Pool #AP5205	60,284
21,508	2.50%, 2/1/28, Pool #AB8446	22,265
34,149	3.00%, 4/1/28, Pool #AT3121	35,786
51,730	2.50%, 4/1/28, Pool #AB8870	53,765
37,118	3.00%, 5/1/28, Pool #AT6033	38,909
145,857	2.50%, 8/1/28, Pool #AS0190	151,599
8,404	3.00%, 10/1/28, Pool #AQ4132	8,797
86,088	3.00%, 10/1/28, Pool #AU8774	90,236
161,227	3.50%, 10/1/28, Pool #AV0198	169,996
9,386	3.00%, 11/1/28, Pool #AV0298	9,826
298,023	3.50%, 11/1/28, Pool #AV1360	314,335
209,360	3.00%, 4/1/29, Pool #AW0937	222,060
175,629	3.00%, 5/1/29, Pool #AW2544	184,179
302,680	3.00%, 6/1/29, Pool #AS2676	321,072
397,340	3.00%, 7/1/29, Pool #AW4229	416,594
73,210	3.00%, 7/1/29, Pool #AW1281	76,593
77,894	3.50%, 9/1/29, Pool #AX0105	82,306
188,308	3.00%, 9/1/29, Pool #AS3220	199,734
613,132	3.00%, 9/1/29, Pool #AL6897	641,179
24,311	3.50%, 10/1/29, Pool #AX2741	25,700
113,813	3.00%, 10/1/29, Pool #AS3594	119,332
435,583	3.00%, 1/1/30, Pool #AL6144	462,022
2,605,000	1.77%, 1/15/30(c)	2,275,944

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$16,355	2.50%, 2/1/30, Pool #AS4488	$16,964
56,561	2.50%, 2/1/30, Pool #BM3403	58,656
15,065	2.50%, 2/1/30, Pool #AS4485	15,679
87,078	3.00%, 3/1/30, Pool #AL6583	91,425
111,252	2.50%, 3/1/30, Pool #AS4688	115,917
46,283	2.50%, 4/1/30, Pool #AY3416	48,220
69,882	3.00%, 4/1/30, Pool #AL6584	73,506
42,406	3.00%, 5/1/30, Pool #AL6761	44,345
26,890	2.50%, 5/1/30, Pool #AY0828	27,950
3,901,000	1.80%, 5/15/30(c)	3,383,575
224,377	3.00%, 6/1/30, Pool #AL9381	234,758
59,126	3.00%, 7/1/30, Pool #AL7139	62,197
75,056	3.00%, 7/1/30, Pool #AX9701	78,960
27,800	2.50%, 7/1/30, Pool #AZ2170	28,970
10,496	3.00%, 7/1/30, Pool #AZ2297	11,019
15,921	2.50%, 7/1/30, Pool #AS5405	16,600
90,838	2.50%, 7/1/30, Pool #AS5403	94,523
15,280	3.00%, 7/1/30, Pool #AX9700	16,040
13,511	3.00%, 8/1/30, Pool #AZ7833	14,182
6,669	3.00%, 8/1/30, Pool #AZ8597	7,002
60,724	3.50%, 8/1/30, Pool #AS5708	64,384
43,303	2.50%, 8/1/30, Pool #AS5548	45,048
103,281	3.00%, 8/1/30, Pool #AL7225	108,624
58,126	2.50%, 8/1/30, Pool #AS5614	60,565
169,477	2.50%, 8/1/30, Pool #BM3552	175,683
76,210	3.00%, 8/1/30, Pool #AS5623	80,795
73,050	3.00%, 8/1/30, Pool #AS5622	76,833
97,034	2.50%, 8/1/30, Pool #AS5616	100,976
15,933	3.00%, 8/1/30, Pool #AX3298	16,728
88,370	3.00%, 8/1/30, Pool #AL7227	93,707
32,167	3.00%, 9/1/30, Pool #AZ5719	33,775
76,217	3.00%, 9/1/30, Pool #AS5728	80,020
69,509	2.50%, 9/1/30, Pool #AS5872	72,430
20,326	3.00%, 9/1/30, Pool #AL7320	21,312
55,443	2.50%, 9/1/30, Pool #AS5786	57,694
60,967	3.00%, 9/1/30, Pool #AS5714	64,132
57,764	2.50%, 11/1/30, Pool #AS6142	60,101
9,006	2.50%, 11/1/30, Pool #AL7800	9,374
69,345	2.50%, 11/1/30, Pool #AS6141	72,257
54,567	2.50%, 11/1/30, Pool #AS6116	56,884
60,248	2.50%, 11/1/30, Pool #AS6115	62,702
1,109,619	3.00%, 1/1/31, Pool #BM3537	1,161,958
92,344	2.50%, 3/1/31, Pool #BM1595	95,707
104,088	2.50%, 6/1/31, Pool #AS7320	108,599
184,966	2.50%, 7/1/31, Pool #AS7617	192,983
172,331	2.50%, 7/1/31, Pool #AS7605	179,799
45,048	4.00%, 8/1/31, Pool #AY4707	48,331
6,949	2.50%, 8/1/31, Pool #BC2777	7,250
1,282,024	3.00%, 8/1/31, Pool #AL9376	1,348,282
22,757	4.00%, 8/1/31, Pool #AY4688	24,099
115,463	3.00%, 9/1/31, Pool #AL9378	121,813
429,077	2.50%, 10/1/31, Pool #AS8208	447,682
774,236	2.50%, 10/1/31, Pool #AS8195	812,281
293,546	2.50%, 10/1/31, Pool #AS8193	306,181
1,466,499	2.50%, 10/1/31, Pool #BC4773	1,538,050
59,803	2.00%, 10/1/31, Pool #MA2774	61,283

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$227,170	2.50%, 10/1/31, Pool #AS8009	$236,968
98,931	2.00%, 11/1/31, Pool #BC9040	101,382
301,842	2.00%, 11/1/31, Pool #AS8251	309,347
140,563	2.50%, 11/1/31, Pool #BC2628	147,460
103,750	2.50%, 11/1/31, Pool #BC2629	108,213
222,958	2.50%, 11/1/31, Pool #BC2631	232,979
126,300	2.50%, 11/1/31, Pool #AS8245	132,500
163,010	2.50%, 11/1/31, Pool #AS8241	170,037
351,341	2.00%, 11/1/31, Pool #BM3054	360,088
18,748	2.00%, 11/1/31, Pool #AS8291	19,213
251,711	2.50%, 11/1/31, Pool #AS8240	262,602
83,802	2.00%, 12/1/31, Pool #MA2845	85,884
13,588	3.00%, 2/1/32, Pool #BE5670	14,360
22,247	2.50%, 2/1/32, Pool #BM1036	23,208
222,374	2.50%, 3/1/32, Pool #AS9317	231,225
407,072	2.50%, 3/1/32, Pool #AS9318	422,919
249,716	2.50%, 3/1/32, Pool #AS9316	259,343
533,844	2.00%, 3/1/32, Pool #BM3061	547,128
434,247	2.50%, 3/1/32, Pool #AS9319	451,090
347,198	3.00%, 3/1/32, Pool #AS9327	366,855
391,124	2.50%, 3/1/32, Pool #AS9321	410,386
1,718,026	3.50%, 4/1/32, Pool #BM3503	1,827,403
1,273,281	3.50%, 5/1/32, Pool #BM1602	1,346,081
1,797,842	3.00%, 6/1/32, Pool #BM1791	1,900,623
523,324	2.50%, 8/1/32, Pool #BM3578	545,247
213,869	3.00%, 9/1/32, Pool #BM3240	223,964
66,523	3.50%, 11/1/32, Pool #BJ2054	70,758
68,242	5.50%, 1/1/33, Pool #676661	77,985
42,903	3.50%, 1/1/33, Pool #BJ2096	45,916
1,057,019	2.50%, 2/1/33, Pool #BM3793	1,101,089
2,353,058	3.00%, 5/1/33, Pool #FM1880	2,468,692
49,168	5.50%, 5/1/33, Pool #555424	56,219
65,077	4.00%, 9/1/33, Pool #BK7642	70,176
199,503	4.00%, 10/1/33, Pool #CA2527	211,190
204,694	4.00%, 11/1/33, Pool #CA2555	219,417
404,845	2.50%, 12/1/33, Pool #FM1680	419,755
120,785	5.50%, 2/1/35, Pool #735989	135,948
370,611	5.00%, 2/1/35, Pool #735226	417,834
28,926	5.00%, 3/1/35, Pool #735288	32,892
11,350	6.00%, 4/1/35, Pool #735504	13,277
207,364	3.00%, 8/1/35, Pool #CA6849	219,427
206,065	3.00%, 8/1/35, Pool #CA6876	218,879
55,976	5.00%, 9/1/35, Pool #889974	63,799
1,127,848	2.50%, 12/1/35, Pool #CA8387	1,177,593
1,246,458	2.50%, 12/1/35, Pool #CA8388	1,298,477
122,382	3.00%, 12/1/35, Pool #CA8389	130,030
64,253	3.00%, 12/1/35, Pool #CA8391	67,827
135,051	4.00%, 1/1/36, Pool #AB0686	149,731
160,234	3.50%, 1/25/36, TBA	168,246
2,275,000	2.50%, 1/25/36, TBA	2,353,559
277,280	5.50%, 9/1/36, Pool #995113	316,657
30,296	3.00%, 10/1/36, Pool #AL9227	31,427
95,984	3.00%, 11/1/36, Pool #AS8349	101,027
238,425	3.00%, 11/1/36, Pool #AS8348	250,923
223,830	3.00%, 12/1/36, Pool #BE1896	238,392
308,318	3.00%, 12/1/36, Pool #AS8553	334,519

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$32,260,000	2.00%, 1/25/37, TBA	$33,051,378
22,524,000	1.50%, 1/25/37, TBA	22,597,907
17,562	5.50%, 2/1/38, Pool #961545	19,665
9,909	6.00%, 3/1/38, Pool #889529	11,805
29,212	6.00%, 5/1/38, Pool #889466	34,805
55,185	5.50%, 5/1/38, Pool #889441	62,169
64,242	5.50%, 5/1/38, Pool #889692	73,279
42,451	5.50%, 6/1/38, Pool #995018	48,384
12,206	5.50%, 9/1/38, Pool #889995	13,823
29,763	6.00%, 10/1/38, Pool #889983	35,417
156,087	5.50%, 1/1/39, Pool #AB0200	180,781
55,276	4.50%, 4/1/39, Pool #930922	60,713
69,820	4.50%, 5/1/39, Pool #AL1472	77,904
50,581	3.50%, 5/1/39, Pool #MA3660	53,807
676,156	5.00%, 6/1/39, Pool #AL7521	770,656
461,452	6.00%, 7/1/39, Pool #BF0056	542,873
32,116	5.50%, 10/1/39, Pool #AD0362	36,180
30,339	5.50%, 12/1/39, Pool #AD0571	34,306
211,377	5.50%, 12/1/39, Pool #AC6680	241,465
201,825	3.50%, 12/1/39, Pool #MA3869	213,120
90,880	3.50%, 1/1/40, Pool #MA3891	96,677
3,136,565	4.50%, 1/1/40, Pool #AC8568	3,436,779
153,460	3.50%, 2/1/40, Pool #MA3935	163,250
26,992	5.50%, 3/1/40, Pool #AL5304	30,693
21,841	4.50%, 4/1/40, Pool #AD4038	24,776
197,692	6.00%, 4/1/40, Pool #AL4141	233,365
37,661	6.50%, 5/1/40, Pool #AL1704	43,489
46,244	4.50%, 7/1/40, Pool #AD7127	50,722
37,345	4.50%, 7/1/40, Pool #AB1226	40,948
22,766	6.00%, 9/1/40, Pool #AE0823	26,556
2,680,000	Class CY, Series 2010-1364.00%, 12/25/40	2,910,027
23,974	4.00%, 1/1/41, Pool #AL7167	26,176
3,601,480	Class ZA, Series 2011-84.00%, 2/25/41	3,829,353
45,736	6.00%, 6/1/41, Pool #AL4142	52,905
337,431	5.00%, 7/1/41, Pool #AL7524	380,639
18,499	4.50%, 7/1/41, Pool #AB3314	20,269
580,735	5.50%, 9/1/41, Pool #AL8430	659,243
31,458	4.50%, 9/1/41, Pool #AI8961	34,485
701,077	4.00%, 1/1/42, Pool #AB4307	771,206
159,393	3.50%, 1/1/42, Pool #AW8154	173,417
69,752	3.50%, 4/1/42, Pool #AO0777	73,415
24,819	3.50%, 4/1/42, Pool #AK7510	26,486
13,207	3.50%, 5/1/42, Pool #AO2881	14,095
141,874	4.00%, 5/1/42, Pool #AO2961	152,820
45,005	4.00%, 5/1/42, Pool #A02114	48,447
10,694	3.50%, 6/1/42, Pool #AO3048	11,400
15,099	3.50%, 6/1/42, Pool #AK9225	16,098
31,260	3.50%, 7/1/42, Pool #AO9707	33,327
143,623	4.50%, 9/1/42, Pool #AL2482	159,019
883,758	4.50%, 1/1/43, Pool #AL8206	974,560
76,085	3.00%, 3/1/43, Pool #AR9218	80,213
65,306	3.00%, 3/1/43, Pool #AR7576	68,800
54,383	3.00%, 3/1/43, Pool #AR7568	58,030
752	3.50%, 4/1/43, Pool #CA1530	795
77,893	3.00%, 4/1/43, Pool #AR8630	82,127
100,745	3.00%, 4/1/43, Pool #AT2040	106,165

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$66,068	3.00%, 4/1/43, Pool #AB8923	$69,660
74,220	3.00%, 4/1/43, Pool #AT2043	78,195
58,970	3.00%, 4/1/43, Pool #AB8924	62,120
27,276	3.00%, 4/1/43, Pool #AT2037	29,096
8,980	3.00%, 6/1/43, Pool #AB9564	9,653
605,029	5.00%, 12/1/43, Pool #AL7777	681,639
312,699	5.00%, 11/1/44, Pool #AL8878	355,771
231,311	3.50%, 2/1/45, Pool #BM1100	250,728
734,837	3.50%, 2/1/45, Pool #FM5294	788,408
167,947	5.00%, 6/1/45, Pool #BM3784	188,995
121,369	4.50%, 9/1/45, Pool #AL7936	135,562
65,930	4.50%, 11/1/45, Pool #AL9501	74,037
7,168,172	3.50%, 11/1/45, Pool #FM6411	7,665,377
4,090	4.50%, 11/1/45, Pool #AS6233	4,470
176,175	4.50%, 12/1/45, Pool #BM1756	195,102
16,721	3.00%, 6/1/46, Pool #AS7365	17,640
413,270	4.50%, 7/1/46, Pool #BM3053	467,371
512,034	4.50%, 7/1/46, Pool #BM1920	573,402
1,313,121	3.50%, 7/1/46, Pool #BA7748	1,421,797
22,196	3.00%, 8/1/46, Pool #AL9031	23,859
726,440	Class UF, Series 2016-480.50% (US0001M+40bps), 8/25/46	728,543
1,197,171	3.00%, 9/1/46, Pool #BD1469	1,257,402
119,571	3.00%, 11/1/46, Pool #BD9643	126,852
327,383	3.00%, 11/1/46, Pool #BD9644	347,110
265,443	3.00%, 11/1/46, Pool #BD9645	280,086
262,644	3.50%, 12/1/46, Pool #BE2103	285,380
1,099,320	3.00%, 12/1/46, Pool #AS8486	1,154,622
383,566	3.50%, 2/1/47, Pool #BE1534	415,938
990,745	3.50%, 2/1/47, Pool #AL9920	1,076,377
73,822	3.50%, 3/1/47, Pool #BH0158	80,054
319,087	4.00%, 5/1/47, Pool #BH0398	345,878
603,685	3.50%, 5/1/47, Pool #BD2417	654,161
459,840	3.50%, 5/1/47, Pool #BM1174	494,036
184,457	3.50%, 5/1/47, Pool #BE9375	199,945
158,890	3.50%, 6/1/47, Pool #BH0567	172,120
305,133	4.00%, 7/1/47, Pool #BH3401	330,760
396,260	4.00%, 8/1/47, Pool #BM1619	429,620
200,170	4.50%, 10/1/47, Pool #BM3052	224,592
835,413	3.50%, 11/1/47, Pool #MA3182	884,971
253,175	4.50%, 12/1/47, Pool #BH7067	276,038
1,739,518	3.50%, 1/1/48, Pool #FM5293	1,866,679
503,891	3.50%, 1/1/48, Pool #MA3238	533,783
381,267	3.50%, 2/1/48, Pool #BH9277	402,906
101,359	4.00%, 2/1/48, Pool #BJ9058	110,383
84,559	4.00%, 2/1/48, Pool #BJ9057	92,172
180,504	3.50%, 3/1/48, Pool #BK1958	190,748
489,549	3.50%, 3/1/48, Pool #BJ4916	517,333
256,055	3.50%, 3/1/48, Pool #BJ0648	270,588
288,408	3.50%, 4/1/48, Pool #FM5295	313,720
4,920,504	4.50%, 4/1/48, Pool #FM7783	5,324,742
191,031	4.50%, 4/1/48, Pool #BM3846	211,683
2,744,224	4.50%, 5/1/48, Pool #CA1704	3,035,753
17,183	3.50%, 5/1/48, Pool #MA3356	18,159
209,207	5.00%, 6/1/48, Pool #CA2317	228,853
104,532	4.50%, 7/1/48, Pool #BK6113	115,787

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$15,125	4.50%, 7/1/48, Pool #BK4471	$16,726
1,084,678	5.00%, 9/1/48, Pool #MA3472	1,186,541
95,211	5.00%, 10/1/48, Pool #MA3501	104,152
212,060	5.00%, 10/1/48, Pool #BK7881	231,976
151,244	5.00%, 11/1/48, Pool #MA3527	165,447
11,102	3.50%, 11/1/48, Pool #FM1543	11,791
58,903	5.00%, 12/1/48, Pool #BN4404	64,206
1,617,294	4.00%, 1/1/49, Pool #FM5296	1,778,783
147,819	5.00%, 1/1/49, Pool #BN3949	161,599
54,754	5.00%, 1/1/49, Pool #BN4430	59,684
359,245	3.50%, 6/1/49, Pool #FM5315	381,555
834,844	3.50%, 12/1/49, Pool #MA3210	884,664
27,899,832	3.00%, 1/25/50, TBA	28,919,920
138,415,000	2.00%, 2/25/50, TBA	137,766,180
5,906,191	3.00%, 3/1/50, Pool #FM5290	6,231,855
398,000	4.00%, 8/1/50, Pool #FM7703	423,690
2,178,966	3.00%, 8/1/50, Pool #FM5292	2,267,835
442,107	2.00%, 9/1/50, Pool #BQ0697	441,293
369,434	2.00%, 11/1/50, Pool #BQ6334	368,864
3,483,000	2.00%, 1/25/51, TBA	3,474,292
3,452,000	2.50%, 1/25/51, TBA	3,524,276
19,963,055	3.50%, 1/25/51, TBA	21,007,996
23,702,000	1.50%, 1/25/51, TBA	22,894,651
8,700,000	3.00%, 2/25/51, TBA	9,005,520
104,120,000	2.50%, 2/25/51, TBA	106,039,712
7,213,411	3.00%, 6/1/51, Pool #CB0848	7,597,733
11,469,000	4.00%, 2/25/52, TBA	12,195,669

		517,946,915

Federal Home Loan Mortgage Corporation (2.4%)
3,650,000	Class A2, Series KC023.37%, 7/25/25, Callable 7/25/25 @ 100.00	3,870,788
115,932	3.00%, 9/1/27, Pool #U70060	121,343
68,436	3.00%, 7/1/28, Pool #U79018	71,574
591,000	1.74%, 9/15/29(c)	520,042
4,510,000	Class XFX, Series KL061.36%, 12/25/29	383,305
25,989	3.00%, 1/1/30, Pool #V60696	27,244
31,660	3.00%, 1/1/30, Pool #V60724	33,249
54,827	2.50%, 3/1/30, Pool #V60770	57,008
117,709	3.00%, 5/1/30, Pool #J31689	123,450
58,489	2.50%, 5/1/30, Pool #J31418	60,940
139,941	2.50%, 5/1/30, Pool #J31728	145,471
87,194	2.50%, 5/1/30, Pool #V60796	90,782
224,950	3.00%, 6/1/30, Pool #V60840	236,733
110,965	3.00%, 7/1/30, Pool #G15520	117,707
5,656	2.50%, 7/1/30, Pool #V60905	5,886
14,872	3.00%, 7/1/30, Pool #J32181	15,595
19,374	2.50%, 7/1/30, Pool #J32209	20,185
20,933	2.50%, 7/1/30, Pool #J32204	21,696
5,095	2.50%, 7/1/30, Pool #J32491	5,294
97,703	2.50%, 8/1/30, Pool #V60886	101,829
14,849	3.00%, 8/1/30, Pool #J32436	15,756
82,107	2.50%, 8/1/30, Pool #V60902	85,573
24,231	3.00%, 8/1/30, Pool #V60909	25,506
235,773	2.50%, 9/1/30, Pool #V60904	245,496
76,364	2.50%, 9/1/30, Pool #V60903	79,254

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$7,286,322	Class X1, Series K1211.03%, 10/25/30, Callable 7/25/30 @ 100.00	$550,919
197,000	1.87%, 3/15/31(c)	167,699
190,000	6.75%, 3/15/31^	272,630
398,091	2.50%, 4/1/31, Pool #G16186	414,983
8,463	3.00%, 10/1/32, Pool #J37706	8,874
10,222	3.00%, 11/1/32, Pool #J37835	10,714
8,446	3.00%, 12/1/32, Pool #J38060	8,852
2,801,232	2.50%, 4/1/33, Pool #ZS8087	2,906,758
127,687	3.50%, 1/1/34, Pool #ZS9068	138,783
80,656	5.50%, 2/1/35, Pool #G04692	93,545
492,536	3.50%, 5/1/35, Pool #SC0063	525,231
55,820	3.00%, 9/1/37, Pool #ZA2471	58,796
1,141,457	3.00%, 6/1/38, Pool #SC0111	1,199,426
128,120	6.00%, 4/1/39, Pool #G07613	155,109
18,040	4.50%, 12/1/39, Pool #A90196	19,828
657,300	3.50%, 1/1/40, Pool #RB5028	694,086
77,197	3.50%, 2/1/40, Pool #RB5034	81,517
17,642	4.50%, 7/1/40, Pool #A93010	19,336
19,219	4.00%, 8/1/40, Pool #A93534	20,969
132,201	4.00%, 9/1/40, Pool #A93851	146,420
372,075	4.50%, 9/1/40, Pool #A93700	407,953
29,606	4.00%, 10/1/40, Pool #A95923	32,791
17,167	4.00%, 11/1/40, Pool #A94779	19,019
19,683	4.00%, 11/1/40, Pool #A94977	21,802
21,809	4.00%, 11/1/40, Pool #A95144	24,137
1,228	4.00%, 4/1/41, Pool #Q00093	1,338
44,009	4.50%, 5/1/41, Pool #Q00804	48,225
51,186	4.50%, 5/1/41, Pool #Q00959	56,120
283,715	Class FL, Series 42480.56%(US0001M+45bps), 5/15/41	284,685
315,284	5.50%, 6/1/41, Pool #G07553	358,994
63,169	5.00%, 10/1/41, Pool #G07642	70,586
25,757	4.00%, 10/1/41, Pool #Q03841	28,875
32,639	4.00%, 10/1/41, Pool #Q04022	36,567
163,568	3.50%, 4/1/42, Pool #C03811	175,603
145,583	3.50%, 4/1/42, Pool #Q07417	156,295
14,494	3.50%, 5/1/42, Pool #Q08239	15,458
4,983	3.50%, 5/1/42, Pool #Q08306	5,316
138,637	3.50%, 8/1/42, Pool #G07106	148,879
21,220	3.50%, 8/1/42, Pool #Q12162	22,800
8,170	3.50%, 10/1/42, Pool #Q11909	8,776
192,482	3.00%, 1/1/43, Pool #Q14866	204,333
145,516	3.00%, 3/1/43, Pool #Q16673	153,429
92,242	3.00%, 3/1/43, Pool #Q16403	97,218
99,515	3.50%, 6/1/43, Pool #Q18718	108,481
134,614	3.50%, 7/1/43, Pool #Q20206	146,135
62,047	4.00%, 9/1/43, Pool #Q21579	68,405
122,269	4.50%, 12/1/43, Pool #G60018	132,197
175,782	4.50%, 12/1/43, Pool #Q23779	190,994
15,417	3.50%, 1/1/44, Pool #Q24368	16,741
984,377	Class XZ, Series 43164.50%, 3/15/44	1,130,400
67,837	4.00%, 4/1/44, Pool #Q25643	74,583
665,105	3.50%, 4/1/44, Pool #G07848	722,753
1,220,811	Class ZX , Series 43524.00%, 4/15/44	1,313,576
17,233	3.50%, 5/1/44, Pool #Q26218	18,795

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$78,273	3.50%, 6/1/44, Pool #Q28764	$84,024
2,141,858	3.00%, 6/1/44, Pool #SD0498	2,276,905
65,858	4.00%, 7/1/44, Pool #G60901	71,374
14,688	3.50%, 7/1/44, Pool #Q27319	16,018
24,943	3.50%, 9/1/44, Pool #Q28604	27,231
2,278,345	3.50%, 9/1/44, Pool #SD0481	2,476,202
2,276,767	4.00%, 1/1/45, Pool #SD0478	2,498,065
2,623,936	4.00%, 1/1/45, Pool #SD0490	2,861,093
8,688	4.00%, 2/1/45, Pool #Q31128	9,624
22,663	4.00%, 2/1/45, Pool #Q31338	25,108
3,359,038	4.00%, 9/1/45, Pool #SD0507	3,716,558
18,451	3.50%, 9/1/45, Pool #Q36302	20,145
25,183	4.00%, 12/1/45, Pool #Q37955	27,893
21,355	4.00%, 12/1/45, Pool #Q37957	23,600
1,545,539	3.50%, 3/1/46, Pool #SD0485	1,657,816
485,180	Class FB, Series 46060.61%(US0001M+50bps), 8/15/46	491,684
781,689	3.00%, 9/1/46, Pool #Q42979	825,150
272,313	3.00%, 9/1/46, Pool #G60718	287,295
307,881	3.50%, 9/1/46, Pool #SD0486	329,422
943,329	3.00%, 12/1/46, Pool #V82781	991,479
83,288	3.00%, 12/1/46, Pool #Q45083	89,085
161,781	3.00%, 12/1/46, Pool #Q45080	172,021
285,348	3.00%, 12/1/46, Pool #Q45064	301,176
771,779	3.00%, 2/1/47, Pool #SD0496	821,821
484,333	3.50%, 3/1/47, Pool #G60968	540,389
1,127,678	4.50%, 7/1/47, Pool #G61047	1,239,922
849,630	4.00%, 7/1/47, Pool #SD0504	923,747
424,903	3.50%, 10/1/47, Pool #G61178	460,129
537,996	3.50%, 12/1/47, Pool #G61208	582,613
114,517	3.50%, 1/1/48, Pool #Q53648	123,781
72,367	3.50%, 1/1/48, Pool #Q53630	78,364
515,870	3.50%, 1/1/48, Pool #ZS4751	545,873
499,760	3.50%, 2/1/48, Pool #ZT1353	530,796
753,412	4.00%, 4/1/48, Pool #SD0489	833,414
1,271,145	4.50%, 8/1/48, Pool #G67715	1,407,493
3,617,016	4.00%, 8/1/48, Pool #SD0492	3,988,775
2,996,166	4.00%, 5/1/49, Pool #SD0488	3,232,173
13,833	3.00%, 7/1/50, Pool #QB1158	14,674
124,429	3.00%, 7/1/50, Pool #QB1479	132,353
13,996	3.00%, 7/1/50, Pool #QB1488	14,977
33,655	3.00%, 7/1/50, Pool #QB1486	36,039
100,922	3.00%, 8/1/50, Pool #QB2339	108,064
994,814	3.00%, 8/1/50, Pool #RA3282	1,050,638
998,763	3.00%, 8/1/50, Pool #RA3313	1,037,841
1,256,055	3.00%, 12/1/50, Pool #SD0519	1,311,689
1,145,065	4.00%, 12/1/50, Pool #SD0520	1,244,852
3,741,998	2.00%, 10/1/51, Pool #RA6071	3,736,180

		63,554,005

Federal Home Loan Bank (0.2%)
4,080,000	3.56%, 5/16/33	4,793,229

Total U.S. Government Agency Mortgages (Cost $737,872,602)		743,105,192

U.S. Treasury Obligations (31.8%):
U.S. Treasury Bills (5.0%)
134,310,000	, 1/25/22(c)	134,306,718

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds (12.7%)
$2,480,000	5.38%, 2/15/31	$3,317,000
14,025,000	4.75%, 2/15/37	19,919,883
10,000,000	5.00%, 5/15/37	14,581,250
16,745,000	1.13%, 8/15/40	14,662,341
35,585,000	1.88%, 2/15/41	35,329,233
36,860,000	1.75%, 8/15/41	35,846,350
8,765,000	2.00%, 11/15/41	8,890,997
29,385,000	3.13%, 11/15/41	35,436,473
7,022,500	3.63%, 8/15/43	9,141,320
1,205,000	3.13%, 8/15/44	1,468,782
15,000	2.50%, 2/15/45	16,566
955,000	3.00%, 5/15/45	1,146,895
1,770,000	2.88%, 8/15/45	2,086,111
12,235,000	3.00%, 11/15/45	14,762,292
22,700,000	2.25%, 8/15/46	24,090,375
6,855,000	2.88%, 11/15/46	8,142,455
3,293,000	3.00%, 2/15/47	4,002,024
3,105,000	2.75%, 11/15/47	3,629,939
5,645,000	3.00%, 2/15/48	6,917,771
30,570,000	3.13%, 5/15/48(d)	38,341,467
4,055,000	3.38%, 11/15/48	5,325,989
8,700,000	3.00%, 2/15/49	10,739,062
125,000	2.88%, 5/15/49	151,172
10,975,000	1.25%, 5/15/50	9,363,047
16,515,000	1.38%, 8/15/50	14,535,780
11,849,000	1.63%, 11/15/50	11,088,072
9,092,000	1.88%, 11/15/51	9,063,588

		341,996,234

U.S. Treasury Notes (14.1%)
21,185,000	0.38%, 4/15/24	20,973,150
5,570,000	2.00%, 5/31/24	5,723,175
7,700,000	0.25%, 6/15/24	7,588,109
43,620,000	0.75%, 11/15/24	43,388,269
1,700,000	1.50%, 11/30/24	1,727,094
5,615,000	1.75%, 12/31/24	5,743,970
1,140,000	1.38%, 1/31/25	1,153,181
20,065,000	1.13%, 2/28/25	20,143,379
3,164,000	0.50%, 3/31/25	3,112,091
16,246,000	0.38%, 4/30/25	15,890,619
13,710,000	0.25%, 5/31/25	13,339,402
890,000	3.00%, 10/31/25	952,161
1,550,000	2.88%, 11/30/25	1,652,688
7,810,000	0.38%, 12/31/25	7,573,259
4,310,000	0.50%, 2/28/26	4,188,781
8,275,000	2.25%, 3/31/26	8,634,445
37,085,000	0.75%, 3/31/26	36,395,451
7,832,000	0.75%, 4/30/26	7,680,255
2,435,000	2.38%, 4/30/26	2,555,228
12,592,000	0.75%, 5/31/26	12,340,160
1,520,000	2.13%, 5/31/26	1,579,612
2,407,000	1.88%, 6/30/26	2,475,449
14,160,000	0.63%, 7/31/26	13,777,237
2,430,000	1.88%, 7/31/26	2,500,242
32,048,000	0.75%, 8/31/26	31,346,950
18,485,000	1.25%, 11/30/26^	18,487,888
8,900,000	1.25%, 12/31/26	8,897,219

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$10,580,000	0.38%, 7/31/27	$10,055,959
3,345,000	0.50%, 8/31/27	3,193,952
4,620,000	0.38%, 9/30/27	4,376,006
5,455,000	1.25%, 6/30/28	5,403,007
1,005,000	1.00%, 7/31/28	979,090
3,458,000	2.88%, 8/15/28	3,778,946
2,000,000	1.38%, 12/31/28	1,992,813
255,000	2.38%, 5/15/29	271,973
11,880,000	0.63%, 5/15/30	11,120,794
9,750,000	0.63%, 8/15/30	9,104,063
10,183,000	1.25%, 8/15/31	9,969,793
18,543,000	1.38%, 11/15/31^	18,334,391

		378,400,251

Total U.S. Treasury Obligations (Cost $838,651,439)		854,703,203

Certificates of Deposit (7.0%):
27,100,000	Bank of Nova Scotia, 0.25%, 5/31/22	27,096,233
26,945,000	Canadian Imperial Holding, 0.25%, 5/18/22	26,941,263
26,940,000	Credit Suisse AG, 0.30%, 6/1/22	26,941,805
25,800,000	Nordea Bank Abp New York, 0.21%, 6/17/22	25,788,571
27,100,000	Royal Bank of Canada NY, 0.25%, 6/1/22	27,096,097
27,100,000	Skandinav Enskilda BK NY, 0.25%, 5/31/22	27,096,233
26,960,000	Svenska Handelsbanken, 0.26%, 5/24/22	26,958,059

Total Certificates of Deposit (Cost $187,945,529)		187,918,261

Principal Amount		Value
Commercial Paper (2.6%):
Banks (2.2%):
$21,440,000	Banco Santander SA, 0.00%, 1/11/22(c)	$21,439,099
21,250,000	DBS Bank, Ltd., 0.00%, 6/1/22(c)	21,221,950
7,700,000	Macquarie Bank, Ltd., 0.00%, 2/2/22(c)	7,698,129
8,975,000	Santander UK plc, 0.00%, 2/1/22(c)	8,974,031

		59,333,209

Financial Services (0.4%):
10,010,000	Sumitomo Trust & Bank NY, 0.13%, 2/4/22(c)	10,008,759

Total Commercial Paper (Cost $69,348,176)		69,341,968

Short-Term Security Held as Collateral for Securities on Loan (1.0%):
25,879,541	BlackRock Liquidity FedFund, Institutional Class , 0.03%(c)(e)	25,879,541

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $25,879,541)		25,879,541

Shares		Value
Unaffiliated Investment Company (8.5%):
Money Markets (8.5%):
229,213,158	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	229,213,158

Total Unaffiliated Investment Company (Cost $229,213,158)		229,213,158

Total Investment Securities (Cost $3,231,154,484) — 121.0%(f)		3,254,509,915
Net other assets (liabilities) — (21.0)%		(564,777,359)

Net Assets — 100.0%		$2,689,732,556

Percentages indicated are based on net assets as of December 31, 2021.

EUR003M—3 Month EUR LIBOR

EUAMDB01—1 Year EUR LIBOR

EUSA1—Euro 1 Year Swap Rate

EUSA5—Euro 5 Year Swap Rate

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $25,240,299.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Amounts shown as “—“ are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Australia	0.3%

Austria	— %†

Belgium	— %†

Brazil	— %†

Canada	2.7%

Cayman Islands	1.0%

Chile	0.2%

China	— %†

Colombia	0.2%

Denmark	0.3%

Finland	0.8%

France	0.6%

Germany	0.3%

Hungary	— %†

India	— %†

Indonesia	0.2%

Ireland	0.3%

Israel	— %†

Italy	— %†

Japan	0.9%

Kazakstan	— %†

Kuwait	— %†

Luxembourg	0.3%

Country	Percentage

Malaysia	— %†

Mexico	0.5%

Netherlands	0.8%

Norway	— %†

Panama	0.2%

Peru	0.1%

Philippines	0.2%

Qatar	— %†

Republic of Korea (South)	0.1%

Romania	— %†

Russian Federation	0.1%

Saudi Arabia	0.1%

Singapore	0.7%

South Africa	— %†

Spain	0.9%

Sweden	1.8%

Switzerland	1.1%

United Arab Emirates	— %†

United Kingdom	1.1%

United States	84.1%

Uruguay	0.1%

100.0%

†	Represents less than 0.05%.

Securities Sold Short (-0.1%):

At December 31, 2021, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Value

U.S. Government Agency Mortgages

Federal National Mortgage Association
Federal National Mortgage Association, TBA	3.00%	1/25/36	$(124,000)	$(129,653)	$(129,619)
Federal National Mortgage Association, TBA	4.00%	1/25/51	(277,000)	(294,734)	(294,572)
Federal National Mortgage Association, TBA	4.50%	1/25/51	(1,270,000)	(1,361,780)	(1,361,083)

				$(1,786,167)	$(1,785,274)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Euro Buxl 30-Year Bond March Futures (Euro)	3/8/22	42	$(9,884,772)	$446,704
Euro Schatz Index March Futures (Euro)	3/8/22	118	(15,049,053)	17,976
Euro-Bobl March Futures (Euro)	3/8/22	147	(22,296,916)	134,240
Euro-Bund March Futures (Euro)	3/8/22	145	(28,287,570)	401,557
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/22	434	(63,553,875)	(744,996)
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/22/22	56	(8,984,500)	(72,281)
U.S. Treasury 5-Year Note March Futures (U.S. Dollar)	3/31/22	235	(28,429,492)	98,732
Ultra Long Term U.S. Treasury Bond March Futures (U.S. Dollar)	3/22/22	78	(15,375,750)	(321,335)

				$(39,403)

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/22/22	870	$113,507,813	$162,863
U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/22	944	205,954,250	(136,693)

				$26,170

Total Net Futures Contracts				$(13,233)

Forward Currency Contracts

At December 31, 2021, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	105,658,855	European Euro	93,290,000	Bank National Paribas	3/16/22	$(697,581)

Total Net Forward Currency Contracts						$(697,581)

Balances Reported in the Statement of Assets and Liabilities for Forward Currency Contracts

	Unrealized Appreciation	Unrealized Depreciation
Forward currency contracts	$—	$(697,581)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$3,231,154,484

Investment securities, at value(a)	$3,254,509,915
Cash	311
Interest and dividends receivable	11,681,462
Foreign currency, at value (cost $1,442,488)	1,451,548
Receivable for investments sold	41,707
Receivable for TBA investments sold	408,307,836
Prepaid expenses	13,265

Total Assets	3,676,006,044

Liabilities:
Unrealized depreciation on forward currency contracts	697,581
Payable for investments purchased	64,302,338
Payable for TBA investments purchased	891,508,125
Payable for capital shares redeemed	1,936
Payable for collateral received on loaned securities	25,879,541
Securities sold short (Proceeds received $1,786,167)	1,785,274
Payable for variation margin on futures contracts	188,900
Manager fees payable	801,506
Administration fees payable	438,881
Distribution fees payable	572,505
Custodian fees payable	13,562
Administrative and compliance services fees payable	3,801
Transfer agent fees payable	1,393
Trustee fees payable	21,347
Other accrued liabilities	56,798

Total Liabilities	986,273,488

Net Assets	$2,689,732,556

Net Assets Consist of:
Paid in capital	$2,637,658,467
Total distributable earnings	52,074,089

Net Assets	$2,689,732,556

Shares of beneficial interest (unlimited number of shares authorized, no par value)	240,814,453
Net Asset Value (offering and redemption price per share)	$11.17

(a)	Includes securities on loan of $25,240,299.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$35,487,077
Dividends	31,075
Income from securities lending	45,505
Foreign withholding tax	(854)

Total Investment Income	35,562,803

Expenses:
Management fees	8,568,532
Administration fees	962,130
Distribution fees	6,120,392
Custodian fees	80,274
Administrative and compliance services fees	25,742
Transfer agent fees	6,506
Trustee fees	109,714
Professional fees	102,677
Shareholder reports	42,448
Other expenses	41,730

Total expenses	16,060,145

Net Investment Income/(Loss)	19,502,658

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	(3,702,815)
Net realized gains/(losses) on forward currency contracts	8,681,809
Net realized gains/(losses) on futures contracts	10,138,751
Net realized gains/(losses) on securities held short	85,930
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(76,838,039)
Change in net unrealized appreciation/depreciation on forward currency contracts	2,670,616
Change in net unrealized appreciation/depreciation on futures contracts	(615,338)
Change in net unrealized appreciation/depreciation on securities held short	147,204

Net realized and Change in net unrealized gains/losses on investments	(59,431,882)

Change in Net Assets Resulting From Operations	$(39,929,224)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$19,502,658	$29,818,819
Net realized gains/(losses) on investments	15,203,675	79,683,517
Change in unrealized appreciation/depreciation on investments	(74,635,557)	40,761,778

Change in net assets resulting from operations	(39,929,224)	150,264,114

Distributions to Shareholders:
Distributions	(89,324,077)	(46,897,494)

Change in net assets resulting from distributions to shareholders	(89,324,077)	(46,897,494)

Capital Transactions:
Proceeds from shares issued	711,480,744	174,282,361
Proceeds from dividends reinvested	89,324,077	46,897,494
Value of shares redeemed	(63,249,445)	(482,673,018)

Change in net assets resulting from capital transactions	737,555,376	(261,493,163)

Change in net assets	608,302,075	(158,126,543)
Net Assets:
Beginning of period	2,081,430,481	2,239,557,024

End of period	$2,689,732,556	$2,081,430,481

Share Transactions:
Shares issued	61,577,341	14,838,788
Dividends reinvested	7,989,631	4,015,197
Shares redeemed	(5,508,649)	(41,915,324)

Change in shares	64,058,323	(23,061,339)

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$11.78	$11.21	$10.59	$10.89	$10.67

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.17 (a)	0.25 (a)	0.28	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	(0.32)	0.67	0.64	(0.35)	0.12

Total from Investment Activities	(0.23)	0.84	0.89	(0.07)	0.32

Distributions to Shareholders From:
Net Investment Income	(0.09)	(0.27)	(0.27)	(0.23)	(0.10)
Net Realized Gains	(0.29)	—	—	—	—

Total Dividends	(0.38)	(0.27)	(0.27)	(0.23)	(0.10)

Net Asset Value, End of Period	$11.17	$11.78	$11.21	$10.59	$10.89

Total Return(b)	(1.94)%	7.53%	8.38%	(0.58)%	3.01%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,689,733	$2,081,430	$2,239,557	$1,936,318	$2,048,679
Net Investment Income/(Loss)	0.80%	1.45%	2.28%	2.41%	1.87%
Expenses Before Reductions(c)	0.66%	0.66%	0.65%	0.65%	0.65%
Expenses Net of Reductions	0.66%	0.66%	0.65%	0.65%	0.65%
Portfolio Turnover Rate	137%	140%	119%	144%	214%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Witholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3 % of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,505 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $25,879,541 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2021, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL Enhanced Bond Index Fund	$1,604,625	$—	$—

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2021, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2021, the monthly average notional amount for long contracts was $16.0 million and the monthly average notional amount for short contracts was $150.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $309.3 million, and the monthly average notional amount for short contracts was $259.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$1,262,072	Payable for variation margin on futures contracts*	$1,275,305

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	—	Unrealized depreciation on forward currency contracts	697,581

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$10,138,751	$(615,338)

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	8,681,809	2,670,616

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2021. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

As of December 31, 2021, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$—	$697,581
Futures contracts	—	188,900

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	886,481
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(188,900)

Total assets and liabilities subject to a MNA	$—	$697,581

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank National Paribas	$697,581	$—	$—	$—	$697,581

Total	$697,581	$—	$—	$—	$697,581

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), BlackRock Financial Management, Inc. (“BlackRock Financial”), which in turn has retained, effective December 1, 2021, BlackRock International Limited and BlackRock (Singapore) Limited (together, the “Sub-subadvisers”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and BlackRock Financial, BlackRock Financial and the Sub-subadvisers, respectively, provide investment advisory services as the Subadviser and Sub-subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Sub-subadvisers are entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$100,701,574	$—	$100,701,574
Collateralized Mortgage Obligations	—	160,922,221	—	160,922,221
Corporate Bonds+	—	645,342,335	—	645,342,335
Foreign Bonds+	—	74,964,903	—	74,964,903
Yankee Debt Obligations+	—	157,725,724	—	157,725,724
Municipal Bonds	—	4,691,835	—	4,691,835
U.S. Government Agency Mortgages	—	743,105,192	—	743,105,192
U.S. Treasury Obligations	—	854,703,203	—	854,703,203
Certificates of Deposit	—	187,918,261	—	187,918,261
Commercial Paper	—	69,341,968	—	69,341,968
Short-Term Security Held as Collateral for Securities on Loan	25,879,541	—	—	25,879,541
Unaffiliated Investment Company	229,213,158	—	—	229,213,158

Total Investment Securities	255,092,699	2,999,417,216	—	3,254,509,915

Securities Sold Short	—	(1,785,274)	—	(1,785,274)
Other Financial Instruments:*
Futures Contracts	(13,233)	—	—	(13,233)
Forward Currency Contracts	—	(697,581)	—	(697,581)

Total Investments	$255,079,466	$2,996,934,361	$—	$3,252,013,827

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*

Other Financial Instruments would include any derivative instruments, such as futures contracts and forward currency contracts. These investments are generally presented in the financial statements at variation margin for futures contracts or at unrealized gain or loss on forward contracts.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$2,976,189,413	$2,759,823,766

For the year ended December 31, 2021, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Enhanced Bond Index Fund	$1,741,046,508	$1,754,379,230

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.
Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate otherpreexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $3,232,395,652. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$44,437,542
Unrealized (depreciation)	(24,108,553)

Net unrealized appreciation/(depreciation)	$20,328,989

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$74,372,219	$14,951,858	$89,324,077

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Enhanced Bond Index Fund	$46,897,494	$—	$46,897,494

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Enhanced Bond Index Fund	$33,653,816	$892,325	$—	$19,627,868	$54,174,009

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses and other miscellaneous differences.

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2021

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 25% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Enhanced Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Enhanced Bond Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $53,721,461.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $14,951,858.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Fidelity Institutional Asset Management Multi-Strategy Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 30

Statement of Operations Page 30

Statements of Changes in Net Assets Page 31

Financial Highlights Page 32

Notes to the Financial Statements Page 33

Report of Independent Registered Public Accounting Firm Page 41

Other Federal Income Tax Information Page 42

Other Information Page 43

Approval of Investment Advisory and Subadvisory Agreements Page 44

Information about the Board of Trustees and Officers Page 47

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadviser and Sub-Subadviser, respectively, to the Fidelity Institutional Asset Management Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned 11.65%. That compared to a 28.71%, (1.54)% and a 9.91% total return for its benchmarks, the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index, and the Income and Growth Composite Index, respectively.1

Approximately 60% of the Fund’s underlying assets are managed by its subadviser, FIAM, LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the Fund’s underlying assets are managed by another subadviser, Geode Capital Management, LLC, investing primarily in large-cap common stocks.

U.S. equity markets performed well in 2021, with market sentiment improving as concerns fueled by the pandemic wound down, corporate earnings growth recovered, and monetary and fiscal government support remained abundant. Value-oriented stocks benefitted from normalizing economic conditions early in the year. As the period progressed, though, the rapid spread of the Delta variant led to new questions about the sustainability of the economic recovery. Growth-oriented companies regained momentum during the closing months of the year as markets remained resilient, balancing an outlook of general economic growth with the potential impact of rising inflation and subsequent monetary policy actions.

Meanwhile, the U.S. bond market experienced negative returns in 2021. The vaccine rollout, as well as the substantial fiscal stimulus, boosted yields at the beginning of the year. As the economy followed an uneven path to recovery over the ensuing months, the U.S. Federal Reserve (the “Fed”) maintained relatively low interest rates, helping to flatten the yield curve. Rising inflation toward the end of the year led to a more hawkish tone from the Fed, pushing yields higher and keeping bond prices low for the year.

The Fund outperformed its composite benchmark during the period, and the Fund’s equity component outperformed its equity benchmark, the S&P 500® Index. With value-oriented stocks performing well during the early part of the year and growth-oriented stocks getting a boost in the closing months, the Fund’s diversified and balanced approach to stock selection across various factors translated into positive relative returns. Stock selection in the consumer discretionary, industrials and communication services sectors was the largest contributor to relative returns, while stock selection in information technology and financials was the largest detractor. An overweight position in energy also contributed positively to relative returns.

The Fund’s fixed-income component also outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. High-yield corporate bonds, which performed well over the year amid economic optimism, were a significant driver of relative returns. An underweight position in mortgage-backed securities also boosted relative returns, as this sector saw wider spreads after reaching historically high levels early in the year. In addition, the Fund’s holdings of Treasury Inflation Protected Securities (TIPS) contributed to relative performance, as the market priced in much higher levels of inflation.

The Fund held futures to equitize its cash positions during the period. Exposure to this form of derivative did not materially impact the Fund’s performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that a ny sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 1 Shares)	6/21/2021	—	—	—	—	6.03%
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	10/23/2009	11.65%	14.11%	10.10%	8.47%	7.79%
S&P 500® Index	10/23/2009	28.71%	26.07%	18.47%	16.55%	15.24%
Bloomberg U.S. Aggregate Bond Index	10/23/2009	(1.54)%	4.79%	3.57%	2.90%	3.56%
Income & Growth Composite Index	10/23/2009	9.91%	13.49%	9.78%	8.48%	8.46%

[1]	Not annualized for periods less than one year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 1 Shares)	0.78%
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2 Shares)	1.03%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Income & Growth Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500® and (60%) Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	$1,000.00	$1,046.70	$2.37	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	$1,000.00	$1,045.60	$3.66	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	$1,000.00	$1,022.89	$2.35	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	$1,000.00	$1,021.63	$3.62	0.71%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	42.0%

U.S. Treasury Obligations	21.4

Corporate Bonds	16.9

U.S. Government Agency Mortgages	8.7

Yankee Debt Obligations	5.6

Collateralized Mortgage Obligations	4.6

Short-Term Security Held as Collateral for Securities on Loan	3.8

Unaffiliated Investment Company	3.7

Asset Backed Securities	0.5

Municipal Bonds	0.2

Bank Loans	0.1

Convertible Bonds	—	†

Preferred Stock	—	†

Warrants	—	†

Total Investment Securities	107.5

Net other assets (liabilities)	(7.5)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (42.0%):
Aerospace & Defense (0.4%):
1,708	Axon Enterprise, Inc.*	$268,156
13,250	Lockheed Martin Corp.	4,709,183
31,724	Mercury Systems, Inc.*	1,746,723
18,306	Moog, Inc., Class A	1,482,237

		8,206,299

Air Freight & Logistics (0.2%):
6,995	FedEx Corp.	1,809,187
5,410	United Parcel Service, Inc., Class B	1,159,579

		2,968,766

Automobiles (1.0%):
96,716	Ford Motor Co.	2,008,791
15,611	Tesla, Inc.*	16,497,393
6,862	Thor Industries, Inc.	712,070

		19,218,254

Banks (1.9%):
186,818	Bank of America Corp.	8,311,533
101,274	Citigroup, Inc.	6,115,937
2,335	Fifth Third Bancorp	101,689
4,617	First Republic Bank	953,457
8,290	Hancock Whitney Corp.	414,666
74,663	JPMorgan Chase & Co.	11,822,886
19,953	Regions Financial Corp.	434,975
30,824	U.S. Bancorp	1,731,384
103,925	Wells Fargo & Co.	4,986,321

		34,872,848

Beverages (0.4%):
108,025	Coca-Cola Co. (The)	6,396,160
5,961	Monster Beverage Corp.*	572,495
3,083	PepsiCo, Inc.	535,548

		7,504,203

Biotechnology (1.1%):
3,525	AbbVie, Inc.	477,285
21,136	Amgen, Inc.	4,754,966
3,323	Biogen, Inc.*	797,254
66,756	Gilead Sciences, Inc.	4,847,153
17,940	Incyte Corp.*	1,316,796
3,563	Moderna, Inc.*	904,931
3,213	Regeneron Pharmaceuticals, Inc.*	2,029,074
8,574	United Therapeutics Corp.*	1,852,670
12,019	Vertex Pharmaceuticals, Inc.*	2,639,372

		19,619,501

Capital Markets (1.0%):
3,925	Ameriprise Financial, Inc.	1,184,015
14,347	Goldman Sachs Group, Inc. (The)	5,488,445
5,928	LPL Financial Holdings, Inc.	949,014
54,068	Morgan Stanley	5,307,315
2,195	MSCI, Inc., Class A	1,344,855
2,281	Northern Trust Corp.	272,830
8,310	Raymond James Financial, Inc.	834,324
3,565	S&P Global, Inc.	1,682,430
36,551	SEI Investments Co.	2,227,418

		19,290,646

Chemicals (0.6%):
48,308	CF Industries Holdings, Inc.	3,419,240
38,793	Chemours Co. (The)	1,301,893

Shares		Value
Common Stocks, continued
Chemicals, continued
9,040	Corteva, Inc.	$427,411
40,278	Dow, Inc.	2,284,568
12,939	DuPont de Nemours, Inc.	1,045,212
2,006	Eastman Chemical Co.	242,546
13,305	FMC Corp.	1,462,087

		10,182,957

Commercial Services & Supplies (0.1%):
1,205	Cintas Corp.	534,020
1,556	Copart, Inc.*	235,921
11,111	Republic Services, Inc., Class A	1,549,429

		2,319,370

Communications Equipment (0.4%):
124,368	Cisco Systems, Inc.	7,881,200

Construction & Engineering (0.1%):
12,453	EMCOR Group, Inc.	1,586,388

Consumer Finance (0.4%):
26,245	Capital One Financial Corp.	3,807,887
17,423	Discover Financial Services	2,013,402
12,950	OneMain Holdings, Inc.	648,018
4,072	Synchrony Financial	188,900

		6,658,207

Containers & Packaging (0.1%):
47,712	Westrock Co.	2,116,504

Distributors (0.2%):
23,402	Genuine Parts Co.	3,280,960

Diversified Financial Services (0.9%):
49,349	Berkshire Hathaway, Inc., Class B*	14,755,351
65,938	Jefferies Financial Group, Inc.	2,558,394

		17,313,745

Diversified Telecommunication Services (0.4%):
1,791	Frontier Communications Parent, Inc.*	52,816
134,933	Verizon Communications, Inc.	7,011,119

		7,063,935

Electric Utilities (0.4%):
6,850	Duke Energy Corp.	718,565
33,754	Hawaiian Electric Industries, Inc.	1,400,791
2,825	IDACORP, Inc.	320,101
51,006	NextEra Energy, Inc.	4,761,920
12,574	Portland General Electric Co.	665,416

		7,866,793

Electrical Equipment (0.5%):
27,725	AMETEK, Inc.	4,076,684
18,828	Atkore, Inc.*	2,093,485
33,811	Emerson Electric Co.	3,143,409

		9,313,578

Electronic Equipment, Instruments & Components (0.4%):
91,492	National Instruments Corp.	3,995,456
84,489	Vontier Corp.	2,596,347

		6,591,803

Energy Equipment & Services (0.2%):
52,758	Halliburton Co.	1,206,575
105,008	Schlumberger, Ltd.	3,144,990

		4,351,565

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Entertainment (0.5%):
40,290	Activision Blizzard, Inc.	$2,680,494
25,986	Electronic Arts, Inc.	3,427,553
4,096	Netflix, Inc.*	2,467,594
9,331	Walt Disney Co. (The)*	1,445,279

		10,020,920

Equity Real Estate Investment Trusts (1.1%):
27,861	American Homes 4 Rent, Class A	1,215,018
6,783	Apartment Income REIT Corp.	370,827
5,156	AvalonBay Communities, Inc.	1,302,354
19,549	Crown Castle International Corp.	4,080,658
5,368	CubeSmart	305,493
3,694	Douglas Emmett, Inc.	123,749
1,136	EastGroup Properties, Inc.	258,838
1,933	Extra Space Storage, Inc.	438,269
8,696	First Industrial Realty Trust, Inc.	575,675
18,324	National Storage Affiliates Trust	1,268,021
10,097	Public Storage, Inc.	3,781,932
53,024	Realty Income Corp.	3,795,988
3,106	SBA Communications Corp.	1,208,296
50,652	Weyerhaeuser Co.	2,085,850

		20,810,968

Food & Staples Retailing (0.7%):
9,643	Costco Wholesale Corp.	5,474,331
2,231	Kroger Co. (The)	100,975
55,443	Walmart, Inc.	8,022,048

		13,597,354

Food Products (0.5%):
104,842	Kraft Heinz Co. (The)	3,763,828
41,889	Mondelez International, Inc., Class A	2,777,659
22,181	Tyson Foods, Inc., Class A	1,933,296

		8,474,783

Gas Utilities (0.0%†):
1,490	UGI Corp.	68,406

Health Care Equipment & Supplies (1.2%):
48,633	Abbott Laboratories	6,844,608
33,055	Baxter International, Inc.	2,837,441
4,148	Danaher Corp.	1,364,733
29,223	Edwards Lifesciences Corp.*	3,785,840
54,203	Hologic, Inc.*	4,149,782
2,189	IDEXX Laboratories, Inc.*	1,441,369
2,760	Medtronic plc	285,522
17,358	Ortho Clinical Diagnostics Holdings plc*	371,288
2,315	West Pharmaceutical Services, Inc.	1,085,758

		22,166,341

Health Care Providers & Services (1.2%):
11,172	Anthem, Inc.	5,178,669
13,527	Centene Corp.*	1,114,625
27,889	CVS Health Corp.	2,877,029
3,519	Laboratory Corp. of America Holdings*	1,105,705
1,868	Molina Healthcare, Inc.*	594,174
14,485	Select Medical Holdings Corp.	425,859
21,374	UnitedHealth Group, Inc.	10,732,740

		22,028,801

Health Care Technology (0.0%†):
2,172	Veeva Systems, Inc., Class A*	554,903

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure (0.9%):
37,008	International Game Technology plc	$1,069,901
28,477	McDonald’s Corp.	7,633,829
1,987	Papa John’s International, Inc.	265,205
21,595	Scientific Games Corp., Class A*	1,443,194
4,755	SeaWorld Entertainment, Inc.*	308,409
23,800	Starbucks Corp.	2,783,886
4,561	Travel + Leisure Co.	252,086
44,395	Wendy’s Co. (The)	1,058,821
8,175	Yum! Brands, Inc.	1,135,181

		15,950,512

Household Durables (0.3%):
19,964	DR Horton, Inc.	2,165,096
7,455	Lennar Corp., Class A	865,973
33	NVR, Inc.*	194,992
26,344	Toll Brothers, Inc.	1,907,042
1,827	Whirlpool Corp.	428,724

		5,561,827

Household Products (0.7%):
38,637	Colgate-Palmolive Co.	3,297,282
55,585	Procter & Gamble Co. (The)	9,092,594

		12,389,876

Industrial Conglomerates (0.1%):
3,235	3M Co.	574,633
9,682	General Electric Co.	914,659
5,161	Honeywell International, Inc.	1,076,120

		2,565,412

Insurance (0.5%):
24,246	Brown & Brown, Inc.	1,704,009
4,875	First American Financial Corp.	381,371
1,295	Marsh & McLennan Cos., Inc.	225,097
23,111	MetLife, Inc.	1,444,206
18,718	Primerica, Inc.	2,868,908
8,032	Travelers Cos., Inc. (The)	1,256,446
12,750	WR Berkley Corp.	1,050,473

		8,930,510

Interactive Media & Services (2.7%):
5,857	Alphabet, Inc., Class A*	16,967,963
5,455	Alphabet, Inc., Class C*	15,784,533
53,507	Meta Platforms, Inc., Class A*	17,997,080

		50,749,576

Internet & Direct Marketing Retail (1.5%):
7,921	Amazon.com, Inc.*	26,411,307
14,414	eBay, Inc.	958,531
3,461	Expedia Group, Inc.*	625,472
1,786	Shutterstock, Inc.	198,032

		28,193,342

IT Services (1.8%):
3,111	Accenture plc, Class A	1,289,665
12,714	Alliance Data Systems Corp.	846,371
41,840	Amdocs, Ltd.	3,131,306
5,837	Automatic Data Processing, Inc.	1,439,287
10,624	Black Knight, Inc.*	880,623
3,914	EPAM Systems, Inc.*	2,616,313

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services, continued
10,602	FleetCor Technologies, Inc.*	$2,373,152
6,640	Gartner, Inc.*	2,219,885
19,043	GoDaddy, Inc., Class A*	1,615,989
10,410	International Business Machines Corp.	1,391,401
22,581	Mastercard, Inc., Class A	8,113,805
8,524	PayPal Holdings, Inc.*	1,607,456
27,293	Visa, Inc., Class A	5,914,666
24,559	Western Union Co. (The.)	438,132

		33,878,051

Leisure Products (0.1%):
13,154	Brunswick Corp.	1,325,002

Life Sciences Tools & Services (0.6%):
6,754	Agilent Technologies, Inc.	1,078,276
1,680	Bio-Techne Corp.	869,131
353	Mettler-Toledo International, Inc.*	599,115
10,963	Thermo Fisher Scientific, Inc.	7,314,952
1,491	Waters Corp.*	555,547

		10,417,021

Machinery (0.5%):
10,223	AGCO Corp.	1,186,073
44,855	Allison Transmission Holdings, Inc.	1,630,479
11,741	Caterpillar, Inc.	2,427,334
6,460	Cummins, Inc.	1,409,184
3,447	Deere & Co.	1,181,942
2,617	Parker-Hannifin Corp.	832,520

		8,667,532

Media (0.2%):
80,981	Comcast Corp., Class A	4,075,774

Metals & Mining (0.1%):
40,868	Alcoa Corp.	2,434,916

Mortgage Real Estate Investment Trusts (0.0%†):
8,350	Blackstone Mortgage Trust, Inc., Class A	255,677

Multiline Retail (0.4%):
6,431	Dollar General Corp.	1,516,623
21,185	Target Corp.	4,903,056

		6,419,679

Multi-Utilities (0.2%):
57,069	MDU Resources Group, Inc.	1,760,008
6,441	Public Service Enterprise Group, Inc.	429,808
19,747	WEC Energy Group, Inc.	1,916,841

		4,106,657

Oil, Gas & Consumable Fuels (1.5%):
12,003	APA Corp.	322,761
17,981	Chevron Corp.	2,110,070
80,363	ConocoPhillips	5,800,601
23,061	Continental Resources, Inc.	1,032,210
5,526	Denbury, Inc.*	423,236
12,475	Devon Energy Corp.	549,524
50,301	EOG Resources, Inc.	4,468,238
138,200	Exxon Mobil Corp.	8,456,458
7,983	Hess Corp.	590,982
37,050	Kinder Morgan, Inc.	587,613
109,275	Marathon Oil Corp.	1,794,296
5,210	Matador Resources Co.	192,353

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
13,689	Murphy Oil Corp.	$357,420
4,454	Occidental Petroleum Corp.	129,121
415	PDC Energy, Inc.	20,244
2,649	Pioneer Natural Resources Co.	481,800
4,011	Sanchez Energy Corp.*(a)	144,324
699	Texas Pacific Land Corp.	872,960

		28,334,211

Paper & Forest Products (0.0%†):
6,627	Louisiana-Pacific Corp.	519,226

Pharmaceuticals (1.8%):
107,108	Bristol-Myers Squibb Co.	6,678,184
5,497	Eli Lilly & Co.	1,518,381
66,396	Johnson & Johnson	11,358,364
89,123	Merck & Co., Inc.	6,830,386
132,557	Pfizer, Inc.	7,827,491

		34,212,806

Professional Services (0.1%):
4,878	CoStar Group, Inc.*	385,508
93	IHS Markit, Ltd.	12,362
8,465	Korn Ferry	641,054
5,938	TriNet Group, Inc.*	565,654

		1,604,578

Road & Rail (0.5%):
67,295	CSX Corp.	2,530,292
1,496	Norfolk Southern Corp.	445,374
6,359	Old Dominion Freight Line, Inc.	2,278,938
18,231	Union Pacific Corp.	4,592,936

		9,847,540

Semiconductors & Semiconductor Equipment (2.8%):
15,896	Advanced Micro Devices, Inc.*	2,287,434
29,681	Applied Materials, Inc.	4,670,602
13,815	Broadcom, Inc.	9,192,639
5,474	Cirrus Logic, Inc.*	503,717
155,357	Intel Corp.	8,000,886
13,485	Kulicke & Soffa Industries, Inc.	816,382
436	Micron Technology, Inc.	40,613
50,168	NVIDIA Corp.	14,754,911
1,384	NXP Semiconductors NV	315,248
44,689	Qualcomm, Inc.	8,172,277
9,263	Semtech Corp.*	823,759
17,796	Texas Instruments, Inc.	3,354,012
353	Xilinx, Inc.	74,847

		53,007,327

Software (4.3%):
11,717	Adobe, Inc.*	6,644,242
136	Atlassian Corp. plc, Class A*	51,855
108,267	Box, Inc.*	2,835,513
9,232	Cadence Design Systems, Inc.*	1,720,383
2,893	Crowdstrike Holdings, Inc., Class A*	592,342
161,557	Dropbox, Inc., Class A*	3,964,609
540	Intuit, Inc.	347,339
145,220	Microsoft Corp.	48,840,390
12,715	Nutanix, Inc., Class A*	405,100
13,517	Oracle Corp.	1,178,818
7,118	salesforce.com, Inc.*	1,808,897

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Shares, Contracts or Principal Amount		Value
Common Stocks, continued
Software, continued
3,756	ServiceNow, Inc.*	$2,438,057
19,535	SS&C Technologies Holdings, Inc.	1,601,479
14,704	Synopsys, Inc.*	5,418,424
24,471	VMware, Inc., Class A	2,835,700

		80,683,148

Specialty Retail (1.1%):
4,090	AutoNation, Inc.*	477,916
555	AutoZone, Inc.*	1,163,496
15,218	Dick’s Sporting Goods, Inc.^	1,749,918
9,660	Foot Locker, Inc.	421,466
22,354	Home Depot, Inc. (The)	9,277,134
10,843	Lithia Motors, Inc.	3,219,829
4,951	Lowe’s Cos., Inc.	1,279,734
2,890	O’Reilly Automotive, Inc.*	2,041,005
3,850	Ulta Beauty, Inc.*	1,587,509

		21,218,007

Technology Hardware, Storage & Peripherals (3.0%):
285,682	Apple, Inc.	50,728,553
86,439	HP, Inc.	3,256,157
16,418	NetApp, Inc.	1,510,292
12,856	Western Digital Corp.*	838,340

		56,333,342

Textiles, Apparel & Luxury Goods (0.2%):
24,081	Nike, Inc., Class B	4,013,580

Tobacco (0.0%†):
11,944	Altria Group, Inc.	566,026

Trading Companies & Distributors (0.2%):
13,409	MSC Industrial Direct Co., Inc.	1,127,160
3,216	W.W. Grainger, Inc.	1,666,660

		2,793,820

Total Common Stocks (Cost $682,315,202)		784,984,973

Preferred Stock (0.0%†):
Electric Utilities (0.0%†):
1,000	PG&E Corp., 5.50%, 8/16/23	115,680

Total Preferred Stock (Cost $117,395)		115,680

Warrants (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
63	California Resources Corp., 10/27/24	781
4,538	Occidental Petroleum Corp., 8/3/27	57,224

		58,005

Total Warrants (Cost $50,290)		58,005

Asset Backed Securities (0.5%):
$874,008	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	788,119
198,709	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(b)	186,487
163,801	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	146,767
220,161	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	191,943

Principal Amount		Value
Asset Backed Securities, continued
$817,471	Aaset Trust, Class A, Series 2021-1A, 2.95%, 11/16/41(b)	$801,267
1,475,000	Aaset Trust, Class A, Series 2021-2A, 2.80%, 1/15/47(b)	1,464,095
244,877	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(b)	174,268
262,621	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	250,068
537,992	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	537,126
96,354	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	96,479
1,146,349	Blackbird Capital Aircraft, Class A, Series 2021-1A, 2.44%, 7/15/46, Callable 7/15/28 @ 100(b)	1,131,398
186,315	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	175,374
243,533	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	240,074
240,164	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	235,250
231,566	Castlelake Aircraft Structured Trust, Class A, Series 2021-1A, 3.47%, 1/15/46(b)	234,001
367,477	CF Hippolyta LLC, Class A1, Series 2021-A, 1.53%, 3/15/61, Callable 3/15/24 @ 100(b)	361,531
354,200	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	368,150
219,019	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	214,601
200,632	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	194,634
215,600	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	221,594
243,372	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	235,951
238,365	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(b)	231,465
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(b)	201,968
239,006	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	236,878
344,435	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(b)(c)	338,074
348,821	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	345,347

Total Asset Backed Securities (Cost $9,914,283)		9,602,909

Collateralized Mortgage Obligations (4.6%):
250,000	AIMCO CLO, Class AR, Series 2018-BA, 1.22%(US0003M+110bps), 1/15/32, Callable 7/15/22 @ 100(b)	250,406
523,000	Aimco CLO 11, Ltd., Class AR, Series 2020-11A, 1.25%(US0003M+113bps), 10/17/34, Callable 1/17/24 @ 100(b)	521,775

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$310,000	Aimco CLO 12, Ltd., Class A, Series 2020-12A, 1.33%(US0003M+121bps), 1/17/32, Callable 1/17/22 @ 100(b)	$309,783
387,000	Aimco CLO 14, Ltd., Class A, Series 2021-14A, 1.12%(US0003M+99bps), 4/20/34, Callable 4/20/23 @ 100(b)	386,725
250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A, 1.46%(US0003M+133bps), 1/20/33, Callable 1/20/22 @ 100(b)	250,040
250,000	Allegro CLO XIII, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+114bps), 7/20/34, Callable 7/20/23 @ 100(b)	249,576
2,812,000	Allegro CLO XIV, Ltd., Class A1, Series 2021-2A, 1.24%(US0003M+116bps), 10/15/34, Callable 10/15/23 @ 100(b)	2,810,363
256,000	Ares CLO, Ltd., Class A, Series 2019-54A, 1.44%(US0003M+132bps), 10/15/32, Callable 1/15/22 @ 100(b)	256,039
853,000	Ares LV CLO, Ltd., Class A1R, Series 2020-55A, 1.25%(US0003M+113bps), 7/15/34, Callable 7/15/23 @ 100(b)	852,522
476,000	Ares LVIII CLO, Ltd., Class A, Series 2020-58A, 1.34%(US0003M+122bps), 1/15/33, Callable 1/15/22 @ 100(b)	476,059
273,000	Ares XLI CLO, Ltd., Class AR2, Series 2016-41A, 1.19%(US0003M+107bps), 4/15/34, Callable 4/15/23 @ 100(b)	271,961
177,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	180,411
30,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52, Callable 9/15/29 @ 100	31,581
310,000	Barings CLO, Ltd., Class A, Series 2020-4A, 1.35%(US0003M+122bps), 1/20/32, Callable 1/20/22 @ 100(b)	310,004
536,000	Barings CLO, Ltd., Class AR, Series 2020-1A, 1.27%(US0003M+115bps), 10/15/36, Callable 10/15/23 @ 100(b)	536,094
540,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 1.45%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(b)	540,099
34,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51(c)	38,117
808,000	Bethpage Park CLO, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+113bps), 1/15/35, Callable 10/15/23 @ 100(b)	807,520
139,000	BFLD Trust, Class A, Series 2020-OBRK, 2.16%(US0001M+205bps), 11/15/22(b)	139,748
309,000	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 1.11%(US0003M+99bps), 4/15/29, Callable 1/15/22 @ 100(b)	308,432
5,017,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 1.11%(US0001M+100bps), 4/15/34(b)	5,007,555
172,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 1.41%(US0001M+130bps), 4/15/34(b)	170,930

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$113,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 1.71%(US0001M+160bps), 4/15/34(b)	$111,866
127,761	BX Commercial Mortgage Trust, Class B, Series 2020-BXLP, 1.11%(US0001M+100bps), 12/15/29(b)	127,610
309,400	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 1.91%(US0001M+180bps), 10/15/36(b)	308,806
94,500	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 1.91%(US0001M+180bps), 11/15/35(b)	94,416
89,804	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 2.73%(US0001M+263bps), 9/15/37(b)	76,566
170,246	BX Commercial Mortgage Trust, Class A, Series 2020-FOX, 1.11%(US0001M+100bps), 11/15/32(b)	170,182
119,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 2.01%(US0001M+190bps), 4/15/34(b)	117,507
124,100	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 1.19%(US0001M+108bps), 10/15/36(b)	123,962
220,150	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 1.56%(US0001M+145bps), 10/15/36(b)	219,725
101,040	BX Commercial Mortgage Trust, Class C, Series 2020-BXLP, 1.23%(US0001M+112bps), 12/15/29(b)	100,803
354,057	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.91%(US0001M+80bps), 12/15/29(b)	353,848
119,411	BX Commercial Mortgage Trust, Class E, Series 2020-BXLP, 1.71%(US0001M+160bps), 12/15/29(b)	118,890
156,153	BX Commercial Mortgage Trust, Class D, Series 2020-BXLP, 1.36%(US0001M+125bps), 12/15/29(b)	155,559
155,550	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 1.36%(US0001M+125bps), 10/15/36(b)	155,292
730,000	BX Mortgage Trust, Class E, Series 2021-PAC, 2.06%(US0001M+195bps), 10/15/36(b)	727,698
210,000	BX Mortgage Trust, Class D, Series 2021-PAC, 1.41%(US0001M+130bps), 10/15/36(b)	209,615
1,081,000	BX Mortgage Trust, Class A, Series 2021-PAC, 0.80%(US0001M+69bps), 10/15/36(b)	1,078,991
162,000	BX Mortgage Trust, Class B, Series 2021-PAC, 1.01%(US0001M+90bps), 10/15/36(b)	161,626
216,000	BX Mortgage Trust, Class C, Series 2021-PAC, 1.21%(US0001M+110bps), 10/15/36(b)	215,603
5,000,000	BX Trust, Class A, Series 2021-SOAR, 0.78%(US0001M+67bps), 6/15/38(b)	4,971,300
632,619	Cascade Funding Mortgage Trust, Class A, Series 2021-HB6, 0.90%, 6/25/36, Callable 6/25/22 @ 100(b)(c)	631,722

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$17,105,000	Cedar Funding V CLO, Ltd., Class A1R, Series 2016-5A, 1.22%(US0003M+110bps), 7/17/31, Callable 1/17/22 @ 100(b)	$17,104,978
235,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 1.18%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(b)	233,441
643,000	Cedar Funding X CLO, Ltd., Class AR, Series 2019-10A, 1.23%(US0003M+110bps), 10/20/32, Callable 10/20/22 @ 100(b)	642,738
485,000	Cedar Funding XII CLO, Ltd., Class A1R, Series 2020-12A, 1.26%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	483,872
403,058	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 1.23%(US0001M+112bps), 6/15/34(b)	402,572
99,275	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 1.61%(US0001M+150bps), 6/15/34(b)	98,650
99,275	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 1.86%(US0001M+175bps), 6/15/34(b)	98,408
204,000	CIM Retail Portfolio Trust, Class D, Series 2021-RETL, 3.16%(US0001M+305bps), 8/15/36(b)	202,001
222,000	CIM Retail Portfolio Trust, Class B, Series 2021-RETL, 2.01%(US0001M+190bps), 8/15/36(b)	220,664
165,000	CIM Retail Portfolio Trust, Class C, Series 2021-RETL, 2.41%(US0001M+230bps), 8/15/36(b)	163,796
721,000	CIM Retail Portfolio Trust, Class A, Series 2021-RETL, 1.51%(US0001M+140bps), 8/15/36(b)	719,226
791,000	Columbia Cent CLO 29, Ltd., Class AR, Series 2020-29A, 1.32%(US0003M+117bps), 10/20/34, Callable 10/20/23 @ 100(b)	790,998
410,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A, 1.44%(US0003M+131bps), 1/20/34, Callable 4/20/23 @ 100(b)	410,747
310,000	Columbia Cent CLO 31, Ltd., Class A1, Series 2021-31A, 1.33%(US0003M+120bps), 4/20/34, Callable 7/20/23 @ 100(b)	310,143
57,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 6/15/24 @ 100	60,061
140,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 1.34%(US0001M+123bps), 5/15/36(b)	139,737
3,766,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(b)	3,798,727
860,000	CSMC Trust, Class D, Series 2017-PFHP, 2.36%(US0001M+225bps), 12/15/30(b)	856,182
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	101,472
205,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	210,045
100,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	98,219

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	$100,646
527,000	Dryden 76 CLO, Ltd., Class A1R, Series 2019-76A, 1.31%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	526,787
577,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A, 1.34%(US0003M+122bps), 1/18/32, Callable 1/18/22 @ 100(b)	577,045
723,000	Dryden 85 CLO, Ltd., Class AR, Series 2020-85A, 1.27%(US0003M+115bps), 10/15/35, Callable 10/15/23 @ 100(b)	723,127
420,000	Dryden 90 Clo, Ltd., Class A1A, Series 2021-90A, 1.29%(US0003M+113bps), 2/20/35(b)	419,743
250,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 1.30%(US0003M+118bps), 4/17/33, Callable 4/17/22 @ 100(b)	250,097
363,000	Eaton Vance CLO, Ltd., Class AR, Series 2019-1A, 1.22%(US0003M+110bps), 4/15/31, Callable 7/15/22 @ 100(b)	363,692
930,000	Eaton Vance CLO, Ltd., Class AR, Series 2020-2A, 1.26%(US0003M+115bps), 1/15/35, Callable 1/15/24 @ 100(b)	929,214
250,000	Eaton Vance CLO, Ltd., Class A13R, Series 2013-1A, 1.37%(US0003M+125bps), 1/15/34, Callable 1/15/23 @ 100(b)	250,495
1,469,000	ELP Commercial Mortgage Trust, Class A, Series 2021-ELP, 0.81%(US0001M+70bps), 11/15/38(b)	1,460,568
447,671	Extended Stay America Trust, Class D, Series 2021-ESH, 2.36%(US0001M+225bps), 7/15/38(b)	447,671
223,836	Extended Stay America Trust, Class C, Series 2021-ESH, 1.81%(US0001M+170bps), 7/15/38(b)	223,835
303,421	Extended Stay America Trust, Class B, Series 2021-ESH, 1.49%(US0001M+138bps), 7/15/38(b)	303,421
532,231	Extended Stay America Trust, Class A, Series 2021-ESH, 1.19%(US0001M+108bps), 7/15/38(b)	532,231
300,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 1.46%(US0003M+130bps), 11/20/33, Callable 11/20/22 @ 100(b)	300,240
250,000	Flatiron CLO 21, Ltd., Class A1, Series 2021-1A, 1.26%(US0003M+111bps), 7/19/34, Callable 7/19/23 @ 100(b)	249,155
100,000	GS Mortgage Securities Corp. Trust, Class C, Series 2021-IP, 1.66%(US0001M+155bps), 10/15/36(b)	99,847
100,000	GS Mortgage Securities Corp. Trust, Class B, Series 2021-IP, 1.26%(US0001M+115bps), 10/15/36(b)	99,891
643,000	GS Mortgage Securities Corp. Trust, Class A, Series 2021-IP, 1.06%(US0001M+95bps), 10/15/36(b)	642,592
556,000	Invesco CLO, Ltd., Class A, Series 2021-3A, 1.25%(US0003M+113bps), 10/22/34, Callable 10/22/23 @ 100(b)	554,691

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$87,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(b)	$88,568
64,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(b)	65,821
41,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(b)	42,290
100,000	Life Mortgage Trust, Class C, Series 2021-BMR, 1.21%(US0001M+110bps), 3/15/38(b)	98,888
100,000	Life Mortgage Trust, Class B, Series 2021-BMR, 0.99%(US0001M+88bps), 3/15/38(b)	98,923
100,000	Life Mortgage Trust, Class E, Series 2021-BMR, 1.86%(US0001M+175bps), 3/15/38(b)	98,863
100,000	Life Mortgage Trust, Class D, Series 2021-BMR, 1.51%(US0001M+140bps), 3/15/38(b)	98,895
285,000	Life Mortgage Trust, Class A, Series 2021-BMR, 0.81%(US0001M+70bps), 3/15/38(b)	282,865
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A, 1.33%(US0003M+121bps), 1/15/32, Callable 1/15/22 @ 100(b)	250,026
320,000	Madison Park Funding L, Ltd., Class A, Series 2021-50A, 1.26%(US0003M+114bps), 4/19/34, Callable 4/19/23 @ 100(b)	319,999
910,000	Madison Park Funding LII, Ltd., Class A, Series 2021-52A, 1.19%(US0003M+110bps), 1/22/35(b)	908,374
250,000	Madison Park Funding XLV, Ltd., Class AR, Series 2020-45A, 1.24%(US0003M+112bps), 7/15/34, Callable 7/15/23 @ 100(b)	249,861
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 1.45%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(b)	250,062
236,276	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 1.05%(US0003M+92bps), 1/22/28, Callable 1/22/22 @ 100(b)	236,101
250,000	Magnetite XXI, Ltd., Class AR, Series 2019-21A, 1.15%(US0003M+102bps), 4/20/34, Callable 4/20/22 @ 100(b)	249,864
280,000	Magnetite Xxix, Ltd., Class A, Series 2021-29A, 1.11%(US0003M+99bps), 1/15/34, Callable 1/15/22 @ 100(b)	280,095
250,000	Magnetite XXVII, Ltd., Class AR, Series 2020-27A, 1.27%(US0003M+114bps), 10/20/34, Callable 10/20/23 @ 100(b)	249,999
968,000	Magnetite Xxx, Ltd., Class A, Series 2021-30A, 1.26%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	967,427
500,000	Magnetite, Ltd., Class A, Series 24, 1.45%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(b)	500,036
260,000	MHC Commercial Mortgage Trust, Class A, Series 2021-MHC, 0.91%(US0001M+80bps), 4/15/38(b)	259,459
315,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 1.20%(US0003M+107bps), 10/20/30, Callable 1/20/22 @ 100(b)	315,001

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$132,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 12/15/28 @ 100	$149,336
385,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(b)	395,002
56,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)	56,618
53,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)(c)	52,941
236,041	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 1.36%(US0001M+125bps), 6/15/35(b)	236,612
567,462	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 1.61%(US0001M+150bps), 6/15/35(b)	564,342
326,000	Peace Park CLO, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+113bps), 10/20/34, Callable 10/20/23 @ 100(b)	325,999
91,792	Prima Capital CRE Securitization, Class A, Series 2021-9A, 1.55%(US0001M+145bps), 12/15/37(b)	91,734
333,000	Rockland Park CLO, Ltd., Class A, Series 2021-1A, 1.25%(US0003M+112bps), 4/20/34, Callable 4/20/23 @ 100(b)	332,821
237,000	SREIT Trust, Class D, Series 2021-MFP, 1.68%(US0001M+158bps), 11/15/38(b)	236,773
1,013,000	SREIT Trust, Class A, Series 2021-MFP, 0.83%(US0001M+73bps), 11/15/38(b)	1,007,602
580,000	SREIT Trust, Class B, Series 2021-MFP, 1.18%(US0001M+108bps), 11/15/38(b)	576,518
360,000	SREIT Trust, Class C, Series 2021-MFP, 1.43%(US0001M+133bps), 11/15/38(b)	355,657
250,000	Symphony CLO XXVI, Ltd., Class AR, Series 2021-26A, 1.21%(US0003M+108bps), 4/20/33, Callable 4/20/22 @ 100(b)	249,454
10,250,000	Taconic Park CLO, Ltd., Class A1R, Series 2016-1A, 1.13%(US0003M+100bps), 1/20/29, Callable 1/20/22 @ 100(b)	10,244,260
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(b)	20,002
285,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(b)	283,336
551,000	Voya CLO, Ltd., Class A1R, Series 2020-2A, 1.28%(US0003M+116bps), 7/19/34, Callable 7/19/23 @ 100(b)	550,999
335,000	Voya CLO, Ltd., Class A, Series 2019-2, 1.40%(US0003M+127bps), 7/20/32, Callable 1/20/22 @ 100(b)	335,008
564,000	Voya CLO, Ltd., Class AR, Series 2020-1A, 1.27%(US0003M+115bps), 7/16/34, Callable 7/16/23 @ 100(b)	563,368
1,073,000	Voya CLO, Ltd., Class AR, Series 2020-3A, 1.28%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	1,071,745

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$155,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	$176,185
185,000	Wells Fargo Commercial Mortgage Trust, Class A, Series 2021-FCMT, 1.31%(US0001M+120bps), 5/15/31(b)	184,772

Total Collateralized Mortgage Obligations (Cost $85,335,033)		85,111,493

Convertible Bonds (0.0%†):
Entertainment (0.0%†):
25,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25	32,950

Hotels, Restaurants & Leisure (0.0%†):
37,000	Booking Holdings, Inc., 0.75%, 5/1/25^	54,547
27,000	Vail Resorts, Inc., 0.00%, 1/1/26^	28,864

		83,411

Leisure Products (0.0%†):
19,000	Callaway Golf Co., 2.75%, 5/1/26	32,897

Media (0.0%†):
54,000	DISH Network Corp., 2.38%, 3/15/24	51,763
146,000	DISH Network Corp., 3.38%, 8/15/26	136,746

		188,509

Oil, Gas & Consumable Fuels (0.0%†):
30,543	Mesquite Energy, Inc., 15.00%, 7/15/23(d)	105,985
52,844	Mesquite Energy, Inc., 15.00%, 7/15/23(a)(d)	165,930

		271,915

Professional Services (0.0%†):
16,000	FTI Consulting, Inc., 2.00%, 8/15/23	24,718
23,000	KBR, Inc., 2.50%, 11/1/23	43,621

		68,339

Semiconductors & Semiconductor Equipment (0.0%†):
8,000	ON Semiconductor Corp., 1.63%, 10/15/23	26,386

Total Convertible Bonds (Cost $451,898)		704,407

Bank Loans (0.1%):
Chemicals (0.0%†):
14,963	Consolidated Energy Term Incr B 1Ln, 3.56% (LIBOR+350bps)	14,588
20,000	Diversey Term B 1Ln, Amendment No 3 Refinancing TL 3.06% (LIBOR+300bps), 9/29/28	19,906

		34,494

Construction & Engineering (0.0%†):
35,000	Convergint Tech Term 2Ln, 7.50% (LIBOR+675bps), 3/31/29	34,913
4,988	Convergint Tech Term B 1Ln, 4.25% (LIBOR+350bps), 3/31/28	4,981

		39,894

Consumer Discretionary Products (0.0%†):
34,254	Authentic Brands Term B2 1Ln, 3.56% (LIBOR+350bps), 1/31/29	33,997
5,373	Authentic Brands Term B3 1Ln, 3.56% (LIBOR+350bps), 1/31/29	5,333

		39,330

Diversified Consumer Services (0.0%†):
15,000	Ascend Learning Term 2 Ln, 5.81% (LIBOR+575bps), 12/10/29	14,963

Principal Amount		Value
Bank Loans, continued
Diversified Consumer Services, continued
$165,000	Ascend Learning Term B 1 Ln, 3.56% (LIBOR+350bps), 11/18/28	$164,622

		179,585

Diversified Financial Services (0.0%†):
10,000	Intelsat Term B-4, 5.56% (LIBOR+550bps), 1/2/24	9,973
131,789	Intelsat Term Dip Dd Superpriority 1Ln, 5.75% (LIBOR+475bps), 10/13/22	131,583

		141,556

Hotels, Restaurants & Leisure (0.1%):
250,000	City Football Group Term B 1Ln, 3.56% (LIBOR+350bps), 7/21/28, Callable 2/7/22 @ 100(b)	248,125
174,555	Diamond Sports Broadcasting Term B 1Ln, 3.31% (LIBOR+325bps), 8/24/26, Callable 2/7/22 @ 100(b)	80,440
122,409	Golden Entertainment Term B 1Ln, 3.06% (LIBOR+300bps), 10/20/24, Callable 2/7/22 @ 100(b)	122,002

		450,567

Media (0.0%†):
5,373	Authentic Brands Term B1 1Ln, 3.56% (LIBOR+350bps), 1/31/29	5,346

Software (0.0%†):
3,385	Ion Analytics Term 1 Ln, 4.06% (LIBOR+400bps), 2/16/28	3,393

Total Bank Loans (Cost $912,458)		894,165

Corporate Bonds (16.9%):
(0.0%†):
70,000	Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29, Callable 11/15/24 @ 102.25(b)	70,875
190,000	Railworks Holdings LP/Railworks Rally, Inc., 8.25%, 11/15/28, Callable 11/15/24 @ 104.13(b)	195,700

		266,575

Aerospace & Defense (0.4%):
1,145,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	1,289,871
145,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	169,239
1,100,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	1,411,094
100,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	135,461
1,150,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	1,591,918
310,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(b)	313,875
445,000	BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06(b)	451,675
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	5,956
145,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(b)	145,906
40,000	TransDigm, Inc., 6.88%, 5/15/26, Callable 2/7/22 @ 105.16	41,750

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Aerospace & Defense, continued
$40,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 2/7/22 @ 103.19	$41,050
35,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 3/15/22 @ 103.75	36,531
1,655,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 11/15/22 @ 102.75	1,700,513
310,000	TransDigm, Inc., 4.88%, 5/1/29, Callable 5/1/24 @ 102.44	310,000

		7,644,839

Air Freight & Logistics (0.0%†):
255,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38(b)	259,781
525,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13(b)	547,313

		807,094

Auto Components (0.0%†):
125,000	Dana, Inc., 4.50%, 2/15/32, Callable 2/15/27 @ 102.25	122,656

Automobiles (0.1%):
40,000	Magic Mergeco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63(b)	40,000
270,000	Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94(b)	265,275
165,000	Thor Industries, Inc., 4.00%, 10/15/29, Callable 10/15/24 @ 102(b)	163,556
240,000	Volkswagen Group of America Finance LLC, 2.90%, 5/13/22(b)	241,895
209,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(b)	214,999

		925,725

Banking (0.0%†):
70,000	BroadStreet Partners, Inc., 5.88%, 4/15/29, Callable 4/15/24 @ 102.94(b)	68,483

Banks (1.6%):
3,840,000	Bank of America Corp., 4.20%, 8/26/24, MTN	4,109,487
410,000	Bank of America Corp., Series L, 3.95%, 4/21/25, MTN	438,663
151,000	Bank of America Corp., Series G, 4.45%, 3/3/26	166,247
1,300,000	Bank of America Corp., 3.42% (US0003M+104 bps), 12/20/28, Callable 12/20/27 @ 100	1,388,946
980,000	Bank of America Corp., 2.30% (SOFR+122 bps), 7/21/32, Callable 7/21/31 @ 100	962,401
70,000	CIT Group, Inc., 3.93% (SOFR+4 bps), 6/19/24, Callable 6/19/23 @ 100	72,537
165,000	CIT Group, Inc., 6.13%, 3/9/28	198,413
730,000	Citigroup, Inc., Series V, 4.05%, 7/30/22	744,300
2,455,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	2,564,876
1,098,000	Citigroup, Inc., 4.30%, 11/20/26	1,214,802
1,156,000	Citigroup, Inc., 4.41% (SOFR+391 bps), 3/31/31, Callable 3/31/30 @ 100	1,318,256
4,105,000	JPMorgan Chase & Co., 3.88%, 9/10/24	4,361,029
2,500,000	JPMorgan Chase & Co., 4.49% (SOFR+379 bps), 3/24/31, Callable 3/24/30 @ 100	2,891,182

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$181,000	JPMorgan Chase & Co., 2.96% (SOFR+252 bps), 5/13/31, Callable 5/13/30 @ 100	$187,206
3,705,000	Wells Fargo & Co., 2.41% (US0003M+83 bps), 10/30/25, Callable 10/30/24 @ 100, MTN	3,795,917
2,645,000	Wells Fargo & Co., 4.48% (US0003M+4 bps), 4/4/31, Callable 4/4/30 @ 100, MTN	3,071,112
1,800,000	Wells Fargo & Co., 5.01% (US0003M+424 bps), 4/4/51, Callable 4/4/50 @ 100, MTN	2,471,996

		29,957,370

Beverages (0.6%):
2,400,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	2,895,828
3,100,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,395,520
150,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	176,536
400,000	Anheuser-Busch InBev Worldwide, Inc., 4.50%, 6/1/50, Callable 12/1/49 @ 100	493,873
333,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	420,747
2,445,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	3,562,106
20,000	Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13(b)	19,300

		10,963,910

Biotechnology (0.1%):
1,050,000	AbbVie, Inc., 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,053,692
120,000	Emergent BioSolutions, Inc., 3.88%, 8/15/28, Callable 8/15/23 @ 101.94^(b)	114,900

		1,168,592

Building Products (0.1%):
795,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(b)	823,819
35,000	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19(b)	35,700

		859,519

Capital Markets (1.3%):
457,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	480,992
2,707,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	2,853,386
315,000	Coinbase Global, Inc., 3.38%, 10/1/28, Callable 10/1/24 @ 101.69(b)	294,525
315,000	Coinbase Global, Inc., 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	289,800
2,880,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	3,165,517
1,263,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR+125 bps), 7/21/32, Callable 7/21/31 @ 100, MTN	1,246,148
128,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	181,665
50,000	HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 6/15/26, Callable 3/15/26 @ 100(b)	50,750

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$55,000	LCM Investments Holdings II LLC, 4.88%, 5/1/29, Callable 5/1/24 @ 102.44(b)	$56,238
55,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5(b)	56,100
1,100,000	Moody’s Corp., 3.75%, 3/24/25, Callable 2/24/25 @ 100	1,175,731
1,100,000	Moody’s Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	1,181,200
6,619,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	6,849,010
2,534,000	Morgan Stanley, 3.62% (SOFR+312 bps), 4/1/31, Callable 4/1/30 @ 100	2,755,684
380,000	Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29, Callable 10/1/24 @ 101.94(b)	378,575
150,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63(b)	151,875
100,000	MSCI, Inc., 3.25%, 8/15/33, Callable 8/15/27 @ 101.63(b)	101,250
485,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 8/1/22 @ 108.06(b)	506,789
250,000	Olympus Water US Holding Corp., 4.25%, 10/1/28, Callable 10/1/24 @ 102.13(b)	244,375
2,296,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	2,594,168
300,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	395,192
15,000	Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29, Callable 2/1/24 @ 103.13(b)	14,981
35,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31(b)	35,656
55,000	Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19(b)	51,700

		25,111,307

Chemicals (0.2%):
430,000	CF Industries, Inc., 5.15%, 3/15/34	519,762
15,000	CF Industries, Inc., 4.95%, 6/1/43	18,038
660,000	CF Industries, Inc., 5.38%, 3/15/44	833,250
510,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	545,062
915,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(b)	961,894
60,000	Diamond BC BV, 4.63%, 10/1/29, Callable 10/1/24 @ 102.31(b)	59,475
75,000	LSB Industries, Inc., 6.25%, 10/15/28, Callable 10/15/24 @ 103.13(b)	77,625
375,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	393,750
135,000	Scotts Miracle-GRO Co. (The), 4.38%, 2/1/32, Callable 8/1/26 @ 102.19(b)	134,662
25,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	25,500
350,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(b)	341,250
50,000	WR Grace Holdings LLC, 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(b)	51,358

Principal Amount		Value
Corporate Bonds, continued
Chemicals, continued
$125,000	WR Grace Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81(b)	$127,500

		4,089,126

Commercial Services & Supplies (0.1%):
125,000	ADT Security Corp. (The), 4.13%, 8/1/29, Callable 8/1/28 @ 100(b)	123,438
430,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5(b)	443,975
25,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 2/1/26, Callable 2/1/23 @ 102.5(b)	25,187
25,000	Pitney Bowes, Inc., 6.88%, 3/15/27, Callable 3/15/24 @ 103.44(b)	25,875
45,000	Pitney Bowes, Inc., 7.25%, 3/15/29, Callable 3/15/24 @ 103.63(b)	46,575
270,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(b)	265,950

		931,000

Communications Equipment (0.0%†):
205,000	CommScope, Inc., 7.13%, 7/1/28, Callable 7/1/23 @ 103.56(b)	202,438
200,000	CommScope, Inc., 4.75%, 9/1/29, Callable 9/1/24 @ 102.38(b)	198,250
250,000	Viavi Solutions, Inc., 3.75%, 10/1/29, Callable 10/1/24 @ 101.88(b)	249,375

		650,063

Construction & Engineering (0.1%):
25,000	Arcosa, Inc., 4.38%, 4/15/29, Callable 4/15/24 @ 102.19(b)	25,250
740,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/7/22 @ 104.25^(b)	738,150
270,000	Dycom Industries, Inc., 4.50%, 4/15/29, Callable 4/15/24 @ 102.25(b)	274,725
55,000	Global Infrastructure Solutions, Inc., 5.63%, 6/1/29, Callable 6/1/24 @ 102.81(b)	56,375
25,000	Great Lakes Dredge & Dock Corp., 5.25%, 6/1/29, Callable 6/1/24 @ 102.63(b)	25,750
660,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(b)	661,650

		1,781,900

Consumer Finance (1.4%):
2,090,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	2,142,561
90,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	90,310
100,000	Ally Financial, Inc., 5.13%, 9/30/24	109,344
224,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	252,810
1,837,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	2,071,657
590,000	Ally Financial, Inc., 4.70% (H15T5Y+387 bps), Callable 5/15/26 @ 100	619,498
1,513,000	Capital One Financial Corp., 2.60%, 5/11/23, Callable 4/11/23 @ 100	1,543,124

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$2,665,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	$2,873,813
343,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	373,625
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	261,249
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,014,398
2,253,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	2,468,632
295,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	318,524
550,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	591,878
313,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	313,130
329,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	353,199
968,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,019,899
55,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	59,800
620,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	704,422
130,000	General Motors Acceptance Corp., 8.00%, 11/1/31	183,223
2,100,000	General Motors Financial Co., Inc., 4.00%, 1/15/25, Callable 10/15/24 @ 100	2,234,211
445,000	OneMain Finance Corp., 6.88%, 3/15/25	495,062
295,000	OneMain Finance Corp., 3.50%, 1/15/27, Callable 1/15/24 @ 101.75	292,050
155,000	OneMain Finance Corp., 3.88%, 9/15/28, Callable 9/15/24 @ 101.94	152,094
430,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	421,938
76,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	76,814
244,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	257,769
797,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	843,664
3,605,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	3,879,020

		26,017,718

Containers & Packaging (0.0%†):
5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 8/15/22 @ 102.06(b)	5,106
190,000	Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	187,863
65,000	Graphic Packaging International LLC, 3.75%, 2/1/30, Callable 8/1/29 @ 100(b)	65,650

		258,619

Diversified Consumer Services (0.1%):
445,000	Adtalem Global Education, Inc., 5.50%, 3/1/28, Callable 3/1/24 @ 102.75(b)	432,763
22,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	21,532

Principal Amount		Value
Corporate Bonds, continued
Diversified Consumer Services, continued
$350,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(b)	$369,687
875,000	Sotheby’s, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69(b)	932,969

		1,756,951

Diversified Financial Services (0.1%):
185,000	Acrisure LLC / Acrisure Finance, Inc., 6.00%, 8/1/29, Callable 8/1/24 @ 103(b)	181,300
38,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	39,377
565,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/7/22 @ 100(b)	565,000
496,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 2/7/22 @ 103.94(b)	515,220
15,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(b)	14,287
130,000	OI European Group BV, 4.75%, 2/15/30, Callable 11/15/24 @ 102.38(b)	131,787
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	533,877
155,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	161,006
150,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31, Callable 2/15/31 @ 100(b)	158,625
125,000	Venture Global Calcasieu Pass LLC, 3.88%, 11/1/33, Callable 5/1/33 @ 100(b)	130,938

		2,431,417

Diversified Support Services (0.0%†):
55,000	Ritchie Bros Holdings, Inc., 4.75%, 12/15/31, Callable 12/15/26 @ 102.38(b)	57,406

Diversified Telecommunication Services (0.5%):
28,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	29,819
138,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	155,425
76,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100	74,293
400,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	505,825
1,200,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	1,241,045
310,000	CenturyLink, Inc., 5.63%, 4/1/25, Callable 1/1/25 @ 100	327,825
915,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(b)	952,744
10,000	CenturyLink, Inc., Series G, 6.88%, 1/15/28	11,125
55,000	Cogent Communications Group, Inc., 3.50%, 5/1/26, Callable 2/1/26 @ 100(b)	56,306
25,000	Consolidated Communications, Inc., 5.00%, 10/1/28, Callable 10/1/23 @ 103.75^(b)	25,437
185,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(b)	182,688
40,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(b)	42,300
45,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	46,181
45,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(b)	46,744

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$5,496	Frontier Communications Holdings LLC, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94	$5,496
155,000	Frontier Communications Holdings LLC, 6.00%, 1/15/30, Callable 10/15/24 @ 103^(b)	155,387
60,000	Lumen Technologies, Inc., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69^(b)	60,225
3,725,000	Verizon Communications, Inc., 2.10%, 3/22/28, Callable 1/22/28 @ 100	3,728,848
209,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	210,671
1,250,000	Verizon Communications, Inc., 2.99%, 10/30/56, Callable 4/30/56 @ 100	1,170,312
55,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/7/22 @ 102(b)	54,038

		9,082,734

Electric Utilities (0.6%):
10,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(b)	10,000
941,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(b)	971,582
155,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(b)	157,713
165,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	168,558
54,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(b)	52,681
587,000	Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100(b)	583,808
1,000,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100	1,063,328
1,075,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	1,196,515
2,000,000	FirstEnergy Corp., 7.38%, 11/15/31	2,703,852
255,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 1/15/24 @ 104	262,012
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	142,290
17,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	17,722
20,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(b)	19,575
40,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(b)	39,000
369,722	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	395,140
795,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	870,824
1,370,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	1,440,212
311,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	326,146
605,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(b)	626,175

		11,047,133

Principal Amount		Value
Corporate Bonds, continued
Electrical Equipment (0.0%†):
$55,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(b)	$57,888
65,000	Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102(b)	66,219
310,000	Vertiv Group Corp., 4.13%, 11/15/28, Callable 11/15/24 @ 102.06(b)	311,162

		435,269

Electronic Equipment, Instrume (0.0%†):
80,000	II-VI, Inc., 5.00%, 12/15/29, Callable 12/14/24 @ 102.5(b)	82,000

Entertainment (0.3%):
780,000	Netflix, Inc., 4.88%, 4/15/28	889,200
25,000	Netflix, Inc., 6.38%, 5/15/29	31,156
25,000	Netflix, Inc., 5.38%, 11/15/29(b)	29,688
310,000	ROBLOX Corp., 3.88%, 5/1/30, Callable 11/1/24 @ 101.94(b)	313,487
3,000,000	Walt Disney Co. (The), 3.80%, 3/22/30	3,366,264

		4,629,795

Equity Real Estate Investment Trusts (1.3%):
1,039,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	1,097,243
1,265,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	1,359,685
62,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	69,205
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	375,404
46,000	Corporate Office Properties LP, 2.75%, 4/15/31, Callable 1/15/31 @ 100	45,745
68,000	Corporate Office Properties, LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	68,663
10,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100^	10,150
45,000	CTR Partnership LP / CareTrust Capital Corp., 3.88%, 6/30/28, Callable 3/30/28 @ 100(b)	46,290
40,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/7/22 @ 100.98	35,000
430,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(b)	419,996
66,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	70,319
63,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	65,360
400,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	454,045
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	772,830
25,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(b)	26,625
765,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26, Callable 6/1/26 @ 100	818,550

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$114,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	$118,253
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	108,051
1,278,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,401,019
2,482,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	2,576,879
133,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	133,950
189,000	Piedmont Operating Partnership, LP, 2.75%, 4/1/32, Callable 1/1/32 @ 100	185,469
15,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	16,583
1,214,000	Sabra Health Care, LP, 3.20%, 12/1/31, Callable 9/1/31 @ 100	1,185,795
297,000	SBA Tower Trust, 2.84%, 1/15/25, Callable 1/15/24 @ 100(b)	305,549
97,000	SBA Tower Trust, 1.88%, 7/15/50, Callable 1/15/25 @ 100(b)	97,162
74,000	SBA Tower Trust, 2.33%, 7/15/52, Callable 7/15/26 @ 100(b)	75,195
40,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	38,791
40,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	41,102
45,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	42,861
310,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	285,949
96,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	107,971
1,277,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	1,275,168
272,000	Sun Communities Operating LP, 2.70%, 7/15/31, Callable 4/15/31 @ 100	271,524
212,000	Sun Communities Operating, LP, 2.30%, 11/1/28, Callable 9/1/28 @ 100	211,113
2,200,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	2,265,195
581,000	Tanger Properties LP, 2.75%, 9/1/31, Callable 6/1/31 @ 100	554,362
85,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 2/7/22 @ 103^	68,425
780,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/15/22 @ 103.94(b)	814,125
355,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30, Callable 1/15/25 @ 103(b)	341,687
131,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	145,008
367,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	380,709
1,430,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	1,670,856

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$60,000	Vici Properties, 3.50%, 2/15/25, Callable 2/15/22 @ 101.75(b)	$61,050
335,000	Vici Properties, 4.25%, 12/1/26, Callable 12/1/22 @ 102.13(b)	348,819
335,000	Vici Properties, 4.63%, 12/1/29, Callable 12/1/24 @ 102.31(b)	355,519
72,000	Vornado Realty LP, 2.15%, 6/1/26, Callable 5/1/26 @ 100	72,075
400,000	WP Carey, Inc., 4.60%, 4/1/24, Callable 1/1/24 @ 100	424,932
3,000,000	WP Carey, Inc., 4.25%, 10/1/26, Callable 7/1/26 @ 100	3,281,094
66,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	72,873

		25,070,223

Financial Services (0.0%†):
120,000	Cobra AcquisitionCo LLC, 6.38%, 11/1/29, Callable 11/1/24 @ 103.25(b)	118,800

Food & Staples Retailing (0.1%):
25,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 1/15/27, Callable 1/15/23 @ 103.47(b)	26,313
50,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29, Callable 9/15/23 @ 101.75(b)	50,062
605,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(b)	653,400
445,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 5/1/22 @ 103.44^(b)	466,138
335,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 10/15/22 @ 102.75(b)	349,656
70,000	Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13(b)	69,125
93,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	116,209
140,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	218,181
45,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(b)	48,150
160,000	US Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38(b)	162,600
60,000	US Foods, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	60,600

		2,220,434

Food Products (0.4%):
110,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(b)	103,675
1,380,000	JBS Finance Luxembourg Sarl, 2.50%, 1/15/27, Callable 12/15/26 @ 100^(b)	1,371,764
125,000	JBS Finance Luxembourg Sarl, 3.63%, 1/15/32, Callable 1/15/27 @ 101.81(b)	125,781
850,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	923,313
151,000	JBS USA LUX SA / JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(b)	163,080

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Food Products, continued
$1,040,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(b)	$1,144,000
1,260,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.00%, 5/15/32, Callable 2/15/32 @ 100(b)	1,248,975
271,000	Kraft Heinz Foods Co., 5.00%, 7/15/35, Callable 1/15/35 @ 100	331,825
10,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	11,778
45,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 4/1/49 @ 100	56,465
350,000	Pilgrim’s Pride Corp., 4.25%, 4/15/31, Callable 4/15/26 @ 102.13(b)	367,500
45,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 12/1/22 @ 102.81(b)	47,644
405,000	Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25(b)	401,963
270,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	259,200

		6,556,963

Health Care (0.0%†):
200,000	180 Medical, Inc., 3.88%, 10/15/29, Callable 10/7/24 @ 101.94(b)	201,990

Health Care Equipment & Supplies (0.0%†):
350,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(b)	350,000

Health Care Providers & Servic (0.0%†):
170,000	Molina Healthcare, Inc., 3.88%, 5/15/32, Callable 2/15/32 @ 100(b)	170,850
140,000	Tenet Healthcare Corp., 4.38%, 1/15/30, Callable 12/1/24 @ 102.19(b)	141,400

		312,250

Health Care Providers & Services (1.1%):
140,000	AHP Health Partners, Inc., 5.75%, 7/15/29, Callable 7/15/24 @ 102.88(b)	137,550
35,000	Cano Health LLC, 6.25%, 10/1/28, Callable 10/1/24 @ 103.13(b)	34,737
3,765,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	3,925,013
1,485,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	1,466,438
1,190,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	1,279,250
245,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	250,513
610,000	Centene Corp., 2.63%, 8/1/31, Callable 5/1/31 @ 100	597,800
255,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(b)	269,025
255,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103(b)	272,531
65,000	CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06(b)	64,513

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$45,000	CHS/Community Health Systems, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38(b)	$45,337
4,341,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	4,931,202
1,000,000	Cigna Corp., 4.90%, 12/15/48, Callable 6/15/48 @ 100	1,296,481
605,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(b)	634,494
780,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	798,525
20,000	HCA, Inc., 4.75%, 5/1/23	20,950
780,000	HCA, Inc., 5.38%, 2/1/25	854,100
660,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	694,650
50,000	HealthEquity, Inc., 4.50%, 10/1/29, Callable 10/1/24 @ 102.25(b)	49,500
40,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(b)	41,350
25,000	Owens & Minor, Inc., 4.50%, 3/31/29, Callable 3/31/24 @ 102.25(b)	25,625
416,000	Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63(b)	431,080
590,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/7/22 @ 103.13(b)	609,175
510,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(b)	536,775
295,000	Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13(b)	298,687
117,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	131,688
15,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(b)	15,656

		19,712,645

Hotels, Restaurants & Leisure (0.4%):
15,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(b)	15,600
445,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38	456,125
145,000	Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31(b)	145,544
350,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25(b)	397,250
565,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(b)	589,012
125,000	Carrols Restaurant Group, Inc., 5.88%, 7/1/29, Callable 7/1/24 @ 102.94^(b)	111,875
680,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 8/15/22 @ 102.69(b)	340,000
765,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(b)	799,425
605,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/4/22 @ 100(b)	604,244
40,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29, Callable 6/1/24 @ 102.5(b)	41,000
45,000	Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88(b)	46,631

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$40,000	Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25(b)	$40,150
150,000	NCL Corp., Ltd., 10.25%, 2/1/26, Callable 8/1/23 @ 105.13(b)	172,875
20,000	NCL Finance, Ltd., 6.13%, 3/15/28, Callable 12/15/27 @ 100(b)	19,800
20,000	Peninsula Pacific Entert, 8.50%, 11/15/27, Callable 11/15/23 @ 104.25(b)	21,725
20,000	Royal Caribbean Cruises, Ltd., 9.13%, 6/15/23, Callable 3/15/23 @ 100(b)	21,200
280,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 6/1/22 @ 108.63(b)	313,250
310,000	Royal Caribbean Cruises, Ltd., 5.50%, 8/31/26, Callable 2/28/26 @ 100(b)	313,487
510,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(b)	512,550
255,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75(b)	287,513
255,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	263,925
390,000	Wynn Las Vegas LLC, 5.25%, 5/15/27, Callable 2/15/27 @ 100^(b)	398,775
510,000	Yum! Brands, Inc., 7.75%, 4/1/25, Callable 4/1/22 @ 103.88(b)	536,775
350,000	Yum! Brands, Inc., 4.63%, 1/31/32, Callable 10/1/26 @ 102.31	370,563

		6,819,294

Household Durables (0.1%):
65,000	Ambience Merger Sub, Inc., 4.88%, 7/15/28, Callable 7/15/23 @ 102.44(b)	64,106
70,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31(b)	69,475
150,000	Century Communities, Inc., 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	151,500
160,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(b)	159,200
10,000	Newell Brands, Inc., 5.38%, 4/1/36, Callable 10/1/35 @ 100	12,250
90,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27, Callable 10/15/23 @ 102.38(b)	88,875
15,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103^(b)	14,700
510,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(b)	561,000
130,000	Tempur Sealy International, Inc., 3.88%, 10/15/31, Callable 10/15/26 @ 101.94(b)	129,675
265,000	TopBuild Corp., 4.13%, 2/15/32, Callable 10/15/26 @ 102.06(b)	271,294

		1,522,075

Household Products (0.0%†):
55,000	Central Garden & Pet Co., 4.13%, 4/30/31, Callable 4/30/26 @ 102.06(b)	55,206

Principal Amount		Value
Corporate Bonds, continued
Independent Power and Renewable Electricity Producers (0.2%):
$1,457,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(b)	$1,515,357
1,412,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(b)	1,495,268
30,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	31,650
430,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	452,575
35,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(b)	36,313
85,000	Sunnova Energy Corp., 5.88%, 9/1/26, Callable 9/1/23 @ 102.94^(b)	86,275
20,000	TerraForm Power Operating LLC, 4.25%, 1/31/23, Callable 10/31/22 @ 100(b)	20,400
15,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	15,938

		3,653,776

Industrial Conglomerates (0.1%):
550,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	572,000
1,165,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	1,194,125

		1,766,125

Insurance (0.5%):
600,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	618,317
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	866,182
1,600,000	American International Group, Inc., 3.40%, 6/30/30, Callable 3/30/30 @ 100	1,730,909
70,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(b)	70,875
40,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(b)	38,900
2,597,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(b)	2,687,895
115,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/18/22 @ 103.5(b)	118,019
105,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(b)	107,362
436,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	557,159
227,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	250,914
1,000,000	Unum Group, 5.75%, 8/15/42	1,226,188
685,000	USI, Inc., 6.88%, 5/1/25, Callable 2/7/22 @ 101.72(b)	690,994

		8,963,714

Interactive Media & Services (0.0%†):
190,000	Match Group Holdings II LLC, 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	184,300
25,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(b)	25,281
525,000	Rackspace Technology Global, Inc., 3.50%, 2/15/28, Callable 2/15/24 @ 101.75(b)	498,750

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Interactive Media & Services, continued
$60,000	Rackspace Technology Global, Inc., 5.38%, 12/1/28, Callable 12/1/23 @ 102.69^(b)	$58,275

		766,606

IT Services (0.1%):
25,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(b)	24,937
10,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(b)	10,025
470,000	Black Knight Infoserv LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(b)	468,825
15,000	Booz Allen Hamilton, Inc., 4.00%, 7/1/29, Callable 7/1/24 @ 102(b)	15,525
550,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(b)	607,750
255,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(b)	266,475
45,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(b)	45,675
40,000	Square, Inc., 2.75%, 6/1/26, Callable 5/1/26 @ 100(b)	40,200
40,000	Square, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100(b)	41,200
35,000	Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	35,350
35,000	Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	35,350

		1,591,312

Leisure Products (0.0%†):
202,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	210,184
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 12/15/22 @ 104.41(b)	5,369
8,000	Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	9,520

		225,073

Life Sciences Tools & Services (0.0%†):
510,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(b)	534,225
15,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	15,619
30,000	Charles River Laboratories International, Inc., 3.75%, 3/15/29, Callable 3/15/24 @ 101.88(b)	30,375

		580,219

Machinery (0.0%†):
55,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(b)	55,756
170,000	ITT Holdings LLC, 6.50%, 8/1/29, Callable 8/1/24 @ 103.25(b)	167,875
230,000	Madison IAQ LLC, 4.13%, 6/30/28, Callable 6/30/24 @ 102.06(b)	230,287
45,000	Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94(b)	44,944
45,000	Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102(b)	45,563

		544,425

Principal Amount		Value
Corporate Bonds, continued
Media (0.9%):
$255,000	Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28, Callable 2/15/23 @ 113(b)	$267,431
25,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(b)	25,813
20,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(b)	19,400
15,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(b)	14,775
65,000	CCO Holdings LLC, 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(b)	66,625
1,250,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30, Callable 9/1/24 @ 102.38(b)	1,303,125
390,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25	401,212
270,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33, Callable 6/1/27 @ 102.25(b)	275,063
1,500,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25, Callable 4/23/25 @ 100	1,651,611
1,000,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.38%, 5/1/47, Callable 11/1/46 @ 100	1,192,648
1,130,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(b)	1,125,762
335,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(b)	327,044
2,346,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100^	2,508,721
392,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	457,260
605,000	DISH DBS Corp., 7.75%, 7/1/26	638,275
65,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	68,677
1,094,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	1,249,192
93,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	119,826
140,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(b)	139,300
430,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(b)	433,225
525,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 102.25(b)	525,000
95,000	Sirius XM Radio, Inc., 3.13%, 9/1/26, Callable 9/1/23 @ 101.56(b)	94,762
270,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 8/1/22 @ 102.5(b)	279,787
30,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(b)	32,325
25,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(b)	25,062
185,000	Sirius XM Radio, Inc., 3.88%, 9/1/31, Callable 9/1/26 @ 101.94(b)	181,069
350,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(b)	364,875
230,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 12/15/22 @ 104.44(b)	248,400

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$1,620,000	Time Warner Cable, Inc., 6.55%, 5/1/37	$2,132,393
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	395,054
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	83,085
35,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(b)	37,625
245,000	Univision Communications, Inc., 4.50%, 5/1/29, Callable 5/1/24 @ 102.25(b)	247,450

		16,931,872

Metals & Mining (0.1%):
45,000	Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06(b)	46,462
686,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	716,013
60,000	Allegheny Technologies, Inc., 4.88%, 10/1/29, Callable 10/1/24 @ 102.44	60,060
45,000	Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56^	45,169
45,000	Cleveland-Cliffs, Inc., 4.63%, 3/1/29, Callable 3/1/24 @ 102.31^(b)	46,237
45,000	Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44^(b)	46,744
485,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(b)	489,850
125,000	Novelis Corp., 3.88%, 8/15/31, Callable 8/15/26 @ 101.94(b)	124,375

		1,574,910

Mortgage Real Estate Investment Trusts (0.0%†):
40,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 4.75%, 6/15/29, Callable 6/15/24 @ 102.38(b)	40,900
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	47,138

		88,038

Multi-Utilities (0.1%):
1,100,000	NiSource, Inc., 2.95%, 9/1/29, Callable 6/1/29 @ 100	1,136,985
1,000,000	NiSource, Inc., 5.25%, 2/15/43, Callable 8/15/42 @ 100	1,285,958
140,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	151,762

		2,574,705

Oil, Gas & Consumable Fuels (1.9%):
430,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 2/7/22 @ 102.5^	437,525
335,000	Apache Corp., 4.63%, 11/15/25, Callable 8/15/25 @ 100	358,450
45,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	50,906
10,000	Apache Corp., 7.38%, 8/15/47	12,492
145,000	Cheniere Energy Partners LP, 4.00%, 3/1/31, Callable 3/1/26 @ 102	152,975
125,000	Cheniere Energy Partners, LP, 3.25%, 1/31/32, Callable 1/31/27 @ 101.63(b)	125,938

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$247,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(b)	$274,271
375,000	CITGO Petroleum Corp., 6.38%, 6/15/26, Callable 6/15/23 @ 103.19(b)	380,625
50,000	Cnx Midstream Partners, LP, 4.75%, 4/15/30, Callable 4/15/25 @ 102.38(b)	49,875
20,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(b)	20,800
65,000	Colgate Energy Partners III LLC, 5.88%, 7/1/29, Callable 7/1/24 @ 102.94(b)	67,112
47,000	Comstock Resources, Inc., 7.50%, 5/15/25, Callable 2/7/22 @ 103.75(b)	48,527
55,000	Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38(b)	59,537
25,000	Comstock Resources, Inc., 5.88%, 1/15/30, Callable 1/15/25 @ 102.94(b)	25,719
485,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(b)	570,481
42,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/7/22 @ 102.88	42,945
795,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29, Callable 2/1/24 @ 103(b)	822,825
605,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 2/15/22 @ 102.63(b)	588,363
20,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88^(b)	19,450
230,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	251,275
2,905,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	3,297,175
700,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(b)	679,000
25,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28, Callable 6/1/24 @ 103.56(b)	26,063
26,000	Devon Energy Corp., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63	27,429
40,000	DT Midstream, Inc., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06(b)	41,100
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	129,544
20,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31(b)	21,150
295,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(b)	311,963
2,229,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	2,513,197
106,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	121,768
1,743,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	2,008,807

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$52,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	$53,495
65,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	68,981
109,000	Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	115,540
73,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	94,991
67,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	69,847
128,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	154,720
83,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	103,750
350,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(b)	363,562
50,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(b)	56,000
45,000	EQM Midstream Partners LP, 4.50%, 1/15/29, Callable 7/15/28 @ 100(b)	46,575
295,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	314,175
30,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	33,225
650,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	708,500
71,000	Hess Corp., 7.30%, 8/15/31	94,519
50,000	Hess Corp., 7.13%, 3/15/33	66,813
1,869,000	Hess Corp., 5.60%, 2/15/41	2,296,534
1,166,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	1,498,310
405,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/7/22 @ 104.22(b)	417,150
80,000	Hess Midstream Operations, LP, 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	79,800
97,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	99,182
125,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29, Callable 7/1/24 @ 102.13(b)	126,094
113,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	117,661
159,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	172,515
390,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	405,600
400,000	New Fortress Energy, Inc., 6.75%, 9/15/25, Callable 9/15/22 @ 103.38(b)	404,000
375,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26, Callable 2/1/23 @ 103.75(b)	386,250
406,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	450,660
30,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	30,788
406,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	415,135
255,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	344,250
1,464,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,919,670
16,000	Occidental Petroleum Corp., 7.88%, 9/15/31	21,440
78,000	Occidental Petroleum Corp., 6.45%, 9/15/36	99,450

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$44,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	$43,615
25,000	Occidental Petroleum Corp., 6.20%, 3/15/40	30,656
410,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	534,025
295,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	302,375
430,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	421,400
55,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	54,587
79,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	79,889
605,000	PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 5/15/25, Callable 5/15/22 @ 104.63^(b)	574,750
80,000	PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	51,400
20,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 2/7/22 @ 104.31	20,700
20,000	Phillips 66, 3.70%, 4/6/23	20,675
26,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	27,890
1,172,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	1,225,652
270,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	279,450
335,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100	378,131
278,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/18/22 @ 101.81(a)(d)(e)	—
10,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/7/22 @ 101.88	10,075
50,000	SM Energy Co., 6.75%, 9/15/26, Callable 2/7/22 @ 103.38^	51,250
130,000	Southwestern Energy Co., 4.75%, 2/1/32, Callable 2/1/27 @ 102.38	136,825
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 4/15/22 @ 103	5,200
242,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	255,915
430,000	Sunoco, LP / Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	434,300
350,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(b)	350,000
510,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/7/22 @ 102.69	525,300
25,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	27,312
445,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44	482,269
45,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32, Callable 7/15/26 @ 102(b)	47,025

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$43,000	Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30, Callable 2/15/30 @ 100	$45,168
41,000	Valero Energy Corp., 2.85%, 4/15/25, Callable 3/15/25 @ 100	42,596
390,000	Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(b)	403,650
40,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	41,800
137,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	148,645
1,000,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	1,090,000
66,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	73,013
1,000,000	Western Midstream Operating LP, 4.35%, 2/1/25, Callable 1/1/25 @ 100	1,042,500
525,000	Western Midstream Operating LP, 5.30%, 2/1/30, Callable 11/1/29 @ 100	577,500
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	170,670
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	300,981

		35,473,658

Paper & Forest Products (0.0%†):
100,000	Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38(b)	103,125
45,000	Mercer International, Inc., 5.13%, 2/1/29, Callable 2/1/24 @ 102.56	45,900

		149,025

Pharmaceuticals (0.2%):
390,000	Bausch Health Cos, Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63(b)	343,200
1,000,000	Bayer US Finance II LLC, 4.25%, 12/15/25, Callable 10/15/25 @ 100(b)	1,084,577
445,000	Catalent Pharma Solutions, Inc., 3.13%, 2/15/29, Callable 2/15/24 @ 101.56(b)	432,206
115,000	Catalent Pharma Solutions, Inc., 3.50%, 4/1/30, Callable 4/1/25 @ 101.75(b)	113,275
180,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	190,671
76,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	88,730
30,000	Jazz Securities DAC, 4.38%, 1/15/29, Callable 7/15/24 @ 102.19(b)	30,900
30,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.13%, 4/30/28, Callable 4/30/24 @ 102.06(b)	30,562
50,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 4/30/31, Callable 4/30/26 @ 102.56(b)	52,125
126,000	Viatris, Inc., 1.13%, 6/22/22	126,244
40,000	Viatris, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100	39,796
1,406,000	Viatris, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100	1,408,158
90,000	Viatris, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100	95,869

		4,036,313

Principal Amount		Value
Corporate Bonds, continued
Professional Services (0.1%):
$140,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(b)	$144,900
335,000	Nielsen Finance LLC/Nielsen Finance Co., 5.63%, 10/1/28, Callable 10/1/23 @ 102.81(b)	345,469
335,000	Nielsen Finance LLC/Nielsen Finance Co., 5.88%, 10/1/30, Callable 10/1/25 @ 102.94(b)	351,331

		841,700

Real Estate Management & Development (0.1%):
210,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	210,720
175,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30, Callable 9/1/24 @ 102.38	177,188
145,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29, Callable 1/15/24 @ 102.88(b)	148,625
725,000	TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(b)	761,250

		1,297,783

Road & Rail (0.0%†):
135,000	Uber Technologies, Inc., 4.50%, 8/15/29, Callable 8/15/24 @ 102.25(b)	137,700

Semiconductors & Semiconductor Equipment (0.4%):
65,000	Broadcom, Inc., 1.95%, 2/15/28, Callable 12/15/27 @ 100(b)	63,949
4,136,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(b)	4,043,019
564,000	Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100(b)	548,609
1,648,000	Broadcom, Inc., 3.50%, 2/15/41, Callable 8/15/40 @ 100(b)	1,684,408
210,000	Broadcom, Inc., 3.75%, 2/15/51, Callable 8/15/50 @ 100(b)	219,237
310,000	Entegris, Inc., 4.38%, 4/15/28, Callable 4/15/23 @ 102.19(b)	318,912
375,000	Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72(b)	378,750
50,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(b)	51,250

		7,308,134

Software (0.3%):
40,000	Acuris Finance Us Inc / Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	39,800
35,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56(b)	36,662
20,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(b)	21,100
25,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(b)	25,125
25,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44^(b)	25,250
65,000	Elastic NV, 4.13%, 7/15/29, Callable 7/15/24 @ 102.06(b)	63,944
150,000	Fair Isaac Corp., 4.00%, 6/15/28, Callable 12/15/22 @ 102(b)	154,125
30,000	MicroStrategy, Inc., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06^(b)	30,038

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Software, continued
$253,000	Oracle Corp., 1.65%, 3/25/26, Callable 2/25/26 @ 100	$250,737
2,200,000	Oracle Corp., 2.80%, 4/1/27, Callable 2/1/27 @ 100	2,268,941
400,000	Oracle Corp., 2.30%, 3/25/28, Callable 1/25/28 @ 100	398,309
2,990,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	3,002,334

		6,316,365

Specialty Retail (0.2%):
80,000	Asbury Automotive Group, Inc., 4.63%, 11/15/29, Callable 11/15/24 @ 102.31(b)	81,400
85,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32, Callable 11/15/26 @ 102.5(b)	87,550
32,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	36,586
49,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	52,175
1,229,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	1,373,690
120,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41^(b)	120,000
65,000	Foot Locker, Inc., 4.00%, 10/1/29, Callable 10/1/24 @ 102^(b)	64,594
125,000	Gap, Inc. (The), 3.88%, 10/1/31, Callable 10/1/26 @ 101.94(b)	123,281
565,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(b)	641,275
1,165,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	1,351,781
20,000	Party City Holdings, Inc., 8.75%, 2/15/26, Callable 8/15/23 @ 104.38(b)	20,650
15,000	Rent-A-Center, Inc., 6.38%, 2/15/29, Callable 2/15/24 @ 103.19(b)	15,581
85,000	Victoria’s Secret & Co., 4.63%, 7/15/29, Callable 7/15/24 @ 102.31(b)	86,700

		4,055,263

Technology Hardware, Storage & Peripherals (0.0%†):
320,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100	338,012
55,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100	62,421
83,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100	96,222
101,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100	120,923
87,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100	110,047

		727,625

Textiles, Apparel & Luxury Goo (0.0%†):
40,000	Kontoor Brands, Inc., 4.13%, 11/15/29, Callable 11/15/24 @ 102.06(b)	40,050

Textiles, Apparel & Luxury Goods (0.0%†):
130,000	Crocs, Inc., 4.13%, 8/15/31, Callable 8/15/26 @ 102.06(b)	126,100

Principal Amount		Value
Corporate Bonds, continued
Textiles, Apparel & Luxury Goods, continued
$45,000	Levi Strauss & Co., 3.50%, 3/1/31, Callable 3/1/26 @ 101.75^(b)	$45,788
235,000	Wolverine World Wide, Inc., 4.00%, 8/15/29, Callable 8/15/24 @ 102(b)	226,187

		398,075

Tobacco (0.1%):
294,000	Altria Group, Inc., 4.25%, 8/9/42	297,022
191,000	Altria Group, Inc., 4.50%, 5/2/43	198,076
175,000	Altria Group, Inc., 5.38%, 1/31/44	203,610
72,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	90,215
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	250,438
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	142,751
45,000	Turning Point Brands, Inc., 5.63%, 2/15/26, Callable 2/15/23 @ 102.81(b)	45,113

		1,227,225

Trading Companies & Distributors (0.2%):
295,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	313,907
2,465,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	2,579,157
30,000	Foundation Building Materials, Inc., 6.00%, 3/1/29, Callable 3/1/24 @ 103(b)	29,475
30,000	SRS Distribution, Inc., 4.63%, 7/1/28, Callable 7/1/24 @ 102.31(b)	30,263
15,000	SRS Distribution, Inc., 6.13%, 7/1/29, Callable 7/1/24 @ 103.06^(b)	15,131
90,000	SRS Distribution, Inc., 6.00%, 12/1/29, Callable 12/1/24 @ 103(b)	90,450

		3,058,383

Wireless Telecommunication Services (0.4%):
1,155,000	Sprint Capital Corp., 8.75%, 3/15/32	1,738,275
1,265,000	Sprint Communications, Inc., 6.88%, 11/15/28	1,600,225
2,860,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	3,095,927
40,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	42,100
45,000	T-Mobile USA, Inc., 3.38%, 4/15/29, Callable 4/15/24 @ 101.69	45,950
430,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	469,926
56,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	63,739
110,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100	128,384

		7,184,526

Total Corporate Bonds (Cost $312,558,128)		315,599,681

Yankee Debt Obligations (5.6%):
Aerospace & Defense (0.2%):
2,000,000	Avolon Holdings Funding, Ltd., 2.88%, 2/15/25, Callable 1/15/25 @ 100(b)	2,042,500
10,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 2/7/22 @ 103.75(b)	10,375

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Aerospace & Defense, continued
$40,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/7/22 @ 102.5(b)	$40,750
55,000	Bombardier, Inc., 7.13%, 6/15/26, Callable 6/15/23 @ 103.56(b)	57,062
620,000	Bombardier, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	621,550

		2,772,237

Banks (1.6%):
585,000	Barclays plc, 4.38%, 1/12/26	638,432
2,543,000	Barclays plc, 2.85% (US0003M+245 bps), 5/7/26, Callable 5/7/25 @ 100	2,618,367
2,377,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	2,690,716
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	209,269
530,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	574,904
205,000	HSBC Holdings plc, 4.25%, 3/14/24	216,426
1,000,000	HSBC Holdings plc, 4.95%, 3/31/30	1,171,857
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	213,716
6,069,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	6,710,724
3,200,000	Natwest Group plc, 5.13%, 5/28/24	3,447,888
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,669,024
547,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	583,155
2,625,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	2,850,624
680,000	Societe Generale SA, 1.04% (H15T1Y+75 bps), 6/18/25, Callable 6/18/24 @ 100^(b)	664,413
3,863,000	Societe Generale SA, 1.49% (H15T1Y+110 bps), 12/14/26, Callable 12/14/25 @ 100(b)	3,767,209
350,000	UniCredit SpA, 6.57%, 1/14/22(b)	350,531
186,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	200,863

		29,578,118

Biotechnology (0.0%†):
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28, Callable 10/15/24 @ 102.38(b)	204,250

Capital Markets (0.9%):
4,009,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(b)	4,085,660
2,514,000	Credit Suisse Group AG, 4.19% (SOFR+373 bps), 4/1/31, Callable 4/1/30 @ 100(b)	2,775,051
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	684,420
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	815,621
470,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	498,596
487,000	Deutsche Bank AG, 5.00%, 2/14/22	489,174
860,000	Deutsche Bank AG, 3.30%, 11/16/22	877,773
4,610,000	Deutsche Bank AG, 4.50%, 4/1/25	4,901,947
774,000	UBS Group AG, 1.49% (H15T1Y+85 bps), 8/10/27, Callable 8/10/26 @ 100(b)	754,980

		15,883,222

Chemicals (0.1%):
15,000	Consolidated Energy Finance SA, 3.95% (US0003M+375 bps), 6/15/22, Callable 1/18/22 @ 100(b)	14,962

Principal Amount		Value
Yankee Debt Obligations, continued
Chemicals, continued
$350,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 1/18/22 @ 104.88(b)	$357,000
510,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100	536,775
230,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	242,650
255,000	Methanex Corp., 5.65%, 12/1/44, Callable 6/1/44 @ 100	254,584
660,000	Nufarm Australia, Ltd., 5.75%, 4/30/26, Callable 2/7/22 @ 102.88(b)	673,200
125,000	SPCM SA, 3.13%, 3/15/27, Callable 3/15/24 @ 101.56(b)	125,313

		2,204,484

Containers & Packaging (0.0%†):
15,000	Intelligent Packaging, Ltd. Finco Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 9/15/22 @ 103(b)	15,431
25,000	Intertape Polymer Group, Inc., 4.38%, 6/15/29, Callable 6/15/24 @ 102.19(b)	25,032
740,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(b)	772,375

		812,838

Diversified Consumer Services (0.1%):
33,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	32,959
980,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(b)	1,006,950

		1,039,909

Diversified Financial Services (0.3%):
780,000	Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5(b)	756,600
1,050,000	Altice Financing SA, 5.75%, 8/15/29, Callable 8/15/24 @ 102.88(b)	1,034,250
1,601,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(b)	1,667,041
430,000	Dolya Holdco 18 DAC, 5.00%, 7/15/28, Callable 7/15/23 @ 102.5(b)	431,612
1,355,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	1,451,544
780,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(b)	752,700

		6,093,747

Diversified Telecommunication Services (0.1%):
1,155,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(b)	1,227,188
700,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103(b)	668,500
470,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(b)	455,313
55,000	Telecom Italia SpA, 6.00%, 9/30/34	57,887

		2,408,888

Energy Equipment & Services (0.0%†):
405,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/7/22 @ 105.16(b)	390,825

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Hotels, Restaurants & Leisure (0.0%†):
$35,000	1011778 BC ULC New Red Finance, Inc., 5.75%, 4/15/25, Callable 4/15/22 @ 102.88(b)	$36,312
525,000	1011778 BC ULC New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(b)	517,125
45,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(b)	44,438
40,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(b)	38,850

		636,725

Insurance (0.2%):
1,414,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(b)	1,529,025
1,200,000	AIA Group, Ltd., 3.20%, 9/16/40, Callable 3/16/40 @ 100(b)	1,230,879
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(b)	224,066

		2,983,970

Media (0.1%):
590,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/18/22 @ 102.75(b)	604,750
335,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(b)	337,513

		942,263

Metals & Mining (0.0%†):
500,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 1/18/22 @ 105.16(b)	519,375
35,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(b)	37,669
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(b)	5,312
85,000	Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24, Callable 2/7/22 @ 109^(b)	87,550

		649,906

Multi-Utilities (0.1%):
1,373,000	InterGen NV, 7.00%, 6/30/23, Callable 2/7/22 @ 100(b)	1,355,838

Oil, Gas & Consumable Fuels (1.0%):
2,502,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	2,730,307
335,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 1/18/22 @ 103.38(b)	337,513
510,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 2/7/22 @ 104.25(b)	529,125
145,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	151,315
565,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/1/23 @ 103.56(b)	601,019
2,500,000	Petroleos Mexicanos, 4.50%, 1/23/26	2,537,997
1,196,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	1,242,015
4,500,000	Petroleos Mexicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100	4,386,537
2,228,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,979,594
5,000,000	Petroleos Mexicanos, 6.35%, 2/12/48	4,292,610

Principal Amount		Value
Yankee Debt Obligations, continued
Oil, Gas & Consumable Fuels, continued
$336,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	$299,115
45,000	Teine Energy, Ltd., 6.88%, 4/15/29, Callable 4/15/24 @ 103.44(b)	45,900

		19,133,047

Pharmaceuticals (0.0%†):
295,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/7/22 @ 101.38(b)	298,688
313,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 2/7/22 @ 102.04(b)	318,477

		617,165

Software (0.0%†):
60,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(b)	61,125
460,000	Open Text Corp., 3.88%, 12/1/29, Callable 12/1/24 @ 101.94(b)	465,750

		526,875

Sovereign Bond (0.5%):
300,000	Abu Dhabi Government International Bond, 3.13%, 4/16/30(b)	324,494
300,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(b)	350,511
37,622	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/7/22 @ 100	13,544
342,505	Argentine Republic Government International Bond, 0.50%, 7/9/30, Callable 2/7/22 @ 100	119,534
627,494	Argentine Republic Government International Bond, 0.12%, 7/9/35, Callable 2/7/22 @ 100	199,229
300,000	Corp. Andina de Fomento, 2.38%, 5/12/23	305,317
900,000	Dominican Republic, 5.50%, 1/27/25(b)	972,000
3,150,000	Dominican Republic, 6.00%, 7/19/28(b)	3,516,188
375,000	Indonesia Government International Bond, 3.85%, 10/15/30^	421,410
375,000	Indonesia Government International Bond, 4.20%, 10/15/50	428,431
200,000	Qatar Government International Bond, 3.40%, 4/16/25(b)	212,018
350,000	Qatar Government International Bond, 3.75%, 4/16/30(b)	392,330
350,000	Qatar Government International Bond, 4.40%, 4/16/50(b)	436,454
200,000	Saudi Government International Bond, 2.90%, 10/22/25(b)	209,497
200,000	Saudi Government International Bond, 3.25%, 10/22/30(b)	214,921
200,000	Saudi Government International Bond, 4.50%, 4/22/60(b)	247,471

		8,363,349

Tobacco (0.0%†):
462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	467,174

Trading Companies & Distributors (0.3%):
2,200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 2.88%, 8/14/24, Callable 7/14/24 @ 100	2,257,279

See accompanying notes to the financial statements.

25

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Trading Companies & Distributors, continued
$320,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	$340,335
1,379,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24, Callable 9/29/24 @ 100	1,375,329
151,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	172,707
163,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	176,985
503,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26, Callable 9/29/26 @ 100	506,894
527,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28, Callable 8/29/28 @ 100	532,492
564,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	572,640

		5,934,661

Wireless Telecommunication Services (0.1%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	351,038
450,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	487,125
295,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25(b)	297,581

		1,135,744

Total Yankee Debt Obligations (Cost $104,389,765)		104,135,235

Municipal Bonds (0.2%):
California (0.0%†):
140,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	234,683
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	15,860

		250,543

Illinois (0.2%):
3,235,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	3,731,152
63,636	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	66,120

		3,797,272

New Jersey (0.0%†):
339,000	New Jersey Economic Development Authority Revenue, Build America Bonds, GO, Series A, 7.43%, 2/15/29	428,086

Total Municipal Bonds (Cost $3,803,096)		4,475,901

U.S. Government Agency Mortgages (8.7%):
Federal Home Loan Mortgage Corporation (1.3%)
35,033	2.50%, 6/1/31, Pool #J34501	36,527
26,591	2.50%, 6/1/31, Pool #G18604	27,579
44,883	2.50%, 7/1/31, Pool #V61246	46,755
78,235	2.50%, 8/1/31, Pool #V61273	81,458

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$204,117	3.50%, 3/1/32, Pool #C91403	$217,484
607,803	3.50%, 7/1/32, Pool #C91467	647,773
159,794	2.50%, 12/1/32, Pool #G18669	165,702
38,128	2.50%, 3/1/33, Pool #G18680	39,528
23,768	3.00%, 4/1/33, Pool #K90336	24,665
151,911	3.00%, 4/1/33, Pool #G18684	159,114
48,201	3.00%, 5/1/33, Pool #G16550	50,501
25,769	3.00%, 6/1/33, Pool #C91709	26,743
26,254	3.00%, 6/1/33, Pool #K90684	27,240
61,425	3.00%, 6/1/33, Pool #K90632	63,753
40,738	3.00%, 6/1/33, Pool #K90806	42,276
121,287	3.00%, 7/1/33, Pool #C91714	125,882
120,670	2.50%, 7/1/33, Pool #G16661	125,278
34,818	3.00%, 4/1/34, Pool #G16829	36,491
174,121	3.50%, 10/1/34, Pool #C91793	186,097
465,538	4.00%, 5/1/37, Pool #C91938	502,981
204,681	4.00%, 11/1/40, Pool #A95150	224,166
557,341	3.50%, 1/1/44, Pool #G07922	603,014
279,520	3.50%, 1/1/44, Pool #G60271	302,996
77,118	4.00%, 2/1/45, Pool #G07949	84,823
64,964	3.50%, 11/1/45, Pool #Q37467	70,310
7,112	4.00%, 4/1/46, Pool #Q39975	7,722
18,194	4.00%, 4/1/46, Pool #V82292	19,669
127,515	3.50%, 9/1/46, Pool #Q43257	135,870
207,649	3.00%, 12/1/46, Pool #G60989	217,543
9,408	4.50%, 12/1/46, Pool #Q45028	10,464
7,194	4.50%, 1/1/47, Pool #Q45635	7,986
14,509	4.50%, 2/1/47, Pool #Q46222	15,842
24,470	4.50%, 5/1/47, Pool #Q47935	26,699
36,020	4.50%, 5/1/47, Pool #Q48095	39,324
11,040	4.50%, 5/1/47, Pool #Q47942	12,046
277,397	4.00%, 6/1/47, Pool #Q48877	301,912
43,621	4.50%, 6/1/47, Pool #Q48759	47,600
25,001	4.50%, 7/1/47, Pool #Q49393	27,279
98,632	4.50%, 12/1/47, Pool #Q53017	106,990
11,919	4.00%, 2/1/48, Pool #Q54499	12,945
30,192	4.00%, 2/1/48, Pool #G61343	32,458
56,432	4.50%, 4/1/48, Pool #Q55500	61,455
49,383	4.50%, 4/1/48, Pool #Q55660	53,810
47,669	4.50%, 4/1/48, Pool #Q55724	51,891
75,788	4.50%, 5/1/48, Pool #Q55839	82,559
127,824	4.00%, 5/1/48, Pool #Q55992	138,628
181,960	4.00%, 6/1/48, Pool #G67713	198,142
56,690	4.00%, 7/1/48, Pool #Q59935	61,515
31,818	4.50%, 10/1/48, Pool #G67716	35,368
897,648	4.50%, 7/1/49, Pool #RA1171	991,638
6,490	3.00%, 10/1/49, Pool #QA3907	6,811
10,925	3.00%, 11/1/49, Pool #QA4483	11,466
11,254	3.00%, 12/1/49, Pool #QA5521	11,768
29,482	3.00%, 12/1/49, Pool #QA5154	30,948
380,006	2.00%, 6/1/50, Pool #RA2677	380,713
502,692	2.50%, 11/1/50, Pool #SD7530	517,940
2,501,188	2.50%, 2/1/51, Pool #SD7535	2,575,078
1,804,455	2.00%, 3/1/51, Pool #SD8134	1,801,111
2,396,186	2.50%, 5/1/51, Pool #SD7540	2,469,332
1,445,505	2.00%, 5/1/51, Pool #SD7541	1,442,821

See accompanying notes to the financial statements.

26

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$47,882	2.00%, 5/1/51, Pool #QC1514	$47,971
29,162	2.00%, 7/1/51, Pool #QC4163	29,217
389,253	2.50%, 7/1/51, Pool #RA5574	399,588
1,083,802	2.50%, 8/1/51, Pool #QC5848	1,107,399
744,955	2.00%, 10/1/51, Pool #RA6076	745,652
1,295,281	2.00%, 11/1/51, Pool #RA6241	1,296,493
447,467	2.00%, 11/1/51, Pool #RA6302	446,665
698,303	2.50%, 12/1/51, Pool #RA6434	713,543
300,081	2.50%, 12/1/51, Pool #RA6496	306,630
500,005	2.00%, 12/1/51, Pool #RA6510	500,940
2,300,050	2.50%, 12/1/51, Pool #RA6435	2,363,498

		23,822,075

Federal National Mortgage Association (5.3%)
41,543	2.50%, 5/1/31, Pool #BC0919	43,315
57,466	2.50%, 8/1/31, Pool #BC2778	59,915
40,643	2.50%, 10/1/31, Pool #AS8010	42,462
302,525	2.50%, 1/1/32, Pool #BE3032	313,778
46,272	2.50%, 9/1/32, Pool #MA3124	47,972
172,761	3.00%, 9/1/32, Pool #BM5110	181,421
24,334	3.00%, 3/1/33, Pool #BM4614	25,735
25,030	3.00%, 5/1/33, Pool #AT3000	26,311
23,386	3.00%, 6/1/33, Pool #AT6090	24,577
109,853	3.00%, 7/1/33, Pool #MA1490	115,447
403,627	6.00%, 5/1/36, Pool #745512	475,207
2,200,000	2.00%, 1/25/37, TBA	2,253,969
2,400,000	1.50%, 1/25/37, TBA	2,407,875
15,711	3.50%, 12/1/40, Pool #AH1556	16,864
41,080	4.00%, 10/1/43, Pool #BM1167	45,095
262,290	4.50%, 3/1/44, Pool #AV0957	286,459
137,093	4.50%, 7/1/44, Pool #AS3062	150,741
218,473	4.50%, 12/1/44, Pool #AS4176	239,255
125,514	4.00%, 5/1/45, Pool #AZ1207	135,722
133,614	4.00%, 6/1/45, Pool #AY8096	144,288
110,169	4.00%, 6/1/45, Pool #AY8126	119,128
282,227	3.50%, 7/1/45, Pool #AZ0814	305,205
199,851	3.50%, 8/1/45, Pool #AY8424	216,116
124,844	4.50%, 12/1/45, Pool #BA6997	134,832
30,091	4.00%, 12/1/45, Pool #AS6352	32,365
10,204	4.50%, 1/1/46, Pool #AY3890	10,980
78,310	4.00%, 2/1/46, Pool #BC1578	84,659
4,236	4.50%, 3/1/46, Pool #BC0287	4,710
25,946	4.00%, 4/1/46, Pool #AS7024	28,242
289,150	4.00%, 4/1/46, Pool #AL8468	317,712
53,203	4.50%, 6/1/46, Pool #BD1238	58,629
203,517	4.00%, 6/1/46, Pool #AL9282	220,017
113,217	4.00%, 7/1/46, Pool #BC1443	123,845
26,738	4.00%, 9/1/46, Pool #BD1489	28,925
116,393	4.00%, 9/1/46, Pool #BC2843	127,283
17,766	4.00%, 10/1/46, Pool #BD7599	19,217
95,794	3.50%, 10/1/46, Pool #AL9285	102,147
57,245	4.50%, 10/1/46, Pool #BE1671	62,500
110,621	4.00%, 10/1/46, Pool #BC4754	121,041
52,041	4.50%, 11/1/46, Pool #BE2386	57,867
102,686	4.50%, 12/1/46, Pool #BE4488	114,190
6,224	4.50%, 12/1/46, Pool #BC9079	6,908
296,443	3.50%, 12/1/46, Pool #BC9077	320,767

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$30,678	4.50%, 1/1/47, Pool #BE6506	$33,804
36,419	4.50%, 1/1/47, Pool #BE7087	40,101
48,278	4.50%, 2/1/47, Pool #BE8498	52,694
418,733	4.00%, 2/1/47, Pool #AL9779	460,447
55,624	4.00%, 5/1/47, Pool #BM1277	60,234
6,425	4.00%, 6/1/47, Pool #BH4269	6,954
8,755	4.50%, 6/1/47, Pool #BE9387	9,625
60,380	4.50%, 6/1/47, Pool #BE3663	66,397
19,445	4.50%, 6/1/47, Pool #BH0561	21,081
31,171	4.00%, 7/1/47, Pool #AS9968	33,742
53,701	4.50%, 7/1/47, Pool #BE3749	59,037
58,608	4.00%, 4/1/48, Pool #BM3700	63,443
33,754	4.50%, 4/1/48, Pool #BJ5454	36,684
6,174	4.50%, 5/1/48, Pool #BJ5507	6,700
324,744	4.50%, 10/1/48, Pool #CA2432	354,069
77,557	4.50%, 10/25/48, Pool #BM4548	85,728
368,958	4.50%, 12/1/48, Pool #CA2797	408,123
216,712	4.50%, 9/1/49, Pool #FM1534	238,644
307,658	4.00%, 11/1/49, Pool #CA4628	332,548
49,485	3.50%, 11/1/49, Pool #CA4557	52,794
10,309	3.00%, 11/1/49, Pool #BO8254	10,822
19,000,000	3.00%, 1/25/50, TBA	19,694,687
208,162	3.00%, 2/1/50, Pool #CA5126	217,970
5,700,000	2.00%, 2/25/50, TBA	5,673,281
94,626	2.00%, 7/1/50, Pool #FM3897	94,802
137,660	2.00%, 7/1/50, Pool #CA6275	137,788
394,609	2.50%, 8/1/50, Pool #SD0430	404,977
3,236,953	3.50%, 8/1/50, Pool #FM7147	3,460,967
175,684	2.50%, 10/1/50, Pool #CA7229	181,084
144,417	2.00%, 10/1/50, Pool #CA7323	145,179
94,394	2.00%, 11/1/50, Pool #C47616	94,220
15,252,158	3.50%, 1/1/51, Pool #FM7599	16,051,707
9,600,000	2.00%, 1/25/51, TBA	9,576,000
3,700,000	1.50%, 1/25/51, TBA	3,573,969
5,975,000	2.50%, 1/25/51, TBA	6,100,102
845,865	2.50%, 2/1/51, Pool #CA8950	865,260
1,100,000	1.50%, 2/25/51	1,060,984
2,342,138	2.00%, 3/1/51, Pool #MA4281	2,337,797
1,185,782	2.50%, 4/1/51, Pool #FM6540	1,231,802
4,110,925	2.00%, 4/1/51, Pool #MA4305	4,103,300
22,349	2.00%, 7/1/51, Pool #BT1461	22,390
47,408	2.00%, 7/1/51, Pool #BQ1010	47,320
539,351	2.50%, 8/1/51, Pool #CB1384	553,705
1,000,000	1.50%, 9/1/51, Pool #BQ6570	966,743
398,426	2.50%, 9/1/51, Pool #CB1549	409,774
690,875	2.00%, 10/1/51, Pool #CB1801	692,167
522,170	2.00%, 10/1/51, Pool #CB1799	524,125
199,999	1.50%, 11/1/51, Pool #MA4464	193,350
877,021	2.00%, 11/1/51, Pool #FM9568	879,752
568,034	2.00%, 11/1/51, Pool #FM9539	569,097
1,391,238	2.50%, 11/1/51, Pool #FM9501	1,430,854
378,157	2.50%, 12/1/51, Pool #CB2376	388,223
398,217	2.00%, 12/1/51, Pool #CB2350	398,589
420,562	2.50%, 12/1/51, Pool #CB2321	431,372
399,299	2.50%, 12/1/51, Pool #CB2320	410,671
946,776	2.50%, 12/1/51, Pool #CB2289	967,437

See accompanying notes to the financial statements.

27

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,099,833	2.00%, 12/1/51, Pool #CB2349	$1,101,890
299,623	2.00%, 12/1/51, Pool #CB2348	300,183
299,696	2.00%, 12/1/51, Pool #CB2347	300,629
1,700,172	2.50%, 12/1/51, Pool #FM9865	1,748,587

		99,430,098

Government National Mortgage Association (2.1%)
20,983	4.00%, 10/20/40, Pool #G24833	22,593
63,045	4.00%, 1/20/41, Pool #4922	67,886
65,770	4.00%, 8/15/41, Pool #430354	72,508
717,487	4.00%, 1/20/42, Pool #5280	772,660
97,311	4.00%, 11/20/42, Pool #MA0535	104,805
231,982	3.00%, 12/20/42, Pool #AA5872	241,447
1,613,017	3.50%, 1/20/43, Pool #MA0699	1,696,820
27,936	3.50%, 3/20/43, Pool #AD8884	29,912
144,157	3.00%, 3/20/43, Pool #AA6146	156,920
62,729	3.00%, 3/20/43, Pool #AD8812	67,636
10,751	3.50%, 4/20/43, Pool #AB9891	11,509
29,030	3.50%, 4/20/43, Pool #AD9075	31,082
65,698	4.00%, 5/20/46, Pool #MA3664	70,478
323,891	3.00%, 12/20/46, Pool #MA4126	338,978
63,266	4.00%, 1/15/47, Pool #AX5857	67,875
43,327	4.00%, 1/15/47, Pool #AX5831	46,737
460,807	3.00%, 1/20/47, Pool #MA4195	482,409
205,299	4.00%, 3/20/47, Pool #MA4322	218,965
103,883	4.00%, 4/20/47, Pool #784303	110,230
35,962	4.00%, 4/20/47, Pool #MA4383	38,356
109,454	4.00%, 4/20/47, Pool #784304	116,139
38,330	4.00%, 5/20/47, Pool #MA4452	40,881
24,299	3.50%, 2/20/48, Pool #MA5019	25,404
18,758	4.00%, 4/20/48, Pool #BG7744	20,265
22,363	4.00%, 4/20/48, Pool #BG3507	24,159
8,932	3.50%, 12/20/49, Pool #BR8985	9,408
3,819	3.50%, 12/20/49, Pool #BR8984	4,008
4,712	3.50%, 12/20/49, Pool #BR8987	5,075
400,000	3.00%, 2/20/50, TBA	413,422
337,320	3.50%, 4/20/50, Pool #MA6600	351,643
2,400,678	3.50%, 11/20/50, Pool #MA6997	2,502,615
11,900,000	3.50%, 1/20/51, TBA	12,374,141
750,000	2.00%, 2/20/51, TBA	755,742
1,370,478	3.00%, 5/20/51, Pool #MA7368^	1,419,559
973,988	3.00%, 6/20/51, Pool #MA7419	1,010,338
6,475,000	2.50%, 7/20/51, TBA	6,634,852
8,100,000	2.00%, 1/20/52, TBA	8,177,203

		38,534,660

Total U.S. Government Agency Mortgages (Cost $161,606,530)		161,786,833

Principal Amount		Value
U.S. Treasury Obligations (21.4%):
U.S. Treasury Bonds (6.0%)
$32,428,000	1.75%, 8/15/41	$31,536,230
1,605,300	3.00%, 2/15/47	1,950,941
66,722,000	2.00%, 8/15/51	68,337,923
9,434,000	1.88%, 11/15/51	9,404,519

		111,229,613

U.S. Treasury Inflation Index Bonds (0.0%†)
596,576	0.13%, 2/15/51	706,010

U.S. Treasury Notes (15.4%)
75,000,000	0.13%, 5/31/23	74,531,250
900,000	2.50%, 1/31/24	932,203
584,000	0.25%, 5/15/24	576,153
3,000,000	0.75%, 4/30/26	2,941,875
85,000,000	0.75%, 5/31/26	83,300,000
18,472,000	1.25%, 12/31/26	18,466,227
32,355,200	1.25%, 5/31/28	32,056,926
17,310,000	1.25%, 9/30/28	17,120,672
59,291,000	1.38%, 11/15/31^	58,623,976

		288,549,282

Total U.S. Treasury Obligations (Cost $401,988,008)		400,484,905

Short-Term Security Held as Collateral for Securities on Loan (3.8%):
70,498,007	BlackRock Liquidity FedFund, Institutional Class, 0.03%(f)(g)	70,498,007

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $70,498,007)		70,498,007

Shares		Value
Unaffiliated Investment Company (3.7%):
Money Markets (3.7%):
69,371,678	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(g)	69,371,678

Total Unaffiliated Investment Company (Cost $69,371,678)		69,371,678

Total Investment Securities (Cost $1,903,311,771) — 107.5%(h)		2,007,823,872
Net other assets (liabilities) — (7.5)%		(140,113,826)

Net Assets — 100.0%		$1,867,710,046

Percentages indicated are based on net assets as of December 31, 2021.

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

See accompanying notes to the financial statements.

28

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $69,033,339.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.02% of the net assets of the fund.

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2021.

(d)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.01% of the net assets of the fund.

(e)	Defaulted bond.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(g)	The rate represents the effective yield at December 31, 2021.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

Securities Sold Short (0.0%):

At December 31, 2021, the Fund’s securities sold short were as follows:

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value

U.S. Government Agency Mortgage Government National Mortgage Association
Government National Mortgage Association, TBA	3.00%	1/20/51	$(400,000)	$(413,906)	$(414,125)

				$(413,906)	$(414,125)

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/22	26	$6,186,050	$(18,240)

				$(18,240)

See accompanying notes to the financial statements.

29

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$1,903,311,771

Investment securities, at value(a)	$2,007,823,872
Interest and dividends receivable	6,884,902
Foreign currency, at value (cost $1)	1
Receivable for investments sold	7,870,211
Receivable for TBA investments sold	14,831,522
Receivable for variation margin on futures contracts	404,146
Reclaims receivable	40,053
Prepaid expenses	9,980

Total Assets	2,037,864,687

Liabilities:
Cash overdraft	1,239,271
Payable for investments purchased	11,060,255
Payable for TBA investments purchased	84,998,634
Payable for capital shares redeemed	359,718
Payable for collateral received on loaned securities	70,498,007
Securities sold short (Proceeds received $413,906)	414,125
Due to Broker for futures contracts collateral	92,000
Manager fees payable	707,695
Administration fees payable	371,300
Distribution fees payable	371,735
Custodian fees payable	16,549
Administrative and compliance services fees payable	316
Transfer agent fees payable	3,412
Trustee fees payable	1,776
Other accrued liabilities	19,848

Total Liabilities	170,154,641

Net Assets	$1,867,710,046

Net Assets Consist of:
Paid in capital	$1,645,685,585
Total distributable earnings	222,024,461

Net Assets	$1,867,710,046

Class 1
Net Assets	$113,444,916
Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,023,095
Net Asset Value (offering and redemption price per share)	$10.29

Class 2
Net Assets	$1,754,265,130
Shares of beneficial interest (unlimited number of shares authorized, no par value)	110,936,264
Net Asset Value (offering and redemption price per share)	$15.81

(a)	Includes securities on loan of $69,033,339.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$17,174,857
Dividends	7,471,886
Income from securities lending	46,892
Foreign withholding tax	(110,821)

Total Investment Income	24,582,814

Expenses:
Management fees	6,117,912
Administration fees	697,068
Distribution fees	3,040,119
Custodian fees	56,012
Administrative and compliance services fees	11,249
Transfer agent fees	23,507
Trustee fees	48,576
Professional fees	22,665
Shareholder reports	23,395
Other expenses	16,365

Total expenses before reductions	10,056,868
Less Management fees contractually waived	(580,008)
Less expenses contractually waived/reimbursed by the Manager	(564,106)

Net expenses	8,912,754

Net Investment Income/(Loss)	15,670,060

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	102,261,935
Net realized gains/(losses) on futures contracts	2,018,086
Net realized gains/(losses) on securities held short	(32,459)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	19,386,624
Change in net unrealized appreciation/depreciation on futures contracts	(72,472)
Change in net unrealized appreciation/depreciation on securities held short	4,843

Net realized and Change in net unrealized gains/losses on investments	123,566,557

Change in Net Assets Resulting From Operations	$139,236,617

See accompanying notes to the financial statements.

30

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$15,670,060	$10,198,483
Net realized gains/(losses) on investments	104,247,562	26,785,761
Change in unrealized appreciation/depreciation on investments	19,318,995	27,808,739

Change in net assets resulting from operations	139,236,617	64,792,983

Distributions to Shareholders:
Class 1	(3,330,348)	—
Class 2	(34,061,423)	(28,810,320)

Change in net assets resulting from distributions to shareholders	(37,391,771)	(28,810,320)

Capital Transactions:
Class 1^
Proceeds from shares issued	116,811,345	—
Proceeds from dividends reinvested	3,330,348	—
Value of shares redeemed	(9,762,492)	—

Total Class 1 Shares	110,379,201	—

Class 2
Proceeds from shares issued	1,259,772,914	14,403,625
Proceeds from dividends reinvested	34,061,423	28,810,320
Value of shares redeemed	(196,875,194)	(79,696,573)

Total Class 2 Shares	1,096,959,143	(36,482,628)

Change in net assets resulting from capital transactions	1,207,338,344	(36,482,628)

Change in net assets	1,309,183,190	(499,965)
Net Assets:
Beginning of period	558,526,856	559,026,821

End of period	$1,867,710,046	$558,526,856

Share Transactions:
Class 1^
Shares issued	11,643,238	—
Dividends reinvested	336,739	—
Shares redeemed	(956,882)	—

Total Class 1 Shares	11,023,095	—

Class 2
Shares issued	82,739,673	1,040,827
Dividends reinvested	2,240,883	2,099,877
Shares redeemed	(12,725,870)	(6,007,621)

Total Class 2 Shares	72,254,686	(2,866,917)

Change in shares	83,277,781	(2,866,917)

Amounts shown as “—” are either $0 or rounds to less than $1.

^	Class 1 activity is for the period June 21, 2021 (commencement of operations) to December 31, 2021.

See accompanying notes to the financial statements.

31

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021^		2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	0.52

Total from Investment Activities	0.59

Distributions to Shareholders From:
Net Investment Income	(0.08)
Net Realized Gains	(0.22)

Total Dividends	(0.30)

Net Asset Value, End of Period	$10.29

Total Return(b)	6.03	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$113,445
Net Investment Income/(Loss)(d)	1.35%
Expenses Before Reductions(d)(e)	0.51%
Expenses Net of Reductions(d)	0.46%
Portfolio Turnover Rate(f)	115%

Class 2

Net Asset Value, Beginning of Period	$14.44		$13.45	$12.26	$13.35	$12.43

Investment Activities:
Net Investment Income/(Loss)	0.19	(a)	0.26 (a)	0.31 (a)	0.34	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	1.48		1.51	1.76	(0.58)	1.09

Total from Investment Activities	1.67		1.77	2.07	(0.24)	1.37

Distributions to Shareholders From:
Net Investment Income	(0.08)		(0.35)	(0.33)	(0.32)	—
Net Realized Gains	(0.22)		(0.43)	(0.55)	(0.53)	(0.45)

Total Dividends	(0.30)		(0.78)	(0.88)	(0.85)	(0.45)

Net Asset Value, End of Period	$15.81		$14.44	$13.45	$12.26	$13.35

Total Return(b)	11.65%		13.47%	17.27%	(2.02)%	11.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,754,265		$558,527	$559,027	$539,355	$627,375
Net Investment Income/(Loss)	1.22%		1.92%	2.35%	2.24%	2.06%
Expenses Before Reductions(e)	0.80%		1.03%	1.02%	1.01%	1.00%
Expenses Net of Reductions	0.71%		0.71%	0.71%	0.71%	0.71%
Portfolio Turnover Rate(f)	115%		77%	77%	66%	82%

^	Class 1 activity for the period June 21, 2021 (commencement of operations) to December 31, 2021.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

32

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Multi-Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

33

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $4,653 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $70,498,007 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be

34

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2021, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $8.7 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$18,240

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$2,018,086	$(72,472)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), FIAM LLC (“FIAM”), which in turn has retained Geode Capital Management, LLC (“Geode” or the “Sub-subadviser”), to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and FIAM, FIAM and Geode, respectively, provide investment advisory services as the Subadviser and Sub-subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees),

35

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 1	0.43%	0.46%

AZL Fidelity Institutional Asset Management Multi-Strategy Fund, Class 2	0.43%	0.71%

*

The annual rate due to the Manager is 0.43% of the first $20 billion of the Fund’s net assets and 0.40% of the Fund’s net assets over $20 billion. Prior to June 1, 2021, the annual rate due to the Manager was 0.70% on all net assets, and the Manager waived, prior to any application of expense limit, the management fee to 0.45% on all assets in order to maintain more competitive expense ratios.

Any amounts contractually waived or reimbursed by the Manager with respect to annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2021, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2022	Expires 12/31/2023	Expires 12/31/2024	Total

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$328,039	$353,628	$564,106	$1,245,773

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

36

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$784,840,649	$—	$144,324		$784,984,973
Preferred Stock+	115,680	—	—		115,680
Warrants+	58,005	—	—		58,005
Asset Backed Securities	—	9,602,909	—		9,602,909
Collateralized Mortgage Obligations	—	85,111,493	—		85,111,493
Convertible Bonds+	—	538,477	165,930		704,407
Bank Loans+	—	894,165	—		894,165
Corporate Bonds+	—	315,599,681	—	#	315,599,681
Yankee Debt Obligations+	—	104,135,235	—		104,135,235
Municipal Bonds	—	4,475,901	—		4,475,901
U.S. Government Agency Mortgages	—	161,786,833	—		161,786,833
U.S. Treasury Obligations	—	400,484,905	—		400,484,905
Short-Term Security Held as Collateral for Securities on Loan	70,498,007	—	—		70,498,007
Unaffiliated Investment Company	69,371,678	—	—		69,371,678

Total Investment Securities	924,884,019	1,082,629,599	310,254		2,007,823,872

Securities Sold Short	—	(414,125)	—		(414,125)
Other Financial Instruments:*
Futures Contracts	(18,240)	—	—		(18,240)

Total Investments	$924,865,779	$1,082,215,474	$310,254		$2,007,391,507

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$2,497,091,818	$1,375,377,872

For the year ended December 31, 2021, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$914,306,302	$554,647,642

37

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2021 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Value	Percentage of Net Assets

Mesquite Energy, Inc., 15.00%, 7/15/23	7/10/20	$26,314	30,543	$105,985	0.00%
Mesquite Energy, Inc., 15.00%, 7/15/23	11/5/20	46,000	52,844	165,930	0.01%
Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/18/22 @ 101.81	10/30/18	256,808	278,000	—	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed

38

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

8. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

9. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

10. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $1,905,510,267. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$117,633,634
Unrealized (depreciation)	(15,734,154)

Net unrealized appreciation/(depreciation)	$101,899,480

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$14,482,331	$22,909,440	$37,391,771

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

39

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$15,135,367	$13,674,953	$28,810,320

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Multi-Strategy Fund	$42,139,842	$77,978,859	$—	$101,905,760	$222,024,461

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, return of capital from underlying investments and other miscellaneous differences.

11. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

12. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Multi-Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Multi-Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four periods ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four periods ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

41

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 25.24% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $4,282,778.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $22,909,440.

42

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

43

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that

44

reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

45

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

46

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)
Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

47

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

48

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Fidelity Institutional Asset Management

Total Bond Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 27

Statement of Operations Page 27

Statements of Changes in Net Assets Page 28

Financial Highlights Page 29

Notes to the Financial Statements Page 30

Report of Independent Registered Public Accounting Firm Page 37

Other Federal Income Tax Information Page 38

Other Information Page 39

Approval of Investment Advisory and Subadvisory Agreements Page 40

Information about the Board of Trustees and Officers Page 43

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Fidelity Institutional Asset Management® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 shares) (the “Fund”) returned 0.31%. That compared to a (1.54)% total return for its benchmark, the Bloomberg U.S. Aggregate Bond Index.1

The U.S. bond market experienced negative returns in 2021. The vaccine rollout, as well as a substantial fiscal stimulus, boosted yields at the beginning of the year. As the economy followed an uneven path to recovery over the ensuing months, the U.S. Federal Reserve (the “Fed”) maintained relatively low interest rates, helping to flatten the yield curve. Stocks and other riskier assets tended to perform better than bonds in this environment. Rising inflation toward the end of the year led to a more hawkish tone from the Fed, pushing yields higher and keeping bond prices low for the year.

The Fund outperformed its benchmark for the period. The Fund’s relative return was helped considerably by its position in high-yield corporate bonds, which appreciated significantly amid economic optimism. An underweight position in mortgage-backed securities also boosted relative returns, as this sector saw wider spreads after reaching historically high levels early in the year.

Additionally, the Fund’s holdings of Treasury Inflation Protected Securities (TIPS) contributed to relative performance, as the market priced in much higher levels of inflation.

The Fund’s return relative to the benchmark was modestly hurt by an underweight position in the bonds of industrial companies within investment grade corporates.

The Fund did not hold derivatives during the period.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Fidelity Institutional Asset Management® Total Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds. Debt securities held by the Fund may decline in value due to rising interest rates.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	10/17/2016	0.59%	6.67%	4.67%	4.04%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	9/5/2012	0.31%	6.39%	4.39%	3.22%
Bloomberg U.S. Aggregate Bond Index	9/5/2012	(1.54)%	4.79%	3.57%	2.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1 Shares)	0.58%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2 Shares)	0.83%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Fidelity Institutional Asset Management Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,005.00	$2.98	0.59%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,003.10	$4.24	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	$1,000.00	$1,022.23	$3.01	0.59%

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	$1,000.00	$1,020.97	$4.28	0.84%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Treasury Obligations	31.8%

Corporate Bonds	31.0

U.S. Government Agency Mortgages	14.8

Yankee Debt Obligations	10.7

Collateralized Mortgage Obligations	7.8

Unaffiliated Investment Company	5.4

Asset Backed Securities	2.2

Short-Term Security Held as Collateral for Securities on Loan	1.0

Municipal Bonds	0.7

Convertible Bonds	0.2

Bank Loans	0.2

Common Stocks	0.1

Preferred Stock	— †

Warrant	— †

Total Investment Securities	105.9

Net other assets (liabilities)	(5.9)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (0.1%):
Diversified Telecommunication Services (0.0%†):
1,287	Frontier Communications Parent, Inc.*	$37,954

Oil, Gas & Consumable Fuels (0.1%):
22	Amplify Energy Corp.*	68
2,649	Denbury, Inc.*	202,887
5,889	Sanchez Energy Corp.*(a)	211,873

		414,828

Semiconductors & Semiconductor Equipment (0.0%†):
698	Micron Technology, Inc.	65,018

Total Common Stocks (Cost $188,959)		517,800

Preferred Stock (0.0%†):
Electric Utilities (0.0%†):
600	PG&E Corp., 5.50%, 8/16/23	69,408

Total Preferred Stock (Cost $70,437)		69,408

Contracts		Value
Warrant (0.0%†):
Oil, Gas & Consumable Fuels (0.0%†):
95	California Resources Corp., 10/27/24	1,178

Total Warrant (Cost $–)		1,178

Principal Amount		Value
Asset Backed Securities (2.2%):
$1,299,413	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	1,171,719
244,877	Aaset Trust, Class A, Series 2020-1A, 4.34%, 1/16/40(b)	174,268
243,461	Aaset Trust, Class A, Series 2018-1A, 3.84%, 1/16/38(b)	212,257
403,580	Aaset Trust, Class A, Series 2019-2, 3.38%, 10/16/39(b)	384,290
598,000	Aaset Trust, Class A, Series 2021-2A, 2.80%, 1/15/47(b)	593,579
198,709	Aaset Trust, Class A, Series 2020-1A, 3.35%, 1/16/40(b)	186,487
340,940	Aaset Trust, Class A, Series 2021-1A, 2.95%, 11/16/41(b)	334,182
252,403	Aaset Trust, Class A, Series 2019-1, 3.84%, 5/15/39(b)	226,155
96,354	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	96,479
562,257	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	561,352
486,005	Blackbird Capital Aircraft, Class A, Series 2021-1A, 2.44%, 7/15/46, Callable 7/15/28 @ 100(b)	479,667
366,161	Castlelake Aircraft Structured Trust, Class A, Series 2018-1A, 4.13%, 6/15/43(b)	358,669
209,476	Castlelake Aircraft Structured Trust, Class A, Series 2021-1A, 3.47%, 1/15/46(b)	211,678
186,315	Castlelake Aircraft Structured Trust, Class B, Series 2019-1, 5.10%, 4/15/39(b)	175,374
375,594	Castlelake Aircraft Structured Trust, Class A, Series 2019-1, 3.97%, 4/15/39(b)	370,260
526,620	CF Hippolyta LLC, Class A1, Series 2021-A, 1.53%, 3/15/61, Callable 3/15/24 @ 100(b)	518,100
551,513	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	573,233

Principal Amount		Value
Asset Backed Securities, continued
$219,019	Horizon Aircraft Finance, Ltd., Class A, Series 2019-1, 3.72%, 7/15/39(b)	$214,601
205,447	Horizon Aircraft Finance, Ltd., Class A, Series 2018-1, 4.46%, 12/15/38(b)	199,305
330,260	Planet Fitness Master Issuer LLC, Class A2, Series 1A, 3.86%, 12/5/49, Callable 12/5/25 @ 100(b)	339,442
376,367	Project Silver, Class A, Series 2019-1, 3.97%, 7/15/44(b)	364,891
233,783	Sapphire Aviation Finance, Ltd., Class B, Series 2020-1A, 4.34%, 3/15/40(b)	201,968
353,438	Sapphire Aviation Finance, Ltd., Class A, Series 2020-1A, 3.23%, 3/15/40(b)	343,206
361,973	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	358,750
534,859	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2019-1, 3.67%, 11/15/39(b)	529,532
525,220	Thunderbolt Aircraft Lease, Ltd., Class A, Series 2018, 4.15%, 9/15/38(b)(c)	515,521

Total Asset Backed Securities (Cost $10,057,522)		9,694,965

Collateralized Mortgage Obligations (7.8%):
250,000	Aimco CLO 11, Ltd., Class AR, Series 2020-11A, 1.25%(US0003M+113bps), 10/17/34, Callable 1/17/24 @ 100(b)	249,414
440,000	Aimco CLO 12, Ltd., Class A, Series 2020-12A, 1.33%(US0003M+121bps), 1/17/32, Callable 1/17/22 @ 100(b)	439,692
460,000	Aimco CLO 14, Ltd., Class A, Series 2021-14A, 1.12%(US0003M+99bps), 4/20/34, Callable 4/20/23 @ 100(b)	459,673
250,000	Allegany Park CLO, Ltd., Class A, Series 2019-1A, 1.46%(US0003M+133bps), 1/20/33, Callable 1/20/22 @ 100(b)	250,040
273,000	Allegro CLO XIII, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+114bps), 7/20/34, Callable 7/20/23 @ 100(b)	272,538
393,000	Ares CLO, Ltd., Class A, Series 2019-54A, 1.44%(US0003M+132bps), 10/15/32, Callable 1/15/22 @ 100(b)	393,060
250,000	Ares CLO, Ltd., Class AR2, Series 2015-2A, 1.37%(US0003M+125bps), 4/17/33, Callable 1/17/22 @ 100(b)	250,059
342,000	Ares LV CLO, Ltd., Class A1R, Series 2020-55A, 1.25%(US0003M+113bps), 7/15/34, Callable 7/15/23 @ 100(b)	341,808
452,000	Ares LVIII CLO, Ltd., Class A, Series 2020-58A, 1.34%(US0003M+122bps), 1/15/33, Callable 1/15/22 @ 100(b)	452,056
387,000	Ares XLI CLO, Ltd., Class AR2, Series 2016-41A, 1.19%(US0003M+107bps), 4/15/34, Callable 4/15/23 @ 100(b)	385,527
273,000	BAMLL Commercial Mortgage Securities Trust, Class ANM, Series 2019-BPR, 3.11%, 11/5/32(b)	278,261
100,000	BAMLL Commercial Mortgage Securities Trust, Class BNM, Series 2019-BPR, 3.47%, 11/5/32(b)	98,205

See accompanying notes to the financial statements.

4

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$43,000	Bank, Class A5, Series 2019-BN21, 2.85%, 10/15/52, Callable 9/15/29 @ 100	$45,267
440,000	Barings CLO, Ltd., Class A, Series 2020-4A, 1.35%(US0003M+122bps), 1/20/32, Callable 1/20/22 @ 100(b)	440,006
250,000	Barings CLO, Ltd., Class AR, Series 2020-1A, 1.27%(US0003M+115bps), 10/15/36, Callable 10/15/23 @ 100(b)	250,044
383,000	Beechwood Park CLO, Ltd., Class A1, Series 2019-1A, 1.45%(US0003M+133bps), 1/17/33, Callable 1/17/22 @ 100(b)	383,070
49,000	Benchmark Mortgage Trust, Class A5, Series 2018-B4, 4.12%, 7/15/51(c)	54,933
331,000	Bethpage Park CLO, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+113bps), 1/15/35, Callable 10/15/23 @ 100(b)	330,803
201,000	BFLD Trust, Class A, Series 2020-OBRK, 2.16%(US0001M+205bps), 11/15/22(b)	202,081
461,000	Bristol Park CLO, Ltd., Class AR, Series 2016-1A, 1.11%(US0003M+99bps), 4/15/29, Callable 1/15/22 @ 100(b)	460,153
177,029	BX Commercial Mortgage Trust, Class E, Series 2020-BXLP, 1.71%(US0001M+160bps), 12/15/29(b)	176,257
339,150	BX Commercial Mortgage Trust, Class D, Series 2019-XL, 1.56%(US0001M+145bps), 10/15/36(b)	338,495
519,396	BX Commercial Mortgage Trust, Class A, Series 2020-BXLP, 0.91%(US0001M+80bps), 12/15/29(b)	519,089
248,627	BX Commercial Mortgage Trust, Class A, Series 2020-FOX, 1.11%(US0001M+100bps), 11/15/32(b)	248,533
146,300	BX Commercial Mortgage Trust, Class F, Series 2018-IND, 1.91%(US0001M+180bps), 11/15/35(b)	146,170
238,850	BX Commercial Mortgage Trust, Class C, Series 2019-XL, 1.36%(US0001M+125bps), 10/15/36(b)	238,454
140,061	BX Commercial Mortgage Trust, Class D, Series 2018-EXCL, 2.73%(US0001M+263bps), 9/15/37(b)	119,415
266,000	BX Commercial Mortgage Trust, Class B, Series 2019-IMC, 1.41%(US0001M+130bps), 4/15/34(b)	264,345
476,000	BX Commercial Mortgage Trust, Class E, Series 2019-XL, 1.91%(US0001M+180bps), 10/15/36(b)	475,086
150,307	BX Commercial Mortgage Trust, Class C, Series 2020-BXLP, 1.23%(US0001M+112bps), 12/15/29(b)	149,956
189,554	BX Commercial Mortgage Trust, Class B, Series 2020-BXLP, 1.11%(US0001M+100bps), 12/15/29(b)	189,331
190,400	BX Commercial Mortgage Trust, Class B, Series 2019-XL, 1.19%(US0001M+108bps), 10/15/36(b)	190,189

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$232,141	BX Commercial Mortgage Trust, Class D, Series 2020-BXLP, 1.36%(US0001M+125bps), 12/15/29(b)	$231,259
400,000	BX Commercial Mortgage Trust, Class A, Series 2019-IMC, 1.11%(US0001M+100bps), 4/15/34(b)	399,247
185,000	BX Commercial Mortgage Trust, Class D, Series 2019-IMC, 2.01%(US0001M+190bps), 4/15/34(b)	182,678
176,000	BX Commercial Mortgage Trust, Class C, Series 2019-IMC, 1.71%(US0001M+160bps), 4/15/34(b)	174,234
100,000	BX Mortgage Trust, Class D, Series 2021-PAC, 1.41%(US0001M+130bps), 10/15/36(b)	99,817
302,000	BX Mortgage Trust, Class E, Series 2021-PAC, 2.06%(US0001M+195bps), 10/15/36(b)	301,048
100,000	BX Mortgage Trust, Class B, Series 2021-PAC, 1.01%(US0001M+90bps), 10/15/36(b)	99,769
447,000	BX Mortgage Trust, Class A, Series 2021-PAC, 0.80%(US0001M+69bps), 10/15/36(b)	446,169
100,000	BX Mortgage Trust, Class C, Series 2021-PAC, 1.21%(US0001M+110bps), 10/15/36(b)	99,816
268,411	Cascade Funding Mortgage Trust, Class A, Series 2021-HB6, 0.90%, 6/25/36, Callable 6/25/22 @ 100(b)(c)	268,031
336,000	Cedar Funding VI CLO, Ltd., Class AAA, Series 2016-6A, 1.18%(US0003M+105bps), 4/20/34, Callable 4/20/23 @ 100(b)	333,770
264,000	Cedar Funding X CLO, Ltd., Class AR, Series 2019-10A, 1.23%(US0003M+110bps), 10/20/32, Callable 10/20/22 @ 100(b)	263,892
250,000	Cedar Funding XII CLO, Ltd., Class A1R, Series 2020-12A, 1.26%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	249,419
122,109	CHC Commercial Mortgage Trust, Class B, Series 2019-CHC, 1.61%(US0001M+150bps), 6/15/34(b)	121,339
137,993	CHC Commercial Mortgage Trust, Class C, Series 2019-CHC, 1.86%(US0001M+175bps), 6/15/34(b)	136,787
622,457	CHC Commercial Mortgage Trust, Class A, Series 2019-CHC, 1.23%(US0001M+112bps), 6/15/34(b)	621,706
291,000	CIM Retail Portfolio Trust, Class A, Series 2021-RETL, 1.51%(US0001M+140bps), 8/15/36(b)	290,284
100,000	CIM Retail Portfolio Trust, Class B, Series 2021-RETL, 2.01%(US0001M+190bps), 8/15/36(b)	99,398
100,000	CIM Retail Portfolio Trust, Class D, Series 2021-RETL, 3.16%(US0001M+305bps), 8/15/36(b)	99,020
100,000	CIM Retail Portfolio Trust, Class C, Series 2021-RETL, 2.41%(US0001M+230bps), 8/15/36(b)	99,270
328,000	Columbia Cent CLO 29, Ltd., Class AR, Series 2020-29A, 1.32%(US0003M+117bps), 10/20/34, Callable 10/20/23 @ 100(b)	327,999
580,000	Columbia Cent CLO 30, Ltd., Class A1, Series 2020-30A, 1.44%(US0003M+131bps), 1/20/34, Callable 4/20/23 @ 100(b)	581,056

See accompanying notes to the financial statements.

5

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$440,000	Columbia Cent CLO 31, Ltd., Class A1, Series 2021-31A, 1.33%(US0003M+120bps), 4/20/34, Callable 7/20/23 @ 100(b)	$440,203
83,000	Commercial Mortgage Trust, Class A5, Series 2014-CR18, 3.83%, 7/15/47, Callable 6/15/24 @ 100	87,458
205,000	Credit Suisse Mortgage Capital Certificates, Class B, Series 2019-ICE4, 1.34%(US0001M+123bps), 5/15/36(b)	204,615
119,000	Credit Suisse Mortgage Capital Certificates, Class A, Series 2020-NET, 2.26%, 8/15/37(b)	120,034
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 2.36%(US0001M+225bps), 12/15/30(b)	1,377,855
128,000	CSMC Trust, Class D, Series 2018, 4.78%, 4/15/36(b)	125,720
100,000	CSMC Trust, Class C, Series 2018, 4.78%, 4/15/36(b)	100,646
100,000	CSMC Trust, Class B, Series 2018, 4.53%, 4/15/36(b)	101,472
309,000	CSMC Trust, Class A, Series 2018, 4.28%, 4/15/36(b)	316,605
250,000	Dryden 76 CLO, Ltd., Class A1R, Series 2019-76A, 1.31%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	249,899
382,000	Dryden 83 CLO, Ltd., Class A, Series 2020-83A, 1.34%(US0003M+122bps), 1/18/32, Callable 1/18/22 @ 100(b)	382,030
296,000	Dryden 85 CLO, Ltd., Class AR, Series 2020-85A, 1.27%(US0003M+115bps), 10/15/35, Callable 10/15/23 @ 100(b)	296,052
250,000	Dryden 90 Clo, Ltd., Class A1A, Series 2021-90A, 1.29%(US0003M+113bps), 2/20/35(b)	249,847
300,000	Dryden CLO, Ltd., Class A, Series 2020-78A, 1.30%(US0003M+118bps), 4/17/33, Callable 4/17/22 @ 100(b)	300,116
250,000	Eaton Vance CLO, Ltd., Class A13R, Series 2013-1A, 1.37%(US0003M+125bps), 1/15/34, Callable 1/15/23 @ 100(b)	250,495
378,000	Eaton Vance CLO, Ltd., Class AR, Series 2020-2A, 1.26%(US0003M+115bps), 1/15/35, Callable 1/15/24 @ 100(b)	377,681
612,000	ELP Commercial Mortgage Trust, Class A, Series 2021-ELP, 0.81%(US0001M+70bps), 11/15/38(b)	608,487
134,301	Extended Stay America Trust, Class D, Series 2021-ESH, 2.36%(US0001M+225bps), 7/15/38(b)	134,301
121,369	Extended Stay America Trust, Class B, Series 2021-ESH, 1.49%(US0001M+138bps), 7/15/38(b)	121,369
99,482	Extended Stay America Trust, Class C, Series 2021-ESH, 1.81%(US0001M+170bps), 7/15/38(b)	99,482
213,887	Extended Stay America Trust, Class A, Series 2021-ESH, 1.19%(US0001M+108bps), 7/15/38(b)	213,887

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$250,000	Flatiron CLO 19, Ltd., CLASS: AR, SERIES:19-1A CLASS: AR, 1.24%(US0003M+108bps), 11/16/34, Callable 11/16/22 @ 100(b)	$249,999
430,000	Flatiron CLO 20, Ltd., Class A, Series 2020-1A, 1.46%(US0003M+130bps), 11/20/33, Callable 11/20/22 @ 100(b)	430,344
250,000	Flatiron CLO 21, Ltd., Class A1, Series 2021-1A, 1.26%(US0003M+111bps), 7/19/34, Callable 7/19/23 @ 100(b)	249,155
264,000	GS Mortgage Securities Corp. Trust, Class A, Series 2021-IP, 1.06%(US0001M+95bps), 10/15/36(b)	263,833
100,000	GS Mortgage Securities Corp. Trust, Class B, Series 2021-IP, 1.26%(US0001M+115bps), 10/15/36(b)	99,891
250,000	Invesco CLO, Ltd., Class A, Series 2021-3A, 1.25%(US0003M+113bps), 10/22/34, Callable 10/22/23 @ 100(b)	249,411
63,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class CFX, Series 2018-WPT, 4.95%, 7/5/23(b)	64,982
97,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class DFX, Series 2018-WPT, 5.35%, 7/5/23(b)	99,761
133,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class EFX, Series 2018-WPT, 5.54%, 7/5/23(b)	135,397
100,000	Life Mortgage Trust, Class E, Series 2021-BMR, 1.86%(US0001M+175bps), 3/15/38(b)	98,863
100,000	Life Mortgage Trust, Class D, Series 2021-BMR, 1.51%(US0001M+140bps), 3/15/38(b)	98,895
100,000	Life Mortgage Trust, Class B, Series 2021-BMR, 0.99%(US0001M+88bps), 3/15/38(b)	98,923
395,000	Life Mortgage Trust, Class A, Series 2021-BMR, 0.81%(US0001M+70bps), 3/15/38(b)	392,041
100,000	Life Mortgage Trust, Class C, Series 2021-BMR, 1.21%(US0001M+110bps), 3/15/38(b)	98,888
250,000	Lucali CLO, Ltd., Class A, Series 2020-1A, 1.33%(US0003M+121bps), 1/15/32, Callable 1/15/22 @ 100(b)	250,026
460,000	Madison Park Funding L, Ltd., Class A, Series 2021-50A, 1.26%(US0003M+114bps), 4/19/34, Callable 4/19/23 @ 100(b)	459,999
369,000	Madison Park Funding LII, Ltd., Class A, Series 2021-52A, 1.19%(US0003M+110bps), 1/22/35(b)	368,341
250,000	Madison Park Funding XLV, Ltd., Class AR, Series 2020-45A, 1.24%(US0003M+112bps), 7/15/34, Callable 7/15/23 @ 100(b)	249,861
278,806	Madison Park Funding, Ltd., Class A1R2, Series 2015-19A, 1.05%(US0003M+92bps), 1/22/28, Callable 1/22/22 @ 100(b)	278,599
250,000	Madison Park Funding, Ltd., Class A, Series 2019-33A, 1.45%(US0003M+133bps), 10/15/32, Callable 1/15/22 @ 100(b)	250,062

See accompanying notes to the financial statements.

6

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$325,000	Magnetite XXI, Ltd., Class AR, Series 2019-21A, 1.15%(US0003M+102bps), 4/20/34, Callable 4/20/22 @ 100(b)	$324,824
271,000	Magnetite Xxiii, Ltd., CLASS: AR, SERIES:19-23A CLASS: AR, 1.25%(US0003M+113bps), 1/25/35(b)	270,772
400,000	Magnetite Xxix, Ltd., Class A, Series 2021-29A, 1.11%(US0003M+99bps), 1/15/34, Callable 1/15/22 @ 100(b)	400,136
250,000	Magnetite XXVII, Ltd., Class AR, Series 2020-27A, 1.27%(US0003M+114bps), 10/20/34, Callable 10/20/23 @ 100(b)	250,000
400,000	Magnetite Xxx, Ltd., Class A, Series 2021-30A, 1.26%(US0003M+113bps), 10/25/34, Callable 10/25/23 @ 100(b)	399,763
590,000	Magnetite, Ltd., Class A, Series 24, 1.45%(US0003M+133bps), 1/15/33, Callable 1/15/22 @ 100(b)	590,042
464,000	Milos CLO, Ltd., Class AR, Series 2017-1A, 1.20%(US0003M+107bps), 10/20/30, Callable 1/20/22 @ 100(b)	464,001
200,000	Morgan Stanley Capital I Trust, Class A4, Series 2018-H4, 4.31%, 12/15/51, Callable 12/15/28 @ 100	226,266
870,944	Morgan Stanley Capital I Trust, Class C, Series 2018-BOP, 1.61%(US0001M+150bps), 6/15/35(b)	866,154
82,000	Morgan Stanley Capital I Trust, Class C, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)(c)	81,908
86,000	Morgan Stanley Capital I Trust, Class B, Series 2019-Mead, 3.18%, 11/10/36, Callable 11/10/24 @ 100(b)	86,949
593,000	Morgan Stanley Capital I Trust, Class A, Series 2019-Mead, 3.17%, 11/10/36, Callable 11/10/24 @ 100(b)	608,406
361,287	Morgan Stanley Capital I Trust, Class B, Series 2018-BOP, 1.36%(US0001M+125bps), 6/15/35(b)	362,162
250,000	Peace Park CLO, Ltd., Class A, Series 2021-1A, 1.27%(US0003M+113bps), 10/20/34, Callable 10/20/23 @ 100(b)	249,999
131,131	Prima Capital CRE Securitization, Class A, Series 2021-9A, 1.55%(US0001M+145bps), 12/15/37(b)	131,049
470,000	Rockland Park CLO, Ltd., Class A, Series 2021-1A, 1.25%(US0003M+112bps), 4/20/34, Callable 4/20/23 @ 100(b)	469,747
410,000	SREIT Trust, Class A, Series 2021-MFP, 0.83%(US0001M+73bps), 11/15/38(b)	407,815
235,000	SREIT Trust, Class B, Series 2021-MFP, 1.18%(US0001M+108bps), 11/15/38(b)	233,589
146,000	SREIT Trust, Class C, Series 2021-MFP, 1.43%(US0001M+133bps), 11/15/38(b)	144,239
100,000	SREIT Trust, Class D, Series 2021-MFP, 1.68%(US0001M+158bps), 11/15/38(b)	99,904
350,000	Symphony CLO XXVI, Ltd., Class AR, Series 2021-26A, 1.21%(US0003M+108bps), 4/20/33, Callable 4/20/22 @ 100(b)	349,235

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$304,000	Taconic Park CLO, Ltd., Class A1R, Series 2016-1A, 1.13%(US0003M+100bps), 1/20/29, Callable 1/20/22 @ 100(b)	$303,830
370,000	VLS Commercial Mortgage Trust, Class A, Series 2020-LAB, 2.13%, 10/10/42(b)	367,839
20,000	VLS Commercial Mortgage Trust, Class B, Series 2020-LAB, 2.45%, 10/10/42(b)	20,002
250,000	Voya CLO, Ltd., Class A1R, Series 2020-2A, 1.28%(US0003M+116bps), 7/19/34, Callable 7/19/23 @ 100(b)	250,000
444,000	Voya CLO, Ltd., Class AR, Series 2020-3A, 1.28%(US0003M+115bps), 10/20/34, Callable 10/20/23 @ 100(b)	443,481
516,000	Voya CLO, Ltd., Class A, Series 2019-2, 1.40%(US0003M+127bps), 7/20/32, Callable 1/20/22 @ 100(b)	516,013
250,000	Voya CLO, Ltd., Class AR, Series 2020-1A, 1.27%(US0003M+115bps), 7/16/34, Callable 7/16/23 @ 100(b)	249,720
261,000	Wells Fargo Commercial Mortgage Trust, Class A, Series 2021-FCMT, 1.31%(US0001M+120bps), 5/15/31(b)	260,678
234,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2018-C48, 4.30%, 1/15/52, Callable 12/15/28 @ 100	265,983

Total Collateralized Mortgage Obligations (Cost $34,977,078)		34,958,049

Convertible Bonds (0.2%):
Entertainment (0.0%†):
37,000	Live Nation Entertainment, Inc., 2.00%, 2/15/25	48,766

Hotels, Restaurants & Leisure (0.0%†):
38,000	Booking Holdings, Inc., 0.75%, 5/1/25	56,021
40,000	Vail Resorts, Inc., 0.00%, 1/1/26^	42,762

		98,783

Leisure Products (0.0%†):
28,000	Callaway Golf Co., 2.75%, 5/1/26	48,480

Media (0.1%):
85,000	DISH Network Corp., 2.38%, 3/15/24	81,478
209,000	DISH Network Corp., 3.38%, 8/15/26	195,753

		277,231

Oil, Gas & Consumable Fuels (0.1%):
76,968	Mesquite Energy, Inc., 15.00%, 7/15/23(a)	241,680
45,151	Mesquite Energy, Inc., 15.00%, 7/15/23(d)	156,674

		398,354

Professional Services (0.0%†):
23,000	FTI Consulting, Inc., 2.00%, 8/15/23	35,533
33,000	KBR, Inc., 2.50%, 11/1/23	62,586

		98,119

Semiconductors & Semiconductor Equipment (0.0%†):
13,000	ON Semiconductor Corp., 1.63%, 10/15/23	42,878

Total Convertible Bonds (Cost $642,156)		1,012,611

Bank Loans (0.2%):
Chemicals (0.0%†):
24,938	Consolidated Energy Term Incr B 1Ln, 3.56% (LIBOR+350bps)	24,314

See accompanying notes to the financial statements.

7

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Bank Loans, continued
Chemicals, continued
$10,000	Diversey Term B 1Ln, Amendment No 3 Refinancing TL, 3.06% (LIBOR+300bps), 9/29/28	$9,953

		34,267

Construction & Engineering (0.0%†):
50,000	Convergint Tech Term 2Ln, 7.50% (LIBOR+675bps), 3/31/29	49,875
9,975	Convergint Tech Term B 1Ln, 4.25% (LIBOR+350bps), 3/31/28	9,963

		59,838

Consumer Discretionary Products (0.0%†):
15,224	Authentic Brands Term B2 1Ln, 3.56% (LIBOR+350bps), 1/31/29	15,110
2,388	Authentic Brands Term B3 1Ln, 3.56% (LIBOR+350bps), 1/31/29	2,370

		17,480

Diversified Consumer Services (0.0%†):
5,000	Ascend Learning Term 2 Ln, 5.81% (LIBOR+575bps), 12/10/29	4,988
75,000	Ascend Learning Term B 1 Ln, 3.56% (LIBOR+350bps), 11/18/28	74,828

		79,816

Diversified Financial Services (0.1%):
15,000	Intelsat Term B-4, 5.56% (LIBOR+550bps), 1/2/24	14,960
195,130	Intelsat Term Dip Dd Superpriority 1Ln, 5.75% (LIBOR+475bps), 10/13/22	194,825

		209,785

Hotels, Restaurants & Leisure (0.1%):
110,000	City Football Group Term B 1Ln, 3.56% (LIBOR+350bps), 7/21/28, Callable 2/7/22 @ 100(b)	109,175
76,048	Diamond Sports Broadcasting Term B 1Ln, 3.31% (LIBOR+325bps), 8/24/26, Callable 2/7/22 @ 100(b)	35,045
183,614	Golden Entertainment Term B 1Ln, 3.06% (LIBOR+300bps), 10/20/24, Callable 2/7/22 @ 100(b)	183,003

		327,223

Media (0.0%†):
2,388	Authentic Brands Term B1 1Ln, 3.56% (LIBOR+350bps), 1/31/29	2,376

Software (0.0%†):
6,771	Ion Analytics Term 1 Ln, 4.06% (LIBOR+400bps), 2/16/28	6,785

Total Bank Loans (Cost $743,268)		737,570

Corporate Bonds (31.0%):
Aerospace & Defense (0.6%):
214,000	Boeing Co. (The), 5.04%, 5/1/27, Callable 3/1/27 @ 100	241,076
214,000	Boeing Co. (The), 5.15%, 5/1/30, Callable 2/1/30 @ 100	249,774
200,000	Boeing Co. (The), 5.71%, 5/1/40, Callable 11/1/39 @ 100	256,563
200,000	Boeing Co. (The), 5.81%, 5/1/50, Callable 11/1/49 @ 100	270,921

Principal Amount		Value
Corporate Bonds, continued
Aerospace & Defense, continued
$210,000	Boeing Co. (The), 5.93%, 5/1/60, Callable 11/1/59 @ 100	$290,698
125,000	BWX Technologies, Inc., 4.13%, 6/30/28, Callable 6/30/23 @ 102.06(b)	126,563
170,000	BWX Technologies, Inc., 4.13%, 4/15/29, Callable 4/15/24 @ 102.06(b)	172,550
5,000	Howmet Aerospace, Inc., 5.95%, 2/1/37	5,956
65,000	Moog, Inc., 4.25%, 12/15/27, Callable 12/15/22 @ 103.19(b)	65,406
60,000	TransDigm, Inc., 6.88%, 5/15/26, Callable 2/7/22 @ 105.16	62,625
60,000	TransDigm, Inc., 6.38%, 6/15/26, Callable 2/7/22 @ 103.19	61,575
55,000	TransDigm, Inc., 7.50%, 3/15/27, Callable 3/15/22 @ 103.75	57,406
610,000	TransDigm, Inc., 5.50%, 11/15/27, Callable 11/15/22 @ 102.75	626,775
115,000	TransDigm, Inc., 4.88%, 5/1/29, Callable 5/1/24 @ 102.44	115,000

		2,602,888

Air Freight & Logistics (0.1%):
100,000	Cargo Aircraft Management, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38(b)	101,875
205,000	XPO Logistics, Inc., 6.25%, 5/1/25, Callable 5/1/22 @ 103.13(b)	213,712

		315,587

Auto Components (0.0%†):
55,000	Dana, Inc., 4.50%, 2/15/32, Callable 2/15/27 @ 102.25	53,969

Automobiles (0.2%):
55,000	Magic Mergeco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63(b)	55,000
105,000	Magic Mergeco, Inc., 7.88%, 5/1/29, Callable 5/1/24 @ 103.94(b)	103,163
75,000	Thor Industries, Inc., 4.00%, 10/15/29, Callable 10/15/24 @ 102(b)	74,344
354,000	Volkswagen Group of America Finance LLC, 2.90%, 5/13/22(b)	356,794
309,000	Volkswagen Group of America Finance LLC, 3.13%, 5/12/23(b)	317,870

		907,171

Banking (0.0%†):
30,000	BroadStreet Partners, Inc., 5.88%, 4/15/29, Callable 4/15/24 @ 102.94(b)	29,350

Banks (2.5%):
656,000	Bank of America Corp., 4.20%, 8/26/24, MTN	702,037
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25, MTN	654,785
128,000	Bank of America Corp., Series G, 4.45%, 3/3/26	140,924
930,000	Bank of America Corp., 2.30% (SOFR+122 bps), 7/21/32, Callable 7/21/31 @ 100	913,299
100,000	CIT Group, Inc., 3.93% (SOFR+4 bps), 6/19/24, Callable 6/19/23 @ 100	103,625
245,000	CIT Group, Inc., 6.13%, 3/9/28	294,612

See accompanying notes to the financial statements.

8

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Banks, continued
$1,090,000	Citigroup, Inc., Series V, 4.05%, 7/30/22	$1,111,352
393,000	Citigroup, Inc., 3.35% (US0003M+90 bps), 4/24/25, Callable 4/24/24 @ 100	410,589
1,642,000	Citigroup, Inc., 4.30%, 11/20/26	1,816,671
200,000	Citizens Financial Group, Inc., 2.64%, 9/30/32, Callable 7/2/32 @ 100	197,593
2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24	3,180,736
267,000	JPMorgan Chase & Co., 2.96% (SOFR+252 bps), 5/13/31, Callable 5/13/30 @ 100	276,154
296,000	Wells Fargo & Co., 2.41% (US0003M+83 bps), 10/30/25, Callable 10/30/24 @ 100, MTN	303,264
938,000	Wells Fargo & Co., 4.48% (US0003M+4 bps), 4/4/31, Callable 4/4/30 @ 100, MTN	1,089,113

		11,194,754

Beverages (0.6%):
500,000	Anheuser-Busch InBev Worldwide, Inc., 3.50%, 6/1/30, Callable 3/1/30 @ 100	547,664
220,000	Anheuser-Busch InBev Worldwide, Inc., 4.35%, 6/1/40, Callable 12/1/39 @ 100	258,920
500,000	Anheuser-Busch InBev Worldwide, Inc., 4.50%, 6/1/50, Callable 12/1/49 @ 100	617,341
509,000	Anheuser-Busch InBev Worldwide, Inc., 4.75%, 4/15/58, Callable 10/15/57 @ 100	643,124
523,000	Anheuser-Busch InBev Worldwide, Inc., 5.80%, 1/23/59, Callable 7/23/58 @ 100	761,956
30,000	Triton Water Holdings, Inc., 6.25%, 4/1/29, Callable 4/1/24 @ 103.13(b)	28,950

		2,857,955

Biotechnology (0.3%):
1,489,000	AbbVie, Inc., 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,494,235
50,000	Emergent BioSolutions, Inc., 3.88%, 8/15/28, Callable 8/15/23 @ 101.94^(b)	47,875

		1,542,110

Building Products (0.1%):
255,000	Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5(b)	264,244
15,000	Roller Bearing Co. of America, Inc., 4.38%, 10/15/29, Callable 10/15/24 @ 102.19(b)	15,300

		279,544

Capital Markets (2.2%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	299,199
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	608,492
706,000	Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	743,065
751,000	Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	791,612
140,000	Coinbase Global, Inc., 3.38%, 10/1/28, Callable 10/1/24 @ 101.69(b)	130,900
140,000	Coinbase Global, Inc., 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	128,800
1,140,000	Goldman Sachs Group, Inc. (The), 3.80%, 3/15/30, Callable 12/15/29 @ 100	1,253,017
510,000	Goldman Sachs Group, Inc. (The), 2.38% (SOFR+125 bps), 7/21/32, Callable 7/21/31 @ 100, MTN	503,195

Principal Amount		Value
Corporate Bonds, continued
Capital Markets, continued
$194,000	Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	$275,335
70,000	HAT Holdings I LLC / HAT Holdings II LLC, 3.38%, 6/15/26, Callable 3/15/26 @ 100(b)	71,050
25,000	LCM Investments Holdings II LLC, 4.88%, 5/1/29, Callable 5/1/24 @ 102.44(b)	25,563
25,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5(b)	25,500
2,124,000	Morgan Stanley, 3.74% (US0003M+85 bps), 4/24/24, Callable 4/24/23 @ 100	2,197,809
632,000	Morgan Stanley, 3.62% (SOFR+312 bps), 4/1/31, Callable 4/1/30 @ 100	687,290
170,000	Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29, Callable 10/1/24 @ 101.94(b)	169,363
70,000	Mozart Debt Merger Sub, Inc., 5.25%, 10/1/29, Callable 10/1/24 @ 102.63(b)	70,875
45,000	MSCI, Inc., 3.25%, 8/15/33, Callable 8/15/27 @ 101.63(b)	45,563
190,000	Navios South American Logistics, Inc. / Navios Logistics Finance US, Inc., 10.75%, 7/1/25, Callable 8/1/22 @ 108.06(b)	198,536
200,000	Olympus Water US Holding Corp., 4.25%, 10/1/28, Callable 10/1/24 @ 102.13(b)	195,500
457,000	Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100(b)	516,348
500,000	Pine Street Trust II, 5.57%, 2/15/49, Callable 8/15/48 @ 100(b)	658,653
20,000	Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29, Callable 2/1/24 @ 103.13(b)	19,975
50,000	US Renal Care, Inc., 10.63%, 7/15/27, Callable 7/15/22 @ 105.31(b)	50,937
80,000	Victors Merger Corp., 6.38%, 5/15/29, Callable 5/15/24 @ 103.19(b)	75,200

		9,741,777

Chemicals (0.4%):
165,000	CF Industries, Inc., 5.15%, 3/15/34	199,444
16,000	CF Industries, Inc., 4.95%, 6/1/43	19,240
259,000	CF Industries, Inc., 5.38%, 3/15/44	326,988
170,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100^	181,687
355,000	Chemours Co. (The), 5.75%, 11/15/28, Callable 11/15/23 @ 102.88(b)	373,194
25,000	Diamond BC BV, 4.63%, 10/1/29, Callable 10/1/24 @ 102.31(b)	24,781
35,000	LSB Industries, Inc., 6.25%, 10/15/28, Callable 10/15/24 @ 103.13(b)	36,225
125,000	Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	131,250
60,000	Scotts Miracle-GRO Co. (The), 4.38%, 2/1/32, Callable 8/1/26 @ 102.19(b)	59,850
35,000	Valvoline, Inc., 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	35,700
135,000	Valvoline, Inc., 3.63%, 6/15/31, Callable 6/15/26 @ 101.81(b)	131,625
80,000	WR Grace Holdings LLC, 4.88%, 6/15/27, Callable 6/15/23 @ 102.44(b)	82,172

See accompanying notes to the financial statements.

9

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Chemicals, continued
$55,000	WR Grace Holdings LLC, 5.63%, 8/15/29, Callable 8/15/24 @ 102.81(b)	$56,100

		1,658,256

Commercial Services & Supplies (0.1%):
55,000	ADT Security Corp. (The), 4.13%, 8/1/29, Callable 8/1/28 @ 100(b)	54,312
165,000	Aramark Services, Inc., 5.00%, 2/1/28, Callable 2/1/23 @ 102.5(b)	170,363
35,000	Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 2/1/26, Callable 2/1/23 @ 102.5(b)	35,262
35,000	Pitney Bowes, Inc., 6.88%, 3/15/27, Callable 3/15/24 @ 103.44(b)	36,225
70,000	Pitney Bowes, Inc., 7.25%, 3/15/29, Callable 3/15/24 @ 103.63(b)	72,450
120,000	Stericycle, Inc., 3.88%, 1/15/29, Callable 11/15/23 @ 101.94(b)	118,200

		486,812

Communications Equipment (0.1%):
90,000	CommScope, Inc., 7.13%, 7/1/28, Callable 7/1/23 @ 103.56(b)	88,875
90,000	CommScope, Inc., 4.75%, 9/1/29, Callable 9/1/24 @ 102.38(b)	89,212
115,000	Viavi Solutions, Inc., 3.75%, 10/1/29, Callable 10/1/24 @ 101.88(b)	114,713

		292,800

Construction & Engineering (0.2%):
40,000	Arcosa, Inc., 4.38%, 4/15/29, Callable 4/15/24 @ 102.19(b)	40,400
280,000	Brand Industrial Services, Inc., 8.50%, 7/15/25, Callable 2/7/22 @ 104.25^(b)	279,300
105,000	Dycom Industries, Inc., 4.50%, 4/15/29, Callable 4/15/24 @ 102.25(b)	106,837
80,000	Global Infrastructure Solutions, Inc., 5.63%, 6/1/29, Callable 6/1/24 @ 102.81(b)	82,000
35,000	Great Lakes Dredge & Dock Corp., 5.25%, 6/1/29, Callable 6/1/24 @ 102.63(b)	36,050
235,000	Pike Corp., 5.50%, 9/1/28, Callable 9/1/23 @ 102.75(b)	235,588

		780,175

Consumer Finance (2.7%):
578,000	Ally Financial, Inc., 3.05%, 6/5/23, Callable 5/5/23 @ 100	592,536
130,000	Ally Financial, Inc., 1.45%, 10/2/23, Callable 9/2/23 @ 100	130,448
148,000	Ally Financial, Inc., 5.13%, 9/30/24	161,829
330,000	Ally Financial, Inc., 5.80%, 5/1/25, Callable 4/1/25 @ 100	372,444
505,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/21/25 @ 100	569,508
200,000	Ally Financial, Inc., 4.70% (H15T5Y+387 bps), Callable 5/15/26 @ 100	209,999
462,000	Capital One Financial Corp., 2.60%, 5/11/23, Callable 4/11/23 @ 100	471,198

Principal Amount		Value
Corporate Bonds, continued
Consumer Finance, continued
$833,000	Capital One Financial Corp., 3.65%, 5/11/27, Callable 4/11/27 @ 100	$898,269
636,000	Capital One Financial Corp., 3.80%, 1/31/28, Callable 12/31/27 @ 100	692,786
250,000	Discover Bank, Series B, 4.68% (USSW5+173 bps), 8/9/28, Callable 8/9/23 @ 100	261,249
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,014,398
383,000	Discover Financial Services, 4.50%, 1/30/26, Callable 11/30/25 @ 100	419,657
355,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100	385,321
110,000	Ford Motor Credit Co LLC, 4.13%, 8/17/27, Callable 6/17/27 @ 100	118,772
215,000	Ford Motor Credit Co LLC, 4.00%, 11/13/30, Callable 8/13/30 @ 100	231,371
496,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	496,206
504,000	Ford Motor Credit Co. LLC, 5.58%, 3/18/24, Callable 2/18/24 @ 100	541,071
1,490,000	Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	1,569,886
80,000	Ford Motor Credit Co. LLC, 5.13%, 6/16/25, Callable 5/16/25 @ 100	86,981
240,000	Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	272,679
200,000	General Motors Acceptance Corp., 8.00%, 11/1/31	281,881
175,000	OneMain Finance Corp., 6.88%, 3/15/25	194,688
110,000	OneMain Finance Corp., 3.50%, 1/15/27, Callable 1/15/24 @ 101.75	108,900
100,000	OneMain Finance Corp., 3.88%, 9/15/28, Callable 9/15/24 @ 101.94	98,125
170,000	OneMain Finance Corp., 4.00%, 9/15/30, Callable 9/15/25 @ 102	166,813
119,000	Synchrony Financial, 2.85%, 7/25/22, Callable 6/25/22 @ 100	120,274
381,000	Synchrony Financial, 4.38%, 3/19/24, Callable 2/19/24 @ 100	402,500
577,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	610,783
663,000	Synchrony Financial, 3.95%, 12/1/27, Callable 9/1/27 @ 100	713,395

		12,193,967

Containers & Packaging (0.0%†):
5,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 4.13%, 8/15/26, Callable 8/15/22 @ 102.06(b)	5,106
85,000	Ball Corp., 3.13%, 9/15/31, Callable 6/15/31 @ 100	84,044
30,000	Graphic Packaging International LLC, 3.75%, 2/1/30, Callable 8/1/29 @ 100(b)	30,300

		119,450

Diversified Consumer Services (0.1%):
170,000	Adtalem Global Education, Inc., 5.50%, 3/1/28, Callable 3/1/24 @ 102.75(b)	165,325
32,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	31,320

See accompanying notes to the financial statements.

10

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Diversified Consumer Services, continued
$141,000	APX Group, Inc., 6.75%, 2/15/27, Callable 2/15/23 @ 103.38(b)	$148,931
275,000	Sotheby’s, 7.38%, 10/15/27, Callable 10/15/22 @ 103.69(b)	293,219

		638,795

Diversified Financial Services (0.3%):
85,000	Acrisure LLC / Acrisure Finance, Inc., 6.00%, 8/1/29, Callable 8/1/24 @ 103(b)	83,300
59,000	AXA Equitable Holdings, Inc., 3.90%, 4/20/23, Callable 3/20/23 @ 100	61,137
200,000	Flex Acquisition Co., Inc., 6.88%, 1/15/25, Callable 2/7/22 @ 100(b)	200,000
200,000	Flex Acquisition Co., Inc., 7.88%, 7/15/26, Callable 2/7/22 @ 103.94(b)	207,750
20,000	Level 3 Financing, Inc., 3.63%, 1/15/29, Callable 1/15/24 @ 101.81(b)	19,050
55,000	OI European Group BV, 4.75%, 2/15/30, Callable 11/15/24 @ 102.38(b)	55,756
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	533,877
70,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	72,713
65,000	Venture Global Calcasieu Pass LLC, 4.13%, 8/15/31, Callable 2/15/31 @ 100(b)	68,738
55,000	Venture Global Calcasieu Pass LLC, 3.88%, 11/1/33, Callable 5/1/33 @ 100(b)	57,612

		1,359,933

Diversified Support Services (0.0%†):
25,000	Ritchie Bros Holdings, Inc., 4.75%, 12/15/31, Callable 12/15/26 @ 102.38(b)	26,094

Diversified Telecommunication Services (0.7%):
42,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	44,729
215,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100	242,147
109,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100	106,552
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100	632,281
351,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	363,006
125,000	CenturyLink, Inc., 5.63%, 4/1/25, Callable 1/1/25 @ 100	132,187
360,000	CenturyLink, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(b)	374,850
10,000	CenturyLink, Inc., Series G, 6.88%, 1/15/28	11,125
80,000	Cogent Communications Group, Inc., 3.50%, 5/1/26, Callable 2/1/26 @ 100(b)	81,900
40,000	Consolidated Communications, Inc., 5.00%, 10/1/28, Callable 10/1/23 @ 103.75^(b)	40,700
30,000	Front Range BidCo, Inc., 6.13%, 3/1/28, Callable 3/1/23 @ 103.06(b)	29,625
60,000	Frontier Communications Corp., 5.88%, 10/15/27, Callable 10/15/23 @ 102.94(b)	63,450
65,000	Frontier Communications Corp., 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	66,706
70,000	Frontier Communications Corp., 6.75%, 5/1/29, Callable 5/1/24 @ 103.38(b)	72,712

Principal Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$8,244	Frontier Communications Holdings LLC, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94	$8,244
70,000	Frontier Communications Holdings LLC, 6.00%, 1/15/30, Callable 10/15/24 @ 103^(b)	70,175
85,000	Lumen Technologies, Inc., 5.38%, 6/15/29, Callable 6/15/24 @ 102.69(b)	85,319
323,000	Verizon Communications, Inc., 2.10%, 3/22/28, Callable 1/22/28 @ 100	323,334
299,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	301,390
85,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/7/22 @ 102(b)	83,513

		3,133,945

Electric Utilities (1.2%):
326,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(b)	336,595
20,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(b)	20,000
70,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(b)	71,225
255,000	Cleco Corporate Holdings LLC, 3.38%, 9/15/29, Callable 6/15/29 @ 100	260,498
78,000	Duquesne Light Holdings, Inc., 2.53%, 10/1/30, Callable 7/1/30 @ 100(b)	76,094
249,000	Duquesne Light Holdings, Inc., 2.78%, 1/7/32, Callable 10/7/31 @ 100(b)	247,646
110,000	Exelon Corp., 4.05%, 4/15/30, Callable 1/15/30 @ 100	122,434
2,306,000	FirstEnergy, Inc., Series B, 4.25%, 3/15/23	2,411,084
100,000	Genesis Energy LP / Genesis Energy Finance Corp., 8.00%, 1/15/27, Callable 1/15/24 @ 104	102,750
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100	220,759
29,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	30,233
30,000	NRG Energy, Inc., 3.38%, 2/15/29, Callable 2/15/24 @ 101.69(b)	29,362
55,000	NRG Energy, Inc., 3.63%, 2/15/31, Callable 2/15/26 @ 101.81(b)	53,625
141,551	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	151,282
310,000	Pacific Gas and Electric Co., 4.95%, 7/1/50, Callable 1/1/50 @ 100	339,567
575,000	PG&E Corp., 5.00%, 7/1/28, Callable 7/1/23 @ 102.5^	604,469
140,000	PG&E Corp., 5.25%, 7/1/30, Callable 7/1/25 @ 102.63	146,818
260,000	Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5(b)	269,100

		5,493,541

See accompanying notes to the financial statements.

11

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Electrical Equipment (0.1%):
$85,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(b)	$89,462
105,000	Sensata Technologies BV, 4.00%, 4/15/29, Callable 4/15/24 @ 102(b)	106,969
140,000	Vertiv Group Corp., 4.13%, 11/15/28, Callable 11/15/24 @ 102.06(b)	140,525

		336,956

Electronic Equipment, Instruments & Components (0.0%†):
35,000	II-VI, Inc., 5.00%, 12/15/29, Callable 12/14/24 @ 102.5(b)	35,875

Entertainment (0.1%):
310,000	Netflix, Inc., 4.88%, 4/15/28	353,400
30,000	Netflix, Inc., 6.38%, 5/15/29	37,387
30,000	Netflix, Inc., 5.38%, 11/15/29(b)	35,625
140,000	ROBLOX Corp., 3.88%, 5/1/30, Callable 11/1/24 @ 101.94(b)	141,575

		567,987

Equity Real Estate Investment Trusts (3.0%):
454,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	479,450
421,000	Brandywine Operating Partners LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	452,512
522,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	582,661
489,000	Brandywine Realty Trust, 3.95%, 2/15/23, Callable 11/15/22 @ 100	500,588
66,000	Corporate Office Properties LP, 2.75%, 4/15/31, Callable 1/15/31 @ 100	65,634
98,000	Corporate Office Properties, LP, 2.25%, 3/15/26, Callable 2/15/26 @ 100	98,955
35,000	Corrections Corp. of America, 4.63%, 5/1/23, Callable 2/1/23 @ 100^	35,525
65,000	CTR Partnership LP / CareTrust Capital Corp., 3.88%, 6/30/28, Callable 3/30/28 @ 100(b)	66,864
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	154,897
55,000	Geo Group, Inc. (The), 5.88%, 10/15/24, Callable 2/7/22 @ 100.98	48,125
170,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/27, Callable 9/15/27 @ 100(b)	166,045
102,000	Healthcare Trust of America Holdings LP, 3.50%, 8/1/26, Callable 5/1/26 @ 100	108,674
98,000	Healthcare Trust of America Holdings LP, 3.10%, 2/15/30, Callable 11/15/29 @ 100	101,672
615,000	Hudson Pacific Properties LP, 4.65%, 4/1/29, Callable 1/1/29 @ 100	698,095
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	141,948
40,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100(b)	42,600
169,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	175,306

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	$134,158
281,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	300,617
1,931,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	2,116,876
435,000	Omega Healthcare Investors, Inc., 3.63%, 10/1/29, Callable 7/1/29 @ 100	451,629
194,000	Omega Healthcare Investors, Inc., 3.38%, 2/1/31, Callable 11/1/30 @ 100	195,386
78,000	Piedmont Operating Partnership, LP, 2.75%, 4/1/32, Callable 1/1/32 @ 100	76,543
35,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	35,498
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	71,785
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	109,283
22,000	Retail Properties of America, Inc., 4.75%, 9/15/30, Callable 6/15/30 @ 100	24,322
498,000	Sabra Health Care, LP, 3.20%, 12/1/31, Callable 9/1/31 @ 100	486,430
458,000	SBA Tower Trust, 2.84%, 1/15/25, Callable 1/15/24 @ 100(b)	471,183
146,000	SBA Tower Trust, 1.88%, 7/15/50, Callable 1/15/25 @ 100(b)	146,243
111,000	SBA Tower Trust, 2.33%, 7/15/52, Callable 7/15/26 @ 100(b)	112,793
65,000	Service Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	63,035
55,000	Service Properties Trust, 5.50%, 12/15/27, Callable 9/15/27 @ 100	56,515
60,000	Service Properties Trust, 4.95%, 10/1/29, Callable 7/1/29 @ 100	57,148
125,000	Service Properties Trust, 4.38%, 2/15/30, Callable 8/15/29 @ 100	115,302
147,000	STORE Capital Corp., 4.63%, 3/15/29, Callable 12/15/28 @ 100	165,331
112,000	STORE Capital Corp., 2.75%, 11/18/30, Callable 8/18/30 @ 100	111,839
232,000	Sun Communities Operating LP, 2.70%, 7/15/31, Callable 4/15/31 @ 100	231,594
87,000	Sun Communities Operating, LP, 2.30%, 11/1/28, Callable 9/1/28 @ 100	86,636
387,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	398,468
237,000	Tanger Properties LP, 2.75%, 9/1/31, Callable 6/1/31 @ 100	226,134
95,000	The Geo Group, Inc., 6.00%, 4/15/26, Callable 2/7/22 @ 103^	76,475
300,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, 2/15/25, Callable 2/15/22 @ 103.94(b)	313,125
160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30, Callable 1/15/25 @ 103(b)	154,000
199,000	Ventas Realty LP, 4.00%, 3/1/28, Callable 12/1/27 @ 100	220,279

See accompanying notes to the financial statements.

12

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$569,000	Ventas Realty LP, 3.00%, 1/15/30, Callable 10/15/29 @ 100	$590,255
631,000	Ventas Realty LP, 4.75%, 11/15/30, Callable 8/15/30 @ 100	737,280
135,000	Vici Properties, 4.63%, 12/1/29, Callable 12/1/24 @ 102.31(b)	143,269
103,000	Vornado Realty LP, 2.15%, 6/1/26, Callable 5/1/26 @ 100	103,108
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	67,916
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	867,683
101,000	WP Carey, Inc., 3.85%, 7/15/29, Callable 4/15/29 @ 100	111,517

		13,549,206

Financial Services (0.0%†):
60,000	Cobra AcquisitionCo LLC, 6.38%, 11/1/29, Callable 11/1/24 @ 103.25(b)	59,400
30,000	Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/29, Callable 11/15/24 @ 102.25(b)	30,375

		89,775

Food & Staples Retailing (0.3%):
35,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.63%, 1/15/27, Callable 1/15/23 @ 103.47(b)	36,837
80,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 3.50%, 3/15/29, Callable 9/15/23 @ 101.75(b)	80,100
240,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.88%, 2/15/30, Callable 2/15/25 @ 103.66(b)	259,200
165,000	Performance Food Group, Inc., 6.88%, 5/1/25, Callable 5/1/22 @ 103.44^(b)	172,838
125,000	Performance Food Group, Inc., 5.50%, 10/15/27, Callable 10/15/22 @ 102.75(b)	130,469
30,000	Performance Food Group, Inc., 4.25%, 8/1/29, Callable 8/1/24 @ 102.13(b)	29,625
140,000	Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	174,938
210,000	Sysco Corp., 6.60%, 4/1/50, Callable 10/1/49 @ 100	327,272
65,000	United Natural Foods, Inc., 6.75%, 10/15/28, Callable 10/15/23 @ 103.38(b)	69,550
90,000	US Foods, Inc., 4.75%, 2/15/29, Callable 2/15/24 @ 102.38(b)	91,463
25,000	US Foods, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	25,250

		1,397,542

Food Products (0.7%):
170,000	C&S Group Enterprises LLC, 5.00%, 12/15/28, Callable 12/15/23 @ 102.5(b)	160,225
555,000	JBS Finance Luxembourg Sarl, 2.50%, 1/15/27, Callable 12/15/26 @ 100^(b)	551,688
50,000	JBS Finance Luxembourg Sarl, 3.63%, 1/15/32, Callable 1/15/27 @ 101.81(b)	50,313

Principal Amount		Value
Corporate Bonds, continued
Food Products, continued
$290,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(b)	$315,012
65,000	JBS USA LUX SA / JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38(b)	70,200
545,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(b)	599,500
510,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.00%, 5/15/32, Callable 2/15/32 @ 100(b)	505,538
101,000	Kraft Heinz Foods Co., 5.00%, 7/15/35, Callable 1/15/35 @ 100	123,669
20,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	23,555
65,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 4/1/49 @ 100	81,561
135,000	Pilgrim’s Pride Corp., 4.25%, 4/15/31, Callable 4/15/26 @ 102.13(b)	141,750
55,000	Post Holdings, Inc., 5.63%, 1/15/28, Callable 12/1/22 @ 102.81(b)	58,231
165,000	Post Holdings, Inc., 4.50%, 9/15/31, Callable 9/15/26 @ 102.25(b)	163,762
95,000	TreeHouse Foods, Inc., 4.00%, 9/1/28, Callable 9/1/23 @ 102	91,200

		2,936,204

Health Care Equipment & Supplies (0.0%†):
140,000	Hologic, Inc., 3.25%, 2/15/29, Callable 9/28/23 @ 101.63(b)	140,000

Health Care Providers & Servic (0.0%†):
75,000	Molina Healthcare, Inc., 3.88%, 5/15/32, Callable 2/15/32 @ 100(b)	75,375
65,000	Tenet Healthcare Corp., 4.38%, 1/15/30, Callable 12/1/24 @ 102.19(b)	65,650

		141,025

Health Care Providers & Services (1.4%):
65,000	AHP Health Partners, Inc., 5.75%, 7/15/29, Callable 7/15/24 @ 102.88(b)	63,863
15,000	Cano Health LLC, 6.25%, 10/1/28, Callable 10/1/24 @ 103.13(b)	14,887
405,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	422,212
600,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	592,500
985,000	Centene Corp., 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	1,058,875
360,000	Centene Corp., 3.38%, 2/15/30, Callable 2/15/25 @ 101.69	368,100
245,000	Centene Corp., 2.63%, 8/1/31, Callable 5/1/31 @ 100	240,100
100,000	CHS/Community Health Systems, Inc., 5.63%, 3/15/27, Callable 12/15/23 @ 102.81(b)	105,500
100,000	CHS/Community Health Systems, Inc., 6.00%, 1/15/29, Callable 1/15/24 @ 103(b)	106,875
95,000	CHS/Community Health Systems, Inc., 6.13%, 4/1/30, Callable 4/1/25 @ 103.06(b)	94,288

See accompanying notes to the financial statements.

13

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$70,000	CHS/Community Health Systems, Inc., 4.75%, 2/15/31, Callable 2/15/26 @ 102.38(b)	$70,525
526,000	Cigna Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100	597,515
315,000	Community Health Systems, Inc., 8.00%, 3/15/26, Callable 3/15/22 @ 104(b)	330,356
114,000	CVS Health Corp., 3.63%, 4/1/27, Callable 2/1/27 @ 100	123,658
260,000	CVS Health Corp., 4.78%, 3/25/38, Callable 9/25/37 @ 100	317,082
310,000	DaVita, Inc., 4.63%, 6/1/30, Callable 6/1/25 @ 102.31(b)	317,362
30,000	HCA, Inc., 4.75%, 5/1/23	31,425
235,000	HCA, Inc., 5.38%, 2/1/25	257,325
260,000	HCA, Inc., 3.50%, 9/1/30, Callable 3/1/30 @ 100	273,650
25,000	HealthEquity, Inc., 4.50%, 10/1/29, Callable 10/1/24 @ 102.25(b)	24,750
60,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(b)	62,025
40,000	Owens & Minor, Inc., 4.50%, 3/31/29, Callable 3/31/24 @ 102.25(b)	41,000
160,000	Radiology Partners, Inc., 9.25%, 2/1/28, Callable 2/1/23 @ 104.63(b)	165,800
215,000	Tenet Healthcare Corp., 6.25%, 2/1/27, Callable 2/7/22 @ 103.13(b)	221,987
195,000	Tenet Healthcare Corp., 6.13%, 10/1/28, Callable 10/1/23 @ 103.06(b)	205,238
110,000	Tenet Healthcare Corp., 4.25%, 6/1/29, Callable 6/1/24 @ 102.13(b)	111,375
181,000	Toledo Hospital (The), Series B, 5.33%, 11/15/28	203,723
20,000	Vizient, Inc., 6.25%, 5/15/27, Callable 5/15/22 @ 103.13(b)	20,875

		6,442,871

Hotels, Restaurants & Leisure (0.7%):
25,000	Affinity Gaming, 6.88%, 12/15/27, Callable 12/1/23 @ 103.44(b)	26,000
175,000	Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38	179,375
65,000	Caesars Entertainment, Inc., 4.63%, 10/15/29, Callable 10/15/24 @ 102.31(b)	65,244
130,000	Carnival Corp., 10.50%, 2/1/26, Callable 8/1/23 @ 105.25(b)	147,550
220,000	Carnival Corp., 7.63%, 3/1/26, Callable 3/1/24 @ 101.91(b)	229,350
55,000	Carrols Restaurant Group, Inc., 5.88%, 7/1/29, Callable 7/1/24 @ 102.94^(b)	49,225
280,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 8/15/22 @ 102.69(b)	140,000
100,000	Golden Entertainment, Inc., 7.63%, 4/15/26, Callable 4/15/22 @ 103.81(b)	104,500
240,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 2/4/22 @ 100(b)	239,700
55,000	Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29, Callable 6/1/24 @ 102.5(b)	56,375

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$70,000	Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88(b)	$72,538
55,000	Marriott Ownership Resorts, Inc., 4.50%, 6/15/29, Callable 6/15/24 @ 102.25(b)	55,206
126,000	McDonald’s Corp., 3.60%, 7/1/30, Callable 4/1/30 @ 100	139,420
250,000	MGM Resorts International, 5.75%, 6/15/25, Callable 3/15/25 @ 100^	269,062
60,000	NCL Corp., Ltd., 10.25%, 2/1/26, Callable 8/1/23 @ 105.13(b)	69,150
25,000	NCL Finance, Ltd., 6.13%, 3/15/28, Callable 12/15/27 @ 100(b)	24,750
30,000	Peninsula Pacific Entert, 8.50%, 11/15/27, Callable 11/15/23 @ 104.25(b)	32,588
35,000	Royal Caribbean Cruises, Ltd., 9.13%, 6/15/23, Callable 3/15/23 @ 100(b)	37,100
117,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25, Callable 6/1/22 @ 108.63(b)	130,894
140,000	Royal Caribbean Cruises, Ltd., 5.50%, 8/31/26, Callable 2/28/26 @ 100(b)	141,575
200,000	Station Casinos LLC, 4.50%, 2/15/28, Callable 2/15/23 @ 102.25(b)	201,000
100,000	Viking Cruises, Ltd., 13.00%, 5/15/25, Callable 5/15/22 @ 109.75(b)	112,750
100,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100(b)	103,500
150,000	Wynn Las Vegas LLC, 5.25%, 5/15/27, Callable 2/15/27 @ 100^(b)	153,375
135,000	Yum! Brands, Inc., 4.63%, 1/31/32, Callable 10/1/26 @ 102.31	142,931

		2,923,158

Household Durables (0.2%):
30,000	Ambience Merger Sub, Inc., 4.88%, 7/15/28, Callable 7/15/23 @ 102.44(b)	29,587
35,000	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.63%, 4/1/30, Callable 4/1/25 @ 102.31(b)	34,738
65,000	Century Communities, Inc., 3.88%, 8/15/29, Callable 2/15/29 @ 100(b)	65,650
90,000	LBM Acquisition LLC, 6.25%, 1/15/29, Callable 1/15/24 @ 103.13(b)	89,550
15,000	Newell Brands, Inc., 5.38%, 4/1/36, Callable 10/1/35 @ 100	18,375
40,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 4/30/27, Callable 10/15/23 @ 102.38(b)	39,500
25,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103^(b)	24,500
195,000	Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38(b)	214,500
60,000	Tempur Sealy International, Inc., 3.88%, 10/15/31, Callable 10/15/26 @ 101.94(b)	59,850
120,000	TopBuild Corp., 4.13%, 2/15/32, Callable 10/15/26 @ 102.06(b)	122,850

		699,100

See accompanying notes to the financial statements.

14

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Household Products (0.0%†):
$80,000	Central Garden & Pet Co., 4.13%, 4/30/31, Callable 4/30/26 @ 102.06(b)	$80,300

Independent Power and Renewable Electricity Producers (0.3%):
528,000	AES Corp. (The), 3.30%, 7/15/25, Callable 6/15/25 @ 100(b)	549,148
461,000	AES Corp. (The), 3.95%, 7/15/30, Callable 4/15/30 @ 100(b)	488,186
45,000	Clearway Energy Operating LLC, 4.75%, 3/15/28, Callable 3/15/23 @ 103.56(b)	47,475
140,000	NRG Energy, Inc., 5.75%, 1/15/28, Callable 1/15/23 @ 102.88	147,350
50,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 8/15/28, Callable 8/15/23 @ 103.38(b)	51,875
40,000	Sunnova Energy Corp., 5.88%, 9/1/26, Callable 9/1/23 @ 102.94^(b)	40,600
40,000	TerraForm Power Operating LLC, 5.00%, 1/31/28, Callable 7/31/27 @ 100(b)	42,500

		1,367,134

Industrial Conglomerates (0.2%):
205,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13	213,200
510,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	522,750

		735,950

Industrial Services (0.0%†):
85,000	Railworks Holdings LP/Railworks Rally, Inc., 8.25%, 11/15/28, Callable 11/15/24 @ 104.13(b)	87,550

Insurance (1.2%):
900,000	American International Group, Inc., 2.50%, 6/30/25, Callable 5/30/25 @ 100	927,475
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,293,384
35,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(b)	35,438
55,000	AssuredPartners, Inc., 5.63%, 1/15/29, Callable 12/15/23 @ 102.81(b)	53,487
586,000	Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100(b)	606,510
55,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/18/22 @ 103.5(b)	56,444
50,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(b)	51,125
40,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(b)	41,776
140,000	Liberty Mutual Group, Inc., 4.57%, 2/1/29(b)	161,192
651,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	831,905
463,000	Unum Group, 3.88%, 11/5/25	497,844
349,000	Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	385,767
260,000	USI, Inc., 6.88%, 5/1/25, Callable 2/7/22 @ 101.72(b)	262,275

		5,204,622

Principal Amount		Value
Corporate Bonds, continued
Interactive Media & Services (0.1%):
$85,000	Match Group Holdings II LLC, 3.63%, 10/1/31, Callable 10/1/26 @ 101.81(b)	$82,450
40,000	Match Group, Inc., 4.13%, 8/1/30, Callable 5/1/25 @ 102.06(b)	40,450
205,000	Rackspace Technology Global, Inc., 3.50%, 2/15/28, Callable 2/15/24 @ 101.75(b)	194,750

		317,650

IT Services (0.2%):
40,000	Arches Buyer, Inc., 4.25%, 6/1/28, Callable 12/1/23 @ 102.13(b)	39,900
15,000	Arches Buyer, Inc., 6.13%, 12/1/28, Callable 12/1/23 @ 103.06(b)	15,037
175,000	Black Knight Infoserv LLC, 3.63%, 9/1/28, Callable 9/1/23 @ 101.81(b)	174,563
20,000	Booz Allen Hamilton, Inc., 4.00%, 7/1/29, Callable 7/1/24 @ 102(b)	20,700
215,000	Colt Merger Sub, Inc., 8.13%, 7/1/27, Callable 7/1/23 @ 104.06(b)	237,575
100,000	Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25(b)	104,500
65,000	Gartner, Inc., 3.75%, 10/1/30, Callable 10/1/25 @ 101.88(b)	65,975
55,000	Square, Inc., 2.75%, 6/1/26, Callable 5/1/26 @ 100(b)	55,275
55,000	Square, Inc., 3.50%, 6/1/31, Callable 3/1/31 @ 100(b)	56,650
50,000	Twilio, Inc., 3.63%, 3/15/29, Callable 3/15/24 @ 101.81	50,500
50,000	Twilio, Inc., 3.88%, 3/15/31, Callable 3/15/26 @ 101.94	50,500

		871,175

Leisure Products (0.1%):
311,000	Hasbro, Inc., 3.00%, 11/19/24, Callable 10/19/24 @ 100	323,600
5,000	Mattel, Inc., 5.88%, 12/15/27, Callable 12/15/22 @ 104.41(b)	5,369
10,000	Mattel, Inc., 5.45%, 11/1/41, Callable 5/1/41 @ 100	11,900

		340,869

Life Sciences Tools & Services (0.1%):
195,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(b)	204,263
20,000	Charles River Laboratories International, Inc., 4.25%, 5/1/28, Callable 5/1/23 @ 102.13(b)	20,825
45,000	Charles River Laboratories International, Inc., 3.75%, 3/15/29, Callable 3/15/24 @ 101.88(b)	45,562

		270,650

Machinery (0.1%):
80,000	GrafTech Finance, Inc., 4.63%, 12/15/28, Callable 12/15/23 @ 102.31(b)	81,100
75,000	ITT Holdings LLC, 6.50%, 8/1/29, Callable 8/1/24 @ 103.25(b)	74,062
40,000	Madison IAQ LLC, 4.13%, 6/30/28, Callable 6/30/24 @ 102.06(b)	40,050

See accompanying notes to the financial statements.

15

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Machinery, continued
$65,000	Madison IAQ LLC, 5.88%, 6/30/29, Callable 6/30/24 @ 102.94(b)	$64,919
60,000	Mueller Water Products, Inc., 4.00%, 6/15/29, Callable 6/15/24 @ 102(b)	60,750

		320,881

Media (1.6%):
100,000	Allen Media LLC / Allen Media Co-Issuer, Inc., 10.50%, 2/15/28, Callable 2/15/23 @ 113(b)	104,875
35,000	Austin BidCo, Inc., 7.13%, 12/15/28, Callable 12/15/23 @ 103.56(b)	36,137
30,000	Cablevision Lightpath LLC, 3.88%, 9/15/27, Callable 9/15/23 @ 101.94(b)	29,100
25,000	Cablevision Lightpath LLC, 5.63%, 9/15/28, Callable 9/15/23 @ 102.81(b)	24,625
105,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(b)	109,200
95,000	CCO Holdings LLC, 4.50%, 8/15/30, Callable 2/15/25 @ 102.25(b)	97,375
395,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 3/1/30, Callable 9/1/24 @ 102.38(b)	411,787
155,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 5/1/32, Callable 5/1/26 @ 102.25	159,456
105,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 6/1/33, Callable 6/1/27 @ 102.25(b)	106,969
440,000	CSC Holdings LLC, 5.75%, 1/15/30, Callable 1/15/25 @ 102.88(b)	438,350
130,000	CSC Holdings LLC, 4.13%, 12/1/30, Callable 12/1/25 @ 102.06(b)	126,913
215,000	Discovery Communications LLC, 3.63%, 5/15/30, Callable 2/15/30 @ 100^	229,913
580,000	Discovery Communications LLC, 4.65%, 5/15/50, Callable 11/15/49 @ 100	676,558
230,000	DISH DBS Corp., 7.75%, 7/1/26	242,650
103,000	Fox Corp., 4.03%, 1/25/24, Callable 12/25/23 @ 100	108,827
149,000	Fox Corp., 4.71%, 1/25/29, Callable 10/25/28 @ 100	170,137
147,000	Fox Corp., 5.48%, 1/25/39, Callable 7/25/38 @ 100	189,403
65,000	Gray Television, Inc., 4.75%, 10/15/30, Callable 10/15/25 @ 102.38(b)	64,675
165,000	Radiate Holdco LLC/Radiate Finance, Inc., 4.50%, 9/15/26, Callable 9/15/23 @ 102.25(b)	166,237
200,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, 9/15/28, Callable 9/15/23 @ 102.25(b)	200,000
45,000	Sirius XM Radio, Inc., 3.13%, 9/1/26, Callable 9/1/23 @ 101.56(b)	44,887
105,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 8/1/22 @ 102.5(b)	108,806
45,000	Sirius XM Radio, Inc., 5.50%, 7/1/29, Callable 7/1/24 @ 102.75(b)	48,487
40,000	Sirius XM Radio, Inc., 4.13%, 7/1/30, Callable 7/1/25 @ 102.06(b)	40,100
85,000	Sirius XM Radio, Inc., 3.88%, 9/1/31, Callable 9/1/26 @ 101.94(b)	83,194
140,000	TEGNA, Inc., 4.75%, 3/15/26, Callable 3/15/23 @ 102.38(b)	145,950

Principal Amount		Value
Corporate Bonds, continued
Media, continued
$80,000	Terrier Media Buyer, Inc., 8.88%, 12/15/27, Callable 12/15/22 @ 104.44(b)	$86,400
359,000	Time Warner Cable, Inc., 6.55%, 5/1/37	472,549
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	589,759
1,100,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,492,157
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	124,025
55,000	Univision Communications, Inc., 6.63%, 6/1/27, Callable 6/1/23 @ 103.31(b)	59,125
65,000	Univision Communications, Inc., 4.50%, 5/1/29, Callable 5/1/24 @ 102.25(b)	65,650

		7,054,276

Metals & Mining (0.2%):
70,000	Alcoa Nederland Holding BV, 4.13%, 3/31/29, Callable 3/31/24 @ 102.06(b)	72,275
265,000	Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	276,594
30,000	Allegheny Technologies, Inc., 4.88%, 10/1/29, Callable 10/1/24 @ 102.44	30,030
20,000	Allegheny Technologies, Inc., 5.13%, 10/1/31, Callable 10/1/26 @ 102.56^	20,075
70,000	Cleveland-Cliffs, Inc., 4.63%, 3/1/29, Callable 3/1/24 @ 102.31^(b)	71,925
70,000	Cleveland-Cliffs, Inc., 4.88%, 3/1/31, Callable 3/1/26 @ 102.44^(b)	72,712
185,000	Kaiser Aluminun Corp., 4.63%, 3/1/28, Callable 3/1/23 @ 102.31(b)	186,850
55,000	Novelis Corp., 3.88%, 8/15/31, Callable 8/15/26 @ 101.94(b)	54,725

		785,186

Mortgage Real Estate Investment Trusts (0.0%†):
55,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp, 4.75%, 6/15/29, Callable 6/15/24 @ 102.38(b)	56,238
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100	68,087

		124,325

Multi-Utilities (0.1%):
207,000	Puget Energy, Inc., 4.10%, 6/15/30, Callable 3/15/30 @ 100	224,391
110,000	Sempra Energy, 6.00%, 10/15/39	152,010

		376,401

Oil, Gas & Consumable Fuels (4.4%):
170,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 2/7/22 @ 102.5^	172,975
130,000	Apache Corp., 4.63%, 11/15/25, Callable 8/15/25 @ 100	139,100
55,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	62,219
25,000	Apache Corp., 7.38%, 8/15/47	31,229
70,000	Cheniere Energy Partners LP, 4.00%, 3/1/31, Callable 3/1/26 @ 102	73,850
55,000	Cheniere Energy Partners, LP, 3.25%, 1/31/32, Callable 1/31/27 @ 101.63(b)	55,413

See accompanying notes to the financial statements.

16

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$361,000	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.13%, 4/1/25, Callable 3/1/25 @ 100(b)	$400,858
145,000	CITGO Petroleum Corp., 6.38%, 6/15/26, Callable 6/15/23 @ 103.19(b)	147,175
25,000	Cnx Midstream Partners, LP, 4.75%, 4/15/30, Callable 4/15/25 @ 102.38(b)	24,937
30,000	CNX Resources Corp., 6.00%, 1/15/29, Callable 1/15/24 @ 104.5(b)	31,200
30,000	Colgate Energy Partners III LLC, 5.88%, 7/1/29, Callable 7/1/24 @ 102.94(b)	30,975
71,000	Comstock Resources, Inc., 7.50%, 5/15/25, Callable 2/7/22 @ 103.75(b)	73,307
80,000	Comstock Resources, Inc., 6.75%, 3/1/29, Callable 3/1/24 @ 103.38(b)	86,600
40,000	Comstock Resources, Inc., 5.88%, 1/15/30, Callable 1/15/25 @ 102.94(b)	41,150
195,000	Continental Resources, Inc., 5.75%, 1/15/31, Callable 7/15/30 @ 100(b)	229,369
167,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 2/7/22 @ 102.88	170,757
305,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 2/1/29, Callable 2/1/24 @ 103(b)	315,675
230,000	CVR Energy, Inc., 5.25%, 2/15/25, Callable 2/15/22 @ 102.63(b)	223,675
25,000	CVR Energy, Inc., 5.75%, 2/15/28, Callable 2/15/23 @ 102.88^(b)	24,312
163,000	DCP Midstream Operating LP, 3.88%, 3/15/23, Callable 12/15/22 @ 100	167,075
105,000	DCP Midstream Operating LP, 5.38%, 7/15/25, Callable 4/15/25 @ 100	114,712
160,000	DCP Midstream Operating LP, 5.63%, 7/15/27, Callable 4/15/27 @ 100	181,600
750,000	DCP Midstream Operating LP, 5.85% (US0003M+385 bps), 5/21/43, Callable 5/21/23 @ 100(b)	727,500
185,000	DCP Midstream Operating LP, 5.60%, 4/1/44, Callable 10/1/43 @ 100	225,700
35,000	Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.13%, 6/1/28, Callable 6/1/24 @ 103.56(b)	36,487
43,000	Devon Energy Corp., 5.25%, 10/15/27, Callable 10/15/22 @ 102.63	45,363
55,000	DT Midstream, Inc., 4.13%, 6/15/29, Callable 6/15/24 @ 102.06(b)	56,512
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	129,544
30,000	Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31(b)	31,725
110,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(b)	116,325
350,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	394,625

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$167,000	Energy Transfer LP, 5.25%, 4/15/29, Callable 1/15/29 @ 100	$191,841
360,000	Energy Transfer LP, 5.00%, 5/15/50, Callable 11/15/49 @ 100	414,900
81,000	Energy Transfer Operating LP, 4.25%, 3/15/23, Callable 12/15/22 @ 100	83,329
103,000	Energy Transfer Operating LP, 4.50%, 4/15/24, Callable 3/15/24 @ 100	109,309
161,000	Energy Transfer Operating LP, 3.75%, 5/15/30, Callable 2/15/30 @ 100	170,660
115,000	Energy Transfer Operating LP, 6.25%, 4/15/49, Callable 10/15/48 @ 100	149,644
103,000	Energy Transfer Partners LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	107,378
195,000	Energy Transfer Partners LP, 5.80%, 6/15/38, Callable 12/15/37 @ 100	235,706
127,000	Energy Transfer Partners LP, 6.00%, 6/15/48, Callable 12/15/47 @ 100	158,750
135,000	EnLink Midstream LLC, 5.63%, 1/15/28, Callable 7/15/27 @ 100(b)	140,231
80,000	EQM Midstream Partners LP, 6.50%, 7/1/27, Callable 1/1/27 @ 100(b)	89,600
70,000	EQM Midstream Partners LP, 4.50%, 1/15/29, Callable 7/15/28 @ 100(b)	72,450
115,000	EQT Corp., 3.90%, 10/1/27, Callable 7/1/27 @ 100	122,475
45,000	EQT Corp., 5.00%, 1/15/29, Callable 7/15/28 @ 100	49,837
311,000	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	338,990
109,000	Hess Corp., 7.30%, 8/15/31	145,106
78,000	Hess Corp., 7.13%, 3/15/33	104,228
847,000	Hess Corp., 5.60%, 2/15/41	1,040,751
302,000	Hess Corp., 5.80%, 4/1/47, Callable 10/1/46 @ 100	388,070
190,000	Hess Midstream Operations LP, 5.63%, 2/15/26, Callable 2/7/22 @ 104.22(b)	195,700
35,000	Hess Midstream Operations, LP, 4.25%, 2/15/30, Callable 2/15/25 @ 102.13(b)	34,913
150,000	Kinder Morgan Energy Partners LP, 3.45%, 2/15/23, Callable 11/15/22 @ 100	153,375
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	85,290
55,000	Leeward Renewable Energy Operations LLC, 4.25%, 7/1/29, Callable 7/1/24 @ 102.13(b)	55,481
172,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	179,095
242,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	262,570
70,000	MPLX LP, 5.50%, 2/15/49, Callable 8/15/48 @ 100	89,075
150,000	Murphy Oil Corp., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94	156,000
135,000	NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26, Callable 2/1/23 @ 103.75(b)	139,050
609,000	Occidental Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	675,990
47,000	Occidental Petroleum Corp., 3.20%, 8/15/26, Callable 6/15/26 @ 100	48,234
267,000	Occidental Petroleum Corp., 3.50%, 8/15/29, Callable 5/15/29 @ 100	273,008
85,000	Occidental Petroleum Corp., 8.88%, 7/15/30, Callable 1/15/30 @ 100	114,750
1,047,000	Occidental Petroleum Corp., 7.50%, 5/1/31	1,372,879

See accompanying notes to the financial statements.

17

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$25,000	Occidental Petroleum Corp., 7.88%, 9/15/31	$33,500
422,000	Occidental Petroleum Corp., 6.45%, 9/15/36	538,050
62,000	Occidental Petroleum Corp., 4.30%, 8/15/39, Callable 2/15/39 @ 100	61,457
40,000	Occidental Petroleum Corp., 6.20%, 3/15/40	49,050
712,000	Occidental Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	927,380
120,000	Occidental Petroleum Corp., 4.40%, 4/15/46, Callable 10/15/45 @ 100	123,000
165,000	Occidental Petroleum Corp., 4.10%, 2/15/47, Callable 8/15/46 @ 100	161,700
80,000	Occidental Petroleum Corp., 4.20%, 3/15/48, Callable 9/15/47 @ 100	79,400
117,000	Occidental Petroleum Corp., 4.40%, 8/15/49, Callable 2/15/49 @ 100	118,316
235,000	PBF Holding Co. LLC / PBF Finance Corp., 9.25%, 5/15/25, Callable 5/15/22 @ 104.63^(b)	223,250
120,000	PBF Holding Co. LLC / PBF Finance Corp., 6.00%, 2/15/28, Callable 2/15/23 @ 103	77,100
35,000	PDC Energy, Inc., 5.75%, 5/15/26, Callable 2/7/22 @ 104.31	36,225
30,000	Phillips 66, 3.70%, 4/6/23	31,013
39,000	Phillips 66, 3.85%, 4/9/25, Callable 3/9/25 @ 100	41,835
110,000	Plains All Amer Pipeline, 3.60%, 11/1/24, Callable 8/1/24 @ 100	115,036
110,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	113,850
493,000	Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100	556,474
408,000	Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/18/22 @ 101.81(a)(e)	—
20,000	SM Energy Co., 5.63%, 6/1/25, Callable 2/7/22 @ 101.88	20,150
75,000	SM Energy Co., 6.75%, 9/15/26, Callable 2/7/22 @ 103.38^	76,875
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100^(b)	355,051
55,000	Southwestern Energy Co., 4.75%, 2/1/32, Callable 2/1/27 @ 102.38	57,888
5,000	Sunoco LP/Sunoco Finance Corp., 6.00%, 4/15/27, Callable 4/15/22 @ 103	5,200
95,000	Sunoco LP/Sunoco Finance Corp., 5.88%, 3/15/28, Callable 3/15/23 @ 102.94	100,463
165,000	Sunoco, LP / Sunoco Finance Corp., 4.50%, 5/15/29, Callable 5/15/24 @ 102.25	166,650
135,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.00%, 12/31/30, Callable 12/31/25 @ 103(b)	135,000
195,000	Targa Resources Partners LP, 5.38%, 2/1/27, Callable 2/7/22 @ 102.69	200,850
30,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75	32,775
185,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.88%, 2/1/31, Callable 2/1/26 @ 102.44	200,494

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$70,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.00%, 1/15/32, Callable 7/15/26 @ 102(b)	$73,150
200,000	Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69(b)	207,000
62,000	Western Gas Partners LP, 3.95%, 6/1/25, Callable 3/1/25 @ 100	64,790
205,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	222,425
900,000	Western Gas Partners LP, 4.50%, 3/1/28, Callable 12/1/27 @ 100	981,000
101,000	Western Gas Partners LP, 4.75%, 8/15/28, Callable 5/15/28 @ 100	111,731
205,000	Western Midstream Operating LP, 5.30%, 2/1/30, Callable 11/1/29 @ 100	225,500
242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	254,951
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	449,887

		19,739,075

Paper & Forest Products (0.0%†):
45,000	Glatfelter Corp., 4.75%, 11/15/29, Callable 11/1/24 @ 102.38(b)	46,406
70,000	Mercer International, Inc., 5.13%, 2/1/29, Callable 2/1/24 @ 102.56	71,400

		117,806

Pharmaceuticals (0.4%):
150,000	Bausch Health Cos, Inc., 5.25%, 1/30/30, Callable 1/30/25 @ 102.63(b)	132,000
170,000	Catalent Pharma Solutions, Inc., 3.13%, 2/15/29, Callable 2/15/24 @ 101.56(b)	165,112
50,000	Catalent Pharma Solutions, Inc., 3.50%, 4/1/30, Callable 4/1/25 @ 101.75(b)	49,250
275,000	Elanco Animal Health, Inc., 5.27%, 8/28/23, Callable 7/28/23 @ 100	291,303
116,000	Elanco Animal Health, Inc., 5.90%, 8/28/28, Callable 5/28/28 @ 100	135,430
45,000	Jazz Securities DAC, 4.38%, 1/15/29, Callable 7/15/24 @ 102.19(b)	46,350
40,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 4.13%, 4/30/28, Callable 4/30/24 @ 102.06(b)	40,750
75,000	Organon & Co. / Organon Foreign Debt Co-Issuer BV, 5.13%, 4/30/31, Callable 4/30/26 @ 102.56(b)	78,188
187,000	Viatris, Inc., 1.13%, 6/22/22	187,362
60,000	Viatris, Inc., 1.65%, 6/22/25, Callable 5/22/25 @ 100	59,693
305,000	Viatris, Inc., 2.70%, 6/22/30, Callable 3/22/30 @ 100	305,468
133,000	Viatris, Inc., 3.85%, 6/22/40, Callable 12/22/39 @ 100	141,673

		1,632,579

Professional Services (0.0%†):
60,000	Asgn, Inc., 4.63%, 5/15/28, Callable 5/15/23 @ 102.31(b)	62,100

See accompanying notes to the financial statements.

18

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Professional Services, continued
$125,000	Nielsen Finance LLC/Nielsen Finance Co., 5.88%, 10/1/30, Callable 10/1/25 @ 102.94(b)	$131,094

		193,194

Real Estate Management & Development (0.2%):
301,000	CBRE Services, Inc., 2.50%, 4/1/31, Callable 1/1/31 @ 100	302,032
85,000	Kennedy-Wilson, Inc., 4.75%, 2/1/30, Callable 9/1/24 @ 102.38	86,063
70,000	Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 1/15/29, Callable 1/15/24 @ 102.88(b)	71,750
275,000	TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(b)	288,750

		748,595

Road & Rail (0.0%†):
60,000	Uber Technologies, Inc., 4.50%, 8/15/29, Callable 8/15/24 @ 102.25(b)	61,200

Semiconductors & Semiconductor Equipment (0.7%):
92,000	Broadcom, Inc., 1.95%, 2/15/28, Callable 12/15/27 @ 100(b)	90,513
899,000	Broadcom, Inc., 2.45%, 2/15/31, Callable 11/15/30 @ 100(b)	878,790
797,000	Broadcom, Inc., 2.60%, 2/15/33, Callable 11/15/32 @ 100(b)	775,251
633,000	Broadcom, Inc., 3.50%, 2/15/41, Callable 8/15/40 @ 100(b)	646,984
297,000	Broadcom, Inc., 3.75%, 2/15/51, Callable 8/15/50 @ 100(b)	310,064
135,000	Entegris, Inc., 3.63%, 5/1/29, Callable 5/1/24 @ 102.72(b)	136,350
75,000	ON Semiconductor Corp., 3.88%, 9/1/28, Callable 9/1/23 @ 101.94(b)	76,875

		2,914,827

Software (0.4%):
55,000	Acuris Finance Us Inc / Acuris Finance SARL, 5.00%, 5/1/28, Callable 5/1/24 @ 102.5(b)	54,725
60,000	Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56(b)	62,850
35,000	CDK Global, Inc., 5.25%, 5/15/29, Callable 5/15/24 @ 102.63(b)	36,925
40,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(b)	40,200
40,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44(b)	40,400
30,000	Elastic NV, 4.13%, 7/15/29, Callable 7/15/24 @ 102.06(b)	29,513
70,000	Fair Isaac Corp., 4.00%, 6/15/28, Callable 12/15/22 @ 102(b)	71,925
40,000	MicroStrategy, Inc., 6.13%, 6/15/28, Callable 6/15/24 @ 103.06^(b)	40,050
351,000	Oracle Corp., 1.65%, 3/25/26, Callable 2/25/26 @ 100	347,861
555,000	Oracle Corp., 2.30%, 3/25/28, Callable 1/25/28 @ 100	552,653

Principal Amount		Value
Corporate Bonds, continued
Software, continued
$690,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	$692,846

		1,969,948

Specialty Retail (0.3%):
35,000	Asbury Automotive Group, Inc., 4.63%, 11/15/29, Callable 11/15/24 @ 102.31(b)	35,613
40,000	Asbury Automotive Group, Inc., 5.00%, 2/15/32, Callable 11/15/26 @ 102.5(b)	41,200
47,000	AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	53,735
72,000	AutoZone, Inc., 3.63%, 4/15/25, Callable 3/15/25 @ 100	76,666
333,000	AutoZone, Inc., 4.00%, 4/15/30, Callable 1/15/30 @ 100	372,204
55,000	Carvana Co., 5.88%, 10/1/28, Callable 10/1/23 @ 104.41^(b)	55,000
30,000	Foot Locker, Inc., 4.00%, 10/1/29, Callable 10/1/24 @ 102(b)	29,812
55,000	Gap, Inc. (The), 3.88%, 10/1/31, Callable 10/1/26 @ 101.94(b)	54,244
220,000	L Brands, Inc., 6.63%, 10/1/30, Callable 10/1/25 @ 103.31(b)	249,700
240,000	Lowe’s Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	278,478
74,000	O’Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	83,621
30,000	Party City Holdings, Inc., 8.75%, 2/15/26, Callable 8/15/23 @ 104.38(b)	30,975
20,000	Rent-A-Center, Inc., 6.38%, 2/15/29, Callable 2/15/24 @ 103.19(b)	20,775
40,000	Victoria’s Secret & Co., 4.63%, 7/15/29, Callable 7/15/24 @ 102.31(b)	40,800

		1,422,823

Technology Hardware, Storage & Peripherals (0.2%):
106,000	Dell International LLC/EMC Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100	111,966
81,000	Dell International LLC/EMC Corp., 5.85%, 7/15/25, Callable 6/15/25 @ 100	91,928
129,000	Dell International LLC/EMC Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100	149,550
148,000	Dell International LLC/EMC Corp., 6.10%, 7/15/27, Callable 5/15/27 @ 100	177,195
128,000	Dell International LLC/EMC Corp., 6.20%, 7/15/30, Callable 4/15/30 @ 100	161,909

		692,548

Textiles, Apparel & Luxury Goo (0.0%†):
20,000	Kontoor Brands, Inc., 4.13%, 11/15/29, Callable 11/15/24 @ 102.06(b)	20,025

Textiles, Apparel & Luxury Goods (0.0%†):
60,000	Crocs, Inc., 4.13%, 8/15/31, Callable 8/15/26 @ 102.06(b)	58,200
70,000	Levi Strauss & Co., 3.50%, 3/1/31, Callable 3/1/26 @ 101.75(b)	71,225

See accompanying notes to the financial statements.

19

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Textiles, Apparel & Luxury Goods, continued
$105,000	Wolverine World Wide, Inc., 4.00%, 8/15/29, Callable 8/15/24 @ 102(b)	$101,062

		230,487

Tobacco (0.5%):
452,000	Altria Group, Inc., 4.25%, 8/9/42	456,647
302,000	Altria Group, Inc., 4.50%, 5/2/43	313,189
262,000	Altria Group, Inc., 5.38%, 1/31/44	304,832
108,000	Altria Group, Inc., 5.95%, 2/14/49, Callable 8/14/48 @ 100	135,323
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	212,936
600,000	Reynolds American, Inc., 7.25%, 6/15/37	798,550
70,000	Turning Point Brands, Inc., 5.63%, 2/15/26, Callable 2/15/23 @ 102.81(b)	70,175

		2,291,652

Trading Companies & Distributors (0.2%):
467,000	Air Lease Corp., 4.25%, 2/1/24, Callable 1/1/24 @ 100	496,931
393,000	Air Lease Corp., 3.38%, 7/1/25, Callable 6/1/25 @ 100	411,200
40,000	Foundation Building Materials, Inc., 6.00%, 3/1/29, Callable 3/1/24 @ 103(b)	39,300
45,000	SRS Distribution, Inc., 4.63%, 7/1/28, Callable 7/1/24 @ 102.31(b)	45,394
25,000	SRS Distribution, Inc., 6.13%, 7/1/29, Callable 7/1/24 @ 103.06^(b)	25,219
40,000	SRS Distribution, Inc., 6.00%, 12/1/29, Callable 12/1/24 @ 103(b)	40,200

		1,058,244

Wireless Telecommunication Services (0.6%):
445,000	Sprint Capital Corp., 8.75%, 3/15/32	669,725
300,000	Sprint Communications, Inc., 6.88%, 11/15/28	379,500
380,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	411,347
65,000	T-Mobile USA, Inc., 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	68,412
70,000	T-Mobile USA, Inc., 3.38%, 4/15/29, Callable 4/15/24 @ 101.69	71,478
630,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	688,496
82,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	93,332
161,000	T-Mobile USA, Inc., 4.50%, 4/15/50, Callable 10/15/49 @ 100	187,908

		2,570,198

Total Corporate Bonds (Cost $129,982,097)		138,568,742

Yankee Debt Obligations (10.7%):
Aerospace & Defense (0.1%):
15,000	Bombardier, Inc., 7.50%, 12/1/24, Callable 2/7/22 @ 103.75(b)	15,562
65,000	Bombardier, Inc., 7.50%, 3/15/25, Callable 2/7/22 @ 102.5(b)	66,219
80,000	Bombardier, Inc., 7.13%, 6/15/26, Callable 6/15/23 @ 103.56(b)	83,000

Principal Amount		Value
Yankee Debt Obligations, continued
Aerospace & Defense, continued
$170,000	Bombardier, Inc., 6.00%, 2/15/28, Callable 2/15/24 @ 103(b)	$170,425

		335,206

Banks (2.9%):
874,000	Barclays plc, 4.38%, 1/12/26	953,829
503,000	Barclays plc, 2.85% (US0003M+245 bps), 5/7/26, Callable 5/7/25 @ 100	517,907
580,000	Barclays plc, 5.09% (US0003M+305 bps), 6/20/30, Callable 6/20/29 @ 100	656,548
200,000	Commonwealth Bank of Australia, 3.61%, 9/12/34, Callable 9/12/29 @ 100(b)	209,269
791,000	Cooperatieve Rabobank UA, 4.38%, 8/4/25	858,017
205,000	HSBC Holdings plc, 4.25%, 3/14/24	216,427
200,000	Intesa Sanpaolo SpA, 5.02%, 6/26/24(b)	213,716
1,432,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	1,583,417
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	3,985,742
826,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	880,596
347,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	376,825
286,000	Royal Bank of Scotland Group plc, 3.07% (H15T1Y+255 bps), 5/22/28, Callable 5/22/27 @ 100	297,158
980,000	Societe Generale SA, 1.04% (H15T1Y+75 bps), 6/18/25, Callable 6/18/24 @ 100(b)	957,537
513,000	Societe Generale SA, 1.49% (H15T1Y+110 bps), 12/14/26, Callable 12/14/25 @ 100(b)	500,279
454,000	UniCredit SpA, 6.57%, 1/14/22(b)	454,689
289,000	Westpac Banking Corp., 4.11% (H15T5Y+200 bps), 7/24/34, Callable 7/24/29 @ 100	312,093

		12,974,049

Biotechnology (0.0%†):
200,000	Grifols Escrow Issuer SA, 4.75%, 10/15/28, Callable 10/15/24 @ 102.38(b)	204,250

Capital Markets (1.9%):
788,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(b)	803,068
602,000	Credit Suisse Group AG, 4.19% (SOFR+373 bps), 4/1/31, Callable 4/1/30 @ 100(b)	664,511
1,000,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	1,021,522
1,175,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	1,217,731
720,000	Credit Suisse Group Funding Guernsey, Ltd., 3.75%, 3/26/25	763,808
742,000	Deutsche Bank AG, 5.00%, 2/14/22	745,312
1,284,000	Deutsche Bank AG, 3.30%, 11/16/22	1,310,535
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25	1,554,587
314,000	UBS Group AG, 1.49% (H15T1Y+85 bps), 8/10/27, Callable 8/10/26 @ 100(b)	306,284

		8,387,358

Chemicals (0.1%):
25,000	Consolidated Energy Finance SA, 3.95% (US0003M+375 bps), 6/15/22, Callable 1/18/22 @ 100(b)	24,937
130,000	Consolidated Energy Finance SA, 6.50%, 5/15/26, Callable 1/18/22 @ 104.88(b)	132,600
195,000	Methanex Corp., 5.13%, 10/15/27, Callable 4/15/27 @ 100	205,238

See accompanying notes to the financial statements.

20

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Chemicals, continued
$95,000	Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	$100,225
55,000	SPCM SA, 3.13%, 3/15/27, Callable 3/15/24 @ 101.56(b)	55,138

		518,138

Containers & Packaging (0.1%):
25,000	Intelligent Packaging, Ltd. Finco Inc./Intelligent Packaging, Ltd. Co-Issuer LLC, 6.00%, 9/15/28, Callable 9/15/22 @ 103(b)	25,719
35,000	Intertape Polymer Group, Inc., 4.38%, 6/15/29, Callable 6/15/24 @ 102.19(b)	35,044
255,000	Trivium Packaging Finance BV, 5.50%, 8/15/26, Callable 8/15/22 @ 102.75(b)	266,156

		326,919

Diversified Consumer Services (0.1%):
48,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, 4.63%, 6/1/28, Callable 6/1/24 @ 102.31(b)	47,940
225,000	GEMS MENASA Cayman, Ltd., 7.13%, 7/31/26, Callable 7/31/22 @ 103.56(b)	231,187

		279,127

Diversified Financial Services (0.9%):
200,000	Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5(b)	194,000
610,000	Altice Financing SA, 5.75%, 8/15/29, Callable 8/15/24 @ 102.88(b)	600,850
725,000	C&W Senior Financing Dac, 6.88%, 9/15/27, Callable 9/15/22 @ 103.44(b)	754,906
2,052,000	Park Aerospace Holdings, 5.50%, 2/15/24(b)	2,198,205
305,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(b)	294,325

		4,042,286

Diversified Telecommunication Services (0.2%):
325,000	Altice France SA, 8.13%, 2/1/27, Callable 2/1/22 @ 106.09(b)	345,312
270,000	Altice France SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103(b)	257,850
185,000	Altice France SA, 5.13%, 1/15/29, Callable 9/15/23 @ 102.56(b)	179,219
80,000	Telecom Italia SpA, 6.00%, 9/30/34	84,200

		866,581

Energy Equipment & Services (0.0%†):
160,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/7/22 @ 105.16(b)	154,400

Hotels, Restaurants & Leisure (0.1%):
55,000	1011778 BC ULC New Red Finance, Inc., 5.75%, 4/15/25, Callable 4/15/22 @ 102.88(b)	57,063
210,000	1011778 BC ULC New Red Finance, Inc., 4.00%, 10/15/30, Callable 10/15/25 @ 102(b)	206,850
75,000	Melco Resorts Finance, Ltd., 5.75%, 7/21/28, Callable 7/21/23 @ 102.88(b)	74,062
65,000	Melco Resorts Finance, Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69(b)	63,131

		401,106

Principal Amount		Value
Yankee Debt Obligations, continued
Insurance (0.2%):
$465,000	AIA Group, Ltd., 3.38%, 4/7/30, Callable 1/7/30 @ 100(b)	$502,826
200,000	Swiss Re Finance Luxembourg SA, 5.00% (H15T5Y+358 bps), 4/2/49, Callable 4/2/29 @ 100(b)	224,066

		726,892

Marine (0.0%†):
85,000	Seaspan Corp., 5.50%, 8/1/29, Callable 8/1/24 @ 102.75(b)	85,850

Media (0.1%):
250,000	Ziggo BV, 5.50%, 1/15/27, Callable 1/18/22 @ 102.75(b)	256,250
120,000	Ziggo BV, 5.13%, 2/28/30, Callable 2/15/25 @ 102.56(b)	120,900

		377,150

Metals & Mining (0.1%):
170,000	First Quantum Minerals, Ltd., 6.88%, 3/1/26, Callable 1/18/22 @ 105.16(b)	176,588
55,000	First Quantum Minerals, Ltd., 6.88%, 10/15/27, Callable 10/15/23 @ 103.44(b)	59,194
5,000	FMG Resources Pty, Ltd., 4.50%, 9/15/27, Callable 6/15/27 @ 100(b)	5,312
105,000	Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24, Callable 2/7/22 @ 109(b)	108,150

		349,244

Multi-Utilities (0.1%):
525,000	InterGen NV, 7.00%, 6/30/23, Callable 2/7/22 @ 100(b)	518,438

Oil, Gas & Consumable Fuels (1.4%):
619,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100	675,484
115,000	eG Global Finance plc, 6.75%, 2/7/25, Callable 1/18/22 @ 103.38(b)	115,862
205,000	eG Global Finance plc, 8.50%, 10/30/25, Callable 2/7/22 @ 104.25(b)	212,688
223,000	Enbridge, Inc., 4.00%, 10/1/23, Callable 7/1/23 @ 100	232,713
235,000	Meg Energy Corp., 7.13%, 2/1/27, Callable 2/1/23 @ 103.56(b)	249,981
1,505,000	Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100	1,562,903
295,000	Petroleos Mexicanos, 6.70%, 2/16/32, Callable 11/16/31 @ 100(b)	297,213
2,762,000	Petroleos Mexicanos, 6.75%, 9/21/47	2,454,056
502,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	446,892
70,000	Teine Energy, Ltd., 6.88%, 4/15/29, Callable 4/15/24 @ 103.44(b)	71,400

		6,319,192

Pharmaceuticals (0.1%):
115,000	Bausch Health Cos., Inc., 5.50%, 11/1/25, Callable 2/7/22 @ 101.38(b)	116,438
162,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 2/7/22 @ 102.04(b)	164,835

		281,273

See accompanying notes to the financial statements.

21

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Software (0.0%†):
$95,000	Open Text Corp., 3.88%, 2/15/28, Callable 2/15/23 @ 101.94(b)	$96,781
115,000	Open Text Corp., 3.88%, 12/1/29, Callable 12/1/24 @ 101.94(b)	116,438

		213,219

Sovereign Bond (1.6%):
415,000	Abu Dhabi Government International Bond, 3.13%, 4/16/30(b)	448,884
355,000	Abu Dhabi Government International Bond, 3.88%, 4/16/50(b)	414,771
56,434	Argentine Republic Government International Bond, 1.00%, 7/9/29, Callable 2/7/22 @ 100	20,316
513,757	Argentine Republic Government International Bond, 0.50%, 7/9/30, Callable 2/7/22 @ 100	179,301
941,242	Argentine Republic Government International Bond, 0.12%, 7/9/35, Callable 2/7/22 @ 100	298,844
400,000	Corp. Andina de Fomento, 2.38%, 5/12/23	407,090
1,344,000	Dominican Republic, 5.50%, 1/27/25(b)	1,451,520
250,000	Dominican Republic, 6.00%, 7/19/28(b)	279,063
600,000	Indonesia Government International Bond, 3.85%, 10/15/30^	674,255
600,000	Indonesia Government International Bond, 4.20%, 10/15/50	685,490
230,000	Qatar Government International Bond, 3.40%, 4/16/25(b)	243,821
490,000	Qatar Government International Bond, 3.75%, 4/16/30(b)	549,262
470,000	Qatar Government International Bond, 4.40%, 4/16/50(b)	586,096
250,000	Saudi Government International Bond, 2.90%, 10/22/25(b)	261,871
230,000	Saudi Government International Bond, 3.25%, 10/22/30(b)	247,159
200,000	Saudi Government International Bond, 4.50%, 4/22/60(b)	247,471

		6,995,214

Trading Companies & Distributors (0.5%):
412,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, 1/16/24, Callable 12/16/23 @ 100	438,181
637,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.65%, 10/29/24, Callable 9/29/24 @ 100	635,304
217,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, 7/15/25, Callable 6/15/25 @ 100	248,194
251,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, 4/3/26, Callable 2/3/26 @ 100	272,536
209,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 2.45%, 10/29/26, Callable 9/29/26 @ 100	210,618
219,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28, Callable 8/29/28 @ 100	221,282
234,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	237,585

		2,263,700

Wireless Telecommunication Services (0.2%):
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	351,038

Principal Amount		Value
Yankee Debt Obligations, continued
Wireless Telecommunication Services, continued
$630,000	Millicom International Cellular SA, 6.25%, 3/25/29, Callable 3/25/24 @ 103.13(b)	$681,975
135,000	Millicom International Cellular SA, 4.50%, 4/27/31, Callable 4/27/26 @ 102.25^(b)	136,181

		1,169,194

Total Yankee Debt Obligations (Cost $46,945,160)		47,788,786

Municipal Bonds (0.7%):
California (0.2%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	15,860
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	722,522

		738,382

Illinois (0.4%):
310,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series C1, 7.78%, 1/1/35	420,657
295,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	340,244
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	385,891
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	529,665
63,636	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	66,120

		1,742,577

New Jersey (0.1%):
504,000	New Jersey Economic Development Authority Revenue, Build America Bonds, GO, Series A, 7.43%, 2/15/29	636,446

Total Municipal Bonds (Cost $2,705,355)		3,117,405

U.S. Government Agency Mortgages (14.8%):
Federal Home Loan Mortgage Corporation (3.1%)
26,591	2.50%, 6/1/31, Pool #G18604	27,579
44,883	2.50%, 7/1/31, Pool #V61246	46,755
78,235	2.50%, 8/1/31, Pool #V61273	81,458
278,341	3.50%, 3/1/32, Pool #C91403	296,569
828,823	3.50%, 7/1/32, Pool #C91467	883,327
7,299	2.50%, 8/1/32, Pool #G18654	7,569
7,945	2.50%, 11/1/32, Pool #G18665	8,239
239,691	2.50%, 12/1/32, Pool #G18669	248,553
38,128	2.50%, 3/1/33, Pool #G18680	39,528
14,398	2.50%, 4/1/33, Pool #G18683	14,930
34,332	3.00%, 4/1/33, Pool #K90336	35,628
89,793	3.00%, 4/1/33, Pool #G18684	94,051
7,586	2.50%, 5/1/33, Pool #G18687	7,865
37,221	3.00%, 6/1/33, Pool #C91709	38,629
58,844	3.00%, 6/1/33, Pool #K90806	61,066
37,923	3.00%, 6/1/33, Pool #K90684	39,346
88,726	3.00%, 6/1/33, Pool #K90632	92,087
160,894	2.50%, 7/1/33, Pool #G16661	167,038
175,192	3.00%, 7/1/33, Pool #C91714	181,830
34,818	3.00%, 4/1/34, Pool #G16829	36,491
304,712	3.50%, 10/1/34, Pool #C91793	325,670
581,922	4.00%, 5/1/37, Pool #C91938	628,727

See accompanying notes to the financial statements.

22

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$25,322	3.50%, 4/1/40, Pool #V81744	$27,079
44,560	3.50%, 5/1/40, Pool #V81750	47,680
57,302	3.50%, 6/1/40, Pool #V81792	61,288
31,772	3.50%, 8/1/40, Pool #V81886	34,001
19,630	3.50%, 9/1/40, Pool #V81958	21,011
314,859	4.00%, 1/1/41, Pool #A96413	343,175
36,198	4.50%, 1/1/41, Pool #A96051	39,694
234,215	4.00%, 2/1/41, Pool #A96807	255,465
33,898	4.50%, 3/1/41, Pool #A97673	37,163
51,371	4.50%, 4/1/41, Pool #A97942	56,293
186,755	5.00%, 6/1/41, Pool #G06596	210,907
661,531	4.50%, 1/1/42, Pool #G60517	725,218
26,561	4.00%, 11/1/42, Pool #Q13121	28,607
85,843	3.00%, 12/1/42, Pool #C04320	90,859
33,498	4.00%, 5/1/43, Pool #Q18481	36,528
31,724	4.00%, 7/1/43, Pool #Q19597	34,642
27,861	4.00%, 10/1/43, Pool #Q22499	30,381
43,639	4.00%, 1/1/44, Pool #V80950	46,767
209,004	3.50%, 1/1/44, Pool #G07922	226,131
104,819	3.50%, 1/1/44, Pool #G60271	113,622
162,687	4.00%, 1/1/45, Pool #Q30720	177,090
115,677	4.00%, 2/1/45, Pool #G07949	127,235
30,319	3.50%, 3/1/45, Pool #Q32328	32,839
27,908	3.50%, 3/1/45, Pool #Q31974	30,201
49,311	3.50%, 3/1/45, Pool #Q32008	53,331
132,199	3.50%, 5/1/45, Pool #Q33547	142,465
18,988	3.00%, 5/1/45, Pool #Q33468	20,035
27,638	3.50%, 6/1/45, Pool #Q33791	29,810
137,020	3.00%, 6/1/45, Pool #Q34156	144,616
171,100	3.50%, 6/1/45, Pool #Q34164	184,474
10,631	3.00%, 7/1/45, Pool #Q34979	11,285
38,502	3.00%, 7/1/45, Pool #Q34759	40,904
89,357	4.00%, 8/1/45, Pool #Q35845	99,315
10,950	4.00%, 9/1/45, Pool #Q37853	12,132
5,234	4.00%, 11/1/45, Pool #Q38812	5,666
194,879	3.50%, 11/1/45, Pool #Q37467	210,914
4,397	4.00%, 2/1/46, Pool #Q38879	4,777
12,338	4.00%, 2/1/46, Pool #Q38782	13,405
14,773	4.00%, 2/1/46, Pool #Q38783	15,910
34,065	4.00%, 4/1/46, Pool #V82292	36,827
7,112	4.00%, 4/1/46, Pool #Q39975	7,722
229,410	3.50%, 5/1/46, Pool #G60553	248,521
66,302	3.50%, 5/1/46, Pool #Q40647	71,155
73,730	3.50%, 5/1/46, Pool #G60603	78,586
191,273	3.50%, 9/1/46, Pool #Q43257	203,805
8,426	4.00%, 9/1/47, Pool #Q50433	9,247
14,954	4.00%, 10/1/47, Pool #Q51189	16,442
11,259	4.00%, 2/1/48, Pool #Q54192	12,218
134,874	3.50%, 3/1/48, Pool #G67710	144,161
157,413	4.00%, 5/1/48, Pool #Q55992	170,717
473,095	4.00%, 6/1/48, Pool #G67713	515,170
56,690	4.00%, 7/1/48, Pool #Q59935	61,516
405,349	2.50%, 10/1/50, Pool #SD7525	419,681
586,475	2.50%, 11/1/50, Pool #SD7530	604,264
45,476	2.50%, 2/1/51, Pool #SD7535	46,820
780,429	2.00%, 3/1/51, Pool #SD8134	778,983

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$144,334	2.00%, 5/1/51, Pool #SD7541	$144,066
14,581	2.00%, 7/1/51, Pool #QC4163	14,608
347,645	2.00%, 10/1/51, Pool #RA6076	347,971
498,185	2.00%, 11/1/51, Pool #RA6241	498,651
198,874	2.00%, 11/1/51, Pool #RA6302	198,518
399,031	2.50%, 12/1/51, Pool #RA6434	407,739
100,027	2.50%, 12/1/51, Pool #RA6496	102,210
200,002	2.00%, 12/1/51, Pool #RA6510	200,376
1,200,025	2.50%, 12/1/51, Pool #RA6435	1,233,129

		13,758,953

Federal National Mortgage Association (8.4%)
107,001	2.50%, 6/1/29, Pool #MA3734	110,769
66,500	2.50%, 9/1/31, Pool #AS8012	69,062
344,609	3.00%, 4/1/32, Pool #BD9809	366,012
148,081	3.00%, 9/1/32, Pool #BM5110	155,503
438,912	3.00%, 12/1/32, Pool #BM5345	460,813
337,474	2.50%, 12/1/32, Pool #CA3748	349,976
24,334	3.00%, 3/1/33, Pool #BM4614	25,735
36,155	3.00%, 5/1/33, Pool #AT3000	38,005
33,780	3.00%, 6/1/33, Pool #AT6090	35,501
2,868	4.50%, 7/1/33, Pool #729327	3,119
158,676	3.00%, 7/1/33, Pool #MA1490	166,758
1,198	4.50%, 7/1/33, Pool #720240	1,347
20,208	4.50%, 8/1/33, Pool #729380	22,593
2,571	4.50%, 8/1/33, Pool #727029	2,889
8,747	4.50%, 8/1/33, Pool #726956	9,826
4,108	4.50%, 8/1/33, Pool #729713	4,616
5,202	4.50%, 8/1/33, Pool #723124	5,844
11,417	4.50%, 8/1/33, Pool #726928	12,830
3,829	4.50%, 8/1/33, Pool #727160	4,303
6,648	4.50%, 9/1/33, Pool #734922	7,463
18,406	4.50%, 9/1/33, Pool #727147	20,671
26,653	4.50%, 12/1/33, Pool #AL5321	29,949
492,268	2.50%, 6/1/34, Pool #BN7572	512,178
20,947	6.00%, 10/1/34, Pool #AL2130	24,909
41,836	4.50%, 9/1/35, Pool #AB8198	46,970
403,626	6.00%, 5/1/36, Pool #745512	475,206
204,168	6.00%, 1/1/37, Pool #932030	243,531
37,780	6.00%, 3/1/37, Pool #889506	44,578
53,319	6.00%, 1/1/38, Pool #889371	64,792
18,269	6.00%, 3/1/38, Pool #889219	21,328
8,975	6.00%, 7/1/38, Pool #889733	10,480
56,617	4.50%, 3/1/39, Pool #AB0051	63,036
283,914	4.50%, 4/1/39, Pool #AB0043	318,766
153,408	2.50%, 8/1/39, Pool #MA3761	157,074
23,401	4.50%, 11/1/39, Pool #AC5442	26,186
78,033	6.00%, 5/1/40, Pool #AL2129	91,737
28,077	4.00%, 12/1/40, Pool #AA4757	30,652
35,557	4.50%, 2/1/41, Pool #AH5580	38,988
5,937	6.00%, 1/1/42, Pool #AL2128	6,952
153,194	2.50%, 2/1/43, Pool #AB8465	159,248
41,080	4.00%, 10/1/43, Pool #BM1167	45,095
168,875	4.50%, 3/1/44, Pool #AL5082	184,042
7,574	4.00%, 12/1/44, Pool #AY0045	8,335
18,481	4.00%, 12/1/44, Pool #AW9502	20,045
87,700	4.00%, 12/1/44, Pool #AX8459	96,259

See accompanying notes to the financial statements.

23

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$132,530	4.00%, 3/1/45, Pool #AL6541	$145,383
102,921	4.00%, 5/1/45, Pool #AZ1207	111,292
28,219	4.00%, 5/1/45, Pool #AZ1876	31,187
51,942	3.00%, 5/1/45, Pool #AS4972	54,809
34,986	5.00%, 6/1/45, Pool #AZ3448	41,021
33,349	4.00%, 6/1/45, Pool #AZ3341	36,856
22,829	4.00%, 6/1/45, Pool #AZ2719	25,252
90,339	4.00%, 6/1/45, Pool #AY8126	97,686
109,563	4.00%, 6/1/45, Pool #AY8096	118,317
294,389	3.50%, 7/1/45, Pool #AZ0814	318,357
100,700	4.00%, 7/1/45, Pool #AZ1783	108,747
137,614	4.00%, 7/1/45, Pool #AZ0833	151,955
116,705	3.00%, 8/1/45, Pool #AS5634	123,151
43,075	3.00%, 8/1/45, Pool #AZ8288	45,430
20,249	3.00%, 8/1/45, Pool #AZ3728	21,365
60,867	4.00%, 10/1/45, Pool #AL7413	67,128
353,858	4.00%, 10/1/45, Pool #AL7593	390,420
14,555	4.00%, 11/1/45, Pool #AZ0560	15,718
22,277	4.00%, 12/1/45, Pool #AS6350	24,543
43,327	4.00%, 12/1/45, Pool #BA6404	46,834
9,571	4.00%, 12/1/45, Pool #BC0997	10,349
39,369	4.50%, 2/1/46, Pool #BM5199	43,436
371,245	4.00%, 2/1/46, Pool #BC1578	401,344
23,348	4.00%, 4/1/46, Pool #BC3920	25,141
11,259	4.00%, 4/1/46, Pool #BC7809	12,117
9,622	4.00%, 5/1/46, Pool #BC2276	10,567
279,888	3.50%, 5/1/46, Pool #BC0880	302,776
144,661	4.00%, 6/1/46, Pool #BC0960	156,389
228,956	4.00%, 6/1/46, Pool #AL9282	247,519
40,463	4.00%, 7/1/46, Pool #BC6148	43,743
121,384	4.00%, 7/1/46, Pool #BC1443	132,779
42,787	4.00%, 8/1/46, Pool #BD1451	46,310
37,624	4.50%, 8/1/46, Pool #AL9111	41,070
124,776	4.00%, 9/1/46, Pool #BC2843	136,449
33,423	4.00%, 9/1/46, Pool #BD1489	36,156
95,794	3.50%, 10/1/46, Pool #AL9285	102,147
22,087	4.00%, 10/1/46, Pool #BD7599	23,891
393,541	3.50%, 12/1/46, Pool #BC9077	425,832
1,291,095	4.00%, 2/1/47, Pool #AL9779	1,419,711
53,334	3.50%, 2/1/47, Pool #BE5696	57,187
519,596	4.50%, 2/1/47, Pool #AL9846	569,527
6,425	4.00%, 6/1/47, Pool #BH4269	6,955
385,108	4.50%, 9/1/49, Pool #FM1534	424,083
98,970	3.50%, 11/1/49, Pool #CA4557	105,587
475,471	4.00%, 11/1/49, Pool #CA4628	513,937
5,675,000	3.00%, 1/25/50, TBA	5,882,492
118,950	3.00%, 2/1/50, Pool #CA5126	124,554
2,750,000	2.00%, 2/25/50, TBA	2,737,109
355,149	2.50%, 8/1/50, Pool #SD0430	364,479
2,975,000	2.50%, 1/25/51, TBA	3,037,289
4,650,000	2.00%, 1/25/51, TBA	4,638,375
1,000,000	1.50%, 1/25/51, TBA	965,938
187,970	2.50%, 2/1/51, Pool #CA8950	192,280
300,000	1.50%, 2/25/51	289,359
487,980	2.00%, 3/1/51, Pool #MA4281	487,076
296,446	2.50%, 4/1/51, Pool #FM6540	307,950

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$842,336	2.00%, 4/1/51, Pool #MA4305	$840,774
11,174	2.00%, 7/1/51, Pool #BT1461	11,195
49,033	2.50%, 8/1/51, Pool #CB1384	50,338
199,213	2.50%, 9/1/51, Pool #CB1549	204,887
261,085	2.00%, 10/1/51, Pool #CB1799	262,062
345,437	2.00%, 10/1/51, Pool #CB1801	346,083
198,809	3.00%, 11/1/51, POOL# FM9633	208,099
362,906	2.00%, 11/1/51, Pool #FM9568	364,036
235,049	2.00%, 11/1/51, Pool #FM9539	235,489
794,987	2.50%, 11/1/51, Pool #FM9501	817,625
299,999	1.50%, 11/1/51, Pool #MA4464	290,026
149,848	2.00%, 12/1/51, Pool #CB2347	150,315
548,133	2.50%, 12/1/51, Pool #CB2289	560,095
141,809	2.50%, 12/1/51, Pool #CB2376	145,584
1,200,121	2.50%, 12/1/51, Pool #FM9865	1,234,296
149,331	2.00%, 12/1/51, Pool #CB2350	149,471
199,649	2.50%, 12/1/51, Pool #CB2320	205,335
549,916	2.00%, 12/1/51, Pool #CB2349	550,944
157,711	2.50%, 12/1/51, Pool #CB2321	161,764
99,875	2.00%, 12/1/51, Pool #CB2348	100,061

		37,779,804

Government National Mortgage Association (3.3%)
6,171	5.00%, 6/15/34, Pool #629493	7,104
3,253	5.00%, 3/15/38, Pool #676766	3,696
1,648	5.00%, 4/15/38, Pool #672672	1,875
6,701	5.00%, 8/15/38, Pool #687818	7,615
57,890	5.00%, 1/15/39, Pool #705997	65,785
110,666	5.00%, 3/15/39, Pool #646746	125,687
663	5.00%, 3/15/39, Pool #697946	746
112,624	4.00%, 10/15/40, Pool #783143	122,335
31,474	4.00%, 10/20/40, Pool #G24833	33,890
94,568	4.00%, 1/20/41, Pool #4922	101,830
258,923	4.50%, 3/20/41, Pool #4978	281,552
91,554	4.50%, 5/20/41, Pool #005055	99,561
194,297	4.00%, 5/20/41, Pool #5054	209,263
86,560	4.50%, 6/15/41, Pool #366975	98,756
60,190	4.50%, 6/20/41, Pool #005082	65,453
215,008	4.00%, 10/20/41, Pool #5203	231,533
239,960	3.50%, 12/20/41, Pool #5258	258,228
423,972	4.00%, 1/20/42, Pool #5280	456,574
284,315	3.50%, 10/20/42, Pool #MA0462	305,422
231,982	3.00%, 12/20/42, Pool #AA5872	241,447
146,899	3.00%, 12/20/42, Pool #MA0624	155,689
25,754	3.00%, 1/20/43, Pool #MA0698	27,280
1,472,755	3.50%, 1/20/43, Pool #MA0699	1,549,271
326,207	3.50%, 2/20/43, Pool #MA0783	350,411
144,157	3.00%, 3/20/43, Pool #AA6146	156,920
41,904	3.50%, 3/20/43, Pool #AD8884	44,868
62,729	3.00%, 3/20/43, Pool #AD8812	67,636
16,126	3.50%, 4/20/43, Pool #AB9891	17,264
43,545	3.50%, 4/20/43, Pool #AD9075	46,623
260,295	3.50%, 4/20/43, Pool #783976	279,801
3,914	4.00%, 7/20/44, Pool #MA2074	4,214
58,157	4.00%, 5/20/45, Pool #MA2893	62,575
84,320	4.00%, 8/20/45, Pool #MA3035	90,719

See accompanying notes to the financial statements.

24

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$3,164	4.00%, 9/20/45, Pool #MA3106	$3,404
3,368	4.00%, 10/20/45, Pool #MA3174	3,624
3,917	4.00%, 12/20/45, Pool #MA3311	4,214
3,811	4.00%, 1/20/46, Pool #MA3377	4,100
167,458	4.00%, 4/15/46, Pool #784232	185,785
229,945	4.00%, 5/20/46, Pool #MA3664	246,674
24,952	3.50%, 7/20/46, Pool #784391	26,563
14,520	3.00%, 10/20/46, Pool #MA4003	15,201
751,477	3.00%, 12/20/46, Pool #MA4126	786,480
59,575	4.00%, 1/15/47, Pool #AX5831	64,263
86,991	4.00%, 1/15/47, Pool #AX5857	93,327
237,172	3.00%, 1/20/47, Pool #MA4195	248,290
140,751	3.00%, 2/20/47, Pool #MA4261	147,135
29,328	4.00%, 3/20/47, Pool #MA4322	31,281
30,151	4.00%, 4/20/47, Pool #MA4383	32,158
240,799	4.00%, 4/20/47, Pool #784304	255,506
228,545	4.00%, 4/20/47, Pool #784303	242,507
19,165	4.00%, 5/20/47, Pool #MA4452	20,441
80,218	4.00%, 6/20/47, Pool #MA4511	85,558
75,032	4.00%, 4/20/48, Pool #BG7744	81,059
89,452	4.00%, 4/20/48, Pool #BG3507	96,638
93,411	3.50%, 11/20/50, Pool #MA6997	97,377
50,000	3.00%, 1/20/51, TBA	51,766
500,000	3.50%, 1/20/51, TBA	519,922
350,000	2.00%, 2/20/51, TBA	352,680
159,465	3.00%, 6/20/51, Pool #MA7419	165,416
1,525,000	2.50%, 7/20/51, TBA	1,562,648
3,575,000	2.00%, 1/20/52, TBA	3,609,074

		14,604,714

Total U.S. Government Agency Mortgages (Cost $65,154,314)		66,143,471

U.S. Treasury Obligations (31.8%):
U.S. Treasury Bonds (10.2%)
2,566,000	1.13%, 5/15/40	2,256,476
7,103,000	1.75%, 8/15/41	6,907,668
11,313,000	3.00%, 2/15/47	13,748,830

Principal Amount		Value
U.S. Treasury Obligations, continued
U.S. Treasury Bonds, continued
$18,386,000	2.00%, 8/15/51	$18,831,286
4,009,000	1.88%, 11/15/51	3,996,472

		45,740,732

U.S. Treasury Inflation Index Bonds (0.1%)
189,264	0.13%, 2/15/51	223,983

U.S. Treasury Notes (21.5%)
2,034,000	2.13%, 7/31/24	2,098,834
19,438,000	0.25%, 7/31/25	18,860,934
4,710,000	0.38%, 12/31/25	4,567,228
7,700,000	0.38%, 1/31/26	7,454,562
9,253,000	0.75%, 3/31/26	9,080,952
3,535,600	1.63%, 9/30/26	3,597,473
3,457,000	1.25%, 12/31/26	3,455,920
17,365,000	1.25%, 5/31/28	17,204,916
6,946,000	1.13%, 8/31/28	6,817,933
1,460,000	1.25%, 9/30/28	1,444,031
10,936,900	1.13%, 2/15/31	10,629,300
10,766,000	1.38%, 11/15/31	10,644,883

		95,856,966

Total U.S. Treasury Obligations (Cost $144,874,108)		141,821,681

Short-Term Security Held as Collateral for Securities on Loan (1.0%):
4,390,782	BlackRock Liquidity FedFund, Institutional Class , 0.03%(f)(g)	4,390,782

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $4,390,782)		4,390,782

Shares		Value
Unaffiliated Investment Company (5.4%):
Money Markets (5.4%):
24,230,789	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(g)	24,230,789

Total Unaffiliated Investment Company (Cost $24,230,789)		24,230,789

Total Investment Securities (Cost $464,962,025) — 105.9%(h)		473,053,237
Net other assets (liabilities) — (5.9)%		(26,550,811)

Net Assets — 100.0%		$446,502,426

Percentages indicated are based on net assets as of December 31, 2021.

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $4,236,716.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.10% of the net assets of the fund.

See accompanying notes to the financial statements.

25

AZL Fidelity Institutional Asset Management Total Bond Fund

Schedule of Portfolio Investments

December 31, 2021

(b)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2021.

(d)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2021, these securities represent 0.04% of the net assets of the fund.

(e)	Defaulted bond.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(g)	The rate represents the effective yield at December 31, 2021.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Argentina	0.1%
Australia	0.1%
Canada	0.6%
Cayman Islands	2.5%
Chile	0.1%
Colombia	— %†
Dominican Republic	0.4%
France	0.4%
Germany	0.8%
Guernsey	0.6%
Hong Kong	0.2%
Indonesia	0.3%
Ireland	0.6%
Italy	0.5%

Country	Percentage
Luxembourg	0.5%
Mexico	1.0%
Netherlands	0.4%
Qatar	0.3%
Saudi Arabia	0.2%
Spain	— %†
Supernational	0.1%
Switzerland	0.4%
United Arab Emirates	0.2%
United Kingdom	1.8%
United States	87.9%
Zambia	— %†

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

26

AZL Fidelity Institutional Asset Management Total Bond Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$464,962,025

Investment securities, at value(a)	$473,053,237
Cash	52,756
Interest and dividends receivable	2,998,992
Receivable for capital shares issued	8,615
Receivable for investments sold	570,976
Receivable for TBA investments sold	7,375,965
Prepaid expenses	2,158

Total Assets	484,062,699

Liabilities:
Payable for investments purchased	5,680,670
Payable for TBA investments purchased	27,110,190
Payable for capital shares redeemed	711
Payable for collateral received on loaned securities	4,390,782
Manager fees payable	190,031
Administration fees payable	73,710
Distribution fees payable	90,489
Custodian fees payable	1,744
Administrative and compliance services fees payable	624
Transfer agent fees payable	1,736
Trustee fees payable	3,507
Other accrued liabilities	16,079

Total Liabilities	37,560,273

Net Assets	$446,502,426

Net Assets Consist of:
Paid in capital	$420,324,777
Total distributable earnings	26,177,649

Net Assets	$446,502,426

Class 1
Net Assets	$21,203,091
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,065,195
Net Asset Value (offering and redemption price per share)	$10.27

Class 2
Net Assets	$425,299,335
Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,107,344
Net Asset Value (offering and redemption price per share)	$10.60

(a)	Includes securities on loan of $4,236,716.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$12,758,543
Dividends	7,248
Income from securities lending	13,076

Total Investment Income	12,778,867

Expenses:
Management fees	2,296,611
Administration fees	224,906
Distribution fees — Class 2	1,093,303
Custodian fees	12,092
Administrative and compliance services fees	5,253
Transfer agent fees	9,452
Trustee fees	21,855
Professional fees	19,104
Shareholder reports	19,468
Other expenses	8,182

Total expenses	3,710,226

Net Investment Income/(Loss)	9,068,641

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	9,160,321
Net realized gains/(losses) on securities held short	7,064
Change in net unrealized appreciation/depreciation on securities	(16,709,674)
Change in net unrealized appreciation/depreciation on securities held short	6,847

Net realized and Change in net unrealized gains/losses on investments	(7,535,442)

Change in Net Assets Resulting From Operations	$1,533,199

See accompanying notes to the financial statements.

27

AZL Fidelity Institutional Asset Management Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,068,641	$11,637,229
Net realized gains/(losses) on investments	9,167,385	16,797,422
Change in unrealized appreciation/depreciation on investments	(16,702,827)	9,270,409

Change in net assets resulting from operations	1,533,199	37,705,060

Distributions to Shareholders:
Class 1	(1,066,245)	(814,539)
Class 2	(19,280,232)	(13,970,449)

Change in net assets resulting from distributions to shareholders	(20,346,477)	(14,784,988)

Capital Transactions:
Class 1
Proceeds from shares issued	1,261,069	921,431
Proceeds from dividends reinvested	1,066,245	814,539
Value of shares redeemed	(2,670,478)	(3,164,372)

Total Class 1 Shares	(343,164)	(1,428,402)

Class 2
Proceeds from shares issued	23,765,497	31,658,359
Proceeds from dividends reinvested	19,280,232	13,970,449
Value of shares redeemed	(36,684,713)	(101,509,337)

Total Class 2 Shares	6,361,016	(55,880,529)

Change in net assets resulting from capital transactions	6,017,852	(57,308,931)

Change in net assets	(12,795,426)	(34,388,859)
Net Assets:
Beginning of period	459,297,852	493,686,711

End of period	$446,502,426	$459,297,852

Share Transactions:
Class 1
Shares issued	118,697	87,272
Dividends reinvested	104,227	77,723
Shares redeemed	(254,331)	(306,567)

Total Class 1 Shares	(31,407)	(141,572)

Class 2
Shares issued	2,167,150	2,920,316
Dividends reinvested	1,822,328	1,292,363
Shares redeemed	(3,362,418)	(9,574,371)

Total Class 2 Shares	627,060	(5,361,692)

Change in shares	595,653	(5,503,264)

See accompanying notes to the financial statements.

28

AZL Fidelity Institutional Asset Management Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$10.73	$10.20	$9.54	$9.96	$9.77

Investment Activities:
Net Investment Income/(Loss)	0.23 (a)	0.29 (a)	0.32 (a)	0.32	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	(0.17)	0.63	0.69	(0.42)	0.21

Total from Investment Activities	0.06	0.92	1.01	(0.10)	0.44

Distributions to Shareholders From:
Net Investment Income	(0.31)	(0.39)	(0.35)	(0.32)	(0.25)
Net Realized Gains	(0.21)	—	—	—	—

Total Dividends	(0.52)	(0.39)	(0.35)	(0.32)	(0.25)

Net Asset Value, End of Period	$10.27	$10.73	$10.20	$9.54	$9.96

Total Return(b)	0.59%	9.12%	10.57%	(1.00)%	4.55%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$21,203	$22,495	$22,823	$21,476	$24,077
Net Investment Income/(Loss)	2.21%	2.78%	3.17%	2.96%	2.23%
Expenses Before Reductions(c)	0.57%	0.58%	0.57%	0.56%	0.56%
Expenses Net of Reductions	0.57%	0.58%	0.57%	0.56%	0.56%
Portfolio Turnover Rate(d)	76%	71%	68%	38%	81%

Class 2

Net Asset Value, Beginning of Period	$11.06	$10.50	$9.81	$10.23	$10.05

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.27 (a)	0.30 (a)	0.31	0.22
Net Realized and Unrealized Gains/(Losses) on Investments	(0.18)	0.65	0.71	(0.44)	0.21

Total from Investment Activities	0.03	0.92	1.01	(0.13)	0.43

Distributions to Shareholders From:
Net Investment Income	(0.28)	(0.36)	(0.32)	(0.29)	(0.25)
Net Realized Gains	(0.21)	—	—	—	—
Total Dividends	(0.49)	(0.36)	(0.32)	(0.29)	(0.25)

Net Asset Value, End of Period	$10.60	$11.06	$10.50	$9.81	$10.23

Total Return(b)	0.31%	8.84%	10.28%	(1.25)%	4.28%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$425,299	$436,803	$470,864	$478,991	$552,678
Net Investment Income/(Loss)	1.96%	2.53%	2.92%	2.71%	1.98%
Expenses Before Reductions(c)	0.82%	0.83%	0.82%	0.81%	0.81%
Expenses Net of Reductions	0.82%	0.83%	0.82%	0.81%	0.81%
Portfolio Turnover Rate(d)	76%	71%	68%	38%	81%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

29

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Fidelity Institutional Asset Management Total Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

30

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,293 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,390,782 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2021, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

31

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Fidelity Institutional Asset Management Total Bond Fund, Class 1	0.50%	0.70%
AZL Fidelity Institutional Asset Management Total Bond Fund, Class 2	0.50%	0.95%

*

The annual rate due to the Manager is 0.50% of the first $2.5 billion of the Fund’s net assets, 0.40% of the next $15 billion of the Fund’s net assets, and 0.37% on the Fund’s net assets over $17.5 billion. Prior to June 1, 2021, the annual rate due to the Manager was 0.50% on all net assets.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as

32

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$305,927	$—	$211,873		$517,800
Preferred Stock+	69,408	—	—		69,408
Warrant+	1,178	—	—		1,178
Asset Backed Securities	—	9,694,965	—		9,694,965
Collateralized Mortgage Obligations	—	34,958,049	—		34,958,049
Convertible Bonds	—	770,931	241,680		1,012,611
Bank Loans	—	737,570	—		737,570
Corporate Bonds+	—	138,568,742	—	#	138,568,742
Yankee Debt Obligations+	—	47,788,786	—		47,788,786
Municipal Bonds	—	3,117,405	—		3,117,405
U.S. Government Agency Mortgages	—	66,143,471	—		66,143,471
U.S. Treasury Obligations	—	141,821,681	—		141,821,681
Short-Term Security Held as Collateral for Securities on Loan	4,390,782	—	—		4,390,782
Unaffiliated Investment Company	24,230,789	—	—		24,230,789

Total Investment Securities	$28,998,084	$443,601,600	$453,553		$473,053,237

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$327,979,246	$342,267,423

For the year ended December 31, 2021, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL Fidelity Institutional Asset Management Total Bond Fund	$275,321,280	$249,892,745

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.

33

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2021 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Value	Percentage of Net Assets

Mesquite Energy, Inc., 15.00%, 7/15/23	7/10/20	$38,899	45,151	$156,674	0.04%
Mesquite Energy, Inc., 15.00%, 7/15/23	11/5/20	67,000	76,968	241,680	0.05%
Sanchez Energy Corp., 7.25%, 2/15/23, Callable 1/18/22 @ 101.81	10/30/18	376,933	408,000	—	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

34

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

8. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

9. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

10. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $464,974,852. The gross unrealized appreciation/(depreciation) on a tax basis was as follows:

Unrealized appreciation	$14,583,511
Unrealized (depreciation)	(6,505,126)

Net unrealized appreciation/(depreciation)	$8,078,385

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$13,753,916	$6,592,561	$20,346,477

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Fidelity Institutional Asset Management Total Bond Fund	$14,784,988	$—	$14,784,988

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

35

AZL Fidelity Institutional Asset Management Total Bond Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Fidelity Institutional Asset Management Total Bond Fund	$9,225,742	$8,873,522	$—	$8,078,385	$26,177,649

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, straddles and other miscellaneous differences.

11. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

12. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Fidelity Institutional Asset Management Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Fidelity Institutional Asset Management Total Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

37

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $2,116,661.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $6,592,561.

38

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

39

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that

40

reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1)    The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

41

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

42

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

43

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

44

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Gateway Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 9

Statement of Operations Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements Page 12

Report of Independent Registered Public Accounting Firm Page 17

Other Federal Income Tax Information Page 18

Other Information Page 19

Approval of Investment Advisory and Subadvisory Agreements Page 20

Information about the Board of Trustees and Officers Page 23

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Gateway Fund (the “Fund”) returned 11.13%. That compared to a 28.71% total return for its benchmark, the S&P 500® Index. The Fund’s performance reflects its low-volatility equity strategy, which seeks to reduce fluctuations in the portfolio’s value that may be caused by equity market volatility. In achieving its low-volatility objective, the Fund’s annualized standard deviation of daily returns for the year was 6.00% compared to 13.09% for the S&P 500® Index.1

The Fund seeks to capture a majority of long-term returns expected with equity market investments while also providing less risk. To accomplish this goal, the Fund invests in a diversified portfolio of common stocks. In addition, the Fund sells index call options to seek to lower volatility and generate cash flow; the Fund then uses a portion of this cash flow to purchase index put options, which are intended to help mitigate any sharp, sudden price declines in the equity portfolio.

U.S. equity markets posted strong gains in 2021 — the third year in a row of double-digit returns for the S&P 500® Index. Stocks rose over the course of the first and second quarters of 2021 as vaccine delivery accelerated and the promise of new fiscal stimulus helped settle investor concerns over inflation and labor market imbalances. Rising interest rates were a theme for much of the year, and inflation fears finally triggered a pullback in equity markets in September. The selloff was also due to growing concerns over the new Delta variant of COVID-19. Uncertainty surrounding fiscal and monetary policy also weighed on market sentiment at the end of the third quarter. In the fourth quarter, however, stocks rebounded to post their strongest quarterly returns of the year despite ongoing concerns around inflation, surging COVID-19 cases, and monetary policy concerns.

Implied volatility remained slightly above its historical average throughout most of 2021, although down from its peak in March 2020 near the start of the COVID-19 pandemic. By comparison, realized volatility, as measured by the standard deviation2 of daily returns for the S&P 500® Index, was below-average for the year. The spread between S&P 500® Index realized volatility and average implied volatility, often referred to as the Volatility Risk Premium (VRP), was positive in 2021 — which is typical. But the spread was consistently wider than normal throughout the year.

The Fund underperformed its benchmark for 2021 while achieving its risk objective by exhibiting significantly less risk than the equity market — less than half as measured by standard deviation. However, the risk-reducing options strategy generated losses that detracted from returns during the strong market gains experienced throughout most of the year. For example, the Fund lagged its benchmark by 551 basis points during the fourth quarter as the market posted its strongest gains of the year. However, the Fund’s equity portfolio did deliver a return of 28.45% which is just slightly below the return of its benchmark.

Higher-than-normal implied volatility helped support the Fund’s relative returns as the Fund focused on the higher volatility priced into longer-dated call option contracts and a persistently above-average volatility risk premium. Throughout 2021, the Fund’s two-part option strategy delivered equity market participation during the periods in which the equity market advanced and significant downside protection during market declines.

The Fund employs equity index options as part of its low-volatility strategy. These derivatives, along with the Fund’s overall strategy worked as designed during the reporting period. Consistent with its investment objective, the measured risk of the Fund was low relative to the U.S. equity market during the reporting period. However, despite generating gains during market declines, the derivatives had an overall negative impact on the Fund’s return relative to its benchmark during the reporting period.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

Standard deviation of returns measures the average a return series deviates from its mean. It is often used as a measure of risk. When a fund has a high standard deviation, the predicted range of performance implies greater volatility.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® Gateway Fund	11.13%	9.74%	6.64%	5.55%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index, an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Gateway Fund	$1,000.00	$1,037.40	$5.85	1.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Gateway Fund	$1,000.00	$1,019.46	$5.80	1.14%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	29.1%

Health Care	13.3

Consumer Discretionary	12.1

Financials	10.4

Communication Services	9.9

Industrials	8.0

Consumer Staples	5.9

Energy	2.7

Materials	2.6

Utilities	2.5

Real Estate	2.5

Total Common Stocks	99.0

Unaffiliated Investment Company	2.4

Purchased Put Options	0.6

Total Investment Securities	102.0

Net other assets (liabilities)	(2.0)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks+ (99.0%):
Aerospace & Defense (1.2%):
2,550	Boeing Co. (The)*	$513,366
704	HEICO Corp.	101,531
9,510	Raytheon Technologies Corp.	818,431
427	TransDigm Group, Inc.*	271,691

		1,705,019

Air Freight & Logistics (0.6%):
650	GXO Logistics, Inc.*	59,040
3,738	United Parcel Service, Inc., Class B	801,203
629	XPO Logistics, Inc.*	48,703

		908,946

Airlines (0.3%):
2,677	Alaska Air Group, Inc.*	139,472
12,357	JetBlue Airways Corp.*	175,964
2,475	United Airlines Holdings, Inc.*	108,355

		423,791

Auto Components (0.1%):
659	Autoliv, Inc.	68,147
1,865	Goodyear Tire & Rubber Co. (The)*	39,762

		107,909

Automobiles (2.6%):
20,269	Ford Motor Co.	420,987
5,847	General Motors Co.*	342,810
2,836	Tesla, Inc.*	2,997,028

		3,760,825

Banks (4.0%):
4,708	Associated Banc-Corp.	106,354
38,004	Bank of America Corp.	1,690,798
10,459	Citigroup, Inc.	631,619
15,104	JPMorgan Chase & Co.	2,391,718
292	Signature Bank	94,453
16,903	Wells Fargo & Co.	811,006

		5,725,948

Beverages (1.4%):
8,529	Keurig Dr Pepper, Inc.	314,379
4,239	Monster Beverage Corp.*	407,114
7,406	PepsiCo, Inc.	1,286,496

		2,007,989

Biotechnology (1.8%):
7,434	AbbVie, Inc.	1,006,564
2,612	Amgen, Inc.	587,622
732	Biogen, Inc.*	175,621
394	Exact Sciences Corp.*	30,665
1,450	Ionis Pharmaceuticals, Inc.*	44,123
1,068	Moderna, Inc.*	271,251
390	Seagen, Inc.*	60,294
1,492	Vertex Pharmaceuticals, Inc.*	327,643

		2,503,783

Building Products (0.3%):
6,129	Carrier Global Corp.	332,437
357	Lennox International, Inc.	115,797

		448,234

Shares		Value
Common Stocks, continued
Capital Markets (2.2%):
6,981	Charles Schwab Corp. (The)	$587,102
299	FactSet Research Systems, Inc.	145,317
4,257	Intercontinental Exchange, Inc.	582,230
8,753	Morgan Stanley	859,194
721	MSCI, Inc., Class A	441,750
1,101	S&P Global, Inc.	519,595

		3,135,188

Chemicals (1.6%):
1,454	Ashland Global Holdings, Inc.	156,538
1,813	Celanese Corp.	304,693
5,821	Corteva, Inc.	275,217
6,225	Dow, Inc.	353,082
2,223	Eastman Chemical Co.	268,783
559	Ingevity Corp.*	40,080
2,975	LyondellBasell Industries NV, Class A	274,384
3,342	Mosaic Co. (The)	131,307
2,003	Olin Corp.	115,213
1,683	RPM International, Inc.	169,983
3,469	Valvoline, Inc.	129,359

		2,218,639

Commercial Services & Supplies (0.8%):
2,104	Copart, Inc.*	319,008
1,219	Waste Connections, Inc.	166,113
4,204	Waste Management, Inc.	701,648

		1,186,769

Communications Equipment (1.0%):
23,024	Cisco Systems, Inc.	1,459,031

Construction Materials (0.3%):
854	Martin Marietta Materials, Inc.	376,204

Consumer Finance (0.6%):
2,123	Ally Financial, Inc.	101,076
3,107	Discover Financial Services	359,045
7,679	Synchrony Financial	356,229

		816,350

Containers & Packaging (0.5%):
1,267	Avery Dennison Corp.	274,394
1,528	Crown Holdings, Inc.	169,027
2,066	Sonoco Products Co.	119,601
3,792	Westrock Co.	168,213

		731,235

Distributors (0.2%):
1,869	Genuine Parts Co.	262,034

Diversified Consumer Services (0.1%):
1,149	Service Corp. International	81,568

Diversified Financial Services (1.7%):
7,464	Berkshire Hathaway, Inc., Class B*	2,231,736
2,315	Voya Financial, Inc.	153,508

		2,385,244

Diversified Telecommunication Services (0.7%):
9,320	Lumen Technologies, Inc.	116,966
18,160	Verizon Communications, Inc.	943,594

		1,060,560

See accompanying notes to the financial statements.

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Electric Utilities (1.0%):
5,494	Alliant Energy Corp.	$337,716
6,792	American Electric Power Co., Inc.	604,284
2,451	Evergy, Inc.	168,163
5,961	FirstEnergy Corp.	247,918
2,734	OGE Energy Corp.	104,931

		1,463,012

Electrical Equipment (0.5%):
3,404	Eaton Corp. plc	588,279
871	Hubbell, Inc.	181,403

		769,682

Electronic Equipment, Instruments & Components (0.8%):
1,668	CDW Corp.	341,573
6,624	Corning, Inc.	246,612
469	Teledyne Technologies, Inc.*	204,901
574	Zebra Technologies Corp., Class A*	341,645

		1,134,731

Energy Equipment & Services (0.3%):
11,846	Halliburton Co.	270,918
4,752	Helmerich & Payne, Inc.	112,622

		383,540

Entertainment (1.8%):
1,404	Live Nation Entertainment, Inc.*	168,045
1,877	Netflix, Inc.*	1,130,780
121	Roku, Inc.*	27,612
7,720	Walt Disney Co. (The)*	1,195,751

		2,522,188

Equity Real Estate Investment Trusts (2.5%):
4,387	American Homes 4 Rent, Class A	191,317
1,997	American Tower Corp.	584,122
1,447	Camden Property Trust	258,550
2,293	CubeSmart	130,494
3,312	Douglas Emmett, Inc.	110,952
6,184	Duke Realty Corp.	405,918
2,529	Equity Lifestyle Properties, Inc.	221,692
4,570	Healthcare Realty Trust, Inc.	144,595
6,979	Invitation Homes, Inc.	316,428
1,058	Kilroy Realty Corp.	70,315
7,779	Medical Properties Trust, Inc.	183,818
3,790	National Retail Properties, Inc.	182,185
7,807	Sabra Health Care REIT, Inc.	105,707
1,170	Sun Communities, Inc.	245,665
4,529	UDR, Inc.	271,695
1,711	WP Carey, Inc.	140,387

		3,563,840

Food & Staples Retailing (1.7%):
457	Casey’s General Stores, Inc.	90,189
2,213	Costco Wholesale Corp.	1,256,320
1,996	US Foods Holding Corp.*	69,521
6,834	Walmart, Inc.	988,811

		2,404,841

Food Products (0.8%):
1,616	Bunge, Ltd.	150,870
1,291	Lamb Weston Holdings, Inc.	81,823
12,039	Mondelez International, Inc., Class A	798,306
905	Post Holdings, Inc.*	102,021

		1,133,020

Shares		Value
Common Stocks, continued
Gas Utilities (0.0%†):
1,413	UGI Corp.	$64,871

Health Care Equipment & Supplies (3.5%):
8,295	Abbott Laboratories	1,167,438
3,817	Baxter International, Inc.	327,651
9,562	Boston Scientific Corp.*	406,194
2,604	Danaher Corp.	856,742
4,439	Edwards Lifesciences Corp.*	575,073
225	Insulet Corp.*	59,866
2,141	Intuitive Surgical, Inc.*	769,261
4,720	Medtronic plc	488,284
950	Steris plc	231,240
428	Teleflex, Inc.	140,589

		5,022,338

Health Care Providers & Services (3.0%):
1,444	Anthem, Inc.	669,352
6,755	CVS Health Corp.	696,846
1,894	HCA Healthcare, Inc.	486,606
294	Molina Healthcare, Inc.*	93,516
4,323	UnitedHealth Group, Inc.	2,170,751
1,128	Universal Health Services, Inc., Class B	146,256

		4,263,327

Health Care Technology (0.1%):
619	Veeva Systems, Inc., Class A*	158,142

Hotels, Restaurants & Leisure (1.4%):
2,733	Hilton Grand Vacations, Inc.*	142,417
2,907	Hilton Worldwide Holdings, Inc.*	453,463
3,936	McDonald’s Corp.	1,055,124
2,975	Melco Resorts & Entertainment, Ltd., ADR*	30,285
2,804	Restaurant Brands International, Inc.	170,147
215	Vail Resorts, Inc.	70,498
3,558	Wendy’s Co. (The)	84,858

		2,006,792

Household Durables (0.3%):
41	NVR, Inc.*	242,264
2,269	Toll Brothers, Inc.	164,253

		406,517

Household Products (1.5%):
1,804	Clorox Co. (The)	314,545
11,105	Procter & Gamble Co. (The)	1,816,556

		2,131,101

Industrial Conglomerates (1.3%):
3,537	3M Co.	628,277
4,582	General Electric Co.	432,862
3,689	Honeywell International, Inc.	769,193

		1,830,332

Insurance (1.9%):
9,916	Aflac, Inc.	578,995
1,112	American Financial Group, Inc.	152,700
1,717	Aon plc, Class A	516,061
1,973	Arch Capital Group, Ltd.*	87,700
3,218	Arthur J. Gallagher & Co.	545,998
2,827	Brown & Brown, Inc.	198,682
1,245	Fidelity National Financial, Inc.	64,964
3,942	Lincoln National Corp.	269,081

See accompanying notes to the financial statements.

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance, continued
59	Markel Corp.*	$72,806
451	RenaissanceRe Holdings, Ltd.	76,368
5,660	Unum Group	139,066

		2,702,421

Interactive Media & Services (6.5%):
498	Alphabet, Inc., Class A*	1,442,726
1,551	Alphabet, Inc., Class C*	4,487,958
1,215	Match Group, Inc.*	160,684
8,818	Meta Platforms, Inc., Class A*	2,965,934
3,557	Twitter, Inc.*	153,733
976	Zillow Group, Inc., Class C*	62,318

		9,273,353

Internet & Direct Marketing Retail (4.0%):
1,564	Amazon.com, Inc.*	5,214,908
180	Booking Holdings, Inc.*	431,861
44	MercadoLibre, Inc.*	59,330

		5,706,099

IT Services (4.0%):
2,546	Automatic Data Processing, Inc.	627,793
655	Black Knight, Inc.*	54,293
419	Block, Inc.*	67,673
1,984	DXC Technology Co.*	63,865
342	EPAM Systems, Inc.*	228,610
3,235	Mastercard, Inc., Class A	1,162,400
3,290	Paychex, Inc.	449,085
5,189	PayPal Holdings, Inc.*	978,541
38	Shopify, Inc., Class A*	52,341
217	Twilio, Inc., Class A*	57,145
1,458	VeriSign, Inc.*	370,069
7,301	Visa, Inc., Class A	1,582,200

		5,694,015

Leisure Products (0.0%†):
331	Polaris, Inc.	36,380

Life Sciences Tools & Services (1.1%):
335	ICON plc*	103,749
877	Illumina, Inc.*	333,646
1,600	Thermo Fisher Scientific, Inc.	1,067,584

		1,504,979

Machinery (1.5%):
3,170	Caterpillar, Inc.	655,366
1,551	Cummins, Inc.	338,335
1,610	Deere & Co.	552,053
1,071	Parker-Hannifin Corp.	340,707
2,111	Pentair plc	154,166
1,101	Timken Co.	76,288

		2,116,915

Media (0.9%):
19,047	Comcast Corp., Class A	958,635
582	Liberty Broadband Corp., Class C*	93,760
5,531	Liberty Global plc, Class C*	155,366
9,768	Sirius XM Holdings, Inc.	62,027

		1,269,788

Shares		Value
Common Stocks, continued
Metals & Mining (0.3%):
2,146	Southern Copper Corp.	$132,430
2,532	Steel Dynamics, Inc.	157,161
1,445	Worthington Industries, Inc.	78,984

		368,575

Mortgage Real Estate Investment Trusts (0.1%):
8,511	Annaly Capital Management, Inc.	66,556

Multiline Retail (0.5%):
1,770	Nordstrom, Inc.*	40,037
3,141	Target Corp.	726,953

		766,990

Multi-Utilities (1.4%):
5,475	Ameren Corp.	487,330
8,256	Consolidated Edison, Inc.	704,402
5,769	Public Service Enterprise Group, Inc.	384,965
4,424	WEC Energy Group, Inc.	429,438

		2,006,135

Oil, Gas & Consumable Fuels (2.4%):
1,083	Cheniere Energy, Inc.	109,838
8,118	Chevron Corp.	952,647
8,673	ConocoPhillips	626,017
20,407	Exxon Mobil Corp.	1,248,705
1,068	HollyFrontier Corp.	35,009
5,874	Occidental Petroleum Corp.	170,287
4,393	ONEOK, Inc.	258,133

		3,400,636

Personal Products (0.0%†):
1,346	Herbalife Nutrition, Ltd.*	55,092

Pharmaceuticals (3.8%):
10,879	Bristol-Myers Squibb Co.	678,306
3,242	Eli Lilly & Co.	895,505
248	Jazz Pharmaceuticals plc*	31,595
10,030	Johnson & Johnson	1,715,832
10,305	Merck & Co., Inc.	789,775
22,747	Pfizer, Inc.	1,343,211

		5,454,224

Professional Services (0.3%):
510	Booz Allen Hamilton Holding Corp.	43,243
1,689	CoStar Group, Inc.*	133,481
1,094	ManpowerGroup, Inc.	106,479
1,210	TransUnion	143,482

		426,685

Road & Rail (1.0%):
1,989	Canadian Pacific Railway, Ltd.	143,089
18,388	CSX Corp.	691,389
836	J.B. Hunt Transport Services, Inc.	170,878
809	Lyft, Inc., Class A*	34,569
1,080	Old Dominion Freight Line, Inc.	387,050
927	Uber Technologies, Inc.*	38,869

		1,465,844

Semiconductors & Semiconductor Equipment (6.4%):
5,627	Advanced Micro Devices, Inc.*	809,725
2,941	Analog Devices, Inc.	516,940
3,471	Applied Materials, Inc.	546,197
1,729	Broadcom, Inc.	1,150,494

See accompanying notes to the financial statements.

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
15,513	Intel Corp.	$798,919
1,442	Marvell Technology, Inc.	126,161
5,254	Micron Technology, Inc.	489,410
9,010	NVIDIA Corp.	2,649,931
5,127	Qualcomm, Inc.	937,574
1,839	Teradyne, Inc.	300,732
4,465	Texas Instruments, Inc.	841,518

		9,167,601

Software (9.8%):
2,425	Adobe, Inc.*	1,375,120
2,779	Cadence Design Systems, Inc.*	517,867
1,086	Fortinet, Inc.*	390,308
26,733	Microsoft Corp.	8,990,842
1,806	Nuance Communications, Inc.*	99,908
7,200	Oracle Corp.	627,912
271	Palo Alto Networks, Inc.*	150,882
3,691	salesforce.com, Inc.*	937,994
898	ServiceNow, Inc.*	582,901
859	SS&C Technologies Holdings, Inc.	70,421
478	VMware, Inc., Class A	55,391
426	Workday, Inc., Class A*	116,375
236	Zoom Video Communications, Inc., Class A*	43,403

		13,959,324

Specialty Retail (2.2%):
2,912	American Eagle Outfitters, Inc.	73,732
301	Burlington Stores, Inc.*	87,745
1,829	Foot Locker, Inc.	79,799
4,524	Home Depot, Inc. (The)	1,877,505
4,034	Lowe’s Cos., Inc.	1,042,708

		3,161,489

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (7.1%):
56,175	Apple, Inc.	$9,974,995
1,086	Dell Technologies, Inc., Class C*	61,000

		10,035,995

Textiles, Apparel & Luxury Goods (0.7%):
296	Lululemon Athletica, Inc.*	115,869
5,188	Nike, Inc., Class B	864,684

		980,553

Tobacco (0.5%):
14,450	Altria Group, Inc.	684,786

Trading Companies & Distributors (0.1%):
675	GATX Corp.	70,328

Total Common Stocks (Cost $50,357,686)		140,938,303

Contracts		Value
Purchased Options (0.6%)^:
Total Purchased Options (Cost $1,395,079)		813,605

Shares		Value
Unaffiliated Investment Company (2.4%):
Money Markets (2.4%):
3,472,898	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(a)	3,472,898

Total Unaffiliated Investment Company (Cost $3,472,898)		3,472,898

Total Investment Securities (Cost $55,225,663) — 102.0%(b)		145,224,806
Net other assets (liabilities) — (2.0)%		(2,814,784)

Net Assets — 100.0%		$142,410,022

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

†	Represents less than 0.05%.

^	See Options table below for more details.

(a)	The rate represents the effective yield at December 31, 2021.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2021

At December 31, 2021, the Fund’s exchange traded options purchased were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

S&P 500 Index	Put	4050.00 USD	2/18/22	43	$174,150	$49,020
S&P 500 Index	Put	4100.00 USD	2/21/22	43	176,300	55,040
S&P 500 Index	Put	4125.00 USD	2/21/22	35	144,375	47,775
S&P 500 Index	Put	4150.00 USD	2/21/22	43	178,450	62,135
S&P 500 Index	Put	4100.00 USD	3/18/22	43	176,300	123,195
S&P 500 Index	Put	4300.00 USD	3/18/22	43	184,900	190,060
S&P 500 Index	Put	4300.00 USD	4/15/22	43	184,900	286,380

Total (Cost $1,395,079)						$813,605

At December 31, 2021, the Fund’s exchange traded options written were as follows:

Description	Put/Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

S&P 500 Index	Call	4700.00 USD	1/21/22	33	$155,100	$(346,170)
S&P 500 Index	Call	4775.00 USD	1/21/22	33	157,575	(168,960)
S&P 500 Index	Call	4650.00 USD	2/18/22	33	153,450	(597,960)
S&P 500 Index	Call	4600.00 USD	2/21/22	32	147,200	(709,280)
S&P 500 Index	Call	4700.00 USD	2/21/22	32	150,400	(457,120)
S&P 500 Index	Call	4800.00 USD	2/21/22	33	158,400	(251,625)
S&P 500 Index	Call	4800.00 USD	3/18/22	32	153,600	(349,760)
S&P 500 Index	Call	4850.00 USD	3/18/22	32	155,200	(260,800)
S&P 500 Index	Call	4900.00 USD	3/18/22	33	161,700	(193,215)

Total (Premiums $3,166,405)						$(3,334,890)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value

Options Written	$(3,334,890)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$55,225,663

Investment securities, at value	145,224,806
Cash	637,799
Interest and dividends receivable	70,485
Reclaims receivable	970
Prepaid expenses	694

Total Assets	145,934,754

Liabilities:
Payable for capital shares redeemed	33,698
Written Options (Premiums received $3,166,405)	3,334,890
Manager fees payable	96,812
Administration fees payable	22,337
Distribution fees payable	30,254
Custodian fees payable	954
Administrative and compliance services fees payable	180
Transfer agent fees payable	762
Trustee fees payable	1,010
Other accrued liabilities	3,835

Total Liabilities	3,524,732

Net Assets	$142,410,022

Net Assets Consist of:
Paid in capital	$72,632,230
Total distributable earnings	69,777,792

Net Assets	$142,410,022

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,827,459
Net Asset Value (offering and redemption price per share)	$16.13

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$2,046,792
Foreign withholding tax	(1,237)

Total Investment Income	2,045,555

Expenses:
Management fees	1,175,152
Administration fees	65,580
Distribution fees	367,234
Custodian fees	7,035
Administrative and compliance services fees	1,827
Transfer agent fees	5,068
Trustee fees	7,620
Professional fees	6,684
Shareholder reports	4,940
Other expenses	3,142

Total expenses	1,644,282

Net Investment Income/(Loss)	401,273

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	10,928,882
Net realized gains/(losses) on written options contracts	(11,109,414)
Change in net unrealized appreciation/depreciation on securities	14,421,080
Change in net unrealized appreciation/depreciation on written options contracts	871,564

Net realized and Change in net unrealized gains/losses on investments	15,112,112

Change in Net Assets Resulting From Operations	$15,513,385

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$401,273	$938,347
Net realized gains/(losses) on investments	(180,532)	5,449,612
Change in unrealized appreciation/depreciation on investments	15,292,644	2,482,252

Change in net assets resulting from operations	15,513,385	8,870,211

Distributions to Shareholders:
Distributions	(927,444)	(1,474,529)

Change in net assets resulting from distributions to shareholders	(927,444)	(1,474,529)

Capital Transactions:
Proceeds from shares issued	7,578,785	18,152,814
Proceeds from dividends reinvested	927,444	1,474,529
Value of shares redeemed	(25,065,408)	(33,600,618)

Change in net assets resulting from capital transactions	(16,559,179)	(13,973,275)

Change in net assets	(1,973,238)	(6,577,593)
Net Assets:
Beginning of period	144,383,260	150,960,853

End of period	$142,410,022	$144,383,260

Share Transactions:
Shares issued	501,529	1,356,062
Dividends reinvested	59,490	106,005
Shares redeemed	(1,614,036)	(2,554,063)

Change in shares	(1,053,017)	(1,091,996)

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$14.61	$13.76	$12.54	$13.32	$12.29

Investment Activities:
Net Investment Income/(Loss)	0.04 (a)	0.09 (a)	0.13 (a)	0.18	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.58	0.91	1.22	(0.79)	1.04

Total from Investment Activities	1.62	1.00	1.35	(0.61)	1.16

Distributions to Shareholders From:
Net Investment Income	(0.10)	(0.15)	(0.13)	(0.17)	(0.13)

Total Dividends	(0.10)	(0.15)	(0.13)	(0.17)	(0.13)

Net Asset Value, End of Period	$16.13	$14.61	$13.76	$12.54	$13.32

Total Return(b)	11.13%	7.30%	10.82%	(4.65)%	9.46%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$142,410	$144,383	$150,961	$147,792	$213,295
Net Investment Income/(Loss)	0.27%	0.67%	1.01%	0.93%	1.06%
Expenses Before Reductions(c)	1.12%	1.12%	1.11%	1.10%	1.10%
Expenses Net of Reductions	1.12%	1.12%	1.11%	1.10%	1.10%
Portfolio Turnover Rate	11%	30%	19%	9%	24%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2021

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2021, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written when writing options. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. For the period ended December 31, 2021, the monthly average notional amount for written options contracts was $1.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Options Contracts	$—		Written Options Contracts	$3,334,890

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$(11,109,414)	$871,564

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Gateway Fund	0.80%	1.25%

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2021

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$140,938,303	$—	$—	$140,938,303
Purchased Options	813,605	—	—	813,605
Unaffiliated Investment Company	3,472,898	—	—	3,472,898

Total Investment Securities	145,224,806	—	—	145,224,806

Other Financial Instruments:*
Written Options	(3,334,890)	—	—	(3,334,890)

Total Investments	$141,889,916	$—	$—	$141,889,916

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Gateway Fund	$16,585,357	$53,657,382

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2021

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $52,571,055. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$90,769,065
Unrealized (depreciation)	(1,450,204)

Net unrealized appreciation/(depreciation)	$89,318,861

As of the end of its tax year ended December 31, 2021, the Fund had capital loss carry forwards (“CLCFs”) as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset.

During the year ended December 31, 2021, the Fund utilized $729,370 in CLCFs to offset capital gains.

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total Amount

AZL Gateway Fund	$20,695,938	$—	$20,695,938

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$927,444	$—	$927,444

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Gateway Fund	$1,474,529	$—	$1,474,529

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Gateway Fund	$404,910	$—	$(20,695,938)	$90,068,820	$69,777,792

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of options contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 80% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Gateway Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Gateway Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

17

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

18

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

19

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were

20

able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

21

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

22

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

23

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Government Money Market Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 6

Statement of Operations Page 6

Statements of Changes in Net Assets Page 7

Financial Highlights Page 8

Notes to the Financial Statements Page 9

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory and Subadvisory Agreements Page 16

Information about the Board of Trustees and Officers Page 19

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Government Money Market Fund (the “Fund”) returned 0.00%. That compared to a 0.04% total return for its benchmark, the Three-Month U.S. Treasury Bill Index.1

The year began with a transition to the Biden-Harris administration, a $1.9 trillion stimulus package, and an acceleration of COVID-19 vaccination programs. Rising vaccination rates helped achieve a gradual reopening of the economy through the first half of the period, which helped drive additional economic growth. However, the arrival of the Delta and Omicron variants in the latter part of 2021 raised fears about the negative economic impacts of a new surge in COVID-19 cases.

Despite these concerns late in the period, economic conditions in the U.S. were markedly better in 2021 than they were in 2020. The U.S. posted strong GDP growth throughout the year, while the unemployment rate fell from 6.3% in January to 3.9% at the end of December. However, inflation rose throughout the year, with the U.S. Consumer Price Index (CPI) posting an annual increase of 6.8% by the end of November — the largest increase in more than 30 years.

In part due to the rise in inflation, the Federal Open Market Committee (FOMC) pivoted from a dovish tone early in the year to a more hawkish one in the final months of 2021. Along with a few technical interest rate adjustments during the year, the FOMC announced in November that it would begin tapering its asset purchase efforts. In December, the FOMC indicated it would accelerate that tapering plan, and it announced three interest rate hikes for 2022.

The FOMC’s ultra-accommodative policies, in place throughout most of the year, were a major theme for the period, as was the large and growing supply/demand imbalance for securities at the short end of the yield curve. Although the yield curve was relatively flat during the period, yields still moved within a tight range. The Fund was positioned to take advantage of that movement by targeting lower duration securities in the middle of the year, and slightly longer durations after the FOMC’s technical adjustments.

The Fund also benefited from its positioning around the year-end debt ceiling impasse, both in the lead-up to the default deadline and in the wake of the mid-December increase in the debt limit.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing at least 99.5% of its total assets in cash, government securities (including U.S. Treasury bills, notes, and other obligations guaranteed as to principal and interest by the U.S. Government, its agencies, or instrumentalities), or repurchase agreements that are collateralized fully by cash or government securities.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® Government Money Market Fund	0.00%	0.53%	0.53%	0.27%
Three-Month U.S. Treasury Bill Index	0.04%	0.82%	1.06%	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.34% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2021
	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	0.00%	0.00%	0.00%

The Manager, the Distributor and the Fund have entered into a written agreement to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor is also permitted to waive its Rule 12b-1 fees during such periods under this agreement. There is no guarantee the Fund will be able to avoid a negative yield. Such amounts waived, reimbursed or paid by the Manager and/ or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements.

The 7-day yield quotation is as of December 31, 2021 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Government Money Market Fund	$1,000.00	$1,000.00	$0.35	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Government Money Market Fund	$1,000.00	$1,024.85	$0.36	0.07%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Repurchase Agreements	43.3%

U.S. Government Agency Mortgages	33.4

U.S. Treasury Obligations	26.3

Total Investment Securities	103.0

Net other assets (liabilities)	(3.0)

Net Assets	100.0%

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Government Agency Mortgages (33.4%):
Federal Home Loan Bank (20.8%)
$4,595,000	0.05%, 1/12/22	$4,594,985
5,245,000	0.04%, 1/12/22(a)	5,244,936
1,465,000	0.05%, 1/14/22(a)	1,464,976
640,000	0.05%, 1/25/22	639,999
2,305,000	0.05%, 1/28/22	2,304,999
6,985,000	0.05%, 1/28/22	6,984,944
4,225,000	0.05%, 2/1/22	4,224,960
1,140,000	0.05%, 2/7/22	1,139,999
1,235,000	0.05%, 2/8/22(a)	1,234,935
4,700,000	0.05%, 2/11/22(a)	4,699,732
9,655,000	0.06%, 2/14/22(a)	9,654,379
3,795,000	0.05%, 2/15/22(a)	3,794,787
8,670,000	0.05%, 2/16/22(a)	8,669,501
3,570,000	0.05%, 2/18/22(a)	3,569,762
2,585,000	0.17%(SOFR+12bps), 2/28/22	2,585,000
7,200,000	0.05%, 3/2/22(a)	7,199,412
7,525,000	0.05%, 3/8/22(a)	7,524,379
385,000	0.05%, 3/11/22(a)	384,967
8,485,000	0.04%, 3/18/22(a)	8,484,212
4,840,000	0.06%, 3/22/22	4,839,973
335,000	0.06%(SOFR+1bps), 3/28/22	335,000
550,000	0.06%(SOFR+1bps), 3/30/22	550,000
1,675,000	0.04%, 4/1/22(a)	1,674,816
5,095,000	0.06%, 4/22/22(a)	5,094,120
885,000	0.11%(SOFR+7bps), 4/28/22	885,000
2,070,000	0.06%, 5/23/22	2,069,955
2,575,000	0.06%(SOFR+1bps), 9/6/22	2,575,000
5,025,000	0.07%(SOFR+2bps), 12/16/22	5,025,000
5,000,000	0.10%(SOFR+6bps), 2/3/23	5,000,000

		112,449,728

Federal Farm Credit Bank (10.5%)
865,000	0.05%, 1/7/22(a)	864,993
1,955,000	0.23%(SOFR+18bps), 1/14/22	1,955,000
1,630,000	0.05%, 1/31/22(a)	1,629,932
4,000,000	0.37%, 2/8/22	4,000,000
5,000,000	0.05%, 3/3/22(a)	4,999,577
3,295,000	0.05%, 4/19/22(a)	3,294,506
685,000	0.21%(USBMMY3M+12bps), 5/2/22	684,986
3,000,000	0.10%(SOFR+5bps), 5/5/22	2,999,953
2,000,000	0.06%, 6/21/22(a)	1,999,430
1,475,000	0.24%(SOFR+19bps), 7/14/22	1,475,000
4,065,000	0.27%(FEDL01+18bps), 7/20/22	4,064,779
6,150,000	0.07%, 8/10/22	6,149,815
2,230,000	0.14%(SOFR+10bps), 9/2/22	2,230,000
1,845,000	0.14%(SOFR+9bps), 10/7/22	1,845,000
2,250,000	0.13%(SOFR+8bps), 10/14/22	2,250,000
2,705,000	0.12%(SOFR+8bps), 11/3/22	2,705,000
4,150,000	0.08%(SOFR+3bps), 1/12/23	4,149,784
1,070,000	0.11%(SOFR+6bps), 1/20/23	1,070,000
2,740,000	0.10%(SOFR+5bps), 8/22/23	2,740,000
1,870,000	0.10%(SOFR+5bps), 9/28/23	1,870,000
3,435,000	0.11%(SOFR+6bps), 11/22/23	3,435,000

		56,412,755

Federal National Mortgage Association (1.4%)
2,035,000	0.05%, 3/2/22(a)	2,034,830

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$2,685,000	0.40%(SOFR+35bps), 4/7/22	$2,685,000
2,935,000	0.44%(SOFR+39bps), 4/15/22	2,935,000

		7,654,830

Federal Home Loan Mortgage Corp. (0.7%)
2,000,000	0.08%, 7/25/22	2,000,496
1,535,000	0.11%(SOFR+7bps), 11/10/22	1,535,000

		3,535,496

Total U.S. Government Agency Mortgages (Cost $180,052,809)		180,052,809

U.S. Treasury Obligations (26.3%):
U.S. Treasury Notes (2.9%)
4,165,000	0.05%, 1/31/22	4,169,485
120,000	0.09%, 2/28/22	120,316
120,000	0.09%, 3/31/22	120,082
805,000	0.07%, 5/15/22	811,070
100,000	0.07%, 6/15/22	100,759
360,000	0.07%, 6/30/22	360,096
5,000,000	0.13%(USBMMY3M+5bps), 1/31/23	5,000,356
5,000,000	0.12%(USBMMY3M+4bps), 10/31/23	5,000,000

		15,682,164

U.S. Treasury Bills (23.4%)
4,850,400	0.06%, 3/1/22(a)	4,849,985
31,575,000	0.05%, 3/3/22(a)	31,572,325
29,378,000	0.06%, 3/10/22(a)	29,374,694
3,940,000	0.08%, 3/24/22(a)	3,939,327
10,900,000	0.09%, 3/31/22(a)	10,897,710
940,000	0.07%, 4/5/22(a)	939,820
5,765,000	0.11%, 4/26/22(a)	5,762,974
11,465,000	0.13%, 5/3/22(a)	11,460,269
9,825,000	0.13%, 6/16/22(a)	9,819,111
10,050,000	0.17%, 6/23/22(a)	10,042,768
4,635,000	0.21%, 6/30/22(a)	4,630,133
1,906,800	0.08%, 9/8/22(a)	1,905,807
995,000	0.40%, 12/29/22(a)	991,098

		126,186,021

Total U.S. Treasury Obligations (Cost $141,868,185)		141,868,185

Repurchase Agreements (43.3%):
15,000,000	Bank of Montreal, 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $15,000,063, Collateralized by U.S. Treasury Obligations, 0.00%, 2/15/29 — 8/15/50, fair value of $15,300,000)	15,000,000
45,000,000	Bank of Nova Scotia, 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $45,000,188, Collateralized by U.S. Treasury Obligations, 0.00% — 5.25%, 4/7/22 — 2/15/49, fair value of $45,900,198)	45,000,000
35,000,000	BNP Paribas, 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $35,000,146, Collateralized by U.S. Government Agency Obligations, 0.00% — 6.50%, 12/31/23 — 9/1/51, fair value of $35,808,771)	35,000,000
34,000,000	Citigroup Global Markets, 0.06%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $34,000,170, Collateralized by U.S. Treasury Notes, 0.13% — 2.88%, 10/15/23 — 4/30/25, fair value of $34,680,053)	34,000,000

See accompanying notes to the financial statements.

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Repurchase Agreements, continued
$30,000,000	Mitsubishi UFJ Securities USA, Inc., 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $30,000,125, Collateralized by U.S. Treasury Obligations, 0.38% — 1.13%, 7/15/23 — 2/29/28, fair value of $30,600,060)	$30,000,000
30,000,000	Natixis, 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $30,000,125, Collateralized by U.S. Treasury Obligations, 0.00% — 6.00%, 1/20/22 — 12/31/26, fair value of $30,600,019)	30,000,000
45,000,000	Toronto Dominion Bank NY, 0.05%, 1/3/22, (Purchased on 12/31/21, proceeds at maturity $45,000,188, Collateralized by U.S. Treasury Notes, 0.63% — 2.25%, 4/15/22 — 8/15/30, fair value of $45,900,056)	45,000,000

Total Repurchase Agreements (Cost $234,000,000)		234,000,000

Total Investment Securities (Cost $555,920,994) — 103.0%(b)		555,920,994
Net other assets (liabilities) — (3.0)%		(16,025,284)

Net Assets — 100.0%		$539,895,710

Percentages indicated are based on net assets as of December 31, 2021.

FEDL01—Effective Federal Fund Rate

SOFR—Secured Overnight Financing Rate

USBMMY3M—3 Month Treasury Bill Rate

(a)	The rate represents the effective yield at December 31, 2021.
(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$321,920,994

Investment securities, at value	$321,920,994
Repurchase agreements, at value/cost	234,000,000
Cash	324,009
Interest and dividends receivable	51,626
Receivable from Manager	105,591
Prepaid expenses	2,262

Total Assets	556,404,482

Liabilities:
Payable for investments purchased	16,310,254
Administration fees payable	71,175
Distribution fees payable	107,165
Custodian fees payable	1,547
Administrative and compliance services fees payable	613
Transfer agent fees payable	828
Trustee fees payable	3,443
Other accrued liabilities	13,747

Total Liabilities	16,508,772

Net Assets	$539,895,710

Net Assets Consist of:
Paid in capital	$539,886,711
Total distributable earnings	8,999

Net Assets	$539,895,710

Shares of beneficial interest (unlimited number of shares authorized, no par value)	539,886,834
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$390,671

Total Investment Income	390,671

Expenses:
Management fees	1,719,608
Administration fees	159,776
Distribution fees	1,228,294
Custodian fees	10,664
Administrative and compliance services fees	5,473
Transfer agent fees	4,816
Trustee fees	23,444
Professional fees	20,073
Shareholder reports	16,784
Other expenses	9,583

Total expenses before reductions	3,198,515
Less Management fees contractually waived	(49,139)
Less expenses waived/reimbursed by the Manager for minimum daily yield	(2,758,972)

Net expenses	390,404

Net Investment Income/(Loss)	267

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	8,732

Net realized and Change in net unrealized gains/losses on investments	8,732

Change in Net Assets Resulting From Operations	$8,999

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$267	$908,615
Net realized gains/(losses) on investments	8,732	3,042

Change in net assets resulting from operations	8,999	911,657

Distributions to Shareholders:
Distributions	(4,913)	(908,616)

Change in net assets resulting from distributions to shareholders	(4,913)	(908,616)

Capital Transactions:
Proceeds from shares issued	890,444,096	808,011,798
Proceeds from dividends reinvested	4,913	908,615
Value of shares redeemed	(958,627,851)	(682,376,967)

Change in net assets resulting from capital transactions	(68,178,842)	126,543,446

Change in net assets	(68,174,756)	126,546,487
Net Assets:
Beginning of period	608,070,466	481,523,979

End of period	$539,895,710	$608,070,466

Share Transactions:
Shares issued	890,444,096	808,011,797
Dividends reinvested	4,913	908,614
Shares redeemed	(958,627,850)	(682,376,967)

Change in shares	(68,178,841)	126,543,444

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021		2020		2019	2018	2017

Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	—	(a)(b)	—	(b)	0.01 (b)	0.01	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	— (a)	— (a)	—	(a)

Total from Investment Activities	—	(a)	—		0.01	0.01	—

Distributions to Shareholders From:
Net Investment Income	—	(a)	—	(a)	(0.01)	(0.01)	—	(a)
Net Realized Gains	—		—		— (a)	—	—	(a)

Total Dividends	—	(a)	—	(a)	(0.01)	(0.01)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return(c)	0.00%		0.21%		1.39%	1.01%	0.05%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$539,896		$608,070		$481,524	$453,175	$490,632
Net Investment Income/(Loss)	0.00	%(a)	0.18%		1.37%	1.00%	0.04%
Expenses Before Reductions(d)	0.65%		0.66%		0.88%	0.87%	0.87%
Expenses Net of Reductions	0.08	%(e)	0.35	%(e)	0.87%	0.87%	0.87%

(a)	Represents less than $0.005 or 0.005%.

(b)	Calculated using the average shares method.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2021

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Government Money Market Fund	0.35%	0.87%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.34% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

The Manager, the Distributor and the Fund have entered into a written agreement to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily yield for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees under this agreement. There is no guarantee the Fund will avoid a negative yield. Such amounts waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2021 are reflected on the Statement of Operations as “Expenses waived/reimbursed by the Manager for minimum daily yield.”

At December 31, 2021, the reimbursements of minimum daily yield waivers subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2023	Expires 12/31/2024	Total

AZL Government Money Market Fund	$1,499,146	$2,758,972	$4,258,118

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

10

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2021

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The Fund, which operates as a government money market fund, is eligible and has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

U.S. Government Agency Mortgages	$—	$180,052,809	$—	$180,052,809
U.S. Treasury Obligations	—	141,868,185	—	141,868,185
Repurchase Agreements	—	234,000,000	—	234,000,000

Total Investment Securities	$—	$555,920,994	$—	$555,920,994

5. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Repurchase Agreement Risk: The Fund may invest in repurchase agreements as a principal strategy. There is a potential for loss to the Fund if the seller defaults and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. It is possible the fair value of the collateral securities could decline in value during the period in which the Fund seeks to assert its rights.

6. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2021

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $555,920,994. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	—

Net unrealized appreciation/(depreciation)	$—

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$4,913	$—	$4,913

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Government Money Market Fund	$908,616	$–	$908,616

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

AZL Government Money Market Fund	$8,999	$—	$—	$—	$8,999

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Government Money Market Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $2,775.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission each month on Form N-MFP. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov. The Fund makes portfolio holdings information available to shareholders on its website.

15

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each

16

other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

17

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

19

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® International Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 23

Other Information Page 24

Approval of Investment Advisory and Subadvisory Agreements Page 25

Information about the Board of Trustees and Officers Page 28

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® International Index Fund (the “Fund”) returned 10.55%. That compared to an 11.78% total return for its benchmark, the MSCI EAFE Index.1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets. It is an unmanaged, market capitalization-weighted index comprising stocks of large- and mid-cap stocks across developed markets in Europe, Australasia, and the Far East.

During the first quarter, global optimism around a sustainable reopening of the economy due to vaccine rollouts among developed markets helped drive positive performance. Despite the uptick in the number of COVID-19 cases in Europe, equities rallied over the quarter, reinforced by an increase in demand for goods and manufacturing activities. The Japanese market continued its recovery throughout the quarter despite the state of emergency in Tokyo. Japanese equities were supported by strong earnings reports and hopes of stimulus and economic reopening as COVID cases declined.

Over the second quarter, strong economic data across developed markets and accommodative fiscal policies helped support additional equity gains. The markets’ rising concerns around higher inflation and the Federal Reserve’s (Fed’s) cautious announcement in June contributed to muted market performance for a short period. The Japanese market recovered toward the end of May, following the reinstatement of state of emergency protocols in Tokyo and other regions. As a response, the Japanese government rolled out several mass vaccination centers, and quarterly earnings reports largely met or exceeded analyst forecasts.

The global economic recovery continued through July and August. However, those gains were offset by a market decline during September. Concerns regarding the U.S. debt ceiling and potential global systematic risk from the crisis at Chinese property developer Evergrande weighed down on global equity markets. The spread of the Delta variant, as well as fears around higher inflation and ongoing supply chain issues, also weighed on market sentiment during the third quarter. In Europe, however, markets remained resilient as hospitalization rates dropped despite a new wave of COVID-19 cases. The Bank of England announced a shift in its policy, suggesting that a rate rise could come in early 2022. For its part, the European Central Bank announced a slower pace of asset purchases but stopped short of setting a path toward higher rates.

In the fourth quarter, developed equity markets posted positive returns in October on the back of strong corporate earnings reports and robust economic data. However, the emergence of yet another new COVID-19 variant (Omicron) in November dampened market performance and put pressure on central banks as they faced rising inflation rates on the back of ongoing supply chain disruptions. Markets rebounded in December as data indicated the new variant was less severe than expected despite higher transmissibility. In Japan, uncertainty over COVID-19 restrictions, a weaker yen, and higher commodity prices weighed on the economy and market performance over the quarter.

The Fund underperformed its benchmark primarily due to expenses incurred by the Fund.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and Fund managers keep cash to cover all outstanding futures positions fully.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Years	Since Inception
AZL® International Index Fund (Class 1 Shares)	10/17/2016	10.80%	13.22%	9.38%	—	9.12%
AZL® International Index Fund (Class 2 Shares)	5/1/2009	10.55%	12.97%	9.11%	7.48%	7.70%
MSCI EAFE Index (gross of withholding taxes)	5/1/2009	11.78%	14.08%	10.07%	8.53%	8.91%
MSCI EAFE Index (net of withholding taxes)	5/1/2009	11.26%	13.54%	9.55%	8.03%	8.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® International Index Fund (Class 1 Shares)	0.46%
AZL® International Index Fund (Class 2 Shares)	0.71%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (MSCI EAFE) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL International Index Fund, Class 1	$1,000.00	$1,018.80	$2.39	0.47%

AZL International Index Fund, Class 2	$1,000.00	$1,017.90	$3.66	0.72%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL International Index Fund, Class 1	$1,000.00	$1,022.84	$2.40	0.47%

AZL International Index Fund, Class 2	$1,000.00	$1,021.58	$3.67	0.72%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

((Unaudited)

Investments	Percent of Net Assets

Financials	16.8%

Industrials	16.0

Consumer Discretionary	12.7

Health Care	12.7

Consumer Staples	10.2

Information Technology	9.6

Materials	7.5

Communication Services	4.5

Utilities	3.4

Energy	3.3

Real Estate	2.8

Total Common Stocks and Preferred Stocks	99.5

Short-Term Security Held as Collateral for Securities on Loan	0.1

Unaffiliated Investment Company	— †

Total Investment Securities	99.6

Net other assets (liabilities)	0.4

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.1%):
Aerospace & Defense (1.1%):
59,163	Airbus SE*	$7,555,236
323,321	BAE Systems plc	2,408,733
2,600	Dassault Aviation SA	280,914
2,648	Elbit Systems, Ltd.	458,997
5,550	MTU Aero Engines AG	1,128,300
811,907	Rolls-Royce Holdings plc*	1,353,828
34,814	Safran SA	4,275,416
151,200	Singapore Technologies Engineering, Ltd.	422,272
11,099	Thales SA	944,469

		18,828,165

Air Freight & Logistics (0.5%):
100,501	Deutsche Post AG	6,468,329
19,174	InPost SA*	231,592
33,300	SG Holdings Co., Ltd.	779,815
30,300	Yamato Holdings Co., Ltd.	710,676

		8,190,412

Airlines (0.1%):
15,100	ANA Holdings, Inc.*	315,723
63,572	Deutsche Lufthansa AG, Registered Shares*	447,319
15,670	Japan Airlines Co., Ltd.*	299,236
83,673	Qantas Airways, Ltd.*	305,067
132,250	Singapore Airlines, Ltd.*	490,290

		1,857,635

Auto Components (0.9%):
15,300	Aisin Sieki Co., Ltd.	586,751
57,500	Bridgestone Corp.	2,474,557
17,097	Compagnie Generale des Establissements Michelin SCA, Class B	2,802,252
10,683	Continental AG*	1,130,908
43,800	Denso Corp.	3,617,367
8,878	Faurecia SA	422,300
3,329	Faurecia SE	155,413
10,300	Koito Manufacturing Co., Ltd.	545,490
12,500	Stanley Electric Co., Ltd.	312,951
78,500	Sumitomo Electric Industries, Ltd.	1,023,622
14,300	Toyota Industries Corp.	1,142,816
23,890	Valeo SA	722,036

		14,936,463

Automobiles (2.8%):
33,495	Bayerische Motoren Werke AG (BMW)	3,375,044
86,043	Daimler AG, Registered Shares	6,606,617
12,714	Ferrari NV	3,269,957
163,900	Honda Motor Co., Ltd.	4,603,517
57,400	Isuzu Motors, Ltd.	714,296
55,200	Mazda Motor Corp.*	424,808
225,300	Nissan Motor Co., Ltd.*	1,088,929
19,998	Renault SA*	694,409
104,077	Stellantis NV	1,954,004
102,332	Stellantis NV	1,939,436
59,500	Subaru Corp.	1,064,290
38,300	Suzuki Motor Corp.	1,475,122
1,069,930	Toyota Motor Corp.	19,754,203
3,377	Volkswagen AG	993,175
29,100	Yamaha Motor Co., Ltd.	698,173

		48,655,980

Shares		Value
Common Stocks, continued
Banks (8.4%):
44,460	ABN AMRO Group NV	$653,533
286,708	Australia & New Zealand Banking Group, Ltd.	5,738,893
665,948	Banco Bilbao Vizcaya Argentaria SA	3,953,352
1,755,979	Banco Santander SA	5,860,446
109,272	Bank Hapoalim BM	1,126,272
151,152	Bank Leumi Le-Israel Corp.	1,625,647
1,703,109	Barclays plc	4,328,163
112,897	BNP Paribas SA	7,799,792
357,500	BOC Hong Kong Holdings, Ltd.	1,171,700
433,539	CaixaBank SA	1,188,740
50,300	Chiba Bank, Ltd. (The)	287,817
94,893	Commerzbank AG*	723,068
178,657	Commonwealth Bank of Australia	13,128,964
114,300	Concordia Financial Group, Ltd.	415,471
124,676	Credit Agricole SA	1,780,667
71,758	Danske Bank A/S	1,226,530
183,400	DBS Group Holdings, Ltd.	4,441,332
92,703	DNB Bank ASA	2,124,731
35,576	Erste Group Bank AG	1,672,226
62,732	Finecobank Banca Fineco SpA	1,092,389
74,400	Hang Seng Bank, Ltd.	1,362,194
2,054,253	HSBC Holdings plc	12,428,272
392,809	ING Groep NV	5,473,098
1,654,760	Intesa Sanpaolo SpA	4,274,907
117,795	Isreal Discount Bank	791,940
39,400	Japan Post Bank Co., Ltd.	361,441
24,988	KBC Group NV	2,146,012
7,103,235	Lloyds Banking Group plc	4,578,514
64,613	Mediobanca SpA	738,512
1,239,100	Mitsubishi UFJ Financial Group, Inc.	6,733,135
15,040	Mizrahi Tefahot Bank, Ltd.	580,346
244,763	Mizuho Financial Group, Inc.	3,113,740
334,381	National Australia Bank, Ltd.	7,016,790
595,378	Natwest Group plc	1,813,852
322,396	Nordea Bank AB	3,927,656
349,199	Oversea-Chinese Banking Corp., Ltd.	2,956,873
14,105	Raiffeisen International Bank-Holding AG	414,782
198,987	Resona Holdings, Inc.	774,144
40,300	Shizuoka Bank, Ltd. (The)	288,062
162,873	Skandinaviska Enskilda Banken AB, Class A	2,257,165
81,518	Societe Generale	2,799,033
265,054	Standard Chartered plc	1,601,658
130,469	Sumitomo Mitsui Financial Group, Inc.	4,460,382
35,103	Sumitomo Mitsui Trust Holdings, Inc.	1,172,139
143,563	Svenska Handelsbanken AB, Class A	1,550,347
89,636	Swedbank AB, Class A	1,800,772
214,103	Unicredit SpA	3,295,554
122,573	United Overseas Bank, Ltd.	2,448,293
372,248	Westpac Banking Corp.	5,786,231

		147,285,577

Beverages (2.1%):
76,285	Anheuser-Busch InBev NV	4,618,123
45,700	Asahi Breweries, Ltd.	1,773,875
159,300	Budweiser Brewing Co. APAC, Ltd.	417,831
10,198	Carlsberg A/S, Class B	1,751,997
19,778	Coca-Cola European Partners plc	1,101,801
21,102	Coca-Cola HBC AG	727,386

See accompanying notes to the financial statements.

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Beverages, continued
54,381	David Campari-Milano NV	$791,670
235,533	Diageo plc	12,837,297
11,986	Heineken Holding NV	1,106,512
26,159	Heineken NV	2,941,137
6,000	ITO EN, Ltd.	315,133
80,200	Kirin Holdings Co., Ltd.	1,286,414
21,347	Pernod Ricard SA	5,135,564
2,253	Remy Cointreau SA	548,373
14,600	Suntory Beverage & Food, Ltd.	528,133
69,034	Treasury Wine Estates, Ltd.	622,239

		36,503,485

Biotechnology (0.9%):
4,510	Argenx SE*^	1,593,853
48,193	CSL, Ltd.	10,203,454
6,624	Genmab A/S*	2,652,586
31,583	Grifols SA	604,240

		15,054,133

Building Products (1.3%):
18,700	AGC, Inc.	892,736
101,252	ASSA Abloy AB, Class B	3,076,916
51,463	Compagnie de Saint-Gobain SA	3,619,592
25,100	Daikin Industries, Ltd.	5,695,024
3,616	Geberit AG, Registered Shares	2,944,574
15,267	Kingspan Group plc	1,827,177
28,000	Lixil Corp.	746,287
142,128	Nibe Industrier AB, Class B	2,131,688
817	ROCKWOOL International A/S, Class B	357,634
14,700	TOTO, Ltd.	676,257
190,000	Xinyi Glass Holdings, Ltd.	475,771

		22,443,656

Capital Markets (2.8%):
96,154	3i Group plc	1,880,906
6,085	Amundi SA	502,261
20,141	ASX, Ltd.	1,361,524
267,207	Credit Suisse Group AG	2,592,559
150,300	Daiwa Securities Group, Inc.	847,844
207,977	Deutsche Bank AG, Registered Shares*	2,610,204
19,233	Deutsche Boerse AG	3,221,615
30,266	EQT AB	1,645,681
8,637	Euronext NV	896,716
5,295	Futu Holdings, Ltd., ADR*	229,274
37,543	Hargreaves Lansdown plc	688,818
121,493	Hong Kong Exchanges & Clearing, Ltd.	7,101,405
53,000	Japan Exchange Group, Inc.	1,160,514
21,922	Julius Baer Group, Ltd.	1,465,433
32,877	London Stock Exchange Group plc	3,076,673
35,024	Macquarie Group, Ltd.	5,234,526
12,753	Magellan Financial Group, Ltd.	197,112
299,900	Nomura Holdings, Inc.	1,308,133
2,259	Partners Group Holding AG	3,725,227
25,290	SBI Holdings, Inc.	689,447
13,061	Schroders plc	627,371
73,500	Singapore Exchange, Ltd.	507,657
52,207	St. James Place plc	1,189,054
354,560	UBS Group AG	6,365,772

		49,125,726

Shares		Value
Common Stocks, continued
Chemicals (3.6%):
47,731	Air Liquide SA	$8,322,391
18,896	Akzo Nobel NV	2,079,872
6,387	Arkema SA	900,759
130,500	Asahi Kasei Corp.	1,226,742
92,022	BASF SE	6,471,812
11,119	Christian Hansen Holding A/S	874,282
21,010	Clariant AG	438,624
18,813	Covestro AG	1,160,747
13,801	Croda International plc	1,892,468
671	EMS-Chemie Holding AG	749,048
21,816	Evonik Industries AG	707,001
6,565	FUCHS PETROLUB SE	298,342
942	Givaudan SA, Registered Shares	4,958,339
73,284	ICL Group, Ltd.	704,685
20,134	Johnson Matthey plc	559,175
19,500	JSR Corp.	741,866
18,800	Kansai Paint Co., Ltd.	408,695
17,529	Koninklijke DSM NV	3,935,388
7,976	Lanxess AG	494,867
133,200	Mitsubishi Chemical Holdings Corp.	986,888
18,100	Mitsubishi Gas Chemical Co., Inc.	306,617
19,400	Mitsui Chemicals, Inc.	521,289
74,000	Nippon Paint Holdings Co., Ltd.	806,968
13,900	Nippon Sanso Holdings Corp.	303,757
12,000	Nissan Chemical Corp.	697,094
14,500	Nitto Denko Corp.	1,120,951
20,528	Novozymes A/S, Class B	1,681,204
40,418	Orica, Ltd.	403,036
35,700	Shin-Etsu Chemical Co., Ltd.	6,184,133
14,245	Sika AG	5,914,985
7,710	Solvay SA	898,773
155,000	Sumitomo Chemical Co., Ltd.	730,550
12,772	Symrise AG	1,894,306
133,000	Toray Industries, Inc.	788,543
28,400	Tosoh Corp.	421,322
19,106	Umicore SA	779,463
16,878	Yara International ASA	853,000

		62,217,982

Commercial Services & Supplies (0.3%):
142,584	Brambles, Ltd.	1,102,720
22,100	Dai Nippon Printing Co., Ltd.	555,967
192,916	Rentokil Initial plc	1,525,782
21,800	SECOM Co., Ltd.	1,513,854
32,576	Securitas AB, Class B	447,901
6,200	Sohgo Security Services Co., Ltd.	246,382
26,200	TOPPAN, INC.	491,209

		5,883,815

Communications Equipment (0.4%):
545,510	Nokia OYJ*	3,426,628
295,809	Telefonaktiebolaget LM Ericsson, Class B	3,250,272

		6,676,900

Construction & Engineering (0.7%):
23,922	ACS Actividades de Construccion y Servicios SA	641,566
23,768	Bouygues SA	851,527
8,666	Eiffage SA	893,780
47,468	Ferrovial SA	1,488,567

See accompanying notes to the financial statements.

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Construction & Engineering, continued
42,800	Kajima Corp.	$491,653
69,500	Obayashi Corp.	537,880
60,400	Shimizu Corp.	374,478
35,392	Skanska AB, Class B	911,936
20,600	Taisei Corp.	626,063
53,700	Vinci SA	5,689,194

		12,506,644

Construction Materials (0.6%):
78,173	CRH plc	4,128,742
14,390	HeidelbergCement AG	974,854
52,748	Holcim, Ltd.	2,685,328
46,209	James Hardie Industries SE	1,859,527

		9,648,451

Consumer Finance (0.0%†):
—	Isracard, Ltd.	2

Containers & Packaging (0.1%):
25,497	Smurfit Kappa Group plc	1,409,389

Diversified Consumer Services (0.0%†):
21,043	IDP Education, Ltd.	530,547

Diversified Financial Services (0.9%):
3,632	Eurazeo SE	317,481
11,283	EXOR NV	1,004,217
10,956	Groupe Bruxelles Lambert SA	1,224,268
13,325	Industrivarden AB, Class A	423,080
16,614	Industrivarden AB, Class C	519,821
50,272	Investor AB	1,318,302
185,759	Investor AB, Class B	4,647,180
23,067	Kinnevik AB, Class B*	816,305
7,907	L E Lundbergforetagen AB	441,975
270,482	M&G plc	730,053
63,300	Mitsubishi HC Capital, Inc.	313,203
122,600	ORIX Corp.	2,502,699
1,656	Sofina SA	814,236
228,152	Standard Life Aberdeen plc	743,476
3,900	Tokyo Century Corp.	189,250
2,640	Wendel	316,500

		16,322,046

Diversified Telecommunication Services (1.7%):
888,641	BT Group plc	2,031,634
51,678	Cellnex Telecom SAU	3,000,150
333,913	Deutsche Telekom AG, Registered Shares	6,205,247
14,797	Elisa OYJ	908,691
404,525	HKT Trust & HKT, Ltd.	543,796
34,963	Infrastrutture Wireless Italiane SpA	423,275
349,796	Koninklijke KPN NV	1,086,115
130,804	Nippon Telegraph & Telephone Corp.	3,577,060
199,787	Orange SA	2,140,131
15,181	Proximus SADP	296,004
807,800	Singapore Telecommunications, Ltd.	1,391,042
193,685	Spark New Zealand, Ltd.	599,606
2,533	Swisscom AG, Registered Shares	1,429,444
1,036,625	Telecom Italia SpA	509,723
87,057	Telefonica Deutschland Holding AG	240,825
545,624	Telefonica SA^	2,375,042
72,797	Telenor ASA	1,145,944
276,553	Telia Co AB	1,081,737

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
402,715	Telstra Corp., Ltd.	$1,224,694
9,884	United Internet AG, Registered Shares	392,040

		30,602,200

Electric Utilities (1.8%):
193,004	AusNet Services	360,729
62,500	Chubu Electric Power Co., Inc.	659,999
65,570	CK Infrastructure Holdings, Ltd.	417,544
171,000	CLP Holdings, Ltd.	1,727,066
288,800	EDP – Energias de Portugal SA	1,584,019
44,122	Electricite de France	518,465
2,734	Elia Group SA/NV	360,490
33,044	Endesa SA	761,673
815,220	Enel SpA	6,491,786
46,207	Fortum OYJ	1,411,219
292,500	HK Electric Investments, Ltd.	287,011
577,558	Iberdrola SA	6,767,473
68,100	Kansai Electric Power Co., Inc. (The)	637,463
61,309	Mercury NZ, Ltd.	256,765
183,228	Origin Energy, Ltd.	699,879
19,089	Orsted A/S	2,451,625
144,500	Power Assets Holdings, Ltd.	900,689
41,252	Red Electrica Corp SA	892,795
104,523	Scottish & Southern Energy plc	2,330,339
135,086	Terna SpA	1,089,817
159,400	Tokyo Electric Power Co. Holdings, Inc.*	412,604
6,614	Verbund AG, Class A	746,412

		31,765,862

Electrical Equipment (2.0%):
165,573	ABB, Ltd.	6,310,622
13,400	Fuji Electric Co., Ltd.	731,834
27,041	Legrand SA	3,164,440
183,500	Mitsubishi Electric Corp.	2,327,301
44,900	Nidec Corp.	5,278,953
24,934	Prysmian SpA	939,381
54,543	Schneider Electric SA	10,692,113
41,578	Siemens Energy AG*	1,064,436
25,813	Siemens Gamesa Renewable Energy*	612,165
100,591	Vestas Wind Systems A/S	3,042,342

		34,163,587

Electronic Equipment, Instruments & Components (1.8%):
12,800	Azbil Corp.	583,266
39,497	Halma plc	1,705,507
14,600	Hamamatsu Photonics KK	931,892
199,849	Hexagon AB, Class B	3,147,448
3,214	Hirose Electric Co., Ltd.	540,532
11,000	Ibiden Co., Ltd.	650,291
19,680	Keyence Corp.	12,370,285
32,000	Kyocera Corp.	1,999,947
58,600	Murata Manufacturing Co., Ltd.	4,653,328
18,400	Omron Corp.	1,833,738
22,900	Shimadzu Corp.	966,835
38,100	TDK Corp.	1,487,664
27,200	Venture Corp., Ltd.	369,946
21,900	Yokogawa Electric Corp.	394,990

		31,635,669

See accompanying notes to the financial statements.

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Energy Equipment & Services (0.0%†):
49,170	Tenaris SA	$513,129

Entertainment (0.9%):
97,547	Bollore, Inc.	545,781
18,300	Capcom Co., Ltd.	430,937
46,866	Embracer Group AB*	496,757
5,980	Koei Tecmo Holdings Co., Ltd.^	235,301
9,900	Konami Holdings Corp.	475,227
50,800	Nexon Co., Ltd.	979,833
11,200	Nintendo Co., Ltd.	5,225,012
13,889	Sea, Ltd., ADR*	3,107,108
8,000	Square Enix Holdings Co., Ltd.	410,438
10,900	Toho Co., Ltd.	466,815
8,761	UbiSoft Entertainment SA*	429,633
71,712	Universal Music Group NV	2,021,704
71,712	Vivendi Universal SA	970,094

		15,794,640

Equity Real Estate Investment Trusts (1.4%):
334,683	Ascendas Real Estate Investment Trust	733,157
85,015	British Land Co. plc	609,485
481,113	CapitaLand Mall Trust	728,815
5,555	Covivio	456,709
206	Daiwahouse Residential Investment Corp.	624,227
102,333	Dexus	827,978
4,954	Gecina SA	692,851
449	GLP J-REIT	775,985
167,631	Goodman Group	3,236,331
202,654	GPT Group	799,168
675	Japan Metropolitan Fund Invest	581,643
130	Japan Real Estate Investment Corp.	738,134
20,015	Klepierre	474,570
67,234	Land Securities Group plc	705,017
207,000	Link REIT (The)	1,823,633
235,300	Mapletree Commercial Trust	346,824
323,434	Mapletree Logistics Trust	456,127
377,732	Mirvac Group	800,736
155	Nippon Building Fund, Inc.	903,000
212	Nippon Prologis REIT, Inc.	749,745
441	Nomura Real Estate Master Fund, Inc.	620,419
251	Orix JREIT, Inc.	392,404
539,983	Scentre Group	1,241,634
118,843	SERGO plc	2,308,141
248,341	Stockland	766,260
12,965	Unibail-Rodamco-Westfield*	903,779
410,409	Vicinity Centres	505,484

		23,802,256

Food & Staples Retailing (1.3%):
68,000	AEON Co., Ltd.	1,601,839
63,796	Carrefour SA	1,169,169
132,156	Coles Group, Ltd.	1,724,951
5,622	Colruyt SA	238,477
2,200	Cosmos Pharmaceutical Corp.	323,255
131,643	Endeavour Group, Ltd.	645,595
155,527	J Sainsbury plc	579,772
26,690	Jeronimo Martins SGPS SA	610,776
28,415	Kesko OYJ, Class B	942,530
13,900	Kobe Bussan Co., Ltd.	537,867
106,126	Koninklijke Ahold Delhaize NV	3,636,048

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
5,100	LAWSON, Inc.	$241,382
76,400	Seven & I Holdings Co., Ltd.	3,358,899
778,927	Tesco plc	3,053,345
3,700	Tsuruha Holdings, Inc.	354,819
9,400	Welcia Holdings Co., Ltd.	293,069
128,657	Woolworths Group, Ltd.	3,557,936

		22,869,729

Food Products (3.4%):
48,600	Ajinomoto Co., Inc.	1,477,857
37,063	Associated British Foods plc	1,005,127
343	Barry Callebaut AG, Registered Shares	833,677
11	Chocoladefabriken Lindt & Spruengli AG	1,475,058
66,689	Danone SA	4,142,015
7,602	JDE Peet’s NV	234,215
15,924	Kerry Group plc, Class A	2,052,540
15,100	Kikkoman Corp.	1,269,768
107	Lindt & Spruengli AG	1,478,246
11,652	Meiji Holdings Co., Ltd.	695,032
45,728	Mowi ASA	1,082,675
283,765	Nestle SA, Registered Shares	39,681,094
19,545	Nisshin Seifun Group, Inc.	281,332
5,900	Nissin Foods Holdings Co., Ltd.	429,833
78,138	Orkla ASA, Class A	783,770
8,700	Toyo Suisan Kaisha, Ltd.	368,053
769,797	WH Group, Ltd.	482,886
199,900	Wilmar International, Ltd.	614,708
13,400	Yakult Honsha Co., Ltd.	698,155

		59,086,041

Gas Utilities (0.4%):
122,751	APA Group	899,152
22,895	Enagas SA	529,477
19,676	Gas Natural SDG SA	638,713
1,109,135	Hong Kong & China Gas Co., Ltd.	1,726,819
39,000	Osaka Gas Co., Ltd.	645,914
209,789	Snam SpA	1,260,812
39,300	Tokyo Gas Co., Ltd.	706,509

		6,407,396

Health Care Equipment & Supplies (2.3%):
50,916	Alcon, Inc.	4,487,429
17,860	Ambu A/S, Class B	467,525
22,200	Asahi Intecc Co., Ltd.	475,676
4,310	BioMerieux	612,592
4,187	Carl Zeiss Meditec AG	880,968
6,839	Cochlear, Ltd.	1,073,494
11,847	Coloplast A/S, Class B	2,072,835
10,100	Demant A/S*	512,445
2,417	DiaSorin SpA	459,752
56,022	Fisher & Paykel Healthcare Corp., Ltd.	1,255,939
23,058	Getinge AB, Class B	1,001,894
12,113	GN Store Nord A/S	756,981
37,000	HOYA Corp.	5,487,111
5,005	Inmode, Ltd.*	353,253
92,917	Koninklijke Philips NV	3,453,350
111,300	Olympus Corp.	2,556,917
2,597	Sartorius AG	1,757,600
29,006	Siemens Healthineers AG	2,173,321

See accompanying notes to the financial statements.

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
91,252	Smith & Nephew plc	$1,596,936
5,502	Sonova Holding AG, Registered Shares	2,149,621
1,031	Straumann Holding AG, Registered Shares, Class R	2,179,267
16,600	Sysmex Corp.	2,236,906
64,900	Terumo Corp.	2,742,862

		40,744,674

Health Care Providers & Services (0.4%):
12,628	Amplifon SpA	678,500
21,329	Fresenius Medical Care AG & Co., KGaA	1,381,550
41,738	Fresenius SE & Co. KGaA	1,682,698
20,600	Medipal Holdings Corp.	386,023
5,013	Orpea	501,315
19,049	Ramsay Health Care, Ltd.	988,683
46,943	Ryman Healthcare, Ltd.	393,555
44,295	Sonic Healthcare, Ltd.	1,504,303

		7,516,627

Health Care Technology (0.1%):
44,500	M3, Inc.	2,241,819

Hotels, Restaurants & Leisure (1.4%):
17,675	Accor SA*	571,934
59,983	Aristocrat Leisure, Ltd.	1,901,993
181,138	Compass Group plc*	4,034,358
42,095	Crown Resorts, Ltd.*	367,032
5,969	Domino’s Pizza Enterprises, Ltd.	512,604
17,109	Evolution AB	2,407,767
16,871	Flutter Entertainment plc*	2,661,851
209,000	Galaxy Entertainment Group, Ltd.*	1,083,019
653,157	Genting Singapore, Ltd.	375,721
60,885	GVC Holdings plc*	1,382,139
17,748	InterContinental Hotels Group plc*	1,142,173
9,051	La Francaise des Jeux SAEM	400,975
7,029	McDonald’s Holdings Co., Ltd.	311,089
25,792	Melco Resorts & Entertainment, Ltd., ADR*	262,563
20,200	Oriental Land Co., Ltd.	3,404,645
252,332	Sands China, Ltd.*	587,811
9,204	Sodexo SA	806,971
216,784	Tabcorp Holdings, Ltd.	792,778
20,998	Whitbread plc*	847,999

		23,855,422

Household Durables (1.5%):
105,941	Barratt Developments plc	1,070,002
10,916	Berkeley Group Holdings plc	703,538
23,465	Electrolux AB, Class B	567,473
41,082	Husqvarna AB, Class B	654,324
16,200	Iida Group Holdings Co., Ltd.	375,913
222,600	Panasonic Corp.	2,448,701
33,195	Persimmon plc	1,280,094
3,700	Rinnai Corp.	332,876
2,943	SEB SA	458,351
39,700	Sekisui Chemical Co., Ltd.	663,535
59,900	Sekisui House, Ltd.	1,286,052
24,500	Sharp Corp.	280,793
127,000	Sony Group Corp.	16,056,772
351,444	Taylor Wimpey plc	832,276

		27,010,700

Shares		Value
Common Stocks, continued
Household Products (0.6%):
60,537	Essity AB, Class B	$1,976,041
10,811	Henkel AG & Co. KGaA	845,189
22,400	Lion Corp.	299,366
71,919	Reckitt Benckiser Group plc	6,168,652
40,000	Unicharm Corp.	1,738,720

		11,027,968

Independent Power and Renewable Electricity Producers (0.1%):
27,555	EDP Renovaveis SA	683,234
123,351	Meridian Energy, Ltd.	410,261
8,605	Uniper SE	409,220

		1,502,715

Industrial Conglomerates (1.6%):
268,244	CK Hutchison Holdings, Ltd.	1,731,041
9,292	DCC plc	759,707
97,620	Hitachi, Ltd.	5,288,701
15,609	Investment AB Latour, Class B	636,805
21,000	Jardine Matheson Holdings, Ltd.	1,156,069
159,300	Keppel Corp., Ltd.	605,388
23,499	Lifco AB, Class B	703,913
454,887	Melrose Industries plc	986,868
76,935	Siemens AG, Registered Shares	13,371,812
41,236	Smiths Group plc	878,859
40,600	Toshiba Corp.	1,669,886

		27,789,049

Insurance (4.7%):
20,063	Admiral Group plc	857,600
171,254	AEGON NV	853,416
18,216	Ageas NV	944,278
1,219,200	AIA Group, Ltd.	12,291,661
41,555	Allianz SE, Registered Shares+	9,823,501
110,775	Assicurazioni Generali SpA	2,337,750
392,685	Aviva plc	2,180,313
194,731	AXA SA	5,802,852
4,823	Baloise Holding AG, Registered Shares	787,681
16,528	CNP Assurances SA	409,282
101,400	Dai-ichi Life Holdings, Inc.	2,048,965
19,206	Gjensidige Forsikring ASA	466,683
6,273	Hannover Rueck SE	1,194,374
256,458	Insurance Australia Group, Ltd.	794,810
248,400	Japan Post Holdings Co., Ltd.	1,939,116
19,500	Japan Post Insurance Co., Ltd.	313,381
597,220	Legal & General Group plc	2,403,645
266,611	Medibank Private, Ltd.	649,830
46,311	MS&AD Insurance Group Holdings, Inc.	1,429,195
13,950	Muenchener Rueckversicherungs-Gesellschaft AG	4,138,101
27,506	NN Group NV	1,486,463
65,334	Phoenix Group Holdings plc	576,167
56,002	Poste Italiane SpA	734,845
262,586	Prudential plc	4,527,240
143,233	QBE Insurance Group, Ltd.	1,182,952
50,137	Sampo Oyj, Class A	2,501,095
30,925	Sompo Holdings, Inc.	1,306,647
133,228	Suncorp Group, Ltd.	1,073,444
3,157	Swiss Life Holding AG, Registered Shares	1,932,880
30,435	Swiss Re AG	3,007,089

See accompanying notes to the financial statements.

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance, continued
57,636	T&D Holdings, Inc.	$737,761
63,800	Tokio Marine Holdings, Inc.	3,546,185
37,459	Tryg A/S	925,974
15,243	Zurich Insurance Group AG	6,682,115

		81,887,291

Interactive Media & Services (0.3%):
25,768	Adevinta ASA*	342,601
100,515	Auto Trader Group plc	1,004,553
13,000	Kakaku.com, Inc.	347,065
5,498	REA Group, Ltd.	670,674
8,529	Scout24 AG	597,847
33,025	Seek, Ltd.	787,769
276,000	Z Holdings Corp.	1,601,898

		5,352,407

Internet & Direct Marketing Retail (1.0%):
16,337	Delivery Hero SE*	1,823,811
2,947	Fiverr International, Ltd.*	335,074
16,359	HelloFresh SE*	1,258,230
17,726	Just Eat Takeaway*	956,086
10,800	Mercari, Inc.*	550,350
50,636	Ocado Group plc*	1,148,662
94,401	Prosus NV	7,873,569
90,100	Rakuten, Inc.	904,131
22,814	Zalando SE*	1,849,859
13,200	ZOZO, Inc.	411,093

		17,110,865

IT Services (1.6%):
1,989	Adyen NV*	5,203,188
21,602	Afterpay, Ltd.*	1,292,720
45,406	Amadeus IT Group SA*	3,058,018
8,520	Bechtle AG	610,688
16,281	Capgemini SA	3,976,271
52,517	Computershare, Ltd.	764,242
24,045	Edenred	1,109,634
19,900	Fujitsu, Ltd.	3,410,212
3,900	GMO Payment Gateway, Inc.	483,555
9,500	Itochu Techno-Solutions Corp.	305,655
45,718	Nexi SpA*	722,495
34,138	Nomura Research Institute, Ltd.	1,454,035
61,400	NTT Data Corp.	1,316,695
6,800	OBIC Co., Ltd.	1,273,050
10,700	Otsuka Corp.	510,799
13,500	SCSK Corp.	268,719
24,000	TIS, Inc.	712,359
5,789	Wix.com, Ltd.*	913,446
23,655	Worldline SA*	1,318,043

		28,703,824

Leisure Products (0.2%):
20,800	Bandai Namco Holdings, Inc.	1,626,803
7,400	Shimano, Inc.	1,966,962
13,900	Yamaha Corp.	685,358

		4,279,123

Life Sciences Tools & Services (0.6%):
625	Bachem Holding AG, Class B	489,770
13,231	Eurofins Scientific SE	1,637,965

Shares		Value
Common Stocks, continued
Life Sciences Tools & Services, continued
7,515	Lonza Group AG, Registered Shares	$6,262,383
22,367	Qiagen NV*	1,246,225
2,877	Sartorius Stedim Biotech	1,575,503

		11,211,846

Machinery (3.3%):
30,679	Alfa Laval AB	1,227,907
32,515	Alstom SA	1,157,914
39,031	Atlas Copco AB	2,279,008
67,178	Atlas Copco AB, Class A	4,651,946
101,517	CNH Industrial NV	1,949,527
10,500	Daifuku Co., Ltd.	858,306
43,022	Daimler Truck Holding AG*	1,581,417
68,561	Epiroc AB, Class A	1,738,845
41,269	Epiroc AB, Class B	875,489
19,500	FANUC Corp.	4,134,443
15,961	GEA Group AG	873,868
29,600	Hino Motors, Ltd.	244,023
10,100	Hitachi Construction Machinery Co., Ltd.	292,050
5,700	Hoshizaki Corp.	427,451
7,507	Kion Group AG	824,611
6,939	Knorr-Bremse AG	684,732
87,700	Komatsu, Ltd.	2,054,204
34,257	Kone OYJ, Class B	2,435,815
4,665	Kornit Digital, Ltd.*	710,246
102,900	Kubota Corp.	2,284,942
9,900	Kurita Water Industries, Ltd.	468,157
23,300	Makita Corp.	989,396
37,800	MINEBEA MITSUMI, Inc.	1,073,315
27,700	Misumi Group, Inc.	1,136,951
33,300	Mitsubishi Heavy Industries, Ltd.	770,909
8,000	Miura Co., Ltd.	275,496
25,300	NGK Insulators, Ltd.	427,708
533	Rational AG	546,379
113,923	Sandvik AB	3,184,117
4,236	Schindler Holding AG	1,136,901
1,874	Schindler Holding AG, Registered Shares	500,570
39,703	SKF AB, Class B	936,284
5,800	SMC Corp.	3,913,513
7,263	Spirax-Sarco Engineering plc	1,580,059
138,500	Techtronic Industries Co., Ltd.	2,757,025
2,722	VAT Group AG	1,346,261
18,388	Volvo AB, Class A	429,990
144,708	Volvo AB, Class B	3,337,519
44,492	Wartsila OYJ Abp, Class B	619,560
23,300	Yaskawa Electric Corp.	1,142,824

		57,859,678

Marine (0.4%):
299	A.P. Moeller – Maersk A/S, Class A	996,829
596	A.P. Moeller – Maersk A/S, Class B	2,139,286
5,618	Kuehne & Nagel International AG, Registered Shares	1,807,317
15,800	Nippon Yusen KK	1,203,636
138,000	SITC International Holdings Co., Ltd.	499,507

		6,646,575

Media (0.4%):
42,100	Cyberagent, Inc.	700,732
20,777	Dentsu Group, Inc.	740,770

See accompanying notes to the financial statements.

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Media, continued
22,700	Hakuhodo DY Holdings, Inc.	$378,233
156,276	Informa plc*	1,087,922
80,532	Pearson plc	666,713
23,197	Publicis Groupe SA	1,561,628
7,838	Schibsted ASA, Class A	302,973
9,116	Schibsted ASA, Class B	305,381
120,890	WPP plc	1,826,974

		7,571,326

Metals & Mining (3.0%):
130,612	Anglo American plc	5,345,370
41,026	Antofagasta plc	745,584
67,673	ArcelorMittal	2,176,527
213,757	BHP Group plc	6,369,355
298,264	BHP Group, Ltd.	9,025,087
52,411	BlueScope Steel, Ltd.	800,488
28,553	Boliden AB	1,107,268
182,201	Evolution Mining, Ltd.	539,028
45,492	EVRAZ plc	371,262
170,577	Fortescue Metals Group, Ltd.	2,393,073
1,001,691	Glencore plc	5,095,354
23,100	Hitachi Metals, Ltd.*	427,934
47,600	JFE Holdings, Inc.	607,248
84,951	Newcrest Mining, Ltd.	1,514,120
88,948	Nippon Steel Corp.	1,454,983
139,912	Norsk Hydro ASA	1,102,468
107,364	Northern Star Resources, Ltd.	735,737
113,020	Rio Tinto plc	7,450,213
37,494	Rio Tinto, Ltd.	2,738,853
455,650	South32, Ltd.	1,335,316
25,700	Sumitomo Metal & Mining Co., Ltd.	972,158
11,188	Voestalpine AG	407,811

		52,715,237

Multiline Retail (0.4%):
13,831	Next plc	1,521,454
40,200	Pan Pacific International Holdings Corp.	553,751
26,600	Ryohin Keikaku Co., Ltd.	405,718
113,933	Wesfarmers, Ltd.	4,915,141

		7,396,064

Multi-Utilities (1.0%):
226,611	E.ON SE	3,143,125
183,694	Engie Group	2,719,725
362,174	National Grid plc	5,224,693
64,562	RWE AG	2,622,867
35,955	Suez	810,863
66,741	Veolia Environnement SA	2,448,000

		16,969,273

Oil, Gas & Consumable Fuels (3.3%):
12,705	Aker BP ASA^	390,425
25,826	Ampol, Ltd.	557,351
2,028,270	BP plc	9,021,588
319,220	ENEOS Holdings, Inc.	1,195,118
255,346	ENI SpA	3,529,484
97,838	Equinor ASA	2,582,442
52,149	Galp Energia SGPS SA	505,639
20,687	Idemitsu Kosan Co., Ltd.	528,467
106,500	INPEX Corp.	928,847

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
20,822	Lundin Energy AB	$746,991
42,511	Neste Oyj	2,096,037
15,404	OMV AG	875,176
147,155	Repsol SA	1,746,495
413,679	Royal Dutch Shell plc, Class A	9,075,294
372,545	Royal Dutch Shell plc, Class B	8,176,001
312,977	Santos, Ltd.	1,438,533
251,824	TotalEnergies SE	12,789,153
21,943	Washington H. Soul Pattinson & Co., Ltd.	473,266
94,785	Woodside Petroleum, Ltd.	1,513,656

		58,169,963

Paper & Forest Products (0.3%):
47,327	Mondi plc	1,166,013
79,100	Oji Holdings Corp.	382,454
56,138	Stora Enso OYJ, Registered Shares, Class R	1,020,794
63,032	Svenska Cellulosa AB SCA, Class B	1,116,941
55,527	UPM-Kymmene OYJ	2,098,361

		5,784,563

Personal Products (1.9%):
10,487	Beiersdorf AG	1,078,927
48,600	Kao Corp.	2,543,608
5,200	Kobayashi Pharmaceutical Co., Ltd.	408,760
3,000	Kose Corp.	340,441
25,243	L’Oreal SA	11,965,123
10,200	Pola Orbis Holdings, Inc.	170,035
40,300	Shiseido Co., Ltd.	2,247,736
261,601	Unilever plc	14,012,615

		32,767,245

Pharmaceuticals (8.3%):
188,400	Astellas Pharma, Inc.	3,064,640
156,216	AstraZeneca plc	18,199,839
98,959	Bayer AG, Registered Shares	5,297,229
67,600	Chugai Pharmaceutical Co., Ltd.	2,192,909
177,000	Daiichi Sankyo Co., Ltd.	4,501,633
23,600	Eisai Co., Ltd.	1,340,276
505,692	GlaxoSmithKline plc	10,993,859
18,438	Hikma Pharmaceuticals plc	552,907
3,643	Ipsen SA	333,100
28,100	Kyowa Kirin Co., Ltd.	766,066
13,066	Merck KGaA	3,377,684
5,400	Nippon Shinyaku Co., Ltd.	375,362
220,861	Novartis AG, Registered Shares	19,401,582
170,111	Novo Nordisk A/S, Class B	19,019,993
35,400	Ono Pharmaceutical Co., Ltd.	877,683
10,166	Orion OYJ, Class B	421,816
40,600	Otsuka Holdings Co., Ltd.	1,469,447
10,485	Recordati SpA	671,565
70,747	Roche Holding AG	29,336,792
3,329	Roche Holding AG	1,490,115
114,275	Sanofi	11,480,567
33,800	Santen Pharmaceutical Co., Ltd.	412,470
26,300	Shionogi & Co., Ltd.	1,858,167
17,800	Sumitomo Dainippon Pharma Co., Ltd.	205,094
3,300	Taisho Pharmaceutical Holdings Co., Ltd.	151,801
158,173	Takeda Pharmacuetical Co., Ltd.	4,323,507
114,076	Teva Pharmaceutical Industries, Ltd., ADR*	913,749

See accompanying notes to the financial statements.

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
13,153	UCB SA	$1,502,935
5,072	Vifor Pharma AG	908,455

		145,441,242

Professional Services (1.9%):
16,122	Adecco SA, Registered Shares	824,524
8,100	Benefit One, Inc.	347,607
28,499	Bureau Veritas SA	945,866
93,365	Experian plc	4,579,160
16,791	Intertek Group plc	1,276,618
31,500	Nihon M&A Center, Inc.	770,270
16,700	Persol Holdings Co., Ltd.	485,056
12,440	Randstad NV	852,155
136,700	Recruit Holdings Co., Ltd.	8,288,042
195,070	RELX plc	6,356,521
601	SGS SA, Registered Shares	2,002,601
5,905	Teleperformance	2,632,470
27,052	Wolters Kluwer NV	3,179,277

		32,540,167

Real Estate Management & Development (1.4%):
103,938	Aroundtown SA	629,479
4,494	Azrieli Group	428,869
74,028	BGP Holdings plc*(a)	—
274,500	Capitaland Investment, Ltd. / Singapore*	694,776
33,900	City Developments, Ltd.	171,481
193,744	CK Asset Holdings, Ltd.	1,221,824
6,200	Daito Trust Construction Co., Ltd.	708,437
56,100	Daiwa House Industry Co., Ltd.	1,613,732
196,400	ESR Cayman, Ltd.*	664,798
10,270	Fastighets AB Balder*	741,078
206,000	Hang Lung Properties, Ltd.	423,793
150,956	Henderson Land Development Co., Ltd.	642,988
125,800	Hongkong Land Holdings, Ltd.	653,713
38,200	Hulic Co., Ltd.	362,746
7,501	LEG Immobilien SE	1,047,722
72,800	Lend Lease Group	566,288
117,400	Mitsubishi Estate Co., Ltd.	1,627,762
91,400	Mitsui Fudosan Co., Ltd.	1,810,883
158,655	New World Development Co., Ltd.	628,070
12,300	Nomura Real Estate Holdings, Inc.	283,115
8,300	Open House Co., Ltd.	435,093
16,235	Sagax AB, Class B	548,196
368,601	Sino Land Co., Ltd.	459,188
32,200	Sumitomo Realty & Development Co., Ltd.	947,256
135,500	Sun Hung Kai Properties, Ltd.	1,644,942
57,464	Swire Pacific, Ltd., Class A	326,988
125,200	Swire Properties, Ltd.	313,786
7,294	Swiss Prime Site AG	715,655
36,896	UOL Group, Ltd.	194,284
73,557	Vonovia SE	4,061,183
158,300	Wharf Real Estate Investment Co., Ltd.	804,151

		25,372,276

Road & Rail (0.9%):
197,101	Aurizon Holdings, Ltd.	500,456
14,300	Central Japan Railway Co.	1,908,115
20,391	DSV PANALPINA A/S	4,712,295
30,013	East Japan Railway Co.	1,845,923
24,100	Hankyu Hanshin Holdings, Inc.	684,238

Shares		Value
Common Stocks, continued
Road & Rail, continued
10,000	Keio Corp.	$440,870
14,200	Keisei Electric Railway Co., Ltd.	384,033
16,600	Kintetsu Group Holdings Co., Ltd.*	464,153
160,994	MTR Corp., Ltd.	864,148
8,100	Nippon Express Co., Ltd.	486,662
28,800	Odakyu Electric Railway Co., Ltd.	534,929
20,700	Tobu Railway Co., Ltd.	472,318
52,000	Tokyu Corp.	690,931
21,900	West Japan Railway Co.	913,904

		14,902,975

Semiconductors & Semiconductor Equipment (3.5%):
19,800	Advantest Corp.	1,859,372
4,721	ASM International NV	2,072,937
41,666	ASML Holding NV	33,220,267
2,700	Disco Corp.	825,330
131,806	Infineon Technologies AG	6,111,155
7,400	Lasertec Corp.	2,249,974
130,400	Renesas Electronics Corp.*	1,601,487
8,400	ROHM Co., Ltd.	760,127
68,961	STMicroelectronics NV	3,379,948
33,500	SUMCO Corp.	678,397
15,100	Tokyo Electron, Ltd.	8,645,575

		61,404,569

Software (1.7%):
12,426	AVEVA Group plc	570,192
10,966	Check Point Software Technologies, Ltd.*	1,278,197
3,816	CyberArk Software, Ltd.*	661,237
67,130	Dassault Systemes SE	3,981,930
5,434	Nemetschek SE	697,018
6,266	NICE Systems, Ltd.*	1,903,725
3,700	Oracle Corp.	280,959
105,305	Sage Group plc	1,211,137
105,488	SAP SE	15,064,513
52,620	Sinch AB*	663,798
6,948	Temenos AG	959,059
13,900	Trend Micro, Inc.	769,040
14,383	WiseTech Global, Ltd.	610,598
13,738	Xero, Ltd.*	1,406,856

		30,058,259

Specialty Retail (0.7%):
187,800	Chow Tai Fook Jewellery Group, Ltd.	337,811
5,900	Fast Retailing Co., Ltd.	3,350,835
71,579	Hennes & Mauritz AB, Class B	1,404,296
2,000	Hikari Tsushin, Inc.	308,003
110,913	Industria de Diseno Textil SA	3,594,182
250,320	JD Sports Fashion plc*	735,340
219,592	Kingfisher plc	1,003,812
8,300	Nitori Co., Ltd.	1,241,473
20,700	USS Co., Ltd.	323,286

		12,299,038

Technology Hardware, Storage & Peripherals (0.5%):
22,600	Brother Industries, Ltd.	434,543
100,400	Canon, Inc.	2,445,429
36,300	FUJIFILM Holdings Corp.	2,691,345
18,009	Logitech International SA, Class R	1,507,802
25,500	NEC Corp.	1,177,449

See accompanying notes to the financial statements.

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
69,700	Ricoh Co., Ltd.	$649,128
27,900	Seiko Epson Corp.	502,463

		9,408,159

Textiles, Apparel & Luxury Goods (3.5%):
19,310	Adidas AG	5,568,510
42,114	Burberry Group plc	1,031,750
52,802	Cie Financiere Richemont SA	7,887,157
28,773	EssilorLuxottica SA	6,124,318
3,180	Hermes International SA	5,552,320
7,593	Kering	6,092,011
27,938	LVMH Moet Hennessy Louis Vuitton SA	23,052,322
20,158	Moncler SpA	1,456,798
9,744	Pandora A/S	1,212,904
10,277	Puma SE	1,258,252
3,010	Swatch Group AG (The), Class B	917,285
4,961	Swatch Group AG (The), Registered Shares	289,583

		60,443,210

Tobacco (0.8%):
219,378	British American Tobacco plc	8,126,807
94,383	Imperial Brands plc, Class A	2,063,542
120,300	Japan Tobacco, Inc.	2,425,939
158,994	Swedish Match AB	1,263,725

		13,880,013

Trading Companies & Distributors (1.6%):
44,544	Ashtead Group plc	3,569,004
16,073	Brenntag AG	1,456,074
32,576	Bunzl plc	1,270,082
22,232	Ferguson plc	3,948,605
5,745	IMCD NV	1,275,315
120,700	Itochu Corp.	3,692,474
151,900	Marubeni Corp.	1,478,794
128,300	Mitsubishi Corp.	4,074,403
157,300	Mitsui & Co., Ltd.	3,725,412
26,400	MonotaRo Co., Ltd.	475,897
27,340	Reece, Ltd.	538,405
111,200	Sumitomo Corp.	1,644,331
22,100	Toyota Tsushu Corp.	1,018,604

		28,167,400

Transportation Infrastructure (0.5%):
7,242	Aena SME SA*	1,143,823
3,168	Aeroports de Paris*	409,288
51,730	Atlantia SpA*	1,027,512
135,017	Auckland International Airport, Ltd.*	712,270

Shares		Value
Common Stocks, continued
Transportation Infrastructure, continued
42,517	Getlink SE	$705,269
126,182	Sydney Airport*	797,137
306,982	Transurban Group	3,088,406

		7,883,705

Water Utilities (0.1%):
25,693	Severn Trent plc	1,025,912
70,941	United Utilities Group plc	1,046,941

		2,072,853

Wireless Telecommunication Services (1.1%):
161,800	KDDI Corp.	4,730,056
286,000	Softbank Corp.	3,617,192
121,200	SoftBank Group Corp.	5,727,616
47,630	Tele2 AB	679,110
2,822,545	Vodafone Group plc	4,209,018

		18,962,992

Total Common Stocks (Cost $1,166,068,204)		1,733,668,629

Preferred Stocks (0.4%):
Automobiles (0.3%):
5,192	Bayerische Motoren Werke AG (BMW), 2.62%, 5/15/20	433,323
15,930	Porsche Automobil Holding SE, 2.65%, 5/20/20	1,511,609
18,925	Volkswagen AG, 2.74%, 5/8/20	3,824,189

		5,769,121

Household Products (0.1%):
18,535	Henkel AG & Co. KGaA, 2.60%, 4/21/20	1,500,884

Total Preferred Stocks (Cost $5,574,776)		7,270,005

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.1%):
$ 1,683,810	BlackRock Liquidity FedFund, Institutional Class, 0.03%(b)(c)	$1,683,810

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,683,810)		1,683,810

Shares		Value
Unaffiliated Investment Company (0.0%†):
Money Markets (0.0%†):
24,363	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	$24,363

Total Unaffiliated Investment Company (Cost $24,363)		24,363

Total Investment Securities (Cost $1,173,351,153) — 99.6%(d)		1,742,646,807
Net other assets (liabilities) — 0.4%		6,774,730

Net Assets — 100.0%		$1,749,421,537

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,594,332.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

See accompanying notes to the financial statements.

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2021

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Australia	7.1%
Austria	0.2%
Belgium	0.8%
Bermuda	0.1%
China	— %†
Denmark	2.7%
Finland	1.3%
France	10.8%
Germany	8.8%
Hong Kong	2.6%
Ireland	1.2%
Isle of Man	0.1%
Israel	0.7%
Italy	2.1%

Country	Percentage
Japan	22.5%
Luxembourg	0.2%
Netherlands	5.8%
New Zealand	0.3%
Norway	0.7%
Poland	— %†
Portugal	0.2%
Singapore	1.2%
Spain	2.3%
Sweden	3.7%
Switzerland	10.8%
United Kingdom	13.7%
United States	0.1%

100.0%

†	Represents less than 0.05%.

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index March Futures (Australian Dollar)	3/17/22	3	$400,815	$4,370

DJ EURO STOXX 50 March Futures (Euro)	3/18/22	30	1,464,260	43,069

FTSE 100 Index March Futures (British Pounds)	3/18/22	9	892,047	11,452

SGX Nikkei 225 Index September March (Japanese Yen)	3/10/22	7	875,228	18,820

				$77,711

See accompanying notes to the financial statements.

13

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in non-affiliates, at cost	$1,167,226,338
Investments in affiliates, at cost	6,124,815

Investments in non-affiliates, at value(a)	$1,732,823,306
Investments in affiliates, at value	9,823,501
Deposit at broker for futures contracts collateral	251,722
Interest and dividends receivable	1,472,743
Foreign currency, at value (cost $1,879,044)	1,904,237
Receivable for investments sold	22,501
Reclaims receivable	6,498,442
Prepaid expenses	8,491

Total Assets	1,752,804,943

Liabilities:
Payable for investments purchased	918
Payable for capital shares redeemed	312,276
Payable for collateral received on loaned securities	1,683,810
Payable for variation margin on futures contracts	12,271
Manager fees payable	510,290
Administration fees payable	261,056
Distribution fees payable	343,117
Custodian fees payable	51,332
Administrative and compliance services fees payable	3,512
Transfer agent fees payable	2,860
Trustee fees payable	19,728
Other accrued liabilities	182,236

Total Liabilities	3,383,406

Net Assets	$1,749,421,537

Net Assets Consist of:
Paid in capital	$1,156,709,667
Total distributable earnings	592,711,870

Net Assets	$1,749,421,537

Class 1
Net Assets	$99,304,037
Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,822,698
Net Asset Value (offering and redemption price per share)	$12.69

Class 2
Net Assets	$1,650,117,500
Shares of beneficial interest (unlimited number of shares authorized, no par value)	86,996,302
Net Asset Value (offering and redemption price per share)	$18.97

(a)	Includes securities on loan of $1,594,332.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from non-affiliates	$47,263,378
Dividends from affiliates	454,103
Income from securities lending	347,292
Foreign withholding tax	(4,703,239)

Total Investment Income	43,361,534

Expenses:
Management fees	5,936,062
Administration fees	604,414
Distribution fees — Class 2	3,984,043
Custodian fees	250,264
Administrative and compliance services fees	21,898
Transfer agent fees	12,138
Trustee fees	92,734
Professional fees	83,528
Licensing fees	546,357
Shareholder reports	57,003
Other expenses	42,214

Total expenses	11,630,655

Net Investment Income/(Loss)	31,730,879

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	37,244,742
Net realized gains/(losses) on affiliated transactions	397,122
Net realized gains/(losses) on futures contracts	1,965,268
Change in net unrealized appreciation/depreciation on securities and foreign currencies	94,333,343
Change in net unrealized appreciation/depreciation on affiliated transactions	(803,126)
Change in net unrealized appreciation/depreciation on futures contracts	(78,624)

Net realized and Change in net unrealized gains/losses on investments	133,058,725

Change in Net Assets Resulting From Operations	$164,789,604

See accompanying notes to the financial statements.

14

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$31,730,879	$25,138,721
Net realized gains/(losses) on investments	39,607,132	(6,554,911)
Change in unrealized appreciation/depreciation on investments	93,451,593	78,356,909

Change in net assets resulting from operations	164,789,604	96,940,719

Distributions to Shareholders:
Class 1	(2,576,720)	(4,836,469)
Class 2	(24,890,149)	(45,994,684)

Change in net assets resulting from distributions to shareholders	(27,466,869)	(50,831,153)

Capital Transactions:
Class 1
Proceeds from shares issued	483,730	282,407
Proceeds from dividends reinvested	2,576,719	4,836,469
Value of shares redeemed	(12,651,416)	(12,097,908)

Total Class 1 Shares	(9,590,967)	(6,979,032)

Class 2
Proceeds from shares issued	209,571,173	98,897,417
Proceeds from dividends reinvested	24,890,149	45,994,684
Value of shares redeemed	(210,685,832)	(283,998,277)

Total Class 2 Shares	23,775,490	(139,106,176)

Change in net assets resulting from capital transactions	14,184,523	(146,085,208)

Change in net assets	151,507,258	(99,975,642)
Net Assets:
Beginning of period	1,597,914,279	1,697,889,921

End of period	$1,749,421,537	$1,597,914,279

Share Transactions:
Class 1
Shares issued	38,580	29,223
Dividends reinvested	210,688	465,493
Shares redeemed	(1,008,121)	(1,161,500)

Total Class 1 Shares	(758,853)	(666,784)

Class 2
Shares issued	10,982,020	7,520,450
Dividends reinvested	1,360,861	2,986,668
Shares redeemed	(11,251,145)	(19,371,973)

Total Class 2 Shares	1,091,736	(8,864,855)

Change in shares	332,883	(9,531,639)

See accompanying notes to the financial statements.

15

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$11.76	$11.53	$9.94	$12.30	$10.07

Investment Activities:
Net Investment Income/(Loss)	0.27 (a)	0.20 (a)	0.32 (a)	0.36	0.37
Net Realized and Unrealized Gains/(Losses) on Investments	0.99	0.61	1.79	(2.00)	2.15

Total from Investment Activities	1.26	0.81	2.11	(1.64)	2.52

Distributions to Shareholders From:
Net Investment Income	(0.33)	(0.55)	(0.42)	(0.50)	(0.16)
Net Realized Gains	—	(0.03)	(0.10)	(0.22)	(0.13)

Total Dividends	(0.33)	(0.58)	(0.52)	(0.72)	(0.29)

Net Asset Value, End of Period	$12.69	$11.76	$11.53	$9.94	$12.30

Total Return(b)	10.80%	7.66%	21.67%	(13.80)%	25.12%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$99,304	$100,924	$106,657	$98,902	$132,265
Net Investment Income/(Loss)	2.13%	1.93%	2.89%	2.62%	2.48%
Expenses Before Reductions(c)	0.45%	0.46%	0.44%	0.45%	0.48%
Expenses Net of Reductions	0.45%	0.46%	0.44%	0.45%	0.48%
Portfolio Turnover Rate(d)	14%	9%	4%	2%	8%

Class 2

Net Asset Value, Beginning of Period	$17.43	$16.79	$14.25	$17.30	$14.10

Investment Activities:
Net Investment Income/(Loss)	0.35 (a)	0.26 (a)	0.42 (a)	0.43	0.36
Net Realized and Unrealized Gains/(Losses) on Investments	1.48	0.91	2.60	(2.81)	3.12

Total from Investment Activities	1.83	1.17	3.02	(2.38)	3.48

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.50)	(0.38)	(0.45)	(0.15)
Net Realized Gains	—	(0.03)	(0.10)	(0.22)	(0.13)

Total Dividends	(0.29)	(0.53)	(0.48)	(0.67)	(0.28)

Net Asset Value, End of Period	$18.97	$17.43	$16.79	$14.25	$17.30

Total Return(b)	10.55%	7.40%	21.44%	(14.04)%	24.77%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,650,118	$1,496,990	$1,591,233	$1,422,711	$1,862,508
Net Investment Income/(Loss)	1.85%	1.69%	2.64%	2.36%	2.21%
Expenses Before Reductions(c)	0.70%	0.71%	0.69%	0.70%	0.73%
Expenses Net of Reductions	0.70%	0.71%	0.69%	0.70%	0.73%
Portfolio Turnover Rate(d)	14%	9%	4%	2%	8%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

16

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

17

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $34,603 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,683,810 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $12.8 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$77,711	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,965,268	$(78,624)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL International Index Fund, Class 1	0.35%	0.52%

AZL International Index Fund, Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

At December 31, 2021, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$10,223,042	$1,349,718	$(1,343,255)	$397,122	$(803,126)	$9,823,501	41,555	$454,103	$—

	$10,223,042	$1,349,718	$(1,343,255)	$397,122	$(803,126)	$9,823,501	41,555	$454,103	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$10,345,564	$1,723,323,065	$—	#	$1,733,668,629
Preferred Stocks+	—	7,270,005	—		7,270,005
Short-Term Security Held as Collateral for Securities on Loan	1,683,810	—	—		1,683,810
Unaffiliated Investment Company	24,363	—	—		24,363

Total Investment Securities	12,053,737	1,730,593,070	—		1,742,646,807

Other Financial Instruments:*
Futures Contracts	77,711	—	—		77,711

Total Investments	$12,131,448	$1,730,593,070	$—		$1,742,724,518

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL International Index Fund	$245,337,854	$228,752,729

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $1,224,834,375. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$581,082,021
Unrealized (depreciation)	(63,269,589)

Net unrealized appreciation/(depreciation)	$517,812,432

During the year ended December 31, 2021, the Fund utilized $799,546 in capital loss carry forwards (“CLCFs”) to offset capital gains. As of the end of its tax year ended December 31, 2021, the Fund had no remaining CLCFs.

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$27,466,869	$—	$27,466,869

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL International Index Fund	$49,683,835	$1,147,318	$50,831,153

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL International Index Fund	$42,709,248	$32,067,914	$—	$517,934,708	$592,711,870

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies and mark-to-market of futures contracts.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL International Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL International Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during

25

the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

26

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

28

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 26

Other Federal Income Tax Information Page 27

Other Information Page 28

Approval of Investment Advisory and Subadvisory Agreements Page 29

Information about the Board of Trustees and Officers Page 32

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned (1.33)%. That performance compared to a return of (1.54)% for its benchmark, the Bloomberg U.S. Aggregate Bond Index.1

The year finished much as it started, with inflation as a headline risk and COVID-19 dominating investor sentiment. Economic indicators sent mixed messages throughout 2021, however, with robust growth in gross domestic product (GDP) and strong corporate earnings offset by high inflation, a flat yield curve, record equity market valuations and tight credit spreads. A declining unemployment rate paired with a low participation rate further added to the uncertainty. Against this backdrop, U.S. equities still managed to post strong returns for the year even as fixed income markets lagged due to interest rate volatility amid an overall increase in rates. Over the full year, yields on 10-year Treasuries moved nearly 60 bps higher for the year, which challenged fixed income total returns.

Among securitized issues, legacy non-agency mortgage-backed securities (MBS) benefitted the Fund’s absolute performance as these securities gained on strong housing price appreciation, continued borrower profile improvements, and their floating rate structures amid a rising-rate environment. Conversely, agency MBS lagged as higher rates and concerns over accelerated tapering of the Federal Reserve’s (Fed’s) asset purchase program weighed on the market.

The Fund outperformed its benchmark for the year, due in part to its duration positioning. A shorter-than-benchmark position for most of the year added to relative performance as Treasury yields rose. The Fund’s security selection among corporate credit also added to relative results, particularly in the industrials and health care sectors, as well as midstream energy holdings. Residential MBS holdings also added to relative performance despite the broader weakness in agency MBS — notably due to the Fund’s exposure via To-Be-Announced (TBA) mortgage bonds which help improve liquidity in the MBS space. The Fund’s holdings of off-benchmark seasoned, senior, legacy non-agency MBS positions also benefitted returns as the sector was supported by a solid housing backdrop with prices rising and loan-to-value ratios improving.

The Fund’s below-benchmark exposure to corporate credit dragged on relative results as investment grade bonds generally outpaced Treasuries for the year. The Fund maintained an overweight position in agency MBS early in the year but trimmed the exposure as valuations improved. This early positioning weighed on relative returns as agency MBS were one of the only sectors to lag Treasuries on a duration-adjusted basis.

The Fund held derivatives in the form of futures, forwards, options, and interest rate swaps during the period. None of these holdings materially impacted performance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MetWest Total Return Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	Since Inception (11/17/14)
AZL® MetWest Total Return Bond Fund	(1.33)%	5.14%	3.65%	2.95%
Bloomberg U.S. Aggregate Bond Index	(1.54)%	4.79%	3.57%	3.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.92%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MetWest Total Return Bond Fund	$1,000.00	$998.60	$4.23	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.97	$4.28	0.84%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

U.S. Treasury Obligations	45.6%

U.S. Government Agency Mortgages	30.8

Corporate Bonds	18.6

Collateralized Mortgage Obligations	8.6

Yankee Debt Obligations	7.1

Asset Backed Securities	3.9

Unaffiliated Investment Company	1.6

Foreign Bond	1.0

Municipal Bonds	0.7

Short-Term Security Held as Collateral for Securities on Loan	0.2

Purchased Options	— †

Purchased Swaptions	— †

Total Investment Securities	118.1

Net other assets (liabilities)	(18.1)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Asset Backed Securities (3.9%):
$864,379	Ajax Mortgage Loan Trust, Class A1, Series 2019-F, 2.86%, 7/25/59, Callable 11/25/22 @ 100(a)(b)	$862,337
1,288,000	CWABS Asset-Backed Certificates Trust, Class MV5, Series 2005-7, 1.23%(US0001M+113bps), 11/25/35, Callable 1/25/22 @ 100	1,283,374
965,000	Navient Student Loan Trust, Class A3, Series 2016-2, 1.60%(US0001M+150bps), 6/25/65, Callable 7/25/33 @ 100(a)	1,001,788
1,352,078	Park Place Securities, Inc. Pass-Through Certificates, Class M5, Series 2004-WWF1, 1.90%(US0001M+180bps), 12/25/34, Callable 1/25/22 @ 100	1,374,979
513,007	Progress Residential Trust, Class A, Series 2019-SFR2, 3.15%, 5/17/36(a)	514,982
703,787	SLC Student Loan Trust, Class 2A3, Series 2008-1, 1.80%(US0003M+160bps), 12/15/32, Callable 3/15/28 @ 100	713,042
487,344	SLM Student Loan Trust, Class 2A3, Series 2003-7, 0.77%(US0003M+57bps), 9/15/39, Callable 3/15/30 @ 100	469,560
297,679	SLM Student Loan Trust, Class A, Series 2008-9, 1.62%(US0003M+150bps), 4/25/23, Callable 4/25/23 @ 100	298,808
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 1.97%(US0003M+185bps), 7/25/73, Callable 1/25/23 @ 100	1,256,030
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 2.37%(US0003M+225bps), 10/25/83, Callable 4/25/23 @ 100	244,074
57,416	SLM Student Loan Trust, Class A, Series 2009-3, 0.85%(US0001M+75bps), 1/25/45, Callable 6/25/35 @ 100(a)	57,510
543,449	SLM Student Loan Trust, Class A4, Series 2007-7, 0.45%(US0003M+33bps), 1/25/22, Callable 4/25/24 @ 100	536,603
580,084	SLM Student Loan Trust, Class A3, Series 2012-1, 1.05%(US0001M+95bps), 9/25/28, Callable 5/25/29 @ 100	576,626
838,449	SLM Student Loan Trust, Class A4, Series 2008-6, 1.22%(US0003M+110bps), 7/25/23, Callable 4/25/25 @ 100	838,237
1,361,591	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 0.29%(US0003M+17bps), 4/25/40, Callable 4/25/26 @ 100(a)	1,341,830

Total Asset Backed Securities (Cost $11,307,231)		11,369,780

Collateralized Mortgage Obligations (8.6%):
750,000	AGL CLO 7, Ltd., Class BR, Series 2020-7A, 1.82%(US0003M+170bps), 7/15/34, Callable 7/15/23 @ 100(a)	748,402
725,000	AIG CLO, Ltd., Class BR, Series 2019-2A(US0003M+160bps), 10/25/33(a)	724,998
850,000	AIMCO CLO, Class AR2, Series 2015-AA, 1.26%(US0003M+114bps), 10/17/34, Callable 10/17/23 @ 100(a)	848,495
1,042,687	Alternative Loan Trust, Class 4A1, Series 2005-56, 0.72%(US0001M+31bps), 11/25/35, Callable 1/25/22 @ 100	974,499

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$434,434	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 2.25%(US0006M+200bps), 6/25/45, Callable 1/25/22 @ 100	$437,671
515,000	Bank of America Merrill Lynch Large Loan, Inc., Class A, Series 2018-PARK, 4.09%, 8/10/38(a)(b)	571,181
173,581	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 2.69%, 7/25/35, Callable 1/25/22 @ 100(b)	174,787
155,000	BX Trust, Class A, Series 2019-OC11, 3.20%, 12/9/41(a)	163,511
355,000	CALI Mortgage Trust, Class A, Series 2019-101C, 3.96%, 3/10/39(a)	394,167
590,780	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 2.89%, 4/25/37, Callable 12/25/34 @ 100(b)	590,845
863,981	COMM Mortgage Trust, Class A3, Series 2015-CR27, 3.35%, 10/10/48, Callable 9/10/25 @ 100	908,960
300,000	CPT Mortgage Trust, Class A, Series 2019-CPT, 2.87%, 11/13/39, Callable 11/13/29 @ 100(a)	311,712
773,480	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 3.63%, 2/25/37, Callable 4/25/23 @ 100(b)	570,318
325,000	DC Office Trust, Class A, Series 2019-MTC, 2.97%, 9/15/45(a)	338,734
456,804	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 2.48%, 2/25/36, Callable 1/25/22 @ 100(b)	348,673
234,591	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 2.77%, 8/25/35, Callable 1/25/22 @ 100(b)	184,916
500,342	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 2.35%, 3/25/36, Callable 1/25/22 @ 100(b)	388,063
372,792	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 2.40%, 4/25/36, Callable 1/25/22 @ 100(b)	305,042
390,457	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.41%, 9/19/35, Callable 1/19/22 @ 100(b)	392,850
502,954	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 2.93%, 4/19/36, Callable 1/19/22 @ 100(b)	436,651
850,000	GoldenTree Loan Opportunities IX, Ltd., Class AR2, Series 2014-9A, 1.24%(US0003M+111bps), 10/29/29, Callable 1/29/22 @ 100(a)	849,990
891,114	GreenPoint Mortgage Funding Trust, Class A1A, Series 2006-AR1, 0.68%(US0001M+58bps), 2/25/36, Callable 1/25/22 @ 100	888,986
1,135,000	GS Mortgage Securities Corp. II, Class A, Series 2021-ARDN, 1.36%(US0001M+125bps), 11/15/26(a)	1,132,884
1,140,421	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 0.30%(US0001M+20bps), 11/19/36, Callable 11/19/22 @ 100	1,039,210
330,000	Hudson Yards Mortgage Trust, Class A, Series 2019-30HY, 3.23%, 6/10/37(a)	351,516
325,000	Hudson Yards Mortgage Trust, Class A, Series 2019-55HY, 3.04%, 12/10/41(a)(b)	339,680

See accompanying notes to the financial statements.

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$701,000	J.P. Morgan Chase Commercial Mortgage Securities T, Class A, Series 2021-HTL5, 1.23%(US0001M+112bps), 11/15/38(a)	$698,372
325,000	J.P. Morgan Chase Commercial Mortgage Securities Trust, Class A, Series 2019-OSB, 3.40%, 6/5/39, Callable 6/5/29 @ 100(a)	350,623
697,150	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 0.22%(US0001M+12bps), 7/25/37, Callable 9/25/22 @ 100	433,484
395,000	MKT Mortgage Trust, Class A, Series 2020-525M, 2.69%, 2/12/40(a)	405,653
53,985	Morgan Stanley Resecuritization Trust, Class 3A, Series 2014-R8, 0.83%(12MTA+75bps), 6/26/47(a)	53,689
193,395	MortgageIT Trust, Class 2A3, Series 2005-2, 1.75%(US0001M+165bps), 5/25/35, Callable 1/25/22 @ 100	192,017
254,046	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/22 @ 100(b)	255,498
415,000	One Bryant Park Trust, Class A, Series 2019-OBP, 2.52%, 9/13/49(a)	420,445
750,000	Park Avenue Institutional Advisers CLO, Ltd., Class A1A, Series 2021-1A, 1.52%(US0003M+139bps), 1/20/34, Callable 1/20/23 @ 100(a)	751,744
560,000	RBSCF Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(a)(b)	579,550
800,000	Recette Clo, Ltd., Class ARR, Series 2015-1A, 1.21%(US0003M+108bps), 1/20/33, Callable 4/20/23 @ 100(a)	796,024
790,471	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 0.46%(US0001M+18bps), 12/25/36, Callable 1/25/22 @ 100	794,987
800,000	Rockford Tower CLO, Ltd., Class A1, Series 2021-1A, 1.30%(US0003M+117bps), 7/20/34, Callable 7/20/23 @ 100(a)	799,998
1,193,693	Structured Asset Mortgage Investments II Trust, Class 3A1, Series 2006-AR1, 0.56%(US0001M+23bps), 2/25/36, Callable 1/25/22 @ 100	1,149,532
750,000	TCI-Flatiron CLO, Ltd., Class AR2, Series 2016-1A, 1.27%(US0003M+115bps), 1/17/32, Callable 1/17/22 @ 100(a)	749,806
315,219	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 2.72%, 3/25/35, Callable 1/25/22 @ 100(b)	312,051
1,002,666	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 0.68%(US0001M+29bps), 7/25/45, Callable 1/25/22 @ 100	992,548
172,284	WaMu Mortgage Pass-Through Certificates, Class A1A, Series 2004-AR10, 0.98%(US0001M+44bps), 7/25/44, Callable 1/25/22 @ 100	168,721
366,656	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 0.56%(US0001M+23bps), 4/25/45, Callable 1/25/22 @ 100	364,536

Principal Amount		Value
Collateralized Mortgage Obligations, continued
$219,977	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 2.24%, 9/25/36, Callable 1/25/22 @ 100(b)	$208,692

Total Collateralized Mortgage Obligations (Cost $24,581,294)		24,894,711

Corporate Bonds (18.6%):
Aerospace & Defense (0.2%):
605,000	Boeing Co. (The), 1.17%, 2/4/23, Callable 2/7/22 @ 100	604,540

Airlines (0.2%):
450,980	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	462,254

Automobiles (0.1%):
290,000	Magic Mergeco, Inc., 5.25%, 5/1/28, Callable 11/1/23 @ 102.63(a)	290,000

Banks (2.7%):
750,000	Bank of America Corp., 3.00% (US0003M+79 bps), 12/20/23, Callable 12/20/22 @ 100	765,781
1,150,000	Bank of America Corp., 1.66% (SOFR+91 bps), 3/11/27, Callable 3/11/26 @ 100	1,141,703
470,000	Bank of America Corp., 3.97% (US0003M+107 bps), 3/5/29, Callable 3/5/28 @ 100, MTN	514,538
760,000	Bank of America Corp., 2.09% (SOFR+106 bps), 6/14/29, Callable 6/14/28 @ 100	758,139
145,000	JPMorgan Chase & Co., 0.70% (SOFR+58 bps), 3/16/24, Callable 3/16/23 @ 100	144,671
1,210,000	JPMorgan Chase & Co., 0.97% (SOFR+58 bps), 6/23/25, Callable 6/23/24 @ 100	1,196,537
305,000	JPMorgan Chase & Co., 0.77% (SOFR+49 bps), 8/9/25, Callable 8/9/24 @ 100	300,382
455,000	JPMorgan Chase & Co., 1.56% (SOFR+61 bps), 12/10/25, Callable 12/10/24 @ 100	455,231
445,000	JPMorgan Chase & Co., 1.58% (SOFR+89 bps), 4/22/27, Callable 4/22/26 @ 100	440,407
790,000	Wells Fargo & Co., 2.16% (US0003M+75 bps), 2/11/26, Callable 2/11/25 @ 100, MTN	803,338
410,000	Wells Fargo & Co., 3.58% (US0003M+131 bps), 5/22/28, Callable 5/22/27 @ 100, MTN	440,864
185,000	Wells Fargo & Co., 2.39% (SOFR+210 bps), 6/2/28, Callable 6/2/27 @ 100, MTN	187,952
200,000	Wells Fargo & Co., 2.88% (US0003M+117 bps), 10/30/30, Callable 10/30/29 @ 100, MTN	207,980

		7,357,523

Beverages (0.3%):
350,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	422,308
360,000	Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 2/1/46, Callable 8/1/45 @ 100	456,376

		878,684

Biotechnology (0.3%):
428,000	AbbVie, Inc., 4.55%, 3/15/35, Callable 9/15/34 @ 100	509,730
293,000	AbbVie, Inc., 4.50%, 5/14/35, Callable 11/14/34 @ 100	350,332

See accompanying notes to the financial statements.

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Biotechnology, continued
$35,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	$42,423

		902,485

Capital Markets (1.9%):
735,000	Goldman Sachs Group, Inc. (The), 1.22%, 12/6/23, Callable 12/6/22 @ 100	736,792
180,000	Goldman Sachs Group, Inc. (The), 1.09% (SOFR+79 bps), 12/9/26, Callable 12/9/25 @ 100	175,214
885,000	Goldman Sachs Group, Inc. (The), 1.43% (SOFR+80 bps), 3/9/27, Callable 3/9/26 @ 100	867,094
450,000	Goldman Sachs Group, Inc. (The), 1.54% (SOFR+82 bps), 9/10/27, Callable 9/10/26 @ 100	440,388
570,000	Goldman Sachs Group, Inc. (The), 1.95% (SOFR+91 bps), 10/21/27, Callable 10/21/26 @ 100	568,433
155,000	ModivCare Escrow Issuer, Inc., 5.00%, 10/1/29, Callable 10/1/24 @ 102.5(a)	158,100
835,000	Morgan Stanley, 0.79% (SOFR+53 bps), 5/30/25, Callable 5/30/24 @ 100	824,266
195,000	Morgan Stanley, 1.16% (SOFR+56 bps), 10/21/25, Callable 10/21/24 @ 100, MTN	193,190
445,000	Morgan Stanley, 1.59% (SOFR+88 bps), 5/4/27, Callable 5/4/26 @ 100	440,194
205,000	Mozart Debt Merger Sub, Inc., 3.88%, 4/1/29, Callable 10/1/24 @ 101.94(a)	204,231
255,000	Raymond James Financial, 4.95%, 7/15/46	327,873
250,000	SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	254,068

		5,189,843

Chemicals (0.1%):
312,000	International Flavors & Fragrances, Inc., 2.30%, 11/1/30, Callable 8/1/30 @ 100(a)	306,230

Consumer Finance (0.8%):
145,000	FirstCash, Inc., 5.63%, 1/1/30, Callable 1/1/25 @ 102.81(a)	147,719
1,150,000	Ford Motor Credit Co. LLC, 5.60%, 1/7/22	1,150,477
95,000	Ford Motor Credit Co. LLC, 3.22%, 1/9/22	95,000
455,000	Ford Motor Credit Co. LLC, 3.34%, 3/28/22, Callable 2/28/22 @ 100	455,914
60,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100	60,191
375,000	General Motors Financial Co., Inc., 3.15%, 6/30/22, Callable 5/30/22 @ 100	378,884
155,000	General Motors Financial Co., Inc., 3.55%, 7/8/22	157,312

		2,445,497

Containers & Packaging (0.4%):
290,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 5.25%, 8/15/27, Callable 8/15/22 @ 102.63(a)	292,900
200,000	Ball Corp., 4.00%, 11/15/23	208,750
500,000	Berry Global, Inc., 1.57%, 1/15/26, Callable 12/15/25 @ 100	489,375
90,000	Berry Global, Inc., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44(a)	92,700
110,000	Graphic Packaging International LLC, 4.75%, 7/15/27, Callable 4/15/27 @ 100(a)	119,350

Principal Amount		Value
Corporate Bonds, continued
Containers & Packaging, continued
$25,000	Mauser Packaging Solutions Holding Co., 5.50%, 4/15/24, Callable 2/7/22 @ 101.38(a)	$25,125
25,000	Sealed Air Corp., 4.00%, 12/1/27, Callable 9/1/27 @ 100(a)	26,062

		1,254,262

Diversified Financial Services (0.5%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	638,597
80,000	Level 3 Financing, Inc., 3.40%, 3/1/27, Callable 1/1/27 @ 100(a)	82,300
420,000	Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100(a)	427,350
300,000	Venture Global Calcasieu Pass LLC, 3.88%, 8/15/29, Callable 2/15/29 @ 100(a)	311,625

		1,459,872

Diversified Telecommunication Services (1.3%):
287,000	AT&T, Inc., 2.55%, 12/1/33, Callable 9/1/33 @ 100	280,555
290,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	335,274
255,000	AT&T, Inc., 4.30%, 12/15/42, Callable 6/15/42 @ 100	287,133
125,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	150,195
1,115,000	AT&T, Inc., 3.80%, 12/1/57, Callable 6/1/57 @ 100	1,153,137
64,000	CenturyLink, Inc., 4.00%, 2/15/27, Callable 2/15/23 @ 102(a)	64,720
175,000	Qwest Corp., 7.25%, 9/15/25	202,986
445,000	Verizon Communications, Inc., 2.55%, 3/21/31, Callable 12/21/30 @ 100	448,557
440,000	Verizon Communications, Inc., 2.36%, 3/15/32, Callable 12/15/31 @ 100(a)	434,610
295,000	Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 2/7/22 @ 102(a)	289,837

		3,647,004

Electric Utilities (1.3%):
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	359,559
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	637,905
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	1,178,930
355,000	Florida Power & Light Co., 3.99%, 3/1/49, Callable 9/1/48 @ 100	428,067
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	1,038,506

		3,642,967

Electrical Equipment (0.0%†):
82,000	PowerTeam Services LLC, 9.03%, 12/4/25, Callable 2/4/23 @ 104.52(a)	86,305

Entertainment (0.1%):
285,000	Walt Disney Co. (The), 3.60%, 1/13/51, Callable 7/13/50 @ 100	323,558

Equity Real Estate Investment Trusts (0.8%):
590,000	American Campus Communities Operating Partnership LP, 3.63%, 11/15/27, Callable 8/15/27 @ 100	632,088

See accompanying notes to the financial statements.

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$145,000	CyrusOne LP/CyrusOne Finance Corp., 3.45%, 11/15/29, Callable 8/15/29 @ 100	$157,191
330,000	CyrusOne LP/CyrusOne Finance Corp., 2.15%, 11/1/30, Callable 8/1/30 @ 100	325,802
205,000	GLP Capital LP, 5.25%, 6/1/25, Callable 3/1/25 @ 100	224,666
440,000	GLP Capital LP, 5.38%, 4/15/26, Callable 1/15/26 @ 100^	490,255
105,000	GLP Capital LP, 5.75%, 6/1/28, Callable 3/3/28 @ 100	121,409
290,000	GLP Capital LP, 5.30%, 1/15/29, Callable 10/15/28 @ 100	329,375
5,000	GLP Capital LP, 4.00%, 1/15/30, Callable 10/15/29 @ 100	5,294

		2,286,080

Food Products (0.5%):
30,000	JBS USA Finance, Inc., 5.50%, 1/15/30, Callable 1/15/25 @ 102.75(a)	32,588
100,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 6.50%, 4/15/29, Callable 4/15/24 @ 103.25(a)	110,000
130,000	JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.75%, 12/1/31, Callable 12/1/26 @ 101.88(a)	132,600
790,000	Kraft Heinz Foods Co., 4.88%, 10/1/49, Callable 2/25/22 @ 100	991,281
25,000	Pilgrim’s Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94(a)	26,312
150,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 3/1/22 @ 102.88(a)	154,875

		1,447,656

Health Care Equipment & Suppli (0.2%):
455,000	Becton Dickinson And Co., 1.96%, 2/11/31, Callable 11/11/30 @ 100	439,195

Health Care Providers & Services (1.9%):
200,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	210,924
140,000	Centene Corp., 4.25%, 12/15/27, Callable 12/15/22 @ 102.13	145,950
83,000	Centene Corp., 2.45%, 7/15/28, Callable 5/15/28 @ 100	81,962
569,000	Centene Corp., 3.00%, 10/15/30, Callable 7/15/30 @ 100	578,246
780,000	Cigna Corp., 4.13%, 11/15/25, Callable 9/15/25 @ 100	846,419
290,000	CommonSpirit Health, 2.78%, 10/1/30, Callable 4/1/30 @ 100	295,670
400,000	CVS Health Corp., 4.88%, 7/20/35, Callable 1/20/35 @ 100	490,713
470,000	CVS Health Corp., 5.05%, 3/25/48, Callable 9/25/47 @ 100	614,421
490,000	HCA, Inc., 5.00%, 3/15/24	526,750
93,000	HCA, Inc., 5.25%, 4/15/25	102,997
110,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	123,750
640,000	HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	706,400

Principal Amount		Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$90,000	HCA, Inc., 2.38%, 7/15/31, Callable 4/15/31 @ 100	$88,540
145,000	HCA, Inc., 5.25%, 6/15/49, Callable 12/15/48 @ 100	186,869
75,000	Humana, Inc., 4.95%, 10/1/44, Callable 4/1/44 @ 100	96,832
409,000	Molina Healthcare, Inc., 3.88%, 11/15/30, Callable 8/17/30 @ 100(a)	422,804

		5,519,247

Health Care Technology (0.0%†):
25,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 3/1/25, Callable 1/18/22 @ 101.44(a)	25,125

Hotels, Restaurants & Leisure (0.1%):
465,000	Diamond Sports Group LLC / Diamond Sports Finance Co., 5.38%, 8/15/26, Callable 8/15/22 @ 102.69(a)	232,500

Industrial Conglomerates (0.0%):
103,000	General Electric Co., Series A, 6.75%, 3/15/32, MTN	140,606

Insurance (0.8%):
225,000	Athene Global Funding, 0.75% (SOFR+70 bps), 5/24/24(a)	225,274
375,000	Athene Global Funding, 1.99%, 8/19/28(a)	364,625
700,000	Farmers Exchange Capital III, 5.45% (US0003M+345 bps), 10/15/54, Callable 10/15/34 @ 100(a)	842,902
670,000	Farmers Insurance Exchange, 4.75% (US0003M+323 bps), 11/1/57, Callable 11/1/37 @ 100(a)	771,539

		2,204,340

IT Services (0.0%†):
87,000	Colt Merger Sub, Inc., 6.25%, 7/1/25, Callable 7/1/22 @ 103.13(a)	91,024

Media (0.4%):
290,000	Cable One, Inc., 4.00%, 11/15/30, Callable 11/15/25 @ 102(a)	285,288
35,000	Charter Communications Operating LLC, 4.80%, 3/1/50, Callable 9/1/49 @ 100	39,157
499,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 5.75%, 4/1/48, Callable 10/1/47 @ 100	626,122
30,000	CSC Holdings LLC, 5.38%, 2/1/28, Callable 2/1/23 @ 102.69(a)	31,013
90,000	CSC Holdings LLC, 4.50%, 11/15/31, Callable 11/15/26 @ 102.25(a)	88,875

		1,070,455

Oil, Gas & Consumable Fuels (1.0%):
26,000	Antero Resources Corp., 8.38%, 7/15/26, Callable 1/15/24 @ 104.19(a)	29,445
35,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	37,012
210,000	Energy Transfer LP, 5.50%, 6/1/27, Callable 3/1/27 @ 100	239,925
264,000	Energy Transfer LP, 4.95%, 6/15/28, Callable 3/15/28 @ 100	297,660
670,000	Energy Transfer LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	784,738
90,000	Exxon Mobil Corp., 4.23%, 3/19/40, Callable 9/19/39 @ 100	106,463

See accompanying notes to the financial statements.

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$278,000	Exxon Mobil Corp., 4.33%, 3/19/50, Callable 9/19/49 @ 100	$342,260
163,000	Occidental Petroleum Corp., 5.21%, 10/10/36(c)	91,484
200,000	Occidental Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	206,750
250,000	Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100(a)	268,750
250,000	Rockies Express Pipeline LLC, 4.80%, 5/15/30, Callable 2/15/30 @ 100(a)	261,250
89,000	Sunoco, LP / Sunoco Finance Corp., 4.50%, 4/30/30, Callable 4/30/25 @ 102.25(a)	90,780

		2,756,517

Pharmaceuticals (0.7%):
90,000	Bayer US Finance II LLC, 4.25%, 12/15/25, Callable 10/15/25 @ 100(a)	97,612
955,000	Bayer US Finance II LLC, 4.38%, 12/15/28, Callable 9/15/28 @ 100(a)	1,067,766
490,000	Bayer US Finance II LLC, 4.63%, 6/25/38, Callable 12/25/37 @ 100(a)	572,339
160,000	Bayer US Finance II LLC, 4.88%, 6/25/48, Callable 12/25/47 @ 100(a)	197,714
284,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc., 6.00%, 6/30/28, Callable 6/30/23 @ 104.5(a)	211,580

		2,147,011

Semiconductors & Semiconductor Equipment (0.2%):
558,000	Intel Corp., 3.05%, 8/12/51, Callable 2/12/51 @ 100	568,589

Software (0.2%):
70,000	Oracle Corp., 2.88%, 3/25/31, Callable 12/25/30 @ 100	70,289
565,000	Oracle Corp., 3.95%, 3/25/51, Callable 9/25/50 @ 100	585,934

		656,223

Textiles, Apparel & Luxury Goods (0.0%†):
25,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 4/1/26, Callable 2/7/22 @ 105.16	26,000
81,000	USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	85,050

		111,050

Tobacco (0.4%):
625,000	BAT Capital Corp., 4.54%, 8/15/47, Callable 2/15/47 @ 100	650,319
610,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	740,216

		1,390,535

Trading Companies & Distributors (0.2%):
655,000	Air Lease Corp., 3.50%, 1/15/22	655,578

Wireless Telecommunication Services (1.0%):
27,000	Sprint Corp., 7.88%, 9/15/23	29,700
999,375	Sprint Spectrum Co. LLC, 4.74%, 3/20/25, Callable 3/20/24 @ 100(a)	1,045,646
235,000	T-Mobile USA, Inc., 2.25%, 2/15/26, Callable 2/15/23 @ 101.13	235,327

Principal Amount		Value
Corporate Bonds, continued
Wireless Telecommunication Services, continued
$444,000	T-Mobile USA, Inc., 2.63%, 4/15/26, Callable 4/15/23 @ 101.31	$447,273
205,000	T-Mobile USA, Inc., 3.75%, 4/15/27, Callable 2/15/27 @ 100	221,911
280,000	T-Mobile USA, Inc., 3.88%, 4/15/30, Callable 1/15/30 @ 100	305,998
222,000	T-Mobile USA, Inc., 2.55%, 2/15/31, Callable 11/15/30 @ 100	220,564
395,000	T-Mobile USA, Inc., 4.38%, 4/15/40, Callable 10/15/39 @ 100	449,587

		2,956,006

Total Corporate Bonds (Cost $51,137,059)		53,548,761

Foreign Bond (1.0%):
Sovereign Bond (1.0%):
335,000,000	Japan Treasury Discount Bill, -0.09%, 2/28/22+(c)	2,913,242

Total Foreign Bond (Cost $2,918,074)		2,913,242

Yankee Debt Obligations (7.1%):
Aerospace & Defense (0.2%):
30,000	Avolon Holdings Funding, Ltd., 5.25%, 5/15/24, Callable 4/15/24 @ 100(a)	32,175
345,000	Avolon Holdings Funding, Ltd., 2.88%, 2/15/25, Callable 1/15/25 @ 100(a)	352,331
325,000	Avolon Holdings Funding, Ltd., 2.53%, 11/18/27, Callable 10/18/27 @ 100(a)	316,508

		701,014

Banks (1.9%):
450,000	DNB Bank ASA, 1.60% (H15T1Y+68 bps), 3/30/28, Callable 3/30/27 @ 100(a)	438,638
450,000	HSBC Holdings plc, 2.10% (SOFR+193 bps), 6/4/26, Callable 6/4/25 @ 100	452,855
600,000	HSBC Holdings plc, 1.59% (SOFR+129 bps), 5/24/27, Callable 5/24/26 @ 100	586,136
440,000	HSBC Holdings plc, 2.01% (SOFR+173 bps), 9/22/28, Callable 9/22/27 @ 100	430,297
410,000	HSBC Holdings plc, 2.21% (SOFR+129 bps), 8/17/29, Callable 8/17/28 @ 100	401,502
415,000	Lloyds Banking Group plc, 2.86% (US0003M+125 bps), 3/17/23, Callable 3/17/22 @ 100	416,613
155,000	Lloyds Banking Group plc, 2.91% (US0003M+81 bps), 11/7/23, Callable 11/7/22 @ 100	157,482
145,000	Lloyds Banking Group plc, 3.87% (H15T1Y+4 bps), 7/9/25, Callable 7/9/24 @ 100	153,151
450,000	Lloyds Banking Group plc, 1.63% (H15T1Y+85 bps), 5/11/27, Callable 5/11/26 @ 100	442,227
545,000	NatWest Group plc, 4.27% (US0003M+176 bps), 3/22/25, Callable 3/22/24 @ 100	577,135
390,000	Santander UK Group Holdings plc, 4.80% (US0003M+157 bps), 11/15/24, Callable 11/15/23 @ 100	413,960
590,000	Santander UK Group Holdings plc, 1.09% (SOFR+79 bps), 3/15/25, Callable 3/15/24 @ 100	583,301
30,000	Santander UK Group Holdings plc, 3.82% (US0003M+140 bps), 11/3/28, Callable 11/3/27 @ 100	32,176
410,000	Santander UK plc, 5.00%, 11/7/23(a)	436,251

		5,521,724

See accompanying notes to the financial statements.

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Beverages (0.2%):
$275,000	Bacardi, Ltd., 4.45%, 5/15/25, Callable 3/15/25 @ 100(a)	$298,055
105,000	Bacardi, Ltd., 5.30%, 5/15/48, Callable 11/15/47 @ 100(a)	138,041

		436,096

Capital Markets (0.8%):
380,000	Credit Suisse Group AG, 2.59% (SOFR+156 bps), 9/11/25, Callable 9/11/24 @ 100(a)	387,266
625,000	Credit Suisse Group AG, 2.19% (SOFR+204 bps), 6/5/26, Callable 6/5/25 @ 100(a)	628,572
185,000	Credit Suisse Group AG, 1.31% (SOFR+98 bps), 2/2/27, Callable 2/2/26 @ 100(a)	178,393
280,000	Credit Suisse Group AG, 3.09% (SOFR+173 bps), 5/14/32, Callable 5/14/31 @ 100(a)	284,626
165,000	Macquarie Group, Ltd., 2.69% (SOFR+144 bps), 6/23/32, Callable 6/23/31 @ 100(a)	164,219
570,000	Macquarie Group, Ltd., 2.87% (SOFR+153 bps), 1/14/33, Callable 1/14/32 @ 100(a)	567,192
455,000	UBS AG, 0.70%, 8/9/24(a)	447,971

		2,658,239

Commercial Services & Supplies (0.1%):
178,000	GFL Environmental, Inc., 5.13%, 12/15/26, Callable 12/15/22 @ 102.56(a)	185,565

Diversified Financial Services (0.6%):
394,000	GE Capital International Funding, 4.42%, 11/15/35	472,205
111,000	Intelsat Jackson Holdings SA, 8.50%, 10/15/24, Callable 2/7/22 @ 104.25(a)(d)	51,615
540,000	Intelsat Jackson Holdings SA, 9.75%, 7/15/25, Callable 2/7/22 @ 104.88(a)(d)	247,050
285,000	Park Aerospace Holdings, 4.50%, 3/15/23, Callable 2/15/23 @ 100(a)	294,262
72,000	Park Aerospace Holdings, 5.50%, 2/15/24(a)	77,130
290,000	Virgin Media Secured Finance plc, 5.50%, 5/15/29, Callable 5/15/24 @ 102.75(a)	304,863
290,000	Vmed O2 UK Financing I plc, 4.25%, 1/31/31, Callable 1/31/26 @ 102.13(a)	279,850

		1,726,975

Energy Equipment & Services (0.1%):
48,500	Transocean Phoenix 2, Ltd., 7.75%, 10/15/24, Callable 2/7/22 @ 102.58(a)	48,985
101,170	Transocean Pontus, Ltd., 6.13%, 8/1/25, Callable 2/7/22 @ 104.59(a)	98,641
121,000	Transocean Poseidon, Ltd., 6.88%, 2/1/27, Callable 2/7/22 @ 105.16(a)	116,765
34,500	Transocean Proteus, Ltd., 6.25%, 12/1/24, Callable 2/7/22 @ 102.08(a)	33,982

		298,373

Food & Staples Retailing (0.2%):
475,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100(a)	508,844

Interactive Media & Services (0.1%):
295,000	Tencent Holdings, Ltd., 3.68%, 4/22/41, Callable 10/22/40 @ 100(a)	305,392

Metals & Mining (0.1%):
200,000	Indonesia Asahan Aluminium Persero PT, 6.53%, 11/15/28(a)	240,750

Principal Amount		Value
Yankee Debt Obligations, continued
Oil, Gas & Consumable Fuels (0.4%):
$200,000	KazMunayGas National Co. JSC, 5.38%, 4/24/30	$233,000
80,000	Petroleos Mexicanos, 6.63%, 6/15/35	76,742
630,000	Petroleos Mexicanos, 6.75%, 9/21/47	559,759
40,000	Petroleos Mexicanos, 7.69%, 1/23/50, Callable 7/23/49 @ 100	38,749
85,000	Petroleos Mexicanos, 6.95%, 1/28/60, Callable 7/28/59 @ 100	75,669
200,000	Petronas Capital, Ltd., 3.50%, 4/21/30, Callable 1/21/30 @ 100(a)	216,504

		1,200,423

Professional Services (0.4%):
421,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	432,578
125,000	IHS Markit, Ltd., 4.75%, 2/15/25, Callable 11/15/24 @ 100(a)	135,781
104,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	112,580
295,000	IHS Markit, Ltd., 4.75%, 8/1/28, Callable 5/1/28 @ 100	341,094

		1,022,033

Sovereign Bond (1.1%):
400,000	Abu Dhabi Government International, 2.50%, 9/30/29	414,612
200,000	Arab Republic of Egypt, 7.60%, 3/1/29(a)	198,002
200,000	Brazilian Government International Bond, 3.88%, 6/12/30	194,234
200,000	Chile Government International Bond, 3.24%, 2/6/28, Callable 11/6/27 @ 100	211,072
200,000	Dominican Republic International Bond, 4.50%, 1/30/30(a)	203,750
225,000	Mexico Government International Bond, 3.75%, 1/11/28	241,955
200,000	Panama Government International Bond, 3.16%, 1/23/30, Callable 10/23/29 @ 100	207,000
200,000	Paraguay Government International Bond, 4.70%, 3/27/27	221,000
200,000	Peruvian Government International Bond, 2.84%, 6/20/30	203,258
200,000	Qatar Government International Bond, 4.50%, 4/23/28	229,107
400,000	Republic of Colombia, 3.00%, 1/30/30, Callable 10/30/29 @ 100	364,422
20,000	Republic of Peru, 4.13%, 8/25/27	22,369
200,000	Republic of South Africa Government International Bond, 4.85%, 9/30/29	206,499
200,000	Saudi Government International Bond, 3.25%, 10/26/26	212,998
200,000	Saudi Government International Bond, 3.63%, 3/4/28	217,574

		3,347,852

Thrifts & Mortgage Finance (0.2%):
230,000	Nationwide Building Society, 3.62% (US0003M+118 bps), 4/26/23, Callable 4/26/22 @ 100(a)	232,008
330,000	Nationwide Building Society, 3.77% (US0003M+106 bps), 3/8/24, Callable 3/8/23 @ 100(a)	339,851
140,000	Nationwide Building Society, 4.36% (US0003M+139 bps), 8/1/24, Callable 8/1/23 @ 100(a)	146,671

		718,530

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Yankee Debt Obligations, continued
Tobacco (0.1%):
$280,000	Imperial Brands Finance plc, 3.13%, 7/26/24, Callable 6/26/24 @ 100(a)	$289,408

Trading Companies & Distributors (0.2%):
435,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, 1/30/32, Callable 10/30/31 @ 100	441,664

Wireless Telecommunication Services (0.4%):
813,000	Vodafone Group plc, 4.88%, 6/19/49	1,020,125

Total Yankee Debt Obligations (Cost $20,714,648)		20,623,007

Municipal Bonds (0.7%):
California (0.5%):
700,000	Los Angeles Unified School District, Build America Bonds, GO, 5.76%, 7/1/29	851,529
570,000	Regents of the University of California Medical Center Pooled Revenue, Series N, 3.26%, 5/15/60, Continuously Callable @100	612,323

		1,463,852

New York (0.2%):
420,000	City of New York NY, GO, Series A, 3.00%, 8/1/34, Continuously Callable @100	438,866

Total Municipal Bonds (Cost $1,831,684)		1,902,718

U.S. Government Agency Mortgages (30.8%):
Federal National Mortgage Association (19.3%)
428,816	3.50%, 1/1/32, Pool #AB4262	460,844
59,331	3.00%, 7/1/32, Pool #MA3060	62,170
324,641	3.00%, 10/1/33, Pool #MA1676	341,178
3,650,000	2.00%, 2/25/36	3,732,553
2,250,000	1.50%, 2/25/36	2,254,219
485,000	2.46%, 4/1/40, Pool #BL6060	488,858
1,036,738	2.00%, 9/1/40, Pool #MA4152	1,045,779
1,287,514	2.00%, 10/1/40, Pool #MA4176	1,300,828
235,476	2.00%, 5/1/41, Pool #MA4333	238,001
29,510	4.00%, 8/1/42, Pool #MA1146	31,587
602,872	3.50%, 4/1/43, Pool #MA1404	648,752
299,405	4.50%, 2/1/46, Pool #AL9106	325,073
103,742	Class QA , Series 2018-573.50%, 5/25/46	105,412
334,820	Class PA , Series 2018-553.50%, 1/25/47	343,976
160,518	4.00%, 6/1/47, Pool #AS9830	172,227
135,355	4.00%, 7/1/47, Pool #AS9972	145,228
10,643	4.00%, 8/1/47, Pool #MA3088	11,429
39,564	3.50%, 1/1/48, Pool #MA3238	41,911
818,420	3.50%, 1/1/48, Pool #CA0996	880,699
45,652	4.50%, 5/1/48, Pool #CA1711	49,196
519,486	4.50%, 5/1/48, Pool #CA1710	559,811
366,006	Class CT , Series 2018-433.00%, 6/25/48	374,859
325,389	4.50%, 8/1/48, Pool #CA2208	350,159
919,960	3.50%, 6/1/49, Pool #CA3633	996,982
715,787	3.00%, 9/1/49, Pool #BN7755	751,160
224,722	3.00%, 10/1/49, Pool #MA3811	231,100
18,225,000	2.00%, 2/25/50, TBA	18,139,570
18,725,000	2.50%, 2/25/51, TBA	19,070,242
2,575,000	3.00%, 2/25/51, TBA	2,665,427

		55,819,230

Federal Home Loan Mortgage Corporation (5.8%)
222,201	3.00%, 3/1/31, Pool #G18592	233,020
524,155	3.50%, 1/1/34, Pool #G16756	553,573

Principal Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,059,647	3.50%, 4/1/44, Pool #G07848	$1,151,492
1,377,714	3.50%, 4/1/45, Pool #G60023	1,499,998
1,049,525	4.00%, 12/1/45, Pool #G60344	1,149,543
651,490	3.50%, 6/1/46, Pool #G08711	693,267
450,344	3.50%, 8/1/46, Pool #G08716	479,223
395,670	3.00%, 8/1/46, Pool #G08715	413,560
106,286	3.00%, 9/1/46, Pool #G08721	111,091
178,314	3.50%, 9/1/46, Pool #G08722	189,749
526,868	3.00%, 10/1/46, Pool #G08726	550,680
589,479	3.00%, 11/1/46, Pool #G08732	616,124
738,065	3.00%, 1/1/47, Pool #G08741	771,466
712,376	3.50%, 4/1/47, Pool #G67703	774,239
114,338	Class PA , Series 48464.00%, 6/15/47	116,754
294,788	3.50%, 12/1/47, Pool #G08792	311,997
929,854	3.50%, 12/1/47, Pool #G67706	1,005,901
1,773,551	3.50%, 1/1/48, Pool #G67707	1,919,413
345,502	3.50%, 2/1/48, Pool #G08800	365,046
902,110	4.00%, 3/1/48, Pool #G67711	984,733
438,546	3.50%, 3/1/48, Pool #G67710	468,744
83,653	Class CA , Series 48183.00%, 4/15/48	85,653
3,386	4.00%, 6/1/48, Pool #G67713	3,688
317,734	3.50%, 6/1/48, Pool #G08816	335,708
108,281	5.00%, 7/1/48, Pool #G08833	118,120
259,282	4.50%, 10/1/48, Pool #G08843	278,435
1,344,615	Class HZ , Series 46393.25%, 4/15/53	1,462,000

		16,643,217

Government National Mortgage Association (4.7%)
298,202	3.50%, 3/20/46, Pool #MA3521	314,677
311,423	3.50%, 4/20/46, Pool #MA3597	328,628
59,171	3.50%, 5/20/46, Pool #MA3663	62,440
128,258	3.50%, 9/20/46, Pool #MA3937	135,344
682,638	3.00%, 12/20/46, Pool #MA4126	714,434
511,798	3.50%, 1/20/47, Pool #MA4196	540,075
95,409	5.00%, 3/20/47, Pool #MA4324	108,110
101,079	3.50%, 6/20/47, Pool #MA4510	106,456
237,757	5.00%, 6/20/47, Pool #MA4513	253,488
154,321	5.00%, 9/20/47, Pool #MA4722	167,705
284,046	4.00%, 9/20/47, Pool #MA4720	302,955
118,269	3.50%, 11/20/47, Pool #MA4837	123,863
320,255	3.00%, 11/20/47, Pool #MA4836	334,782
197,097	4.00%, 11/20/47, Pool #MA4838	210,218
981,576	3.50%, 12/20/47, Pool #MA4900	1,033,796
92,164	4.00%, 12/20/47, Pool #MA4901	98,299
302,516	4.00%, 3/20/48, Pool #MA5078	322,655
603,944	4.50%, 8/20/48, Pool #MA5399	640,112
277,896	Class NW , Series 2018-1243.50%, 9/20/48	294,603
165,056	4.00%, 9/20/48, Pool #MA5466	174,893
214,410	3.00%, 10/20/49, Pool #MA6209	220,136
1,850,000	2.50%, 2/20/51, TBA	1,891,697
2,925,000	2.00%, 2/20/51, TBA	2,947,395
2,175,000	2.50%, 7/20/51, TBA	2,228,695

		13,555,456

Federal Home Loan Bank (1.0%)
2,925,000	1.04%, 6/14/24, Callable 1/14/22 @ 100.00	2,924,681

Total U.S. Government Agency Mortgages (Cost $87,602,808)		88,942,584

See accompanying notes to the financial statements.

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
U.S. Treasury Obligations (45.6%):
U.S. Treasury Bills (6.0%)
$835,000	, 1/25/22(c)	$834,980
1,255,000	0.03%, 2/3/22(c)	1,254,968
1,085,000	0.04%, 2/17/22(c)	1,084,939
9,710,000	0.10%, 5/26/22(c)	9,705,950
1,095,000	0.13%, 6/16/22(c)	1,094,351
3,480,000	0.17%, 6/23/22(c)	3,477,190

		17,452,378

U.S. Treasury Bonds (7.6%)
3,375,000	2.25%, 5/15/41	3,555,352
365,000	1.75%, 8/15/41	354,963
510,000	2.00%, 11/15/41	517,331
17,485,000	1.88%, 11/15/51	17,430,359

		21,858,005

U.S. Treasury Inflation Index Bonds (0.3%)
679,738	0.13%, 2/15/51	804,426

U.S. Treasury Notes (31.7%)
1,607,000	0.25%, 9/30/23	1,595,701
14,335,000	0.38%, 10/31/23	14,254,366
23,200,000	0.38%, 11/30/23	23,113,000
7,640,000	0.63%, 12/31/23	7,642,387
1,191,000	0.88%, 9/30/26	1,170,530
10,680,000	1.13%, 10/31/26	10,616,587
17,395,000	1.25%, 11/30/26	17,397,718
9,850,000	1.25%, 12/31/26	9,846,922
5,760,000	1.38%, 11/15/31	5,695,200

		91,332,411

Total U.S. Treasury Obligations (Cost $131,397,652)		131,447,220

Contracts		Value
Purchased Options (0.0%†):
Total Purchased Options (Cost $109,744)		$78,750

Swaption (0.0%†):
Purchased Swaptions (0.0%†):
Total Purchased Swaptions (Cost $35,990)		30,593

Total Swaption (Cost $35,990)		30,593

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.2%):
$500,940	BlackRock Liquidity FedFund, Institutional Class , 0.03%(c)(e)	500,940

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $500,940)		500,940

Shares		Value
Unaffiliated Investment Company (1.6%):
Money Markets (1.6%):
4,575,684	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	4,575,684

Total Unaffiliated Investment Company (Cost $4,575,684)		4,575,684

Total Investment Securities (Cost $336,712,808) — 118.1%(f)		340,827,990
Net other assets (liabilities) — (18.1)%		(52,332,562)

Net Assets — 100.0%		$288,495,428

Percentages indicated are based on net assets as of December 31, 2021.

12MTA—12 Month Treasury Average

GO—General Obligation

H15T1Y—1 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $485,352.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

†	Represents less than 0.05%.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	Defaulted bond.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

U.S. Treasury 2-Year Note March Futures (U.S. Dollar)	3/31/22	5	$(1,090,859)	$1,693

				$1,693

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Ultra Long Term U.S. Treasury Bond March Futures (U.S. Dollar)	3/22/22	1	$197,125	$3,857

				$3,857

Total Net Futures Contracts				$5,550

Options and Swaptions Contracts

At December 31, 2021, the Fund’s over-the-counter options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Euro$ 1Y Midcv Op Sep22c	Citigroup	Call	98.75 USD	9/16/22	175	$17,281	$78,750

Total (Cost $109,744)							$78,750

At December 31, 2021, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Euro$ 1Y Midcv Op Sep22c	Citigroup	Call	99.00 USD	9/16/22	175	$17,325	$(43,750)
Euro$ 1Y Midcv Op Sep22p	Citigroup	Put	97.88 USD	9/16/22	175	17,128	(44,844)

Total (Premiums $102,019)							(88,594)

Over-the-counter swaptions purchased as of December 31, 2021 were as follows:

Description and terms of payments to be received from another party	Counterparty	Put/ Call	Exercise Rate	Expiration Date	Contracts	Value	Upfront Payments/ Receipts	Unrealized Appreciation/ (Depreciation)

30-Year Interest Rate, Pay 3-Month USD LIBOR	Goldman Sachs	Put	2.75 USD	1/22/24	1,220,000	$30,593	$35,990	$(5,397)

Total (Cost $35,990)						$30,593	$35,990	$(5,397)

Forward Currency Contracts

At December 31, 2021, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)

U.S. Dollar	2,938,867	Japanese Yen	335,000,000	Goldman Sachs	2/28/22	$24,625

Total Net Forward Currency Contracts						$24,625

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2021

Swap Agreements

At December 31, 2021, the Fund’s centrally-cleared swap agreements were as follows:

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Expiration Date	Notional Amount	Upfront Premiums Paid/ (Received)		Value	Unrealized Appreciation/ (Depreciation)

3-Month U.S. Dollar LIBOR	Quarterly	1.0335%	Semi-annually	7/24/25	5,065,000	USD	$—	$(56,993)	$(56,993)
3-Month U.S. Dollar LIBOR	Quarterly	1.0255%	Semi-annually	7/24/25	6,840,000	USD	—	(78,032)	(78,032)
3-Month U.S. Dollar LIBOR	Quarterly	1.0725%	Semi-annually	7/24/25	3,420,000	USD	—	(35,883)	(35,883)
3-Month U.S. Dollar LIBOR	Quarterly	1.39%	Semi-annually	9/28/25	7,585,000	USD	—	(35,617)	(35,617)
3-Month U.S. Dollar LIBOR	Quarterly	1.6875%	Semi-annually	12/7/25	7,820,000	USD	—	6,733	6,733
1.785%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	425,000	USD	—	(1,158)	(1,158)
1.7725%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	570,000	USD	—	137	137
1.8075%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	7/24/53	285,000	USD	—	(2,297)	(2,297)
1.87%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	9/28/53	645,000	USD	—	(14,665)	(14,665)
1.7425%	Semi-annually	3-Month U.S. Dollar LIBOR	Quarterly	12/7/53	655,000	USD	—	4,790	4,790

								$(212,985)	$(212,985)

Balances Reported in the Statement of Assets and Liabilities for Options Written, Forward Currency Contracts and Swap Agreements

	Swap Premiums Paid	Swap Premiums Received	Receivable for Variation Margin	Payable for Variation Margin

Centrally cleared swap agreements	$—	$—	$—	$—

	Unrealized Appreciation	Unrealized Depreciation

Forward currency contracts	$24,625	$—

Value

Options Written	$(88,594)

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$336,712,808

Investment securities, at value(a)	340,827,990
Deposit at broker for futures and written options collateral	309,000
Deposit at broker for swap agreements collateral	280,580
Interest and dividends receivable	888,748
Unrealized appreciation on forward currency contracts	24,625
Receivable for capital shares issued	1,926
Receivable for investments sold	2,953,197
Receivable for TBA investments sold	47,835,455
Prepaid expenses	1,402

Total Assets	393,122,923

Liabilities:
Cash overdraft	15,204
Payable for TBA investments purchased	103,777,020
Written Options (Premiums received $102,019)	88,594
Payable for collateral received on loaned securities	500,940
Payable for variation margin on futures contracts	3,691
Manager fees payable	123,074
Administration fees payable	45,839
Distribution fees payable	61,536
Custodian fees payable	2,076
Administrative and compliance services fees payable	389
Transfer agent fees payable	849
Trustee fees payable	2,185
Other accrued liabilities	6,098

Total Liabilities	104,627,495

Net Assets	$288,495,428

Net Assets Consist of:
Paid in capital	$281,929,320
Total distributable earnings	6,566,108

Net Assets	$288,495,428

Shares of beneficial interest (unlimited number of shares authorized, no par value)	28,585,892
Net Asset Value (offering and redemption price per share)	$10.09

(a)	Includes securities on loan of $485,352.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$5,026,435
Dividends	936
Income from securities lending	1,457

Total Investment Income	5,028,828

Expenses:
Management fees	1,782,903
Administration fees	128,854
Distribution fees	742,872
Custodian fees	13,561
Administrative and compliance services fees	3,322
Transfer agent fees	4,686
Trustee fees	13,851
Professional fees	12,095
Shareholder reports	5,871
Other expenses	5,224

Total expenses before reductions	2,713,239
Less Management fees contractually waived	(297,147)

Net expenses	2,416,092

Net Investment Income/(Loss)	2,612,736

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	(53,723)
Net realized gains/(losses) on forward currency contracts	274,432
Net realized gains/(losses) on futures contracts	(28,505)
Net realized gains/(losses) on written options contracts	(143,126)
Change in net unrealized appreciation/depreciation on securities	(6,407,007)
Change in net unrealized appreciation/depreciation on forward currency contracts	56,336
Change in net unrealized appreciation/depreciation on futures contracts	11,492
Change in net unrealized appreciation/depreciation on written options contracts	13,425
Change in net unrealized appreciation/depreciation on swap agreements	(212,985)

Net realized and Change in net unrealized gains/losses on investments	(6,489,661)

Change in Net Assets Resulting From Operations	$(3,876,925)

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$2,612,736	$4,311,081
Net realized gains/(losses) on investments	49,078	15,402,105
Change in unrealized appreciation/depreciation on investments	(6,538,739)	4,306,934

Change in net assets resulting from operations	(3,876,925)	24,020,120

Distributions to Shareholders:
Distributions	(19,638,536)	(12,644,991)

Change in net assets resulting from distributions to shareholders	(19,638,536)	(12,644,991)

Capital Transactions:
Proceeds from shares issued	17,585,557	35,317,127
Proceeds from dividends reinvested	19,638,536	12,644,991
Value of shares redeemed	(20,998,964)	(81,958,486)

Change in net assets resulting from capital transactions	16,225,129	(33,996,368)

Change in net assets	(7,290,332)	(22,621,239)
Net Assets:
Beginning of period	295,785,760	318,406,999

End of period	$288,495,428	$295,785,760

Share Transactions:
Shares issued	1,632,332	3,210,885
Dividends reinvested	1,942,486	1,169,749
Shares redeemed	(1,973,539)	(7,566,839)

Change in shares	1,601,279	(3,186,205)

See accompanying notes to the financial statements.

15

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$10.96	$10.55	$9.97	$10.20	$10.07

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.16 (a)	0.25 (a)	0.26	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	(0.23)	0.74	0.60	(0.29)	0.15

Total from Investment Activities	(0.14)	0.90	0.85	(0.03)	0.32

Distributions to Shareholders From:
Net Investment Income	(0.16)	(0.30)	(0.27)	(0.20)	(0.16)
Net Realized Gains	(0.57)	(0.19)	—	—	(0.03)

Total Dividends	(0.73)	(0.49)	(0.27)	(0.20)	(0.19)

Net Asset Value, End of Period	$10.09	$10.96	$10.55	$9.97	$10.20

Total Return(b)	(1.33)%	8.58%	8.49%	(0.21)%	3.14%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$288,495	$295,786	$318,407	$321,344	$366,574
Net Investment Income/(Loss)	0.88%	1.47%	2.37%	2.25%	1.63%
Expenses Before Reductions(c)	0.91%	0.92%	0.91%	0.91%	0.91%
Expenses Net of Reductions	0.81%	0.82%	0.81%	0.85%	0.86%
Portfolio Turnover Rate	258%	211%	203%	184%	198%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

17

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $144 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $500,940 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2021, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL MetWest Total Return Bond Fund	$218,896	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2021, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2021, the monthly average notional amount for short contracts was $1.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $0.3 million, and the monthly average notional amount for short contracts was $2.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2021, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written when writing options. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are reported as “Payable/Receivable for variation margin on centrally cleared swap agreements” on the Statement of Assets and Liabilities.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2021, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $11.8 million for the year ended December 31, 2021.

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Currency Risk

Options Contracts			Written Options contracts	$88,594

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$5,550	Payable for variation margin on futures contracts*	—

Interest Rate Swap Agreements	Receivable for variation margin on swap agreements*	11,660	Payable for variation margin on swap agreements*	224,645

Foreign Exchange Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	24,625	Unrealized depreciation on forward currency contracts	—

*

For futures contracts and centrally-cleared swap agreements, the amounts represent the cumulative appreciation/depreciation of these futures contracts and centrally-cleared swap agreements as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts and centrally-cleared swap agreements.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Currency Risk

Options Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$(143,126)	$13,425

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	(28,505)	11,492

Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/ Change in net unrealized appreciatioin/depreciation on swap agreements	—	(212,985)

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	274,432	56,336

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2021. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021.

As of December 31, 2021, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward currency contracts	$24,625	$—
Futures contracts	—	3,691
Written option contracts	—	88,594

Swap agreements	—	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	24,625	92,285
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	(3,691)

Total assets and liabilities subject to a MNA	$24,625	$88,594

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets

Goldman Sachs	$24,625	$—	$—	$—	$24,625

Total	$24,625	$—	$—	$—	$24,625

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Citigroup	$88,594	$—	$—	$(88,594)	$—

Total	$88,594	$—	$—	$(88,594)	$—

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MetWest Total Return Bond Fund	0.60%	0.91%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.50% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

21

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the forward foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$11,369,780	$—	$11,369,780
Collateralized Mortgage Obligations	—	24,894,711	—	24,894,711
Corporate Bonds+	—	53,548,761	—	53,548,761
Foreign Bond+	—	2,913,242	—	2,913,242
Yankee Debt Obligations+	—	20,623,007	—	20,623,007
Municipal Bonds	—	1,902,718	—	1,902,718
U.S. Government Agency Mortgages	—	88,942,584	—	88,942,584
U.S. Treasury Obligations	—	131,447,220	—	131,447,220
Purchased Options	—	78,750	—	78,750
Purchased Swaption	—	30,593	—	30,593
Short-Term Security Held as Collateral for Securities on Loan	500,940	—	—	500,940
Unaffiliated Investment Company	4,575,684	—	—	4,575,684

Total Investment Securities	5,076,624	335,751,366	—	340,827,990

Other Financial Instruments:*
Written Options	—	(88,594)	—	(88,594)
Futures Contracts	5,550	—	—	5,550
Forward Currency Contracts	—	24,625	—	24,625
Interest Rate Swaps	—	(212,985)	—	(212,985)

Total Investments	$5,082,174	$335,474,412	$—	$340,556,586

22

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$689,061,376	$704,784,500

For the year ended December 31, 2021, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales

AZL MetWest Total Return Bond Fund	$633,069,168	$651,174,237

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business

23

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $336,750,783. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,641,857
Unrealized (depreciation)	(1,866,229)

Net unrealized appreciation/(depreciation)	$3,775,628

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$15,196,680	$4,441,856	$19,638,536

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MetWest Total Return Bond Fund	$11,386,479	$1,258,512	$12,644,991

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MetWest Total Return Bond Fund	$2,625,945	$156,447	$—	$4,006,181	$6,788,573

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, straddles and other miscellaneous differences.

24

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2021

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 75% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MetWest Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MetWest Total Return Bond Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

26

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $10,870,375.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $4,441,856.

27

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

28

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

29

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

30

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

31

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019-2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

32

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

33

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Mid Cap Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 10

Statement of Operations Page 10

Statements of Changes in Net Assets Page 11

Financial Highlights Page 12

Notes to the Financial Statements Page 13

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 25

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned 23.66%. That compared to a 24.76% return for its benchmark, the S&P MidCap 400® Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400® Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of mid-capitalization U.S. equities.

In the first quarter of 2021, favorable conditions carried over from the strong end of 2020. The Federal Reserve’s (the Fed) accommodative policies, along with a new $1.9 trillion stimulus package and the start of the vaccine rollout in the U.S., supported investor optimism for strong economic growth in the first quarter. All sectors within the S&P 500® Index2 posted positive returns over the first three months of 2021. The energy sector posted the strongest return for the quarter, supported by a rally in oil prices due to a surge in demand paired with unchanged production levels, along with oil transport concerns due to the temporary blockage of the Suez Canal. The financial sector was another top performer due to positive market conditions. By comparison, the information technology and consumer staples sectors lagged their peers within the U.S. market, albeit still posting positive returns, after posting strong gains in 2020.

During the second quarter, U.S. equity markets rallied as the vaccination campaign continued to accelerate and economic indicators continued to improve. The U.S. Consumer Price Index (CPI) increased by more than 4% year-over-year in April. But growing concerns about inflation were offset by the Fed’s commitment to maintain its accommodative monetary policies and the prospect of a bipartisan $1 trillion agreement for infrastructure that passed the Senate in May.

In the third quarter, strong economic data and corporate earnings reports helped push U.S. equities higher despite a resurgence in COVID-19 cases due to the arrival of the Delta variant in the U.S. However, concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande muted U.S. equity markets late in the quarter. Rising inflation and supply chain issues also weighed on market sentiment, as did the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter, the boost to investor sentiment from a strong earnings season was offset by a new, more transmissible COVID-19 variant (Omicron) and ongoing concerns about higher inflation rates. Markets recovered to post strong returns for the quarter after initial data showed existing vaccines remained effective against the Omicron variant, and the Fed clarified its plan to begin tightening its monetary policy in 2022. The falling unemployment rate and the final passage of the bipartisan infrastructure bill further supported the market performance over the quarter.

All sectors within the Index posted positive returns for the year. The energy sector was the top performer, followed by the financials and materials sectors. The consumer staples, communication services, and health care sectors lagged their peers.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*The

Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Years	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/2016	24.03%	21.35%	13.04%	—	14.35%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/2009	23.66%	21.06%	12.75%	13.67%	14.79%
S&P MidCap 400 Index	5/1/2009	24.76%	21.41%	13.09%	14.20%	15.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.33%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.58%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is a widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,058.80	$1.82	0.35%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,056.60	$3.11	0.60%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.44	$1.79	0.35%

AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.18	$3.06	0.60%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Industrials	19.0%

Consumer Discretionary	15.4

Information Technology	14.5

Financials	13.5

Real Estate	10.3

Health Care	9.9

Materials	6.6

Utilities	3.4

Consumer Staples	3.4

Energy	2.1

Communication Services	1.5

Total Common Stocks	99.6

Short-Term Security Held as Collateral for Securities on Loan	0.8

Unaffiliated Investment Company	0.4

Total Investment Securities	100.8

Net other assets (liabilities)	(0.8)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.6%):
Aerospace & Defense (0.9%):
30,956	Axon Enterprise, Inc.*	$4,860,092
18,495	Curtiss-Wright Corp.	2,564,702
39,811	Hexcel Corp.*	2,062,210
26,872	Mercury Systems, Inc.*	1,479,572

		10,966,576

Air Freight & Logistics (0.7%):
46,471	GXO Logistics, Inc.*	4,220,961
46,499	XPO Logistics, Inc.*	3,600,417

		7,821,378

Airlines (0.2%):
150,807	JetBlue Airways Corp.*	2,147,492

Auto Components (1.8%):
44,698	Adient plc*	2,140,140
67,758	Dana, Inc.	1,546,238
19,845	Fox Factory Holding Corp.*	3,375,634
111,486	Gentex Corp.	3,885,287
132,753	Goodyear Tire & Rubber Co. (The)*	2,830,294
28,100	Lear Corp.	5,140,895
13,372	Visteon Corp.*	1,486,164

		20,404,652

Automobiles (0.5%):
72,673	Harley-Davidson, Inc.	2,739,045
26,174	Thor Industries, Inc.	2,716,076

		5,455,121

Banks (6.3%):
69,866	Associated Banc-Corp.	1,578,273
19,295	Bank of Hawaii Corp.	1,616,149
56,844	Bank OZK	2,644,951
89,908	Cadence Bank	2,678,359
35,677	Cathay General Bancorp	1,533,754
46,965	CIT Group, Inc.	2,411,183
52,568	Commerce Bancshares, Inc.	3,613,524
26,728	Cullen/Frost Bankers, Inc.	3,369,599
66,887	East West Bancorp, Inc.	5,262,669
151,901	F.N.B. Corp.	1,842,559
60,449	First Financial Bankshares, Inc.	3,073,227
254,198	First Horizon Corp.	4,151,053
76,084	Fulton Financial Corp.	1,293,428
51,145	Glacier Bancorp, Inc.	2,899,922
41,215	Hancock Whitney Corp.	2,061,574
71,831	Home Bancshares, Inc.	1,749,085
24,726	International Bancshares Corp.	1,048,135
55,447	PacWest Bancorp	2,504,541
35,886	Pinnacle Financial Partners, Inc.	3,427,113
43,357	Prosperity Bancshares, Inc.	3,134,711
91,292	Sterling Bancorp	2,354,421
69,049	Synovus Financial Corp.	3,305,376
23,722	Texas Capital Bancshares, Inc.*	1,429,251
20,402	UMB Financial Corp.	2,164,856
100,962	Umpqua Holdings Corp.	1,942,509
64,576	United Bankshares, Inc.	2,342,817
192,206	Valley National Bancorp	2,642,833
42,904	Webster Financial Corp.	2,395,760
26,995	Wintrust Financial Corp.	2,451,686

		72,923,318

Shares		Value
Common Stocks, continued
Beverages (0.2%):
4,445	Boston Beer Co., Inc. (The), Class A*	$2,245,169

Biotechnology (2.0%):
49,142	Arrowhead Pharmaceuticals, Inc.*	3,258,115
149,131	Exelixis, Inc.*	2,726,115
65,489	Halozyme Therapeutics, Inc.*	2,633,313
44,715	Neurocrine Biosciences, Inc.*	3,808,376
24,236	Repligen Corp.*	6,418,662
21,228	United Therapeutics Corp.*	4,586,946

		23,431,527

Building Products (2.3%):
90,262	Builders FirstSource, Inc.*	7,736,356
15,847	Lennox International, Inc.	5,140,133
47,364	Owens Corning	4,286,442
20,528	Simpson Manufacturing Co., Inc.	2,854,829
54,259	Trex Co., Inc.*	7,326,593

		27,344,353

Capital Markets (1.8%):
19,016	Affiliated Managers Group, Inc.	3,128,322
18,255	Evercore, Inc., Class A	2,479,942
45,516	Federated Hermes, Inc., Class B	1,710,491
41,197	Interactive Brokers Group, Inc., Class A	3,271,866
80,412	Janus Henderson Group plc	3,372,479
49,479	SEI Investments Co.	3,015,250
49,378	Stifel Financial Corp.	3,477,199

		20,455,549

Chemicals (2.7%):
26,679	Ashland Global Holdings, Inc.	2,872,261
43,233	Avient Corp.	2,418,887
27,075	Cabot Corp.	1,521,615
76,018	Chemours Co. (The)	2,551,164
18,438	Ingevity Corp.*	1,322,005
15,673	Minerals Technologies, Inc.	1,146,480
3,256	NewMarket Corp.	1,115,896
67,992	Olin Corp.	3,910,900
61,141	RPM International, Inc.	6,175,241
19,223	Scotts Miracle-Gro Co. (The)	3,094,903
20,016	Sensient Technologies Corp.	2,002,801
85,301	Valvoline, Inc.	3,180,874

		31,313,027

Commercial Services & Supplies (1.5%):
22,676	Brink’s Co. (The)	1,486,865
23,696	Clean Harbors, Inc.*	2,364,150
63,601	IAA, Inc.*	3,219,483
36,018	MillerKnoll, Inc.	1,411,546
17,240	MSA Safety, Inc.	2,602,550
43,433	Stericycle, Inc.*	2,590,344
25,486	Tetra Tech, Inc.	4,327,523

		18,002,461

Communications Equipment (0.9%):
73,024	Ciena Corp.*	5,620,657
34,078	Lumentum Holdings, Inc.*	3,604,430
34,954	ViaSat, Inc.*	1,556,851

		10,781,938

See accompanying notes to the financial statements.

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Construction & Engineering (1.4%):
67,902	AECOM*	$5,252,220
13,986	Dycom Industries, Inc.*	1,311,327
25,079	EMCOR Group, Inc.	3,194,814
67,372	Fluor Corp.*	1,668,804
27,081	MasTec, Inc.*	2,499,035
10,035	Valmont Industries, Inc.	2,513,767

		16,439,967

Construction Materials (0.3%):
19,171	Eagle Materials, Inc., Class A	3,191,205

Consumer Finance (0.6%):
18,873	FirstCash Holdings, Inc.	1,411,889
75,967	Navient Corp.	1,612,020
26,228	PROG Holdings, Inc.*	1,183,145
138,187	SLM Corp.	2,718,138

		6,925,192

Containers & Packaging (0.8%):
31,061	AptarGroup, Inc.	3,804,351
12,388	Greif, Inc., Class A	747,864
39,951	Silgan Holdings, Inc.	1,711,501
46,450	Sonoco Products Co.	2,688,990

		8,952,706

Diversified Consumer Services (0.9%):
1,825	Graham Holdings Co., Class B	1,149,440
18,889	Grand Canyon Education, Inc.*	1,618,976
83,073	H&R Block, Inc.	1,957,200
77,690	Service Corp. International	5,515,213

		10,240,829

Diversified Financial Services (0.5%):
93,086	Jefferies Financial Group, Inc.	3,611,737
28,278	Voya Financial, Inc.	1,875,114

		5,486,851

Diversified Telecommunication Services (0.2%):
62,378	Iridium Communications, Inc.*	2,575,588

Electric Utilities (1.0%):
24,913	ALLETE, Inc.	1,652,978
51,805	Hawaiian Electric Industries, Inc.	2,149,908
23,872	IDACORP, Inc.	2,704,936
94,351	OGE Energy Corp.	3,621,191
40,792	PNM Resources, Inc.	1,860,523

		11,989,536

Electrical Equipment (2.0%):
16,462	Acuity Brands, Inc.	3,485,335
19,383	EnerSys	1,532,420
25,646	Hubbell, Inc.	5,341,292
79,340	nVent Electric plc	3,014,920
31,938	Regal-Beloit Corp.	5,435,209
97,570	Sunrun, Inc.*	3,346,651
10,109	Vicor Corp.*	1,283,641

		23,439,468

Electronic Equipment, Instruments & Components (3.3%):
32,819	Arrow Electronics, Inc.*	4,406,607
47,300	Avnet, Inc.	1,950,179
21,478	Belden, Inc.	1,411,749
83,333	Cognex Corp.	6,479,974

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
11,575	Coherent, Inc.*	$3,085,201
50,028	II-VI, Inc.*^	3,418,413
67,505	Jabil, Inc.	4,748,977
11,610	Littlelfuse, Inc.	3,653,435
62,044	National Instruments Corp.	2,709,461
19,385	SYNNEX Corp.	2,216,869
63,560	Vishay Intertechnology, Inc.	1,390,057
79,925	Vontier Corp.	2,456,095

		37,927,017

Energy Equipment & Services (0.4%):
95,776	ChampionX Corp.*	1,935,633
184,862	NOV, Inc.	2,504,880

		4,440,513

Entertainment (0.1%):
21,063	World Wrestling Entertainment, Inc., Class A	1,039,248

Equity Real Estate Investment Trusts (9.8%):
65,590	American Campus Communities, Inc.	3,757,651
73,994	Apartment Income REIT Corp.	4,045,252
139,998	Brixmor Property Group, Inc.	3,557,349
48,170	Camden Property Trust	8,607,016
53,648	Corporate Office Properties Trust	1,500,535
70,243	Cousins Properties, Inc.	2,829,388
59,819	Cyrusone, Inc.	5,366,961
82,895	Douglas Emmett, Inc.	2,776,982
19,176	EastGroup Properties, Inc.	4,369,252
35,648	EPR Properties	1,692,924
61,411	First Industrial Realty Trust, Inc.	4,065,408
69,543	Healthcare Realty Trust, Inc.	2,200,340
49,387	Highwoods Properties, Inc.	2,202,166
72,519	Hudson Pacific Properties, Inc.	1,791,944
52,961	JBG SMITH Properties	1,520,510
49,406	Kilroy Realty Corp.	3,283,523
103,538	Kite Realty Group Trust	2,255,058
40,921	Lamar Advertising Co., Class A	4,963,717
38,660	Life Storage, Inc.	5,921,939
281,061	Medical Properties Trust, Inc.	6,641,471
82,776	National Retail Properties, Inc.	3,979,042
38,623	National Storage Affiliates Trust	2,672,712
112,671	Omega Healthcare Investors, Inc.	3,333,935
112,322	Parks Hotels & Resorts, Inc.*	2,120,639
61,322	Pebblebrook Hotel Trust	1,371,773
103,831	Physicians Realty Trust	1,955,138
31,842	PotlatchDeltic Corp.	1,917,525
9,577	PS Business Parks, Inc.	1,763,796
67,473	Rayonier, Inc.	2,723,210
71,402	Rexford Industrial Realty, Inc.	5,791,416
108,453	Sabra Health Care REIT, Inc.	1,468,454
31,334	SL Green Realty Corp.	2,246,648
58,124	Spirit Realty Capital, Inc.	2,800,996
115,670	STORE Capital Corp.	3,979,048
99,382	The Macerich Co.	1,717,321
50,731	Urban Edge Properties	963,889

		114,154,928

Food & Staples Retailing (1.2%):
64,482	BJ’s Wholesale Club Holdings, Inc.*	4,318,359
17,488	Casey’s General Stores, Inc.	3,451,257

See accompanying notes to the financial statements.

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued
41,918	Grocery Outlet Holding Corp.*^	$1,185,441
72,735	Performance Food Group Co.*	3,337,809
52,067	Sprouts Farmers Market, Inc.*	1,545,349

		13,838,215

Food Products (1.7%):
76,267	Darling Ingredients, Inc.*	5,284,540
94,139	Flowers Foods, Inc.	2,585,998
43,903	Hain Celestial Group, Inc. (The)*	1,870,707
31,262	Ingredion, Inc.	3,021,160
9,467	Lancaster Colony Corp.	1,567,735
22,738	Pilgrim’s Pride Corp.*	641,212
27,675	Post Holdings, Inc.*	3,119,803
10,076	Sanderson Farms, Inc.	1,925,322

		20,016,477

Gas Utilities (1.3%):
43,079	National Fuel Gas Co.	2,754,471
45,453	New Jersey Resources Corp.	1,866,300
25,418	ONE Gas, Inc.	1,972,183
28,462	Southwest Gas Holdings, Inc.	1,993,763
24,649	Spire, Inc.	1,607,608
98,556	UGI Corp.	4,524,706

		14,719,031

Health Care Equipment & Supplies (3.3%):
76,060	Envista Holdings Corp.*	3,427,264
37,255	Globus Medical, Inc.*	2,689,811
24,449	Haemonetics Corp.*	1,296,775
9,451	ICU Medical, Inc.*	2,243,100
34,465	Integra LifeSciences Holdings Corp.*	2,308,810
25,247	LivaNova plc*	2,207,345
23,946	Masimo Corp.*	7,010,910
50,937	Neogen Corp.*	2,313,049
24,802	NuVasive, Inc.*	1,301,609
16,552	Penumbra, Inc.*	4,755,721
17,903	Quidel Corp.*	2,416,726
22,480	STAAR Surgical Co.*	2,052,424
29,946	Tandem Diabetes Care, Inc.*	4,507,472

		38,531,016

Health Care Providers & Services (3.0%):
42,513	Acadia Healthcare Co., Inc.*	2,580,539
15,440	Amedisys, Inc.*	2,499,427
7,256	Chemed Corp.	3,838,714
46,960	Encompass Health Corp.	3,064,610
39,743	HealthEquity, Inc.*	1,758,230
15,037	LHC Group, Inc.*	2,063,528
27,526	Molina Healthcare, Inc.*	8,755,470
65,899	Option Care Health, Inc.*	1,874,168
40,204	Patterson Cos., Inc.	1,179,987
32,820	Progyny, Inc.*	1,652,487
62,453	R1 RCM, Inc.*	1,591,927
50,493	Tenet Healthcare Corp.*	4,124,773

		34,983,860

Hotels, Restaurants & Leisure (3.0%):
38,784	Boyd Gaming Corp.*	2,543,067
15,553	Choice Hotels International, Inc.	2,426,112
16,175	Churchill Downs, Inc.	3,896,558

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
11,070	Cracker Barrel Old Country Store, Inc.	$1,424,045
10,111	Jack in the Box, Inc.	884,510
20,150	Marriott Vacations Worldwide Corp.	3,404,947
15,183	Papa John’s International, Inc.	2,026,475
45,529	Scientific Games Corp., Class A*	3,042,703
36,938	Six Flags Entertainment Corp.*	1,572,820
32,984	Texas Roadhouse, Inc., Class A	2,944,812
40,957	Travel + Leisure Co.	2,263,693
83,155	Wendy’s Co. (The)	1,983,247
14,082	Wingstop, Inc.	2,433,370
44,062	Wyndham Hotels & Resorts, Inc.	3,950,158

		34,796,517

Household Durables (2.0%):
11,382	Helen of Troy, Ltd.*	2,782,558
40,397	KB Home	1,806,958
62,866	Leggett & Platt, Inc.	2,587,565
57,468	Taylor Morrison Home Corp., Class A*	2,009,081
90,738	Tempur Sealy International, Inc.	4,267,408
53,631	Toll Brothers, Inc.	3,882,348
15,519	TopBuild Corp.*	4,281,847
51,846	Tri Pointe Homes, Inc.*	1,445,985

		23,063,750

Household Products (0.1%):
29,382	Energizer Holdings, Inc.	1,178,218

Industrial Conglomerates (0.5%):
24,644	Carlisle Cos., Inc.	6,114,669

Insurance (3.7%):
6,420	Alleghany Corp.*	4,285,928
31,179	American Financial Group, Inc.	4,281,500
37,622	Brighthouse Financial, Inc.*	1,948,820
58,123	CNO Financial Group, Inc.	1,385,652
51,738	First American Financial Corp.	4,047,464
16,917	Hanover Insurance Group, Inc. (The)	2,217,142
28,520	Kemper Corp.	1,676,691
10,159	Kinsale Capital Group, Inc.	2,416,724
11,963	Mercury General Corp.	634,757
134,577	Old Republic International Corp.	3,307,903
18,639	Primerica, Inc.	2,856,799
32,053	Reinsurance Group of America, Inc.	3,509,483
21,691	RenaissanceRe Holdings, Ltd.	3,672,937
18,870	RLI Corp.	2,115,327
28,452	Selective Insurance Group, Inc.	2,331,357
96,771	Unum Group	2,377,663

		43,066,147

Interactive Media & Services (0.2%):
45,826	TripAdvisor, Inc.*	1,249,217
32,263	Yelp, Inc.*	1,169,211

		2,418,428

IT Services (2.1%):
23,215	Alliance Data Systems Corp.	1,545,422
20,222	Concentrix Corp.	3,612,054
81,548	Genpact, Ltd.	4,328,568
85,546	Kyndryl Holdings, Inc.*	1,548,383
32,407	LiveRamp Holdings, Inc.*	1,553,916
29,124	MAXIMUS, Inc.	2,320,309

See accompanying notes to the financial statements.

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services, continued
155,070	Sabre Corp.*	$1,332,051
50,902	Teradata Corp.*	2,161,808
189,483	Western Union Co. (The.)	3,380,377
20,901	WEX, Inc.*	2,934,291

		24,717,179

Leisure Products (1.3%):
36,504	Brunswick Corp.	3,677,048
55,914	Callaway Golf Co.*	1,534,280
165,130	Mattel, Inc.*	3,560,203
26,886	Polaris, Inc.	2,955,040
41,309	YETI Holdings, Inc.*	3,421,625

		15,148,196

Life Sciences Tools & Services (1.0%):
47,892	Bruker Corp.	4,018,618
13,552	Medpace Holdings, Inc.*	2,949,457
48,874	Syneos Health, Inc.*	5,018,382

		11,986,457

Machinery (5.0%):
28,841	AGCO Corp.	3,346,133
63,471	Colfax Corp.*	2,917,762
23,591	Crane Co.	2,399,912
58,017	Donaldson Co., Inc.	3,438,087
61,901	Flowserve Corp.	1,894,171
80,112	Graco, Inc.	6,458,630
40,505	ITT, Inc.	4,139,206
39,961	Kennametal, Inc.	1,435,000
27,962	Lincoln Electric Holdings, Inc.	3,899,860
26,219	Middleby Corp. (The)*	5,158,851
25,475	Nordson Corp.	6,503,003
32,351	Oshkosh Corp.	3,646,281
33,338	Terex Corp.	1,465,205
32,377	Timken Co.	2,243,402
50,298	Toro Co. (The)	5,025,273
37,747	Trinity Industries, Inc.	1,139,959
29,676	Woodward, Inc.	3,248,335

		58,359,070

Marine (0.1%):
28,630	Kirby Corp.*	1,701,195

Media (1.0%):
2,336	Cable One, Inc.	4,119,419
20,930	John Wiley & Sons, Inc., Class A	1,198,661
78,758	New York Times Co. (The), Class A	3,804,012
104,941	Tegna, Inc.	1,947,705

		11,069,797

Metals & Mining (2.6%):
88,189	Alcoa Corp.	5,254,301
214,499	Cleveland-Cliffs, Inc.*	4,669,643
57,284	Commercial Metals Co.	2,078,836
15,881	Compass Minerals International, Inc.	811,202
29,400	Reliance Steel & Aluminum Co.	4,769,268
30,963	Royal Gold, Inc.	3,257,617
88,861	Steel Dynamics, Inc.	5,515,602
127,533	United States Steel Corp.	3,036,561
14,785	Worthington Industries, Inc.	808,148

		30,201,178

Shares		Value
Common Stocks, continued
Multiline Retail (0.8%):
70,953	Kohl’s Corp.	$3,504,369
142,895	Macy’s, Inc.	3,740,991
51,895	Nordstrom, Inc.*^	1,173,865
28,327	Ollie’s Bargain Outlet Holdings, Inc.*	1,450,059

		9,869,284

Multi-Utilities (0.6%):
30,103	Black Hills Corp.	2,124,369
95,848	MDU Resources Group, Inc.	2,955,952
24,727	NorthWestern Corp.	1,413,395

		6,493,716

Oil, Gas & Consumable Fuels (1.7%):
155,094	Antero Midstream Corp.	1,501,310
99,228	CNX Resources Corp.*	1,364,385
45,934	DT Midstream, Inc.	2,203,913
142,713	EQT Corp.*	3,112,571
193,218	Equitrans Midstream Corp.	1,997,874
70,809	HollyFrontier Corp.	2,321,119
69,008	Murphy Oil Corp.	1,801,799
107,924	Targa Resources Corp.	5,637,950

		19,940,921

Paper & Forest Products (0.3%):
41,473	Louisiana-Pacific Corp.	3,249,410

Personal Products (0.2%):
159,517	Coty, Inc., Class A*	1,674,929
23,391	Nu Skin Enterprises, Inc., Class A	1,187,093

		2,862,022

Pharmaceuticals (0.5%):
28,973	Jazz Pharmaceuticals plc*	3,691,160
63,320	Perrigo Co. plc	2,463,148

		6,154,308

Professional Services (1.6%):
24,405	ASGN, Inc.*	3,011,577
10,988	CACI International, Inc., Class A*	2,958,080
16,230	FTI Consulting, Inc.*	2,490,007
17,054	Insperity, Inc.	2,014,248
66,421	KBR, Inc.	3,162,968
25,662	ManpowerGroup, Inc.	2,497,682
27,041	Science Applications International Corp.	2,260,357

		18,394,919

Real Estate Management & Development (0.6%):
23,789	Jones Lang LaSalle, Inc.*	6,407,329

Road & Rail (1.7%):
18,890	Avis Budget Group, Inc.*	3,917,219
78,222	Knight-Swift Transportation Holdings, Inc.	4,766,849
18,051	Landstar System, Inc.	3,231,490
25,512	Ryder System, Inc.	2,102,954
12,414	Saia, Inc.*	4,183,891
28,117	Werner Enterprises, Inc.	1,340,056

		19,542,459

Semiconductors & Semiconductor Equipment (4.3%):
46,649	Amkor Technology, Inc.	1,156,429
35,043	Azenta, Inc.	3,613,284
26,873	Cirrus Logic, Inc.*	2,472,853
13,398	CMC Materials, Inc.	2,568,263

See accompanying notes to the financial statements.

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
46,608	First Solar, Inc.*	$4,062,353
64,546	Lattice Semiconductor Corp.*	4,973,915
26,140	MKS Instruments, Inc.	4,552,804
28,437	Power Integrations, Inc.	2,641,513
30,292	Semtech Corp.*	2,693,867
18,950	Silicon Laboratories, Inc.*	3,911,659
7,064	SiTime Corp.*	2,066,503
38,325	SunPower Corp.*^	799,843
18,510	Synaptics, Inc.*	5,358,830
20,443	Universal Display Corp.	3,373,708
54,624	Wolfspeed, Inc.*	6,105,324

		50,351,148

Software (3.5%):
55,414	ACI Worldwide, Inc.*	1,922,866
31,458	Aspen Technology, Inc.*	4,787,908
19,614	Blackbaud, Inc.*	1,549,114
55,776	CDK Global, Inc.	2,328,090
17,794	Cerence, Inc.*	1,363,732
21,402	CommVault Systems, Inc.*	1,475,026
41,445	Digital Turbine, Inc.*	2,527,730
18,183	Envestnet, Inc.*	1,442,639
12,895	Fair Isaac Corp.*	5,592,175
22,802	J2 Global, Inc.*	2,527,830
29,827	Manhattan Associates, Inc.*	4,637,800
29,104	Mimecast, Ltd.*	2,315,805
18,674	Paylocity Holding Corp.*	4,410,052
15,878	Qualys, Inc.*	2,178,779
44,064	Sailpoint Technologies Holdings, Inc.*	2,130,054

		41,189,600

Specialty Retail (3.3%):
72,630	American Eagle Outfitters, Inc.	1,838,992
18,843	AutoNation, Inc.*	2,201,805
30,576	Dick’s Sporting Goods, Inc.	3,515,934
26,405	Five Below, Inc.*	5,462,930
42,823	Foot Locker, Inc.	1,868,368
29,030	GameStop Corp., Class A*^	4,307,762
14,272	Lithia Motors, Inc.	4,238,070
11,094	Murphy U.S.A., Inc.	2,210,369
8,176	RH*	4,381,845
30,304	Urban Outfitters, Inc.*	889,725
34,150	Victoria’s Secret & Co.*	1,896,691
35,048	Williams-Sonoma, Inc.	5,927,668

		38,740,159

Technology Hardware, Storage & Peripherals (0.3%):
62,217	NCR Corp.*	2,501,123
65,761	Xerox Holdings Corp.	1,488,829

		3,989,952

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.9%):
70,924	Capri Holdings, Ltd.*	$4,603,677
19,922	Carter’s, Inc.	2,016,505
16,312	Columbia Sportswear Co.	1,589,441
27,737	Crocs, Inc.*	3,556,438
12,996	Deckers Outdoor Corp.*	4,760,565
164,595	Hanesbrands, Inc.	2,752,028
63,725	Skechers U.S.A., Inc., Class A*	2,765,665

		22,044,319

Thrifts & Mortgage Finance (0.7%):
51,427	Essent Group, Ltd.	2,341,471
153,461	MGIC Investment Corp.	2,212,908
219,857	New York Community Bancorp, Inc.	2,684,454
30,706	Washington Federal, Inc.	1,024,966

		8,263,799

Trading Companies & Distributors (0.9%):
16,895	GATX Corp.	1,760,290
22,326	MSC Industrial Direct Co., Inc., Class A	1,876,723
80,994	Univar Solutions, Inc.*	2,296,180
15,567	Watsco, Inc.	4,870,603

		10,803,796

Water Utilities (0.5%):
108,407	Essential Utilities, Inc.	5,820,372

Total Common Stocks (Cost $774,545,401)		1,160,122,522

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.8%):
9,132,721	BlackRock Liquidity FedFund, Institutional Class , 0.03%(a)(b)	9,132,721

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $9,132,721)		9,132,721

Shares		Value
Unaffiliated Investment Company (0.4%):
Money Markets (0.4%):
5,170,698	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	5,170,698

Total Unaffiliated Investment Company (Cost $5,170,698)		5,170,698

Total Investment Securities (Cost $788,848,820) — 100.8%(c)		1,174,425,941
Net other assets (liabilities) — (0.8)%		(9,144,690)

Net Assets — 100.0%		$1,165,281,251

Percentages indicated are based on net assets as of December 31, 2021.

REIT — Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $8,719,270.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(b)	The rate represents the effective yield at December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P Midcap 400 E-Mini March Futures (U.S. Dollar)	3/18/22	22	$6,242,940	$202,067

				$202,067

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$788,848,820

Investment securities, at value(a)	$1,174,425,941
Cash	7,390
Deposit at broker for futures contracts collateral	300,000
Interest and dividends receivable	1,075,515
Receivable for investments sold	41,000
Receivable for variation margin on futures contracts	4,243
Reclaims receivable	2,114
Prepaid expenses	5,983

Total Assets	1,175,862,186

Liabilities:
Payable for capital shares redeemed	693,928
Payable for collateral received on loaned securities	9,132,721
Manager fees payable	244,208
Administration fees payable	176,133
Distribution fees payable	232,181
Custodian fees payable	7,147
Administrative and compliance services fees payable	2,126
Transfer agent fees payable	2,317
Trustee fees payable	11,943
Other accrued liabilities	78,231

Total Liabilities	10,580,935

Net Assets	$1,165,281,251

Net Assets Consist of:
Paid in capital	$590,594,259
Total distributable earnings	574,686,992

Net Assets	$1,165,281,251

Class 1
Net Assets	$58,069,654
Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,562,722
Net Asset Value (offering and redemption price per share)	$8.85

Class 2
Net Assets	$1,107,211,597
Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,187,706
Net Asset Value (offering and redemption price per share)	$28.25

(a)	Includes securities on loan of $8,719,270.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$15,598,687
Income from securities lending	19,337
Foreign withholding tax	(2,158)

Total Investment Income	15,615,866

Expenses:
Management fees	2,940,272
Administration fees	405,707
Distribution fees — Class 2	2,797,409
Custodian fees	39,011
Administrative and compliance services fees	13,633
Transfer agent fees	10,295
Trustee fees	57,418
Professional fees	52,181
Licensing fees	212,650
Shareholder reports	35,150
Other expenses	21,528

Total expenses	6,585,254

Net Investment Income/(Loss)	9,030,612

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	195,119,202
Net realized gains/(losses) on futures contracts	1,749,393
Change in net unrealized appreciation/depreciation on securities and foreign currencies	40,684,904
Change in net unrealized appreciation/depreciation on futures contracts	64,726

Net realized and Change in net unrealized gains/losses on investments	237,618,225

Change in Net Assets Resulting From Operations	$246,648,837

See accompanying notes to the financial statements.

10

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,030,612	$9,833,998
Net realized gains/(losses) on investments	196,868,595	41,516,272
Change in unrealized appreciation/depreciation on investments	40,749,630	87,139,882

Change in net assets resulting from operations	246,648,837	138,490,152

Distributions to Shareholders:
Class 1	(8,374,201)	(5,274,542)
Class 2	(56,973,657)	(40,133,618)

Change in net assets resulting from distributions to shareholders	(65,347,858)	(45,408,160)

Capital Transactions:
Class 1
Proceeds from shares issued	101,292	71,084
Proceeds from dividends reinvested	8,374,200	5,274,542
Value of shares redeemed	(5,965,875)	(4,609,084)

Total Class 1 Shares	2,509,617	736,542

Class 2
Proceeds from shares issued	122,905,502	115,634,844
Proceeds from dividends reinvested	56,973,658	40,133,618
Value of shares redeemed	(302,432,797)	(345,716,996)

Total Class 2 Shares	(122,553,637)	(189,948,534)

Change in net assets resulting from capital transactions	(120,044,020)	(189,211,992)

Change in net assets	61,256,959	(96,130,000)
Net Assets:
Beginning of period	1,104,024,292	1,200,154,292

End of period	$1,165,281,251	$1,104,024,292

Share Transactions:
Class 1
Shares issued	11,257	10,141
Dividends reinvested	1,011,377	739,767
Shares redeemed	(636,312)	(623,382)

Total Class 1 Shares	386,322	126,526

Class 2
Shares issued	4,407,636	7,410,063
Dividends reinvested	2,153,199	1,963,485
Shares redeemed	(11,112,033)	(18,128,902)

Total Class 2 Shares	(4,551,198)	(8,755,354)

Change in shares	(4,164,876)	(8,628,828)

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$8.40	$8.28	$8.16	$11.25	$10.90

Investment Activities:
Net Investment Income/(Loss)	0.09 (a)	0.09 (a)	0.12 (a)	0.15	0.25
Net Realized and Unrealized Gains/(Losses) on Investments	1.83	0.97	1.79	(1.13)	1.41

Total from Investment Activities	1.92	1.06	1.91	(0.98)	1.66

Distributions to Shareholders From:
Net Investment Income	(0.26)	(0.31)	(0.30)	(0.28)	(0.12)
Net Realized Gains	(1.21)	(0.63)	(1.49)	(1.83)	(1.19)

Total Dividends	(1.47)	(0.94)	(1.79)	(2.11)	(1.31)

Net Asset Value, End of Period	$8.85	$8.40	$8.28	$8.16	$11.25

Total Return(b)	24.03%	14.82%	25.47%	(11.01)%	16.08%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$58,070	$51,879	$50,096	$44,788	$55,764
Net Investment Income/(Loss)	1.01%	1.21%	1.31%	1.32%	1.27%
Expenses Before Reductions(c)	0.32%	0.33%	0.32%	0.31%	0.31%
Expenses Net of Reductions	0.32%	0.33%	0.32%	0.31%	0.31%
Portfolio Turnover Rate(d)	30%	22%	14%	18%	21%

Class 2

Net Asset Value, Beginning of Period	$24.06	$21.91	$19.00	$23.45	$21.45

Investment Activities:
Net Investment Income/(Loss)	0.21 (a)	0.19 (a)	0.23 (a)	0.25	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	5.39	2.84	4.41	(2.65)	3.06

Total from Investment Activities	5.60	3.03	4.64	(2.40)	3.30

Distributions to Shareholders From:
Net Investment Income	(0.20)	(0.25)	(0.24)	(0.22)	(0.11)
Net Realized Gains	(1.21)	(0.63)	(1.49)	(1.83)	(1.19)

Total Dividends	(1.41)	(0.88)	(1.73)	(2.05)	(1.30)

Net Asset Value, End of Period	$28.25	$24.06	$21.91	$19.00	$23.45

Total Return(b)	23.66%	14.53%	25.28%	(11.35)%	15.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,107,212	$1,052,145	$1,150,058	$1,020,140	$1,208,935
Net Investment Income/(Loss)	0.76%	0.96%	1.06%	1.08%	1.02%
Expenses Before Reductions(c)	0.57%	0.58%	0.57%	0.56%	0.56%
Expenses Net of Reductions	0.57%	0.58%	0.57%	0.56%	0.56%
Portfolio Turnover Rate(d)	30%	22%	14%	18%	21%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.    All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,894 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $9,132,721 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $7.9 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$202,067	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,749,393	$64,726

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Mid Cap Index Fund, Class 1	0.25%	0.46%

AZL Mid Cap Index Fund, Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$1,160,122,522	$—	$—	$1,160,122,522

Short-Term Security Held as Collateral for Securities on Loan	9,132,721	—	—	9,132,721

Unaffiliated Investment Company	5,170,698	—	—	5,170,698

Total Investment Securities	1,174,425,941	—	—	1,174,425,941

Other Financial Instruments:*
Futures Contracts	202,067	—	—	202,067

Total Investments	$1,174,628,008	$—	$—	$1,174,628,008

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Mid Cap Index Fund	$346,143,464	$512,738,564

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $804,266,330. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$389,453,927
Unrealized (depreciation)	(19,294,316)

Net unrealized appreciation/(depreciation)	$370,159,611

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$17,708,187	$47,639,671	$65,347,858

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Mid Cap Index Fund	$12,950,819	$32,457,341	$45,408,160

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Mid Cap Index Fund	$31,567,536	$172,959,809	$—	$370,159,647	$574,686,992

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 40% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Mid Cap Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Mid Cap Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 70.04% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $8,143,716.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $47,639,671.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

22

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

23

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust ("ETF Trust") (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

25

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 5

Statement of Operations Page 5

Statements of Changes in Net Assets Page 6

Financial Highlights Page 7

Notes to the Financial Statements Page 8

Report of Independent Registered Public Accounting Firm Page 13

Other Federal Income Tax Information Page 14

Other Information Page 15

Approval of Investment Advisory Agreement Page 16

Information about the Board of Trustees and Officers Page 18

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Moderate Index Strategy Fund (the “Fund”) returned 12.06%. That compared to a 28.71%, (1.54)% and a 15.96% total return for its benchmarks, the S&P 500® Index, the Bloomberg U.S. Aggregate Bond Index, and the Moderate Composite Index, respectively.1

The Fund is a fund of funds that pursues broad diversification across four underlying equity sub-portfolios and one fixed income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500® Index (U.S. large cap stocks), the S&P MidCap 400 Index2, the S&P SmallCap 600 Index3 and the MSCI EAFE Index4. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity index funds and 30% to 50% of its assets to the underlying AZL Enhanced Bond Index Fund.

U.S. equities began 2021 with positive momentum. Large cap stocks generally moved higher as corporate earnings rose and the number of COVID-19 cases declined. Fiscal and monetary stimulus provided liquidity for consumers to spend, and as businesses reopened and consumer confidence rose, the U.S equity market continued to rally. However, these conditions would later lead to inflationary pressures. Excess demand for goods and an escalation of input costs led to increased inflation levels unseen since the early 1980s. Despite high inflation, the U.S. stock market continued to gain throughout most of the year and the U.S. economy ended 2021 stronger than it was at the beginning of the year.

International developed market equities, as measured by the MSCI EAFE Index, returned 11.78% for the year. The COVID-19 pandemic led some countries to shut down their economies to combat the spread of the virus. The move led to diminished consumption, interrupted industrial production, and reduced exports of goods. Central banks provided stimulus throughout the year, and some felt their economies were strong enough to start scaling back economic support as economic activity improved. Hong Kong stocks detracted from developed market returns as a tight regulatory crackdown on companies listed on the Hang Seng Exchange, particularly in sectors such as e-commerce, video gaming, and real estate, weighed heavily on equity prices.

U.S. bonds suffered during the year and the Bloomberg U.S. Aggregate Bond Index returned (1.54)%. The U.S. economy continued to recover from the COVID-19 pandemic throughout the year causing interest rates to rise, particularly in the front end of the yield curve. This provided headwinds to domestic fixed income performance compared to 2020. Credit exposure outpaced U.S. Treasuries, even as spreads have remained at historically tight levels in both investment grade and high yield for most of the year. Investments in Treasury Inflation Protected Securities (TIPS) also benefited in 2021 from elevated inflation expectations.

The Fund, which invests in both U.S. and international markets, underperformed its blended benchmark during the 12-month period. Its allocation to developed market non-U.S. equities detracted on a relative basis, as these securities generally trailed U.S. equities and are not included in its blended benchmark. In addition, the Fund’s performance compared to the blended benchmark was negatively affected by its allocation to mid-cap equities, which generally trailed large cap U.S. equities during the period.

The fixed income allocation detracted slightly from the Fund’s performance compared to the benchmark largely due to the underlying fund’s fees. The Fund’s fixed income allocation benefited from overweight exposure to credit and TIPS. Additionally, its underweight to policy duration benefited as interest rates increased during the year.

Past performance does not guarantee future results.

*The

Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

[2]

The Standard & Poor’s MidCap 400 Index (S&P 400) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indexes that can be used as building blocks for portfolio composition.

[3]

The Standard & Poor’s SmallCap 600 Index (S&P 600) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[4]	MSCI EAFE Index (MSCI EAFE) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

The indexes defined above are unmanaged. Investors cannot invest directly in an index.

1

AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the “Index Strategy Underlying Funds”), allocating 50%-70% of its assets in the underlying equity index funds and 30%-50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indexes because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® Moderate Index Strategy Fund	12.06%	14.70%	10.14%	10.05%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%
Bloomberg U.S. Aggregate Bond Index	(1.54)%	4.79%	3.57%	2.90%
Moderate Composite Index	15.96%	17.77%	12.78%	11.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.04%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.43%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500® and (40%) of the Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Moderate Index Strategy Fund	$1,000.00	$1,043.40	$0.36	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Moderate Index Strategy Fund	$1,000.00	$1,024.85	$0.36	0.07%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Domestic Equity Funds	45.6%

Fixed Income Fund	39.3

International Equity Fund	15.1

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Affiliated Investment Companies (100.0%):
Domestic Equity Funds (45.6%):
6,304,353	AZL Mid Cap Index Fund, Class 2	$178,097,959
25,036,340	AZL S&P 500 Index Fund, Class 2	610,886,701
5,320,698	AZL Small Cap Stock Index Fund, Class 2	89,228,105

		878,212,765

Fixed Income Fund (39.3%):
67,906,618	AZL Enhanced Bond Index Fund	758,516,926

International Equity Fund (15.1%):
15,357,385	AZL International Index Fund, Class 2	291,329,601

Total Affiliated Investment Companies (Cost $1,807,662,106)		1,928,059,292

Total Investment Securities (Cost $1,807,662,106) — 100.0%(a)		1,928,059,292
Net other assets (liabilities) — 0.0% †		(461,031)

Net Assets — 100.0%		$1,927,598,261

Percentages indicated are based on net assets as of December 31, 2021.

†	Represents less than 0.05%.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in affiliates, at cost	$1,807,662,106

Investments in affiliates, at value	$1,928,059,292
Interest and dividends receivable	117
Foreign currency, at value (cost $106,900)	110,855
Receivable for affiliated investments sold	622,876
Prepaid expenses	10,121

Total Assets	1,928,803,261

Liabilities:
Cash overdraft	622,511
Payable for capital shares redeemed	434,763
Manager fees payable	81,189
Administration fees payable	6,283
Custodian fees payable	236
Administrative and compliance services fees payable	2,531
Transfer agent fees payable	1,101
Trustee fees payable	14,218
Other accrued liabilities	42,168

Total Liabilities	1,205,000

Net Assets	$1,927,598,261

Net Assets Consist of:
Paid in capital	$1,673,507,515
Total distributable earnings	254,090,746

Net Assets	$1,927,598,261

Shares of beneficial interest (unlimited number of shares authorized, no par value)	123,360,264
Net Asset Value (offering and redemption price per share)	$15.63

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from affiliates	$18,186,312
Dividends from non-affiliates	2

Total Investment Income	18,186,314

Expenses:
Management fees	3,174,669
Administration fees	60,853
Custodian fees	1,433
Administrative and compliance services fees	12,917
Transfer agent fees	5,809
Trustee fees	60,825
Professional fees	68,064
Shareholder reports	30,020
Other expenses	21,452

Total expenses before reductions	3,436,042
Less Management fees contractually waived	(2,509,379)

Net expenses	926,663

Net Investment Income/(Loss)	17,259,651

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	17,019
Net realized gains/(losses) on affiliated underlying funds	55,196,170
Net realized gains distributions from affiliated underlying funds	61,738,147
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(5,262)
Change in net unrealized appreciation/depreciation on underlying fund	4,894,859

Net realized and Change in net unrealized gains/losses on investments	121,840,933

Change in Net Assets Resulting From Operations	$139,100,584

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$17,259,651	$11,127,969
Net realized gains/(losses) on investments	116,951,336	22,662,547
Change in unrealized appreciation/depreciation on investments	4,889,597	35,344,740

Change in net assets resulting from operations	139,100,584	69,135,256

Distributions to Shareholders:
Distributions	(33,935,061)	(32,078,922)

Change in net assets resulting from distributions to shareholders	(33,935,061)	(32,078,922)

Capital Transactions:
Proceeds from shares issued	1,359,198,190	12,526,131
Proceeds from dividends reinvested	33,935,061	32,078,922
Value of shares redeemed	(181,979,760)	(82,366,337)

Change in net assets resulting from capital transactions	1,211,153,491	(37,761,284)

Change in net assets	1,316,319,014	(704,950)
Net Assets:
Beginning of period	611,279,247	611,984,197

End of period	$1,927,598,261	$611,279,247

Share Transactions:
Shares issued	89,961,204	983,912
Dividends reinvested	2,263,847	2,437,608
Shares redeemed	(11,902,446)	(6,337,677)

Change in shares	80,322,605	(2,916,157)

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$14.20	$13.32	$11.98	$13.30	$15.54

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.26 (a)	0.23 (a)	0.26	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.50	1.39	2.03	(0.92)	1.78

Total from Investment Activities	1.70	1.65	2.26	(0.66)	1.90

Distributions to Shareholders From:
Net Investment Income	(0.09)	(0.27)	(0.32)	(0.13)	(0.35)
Net Realized Gains	(0.18)	(0.50)	(0.60)	(0.53)	(3.79)

Total Dividends	(0.27)	(0.77)	(0.92)	(0.66)	(4.14)

Net Asset Value, End of Period	$15.63	$14.20	$13.32	$11.98	$13.30

Total Return(b)	12.06%	12.84%	19.33%	(5.17)%	13.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,927,598	$611,279	$611,984	$590,092	$740,959
Net Investment Income/(Loss)	1.30%	1.95%	1.78%	1.75%	0.77%
Expenses Before Reductions*(c)	0.26%	0.43%	0.43%	0.42%	0.43%
Expenses Net of Reductions*	0.07%	0.08%	0.08%	0.07%	0.08%
Portfolio Turnover Rate	14%	15%	5%	4%	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds (the “Underlying Funds”). Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2021

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Management fees.”

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Moderate Index Strategy Fund	0.20%	0.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.05% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023. Prior to June 1, 2021, the annual rate due to the Manager was 0.40%.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2021, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2021 is as follows:

	Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Net Realized Gains Distributions from Affiliated Underlying Funds

AZL Enhanced Bond Index Fund	$228,798,187	$590,236,780	$(31,401,059)	$(396,265)	$(28,720,717)	$758,516,926	67,906,618	$5,853,642	$19,466,265
AZL International Index Fund, Class 2	96,051,410	205,828,067	(17,964,707)	4,683,853	2,730,978	291,329,601	15,357,385	4,345,381	—

AZL Mid Cap Index Fund, Class 2	58,133,471	128,847,223	(20,538,394)	5,883,729	5,771,930	178,097,959	6,304,353	1,243,382	7,520,090

AZL Small Cap Stock Index Fund, Class 2	31,066,541	61,412,581	(9,593,004)	2,097,189	4,244,798	89,228,105	5,320,698	567,538	2,216,527
AZL S&P 500 Index Fund, Class 2	197,360,987	462,208,455	(112,478,275)	42,927,664	20,867,870	610,886,701	25,036,340	6,176,369	32,535,265

	$611,410,596	$1,448,533,106	$(191,975,439)	$55,196,170	$4,894,859	$1,928,059,292	119,925,394	$18,186,312	$61,738,147

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to fees accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2021

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies+	$1,928,059,292	$—	$—	$1,928,059,292

Total Investment Securities	$1,928,059,292	$—	$—	$1,928,059,292

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Moderate Index Strategy Fund	$1,448,533,106	$191,975,439

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the period ended December 31, 2021, the Fund did not directly invest in derivatives.

Foreign Securities Risk: Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

Fund of Fund Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds. In addition, the Fund maintains indirect exposure to various types of risk which may exist in the underlying Funds, such as foreign securities risk, fixed income securities risk and other risks.

Interest Rate Risk: Debt securities held by an underlying fund may decline in value due to rising interest rates.

Market Risk: The market price of securities owned by the underlying funds may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2021

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $1,808,286,779. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$133,439,267
Unrealized (depreciation)	(13,666,754)

Net unrealized appreciation/(depreciation)	$119,772,513

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$11,539,987	$22,395,074	$33,935,061

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Moderate Index Strategy Fund	$11,245,115	$20,833,807	$32,078,922

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Moderate Index Strategy Fund	$34,672,393	$99,641,886	$—	$119,776,467	$254,090,746

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, return of capital from underlying investments, straddles and other miscellaneous differences.

11

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2021

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 90% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Moderate Index Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Moderate Index Strategy Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 32.17% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $22,395,074.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Management Agreement occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark and certain competitor or “peer group” funds). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of any brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also the fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from their relationships with the Fund.

The Management Agreement was most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of the Management Agreement was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as at various other meetings preceding these meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Management Agreement at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Management Agreement was approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023.

In connection with such meetings, the Board requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Management Agreement with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval of the Management Agreement, in respect of the Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the oversight of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by

16

any other service providers retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every quarterly Board meeting and the summer and fall 2021 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the approval of the Management Agreement in 2021. The performance information considered included performance information on absolute total return, performance versus the appropriate benchmark(s) and performance versus peer groups as reported by Lipper, the contribution to performance of the Manager’s asset class allocation decisions, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the one- and three-year periods ended December 31, 2020, for which periods the Fund ranked in the top 40% against peers.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Fund, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

At the Board meeting held September 14, 2021, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 7th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer group, and the Manager reported upon the challenges in making peer group comparisons for the Fund. The Board considered and found that the advisory fee paid to the Manager with respect to the Fund was based on services provided to the Fund that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Fund invests.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board noted that the total assets in the Fund, as of June 30, 2021, were approximately $1.98 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Management Agreement or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Management Agreement, the Board concluded that the advisory fees were reasonable, and that the continuation of the Management Agreement was in the best interest of the Fund.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 -2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

18

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

19

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® MSCI Emerging Markets Equity Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 18

Statement of Operations Page 18

Statements of Changes in Net Assets Page 19

Financial Highlights Page 20

Notes to the Financial Statements Page 21

Report of Independent Registered Public Accounting Firm Page 27

Other Federal Income Tax Information Page 28

Other Information Page 29

Approval of Investment Advisory and Subadvisory Agreements Page 30

Information about the Board of Trustees and Officers Page 33

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned (3.83)%. That compared to a (2.22)% total return for its benchmark, the MSCI Emerging Markets Index.1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index (the “Index”). The Index is designed to provide a comprehensive measure of emerging markets equities. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index.

During the first quarter, vaccine optimism and expectations for more U.S. stimulus helped emerging markets equities post strong performance to start the year, continuing the trend from late 2020. However, emerging markets started to underperform developed markets in mid-February as the vaccine programs in some emerging markets countries started to lag. The rise in COVID-19 cases in several emerging markets countries led to renewed activity restrictions, including in India and Brazil. However, the new wave of cases in India was less disruptive to its domestic market thanks to its relatively younger population.

Over the second quarter, regulatory concerns in China over that country’s technology sector held back market returns. The Chinese economy continued to normalize, however, posting a first-quarter GDP growth rate of 0.6%, quarter-on-quarter. Brazil was one of the best performers over the quarter as it benefited from a rise in oil prices. Poland and Hungary also performed well as their governments began easing lockdowns and restrictions. By comparison, Chile was one of the worst performers for the quarter due to heightened political uncertainty.

A selloff in Chinese equities over the third quarter dominated the news and weighed heavily on emerging markets performance. China is the largest market in the MSCI Emerging Markets Index, representing 34% of the index as of September 30, 2021. The introduction of new regulations targeting specific sectors in China sparked investors’ concerns about future earnings growth potential. More negative news followed in the wake of that initial trigger, including supply chain disruptions, a power shortage, and the potential systemic risk posed by the Evergrande debt crisis.

In the fourth quarter, emerging markets equities declined due to exacerbating inflationary pressures and supply chain disruptions. The market downturn in November more than offset the slight positive returns in both October and December. Performance varied among countries, however. For instance, the Chinese market lost momentum over the fourth quarter as it grappled with a slowing manufacturing sector, debt problems in the property market, and a resurgence in COVID-19. The strong economic data and the pickup in e-commerce and technology sectors that were negatively impacted by regulatory actions earlier in the year supported market performance but were not enough to offset the market decline in November. Meanwhile, Turkey dominated emerging markets news and was the worst performer over the quarter. The country found itself in the throes of a currency crisis coupled with rising cyclical inflation. The currency struggles were a result of a series of interest rate cuts by Turkey’s central bank, which had been overhauled by President Recep Tayyip Erdogan.

The Fund underperformed its benchmark primarily due to the impacts of fair value pricing and expenses incurred by the Fund.

The Fund uses derivatives for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and Fund managers keep cash to cover all outstanding futures positions fully.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	(3.68)%	9.91%	9.02%	5.31%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	(3.83)%	9.63%	8.76%	5.05%
MSCI Emerging Markets Index (gross of withholding taxes)	(2.22)%	11.33%	10.26%	5.87%
MSCI Emerging Markets Index (net of withholding taxes)	(2.54)%	10.94%	9.87%	5.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.17%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.42%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index returns shown do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$900.00	$3.45	0.72%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$898.60	$4.64	0.97%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,021.58	$3.67	0.72%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,020.32	$4.94	0.97%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	22.6%

Financials	19.4

Consumer Discretionary	13.0

Communication Services	11.1

Materials	8.5

Consumer Staples	5.9

Energy	5.6

Industrials	5.1

Health Care	4.3

Utilities	2.4

Real Estate	1.8

Total Common Stocks and Preferred Stocks	99.7

Rights	— †

Short-Term Security Held as Collateral for Securities on Loan	0.6

Unaffiliated Investment Company	0.4

Total Investment Securities	100.7

Net other assets (liabilities)	(0.7)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (98.5%):
Aerospace & Defense (0.1%):
5,099	Aecc Aviation Power Co., Ltd.	$50,782
18,981	Aselsan Elektronik Sanayi Ve Ticaret AS	29,280
83,000	AviChina Industry & Technology Co., Ltd., Class H	57,408
35,570	Bharat Electronics, Ltd.	100,477
2,537	Korea Aerospace Industries, Ltd.	69,087

		307,034

Air Freight & Logistics (0.3%):
36,697	Agility Public Warehousing Co. KSC	114,769
572	Hyundai Glovis Co., Ltd.	80,785
9,300	SF Holding Co., Ltd., Class A	100,573
3,900	Yunda Holding Co., Ltd., Class A	12,519
12,937	ZTO Express Cayman, Inc., ADR	365,082

		673,728

Airlines (0.1%):
66,000	Air China, Ltd.*	46,051
39,299	China Eastern Airlines Corp., Ltd.*	31,776
38,000	China Southern Airlines Co., Ltd.*	40,533
28,000	China Southern Airlines Co., Ltd., Class H*	16,747
2,989	InterGlobe Aviation, Ltd.*	80,520
4,761	Korean Air Lines Co., Ltd.*	117,143

		332,770

Auto Components (0.5%):
3,039	Balkrishna Industries, Ltd.	95,013
6,982	Bharat Forge, Ltd.	65,563
900	Changzhou Xingyu Automotive Lighting Systems Co., Ltd., Class A	28,809
47,000	Cheng Shin Rubber Industry Co., Ltd.	61,255
6,500	Fuyao Glass Industry Group Co., Ltd.	48,099
12,800	Fuyao Glass Industry Group Co., Ltd., Class H	66,281
2,479	Hankook Tire & Technology Co., Ltd.	82,386
5,302	Hanon Systems	59,964
4,200	Huayu Automotive Systems Co., Ltd.	18,627
1,996	Hyundai Mobis Co., Ltd.	424,006
7,300	Kuang-Chi Technologies Co., Ltd., Class A*	27,508
24,000	Minth Group, Ltd.	105,743
35,987	Motherson Sumi Systems, Ltd.	108,132
62	MRF, Ltd.	61,181
1,500	Ningbo Joyson Electronic Corp.	5,174
3,600	Shandong Linglong Tyre Co., Ltd., Class A	20,648

		1,278,389

Automobiles (3.2%):
602,600	Astra International Tbk PT	240,782
2,257	Bajaj Auto, Ltd.	98,672
3,133	BYD Co., Ltd.	131,673
24,500	BYD Co., Ltd., Class H	837,859
11,480	Chongqing Changan Automobile Co., Ltd., Class A	27,356
84,000	Dongfeng Motor Group Co., Ltd., Class H	69,845
4,135	Eicher Motors, Ltd.	144,210
2,009	Ford Otomotiv Sanayi AS	36,297
177,000	Geely Automobile Holdings, Ltd.	484,314
4,500	Great Wall Motor Co., Ltd., Class A	34,267
92,500	Great Wall Motor Co., Ltd., Class H	318,021
99,200	Guangzhou Automobile Group Co., Ltd.	97,784
3,348	Hero MotoCorp, Ltd.	110,674
4,275	Hyundai Motor Co., Ltd.	751,229
732	Hyundai Motor Co., Ltd.	60,550

Shares		Value
Common Stocks, continued
Automobiles, continued
8,066	Kia Corp.	$553,828
16,352	Li Auto, Inc., ADR*	524,899
27,081	Mahindra & Mahindra, Ltd.	305,037
3,744	Maruti Suzuki India, Ltd.	373,827
40,924	NIO, Inc., ADR*	1,296,472
19,100	SAIC Motor Corp., Ltd.	61,761
51,308	Tata Motors, Ltd.*	331,993
11,629	Xpeng, Inc., ADR*	585,288
36,000	Yadea Group Holdings, Ltd.	70,208

		7,546,846

Banks (13.3%):
21,458	Absa Group, Ltd.	205,510
87,807	Abu Dhabi Commercial Bank	203,838
143,000	Agricultural Bank of China, Ltd.	65,938
724,000	Agricultural Bank of China, Ltd., Class A	248,945
107,574	Akbank T.A.S.	57,673
37,346	Al Rajhi Bank	1,406,563
33,870	Alinma Bank	215,554
49,791	Alpha Services and Holdings SA*	61,031
53,900	AMMB Holdings Berhad*	41,036
16,034	Arab National Bank	97,344
66,355	Axis Bank, Ltd.*	602,195
39,610	Banco Bradesco SA	115,153
1,298,706	Banco de Chile	101,517
1,979	Banco de Credito e Inversiones	57,848
24,879	Banco do Brasil SA	128,885
9,387	Banco Inter SA	48,157
11,234	Banco Santander Brasil SA	60,477
2,238,136	Banco Santander Chile	90,025
12,949	Bancolombia SA	101,936
9,306	Bancolombia SA	79,439
20,207	Bandhan Bank, Ltd.	68,650
13,481	Bank AlBilad*	166,211
19,448	Bank Al-Jazira	99,922
37,500	Bank of Beijing Co., Ltd., Class A	26,125
2,389,000	Bank of China, Ltd.	860,988
72,500	Bank of China, Ltd., Class A	34,698
75,999	Bank of Communications Co., Ltd., Class A	54,972
175,000	Bank of Communications Co., Ltd., Class H	105,785
20,000	Bank of Hangzhou Co., Ltd.	40,225
36,920	Bank of Jiangsu Co., Ltd.	33,768
18,200	Bank of Nanjing Co., Ltd.	25,584
13,970	Bank of Ningbo Co., Ltd.	83,903
34,470	Bank of Shanghai Co., Ltd., Class A	38,562
62,666	Bank of the Philippine Islands	113,300
5,661	Bank Pekao SA	171,399
19,368	Banque Saudi Fransi	242,760
57,334	BDO Unibank, Inc.	135,748
31,338	Boubyan Bank KSCP*	82,001
2,487	Capitec Bank Holdings, Ltd.	318,542
135,393	Chang Hwa Commercial Bank	83,228
82,500	China Bohai Bank Co, Ltd., Class H	31,788
257,000	China Citic Bank Co., Ltd.	111,413
2,852,000	China Construction Bank	1,976,160
32,600	China Construction Bank Corp.	29,949
430,795	China Development Financial Holding Corp.	272,056
122,500	China Everbright Bank Co., Ltd.	63,811

See accompanying notes to the financial statements.

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
45,000	China Everbright Bank Co., Ltd., Class H	$15,929
40,244	China Merchants Bank Co., Ltd.	307,588
115,000	China Merchants Bank Co., Ltd.	893,772
69,700	China Minsheng Banking Corp., Ltd., Class A	42,654
113,300	China Minsheng Banking Corp., Ltd., Class H^	43,307
197,400	CIMB Group Holdings Berhad	258,372
77,279	Commercial Bank of Qatar Qsc (The)	143,174
54,566	Commercial International Bank Egypt SAE*	184,639
2,030	Credicorp, Ltd.	247,802
543,000	CTBC Financial Holding Co., Ltd.	508,757
66,215	Dubai Islamic Bank	96,900
360,783	E.Sun Financial Holding Co., Ltd.	365,610
79,492	Emirates NBD Bank PJSC	292,863
70,569	Eurobank Ergasias Services and Holdings SA*	71,590
128,674	First Abu Dhabi Bank PJSC	660,007
312,745	First Financial Holdings Co., Ltd.	277,061
80,351	Grupo Financiero Banorte SAB de C.V.	522,121
58,223	Grupo Financiero Inbursa SAB de C.V., Class O*	69,739
9,216	Hana Financial Holdings Group, Inc.	324,584
19,300	Hong Leong Bank Berhad	86,290
6,400	Hong Leong Financial Group Berhad	26,654
272,123	Hua Nan Financial Holdings Co., Ltd.	208,337
26,900	Huaxia Bank Co., Ltd., Class A	23,620
154,589	ICICI Bank, Ltd.	1,531,448
108,800	Industrial & Commercial Bank of China, Ltd., Class A	79,043
1,676,000	Industrial & Commercial Bank of China, Ltd., Class H	946,170
39,400	Industrial Bank Co., Ltd.	117,688
8,902	Industrial Bank of Korea (IBK)	77,028
132,769	Itausa — Investimentos Itau S.A.	212,898
1,627	KakaoBank Corp.*	80,548
12,202	KB Financial Group, Inc.	562,527
2,004	Komercni Banka AS	85,722
17,050	Kotak Mahindra Bank, Ltd.	411,741
43,000	Krung Thai Bank	16,879
163,429	Kuwait Finance House KSCP	450,113
102,501	Malayan Banking Bhd	204,318
106,740	Masraf Al Rayan	136,012
371	mBank SA*	39,470
325,000	Mega Financial Holdings Co., Ltd.	417,763
46,592	Metropolitan Bank & Trust	50,930
16,450	Moneta Money Bank AS	70,611
216,606	National Bank of Kuwait SAKP	715,080
65,988	National Commercial Bank	1,130,872
13,995	Nedcor, Ltd.	153,842
6,856	OTP Bank Nyrt*	350,595
41,800	Ping An Bank Co., Ltd., Class A	108,096
38,900	Postal Savings Bank of China Co., Ltd., Class A	31,125
260,000	Postal Savings Bank of China Co., Ltd., Class H	182,421
27,177	Powszechna Kasa Oszczednosci Bank Polski SA*	302,880
1,554,500	PT Bank Central Asia Tbk	787,902
590,100	PT Bank Mandiri Persero Tbk	290,832
242,400	PT Bank Negara Indonesia Tbk	114,633
2,081,842	PT Bank Rakyat Indonesia Tbk	600,194
446,400	Public Bank Berhad	445,953
27,221	Qatar International Islamic Bank QSC	68,849
32,811	Qatar Islamic Bank	165,152
138,366	Qatar National Bank	767,078

Shares		Value
Common Stocks, continued
Banks, continued
59,900	RHB Bank Bhd	$77,245
41,240	Riyad Bank	297,343
1,058	Santander Bank Polska SA	91,590
317,881	Sberbank of Russia	1,242,955
105,724	Shanghai Commercial & Savings Bank, Ltd. (The)	180,642
70,100	Shanghai Pudong Development Bank Co., Ltd.	93,727
13,395	Shinhan Financial Group Co., Ltd.	413,086
28,200	Siam Commercial Bank Public Co., Ltd.	106,221
354,800	SinoPac Financial Holdings Co., Ltd.	206,948
38,215	Standard Bank Group, Ltd.	335,942
53,820	State Bank of India	333,428
315,390	Taishin Financial Holding Co., Ltd.	215,755
280,247	Taiwan Cooperative Financial Holding Co., Ltd.	257,625
3,719	TCS Group Holding plc, GDR	302,609
25,381	The Saudi British Bank	222,794
59,902	Turkiye Garanti Bankasi AS	51,230
46,220	Turkiye Is Bankasi AS, Class C	24,643
97,280,589	VTB Bank PJSC	62,310
15,903	Woori Financial Group, Inc.	169,676
316,254	Yes Bank, Ltd.*	58,260

		31,382,424

Beverages (1.6%):
146,282	Ambev SA Com Npv	405,040
1,100	Anhui Gujing Distillery Co., Ltd., Class A	42,116
3,000	Anhui Gujing Distillery Co., Ltd., Class B	42,703
1,300	Anhui Kouzi Distillery Co., Ltd.	14,456
10,480	Arca Continental SAB de C.V.	66,819
17,696	Becle SAB de CV	44,398
3,700	Beijing Shunxin Agriculture Co., Ltd., Class A	22,163
8,700	Carabao Group pcl	31,028
46,000	China Resources Beer Holdings Co., Ltd.	377,008
1,400	Chongqing Brewery Co., Ltd., Class A*	33,234
15,966	Coca-Cola Femsa S.A.B de C.V.	87,119
3,027	Compania Cervecerias Unidas SA	24,635
60,690	Fomento Economico Mexicano S.A.B. de C.V.	472,335
6,500	Fraser & Neave Holdings Bhd	38,628
2,800	Jiangsu King’s Luck Brewery JSC, Ltd., Class A	23,899
3,200	Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	82,709
1,100	JiuGui Liquor Co., Ltd., Class A	36,664
2,272	Kweichow Moutai Co., Ltd.	730,800
2,400	Luzhou Laojiao Co., Ltd.	95,623
51,000	Nongfu Spring Co., Ltd., Class H	336,839
23,700	Osotspa pcl	24,287
1,960	Shanghai Bairun Investment Holding Group Co., Ltd., Class A	18,404
2,660	Shanxi Xinghuacun Fen Wine Factory Co., Ltd., Class A	131,809
1,400	Sichuan Swellfun Co., Ltd., Class A	26,351
2,600	Tsingtao Brewery Co., Ltd., Class A	40,384
14,000	Tsingtao Brewery Co., Ltd., Class H	131,137
7,920	United Spirits, Ltd.*	95,693
7,600	Wuliangye Yibin Co., Ltd., Class A	265,521

		3,741,802

Biotechnology (0.8%):
51,000	3SBio, Inc.*	42,539
9,000	Akeso, Inc.*	39,247
808	Alteogen, Inc.*	51,284

See accompanying notes to the financial statements.

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Biotechnology, continued
1,420	BeiGene, Ltd., ADR*	$384,721
700	Beijing Tiantan Biological Products Corp., Ltd., Class A	3,178
700	Beijing Wantai Biological Pharmacy Enterprise Co., Ltd., Class A	24,345
600	BGI Genomics Co., Ltd.	8,273
14,923	Biocon, Ltd.*	73,213
2,869	Celltrion, Inc.	477,745
3,200	Chongqing Zhifei Biological Products Co., Ltd., Class A	62,554
185	Green Cross Corp.	33,880
3,270	Hualan Biological Engineering, Inc., Class A	14,937
1,059	I-Mab, ADR*	50,186
300	Imeik Technology Development Co., Ltd., Class A	25,234
36,500	Innovent Biologics, Inc.*	226,118
923	Legend Biotech Corp., ADR*^	43,021
1,238	Seegne, Inc.	63,412
21,600	Shanghai Raas Blood Products Co., Ltd.	23,116
1,600	Shenzhen Kangtai Biological Products Co., Ltd., Class A	24,713
644	SK Bioscience Co., Ltd.*	121,615
4,000	Walvax Biotechnology Co., Ltd., Class A	35,272
2,417	Zai Lab, Ltd., ADR*	151,908

		1,980,511

Building Products (0.0%†):
3,000	Beijing New Building Materials plc	16,866
35,000	China Lesso Group Holdings, Ltd.	50,283
6,500	Zhuzhou Kibing Group Co., Ltd., Class A	17,412

		84,561

Capital Markets (1.2%):
190,509	B3 SA- Brasil Bolsa Balcao	381,086
34,376	Banco BTG Pactual SA	129,628
68,300	Bangkok Commercial Asset Management pcl, Class R	44,142
17,800	Caitong Securities Co., Ltd.	31,074
193,000	China Cinda Asset Management Co., Ltd., Class H	35,150
120,000	China Galaxy Securities Co.	68,949
327,000	China Huarong Asset Management Co., Ltd., Class H*	32,082
44,400	China International Capital Corp., Ltd.	122,442
14,140	China Merchants Securities Co., Ltd.	39,155
29,100	Citic Securities Co., Ltd., Class A	120,571
59,000	Citic Securities Co., Ltd., Class A	154,101
5,300	CSC Financial Co., Ltd., Class A	24,319
23,328	East Money Information Co., Ltd., Class A	135,815
6,600	Everbright Securities Co., Ltd.	15,466
20,100	Founder Securities Co., Ltd., Class A	24,725
30,400	GF Securities Co., Ltd.	57,925
15,400	GF Securities Co., Ltd., Class A	59,444
12,599	Guosen Securities Co., Ltd., Class A	22,703
14,600	Guotai Junan Securities Co., Ltd.	40,978
28,600	Haitong Securities Co., Ltd.	55,015
78,800	Haitong Securities Co., Ltd.	69,862
1,835	HDFC Asset Management Co., Ltd.	60,360
1,000	Hithink RoyalFlush Information Network Co., Ltd., Class A	22,683
23,600	Huatai Securities Co., Ltd., Class A	65,754
44,600	Huatai Securities Co., Ltd., Class H	74,250
24,300	Industrial Securities Co., Ltd.	37,667
1,242	Korea Investment Holdings Co., Ltd.	84,121

Shares		Value
Common Stocks, continued
Capital Markets, continued
10,139	Meritz Securities Co., Ltd.	$43,736
9,168	Mirae Asset Securities Co., Ltd.	66,335
6,300	Nanjing Securities Co., Ltd.	9,795
2,777	NH Investment & Securities Co., Ltd.	29,194
1,111	Noah Holdings, Ltd., ADR*	34,097
20,500	Orient Securities Co., Ltd./China	47,409
4,862	Reinet Investments SCA	87,326
2,406	Samsung Securities Co., Ltd.	90,693
12,160	SDIC Capital Co., Ltd., Class A	15,682
69,900	Shenwan Hongyuan Group Co., Ltd.	56,131
45,462	The Moscow Exchange	92,852
26,100	Tianfeng Securities Co., Ltd., Class A	16,585
304,680	Yuanta Financial Holding Co., Ltd.	278,328
5,300	Zheshang Securities Co., Ltd.	10,961

		2,888,591

Chemicals (3.0%):
4,207	Advanced Petrochemical Co.	78,864
11,757	Asian Paints, Ltd.	533,348
9,301	Berger Paints India, Ltd.	96,575
42,000	Dongyue Group, Ltd.	65,510
88,000	Formosa Chemicals & Fibre Corp.	256,670
120,000	Formosa Plastics Corp.	450,346
2,300	Guangzhou Tinci Materials Technology Co., Ltd., Class A	41,370
3,999	Hanwha Chemical Corp.*	119,560
13,400	Hengli Petrochemical Co., Ltd.	48,287
10,092	Hengyi Petrochemical Co., Ltd., Class A	16,818
25,000	Huabao International Holdings, Ltd.	46,249
60,600	Indorama Ventures pcl	78,428
9,200	Jiangsu Eastern Shenghong Co., Ltd., Class A	27,865
6,200	Kingfa Sci & Tech Co., Ltd., Class A	12,229
533	Kumho Petrochemical Co., Ltd.	74,203
1,400	LG Chem, Ltd.	722,419
226	LG Chem, Ltd.	54,555
3,900	Lomon Billions Group Co., Ltd., Class A	17,492
540	Lotte Chemical Corp.	98,523
135,824	Mesaieed Petrochemical Holding Co.	77,929
161,000	Nan Ya Plastics Corp.	496,114
9,868	National Industrialization Co.*	52,294
3,035	National Petrochemical Co.	32,302
14,000	Ningxia Baofeng Energy Group Co., Ltd., Class A	38,127
29,450	Orbia Advance Corp SAB de CV	75,197
81,600	Petronas Chemicals Group Berhad	174,818
4,369	PhosAgro, GDR	94,193
2,928	PI Industries, Ltd.	119,534
5,202	Pidilite Industries, Ltd.	172,357
832,600	PT Barito Pacific Tbk	49,950
75,400	PTT Global Chemical Public Co., Ltd.	132,093
19,350	Rongsheng Petro Chemical Co., Ltd., Class A	55,128
6,925	SABIK Agri-Nutrients Co.	325,531
8,631	Sahara International Petrochemical Co.	96,256
17,307	Sasol, Ltd.*	283,311
27,928	Saudi Basic Industries Corp.	862,226
4,576	Saudi Industrial Investment Group	37,922
25,640	Saudi Kayan Petrochemical Co.*	116,137
4,940	Shandong Hualu Hengsheng Chemical Co., Ltd., Class A	24,258

See accompanying notes to the financial statements.

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Chemicals, continued
1,800	Shanghai Putailai New Energy Technology Co., Ltd., Class A	$45,402
388	SK Chemicals Co., Ltd.	48,604
380	SK IE Technology Co., Ltd.*	53,322
649	SKC Co., Ltd.	94,848
1,120	Skshu Paint Co., Ltd., Class A	24,457
4,172	Sociedad Quimica y Minera de Chile SA	213,078
3,359	SRF Ltd.	109,378
14,118	UPL, Ltd.	141,265
7,300	Wanhua Chemical Group Co., Ltd.	115,669
7,713	Yanbu National Petrochemical Co.	140,973
14,800	Zhejiang Longsheng Group Co., Ltd., Class A	29,346

		7,171,330

Commercial Services & Supplies (0.2%):
11,500	A-Living Services Co., Ltd., Class H	19,635
108,222	China Everbright International, Ltd.	86,893
51,000	Country Garden Services Holdings Co., Ltd.	305,528
44,000	Greentown Service Group Co., Ltd.	40,669
6,265	Indian Railway Catering & Tourism Corp., Ltd.	70,124
588	S1 Corp.	36,548
2,200	Shanghai M&G Stationery, Inc., Class A	22,271

		581,668

Communications Equipment (0.2%):
17,000	Accton Technology Corp.	159,837
20,500	BYD Electronic International Co., Ltd.^	75,074
5,600	Fiberhome Telecommunication Technologies Co., Ltd.	15,798
1,400	Shenzhen Sunway Communication Co., Ltd., Class A	5,563
1,800	Yealink Network Technology Corp., Ltd., Class A	23,006
900	Zhongji Innolight Co., Ltd., Class A	6,001
8,300	ZTE Corp.	43,621
23,800	ZTE Corp., Class H	65,172

		394,072

Construction & Engineering (0.5%):
118,000	China Railway Group, Ltd.	62,364
53,400	China Railway Group, Ltd., Class A	48,448
102,100	China State Construction Engineering Corp., Ltd.	80,098
44,000	China State Construction International Holdings, Ltd.	54,685
2,296	GS Engineering & Construction Corp.	76,444
2,127	Hyundai Engineering & Construction Co., Ltd.	79,312
21,636	Larsen & Toubro, Ltd.	549,051
71,700	Metallurgical Corp. of China, Ltd.	43,154
38,400	Power Construction Corp. of China, Ltd.	48,677
4,331	Samsung Engineering Co., Ltd.*	83,194

		1,125,427

Construction Materials (1.0%):
1,933	ACC, Ltd.	57,586
19,842	Ambuja Cements, Ltd.	100,794
7,700	Anhui Conch Cement Co., Ltd., Class A	48,692
33,000	Anhui Conch Cement Co., Ltd., Class H	164,862
72,000	Asia Cement Corp.	115,330
25,400	BBMG Corp.	11,330
478,374	Cemex SAB de C.V.*	326,925
8,458	China Jushi Co., Ltd., Class A	24,173
122,000	China National Buildings Material Co., Ltd.	149,665
78,000	China Resources Cement Holdings, Ltd.	59,029
7,494	Grasim Industries, Ltd.	163,577

Shares		Value
Common Stocks, continued
Construction Materials, continued
8,000	Huaxin Cement Co., Ltd.	$24,234
1,017	POSCO Chemical Co., Ltd.	122,766
44,100	PT Indocement Tunggal Prakarsa Tbk	37,402
112,100	PT Semen Indonesia (Persero) Tbk	56,955
3,423	Saudi Cement Co.	49,955
368	Shree Cement, Ltd.	133,638
162,374	Taiwan Cement Corp.	281,817
19,200	The Siam Cement Public Co., Ltd.	221,619
3,087	Ultra Tech Cement, Ltd.	315,293

		2,465,642

Consumer Finance (0.6%):
2,667	360 DigiTech, Inc., ADR	61,154
8,374	Bajaj Finance, Ltd.	786,181
12,258	Cholamandalam Investment and Finance Co., Ltd.	85,827
29,000	Krungthai Card pcl	51,396
28,300	Muangthai Capital pcl, Class R	49,743
4,134	Muthoot Finance, Ltd.	83,195
4,769	SBI Cards & Payment Services, Ltd.*	59,523
6,417	Shriram Transport Finance	104,186
27,700	Srisawad Corp pcl	51,167

		1,332,372

Containers & Packaging (0.1%):
21,248	Klabin SA	97,903
38,400	SCG Packaging pcl	79,542
1,500	Yunnan Energy New Material Co., Ltd.	58,874

		236,319

Diversified Consumer Services (0.1%):
25,000	China Education Group Holdings, Ltd.	40,629
48,000	China Yuhua Education Corp., Ltd.	17,204
47,798	New Oriental Education & Technology Group, Inc., ADR*	100,376
12,817	TAL Education Group, ADR*	50,371

		208,580

Diversified Financial Services (0.8%):
39,126	Chailease Holding Co., Ltd.	371,607
58,000	Far East Horizon, Ltd.	51,498
150,543	FirstRand, Ltd.	574,729
231,038	Fubon Financial Holdings Co., Ltd.	637,257
8,105	Grupo de Inversiones Suramericana SA	59,815
431,800	Metro Pacific Investments Corp.	33,034
3,371	Piramal Enterprises, Ltd.	119,924
16,878	Remgro, Ltd.	139,009

		1,986,873

Diversified Telecommunication Services (1.4%):
98,000	China Communications Services Corp., Ltd.	47,760
1,192,000	China Tower Corp., Ltd., Class H	131,519
110,000	Chunghwa Telecom Co., Ltd.	463,355
100,092	Emirates Telecommunications Group Co. PJSC	864,713
7,958	Hellenic Telecommunications Organization SA (OTE)	147,274
18,250	Indus Towers, Ltd.	60,704
6,438	LG Uplus Corp.	73,576
34,613	Ooredoo Qsc	66,737
22,338	Orange Polska SA*	46,739
1,486,900	PT Telekomunikasi Indonesia Tbk	424,879
497,700	Sarana Menara Nusantara Tbk PT	39,285

See accompanying notes to the financial statements.

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
17,260	Saudi Telecom Co.	$516,178
12,522	Telefonica Brasil SA	108,356
37,500	Telekom Malaysia Berhad	49,475
50,779	Telesites SAB de CV	51,992
243,500	Tower Bersama Infrastructure Tbk PT	50,403
494,000	True Corp. pcl	70,265

		3,213,210

Electric Utilities (0.8%):
7,799	Adani Transmission, Ltd.*	182,585
4,434	Centrais Eletricas Brasileiras S.A	26,282
12,336	Centrais Eletricas Brasileiras S.A	74,007
5,163	CEZ AS	195,461
35,776	Companhia Energetica de Minas Gerais	84,220
657,720	ENEL Americas SA	71,836
1,011,183	ENEL Chile SA	35,388
6,011	Energisa SA	47,892
32,737	Equatorial Energia SA	132,911
952,130	Inter Rao Ues PJSC	54,106
15,365	Interconexion Electrica SA ESP	84,668
7,164	Korea Electric Power Corp., Ltd.	132,708
25,730	PGE SA*	51,586
93,408	Power Grid Corp. of India, Ltd.	256,828
4,801	Public Power Corp. SA*	51,416
25,045	Saudi Electricity Co.	159,886
42,224	Tata Power Co., Ltd. (The)	125,529
71,600	Tenega Nasional Berhad	160,601

		1,927,910

Electrical Equipment (0.6%):
4,500	Contemporary Amperex Technology Co., Ltd., Class A	415,072
9,012	Doosan Heavy Industries & Construction Co., Ltd.*	154,078
328	Ecopro BM Co., Ltd.	137,604
3,801	Eve Energy Co., Ltd., Class A	70,459
700	Ginlong Technologies Co., Ltd., Class A	25,430
7,790	Havells India, Ltd.	146,429
12,500	Jiangsu Zhongtian Technology Co., Ltd., Class A	33,305
14,880	Nari Technology Co., Ltd.	93,446
2,900	Sungrow Power Supply Co., Ltd., Class A	66,346
3,200	Sunwoda Electronic Co., Ltd., Class A	21,221
7,200	TBEA Co., Ltd., Class A	23,911
2,000	Voltronic Power Technology Corp.	111,894
16,541	Xinjiang Goldwind Science & Technology Co., Ltd.	42,752
12,400	Xinjiang Goldwind Science & Technology Co., Ltd.	24,227
3,500	Zhejiang Chint Electrics Co., Ltd., Class A	29,610
15,800	Zhuzhou CRRC Times Electric Co., Ltd., Class H	91,503

		1,487,287

Electronic Equipment, Instruments & Components (3.0%):
18,500	AAC Technologies Holdings, Inc.	72,886
255,000	AU Optronics Corp.	210,240
4,200	Chaozhou Three-Circle Group Co., Ltd., Class A	29,410
10,300	Delta Electronics Thailand pcl	126,780
60,000	Delta Electronics, Inc.	596,664
9,699	Foxconn Industrial Internet Co., Ltd., Class A	18,141
22,000	Foxconn Technology Co., Ltd.	51,514
8,100	GoerTek, Inc., Class A	68,490
2,100	Guangzhou Shiyuan Electronic Technology Co., Ltd., Class A	26,826

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
370,000	Hon Hai Precision Industry Co., Ltd.	$1,387,622
606	Iljin Materials Co., Ltd.*	68,279
48,600	Inari Amertron Berhad	46,546
266,000	Innolux Corp.	187,528
25,500	Kingboard Holdings, Ltd.	124,065
37,500	Kingboard Laminates Holdings, Ltd.	63,811
659	L&F Co., Ltd.	122,025
3,000	Largan Precision Co., Ltd.	267,291
11,400	Lens Technology Co., Ltd., Class A	41,098
7,487	LG Display Co., Ltd.*	154,846
404	LG Innotek Co., Ltd.	123,594
4,700	Lingyi iTech Guangdong Co., Class A*	5,420
14,559	Luxshare Precision Industry Co., Ltd.	112,369
540	Maxscend Microelectronics Co., Ltd., Class A	27,614
7,000	Nan Ya Printed Circuit Board Corp.	143,628
1,200	NAURA Technology Group Co., Ltd., Class A	65,327
4,200	OFILM Group Co., Ltd., Class A*	6,385
1,281	Raytron Technology Co., Ltd., Class A	15,792
1,773	Samsung Electro-Mechanics Co., Ltd., Series L	294,320
1,664	Samsung SDI Co., Ltd.	911,545
3,800	Shengyi Technology Co., Ltd., Class A	14,040
1,820	Shennan Circuits Co., Ltd., Class A	34,780
22,200	Sunny Optical Technology Group Co., Ltd.	702,180
7,000	Suzhou Dongshan Precision Manufacturing Co., Ltd.	29,760
41,000	Synnex Technology International Corp.	97,953
14,000	Tianma Microelectronics Co., Ltd., Class A	28,582
35,000	Unimicron Technology Corp.	290,845
6,300	Unisplendour Corp., Ltd., Class A	22,579
1,700	Wingtech Technology Co., Ltd.	34,487
47,960	WPG Holdings, Ltd.	91,112
4,536	Wuhan Guide Infrared Co., Ltd.	17,231
1,650	WUS Printed Circuit Kunshan Co., Ltd., Class A	4,293
2,720	Wuxi Lead Intelligent Equipment Co., Ltd., Class A	31,736
12,377	Yageo Corp.	213,951
9,200	Zhejiang Dahua Technology Co., Ltd., Class A	33,893
19,000	Zhen Ding Technology Holding, Ltd.	68,883

		7,086,361

Energy Equipment & Services (0.1%):
48,000	China Oilfield Services, Ltd.	42,048
126,200	Dialog Group Berhad	79,385

		121,433

Entertainment (1.2%):
500,000	Alibaba Pictures Group, Ltd.*	45,535
4,913	Bilibili, Inc., ADR*^	227,963
2,170	CD Projekt SA	103,403
400	G-Bits Network Technology Xiamen Co., Ltd.	26,475
455	HYBE Co., Ltd.*	132,921
9,347	IQIYI, Inc., ADR*	42,622
870	Kakao Games Corp.*	66,544
603	Krafton, Inc.*	233,017
4,000	Mango Excellent Media Co., Ltd., Class A	35,905
531	Ncsoft Corp.	286,745
12,275	NetEase, Inc., ADR	1,249,350
657	Netmarble Corp.	69,059
810	Pearl Abyss Corp.*	94,189
7,050	Perfect World Co., Ltd., Class A	22,464

See accompanying notes to the financial statements.

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Entertainment, continued
20,844	Tencent Music Entertainment Group, ADR*	$142,781
4,800	Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A	20,348
15,360	Zhejiang Century Huatong Group Co., Ltd., Class A*	20,239

		2,819,560

Equity Real Estate Investment Trusts (0.1%):
96,015	Fibra UNO Amdinistracion SA	101,498
111,747	Growthpoint Properties, Ltd.	107,832

		209,330

Food & Staples Retailing (1.3%):
1,612	Abdullah Al Othaim Markets Co.	46,456
13,933	Atacadao Distribuicao Comercio e Industria, Ltd.	38,154
5,379	Avenue Supermarts, Ltd.*	337,830
27,700	Berli Jucker pcl	25,665
157	BGF Retail Co., Ltd.	19,154
10,042	Bid Corp., Ltd.	205,554
12,876	BIM Birlesik Magazalar AS	58,584
53,777	Cencosud SA	89,997
8,233	Clicks Group, Ltd.	163,003
166,700	CP All pcl	294,205
1,473	Dino Polska SA*	134,341
631	E-Mart Co., Ltd.	79,966
10,020	Magnit PJSC, GDR	149,760
16,000	President Chain Store Corp.	158,069
37,127	Raia Drogasil SA	162,001
14,686	Shoprite Holdings, Ltd.	192,527
78,500	Sun Art Retail Group, Ltd.	31,514
5,844	The Spar Group, Ltd.	61,350
165,130	Wal-Mart de Mexico SAB de C.V.	613,785
3,565	X5 Retail Group NV, GDR	94,152
1,456	Yifeng Pharmacy Chain Co., Ltd., Class A	12,590
25,700	Yonghui Superstores Co., Ltd.	16,333

		2,984,990

Food Products (1.8%):
8,424	Almarai Co. JSC	109,327
7,000	Beijing Dabeinong Technology Group Co., Ltd.	11,517
21,374	BRF SA*	86,432
3,392	Britannia Industries, Ltd.	164,569
107,900	Charoen Pokphand Foods Public Co., Ltd.	82,299
110,000	China Feihe, Ltd.	147,678
280,000	China Huishan Dairy Holdings Co., Ltd.*(a)	—
86,000	China Mengniu Dairy Co., Ltd.	487,525
245	CJ CheilJedang Corp.	79,518
75,500	Dali Foods Group Co., Ltd.	39,511
7,228	Foshan Haitian Flavouring & Food Co., Ltd.	119,200
700	Fu Jian Anjoy Foods Co., Ltd., Class A	18,742
5,255	Gruma, SAB de C.V., Class B	67,390
45,487	Grupo Bimbo SAB de C.V., Series A, Class A	139,921
3,800	Guangdong Haid Group Co., Ltd., Class A	43,706
5,400	Henan Shuanghui Investment & Development Co., Ltd.	26,733
10,200	Inner Mongolia Yili Indsutrial Group Co., Ltd.	66,310
90,500	IOI Corp. Berhad	81,039
26,571	JBS SA	181,068
3,100	Jiangxi Zhengbang Technology Co., Ltd., Class A	4,699
1,500	Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd.	8,940

Shares		Value
Common Stocks, continued
Food Products, continued
700	Juewei Food Co., Ltd., Class A	$7,511
15,700	Kuala Lumpur Kepong Berhad	82,119
9,772	Muyuan Foodstuff Co., Ltd.	81,817
1,031	Nestle India, Ltd.	273,358
2,000	Nestle Malaysia Bhd	64,459
10,600	New Hope Liuhe Co., Ltd., Class A*	25,298
721	Orion Corp./ Republic of Korea	62,746
20,980	PPB Group Berhad	86,161
213,700	PT Charoen Pokphand Indonesia Tbk	89,213
76,600	PT Indofood CBP Sukses Makmur Tbk	46,759
127,500	PT Indofood Sukses Makmur Tbk	56,586
32,650	QL Resources Berhad	35,833
37,200	Sime Darby Plantation Bhd	33,592
20,577	Tata Consumer Products, Ltd.	205,839
56,100	Thai Union Frozen Products pcl	32,739
9,830	The Savola Group	83,598
3,980	Tiger Brands, Ltd.	45,225
70,000	Tingyi (Caymen Is) Holding Corp.	143,851
6,800	Tongwei Co., Ltd., Class A	47,915
43,000	Uni-President China Holdings, Ltd.	41,709
137,000	Uni-President Enterprises Corp.	339,837
32,810	Universal Robina Corp.	82,383
163,000	Want Want China Holdings, Ltd.	149,677
13,060	Wens Foodstuffs Group Co., Ltd.	39,471
16,000	Yihai International Holding, Ltd.	73,955
2,600	Yihai Kerry Arawana Holdings Co., Ltd., Class A	25,679

		4,223,454

Gas Utilities (0.6%):
7,360	Adani Total Gas, Ltd.	170,721
18,500	Beijing Enterprises Holdings, Ltd.	63,827
93,800	China Gas Holdings, Ltd.	194,877
32,000	China Resources Gas Group, Ltd.	180,811
24,700	ENN Energy Holdings, Ltd.	465,337
40,303	GAIL India, Ltd.	70,070
8,251	Indraprastha Gas, Ltd.	52,220
124,000	Kunlun Energy Co., Ltd.	116,311
25,200	Petronas Gas Berhad	108,990

		1,423,164

Health Care Equipment & Supplies (0.3%):
1,430	Autobio Diagnostics Co., Ltd., Class A	12,353
54,400	Hartalega Holdings Berhad	74,853
2,280	Jafron Biomedical Co., Ltd., Class A	19,076
900	Jiangsu Yuyue Medical Equipment & Supply Co., Ltd.	5,338
7,700	Lepu Medical Technology Beijing Co., Ltd., Class A	27,348
20,000	Microport Scientific Corp.	72,850
1,680	Ovctek China, Inc., Class A	15,105
548	SD Biosensor, Inc.*	25,823
72,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	89,858
2,100	Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	125,480
22,000	Sri Trang Gloves Thailand pcl	19,928
155,200	Top Glove Corp. Berhad	96,510
7,000	Venus MedTech Hangzhou, Inc., Class H*	26,576

		611,098

See accompanying notes to the financial statements.

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Providers & Services (0.7%):
12,464	Aier Eye Hospital Group Co., Ltd., Class A	$82,688
3,000	Apollo Hospitals Enterprise, Ltd.	202,421
301,500	Bangkok Dusit Medical Services Public Co., Ltd.	207,526
13,700	Bumrungrad Hospital pcl	57,741
2,641	Celltrion Healthcare Co., Ltd.	178,079
1,270	Dr Sulaiman Al Habib Medical Services Group Co.	54,613
1,400	Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	24,466
35,667	Hapvida Participacoes e Investimentos SA	66,479
3,300	Huadong Medicine Co., Ltd., Class A	20,815
9,200	Hygeia Healthcare Holdings Co., Ltd.	57,629
60,100	IHH Healthcare Berhad	105,968
46,000	Jinxin Fertility Group, Ltd.*^	51,393
600	Jointown Pharmaceutical Group Co., Ltd.	1,386
15,300	Meinian Onehealth Healthcare Holdings Co., Ltd., Class A*	18,845
1,233	Mouwasat Medical Services Co.	57,078
16,360	Notre Dame Intermedica Participacoes SA	177,290
9,527	Rede D’Or Sao Luiz SA	76,692
1,900	Shanghai Pharmaceuticals Holding Co., Ltd.	5,924
25,500	Shanghai Pharmaceuticals Holding Co., Ltd.	48,337
34,400	Sinopharm Group Co., Series H	74,870
700	Topchoice Medical Corp., Class A*	21,839

		1,592,079

Health Care Technology (0.1%):
130,000	Alibaba Health Information Technology, Ltd.*	110,003
14,300	Ping An Healthcare and Technology Co., Ltd.*^	51,975
1,090	Winning Health Technology Group Co., Ltd.	2,866

		164,844

Hotels, Restaurants & Leisure (0.7%):
231,900	Asset World Corp. pcl*	32,209
3,600	China International Travel Service Corp., Ltd., Class A	123,927
67,600	Genting Berhard	75,799
86,800	Genting Malaysia Berhad	60,017
33,000	Haidilao International Holding, Ltd.	74,559
5,524	Huazhu Group, Ltd., ADR*	206,266
20,000	Jiumaojiu International Holdings, Ltd.	35,146
15,230	Jollibee Foods Corp.	64,689
2,350	Jubilant Foodworks, Ltd.	113,551
2,483	Kangwon Land, Inc.*	50,095
101,900	Minor International pcl*	87,592
7,104	OPAP SA	100,784
25,400	Shenzhen Overseas Chinese Town Co., Ltd., Class A	28,057
6,660	Songcheng Performance Development Co., Ltd., Class A	14,941
12,743	Yum China Holdings, Inc.	635,111

		1,702,743

Household Durables (0.4%):
700	Ecovacs Robotics Co., Ltd., Class A	16,581
66,800	Haier Smart Home Co., Ltd., Class H	282,319
3,220	LG Electronics, Inc.	372,409
13,100	NavInfo Co., Ltd.*	32,715
5,000	Nien Made Enterprise Co., Ltd.	74,585
1,400	Oppein Home Group, Inc., Class A	32,395
11,900	Qingdao Haier Co., Ltd.	55,805
28,400	TCL Corp., Class A	27,493

Shares		Value
Common Stocks, continued
Household Durables, continued
1,893	Woongjin Coway Co., Ltd.	$117,733
1,600	Zhejiang Supor Co., Ltd., Class A	15,616

		1,027,651

Household Products (0.4%):
25,261	Hindustan Unilever, Ltd.	801,017
54,099	Kimberl- Clark de Mexico SAB de C.V.	81,951
274,300	PT Unilever Indonesia Tbk	79,093
15,000	Vinda International Holdings, Ltd.^	36,553

		998,614

Independent Power and Renewable Electricity Producers (0.8%):
186,900	AC Energy Corp.	40,308
11,994	Adani Green Energy, Ltd.*	215,044
26,100	B Grimm Power pcl	31,505
213,000	Cgn Power Co., Ltd., Class H	64,746
106,000	China Longyuan Power Group Corp.	247,448
41,500	China National Nuclear Power Co., Ltd.	54,104
136,000	China Power International Develpoment, Ltd.	91,574
58,000	China Resources Power Holdings Co.	194,164
40,400	China Yangtze Power Co., Ltd.	143,891
2,400	Electricity Genera pcl	12,597
52,200	Energy Absolute Public Co., Ltd.	150,043
7,616	Engie Brasil Energia SA	52,528
25,400	Global Power Synergy pcl	67,452
87,800	Gulf Energy Development pcl, Class R	119,564
13,900	Huadian Power International Corp, Ltd., Class A	11,668
168,000	Huaneng Power International, Inc., Class H	112,259
139,773	NTPC, Ltd.	233,762
16,900	Ratch Group pcl	22,762
20,900	SDIC Power Holdings Co., Ltd., Class A	37,612
21,900	Sichuan Chuantou Energy Co., Ltd., Class A	42,954

		1,945,985

Industrial Conglomerates (0.9%):
77,690	Aboitiz Equity Ventures, Inc.	82,944
88,657	Alfa SAB de CV, Class A	65,050
8,220	Ayala Corp.	133,999
7,824	Bidvest Group, Ltd.	93,096
176,000	Citic, Ltd.	173,956
403	CJ Corp.	28,132
68,000	Far Eastern New Century Corp.	71,940
86,500	Fosun International, Ltd.	93,302
15,971	Grupo Carso SAB de C.V.	51,640
2,295	GT Capital Holdings, Inc.	24,319
15,300	Hap Seng Consolidated Berhad	28,277
44,815	Industries Qatar Q.S.C.	190,617
101,484	JG Summit Holdings, Inc.	105,470
20,331	KOC Holdings AS	43,785
2,559	LG Corp.	173,072
2,613	Samsung C&T Corp.	259,743
2,872	Siemens, Ltd.	91,190
62,100	Sime Darby Berhad	34,600
967	SK, Inc.	203,482
7,815	SM Investments Corp.	144,608
31,448	Turkiye Sise ve Cam Fabrikalari AS	31,902

		2,125,124

See accompanying notes to the financial statements.

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Insurance (2.3%):
1,250	Bajaj Finserv, Ltd.	$275,705
17,305	BB Seguridade Participacoes SA	64,478
2,203	Bupa Arabia For Cooperative Insurance Co.	76,926
242,137	Cathay Financial Holding Co., Ltd.	545,816
6,100	China Life Insurance Co., Ltd.	28,800
204,000	China Life Insurance Co., Ltd.	337,981
13,000	China Pacific Insurance Group Co., Ltd., Class A	55,314
83,000	China Pacific Insurance Group Co., Ltd., Class H	225,241
49,200	China Taiping Insurance Holdings Co., Ltd.	67,545
1,303	DB Insurance Co., Ltd.	59,025
13,781	Discovery, Ltd.*	124,258
22,395	HDFC Life Insurance Co., Ltd.	195,717
7,561	ICICI Lombard General Insurance Co., Ltd.	142,558
9,176	ICICI Prudential Life Insurance Co., Ltd.	69,240
27,000	New China Life Insurance Co., Ltd.	72,216
4,500	New China Life Insurance Co., Ltd., Class A	27,451
145,915	Old Mutual, Ltd.	120,041
28,100	People’s Insurance Co. Group of China, Ltd. (The)	20,722
178,000	People’s Insurance Co. Group of China, Ltd. (The)	53,878
202,000	Picc Property & Casuality Co., Ltd., Class H	165,127
185,500	Ping An Insurance Group Co. of China, Ltd.	1,337,104
20,800	Ping An Insurance Group Co. of China, Ltd.	164,205
17,119	Powszechny Zaklad Ubezpieczen SA	150,160
26,923	Rand Merchant Investment Holdings, Ltd.	76,323
972	Samsung Fire & Marine Insurance Co., Ltd.	164,776
2,270	Samsung Life Insurance Co., Ltd.	121,780
58,714	Sanlam, Ltd.	218,850
14,052	SBI Life Insurance Co., Ltd.	226,154
320,614	Shin Kong Financial Holdings Co., Ltd.	127,849
2,914	The Co. for Cooperative Insurance	60,065
16,500	Zhongan Online P&c Insurance Co., Ltd.*	57,398

		5,432,703

Interactive Media & Services (6.2%):
1,931	Autohome, Inc., ADR	56,926
8,404	Baidu, Inc., ADR*	1,250,431
4,088	Hello Group, Inc., ADR	36,710
2,379	Info Edge India, Ltd.	178,418
1,413	JOYY, Inc., ADR	64,193
9,648	Kakao Corp.	910,089
1,037	Kanzhun, Ltd., ADR*^	36,171
3,737	NAVER Corp.	1,186,529
173,300	Tencent Holdings, Ltd.	10,166,664
3,760	VK Co., Ltd., GDR*	43,625
1,711	Weibo Corp., ADR*	53,007
9,539	Yandex NV, Class A*	571,654

		14,554,417

Internet & Direct Marketing Retail (6.0%):
456,272	Alibaba Group Holding, Ltd.*	6,831,503
10,438	Allegro.eu SA*	100,291
12,923	Americanas SA*	73,282
320	CJ ENM Co., Ltd.	37,294
1,842	Dada Nexus, Ltd., ADR*	24,241
88,000	HengTen Networks Group, Ltd.*	33,300
9,050	JD Health International, Inc.*	71,450
26,900	JD.com, Inc., ADR*	1,884,883
123,600	Meituan*	3,573,378

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
1,000	momo.com, Inc.	$58,580
321	Ozon Holdings plc, ADR*	9,505
965	Ozon Holdings plc, ADR*	29,261
13,395	Pinduoduo, Inc., ADR*	780,928
31,200	Tongcheng Travel Holdings, Ltd.*	57,784
15,719	Trip.com Group, Ltd., ADR*	387,002
14,042	Vipshop Holdings, Ltd., ADR*	117,953
36,888	Zomato, Ltd.*	68,198

		14,138,833

IT Services (2.7%):
6,000	Beijing Sinnet Technology Co., Ltd.	13,971
68,000	Chinasoft International, Ltd.	88,744
2,575	Chindata Group Holdings, Ltd., ADR*^	16,969
9,100	DHC Software Co., Ltd., Class A	11,137
2,787	GDS Holdings, Ltd., ADR*^	131,435
33,611	HCL Technologies, Ltd.	596,511
102,982	Infosys, Ltd.	2,613,862
1,744	Kingsoft Cloud Holdings, Ltd., ADR*^	27,468
1,779	Larsen & Toubro Infotech, Ltd.	175,318
1,858	Mindtree Ltd.	119,211
2,194	Mphasis Ltd.	100,179
1,016	Samsung SDS Co., Ltd.	132,918
28,153	Tata Consultancy Services, Ltd.	1,416,136
19,412	Tech Mahindra, Ltd.	466,719
25,000	Travelsky Technology, Ltd., Series H	42,066
2,723	Vnet Group, Inc., ADR*	24,589
42,098	Wipro, Ltd.	405,211

		6,382,444

Leisure Products (0.1%):
8,000	Giant Manufacturing Co., Ltd.	99,810
2,720	HLB, Inc.*	79,166

		178,976

Life Sciences Tools & Services (1.1%):
4,021	Divi’s Laboratories, Ltd.	253,078
36,000	Genscript Biotech Corp.*	159,328
1,800	Hangzhou Tigermed Consulting Co., Ltd., Class A	36,116
3,100	Hangzhou Tigermed Consulting Co., Ltd., Class H	39,380
1,200	Joinn Laboratories China Co., Ltd., Class A	21,734
2,100	Pharmaron Beijing Co., Ltd., Class A	46,528
3,200	Pharmaron Beijing Co., Ltd., Class H	49,371
488	Samsung Biologics Co., Ltd.*	370,280
5,208	WuXi AppTec Co., Ltd., Class A	96,915
10,536	WuXi AppTec Co., Ltd., Class H	182,426
109,000	Wuxi Biologics Cayman, Inc.*	1,295,659

		2,550,815

Machinery (0.8%):
4,185	AirTac International Group	153,840
51,000	China Conch Venture Holdings, Ltd.	249,203
7,100	China CSSC Holdings, Ltd., Class A	27,607
45,100	CRRC Corp., Ltd., Class A	43,046
1,481	Doosan Bobcat, Inc.*	50,742
23,000	Haitian International Holdings, Ltd.	63,875
9,394	Hiwin Technologies Corp.	103,850
1,660	Hyundai Heavy Industries Holdings Co., Ltd.	74,967
3,108	Jiangsu Hengli Hydraulic Co., Ltd., Class A	39,953

See accompanying notes to the financial statements.

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
1,191	Korea Shipbuilding & Offshore*	$94,735
4,400	Riyue Heavy Industry Co., Ltd., Class A	22,751
19,664	Samsung Heavy Industries Co., Ltd., Class R*	93,777
36,000	Sany Heavy Equipment International Holdings Co., Ltd.	34,838
15,600	Sany Heavy Industry Co., Ltd.	55,807
4,050	Shenzhen Inovance Technology Co., Ltd.	43,589
26,000	Sinotruk Hong Kong, Ltd.	40,019
51,440	WEG SA	304,631
15,600	Weichai Power Co., Ltd., Class A	43,788
58,000	Weichai Power Co., Ltd., Class H	113,519
30,200	XCMG Construction Machinery Co., Ltd.	28,397
1,400	Zhejiang Dingli Machinery Co., Ltd., Class A	17,628
14,560	Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	57,764
14,800	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class A	16,650
47,600	Zoomlion Heavy Industry Science and Technology Co., Ltd., Class H	29,996

		1,804,972

Marine (0.5%):
92,950	COSCO SHIPPING Holdings Co., Ltd.*	180,483
26,260	COSCO SHIPPING Holdings Co., Ltd., Class A*	76,992
75,835	Evergreen Marine Corp., Ltd.	388,719
8,078	HMM Co., Ltd.*	182,681
36,500	MISC Berhad	61,781
6,819	Pan Ocean Co., Ltd.	31,021
18,700	Wan Hai Lines, Ltd.	134,343
49,000	Yang Ming Marine Transport Corp.*	214,477

		1,270,497

Media (0.7%):
2,304	Cheil Worldwide, Inc.	44,088
12,600	China Literature, Ltd.*	79,189
9,928	Cyfrowy Polsat SA	85,454
37,199	Focus Media Information Technology Co., Ltd., Class A	47,803
74,210	Grupo Televisa SAB	139,749
13,500	Kuaishou Technology*^	124,769
5,875	Megacable Holdings SAB de C.V.	20,021
11,118	MultiChoice Group, Ltd.	85,152
6,309	Naspers, Ltd.	979,627

		1,605,852

Metals & Mining (4.1%):
3,562	African Rainbow Minerals, Ltd.	51,721
77,337	Alrosa PAO	126,322
116,000	Aluminum Corp. of China, Ltd.*	64,058
271,200	Aneka Tambang Tbk	42,801
1,698	Anglo American Platinum, Ltd.	193,516
13,046	AngloGold Ashanti, Ltd.	272,525
30,300	Baoshan Iron & Steel Co., Ltd., Class A	34,039
72,000	China Hongqiao Group, Ltd.	76,006
58,500	China Molybdenum Co., Ltd., Class A	51,214
87,000	China Molybdenum Co., Ltd., Class H	46,021
7,200	China Northern Rare Earth Group High-Tech Co., Ltd., Class A	51,696
350,000	China Steel Corp.	447,228
6,579	Cia de Minas Buenaventura SA, ADR*	48,158
22,695	Companhia Siderurgica Nacional SA (CSN)	101,840
41,694	Eregli Demir ve Celik Fabrikalari T.A.S.	89,022

Shares		Value
Common Stocks, continued
Metals & Mining, continued
2,000	Ganfeng Lithium Co., Ltd.	$44,855
7,800	Ganfeng Lithium Co., Ltd., Class H	122,769
13,600	GEM Co., Ltd., Class A	22,086
26,426	Gold Fields	288,685
94,185	Grupo Mexico SAB de C.V., Series B, Class B	410,816
17,328	Harmony Gold Mining Co., Ltd.	72,405
50,548	Hindalco Industries, Ltd.	323,465
3,115	Hyundai Steel Co.	107,385
24,831	Impala Platinum Holdings, Ltd.	350,942
4,401	Industrias Penoles SAB de C.V.	50,643
88,300	Inner Mongolia Baotou Steel Union Co., Ltd.*	38,623
34,000	Jiangxi Copper Co., Ltd.	54,661
6,400	Jiangxi Copper Co., Ltd., Class A	22,488
27,645	JSW Steel, Ltd.	244,015
4,471	KGHM Polska Miedz SA	154,836
289	Korea Zinc Co.	124,194
1,769	Kumba Iron Ore, Ltd.	51,202
235,200	Merdeka Copper Gold Tbk PT*	64,233
1,934	MMC Norilsk Nickel PJSC	589,025
76,000	MMG, Ltd.*	24,502
11,807	Northam Platinum Holdings, Ltd.*	155,267
42,350	Novolipetsk Steel PJSC	122,910
10,301	Polymetal International plc	180,172
1,026	Polyus PJSC	179,562
2,151	POSCO	493,843
92,000	Press Metal Aluminium Holdings Bhd	127,712
13,029	Saudi Arabian Mining Co.*	272,046
6,613	Severstal	141,397
8,120	Shandong Gold Mining Co., Ltd.	23,978
14,000	Shandong Gold Mining Co., Ltd., Class H	23,946
39,100	Shandong Nanshan Aluminum Co., Ltd., Class A	28,960
6,600	Shenghe Resources Holding Co., Ltd., Class A	20,316
77,036	Sibanye Stillwater, Ltd.	238,213
2,541	Southern Copper Corp.	156,805
19,645	Tata Steel, Ltd.	293,841
32,700	Tongling Nonferrous Metals Group Co., Ltd., Class A	17,909
84,297	United Co. RUSAL International PJSC*	83,192
120,964	Vale SA	1,693,366
37,580	Vedanta, Ltd.	172,539
5,040	Yintai Gold Co., Ltd.	6,944
2,600	Zhejiang Huayou Cobalt Co., Ltd., Class A	45,002
38,700	Zijin Mining Group Co., Ltd.	58,892
172,000	Zijin Mining Group Co., Ltd.	204,837

		9,599,646

Multiline Retail (0.3%):
72,375	Central Retail Corp. pcl	68,926
28,913	Lojas Renner SA	126,887
218	Lotte Shopping Co., Ltd.	15,986
84,931	Magazine Luiza SA	110,110
22,077	S.A.C.I. Falabella	72,052
6,235	Trent, Ltd.	89,301
30,415	Woolworths Holdings, Ltd.	99,065

		582,327

Multi-Utilities (0.0%†):
16,879	Qatar Electricity & Water Co.	76,920

See accompanying notes to the financial statements.

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (5.5%):
24,317	Bharat Pertoleum Corp., Ltd.	$126,120
45,000	China Coal Energy Co., Ltd., Class H	25,973
34,000	China Petroleum & Chemical Corp., Class A	22,564
778,000	China Petroleum & Chemical Corp., Class H	362,613
10,100	China Shenhua Energy Co., Ltd.	35,698
113,500	China Shenhua Energy Co., Ltd.	266,115
45,000	China Suntien Green Energy Corp., Ltd., Class H	35,093
38,180	Coal India, Ltd.	74,944
30,707	Cosan sa industria e Comercio	119,597
8,500	COSCO SHIPPING Energy Transportation Co., Ltd., Class A	7,895
143,502	Ecopetrol SA	94,962
12,351	Empresas Copec SA	95,530
8,858	Exxaro Resources, Ltd.	85,039
38,000	Formosa Petrochemical Corp.	131,621
354,974	Gazprom PJSC	1,622,211
1,948	GS Holdings	64,041
22,086	Hindustan Petroleum Corp., Ltd.	86,829
49,568	Indian Oil Corp., Ltd.	74,370
12,219	LUKOIL PJSC	1,068,740
13,557	MOL Hungarian Oil And Gas plc	105,312
2,828	Novatek PJSC, GDR	660,203
75,771	Oil & Natural Gas Corp., Ltd.	145,023
45,900	PetroChina Co., Ltd., Class A	35,357
614,000	PetroChina Co., Ltd., Class H	273,463
142,673	Petroleo Brasileiro SA	728,865
111,135	Petroleo Brasileiro SA	612,649
11,400	Petronas Dagangan Berhad	56,392
21,431	Petronet LNG, Ltd.	62,367
8,883	Polski Koncern Naftowy Orlen SA	163,852
49,036	Polskie Gornictwo Naftowe i Gazownictwo SA	76,664
427,800	PT Adaro Energy Tbk	67,553
58,000	PT United Tractors Tbk	90,102
46,600	PTT Exploration & Production pcl	164,131
310,400	PTT pcl	352,304
14,235	Qatar Fuel QSC	71,449
46,623	Qatar Gas Transport Co., Ltd.	42,242
7,029	Rabigh Refining & Petrochemical Co.*	38,675
85,660	Reliance Industries, Ltd.	2,727,545
37,929	Rosneft Oil Co. PJSC	302,762
66,066	Saudi Arabian Oil Co.	629,471
26,100	Shaanxi Coal Industry Co., Ltd.	49,967
14,400	Shanxi Meijin Energy Co., Ltd., Class A*	36,678
1,592	SK Innovation Co., Ltd.*	319,255
1,367	S-Oil Corp.	98,457
171,452	Surgutneftegas PJSC	90,793
199,091	Surgutneftegas Prefernce	102,217
43,241	Tatneft PJSC	288,000
34,500	Thai Oil Public Co., Ltd.	50,952
4,521	Tupras-Turkiye Petrol Rafine*	52,971
21,910	Ultrapar Participacoes SA	57,204
50,000	Yankuang Energy Group Co., Ltd.	99,398

		13,052,228

Paper & Forest Products (0.2%):
33,569	Empresas CMPC SA	56,297
43,000	Lee & Man Paper Manufacturing, Ltd.	29,905
49,000	Nine Dragons Paper Holdings, Ltd.	52,617

Shares		Value
Common Stocks, continued
Paper & Forest Products, continued
85,700	PT Indah Kiat Pulp & Paper Corp Tbk	$47,052
23,305	Suzano SA*	251,547

		437,418

Personal Products (0.5%):
1,041	Amorepacific Corp.	145,159
863	Amorepacific Group	31,974
3,754	Colgate-Palmolive India, Ltd.	74,820
16,996	Dabur India, Ltd.	132,643
11,217	Godrej Consumer Products, Ltd.*	146,147
22,000	Hengan International Group Co., Ltd.	113,281
273	LG Household & Health Care, Ltd.	251,886
60	LG Household & Health Care, Ltd.	31,094
16,791	Marico, Ltd.	115,814
29,667	Natura & Co. Holding SA*	135,470

		1,178,288

Pharmaceuticals (1.3%):
12,537	Aspen Pharmacare Holdings, Ltd.	176,947
500	Asymchem Laboratories Tianjin Co., Ltd., Class A	34,128
8,967	Aurobindo Pharma, Ltd.	88,598
900	Betta Pharmaceuticals Co., Ltd.	11,259
2,400	CanSino Biologics, Inc., Class H*^	55,473
534	Celltrion Pharm, Inc.*	55,815
800	Changchun High & New Technology Industry Group, Inc., Class A	34,086
43,000	China Medical System Holdings, Ltd.	71,851
286,000	China Pharmaceutical Enterprise & Investment Corp.	310,774
100,000	China Traditional Chinese Medicine Holdings Co., Ltd.	66,313
14,918	Cipla, Ltd.	189,354
3,550	Dr Reddy’s Laboratories, Ltd.	233,851
2,900	Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class A	15,559
186	Hanmi Pharm Co., Ltd.	42,765
36,000	Hansoh Pharmaceutical Group Co., Ltd.	87,739
2,402	Hutchison China MediTech, Ltd., ADR*	84,262
10,611	Hypera SA	53,865
14,227	Jiangsu Hengrui Medicine Co., Ltd.	113,185
5,585	Lupin, Ltd.	71,445
2,704	Nanjing King-Friend Biochemical Pharmaceutical Co., Ltd.	17,813
7,000	Oneness Biotech Co., Ltd.*	72,758
658,200	PT Kalbe Farma Tbk	74,594
4,752	Richter Gedeon Nyrt	127,916
3,300	Shanghai Fosun Pharmaceutical Group Co., Ltd.	25,359
17,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	74,891
6,720	Shijiazhuang Yiling Pharmaceutical Co., Ltd., Class A	20,668
896	Shin Poong Pharmaceutical Co., Ltd.	23,866
330,750	Sino Biopharmaceutical, Ltd.	231,769
798	SK Biopharmaceuticals Co., Ltd.*	65,127
25,548	Sun Pharmaceutical Industries, Ltd.	290,711
1,214	Torrent Pharmaceuticals, Ltd.	53,528
1,667	Yuhan Corp.	87,089
2,200	Yunnan Baiyao Group Co., Ltd.	36,121
1,300	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd.	89,166
6,380	Zhejiang Huahai Pharmaceutical Co., Ltd.	21,686
4,320	Zhejiang NHU Co., Ltd., Class A	21,094
500	Zhejiang Wolwo Bio-Pharmaceutical Co., Ltd.	4,492

		3,135,917

See accompanying notes to the financial statements.

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Professional Services (0.0%†):
744	51job, Inc., ADR*	$36,404

Real Estate Management & Development (1.7%):
50,000	Agile Group Holdings, Ltd.	27,130
126,385	Aldar Properties PJSC	137,273
238,800	Ayala Land, Inc.	171,992
78,422	Barwa Real Estate Co.	65,904
58,200	Central Pattana pcl	98,215
60,000	China Everbright Environment Group, Ltd.	12,239
166,000	China Jinmao Holdings Group, Ltd.	51,312
24,100	China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	50,389
115,500	China Overseas Land & Investment, Ltd.	273,465
55,000	China Overseas Property Holdings, Ltd.^	58,342
100,000	China Resources Land, Ltd.	420,698
14,200	China Resources Mixc Lifestyle Services, Ltd.	66,207
18,800	China Vanke Co., Ltd., Class A	58,296
50,600	China Vanke Co., Ltd., Class H	117,790
20,000	CIFI Ever Sunshine Services Group, Ltd.	30,990
113,400	CIFI Holdings Group Co., Ltd.	68,219
231,000	Country Garden Holdings Co., Ltd.	205,188
14,300	Dar Al Arkan Real Estate Development Co.*	38,293
17,411	DLF, Ltd.	91,482
9,596	Emaar Economic City*	30,513
115,979	Emaar Properties PJSC	154,112
6,000	Future Land Holdings Co., Ltd.	27,423
10,300	Gemdale Corp., Class A	20,965
3,334	Godrej Properties, Ltd.*	83,969
18,585	Greenland Holdings Corp., Ltd.	12,656
22,000	Greentown China Holdings, Ltd.	35,444
48,400	Guangzhou R&F Properties Co., Ltd., Class H	18,006
22,000	Hopson Development Holdings, Ltd.	45,863
12,500	Jinke Properties Group Co., Ltd., Class A	8,787
11,029	KE Holdings, Inc., ADR*	221,903
51,000	KWG Group Holdings, Ltd.	33,360
227,100	Land & Houses Public Co., Ltd.	59,750
43,000	Logan Property Holdings Co., Ltd.	32,873
56,000	Longfor Group Holdings, Ltd.	263,611
14,252	Mabanee Co KPSC	37,428
13,626	NEPI Rockcastle plc	90,676
30,600	Poly Real Estate Group Co., Ltd., Class A	74,937
41,000	Powerlong Real Estate Holdings, Ltd.	21,470
39,984	Ruentex Development Co., Ltd.	92,003
62,000	Seazen Group, Ltd.	41,912
44,500	Shanghai Lujiazue	40,548
42,000	Shimao Property Holdings, Ltd.	27,476
17,000	Shimao Services Holdings, Ltd.	11,819
294,200	SM Prime Holdings, Inc.	195,712
81,000	Sunac China Holdings, Ltd.	122,412
18,000	Sunac Services Holdings, Ltd.	18,356
43,000	The Wharf Holdings, Ltd.	132,059
37,600	Yuexiu Property Co., Ltd.	33,131

		4,032,598

Road & Rail (0.2%):
93,700	Beijing-Shanghai High Speed Railway Co., Ltd., Class A	71,015
303,300	BTS Group Holdings pcl	84,777

Shares		Value
Common Stocks, continued
Road & Rail, continued
235	CJ Logistics Corp.*	$24,782
7,427	Container Corp. of India, Ltd.	61,417
3,174	DiDi Global, Inc., ADR*^	15,807
16,052	Localiza Rent a Car SA	152,766
36,591	Rumo SA*	116,692

		527,256

Semiconductors & Semiconductor (0.0%†):
473	SK Square Co., Ltd.*	26,424
400	StarPower Semiconductor, Ltd., Class A	23,909

		50,333

Semiconductors & Semiconductor Equipment (10.4%):
885	Advanced Micro-Fabrication Equipment, Inc., Class A*	17,577
105,465	ASE Technology Holding Co., Ltd.	404,456
1,000	ASMedia Technology, Inc.	65,821
1,694	Daqo New Energy Corp., ADR*	68,302
2,000	eMemory Technology, Inc.	157,867
17,000	Flat Glass Group Co., Ltd., Class H^	86,466
36,500	GCL System Integration Technology Co., Ltd.*	21,775
756	Gigadevice Semiconductor Beijing, Inc., Class A	20,826
7,000	Globalwafers Co., Ltd.	223,914
2,280	Hangzhou First Applied Material Co., Ltd., Class A	46,671
2,000	Hangzhou Silan Microelectronics Co., Ltd., Class A	16,954
14,000	Hua Hong Semiconductor, Ltd.*	77,210
1,000	Ingenic Semiconductor Co., Ltd., Class A	21,022
3,000	JA Solar Technology Co., Ltd., Class A	43,624
5,300	JCET Group Co., Ltd., Class A	25,795
10,920	Longi Green Energy Technology Co., Ltd.	147,675
45,000	MediaTek, Inc.	1,924,654
38,000	Nanya Technology Corp.	107,267
4,972	National Silicon Industry Group Co., Ltd., Class A*	20,140
18,000	Novatek Microelectronics Corp.	349,319
2,000	Parade Technologies Ltd.	152,291
14,000	Realtek Semiconductor Corp.	293,664
600	SG Micro Corp., Class A	29,087
1,400	Shenzhen Goodix Technology Co., Ltd., Class A	23,672
800	Shenzhen SC New Energy Technology Corp., Class A	14,356
2,000	Silergy Corp.	361,494
16,340	SK Hynix, Inc.	1,788,014
742,000	Taiwan Semiconductor Manufacturing Co., Ltd.	16,435,866
10,700	Tianjin Zhonghuan Semiconductor Co., Ltd.	70,097
10,600	Tianshui Huatian Technology Co., Ltd., Class A	21,137
400	Unigroup Guoxin Microelectronics Co., Ltd., Class A	14,120
360,000	United Microelectronics Corp.	841,379
28,000	Vanguard International Semiconductor Corp.	159,993
1,900	Will Semiconductor, Ltd., Class A	92,612
10,000	Win Semiconductors Corp.	134,924
102,000	Winbond Electronics Corp.	124,687
152,000	Xinyi Solar Holdings, Ltd.	258,062
2,500	Zhejiang Jingsheng Mechanical & Electrical Co., Ltd., Class A	27,213

		24,690,003

Software (0.4%):
8,800	360 Security Technology, Inc., Class A*	17,562
1,494	Agora, Inc., ADR*	24,218
476	Beijing Kingsoft Office Software, Inc., Class A	19,787
1,400	Beijing Shiji Information Technology Co., Ltd., Class A	6,319

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Software, continued
480,000	China Youzan, Ltd.*	$33,269
515	Douzone Bizon Co., Ltd.	31,606
2,730	Hundsun Technologies, Inc.	26,601
4,600	Iflytek Co., Ltd.	37,897
84,000	Kingdee International Software Group Co., Ltd.*	258,983
28,000	Kingsoft Corp., Ltd.	123,006
12,000	Ming Yuan Cloud Group Holdings, Ltd.^	27,339
700	Sangfor Technologies, Inc., Class A	20,959
4,420	Shanghai Baosight Software Co., Ltd.	42,188
15,698	TOTVS SA	80,731
51,000	Weimob, Inc.*^(e)	51,367
7,150	Yonyou Network Technology Co., Ltd.	40,205

		842,037

Specialty Retail (0.5%):
69,603	Abu Dhabi National Oil Co. for Distribution PJSC	80,865
18,000	China Meidong Auto Holdings, Ltd.	92,854
2,316	FF Group*	26
435,000	GOME Retail Holdings, Ltd.*	36,844
225,000	Home Product Center Public Co., Ltd.	97,613
9,000	Hotai Motor Co., Ltd.	199,420
919	Hotel Shilla Co., Ltd.	60,156
1,757	Jarir Marketing Co.	92,081
3,482	Jumbo SA	49,920
7,531	Mr Price Group, Ltd.	94,356
23,324	Pepkor Holdings Ltd.*	32,061
80,700	PTT Oil & Retail Business pcl, Class R	65,182
17,100	Suning.com Co., Ltd., Class A*	11,053
45,000	Topsports International Holdings, Ltd.	45,538
32,585	Via S/A*	30,719
27,899	Vibra Energia SA	107,208
20,000	Zhongsheng Group Holdings, Ltd.	156,089

		1,251,985

Technology Hardware, Storage & Peripherals (5.3%):
77,000	Acer, Inc.	84,593
11,616	Advantech Co., Ltd.	166,055
23,000	Asustek Computer, Inc.	312,711
80,300	BOE Technology Group Co., Ltd., Class A	63,574
19,000	Catcher Technology Co., Ltd.	107,204
2,600	China Greatwall Technology Group Co., Ltd., Class A	5,776
139,000	Compal Electronics, Inc.	121,516
11,400	GRG Banking Equipment Co., Ltd., Class A	21,269
3,156	Inspur Electronic Information Industry Co., Ltd., Class A	17,740
70,000	Inventec Corp.	63,029
226,000	Lenovo Group, Ltd.	259,727
71,000	Lite-On Technology Corp.	163,789
18,000	Micro-Star International Co., Ltd.	104,163
5,000	Ninestar Corp.	37,469
57,000	Pegatron Corp.	142,236
80,000	Quanta Computer, Inc.	273,475
143,013	Samsung Electronics Co., Ltd.	9,390,009
6,100	Shenzhen Kaifa Technology Co., Ltd., Class A	15,161
943	Shenzhen Transsion Holdings Co., Ltd., Class A	23,217
78,863	Wistron Corp.	83,044
2,000	Wiwynn Corp.	80,394
428,000	Xiaomi Corp., Class B*	1,038,576

		12,574,727

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods (1.2%):
7,360	Alpargatas SA	$48,926
34,000	Anta Sports Products, Ltd.	510,100
116,000	Bosideng International Holdings, Ltd.	73,053
6,220	Eclat Textile Co., Ltd.	141,663
76	F&F Co., Ltd.*	60,294
15,000	Feng Tay Enterprise Co., Ltd.	125,271
70,500	Li Ning Co., Ltd.	771,535
32	LPP SA	136,302
167	Page Industries, Ltd.	90,821
83,000	Pou Chen Corp.	99,330
25,700	Shenzhou International Group	494,109
11,365	Titan Co., Ltd.	385,779

		2,937,183

Thrifts & Mortgage Finance (0.8%):
51,592	Housing Development Finance Corp., Ltd.	1,787,289

Tobacco (0.4%):
43,949	Eastern Co. SAE	30,085
84,526	ITC, Ltd.	247,827
3,423	KT&G Corp.	227,658
12,100	PT Gudang Garam Tbk	25,980
13,906	RLX Technology, Inc., ADR*^	54,234
52,000	Smoore International Holdings, Ltd.^	265,571

		851,355

Trading Companies & Distributors (0.1%):
8,010	Adani Enterprises, Ltd.	184,268
7,500	BOC Aviation, Ltd.	54,986

		239,254

Transportation Infrastructure (0.6%):
13,889	Adani Ports & Special Economic Zone, Ltd.	136,489
127,300	Airports of Thailand Public Co., Ltd.	232,272
291,400	Bangkok Expressway & Metro	73,534
74,000	Beijing Capital International Airport Co., Ltd.*	45,293
31,993	CCR SA	66,583
47,228	China Merchants Port Holdings Co., Ltd.	86,045
80,000	COSCO SHIPPING Ports, Ltd.	69,464
6,907	Grupo Aeroportuario de Sur	142,642
10,726	Grupo Aeroporturaio del Pacifico SAB de C.V.	147,841
36,180	International Container Terminal Services, Inc.	141,936
36,000	Jiangsu Expressway Co., Ltd., Series H, Class H	36,891
28,300	Malaysia Airports Holdings Berhad*	40,641
9,118	Promotora Y Operadora de Infraestructura SAB de CV	71,266
3,000	Shanghai International Air*	22,009
35,399	Shanghai International Port Group Co., Ltd.	30,462
35,000	Shenzhen International Holdings, Ltd.	36,361
54,000	Taiwan High Speed Rail Corp.	57,734
33,400	Westports Holding Berhad	32,487
42,000	Zhejiang Expressway Co., Ltd.	37,437

		1,507,387

Water Utilities (0.1%):
186,000	Beijing Enterprises Water Group, Ltd.	72,284
10,225	Cia Saneamento Basico Do Estado de Sao Paulo	73,773
92,000	Guangdong Investment, Ltd.	116,935

		262,992

Wireless Telecommunication Services (1.7%):
38,500	Advanced Info Service Public Co., Ltd.	263,809

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued
1,040,266	America Movil SAB de C.V., Series L	$1,102,217
91,800	Axiata Group Berhad	91,788
74,570	Bharti Airtel, Ltd.*	686,125
57,500	China United Network Communications, Ltd., Class A	35,447
100,300	DIGI.com Berhad	105,051
12,139	Etihad Etisalat Co.	100,604
58,000	Far EasTone Telecommunications Co., Ltd.	135,477
1,005	Globe Telecom, Inc.	65,492
29,450	Intouch Holdings Public Co., Ltd.	70,635
92,900	Maxis Berhad	108,187
32,110	Mobile Telecommunications Co KSCP	63,337
14,942	Mobile TeleSystems PJSC, ADR	118,789
52,343	MTN Group, Ltd.*	559,880
2,760	PLDT, Inc.	98,191
731	SK Telecom Co., Ltd.	35,593
49,000	Taiwan Mobile Co., Ltd.	177,175
27,636	TIM SA	65,257
40,565	Turkcell Iletisim Hizmetleri AS	55,496
16,855	Vodacom Group, Ltd.	142,249

		4,080,799

Total Common Stocks (Cost $151,184,013)		233,037,631

Preferred Stocks (1.2%):
Automobiles (0.0%†):
1,265	Hyundai Motor Co., 6/29/20	107,327

Banks (0.5%):
152,012	Banco Bradesco SA, 1.12%, 1/3/20	524,358
147,576	Itau Unibanco Holding SA, 0.86%, 1/5/21	555,166

		1,079,524

Chemicals (0.0%†):
5,513	Braskem SA, Class A, 13.08%, 10/7/20	57,050

Insurance (0.0%†):
37,225	China Development Financial Holding Corp.*	12,908

Shares		Value
Preferred Stocks, continued
Metals & Mining (0.1%):
37,024	Gerdau SA, 9.10%, 3/6/20	$181,231

Technology Hardware, Storage & Peripherals (0.6%):
25,394	Samsung Electronics Co., Ltd., 3/30/20	1,520,190

Total Preferred Stocks (Cost $2,799,114)		2,958,230

Rights (0.0%†):
Electrical Equipment (0.0%†):
1,146	Doosan Heavy Industries & Construction Co., Ltd., Expires on 2/14/22*	4,242

Real Estate Management & Development (0.0%†):
2,952	Seazen Group, Ltd., Expires on 1/20/22*	—

Total Rights (Cost $—)		4,242

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.6%):
$1,469,890	BlackRock Liquidity FedFund, Institutional Class , 0.03%(b)(c)	1,469,890

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,469,890)		1,469,890

Shares		Value
Unaffiliated Investment Company (0.4%):
Money Markets (0.4%):
873,441	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	873,441

Total Unaffiliated Investment Company (Cost $873,441)		873,441

Total Investment Securities (Cost $156,326,458) — 100.7%(d)		238,343,434
Net other assets (liabilities) — (0.7)%		(1,663,854)

Net Assets — 100.0%		$236,679,580

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,361,364.

†	Represents less than 0.05%.

(a)

Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

(e)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

Amounts shown as “—“ are either $0 or round to less than $1.

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Bermuda	0.1%
Brazil	3.9%
Cayman Islands	0.8%
Chile	0.4%
China	28.5%
Colombia	0.2%
Cyprus	0.1%
Czech Republic	0.1%
Egypt	0.1%
Greece	0.2%
Hong Kong	2.7%
Hungary	0.2%
India	12.4%
Indonesia	1.4%
Kuwait	0.6%
Luxembourg	— %†
Malaysia	1.4%
Mexico	2.1%

Country	Percentage
Peru	— %†
Philippines	0.7%
Poland	0.8%
Qatar	0.8%
Republic of Korea (South)	12.7%
Romania	— %†
Russian Federation	3.4%
Saudi Arabia	3.4%
Singapore	— %†
South Africa	3.1%
Switzerland	0.1%
Taiwan, Province Of China	15.6%
Thailand	1.7%
Turkey	0.2%
United Arab Emirates	1.0%
United States	1.3%

100.0%

†	Represents less than 0.05%.

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/18/22	35	$2,146,025	$(85)

				$(85)

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$156,326,458

Investment securities, at value(a)	238,343,434
Deposit at broker for futures contracts collateral	129,000
Interest and dividends receivable	384,705
Foreign currency, at value (cost $851,706)	860,344
Receivable for capital shares issued	1,916
Receivable for investments sold	25,950
Reclaims receivable	41,549
Prepaid expenses	1,131

Total Assets	239,788,029

Liabilities:
Payable for investments purchased	26,064
Payable for capital shares redeemed	646
Payable for collateral received on loaned securities	1,469,890
Payable for variation margin on futures contracts	12,250
Accrued foreign taxes	1,081,384
Manager fees payable	90,006
Administration fees payable	44,651
Distribution fees payable	46,733
Custodian fees payable	61,301
Administrative and compliance services fees payable	842
Transfer agent fees payable	4,141
Trustee fees payable	4,730
Other accrued liabilities	265,811

Total Liabilities	3,108,449

Net Assets	$236,679,580

Net Assets Consist of:
Paid in capital	$154,256,707
Total distributable earnings	82,422,873

Net Assets	$236,679,580

Class 1
Net Assets	$15,392,038
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,937,427
Net Asset Value (offering and redemption price per share)	$7.94

Class 2
Net Assets	$221,287,542
Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,832,090
Net Asset Value (offering and redemption price per share)	$7.95

(a)	Includes securities on loan of $1,361,364.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$6,414,945
Income from securities lending	23,421
Foreign withholding tax	(738,659)

Total Investment Income	5,699,707

Expenses:
Management fees	2,206,721
Administration fees	119,856
Distribution fees — Class 2	605,809
Custodian fees	177,394
Administrative and compliance services fees	3,312
Transfer agent fees	10,155
Trustee fees	13,524
Professional fees	19,669
Licensing fees	108,631
Shareholder reports	16,572
Other expenses	146,464

Total expenses before reductions	3,428,107
Less Management fees contractually waived	(1,038,455)

Net expenses	2,389,652

Net Investment Income/(Loss)	3,310,055

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	6,128,874
Net realized gains/(losses) on futures contracts	(22,050)
Net realized gains/(losses) on foreign taxes	(8,704)
Change in net unrealized appreciation/depreciation on securities and foreign currencies	(16,865,047)
Change in net unrealized appreciation/depreciation on futures contracts	(61,009)
Change in net unrealized appreciation/depreciation on foreign taxes	(576,940)

Net realized and Change in net unrealized gains/losses on investments	(11,404,876)

Change in Net Assets Resulting From Operations	$(8,094,821)

See accompanying notes to the financial statements.

18

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$3,310,055	$2,818,801
Net realized gains/(losses) on investments	6,098,120	3,629,948
Change in unrealized appreciation/depreciation on investments	(17,502,996)	24,126,294

Change in net assets resulting from operations	(8,094,821)	30,575,043

Distributions to Shareholders:
Class 1	(553,353)	(1,141,511)
Class 2	(7,183,163)	(16,322,201)

Change in net assets resulting from distributions to shareholders	(7,736,516)	(17,463,712)

Capital Transactions:
Class 1
Proceeds from shares issued	20,268	40,336
Proceeds from dividends reinvested	553,353	1,141,512
Value of shares redeemed	(1,782,790)	(2,695,404)

Total Class 1 Shares	(1,209,169)	(1,513,556)

Class 2
Proceeds from shares issued	2,832,734	15,754,027
Proceeds from dividends reinvested	7,183,163	16,322,200
Value of shares redeemed	(33,445,770)	(92,767,343)

Total Class 2 Shares	(23,429,873)	(60,691,116)

Change in net assets resulting from capital transactions	(24,639,042)	(62,204,672)

Change in net assets	(40,470,379)	(49,093,341)
Net Assets:
Beginning of period	277,149,959	326,243,300

End of period	$236,679,580	$277,149,959

Share Transactions:
Class 1
Shares issued	2,395	5,758
Dividends reinvested	69,604	154,258
Shares redeemed	(207,387)	(380,214)

Total Class 1 Shares	(135,388)	(220,198)

Class 2
Shares issued	330,575	2,391,693
Dividends reinvested	902,407	2,205,703
Shares redeemed	(3,764,888)	(13,505,171)

Total Class 2 Shares	(2,531,906)	(8,907,775)

Change in shares	(2,667,294)	(9,127,973)

See accompanying notes to the financial statements.

19

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$8.54	$7.85	$6.99	$8.78	$6.60

Investment Activities:
Net Investment Income/(Loss)	0.13 (a)	0.10 (a)	0.15 (a)	0.16	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.44)	1.17	1.04	(1.50)	2.30

Total from Investment Activities	(0.31)	1.27	1.19	(1.34)	2.42

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.29)	(0.15)	(0.16)	(0.04)
Net Realized Gains	(0.15)	(0.29)	(0.18)	(0.29)	(0.20)

Total Dividends	(0.29)	(0.58)	(0.33)	(0.45)	(0.24)

Net Asset Value, End of Period	$7.94	$8.54	$7.85	$6.99	$8.78

Total Return(b)	(3.68)%	17.26%	17.55%	(15.31)%	36.97%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$15,392	$17,703	$17,995	$17,072	$22,883
Net Investment Income/(Loss)	1.51%	1.32%	1.97%	1.89%	1.56%
Expenses Before Reductions(c)	1.09%	1.17%	1.10%	1.03%	1.11%
Expenses Net of Reductions	0.69%	0.77%	0.70%	0.63%	0.71%
Portfolio Turnover Rate(d)	7%	12%	25%	20%	19%
Class 2
Net Asset Value, Beginning of Period	$8.54	$7.85	$6.99	$8.77	$6.60

Investment Activities:
Net Investment Income/(Loss)	0.11 (a)	0.08 (a)	0.12 (a)	0.14	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(0.44)	1.16	1.05	(1.49)	2.30

Total from Investment Activities	(0.33)	1.24	1.17	(1.35)	2.40

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.26)	(0.13)	(0.14)	(0.03)
Net Realized Gains	(0.15)	(0.29)	(0.18)	(0.29)	(0.20)

Total Dividends	(0.26)	(0.55)	(0.31)	(0.43)	(0.23)

Net Asset Value, End of Period	$7.95	$8.54	$7.85	$6.99	$8.77

Total Return(b)	(3.83)%	16.92%	17.18%	(15.46)%	36.63%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$221,288	$259,447	$308,248	$297,839	$351,886
Net Investment Income/(Loss)	1.26%	1.06%	1.65%	1.61%	1.35%
Expenses Before Reductions(c)	1.34%	1.42%	1.35%	1.28%	1.36%
Expenses Net of Reductions	0.94%	1.02%	0.95%	0.88%	0.96%
Portfolio Turnover Rate(d)	7%	12%	25%	20%	19%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,309 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,469,890 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $2.6 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$—	Payable for variation margin on futures contracts*	$(85)

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

22

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(22,050)	$(61,009)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL MSCI Emerging Markets Equity Index Fund, Class 1	0.85%	0.85%

AZL MSCI Emerging Markets Equity Index Fund, Class 2	0.85%	1.10%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.45% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

23

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Common Stocks+	$26,845,057	$206,192,574	$—	#	$233,037,631
Preferred Stocks	1,330,713	1,627,517	—		2,958,230
Rights	—	4,242	—		4,242
Short-Term Security Held as Collateral for Securities on Loan	1,469,890	—	—		1,469,890
Unaffiliated Investment Company	873,441	—	—		873,441

Total Investment Securities	30,519,101	207,824,333	—		238,343,434

Other Financial Instruments:*
Futures Contracts	(85)	—	—		(85)

Total Investments	$30,519,016	$207,824,333	$—		$238,343,349

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Emerging Markets Equity Index Fund	$16,860,470	$46,890,850

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

24

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $161,796,985. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$91,950,521
Unrealized (depreciation)	(15,404,072)

Net unrealized appreciation/(depreciation)	$76,546,449

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$3,376,812	$4,359,704	$7,736,516

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Emerging Markets Equity Index Fund	$8,339,630	$9,124,082	$17,463,712

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

25

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Emerging Markets Equity Index Fund	$2,648,886	$4,302,010	$—	$75,471,977	$82,422,873

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, mark-to-market of futures contracts and return of capital from investments.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Emerging Markets Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Emerging Markets Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

27

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 0.13% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $4,359,704.

28

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

29

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during

30

the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

31

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

32

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

33

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

34

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® MSCI Global Equity Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 21

Statement of Operations Page 21

Statements of Changes in Net Assets Page 22

Financial Highlights Page 23

Notes to the Financial Statements Page 24

Report of Independent Registered Public Accounting Firm Page 30

Other Federal Income Tax Information Page 31

Other Information Page 32

Approval of Investment Advisory and Subadvisory Agreements Page 33

Information about the Board of Trustees and Officers Page 36

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® MSCI Global Equity Index Fund (the “Fund”) returned 21.18%. That compared to a 22.35% total return for its benchmark, the MSCI World Index.1

The Fund seeks investment results, before fees, expenses, and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index (the “Index”). The Index is designed to provide a comprehensive measure of international equity markets. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index.

During the first quarter, global optimism around a sustainable reopening of the economy due to vaccine rollouts among developed markets helped drive positive performance. Despite the uptick in the number of COVID-19 cases in Europe, equities rallied over the quarter, reinforced by an increase in demand for goods and manufacturing activities. The Japanese market continued its recovery throughout the quarter despite the state of emergency in Tokyo. Japanese equities were supported by strong earnings reports and hopes of stimulus and economic reopening as COVID cases declined.

Over the second quarter, strong economic data across developed markets and accommodative fiscal policies helped support additional equity gains. The markets’ rising concerns around higher inflation and the Federal Reserve’s (Fed’s) cautious announcement in June contributed to muted market performance for a short period. The Japanese market recovered toward the end of May, following the reinstatement of state of emergency protocols in Tokyo and other regions. As a response, the Japanese government rolled out several mass vaccination centers, and quarterly earnings reports largely met or exceeded analyst forecasts.

The global economic recovery continued through July and August. However, those gains were offset by a market decline during September. Concerns regarding the U.S. debt ceiling and potential global systematic risk from the crisis at Chinese property developer Evergrande weighed down on global equity markets. The spread of the Delta variant, as well as fears around higher inflation and ongoing supply chain issues, also weighed on market sentiment during the third quarter. In Europe, however, markets remained resilient as hospitalization rates dropped despite a new wave of COVID-19 cases. The Bank of England announced a shift in its policy, suggesting that a rate rise could come in early 2022. For its part, the European Central Bank announced a slower pace of asset purchases but stopped short of setting a path toward higher rates.

In the fourth quarter, developed equity markets posted positive returns in October on the back of strong corporate earnings reports and robust economic data. However, the emergence of yet another new COVID-19 variant (Omicron) in November dampened market performance and put pressure on central banks as they faced rising inflation rates on the back of ongoing supply chain disruptions. Markets rebounded in December as data indicated the new variant was less severe than expected despite higher transmissibility. In Japan, uncertainty over COVID-19 restrictions, a weaker yen, and higher commodity prices weighed on the economy and market performance over the quarter.

The Fund underperformed its benchmark primarily due to expenses incurred by the Fund.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and Fund managers keep cash to cover all outstanding futures positions fully.

Past performance does not guarantee future results.

*The

Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021. Investors cannot invest directly in an index.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MSCI Global Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception[1]
AZL® MSCI Global Equity Index Fund (Class 1 Shares)	6/21/2021	—	—	—	—	10.00%
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	5/1/2009	21.18%	21.17%	14.63%	8.14%	8.84%
MSCI World Index (gross of withholding taxes)	5/1/2009	22.35%	22.32%	15.64%	13.32%	13.44%
MSCI World Index (net of withholding taxes)	5/1/2009	21.82%	21.70%	15.03%	12.70%	12.83%

[1]	Not annualized for periods less than one year.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Global Equity Index Fund (Class 1 Shares)	0.83%
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.08%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.31% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.55% for Class 1 Shares and to 0.80% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MSCI Global Equity Index Fund, Class 1	$1,000.00	$1,077.40	$2.30	0.44%

AZL MSCI Global Equity Index Fund, Class 2	$1,000.00	$1,075.40	$3.61	0.69%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL MSCI Global Equity Index Fund, Class 1	$1,000.00	$1,022.99	$2.24	0.44%

AZL MSCI Global Equity Index Fund, Class 2	$1,000.00	$1,021.73	$3.52	0.69%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	23.5%

Financials	13.1

Health Care	12.5

Consumer Discretionary	12.3

Industrials	10.1

Communication Services	8.3

Consumer Staples	6.8

Materials	4.2

Energy	3.1

Real Estate	2.8

Utilities	2.7

Total Common Stocks and Preferred Stocks	99.4

Right	— †

Short-Term Security Held as Collateral for Securities on Loan	0.4

Total Investment Securities	99.8

Net other assets (liabilities)	0.2

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.3%):
Aerospace & Defense (1.2%):
4,825	Airbus SE*	$616,162
27,636	BAE Systems plc	205,888
4,654	Boeing Co. (The)*	936,943
2,614	CAE, Inc.*	65,949
50	Dassault Aviation SA	5,402
169	Elbit Systems, Ltd.	29,294
1,982	General Dynamics Corp.	413,188
407	HEICO Corp.	58,698
674	HEICO Corp., Class A	86,622
3,607	Howmet Aerospace, Inc.	114,811
373	Huntington Ingalls Industries, Inc.	69,654
1,718	L3harris Technologies, Inc.	366,346
2,030	Lockheed Martin Corp.	721,482
368	MTU Aero Engines AG	74,813
1,246	Northrop Grumman Corp.	482,289
12,495	Raytheon Technologies Corp.	1,075,320
61,901	Rolls-Royce Holdings plc*	103,218
2,724	Safran SA	334,527
16,600	Singapore Technologies Engineering, Ltd.	46,361
1,749	Textron, Inc.	135,023
986	Thales SA	83,904
414	TransDigm Group, Inc.*	263,420

		6,289,314

Air Freight & Logistics (0.5%):
964	C.H. Robinson Worldwide, Inc.	103,755
8,402	Deutsche Post AG	540,760
1,360	Expeditors International of Washington, Inc.	182,634
2,067	FedEx Corp.	534,609
1,389	InPost SA*	16,777
3,000	SG Holdings Co., Ltd.	70,254
6,043	United Parcel Service, Inc., Class B	1,295,257
2,800	Yamato Holdings Co., Ltd.	65,673

		2,809,719

Airlines (0.1%):
990	Air Canada*	16,539
1,000	ANA Holdings, Inc.*	20,909
1,475	Delta Air Lines, Inc.*	57,643
2,412	Deutsche Lufthansa AG, Registered Shares*	16,972
1,000	Japan Airlines Co., Ltd.*	19,096
5,489	Qantas Airways, Ltd.*	20,012
14,350	Singapore Airlines, Ltd.*	53,200
1,365	Southwest Airlines Co.*	58,477

		262,848

Auto Components (0.4%):
800	Aisin Sieki Co., Ltd.	30,680
2,178	Aptiv plc*	359,261
2,209	BorgWarner, Inc.	99,560
4,700	Bridgestone Corp.	202,268
1,398	Compagnie Generale des Establissements Michelin SCA, Class B	229,137
819	Continental AG*	86,700
3,600	Denso Corp.	297,318
886	Faurecia SA	42,144
198	Faurecia SE	9,243
1,000	Koito Manufacturing Co., Ltd.	52,960
556	Lear Corp.	101,720

Shares		Value
Common Stocks, continued
Auto Components, continued
2,325	Magna Internationl, Inc.	$188,143
600	Stanley Electric Co., Ltd.	15,022
7,000	Sumitomo Electric Industries, Ltd.	91,278
1,100	Toyota Industries Corp.	87,909
2,122	Valeo SA	64,134
163	Vitesco Technologies Group AG*	7,996

		1,965,473

Automobiles (2.5%):
2,679	Bayerische Motoren Werke AG (BMW)	269,943
7,160	Daimler AG, Registered Shares	549,764
1,045	Ferrari NV	268,767
32,761	Ford Motor Co.	680,446
10,604	General Motors Co.*	621,713
13,200	Honda Motor Co., Ltd.	370,753
5,100	Isuzu Motors, Ltd.	63,465
3,397	Lucid Group, Inc.*^	129,256
5,800	Mazda Motor Corp.*	44,636
21,500	Nissan Motor Co., Ltd.*	103,915
1,777	Renault SA*	61,704
1,449	Rivian Automotive, Inc.*^	150,247
9,924	Stellantis NV	186,319
6,079	Stellantis NV	115,212
4,300	Subaru Corp.	76,915
2,700	Suzuki Motor Corp.	103,990
6,948	Tesla, Inc.*	7,342,507
87,500	Toyota Motor Corp.	1,615,519
300	Volkswagen AG	88,230
2,600	Yamaha Motor Co., Ltd.	62,380

		12,905,681

Banks (5.7%):
4,057	ABN AMRO Group NV	59,635
23,007	Australia & New Zealand Banking Group, Ltd.	460,520
55,434	Banco Bilbao Vizcaya Argentaria SA	329,080
145,957	Banco Santander SA	487,120
10,495	Bank Hapoalim BM	108,172
10,762	Bank Leumi Le-Israel Corp.	115,746
62,435	Bank of America Corp.	2,777,733
5,244	Bank of Montreal	564,659
9,969	Bank of Nova Scotia	705,822
140,554	Barclays plc	357,194
9,148	BNP Paribas SA	632,014
34,000	BOC Hong Kong Holdings, Ltd.	111,434
41,086	CaixaBank SA	112,655
3,685	Canadian Imperial Bank of Commerce	429,596
2,800	Chiba Bank, Ltd. (The)	16,022
16,558	Citigroup, Inc.	999,938
3,404	Citizens Financial Group, Inc.	160,839
9,260	Commerzbank AG*	70,559
14,618	Commonwealth Bank of Australia	1,074,233
8,400	Concordia Financial Group, Ltd.	30,533
8,923	Credit Agricole SA	127,441
6,375	Danske Bank A/S	108,965
15,400	DBS Group Holdings, Ltd.	372,936
8,598	DNB Bank ASA	197,064
2,582	Erste Group Bank AG	121,365
5,892	Fifth Third Bancorp	256,597

See accompanying notes to the financial statements.

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Banks, continued
5,399	Finecobank Banca Fineco SpA	$94,016
1,478	First Republic Bank	305,222
5,700	Hang Seng Bank, Ltd.	104,362
169,915	HSBC Holdings plc	1,027,989
11,934	Huntington Bancshares, Inc.	184,022
32,983	ING Groep NV	459,560
133,371	Intesa Sanpaolo SpA	344,551
7,605	Isreal Discount Bank	51,129
1,600	Japan Post Bank Co., Ltd.	14,678
24,768	JPMorgan Chase & Co.	3,922,013
1,998	KBC Group NV	171,592
7,868	KeyCorp	181,987
574,729	Lloyds Banking Group plc	370,452
1,024	M&T Bank Corp.	157,266
5,740	Mediobanca SpA	65,607
103,200	Mitsubishi UFJ Financial Group, Inc.	560,778
1,433	Mizrahi Tefahot Bank, Ltd.	55,295
20,450	Mizuho Financial Group, Inc.	260,154
26,632	National Australia Bank, Ltd.	558,857
2,763	National Bank of Canada	210,677
45,008	Natwest Group plc	137,119
25,524	Nordea Bank AB	310,951
31,000	Oversea-Chinese Banking Corp., Ltd.	262,495
3,510	PNC Financial Services Group, Inc. (The)	703,825
1,417	Raiffeisen International Bank-Holding AG	41,669
7,800	Regions Financial Corp.	170,040
19,700	Resona Holdings, Inc.	76,641
11,732	Royal Bank of Canada	1,245,273
4,800	Shizuoka Bank, Ltd. (The)	34,310
509	Signature Bank	164,646
13,057	Skandinaviska Enskilda Banken AB, Class A	180,950
6,651	Societe Generale	228,371
20,594	Standard Chartered plc	124,445
10,800	Sumitomo Mitsui Financial Group, Inc.	369,223
2,300	Sumitomo Mitsui Trust Holdings, Inc.	76,800
480	SVB Financial Group*	325,555
11,088	Svenska Handelsbanken AB, Class A	119,740
7,027	Swedbank AB, Class A	141,171
14,883	Toronto-Dominion Bank (The)	1,141,171
11,092	Truist Financial Corp.	649,437
11,820	U.S. Bancorp	663,929
17,483	Unicredit SpA	269,105
10,804	United Overseas Bank, Ltd.	215,801
34,057	Wells Fargo & Co.	1,634,055
31,112	Westpac Banking Corp.	483,606

		29,658,407

Beverages (1.6%):
6,437	Anheuser-Busch InBev NV	389,682
4,200	Asahi Breweries, Ltd.	163,026
2,493	Brown-Forman Corp., Class B	181,640
18,500	Budweiser Brewing Co. APAC, Ltd.	48,524
797	Carlsberg A/S, Class B	136,923
33,818	Coca-Cola Co. (The)	2,002,364
810	Coca-Cola Europacific Partners plc	45,303
618	Coca-Cola European Partners plc	34,428
1,975	Coca-Cola HBC AG	68,078
1,342	Constellation Brands, Inc., Class C	336,802

Shares		Value
Common Stocks, continued
Beverages, continued
4,937	David Campari-Milano NV	$71,872
19,204	Diageo plc	1,046,679
771	Heineken Holding NV	71,176
2,168	Heineken NV	243,755
400	ITO EN, Ltd.	21,009
5,741	Keurig Dr Pepper, Inc.	211,613
6,100	Kirin Holdings Co., Ltd.	97,844
1,759	Molson Coors Brewing Co., Class B	81,530
3,386	Monster Beverage Corp.*	325,191
11,481	PepsiCo, Inc.	1,994,364
1,704	Pernod Ricard SA	409,941
236	Remy Cointreau SA	57,442
800	Suntory Beverage & Food, Ltd.	28,939
6,668	Treasury Wine Estates, Ltd.	60,102

		8,128,227

Biotechnology (1.5%):
14,601	AbbVie, Inc.	1,976,975
953	Alnylam Pharmaceuticals, Inc.*	161,610
4,738	Amgen, Inc.	1,065,908
343	Argenx SE*^	121,218
1,226	Biogen, Inc.*	294,142
1,349	BioMarin Pharmaceutical, Inc.*	119,184
3,964	CSL, Ltd.	839,261
1,563	Exact Sciences Corp.*	121,648
547	Genmab A/S*	219,047
10,460	Gilead Sciences, Inc.	759,501
2,757	Grifols SA	52,746
1,359	Incyte Corp.*	99,751
2,883	Moderna, Inc.*	732,224
868	Neurocrine Biosciences, Inc.*	73,928
649	Novavax, Inc.*^	92,852
862	Regeneron Pharmaceuticals, Inc.*	544,370
1,099	Seagen, Inc.*	169,905
2,130	Vertex Pharmaceuticals, Inc.*	467,748

		7,912,018

Building Products (0.7%):
953	A.O. Smith Corp.	81,815
1,800	AGC, Inc.	85,932
644	Allegion plc	85,291
7,899	ASSA Abloy AB, Class B	240,040
6,680	Carrier Global Corp.	362,323
4,061	Compagnie de Saint-Gobain SA	285,626
2,100	Daikin Industries, Ltd.	476,476
1,013	Fortune Brands Home & Security, Inc.	108,290
307	Geberit AG, Registered Shares	249,996
5,931	Johnson Controls International plc	482,250
1,427	Kingspan Group plc	170,785
314	Lennox International, Inc.	101,849
2,500	Lixil Corp.	66,633
1,920	Masco Corp.	134,822
11,325	Nibe Industrier AB, Class B	169,857
970	Owens Corning	87,785
52	ROCKWOOL International A/S, Class B	22,762
1,300	TOTO, Ltd.	59,805
1,937	Trane Technologies plc	391,332
13,000	Xinyi Glass Holdings, Ltd.	32,553

		3,696,222

See accompanying notes to the financial statements.

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Capital Markets (3.1%):
8,994	3i Group plc	$175,935
895	Ameriprise Financial, Inc.	269,986
375	Amundi SA	30,953
1,608	Apollo Asset Management, Inc.	116,467
1,789	ASX, Ltd.	120,936
6,776	Bank of New York Mellon Corp. (The)	393,550
1,265	BlackRock, Inc., Class A+	1,158,183
5,676	Blackstone Group, Inc. (The), Class A	734,418
11,416	Brookfield Asset Management, Inc., Class A	689,491
1,473	Carlyle Group, Inc. (The)	80,868
867	Cboe Global Markets, Inc.	113,057
11,959	Charles Schwab Corp. (The)	1,005,752
2,961	CME Group, Inc.	676,470
317	Coinbase Global, Inc.*	80,001
22,580	Credit Suisse Group AG	219,081
13,400	Daiwa Securities Group, Inc.	75,590
17,000	Deutsche Bank AG, Registered Shares*	213,358
1,600	Deutsche Boerse AG	268,007
2,202	EQT AB	119,731
719	Euronext NV	74,648
295	FactSet Research Systems, Inc.	143,373
2,803	Franklin Resources, Inc.	93,872
469	Futu Holdings, Ltd., ADR*	20,308
2,817	Goldman Sachs Group, Inc. (The)	1,077,643
3,288	Hargreaves Lansdown plc	60,326
9,700	Hong Kong Exchanges & Clearing, Ltd.	566,976
217	IGM Financial, Inc.	7,827
4,582	Intercontinental Exchange, Inc.	626,680
2,555	Invesco, Ltd.	58,816
4,700	Japan Exchange Group, Inc.	102,913
1,702	Julius Baer Group, Ltd.	113,775
4,391	KKR & Co., Inc., Class A	327,130
2,731	London Stock Exchange Group plc	255,571
2,952	Macquarie Group, Ltd.	441,192
1,274	Magellan Financial Group, Ltd.	19,691
287	MarketAxess Holdings, Inc.	118,035
1,418	Moody’s Corp.	553,842
11,202	Morgan Stanley	1,099,588
681	MSCI, Inc., Class A	417,242
931	Nasdaq, Inc.	195,519
23,000	Nomura Holdings, Inc.	100,324
1,595	Northern Trust Corp.	190,778
177	Partners Group Holding AG	291,884
1,455	Raymond James Financial, Inc.	146,082
1,522	Robinhood Markets, Inc.*	27,031
2,014	S&P Global, Inc.	950,467
2,400	SBI Holdings, Inc.	65,428
1,149	Schroders plc	55,191
1,127	SEI Investments Co.	68,679
3,200	Singapore Exchange, Ltd.	22,102
3,801	St. James Place plc	86,571
2,961	State Street Corp.	275,373
1,862	T. Rowe Price Group, Inc.	366,144
521	TMX Group, Ltd.	52,829
940	Tradeweb Markets, Inc., Class A	94,132
28,386	UBS Group AG	509,642

		16,219,458

Shares		Value
Common Stocks, continued
Chemicals (2.2%):
3,844	Air Liquide SA	$670,241
1,862	Air Products & Chemicals, Inc.	566,532
1,542	Akzo Nobel NV	169,727
959	Albemarle Corp.	224,185
577	Arkema SA	81,374
11,600	Asahi Kasei Corp.	109,044
7,451	BASF SE	524,021
897	Celanese Corp.	150,750
1,978	CF Industries Holdings, Inc.	140,003
801	Christian Hansen Holding A/S	62,982
2,080	Clariant AG	43,424
6,268	Corteva, Inc.	296,351
1,415	Covestro AG	87,304
1,096	Croda International plc	150,290
6,176	Dow, Inc.	350,303
4,286	DuPont de Nemours, Inc.	346,223
1,020	Eastman Chemical Co.	123,328
2,136	Ecolab, Inc.	501,084
62	EMS-Chemie Holding AG	69,212
1,938	Evonik Industries AG	62,806
949	FMC Corp.	104,286
311	FUCHS PETROLUB SE	14,133
73	Givaudan SA, Registered Shares	384,245
6,835	ICL Group, Ltd.	65,724
2,123	International Flavors & Fragrances, Inc.	319,830
1,789	Johnson Matthey plc	49,685
1,900	JSR Corp.	72,284
1,300	Kansai Paint Co., Ltd.	28,261
1,472	Koninklijke DSM NV	330,475
803	Lanxess AG	49,822
4,251	Linde plc	1,472,674
2,197	LyondellBasell Industries NV, Class A	202,629
11,800	Mitsubishi Chemical Holdings Corp.	87,427
700	Mitsubishi Gas Chemical Co., Inc.	11,858
1,700	Mitsui Chemicals, Inc.	45,680
2,710	Mosaic Co. (The)	106,476
6,600	Nippon Paint Holdings Co., Ltd.	71,973
1,100	Nippon Sanso Holdings Corp.	24,038
800	Nissan Chemical Corp.	46,473
1,000	Nitto Denko Corp.	77,307
1,580	Novozymes A/S, Class B	129,399
4,831	Nutrien, Ltd.^	363,165
2,876	Orica, Ltd.	28,679
2,005	PPG Industries, Inc.	345,742
942	RPM International, Inc.	95,142
2,096	Sherwin Williams Co.	738,127
2,900	Shin-Etsu Chemical Co., Ltd.	502,353
1,168	Sika AG	484,991
685	Solvay SA	79,852
13,800	Sumitomo Chemical Co., Ltd.	65,043
1,189	Symrise AG	176,349
12,800	Toray Industries, Inc.	75,890
2,700	Tosoh Corp.	40,055
1,822	Umicore SA	74,332
1,092	Yara International ASA	55,189

		11,548,772

See accompanying notes to the financial statements.

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Commercial Services & Supplies (0.5%):
10,643	Brambles, Ltd.	$82,311
748	Cintas Corp.	331,491
1,784	Copart, Inc.*	270,490
1,800	Dai Nippon Printing Co., Ltd.	45,282
1,558	GFL Environmental, Inc.	58,918
13,958	Rentokil Initial plc	110,394
1,839	Republic Services, Inc., Class A	256,449
1,016	Ritchie Bros Auctioneers, Inc.	62,183
2,075	Rollins, Inc.	70,986
1,900	SECOM Co., Ltd.	131,941
3,081	Securitas AB, Class B	42,362
300	Sohgo Security Services Co., Ltd.	11,922
2,800	TOPPAN, INC.	52,496
2,218	Waste Connections, Inc.	302,247
3,408	Waste Management, Inc.	568,795

		2,398,267

Communications Equipment (0.7%):
1,856	Arista Networks, Inc.*	266,800
34,768	Cisco Systems, Inc.	2,203,248
438	F5, Inc.*	107,183
3,033	Juniper Networks, Inc.	108,309
1,443	Motorola Solutions, Inc.	392,063
42,435	Nokia OYJ*	266,556
24,758	Telefonaktiebolaget LM Ericsson, Class B	272,034

		3,616,193

Construction & Engineering (0.3%):
2,330	ACS Actividades de Construccion y Servicios SA	62,488
2,111	Bouygues SA	75,630
770	Eiffage SA	79,415
3,592	Ferrovial SA	112,643
1,024	Jacobs Engineering Group, Inc.	142,571
4,400	Kajima Corp.	50,544
4,900	Obayashi Corp.	37,922
5,900	Shimizu Corp.	36,580
3,144	Skanska AB, Class B	81,011
1,100	Taisei Corp.	33,431
4,415	Vinci SA	467,743
1,051	WSP Global, Inc.	152,589

		1,332,567

Construction Materials (0.2%):
6,549	CRH plc	345,888
993	HeidelbergCement AG	67,271
4,635	Holcim, Ltd.	235,961
4,105	James Hardie Industries SE	165,192
503	Martin Marietta Materials, Inc.	221,582
1,084	Vulcan Materials Co.	225,017

		1,260,911

Consumer Finance (0.4%):
3,145	Ally Financial, Inc.	149,733
5,564	American Express Co.	910,270
3,671	Capital One Financial Corp.	532,625
2,410	Discover Financial Services	278,500
1	Isracard, Ltd.	3
4,337	SoFi Technologies, Inc.*^	68,568
4,815	Synchrony Financial	223,368
163	Upstart Holdings, Inc.*	24,662

		2,187,729

Shares		Value
Common Stocks, continued
Containers & Packaging (0.2%):
12,355	Amcor plc	$148,384
648	Avery Dennison Corp.	140,337
2,818	Ball Corp.	271,289
1,393	CCL Industries, Inc.	74,705
998	Crown Holdings, Inc.	110,399
3,294	International Paper Co.	154,752
682	Packaging Corp. of America	92,854
1,432	Sealed Air Corp.	96,617
1,807	Smurfit Kappa Group plc	99,885
2,436	Westrock Co.	108,061

		1,297,283

Distributors (0.1%):
1,145	Genuine Parts Co.	160,529
2,156	LKQ Corp.	129,425
321	Pool Corp.	181,686

		471,640

Diversified Consumer Services (0.0%†):
1,753	IDP Education, Ltd.	44,198

Diversified Financial Services (0.9%):
10,984	Berkshire Hathaway, Inc., Class B*	3,284,216
2,830	Equitable Holdings, Inc.	92,796
414	Eurazeo SE	36,189
1,002	EXOR NV	89,181
1,044	Groupe Bruxelles Lambert SA	116,661
885	Industrivarden AB, Class A	28,099
1,476	Industrivarden AB, Class C	46,181
4,187	Investor AB	109,797
14,654	Investor AB, Class B	366,603
2,236	Kinnevik AB, Class B*	79,129
418	L E Lundbergforetagen AB	23,365
24,030	M&G plc	64,859
4,100	Mitsubishi HC Capital, Inc.	20,286
755	Onex Corp.	59,263
9,900	ORIX Corp.	202,094
142	Sofina SA	69,820
20,261	Standard Life Aberdeen plc	66,024
200	Tokyo Century Corp.	9,705
122	Wendel	14,626

		4,778,894

Diversified Telecommunication Services (1.2%):
58,993	AT&T, Inc.	1,451,228
692	BCE, Inc.	36,006
70,769	BT Group plc	161,794
4,277	Cellnex Telecom SAU	248,300
28,310	Deutsche Telekom AG, Registered Shares	526,097
1,315	Elisa OYJ	80,755
36,000	HKT Trust & HKT, Ltd.	48,394
2,027	Infrastrutture Wireless Italiane SpA	24,540
31,076	Koninklijke KPN NV	96,491
8,617	Lumen Technologies, Inc.	108,143
10,900	Nippon Telegraph & Telephone Corp.	298,079
16,116	Orange SA	172,636
1,048	Proximus SADP	20,434
62,100	Singapore Telecommunications, Ltd.	106,937
17,116	Spark New Zealand, Ltd.	52,987
191	Swisscom AG, Registered Shares	107,787

See accompanying notes to the financial statements.

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued
92,093	Telecom Italia SpA	$45,283
3,372	Telefonica Deutschland Holding AG	9,328
44,585	Telefonica SA^	194,074
6,467	Telenor ASA	101,801
24,569	Telia Co AB	96,102
29,855	Telstra Corp., Ltd.	90,792
3,956	TELUS Corp.	93,176
476	United Internet AG, Registered Shares	18,880
34,090	Verizon Communications, Inc.	1,771,316

		5,961,360

Electric Utilities (1.6%):
2,033	Alliant Energy Corp.	124,969
4,001	American Electric Power Co., Inc.	355,969
6,381	AusNet Services	11,926
6,000	Chubu Electric Power Co., Inc.	63,360
7,000	CK Infrastructure Holdings, Ltd.	44,575
15,000	CLP Holdings, Ltd.	151,497
6,320	Duke Energy Corp.	662,968
3,058	Edison International	208,709
20,856	EDP – Energias de Portugal SA	114,392
4,298	Electricite de France	50,505
226	Elia Group SA/NV	29,799
2,325	Emera, Inc.	116,213
3,072	Endesa SA	70,810
65,848	Enel SpA	524,363
1,617	Entergy Corp.	182,155
1,705	Evergy, Inc.	116,980
2,881	Eversource Energy	262,113
7,987	Exelon Corp.	461,329
4,352	FirstEnergy Corp.	181,000
4,314	Fortis, Inc.	208,162
3,188	Fortum OYJ	97,365
7,500	HK Electric Investments, Ltd.	7,359
3,038	Hydro One, Ltd.	79,049
47,941	Iberdrola SA	561,743
6,500	Kansai Electric Power Co., Inc. (The)	60,844
4,873	Mercury NZ, Ltd.	20,408
16,219	NextEra Energy, Inc.	1,514,206
16,911	Origin Energy, Ltd.	64,595
1,748	Orsted A/S	224,498
11,217	PG&E Corp.*	136,174
13,000	Power Assets Holdings, Ltd.	81,031
6,216	PPL Corp.	186,853
1,850	Red Electrica Corp SA^	40,039
8,440	Scottish & Southern Energy plc	188,170
8,925	Southern Co. (The)	612,076
13,004	Terna SpA	104,911
14,900	Tokyo Electric Power Co. Holdings, Inc.*	38,568
453	Verbund AG, Class A	51,123
4,585	Xcel Energy, Inc.	310,405

		8,321,211

Electrical Equipment (0.9%):
13,774	ABB, Ltd.	524,980
1,931	AMETEK, Inc.	283,934
1,327	Ballard Power Systems, Inc.*	16,671
3,252	Eaton Corp. plc	562,011

Shares		Value
Common Stocks, continued
Electrical Equipment, continued
5,038	Emerson Electric Co.	$468,383
1,200	Fuji Electric Co., Ltd.	65,537
515	Generac Holdings, Inc.*	181,239
2,233	Legrand SA	261,314
14,900	Mitsubishi Electric Corp.	188,974
3,500	Nidec Corp.	411,500
4,644	Plug Power, Inc.*^	131,100
1,694	Prysmian SpA	63,821
916	Rockwell Automation, Inc.	319,547
4,516	Schneider Electric SA	885,276
1,457	Sensata Technologies Holding plc*	89,882
3,694	Siemens Energy AG*	94,570
2,219	Siemens Gamesa Renewable Energy*	52,624
1,592	Sunrun, Inc.*	54,606
7,736	Vestas Wind Systems A/S	233,973

		4,889,942

Electronic Equipment, Instruments & Components (1.0%):
4,880	Amphenol Corp., Class A	426,805
690	Arrow Electronics, Inc.*	92,646
800	Azbil Corp.	36,454
1,096	CDW Corp.	224,439
1,627	Cognex Corp.	126,516
7,102	Corning, Inc.	264,408
2,865	Halma plc	123,713
1,300	Hamamatsu Photonics KK	82,977
16,517	Hexagon AB, Class B	260,128
205	Hirose Electric Co., Ltd.	34,477
600	Ibiden Co., Ltd.	35,470
346	IPG Photonics Corp.*	59,561
1,600	Keyence Corp.	1,005,714
1,567	Keysight Technologies, Inc.*	323,601
2,500	Kyocera Corp.	156,246
4,600	Murata Manufacturing Co., Ltd.	365,278
1,700	Omron Corp.	169,421
2,200	Shimadzu Corp.	92,884
2,900	TDK Corp.	113,234
2,723	TE Connectivity, Ltd.	439,329
370	Teledyne Technologies, Inc.*	161,649
2,027	Trimble, Inc.*	176,734
1,300	Venture Corp., Ltd.	17,681
1,000	Yokogawa Electric Corp.	18,036
463	Zebra Technologies Corp., Class A*	275,578

		5,082,979

Energy Equipment & Services (0.1%):
6,737	Baker Hughes Co.	162,092
7,216	Halliburton Co.	165,030
11,956	Schlumberger, Ltd.	358,082
4,403	Tenaris SA	45,949

		731,153

Entertainment (1.4%):
6,545	Activision Blizzard, Inc.	435,439
4,441	AMC Entertainment Holdings, Inc., Class A*^	120,795
8,533	Bollore, Inc.	47,743
1,200	Capcom Co., Ltd.	28,258
2,273	Electronic Arts, Inc.	299,809
2,754	Embracer Group AB*	29,191

See accompanying notes to the financial statements.

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Entertainment, continued
390	Koei Tecmo Holdings Co., Ltd.^	$15,346
900	Konami Holdings Corp.	43,202
1,787	Liberty Media Corp-Liberty Formula One, Class C*	113,010
1,290	Live Nation Entertainment, Inc.*	154,400
3,642	Netflix, Inc.*	2,194,086
4,500	Nexon Co., Ltd.	86,796
900	Nintendo Co., Ltd.	419,867
924	Roku, Inc.*	210,857
1,157	Sea, Ltd., ADR*	258,832
400	Square Enix Holdings Co., Ltd.	20,522
974	Take-Two Interactive Software, Inc.*	173,099
600	Toho Co., Ltd.	25,696
856	UbiSoft Entertainment SA*	41,978
5,833	Universal Music Group NV	164,444
5,833	Vivendi Universal SA	78,907
14,941	Walt Disney Co. (The)*	2,314,212

		7,276,489

Equity Real Estate Investment Trusts (2.3%):
1,112	Alexandria Real Estate Equities, Inc.	247,932
3,768	American Tower Corp.	1,102,140
29,744	Ascendas Real Estate Investment Trust	65,157
1,174	AvalonBay Communities, Inc.	296,541
1,147	Boston Properties, Inc.	132,111
8,137	British Land Co. plc	58,335
739	Camden Property Trust	132,044
815	Canadian Apartment Properties REIT	38,636
31,506	CapitaLand Mall Trust	47,727
316	Covivio	25,980
3,573	Crown Castle International Corp.	745,828
18	Daiwahouse Residential Investment Corp.	54,544
10,038	Dexus	81,218
2,280	Digital Realty Trust, Inc.	403,264
2,988	Duke Realty Corp.	196,132
739	Equinix, Inc.	625,076
1,394	Equity Lifestyle Properties, Inc.	122,198
2,955	Equity Residential	267,427
522	Essex Property Trust, Inc.	183,864
1,083	Extra Space Storage, Inc.	245,549
424	Gecina SA	59,299
28	GLP J-REIT	48,391
13,861	Goodman Group	267,604
18,004	GPT Group	70,999
4,227	Healthpeak Properties, Inc.	152,552
6,519	Host Hotels & Resorts, Inc.*	113,365
5,025	Invitation Homes, Inc.	227,833
2,113	Iron Mountain, Inc.	110,573
68	Japan Metropolitan Fund Invest	58,595
12	Japan Real Estate Investment Corp.	68,135
1,908	Klepierre	45,240
6,510	Land Securities Group plc	68,264
19,200	Link REIT (The)	169,149
15,100	Mapletree Commercial Trust	22,257
21,123	Mapletree Logistics Trust	29,789
5,344	Medical Properties Trust, Inc.	126,279
919	Mid-America Apartment Communities, Inc.	210,855
36,393	Mirvac Group	77,148
14	Nippon Building Fund, Inc.	81,561

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
20	Nippon Prologis REIT, Inc.	$70,731
39	Nomura Real Estate Master Fund, Inc.	54,867
25	Orix JREIT, Inc.	39,084
6,146	Prologis, Inc.	1,034,741
1,285	Public Storage, Inc.	481,310
4,569	Realty Income Corp.	327,095
1,170	Regency Centers Corp.	88,159
480	RioCan REIT	8,706
884	SBA Communications Corp.	343,894
47,972	Scentre Group	110,307
9,532	SERGO plc	185,128
2,753	Simon Property Group, Inc.	439,847
22,062	Stockland	68,073
995	Sun Communities, Inc.	208,920
2,260	UDR, Inc.	135,577
1,152	Unibail-Rodamco-Westfield*	80,305
3,463	Ventas, Inc.	177,029
4,960	VICI Properties, Inc.^	149,346
24,703	Vicinity Centres	30,426
1,503	Vornado Realty Trust	62,916
3,554	Welltower, Inc.	304,827
6,139	Weyerhaeuser Co.	252,804
1,287	WP Carey, Inc.	105,598

		11,839,281

Food & Staples Retailing (1.4%):
4,900	AEON Co., Ltd.	115,427
6,504	Alimentation Couche-Tard, Inc.	272,543
5,668	Carrefour SA	103,876
12,329	Coles Group, Ltd.	160,923
272	Colruyt SA	11,538
100	Cosmos Pharmaceutical Corp.	14,693
3,643	Costco Wholesale Corp.	2,068,131
1,563	Empire Co., Ltd., Class A	47,626
11,695	Endeavour Group, Ltd.	57,354
15,420	J Sainsbury plc	57,483
2,416	Jeronimo Martins SGPS SA	55,288
2,524	Kesko OYJ, Class B	83,721
1,000	Kobe Bussan Co., Ltd.	38,695
8,868	Koninklijke Ahold Delhaize NV	303,832
6,103	Kroger Co. (The)	276,222
200	LAWSON, Inc.	9,466
1,246	Loblaw Cos., Ltd.	102,099
1,796	Metro, Inc.	95,594
6,400	Seven & I Holdings Co., Ltd.	281,374
4,379	Sysco Corp.	343,970
63,483	Tesco plc	248,849
300	Tsuruha Holdings, Inc.	28,769
6,256	Walgreens Boots Alliance, Inc.	326,313
12,791	Walmart, Inc.	1,850,730
500	Welcia Holdings Co., Ltd.	15,589
705	Weston (George), Ltd.	81,748
10,805	Woolworths Group, Ltd.	298,806

		7,350,659

Food Products (1.5%):
4,300	Ajinomoto Co., Inc.	130,757
4,700	Archer-Daniels-Midland Co.	317,673

See accompanying notes to the financial statements.

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Food Products, continued
3,293	Associated British Foods plc	$89,304
33	Barry Callebaut AG, Registered Shares	80,208
1,295	Bunge, Ltd.	120,901
1,820	Campbell Soup Co.	79,097
1	Chocoladefabriken Lindt & Spruengli AG	134,096
3,715	Conagra Brands, Inc.	126,867
5,258	Danone SA	326,571
5,200	General Mills, Inc.	350,376
1,206	Hershey Co. (The)	233,325
2,218	Hormel Foods Corp.	108,261
476	JDE Peet’s NV	14,665
815	JM Smucker Co. (The)	110,693
1,968	Kellogg Co.	126,779
1,279	Kerry Group plc, Class A	164,858
1,300	Kikkoman Corp.	109,318
5,513	Kraft Heinz Co. (The)	197,917
7	Lindt & Spruengli AG	96,708
1,974	McCormick & Co.	190,708
1,200	Meiji Holdings Co., Ltd.	71,579
11,389	Mondelez International, Inc., Class A	755,205
4,062	Mowi ASA	96,174
23,242	Nestle SA, Registered Shares	3,250,112
700	Nisshin Seifun Group, Inc.	10,076
300	Nissin Foods Holdings Co., Ltd.	21,856
5,748	Orkla ASA, Class A	57,656
2,279	Saputo, Inc.	51,353
700	Toyo Suisan Kaisha, Ltd.	29,613
2,404	Tyson Foods, Inc., Class A	209,533
68,033	WH Group, Ltd.	42,676
18,000	Wilmar International, Ltd.	55,351
900	Yakult Honsha Co., Ltd.	46,891

		7,807,157

Gas Utilities (0.2%):
1,545	AltaGas, Ltd.	33,360
10,905	APA Group	79,879
1,185	Atmos Energy Corp.	124,152
595	Enagas SA	13,760
1,662	Gas Natural SDG SA	53,951
103,117	Hong Kong & China Gas Co., Ltd.	160,543
3,600	Osaka Gas Co., Ltd.	59,623
18,638	Snam SpA	112,013
3,500	Tokyo Gas Co., Ltd.	62,921
1,928	UGI Corp.	88,515

		788,717

Health Care Equipment & Supplies (3.0%):
14,676	Abbott Laboratories	2,065,500
342	ABIOMED, Inc.*	122,836
3,994	Alcon, Inc.	352,007
614	Align Technology, Inc.*	403,509
1,548	Ambu A/S, Class B	40,522
1,400	Asahi Intecc Co., Ltd.	29,998
4,010	Baxter International, Inc.	344,218
2,367	Becton Dickinson & Co.	595,253
245	BioMerieux	34,823
11,539	Boston Scientific Corp.*	490,177
372	Carl Zeiss Meditec AG	78,271

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
451	Cochlear, Ltd.	$70,792
1,098	Coloplast A/S, Class B	192,114
393	Cooper Cos., Inc. (The)	164,643
5,321	Danaher Corp.	1,750,662
1,001	Demant A/S*	50,788
2,020	Dentsply Sirona, Inc.	112,696
795	DexCom, Inc.*	426,875
233	DiaSorin SpA	44,320
5,103	Edwards Lifesciences Corp.*	661,094
4,138	Fisher & Paykel Healthcare Corp., Ltd.	92,768
1,920	Getinge AB, Class B	83,426
843	GN Store Nord A/S	52,682
2,052	Hologic, Inc.*	157,101
3,000	HOYA Corp.	444,901
710	IDEXX Laboratories, Inc.*	467,507
417	Inmode, Ltd.*	29,432
555	Insulet Corp.*	147,669
2,945	Intuitive Surgical, Inc.*	1,058,139
7,813	Koninklijke Philips NV	290,378
395	Masimo Corp.*	115,648
11,194	Medtronic plc	1,158,019
852	Novocure, Ltd.*	63,968
9,500	Olympus Corp.	218,245
1,249	ResMed, Inc.	325,340
242	Sartorius AG	163,781
2,484	Siemens Healthineers AG	186,118
6,641	Smith & Nephew plc	116,219
440	Sonova Holding AG, Registered Shares	171,907
806	Steris plc	196,188
86	Straumann Holding AG, Registered Shares, Class R	181,782
2,829	Stryker Corp.	756,531
1,500	Sysmex Corp.	202,130
354	Teleflex, Inc.	116,282
5,600	Terumo Corp.	236,672
620	West Pharmaceutical Services, Inc.	290,786
1,644	Zimmer Biomet Holdings, Inc.	208,854

		15,563,571

Health Care Providers & Services (1.9%):
1,218	AmerisourceBergen Corp.	161,860
845	Amplifon SpA	45,402
2,022	Anthem, Inc.	937,278
2,209	Cardinal Health, Inc.	113,741
4,948	Centene Corp.*	407,715
2,773	Cigna Corp.	636,764
10,902	CVS Health Corp.	1,124,650
657	DaVita, Inc.*	74,740
1,484	Fresenius Medical Care AG & Co., KGaA	96,124
3,378	Fresenius SE & Co. KGaA	136,187
2,150	HCA Healthcare, Inc.	552,378
1,317	Henry Schein, Inc.*	102,107
1,083	Humana, Inc.	502,360
813	Laboratory Corp. of America Holdings*	255,453
1,233	McKesson Corp.	306,487
1,400	Medipal Holdings Corp.	26,235
453	Molina Healthcare, Inc.*	144,090
594	Oak Street Health, Inc.*^	19,685
478	Orpea	47,801

See accompanying notes to the financial statements.

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued
1,055	Quest Diagnostics, Inc.	$182,526
1,692	Ramsay Health Care, Ltd.	87,818
4,519	Ryman Healthcare, Ltd.	37,886
3,322	Sonic Healthcare, Ltd.	112,818
7,813	UnitedHealth Group, Inc.	3,923,220
521	Universal Health Services, Inc., Class B	67,553

		10,102,878

Health Care Technology (0.2%):
2,497	Cerner Corp.	231,896
3,600	M3, Inc.	181,361
1,250	Teladoc Health, Inc.*	114,775
1,173	Veeva Systems, Inc., Class A*	299,678

		827,710

Hotels, Restaurants & Leisure (1.5%):
1,592	Accor SA*	51,515
1,978	Airbnb, Inc., Class A*	329,317
2,113	Aramark	77,864
5,570	Aristocrat Leisure, Ltd.	176,618
1,690	Caesars Entertainment, Inc.*	158,066
6,658	Carnival Corp., Class A*^	133,959
229	Chipotle Mexican Grill, Inc.*	400,349
15,190	Compass Group plc*	338,316
1,597	Crown Resorts, Ltd.*	13,924
1,030	Darden Restaurants, Inc.	155,159
580	Domino’s Pizza Enterprises, Ltd.	49,809
308	Domino’s Pizza, Inc.	173,814
2,840	DraftKings, Inc., Class A*	78,015
1,406	Evolution AB	197,868
1,455	Flutter Entertainment plc*	229,565
20,000	Galaxy Entertainment Group, Ltd.*	103,638
25,500	Genting Singapore, Ltd.	14,669
4,276	GVC Holdings plc*	97,069
2,288	Hilton Worldwide Holdings, Inc.*	356,905
1,297	InterContinental Hotels Group plc*	83,469
883	La Francaise des Jeux SAEM	39,118
2,602	Las Vegas Sands Corp.*	97,939
2,294	Marriott International, Inc., Class A*	379,061
6,174	McDonald’s Corp.	1,655,064
300	McDonald’s Holdings Co., Ltd.	13,277
758	Melco Resorts & Entertainment, Ltd., ADR*	7,716
3,096	MGM Resorts International	138,949
1,600	Oriental Land Co., Ltd.	269,675
2,135	Restaurant Brands International, Inc.	129,552
1,827	Royal Caribbean Cruises, Ltd.*	140,496
22,400	Sands China, Ltd.*	52,181
818	Sodexo SA	71,719
9,744	Starbucks Corp.	1,139,756
20,492	Tabcorp Holdings, Ltd.	74,939
297	Vail Resorts, Inc.	97,386
1,865	Whitbread plc*	75,318
962	Wynn Resorts, Ltd.*	81,809
2,377	Yum! Brands, Inc.	330,070

		8,013,933

Household Durables (0.7%):
9,412	Barratt Developments plc	95,061
2,191	Bath & Body Works, Inc.	152,910

Shares		Value
Common Stocks, continued
Household Durables, continued
1,048	Berkeley Group Holdings plc	$67,544
2,853	DR Horton, Inc.	309,408
2,085	Electrolux AB, Class B	50,423
1,260	Garmin, Ltd.	171,574
2,525	Husqvarna AB, Class B	40,216
600	Iida Group Holdings Co., Ltd.	13,923
2,266	Lennar Corp., Class A	263,219
552	Mohawk Industries, Inc.*	100,563
3,532	Newell Brands, Inc.	77,139
27	NVR, Inc.*	159,539
20,400	Panasonic Corp.	224,409
2,260	Persimmon plc	87,152
2,163	PulteGroup, Inc.	123,637
300	Rinnai Corp.	26,990
256	SEB SA	39,870
3,500	Sekisui Chemical Co., Ltd.	58,498
5,700	Sekisui House, Ltd.	122,379
1,000	Sharp Corp.	11,461
10,300	Sony Group Corp.	1,302,242
33,694	Taylor Wimpey plc	79,793
460	Whirlpool Corp.	107,944

		3,685,894

Household Products (1.1%):
1,959	Church & Dwight Co., Inc.	200,798
1,001	Clorox Co. (The)	174,534
6,581	Colgate-Palmolive Co.	561,623
4,830	Essity AB, Class B	157,660
960	Henkel AG & Co. KGaA	75,051
2,745	Kimberly-Clark Corp.	392,315
1,700	Lion Corp.	22,720
20,040	Procter & Gamble Co. (The)	3,278,143
5,927	Reckitt Benckiser Group plc	508,372
3,700	Unicharm Corp.	160,832

		5,532,048

Independent Power and Renewable Electricity Producers (0.1%):
5,538	AES Corp. (The)	134,573
787	Brookfield Renewable Corp., Class A	28,965
2,812	EDP Renovaveis SA	69,724
6,904	Meridian Energy, Ltd.	22,962
2,059	Northland Power, Inc.	61,780
2,257	NRG Energy, Inc.	97,232
254	Uniper SE	12,079
4,219	Vistra Corp.	96,067

		523,382

Industrial Conglomerates (1.1%):
4,844	3M Co.	860,440
21,000	CK Hutchison Holdings, Ltd.	135,518
925	DCC plc	75,627
8,950	General Electric Co.	845,506
7,900	Hitachi, Ltd.	427,994
5,764	Honeywell International, Inc.	1,201,852
1,007	Investment AB Latour, Class B	41,083
1,500	Jardine Matheson Holdings, Ltd.	82,576
7,500	Keppel Corp., Ltd.	28,502
1,957	Lifco AB, Class B	58,622

See accompanying notes to the financial statements.

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued
40,411	Melrose Industries plc	$87,671
862	Roper Technologies, Inc.	423,983
6,279	Siemens AG, Registered Shares	1,091,332
3,663	Smiths Group plc	78,069
3,800	Toshiba Corp.	156,295

		5,595,070

Insurance (2.9%):
1,782	Admiral Group plc	76,172
16,538	AEGON NV	82,414
5,126	Aflac, Inc.	299,307
1,618	Ageas NV	83,874
98,200	AIA Group, Ltd.	990,027
129	Alleghany Corp.*	86,119
3,365	Allianz SE, Registered Shares+	795,478
2,379	Allstate Corp. (The)	279,889
679	American Financial Group, Inc.	93,240
7,045	American International Group, Inc.	400,579
1,905	Aon plc, Class A	572,567
3,125	Arch Capital Group, Ltd.*	138,906
1,638	Arthur J. Gallagher & Co.	277,920
8,867	Assicurazioni Generali SpA	187,126
535	Assurant, Inc.	83,385
1,240	Athene Holding, Ltd., Class A*	103,329
31,654	Aviva plc	175,753
16,017	AXA SA	477,296
433	Baloise Holding AG, Registered Shares	70,717
1,810	Brown & Brown, Inc.	127,207
3,585	Chubb, Ltd.	693,016
1,198	Cincinnati Financial Corp.	136,488
1,241	CNP Assurances SA	30,731
8,200	Dai-ichi Life Holdings, Inc.	165,695
116	Erie Indemnity Co., Class A	22,349
370	Everest Re Group, Ltd.	101,350
188	Fairfax Financial Holdings, Ltd.	92,490
2,431	Fidelity National Financial, Inc.	126,850
1,848	Gjensidige Forsikring ASA	44,904
907	Globe Life, Inc.	85,004
2,573	Great-West Lifeco, Inc.	77,223
557	Hannover Rueck SE	106,052
2,909	Hartford Financial Services Group, Inc. (The)	200,837
1,012	IA Financial Corp., Inc.	57,913
22,784	Insurance Australia Group, Ltd.	70,612
1,559	Intact Financial Corp.	202,665
21,000	Japan Post Holdings Co., Ltd.	163,935
1,700	Japan Post Insurance Co., Ltd.	27,320
47,860	Legal & General Group plc	192,623
1,326	Lincoln National Corp.	90,513
1,606	Loews Corp.	92,763
15,239	Manulife Financial Corp.	290,490
106	Markel Corp.*	130,804
4,190	Marsh & McLennan Cos., Inc.	728,306
25,594	Medibank Private, Ltd.	62,382
6,189	MetLife, Inc.	386,751
3,200	MS&AD Insurance Group Holdings, Inc.	98,755
1,147	Muenchener Rueckversicherungs-Gesellschaft AG	340,244
2,086	NN Group NV	112,730
6,201	Phoenix Group Holdings plc	54,685

Shares		Value
Common Stocks, continued
Insurance, continued
4,829	Poste Italiane SpA	$63,365
4,956	Power Corp. of Canada	163,789
2,145	Principal Financial Group, Inc.	155,148
4,856	Progressive Corp. (The)	498,468
3,183	Prudential Financial, Inc.	344,528
21,399	Prudential plc	368,940
10,467	QBE Insurance Group, Ltd.	86,446
4,089	Sampo Oyj, Class A	203,981
2,900	Sompo Holdings, Inc.	122,531
4,951	Sun Life Financial, Inc.	275,617
11,836	Suncorp Group, Ltd.	95,365
244	Swiss Life Holding AG, Registered Shares	149,390
2,505	Swiss Re AG	247,503
5,000	T&D Holdings, Inc.	64,002
5,300	Tokio Marine Holdings, Inc.	294,589
2,002	Travelers Cos., Inc. (The)	313,173
3,328	Tryg A/S	82,267
1,080	Willis Towers Watson plc	256,489
1,311	WR Berkley Corp.	108,013
1,264	Zurich Insurance Group AG	554,103

		14,835,492

Interactive Media & Services (4.4%):
1,569	Adevinta ASA*	20,861
2,486	Alphabet, Inc., Class A*	7,202,041
2,379	Alphabet, Inc., Class C*	6,883,851
6,294	Auto Trader Group plc	62,903
729	IAC/InterActiveCorp.*	95,288
500	Kakaku.com, Inc.	13,349
2,194	Match Group, Inc.*	290,156
19,682	Meta Platforms, Inc., Class A*	6,620,041
4,921	Pinterest, Inc., Class A*	178,878
488	REA Group, Ltd.	59,529
828	Scout24 AG	58,039
3,100	Seek, Ltd.	73,946
8,905	Snap, Inc., Class A*	418,802
6,490	Twitter, Inc.*	280,498
19,800	Z Holdings Corp.	114,919
614	Zillow Group, Inc., Class A*	38,203
1,442	Zillow Group, Inc., Class C*	92,072
1,887	ZoomInfo Technologies, Inc.*	121,145

		22,624,521

Internet & Direct Marketing Retail (3.2%):
3,763	Amazon.com, Inc.*	12,547,121
342	Booking Holdings, Inc.*	820,537
819	Chewy, Inc., Class A*^	48,297
1,451	Delivery Hero SE*	161,985
901	DoorDash, Inc., Class A*	134,159
5,546	eBay, Inc.	368,809
1,029	Etsy, Inc.*	225,289
1,279	Expedia Group, Inc.*	231,141
245	Fiverr International, Ltd.*	27,857
1,243	HelloFresh SE*	95,604
1,296	Just Eat Takeaway*	69,902
361	MercadoLibre, Inc.*	486,772
500	Mercari, Inc.*	25,479
4,499	Ocado Group plc*	102,058
7,789	Prosus NV	649,646

See accompanying notes to the financial statements.

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
8,000	Rakuten, Inc.	$80,278
553	Wayfair, Inc., Class A*^	105,053
1,812	Zalando SE*	146,925
1,200	ZOZO, Inc.	37,372

		16,364,284

IT Services (4.0%):
5,249	Accenture plc, Class A	2,175,973
160	Adyen NV*	418,557
733	Affirm Holdings, Inc.*	73,710
1,628	Afterpay, Ltd.*	97,424
1,286	Akamai Technologies, Inc.*	150,513
3,775	Amadeus IT Group SA*	254,240
3,469	Automatic Data Processing, Inc.	855,386
589	Bechtle AG	42,218
1,147	Black Knight, Inc.*	95,075
3,333	Block, Inc.*	538,313
921	Broadridge Financial Solutions, Inc.	168,377
1,256	Capgemini SA	306,750
1,784	CGI, Inc.*	157,764
4,252	Cognizant Technology Solutions Corp., Class A	377,237
5,010	Computershare, Ltd.	72,907
1,792	Edenred	82,698
476	EPAM Systems, Inc.*	318,182
5,116	Fidelity National Information Services, Inc.	558,411
4,856	Fiserv, Inc.*	504,004
639	FleetCor Technologies, Inc.*	143,034
1,500	Fujitsu, Ltd.	257,051
733	Gartner, Inc.*	245,057
2,342	Global Payments, Inc.	316,592
200	GMO Payment Gateway, Inc.	24,798
1,211	GoDaddy, Inc., Class A*	102,765
7,460	International Business Machines Corp.	997,104
800	Itochu Techno-Solutions Corp.	25,739
546	Jack Henry & Associates, Inc.	91,176
7,283	Mastercard, Inc., Class A	2,616,928
455	MongoDB, Inc.*	240,854
4,062	Nexi SpA*	64,193
2,520	Nomura Research Institute, Ltd.	107,334
5,800	NTT Data Corp.	124,378
340	Nuvei Corp.*	22,043
600	OBIC Co., Ltd.	112,328
1,016	Okta, Inc.*	227,757
1,100	Otsuka Corp.	52,512
2,766	Paychex, Inc.	377,559
9,282	PayPal Holdings, Inc.*	1,750,400
900	SCSK Corp.	17,915
935	Shopify, Inc., Class A*	1,287,540
1,768	Snowflake, Inc., Class A*	598,910
1,600	TIS, Inc.	47,491
1,365	Twilio, Inc., Class A*	359,459
817	VeriSign, Inc.*	207,371
13,979	Visa, Inc., Class A	3,029,389
3,798	Western Union Co. (The.)	67,756
514	Wix.com, Ltd.*	81,104
2,032	Worldline SA*	113,222

		20,957,498

Shares		Value
Common Stocks, continued
Leisure Products (0.1%):
1,800	Bandai Namco Holdings, Inc.	$140,781
1,206	Hasbro, Inc.	122,747
2,184	Peloton Interactive, Inc., Class A*	78,100
600	Shimano, Inc.	159,483
1,200	Yamaha Corp.	59,168

		560,279

Life Sciences Tools & Services (1.1%):
676	10X Genomics, Inc., Class A*	100,697
2,546	Agilent Technologies, Inc.	406,469
4,207	Avantor, Inc.*	177,283
52	Bachem Holding AG, Class B	40,749
171	Bio-Rad Laboratories, Inc., Class A*	129,202
305	Bio-Techne Corp.	157,789
403	Charles River Laboratories International, Inc.*	151,842
1,012	Eurofins Scientific SE	125,283
1,231	Illumina, Inc.*	468,322
1,569	IQVIA Holdings, Inc.*	442,678
634	Lonza Group AG, Registered Shares	528,323
187	Mettler-Toledo International, Inc.*	317,378
894	PerkinElmer, Inc.	179,748
1,659	Qiagen NV*	92,435
206	Sartorius Stedim Biotech	112,810
3,272	Thermo Fisher Scientific, Inc.	2,183,209
509	Waters Corp.*	189,653

		5,803,870

Machinery (1.9%):
2,908	Alfa Laval AB	116,391
2,573	Alstom SA	91,629
3,308	Atlas Copco AB	193,153
5,816	Atlas Copco AB, Class A	402,747
4,452	Caterpillar, Inc.	920,407
7,981	CNH Industrial NV	153,267
1,139	Cummins, Inc.	248,462
700	Daifuku Co., Ltd.	57,220
3,580	Daimler Truck Holding AG*	131,596
2,414	Deere & Co.	827,737
1,174	Dover Corp.	213,198
6,091	Epiroc AB, Class A	154,480
3,604	Epiroc AB, Class B	76,456
1,600	FANUC Corp.	339,236
2,617	Fortive Corp.	199,651
1,430	GEA Group AG	78,293
1,800	Hino Motors, Ltd.	14,839
800	Hitachi Construction Machinery Co., Ltd.	23,133
300	Hoshizaki Corp.	22,497
593	IDEX Corp.	140,138
2,586	Illinois Tool Works, Inc.	638,225
3,482	Ingersoll-Rand, Inc.	215,431
667	Kion Group AG	73,267
670	Knorr-Bremse AG	66,115
8,100	Komatsu, Ltd.	189,727
2,796	Kone OYJ, Class B	198,807
389	Kornit Digital, Ltd.*	59,225
9,500	Kubota Corp.	210,952
1,000	Kurita Water Industries, Ltd.	47,289
1,500	Makita Corp.	63,695

See accompanying notes to the financial statements.

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
3,400	MINEBEA MITSUMI, Inc.	$96,542
2,600	Misumi Group, Inc.	106,717
3,000	Mitsubishi Heavy Industries, Ltd.	69,451
600	Miura Co., Ltd.	20,662
2,700	NGK Insulators, Ltd.	45,645
411	Nordson Corp.	104,916
3,212	Otis Worldwide Corp.	279,669
2,895	PACCAR, Inc.	255,513
1,059	Parker-Hannifin Corp.	336,889
1,194	Pentair plc	87,198
32	Rational AG	32,803
9,403	Sandvik AB	262,811
376	Schindler Holding AG	100,915
187	Schindler Holding AG, Registered Shares	49,950
3,527	SKF AB, Class B	83,174
400	SMC Corp.	269,897
501	Snap-On, Inc.	107,905
556	Spirax-Sarco Engineering plc	120,957
1,345	Stanley Black & Decker, Inc.	253,694
10,500	Techtronic Industries Co., Ltd.	209,016
227	VAT Group AG	112,271
1,851	Volvo AB, Class A	43,284
12,058	Volvo AB, Class B	278,104
1,375	Wabtec Corp.	126,651
4,375	Wartsila OYJ Abp, Class B	60,923
1,469	Xylem, Inc.	176,163
2,200	Yaskawa Electric Corp.	107,906

		9,966,889

Marine (0.1%):
20	A.P. Moeller – Maersk A/S, Class A	66,678
47	A.P. Moeller – Maersk A/S, Class B	168,702
408	Kuehne & Nagel International AG, Registered Shares	131,254
1,500	Nippon Yusen KK	114,269
12,000	SITC International Holdings Co., Ltd.	43,435

		524,338

Media (0.9%):
50	Cable One, Inc.	88,172
1,040	Charter Communications, Inc., Class A*	678,049
38,037	Comcast Corp., Class A	1,914,402
3,700	Cyberagent, Inc.	61,584
2,000	Dentsu Group, Inc.	71,307
2,873	Discovery Communications, Inc., Class C*	65,792
743	Discovery, Inc., Class A*	17,490
2,260	DISH Network Corp., Class A*	73,314
2,345	Fox Corp., Class A	86,530
1,575	Fox Corp., Class B	53,975
1,700	Hakuhodo DY Holdings, Inc.	28,326
13,883	Informa plc*	96,647
3,611	Interpublic Group of Cos., Inc. (The)	135,232
184	Liberty Broadband Corp., Class A*	29,606
1,158	Liberty Broadband Corp., Class C*	186,554
914	Liberty Global plc, Class A*	25,354
2,488	Liberty Global plc, Class C*	69,888
1,594	Liberty Media Corp.-Liberty SiriusXM, Class C*	81,055
885	Liberty Media Corp-Liberty SiriusXM, Class A*	45,002
3,615	News Corp., Class A	80,651

Shares		Value
Common Stocks, continued
Media, continued
1,573	Omnicom Group, Inc.	$115,254
6,966	Pearson plc	57,671
1,673	Publicis Groupe SA	112,627
675	Quebecor, Inc., Class B	15,237
480	Schibsted ASA, Class A	18,554
528	Schibsted ASA, Class B	17,688
3,346	Shaw Communications, Inc., Class B	101,560
9,638	Sirius XM Holdings, Inc.^	61,201
5,245	ViacomCBS, Inc., Class B	158,294
9,369	WPP plc	141,591

		4,688,607

Metals & Mining (1.3%):
2,245	Agnico Eagle Mines, Ltd.	119,261
10,672	Anglo American plc	436,758
3,645	Antofagasta plc	66,242
5,817	ArcelorMittal	187,089
15,009	Barrick Gold Corp.	285,394
17,687	BHP Group plc	527,023
24,161	BHP Group, Ltd.	731,081
4,656	BlueScope Steel, Ltd.	71,112
2,528	Boliden AB	98,034
15,792	Evolution Mining, Ltd.	46,720
4,713	EVRAZ plc	38,463
4,279	First Quantum Minerals, Ltd.	102,408
13,866	Fortescue Metals Group, Ltd.	194,530
1,573	Franco-Nevada Corp.	217,569
12,118	Freeport-McMoRan, Inc.	505,684
81,418	Glencore plc	414,153
1,100	Hitachi Metals, Ltd.*	20,378
4,254	Ivanhoe Mines, Ltd., Class A*	34,710
4,800	JFE Holdings, Inc.	61,235
11,630	Kinross Gold Corp.	67,492
2,071	Kirkland Lake Gold, Ltd.	86,799
6,686	Lundin Mining Corp.	52,228
6,151	Newcrest Mining, Ltd.	109,632
6,513	Newmont Corp.	403,936
6,300	Nippon Steel Corp.	103,053
12,430	Norsk Hydro ASA	97,945
10,215	Northern Star Resources, Ltd.	70,001
2,536	Nucor Corp.	289,484
1,988	Pan American Silver Corp.	49,606
9,255	Rio Tinto plc	610,084
3,259	Rio Tinto, Ltd.	238,063
33,569	South32, Ltd.	98,376
1,560	Steel Dynamics, Inc.	96,829
2,300	Sumitomo Metal & Mining Co., Ltd.	87,003
3,432	Teck Cominco, Ltd., Class B	98,852
522	Voestalpine AG	19,027
3,566	Wheaton Precious Metals Corp.	153,038

		6,889,292

Mortgage Real Estate Investment Trusts (0.0%†):
4,986	AGNC Investment Corp.	74,990
12,926	Annaly Capital Management, Inc.	101,081

		176,071

Multiline Retail (0.5%):
530	Canadian Tire Corp., Class A	76,030

See accompanying notes to the financial statements.

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Multiline Retail, continued
1,910	Dollar General Corp.	$450,435
1,917	Dollar Tree, Inc.*	269,377
2,154	Dollarama, Inc.	107,819
1,084	Next plc	119,244
3,900	Pan Pacific International Holdings Corp.	53,722
2,600	Ryohin Keikaku Co., Ltd.	39,657
4,042	Target Corp.	935,480
9,306	Wesfarmers, Ltd.	401,467

		2,453,231

Multi-Utilities (0.8%):
5,519	Algonquin Power & Utilities Corp.^	79,722
2,032	Ameren Corp.	180,868
993	Canadian Utilities, Ltd., Class A	28,805
5,098	CenterPoint Energy, Inc.	142,285
2,272	CMS Energy Corp.	147,794
2,819	Consolidated Edison, Inc.	240,517
6,791	Dominion Energy, Inc.	533,501
1,570	DTE Energy Co.	187,678
18,721	E.ON SE	259,663
15,043	Engie Group	222,723
29,082	National Grid plc	419,535
3,622	NiSource, Inc.	100,003
4,019	Public Service Enterprise Group, Inc.	268,188
5,263	RWE AG	213,812
2,656	Sempra Energy	351,336
3,194	Suez	72,032
5,929	Veolia Environnement SA	217,470
2,633	WEC Energy Group, Inc.	255,585

		3,921,517

Oil, Gas & Consumable Fuels (3.0%):
1,058	Aker BP ASA^	32,512
2,317	Ampol, Ltd.	50,003
166,930	BP plc	742,492
3,662	Cameco Corp.	79,853
10,087	Canadian Natural Resources, Ltd.	426,273
9,968	Cenovus Energy, Inc.	122,236
1,982	Cheniere Energy, Inc.	201,014
15,942	Chevron Corp.	1,870,794
11,100	ConocoPhillips	801,198
6,706	Coterra Energy, Inc.	127,414
5,266	Devon Energy Corp.	231,967
1,444	Diamondback Energy, Inc.	155,735
16,771	Enbridge, Inc.	655,167
28,350	ENEOS Holdings, Inc.	106,139
20,329	ENI SpA	280,995
4,888	EOG Resources, Inc.	434,201
8,105	Equinor ASA	213,932
34,898	Exxon Mobil Corp.	2,135,409
4,843	Galp Energia SGPS SA	46,958
2,269	Hess Corp.	167,974
1,482	Idemitsu Kosan Co., Ltd.	37,859
1,615	Imperial Oil, Ltd.	58,251
9,500	INPEX Corp.	82,855
2,058	Keyera Corp.	46,422
17,178	Kinder Morgan, Inc.	272,443
1,850	Lundin Energy AB	66,369

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,082	Marathon Petroleum Corp.	$325,197
3,389	Neste Oyj	167,097
7,474	Occidental Petroleum Corp.	216,671
1,361	OMV AG	77,325
3,601	ONEOK, Inc.	211,595
1,471	Parkland Corp.	40,439
5,083	Pembina Pipeline Corp.	154,202
3,584	Phillips 66	259,697
1,901	Pioneer Natural Resources Co.	345,754
11,515	Repsol SA	136,665
33,432	Royal Dutch Shell plc, Class A	733,432
30,476	Royal Dutch Shell plc, Class B	668,837
24,668	Santos, Ltd.	113,381
12,666	Suncor Energy, Inc.	316,950
8,202	TC Energy Corp.	381,502
20,835	TotalEnergies SE	1,058,128
2,601	Tourmaline Oil Corp.	83,985
3,361	Valero Energy Corp.	252,445
1,889	Washington H. Soul Pattinson & Co., Ltd.	40,742
10,160	Williams Cos., Inc.	264,566
7,281	Woodside Petroleum, Ltd.	116,273

		15,411,348

Paper & Forest Products (0.1%):
3,443	Mondi plc	84,826
8,500	Oji Holdings Corp.	41,098
5,377	Stora Enso OYJ, Registered Shares, Class R	97,774
5,600	Svenska Cellulosa AB SCA, Class B	99,233
4,277	UPM-Kymmene OYJ	161,628
884	West Fraser Timber Co., Ltd.^	84,346

		568,905

Personal Products (0.7%):
932	Beiersdorf AG	95,886
1,961	Estee Lauder Co., Inc. (The), Class A	725,962
4,000	Kao Corp.	209,351
200	Kobayashi Pharmaceutical Co., Ltd.	15,722
300	Kose Corp.	34,044
2,094	L’Oreal SA	992,551
400	Pola Orbis Holdings, Inc.	6,668
3,200	Shiseido Co., Ltd.	178,480
21,461	Unilever plc	1,149,555

		3,408,219

Pharmaceuticals (4.8%):
15,700	Astellas Pharma, Inc.	255,387
12,804	AstraZeneca plc	1,491,721
2,794	Bausch Health Cos., Inc.*	77,184
8,178	Bayer AG, Registered Shares	437,765
18,188	Bristol-Myers Squibb Co.	1,134,022
2,500	Canopy Growth Corp.*	21,822
1,386	Catalent, Inc.*	177,450
5,400	Chugai Pharmaceutical Co., Ltd.	175,173
14,700	Daiichi Sankyo Co., Ltd.	373,864
1,700	Eisai Co., Ltd.	96,545
3,147	Elanco Animal Health, Inc.*	89,312
6,725	Eli Lilly & Co.	1,857,579
41,311	GlaxoSmithKline plc	898,111
1,106	Hikma Pharmaceuticals plc	33,166

See accompanying notes to the financial statements.

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Pharmaceuticals, continued
1,722	Horizon Therapeutics plc*	$185,563
283	Ipsen SA	25,876
561	Jazz Pharmaceuticals plc*	71,471
21,697	Johnson & Johnson	3,711,706
2,500	Kyowa Kirin Co., Ltd.	68,155
20,895	Merck & Co., Inc.	1,601,393
1,110	Merck KGaA	286,945
200	Nippon Shinyaku Co., Ltd.	13,902
18,078	Novartis AG, Registered Shares	1,588,066
13,936	Novo Nordisk A/S, Class B	1,558,175
3,500	Ono Pharmaceutical Co., Ltd.	86,777
1,038	Orion OYJ, Class B	43,069
2,900	Otsuka Holdings Co., Ltd.	104,960
46,164	Pfizer, Inc.	2,725,984
990	Recordati SpA	63,410
236	Roche Holding AG	105,637
5,801	Roche Holding AG	2,405,512
2,868	Royalty Pharma plc, Class A	114,290
9,531	Sanofi	957,526
3,600	Santen Pharmaceutical Co., Ltd.	43,932
2,400	Shionogi & Co., Ltd.	169,567
1,300	Sumitomo Dainippon Pharma Co., Ltd.	14,979
300	Taisho Pharmaceutical Holdings Co., Ltd.	13,800
12,650	Takeda Pharmacuetical Co., Ltd.	345,776
10,134	Teva Pharmaceutical Industries, Ltd., ADR*	81,173
950	UCB SA	108,552
9,546	Viatris, Inc.	129,157
451	Vifor Pharma AG	80,779
3,897	Zoetis, Inc.	950,985

		24,776,218

Professional Services (0.9%):
1,432	Adecco SA, Registered Shares	73,237
700	Benefit One, Inc.	30,040
973	Booz Allen Hamilton Holding Corp.	82,501
2,717	Bureau Veritas SA	90,176
3,091	Clarivate plc*	72,700
3,340	CoStar Group, Inc.*	263,960
1,029	Equifax, Inc.	301,281
7,857	Experian plc	385,353
3,071	IHS Markit, Ltd.	408,197
1,287	Intertek Group plc	97,850
1,246	Leidos Holdings, Inc.	110,769
2,800	Nihon M&A Center, Inc.	68,468
1,300	Persol Holdings Co., Ltd.	37,759
1,105	Randstad NV	75,694
11,000	Recruit Holdings Co., Ltd.	666,924
16,084	RELX plc	524,111
825	Robert Half International, Inc.	92,004
47	SGS SA, Registered Shares	156,609
480	Teleperformance	213,986
1,374	Thomson Reuters Corp.	164,330
1,541	TransUnion	182,732
1,226	Verisk Analytics, Inc.	280,423
2,235	Wolters Kluwer NV	262,668

		4,641,772

Shares		Value
Common Stocks, continued
Real Estate Management & Development (0.5%):
9,234	Aroundtown SA	$55,924
116	Azrieli Group	11,070
24,400	Capitaland Investment, Ltd. / Singapore*	61,758
2,831	CBRE Group, Inc., Class A*	307,192
3,700	City Developments, Ltd.	18,716
18,500	CK Asset Holdings, Ltd.	116,668
600	Daito Trust Construction Co., Ltd.	68,558
5,200	Daiwa House Industry Co., Ltd.	149,579
18,800	ESR Cayman, Ltd.*	63,636
643	Fastighets AB Balder*	46,399
257	FirstService Corp.	50,514
11,000	Hang Lung Properties, Ltd.	22,630
13,324	Henderson Land Development Co., Ltd.	56,753
6,600	Hongkong Land Holdings, Ltd.	34,297
2,400	Hulic Co., Ltd.	22,790
666	LEG Immobilien SE	93,025
4,109	Lend Lease Group	31,963
10,900	Mitsubishi Estate Co., Ltd.	151,130
7,400	Mitsui Fudosan Co., Ltd.	146,614
8,827	New World Development Co., Ltd.	34,944
1,000	Nomura Real Estate Holdings, Inc.	23,017
700	Open House Co., Ltd.	36,695
1,352	Sagax AB, Class B	45,652
24,117	Sino Land Co., Ltd.	30,044
2,900	Sumitomo Realty & Development Co., Ltd.	85,312
10,000	Sun Hung Kai Properties, Ltd.	121,398
5,000	Swire Pacific, Ltd., Class A	28,451
9,200	Swire Properties, Ltd.	23,058
702	Swiss Prime Site AG	68,877
1,769	UOL Group, Ltd.	9,315
6,166	Vonovia SE	340,433
15,000	Wharf Real Estate Investment Co., Ltd.	76,199

		2,432,611

Road & Rail (1.2%):
68	AMERCO, Inc.	49,384
11,052	Aurizon Holdings, Ltd.	28,062
5,899	Canadian National Railway Co.	724,689
2,261	Canadian Pacific Railway, Ltd.	162,656
5,435	Canadian Pacific Railway, Ltd., Class 1	390,952
1,300	Central Japan Railway Co.	173,465
18,316	CSX Corp.	688,682
1,690	DSV PANALPINA A/S	390,554
2,800	East Japan Railway Co.	172,211
2,100	Hankyu Hanshin Holdings, Inc.	59,622
653	J.B. Hunt Transport Services, Inc.	133,473
1,000	Keio Corp.	44,087
1,000	Keisei Electric Railway Co., Ltd.	27,045
1,700	Kintetsu Group Holdings Co., Ltd.*	47,534
1,454	Knight-Swift Transportation Holdings, Inc.	88,607
1,897	Lyft, Inc., Class A*	81,059
14,500	MTR Corp., Ltd.	77,830
700	Nippon Express Co., Ltd.	42,057
2,033	Norfolk Southern Corp.	605,244
2,700	Odakyu Electric Railway Co., Ltd.	50,150
830	Old Dominion Freight Line, Inc.	297,455
703	TFI International, Inc.	78,854
900	Tobu Railway Co., Ltd.	20,536

See accompanying notes to the financial statements.

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Road & Rail, continued
4,600	Tokyu Corp.	$61,121
10,254	Uber Technologies, Inc.*	429,950
5,371	Union Pacific Corp.	1,353,116
1,500	West Japan Railway Co.	62,596

		6,340,991

Semiconductors & Semiconductor Equipment (5.3%):
10,066	Advanced Micro Devices, Inc.*	1,448,497
1,800	Advantest Corp.	169,034
4,376	Analog Devices, Inc.	769,169
7,419	Applied Materials, Inc.	1,167,454
377	ASM International NV	165,536
3,404	ASML Holding NV	2,714,006
3,410	Broadcom, Inc.	2,269,048
200	Disco Corp.	61,136
1,033	Enphase Energy, Inc.*	188,977
1,138	Entegris, Inc.	157,704
10,514	Infineon Technologies AG	487,479
33,268	Intel Corp.	1,713,302
1,280	KLA Corp.	550,541
1,165	Lam Research Corp.	837,810
600	Lasertec Corp.	182,430
6,759	Marvell Technology, Inc.	591,345
4,622	Microchip Technology, Inc.	402,391
9,326	Micron Technology, Inc.	868,717
349	Monolithic Power Systems, Inc.	172,172
20,626	NVIDIA Corp.	6,066,313
2,226	NXP Semiconductors NV	507,038
3,414	ON Semiconductor Corp.*	231,879
903	Qorvo, Inc.*	141,220
9,349	Qualcomm, Inc.	1,709,652
9,500	Renesas Electronics Corp.*	116,673
800	ROHM Co., Ltd.	72,393
1,377	Skyworks Solutions, Inc.	213,628
477	SolarEdge Technologies, Inc.*	133,832
5,723	STMicroelectronics NV	280,498
2,600	SUMCO Corp.	52,652
1,326	Teradyne, Inc.	216,841
7,590	Texas Instruments, Inc.	1,430,487
1,200	Tokyo Electron, Ltd.	687,066
2,093	Xilinx, Inc.	443,779

		27,220,699

Software (7.5%):
3,924	Adobe, Inc.*	2,225,143
731	ANSYS, Inc.*	293,219
559	Asana, Inc.*	41,673
1,857	Autodesk, Inc.*	522,170
790	Avalara, Inc.*	101,997
1,063	AVEVA Group plc	48,778
1,586	Bentley Systems, Inc., Class B	76,651
627	Bill.com Holdings, Inc.*	156,217
4,940	BlackBerry, Ltd.*	46,166
2,269	Cadence Design Systems, Inc.*	422,828
1,003	Ceridian HCM Holding, Inc.*	104,773
904	Check Point Software Technologies, Ltd.*	105,370
1,136	Citrix Systems, Inc.	107,454
1,927	Cloudflare, Inc., Class A*	253,401

Shares		Value
Common Stocks, continued
Software, continued
160	Constellation Software, Inc.	$296,893
667	Coupa Software, Inc.*	105,419
1,582	Crowdstrike Holdings, Inc., Class A*	323,915
382	CyberArk Software, Ltd.*	66,193
5,638	Dassault Systemes SE	334,428
1,616	Datadog, Inc., Class A*	287,826
1,635	DocuSign, Inc.*	249,027
2,919	Dropbox, Inc., Class A*	71,632
1,323	Dynatrace, Inc.*	79,843
238	Fair Isaac Corp.*	103,213
1,118	Fortinet, Inc.*	401,809
735	Guidewire Software, Inc.*	83,445
370	HubSpot, Inc.*	243,885
2,250	Intuit, Inc.	1,447,245
911	Lightspeed Commerce, Inc.*	36,791
58,945	Microsoft Corp.	19,824,382
423	Nemetschek SE	54,258
580	NICE Systems, Ltd.*	176,215
4,346	NortonLifeLock, Inc.	112,909
2,509	Nuance Communications, Inc.*	138,798
2,016	Open Text Corp.	95,699
300	Oracle Corp.	22,780
13,805	Oracle Corp.	1,203,934
12,569	Palantir Technologies, Inc., Class A*	228,881
827	Palo Alto Networks, Inc.*	460,441
416	Paycom Software, Inc.*	172,719
818	PTC, Inc.*	99,101
697	RingCentral, Inc., Class A*	130,583
7,580	Sage Group plc	87,179
8,047	salesforce.com, Inc.*	2,044,984
8,607	SAP SE	1,229,147
1,655	ServiceNow, Inc.*	1,074,277
4,675	Sinch AB*	58,975
1,311	Splunk, Inc.*	151,709
1,810	SS&C Technologies Holdings, Inc.	148,384
1,243	Synopsys, Inc.*	458,046
617	Temenos AG	85,167
3,729	The Trade Desk, Inc., Class A*	341,726
800	Trend Micro, Inc.	44,261
326	Tyler Technologies, Inc.*	175,372
332	Unity Software, Inc.*	47,473
1,859	VMware, Inc., Class A	215,421
656	WiseTech Global, Ltd.	27,849
1,578	Workday, Inc., Class A*	431,078
1,220	Xero, Ltd.*	124,935
1,088	Zendesk, Inc.*	113,468
1,816	Zoom Video Communications, Inc., Class A*	333,981
663	Zscaler, Inc.*	213,042

		38,764,578

Specialty Retail (1.8%):
492	Advance Auto Parts, Inc.	118,021
177	AutoZone, Inc.*	371,061
1,917	Best Buy Co., Inc.	194,767
521	Burlington Stores, Inc.*	151,877
1,320	CarMax, Inc.*	171,904
577	Carvana Co.*	133,743
22,400	Chow Tai Fook Jewellery Group, Ltd.	40,293

See accompanying notes to the financial statements.

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Specialty Retail, continued
400	Fast Retailing Co., Ltd.	$227,175
5,397	Hennes & Mauritz AB, Class B	105,883
100	Hikari Tsushin, Inc.	15,400
8,734	Home Depot, Inc. (The)	3,624,697
9,400	Industria de Diseno Textil SA	304,611
17,355	JD Sports Fashion plc*	50,982
19,508	Kingfisher plc	89,176
5,708	Lowe’s Cos., Inc.	1,475,404
700	Nitori Co., Ltd.	104,702
586	O’Reilly Automotive, Inc.*	413,851
3,080	Ross Stores, Inc.	351,982
10,105	TJX Cos., Inc. (The)	767,172
938	Tractor Supply Co.	223,807
426	Ulta Beauty, Inc.*	175,657
1,700	USS Co., Ltd.	26,550

		9,138,715

Technology Hardware, Storage & Peripherals (5.1%):
136,483	Apple, Inc.	24,235,286
2,300	Brother Industries, Ltd.	44,223
9,200	Canon, Inc.	224,083
2,457	Dell Technologies, Inc., Class C*	138,010
2,900	FUJIFILM Holdings Corp.	215,011
10,343	Hewlett Packard Enterprise Co.	163,109
9,775	HP, Inc.	368,224
1,306	Logitech International SA, Class R	109,345
2,300	NEC Corp.	106,201
1,731	NetApp, Inc.	159,235
6,200	Ricoh Co., Ltd.	57,742
1,662	Seagate Technology Holdings plc	187,773
2,200	Seiko Epson Corp.	39,621
2,418	Western Digital Corp.*	157,678

		26,205,541

Textiles, Apparel & Luxury Goods (1.4%):
1,608	Adidas AG	463,706
3,741	Burberry Group plc	91,651
4,375	Cie Financiere Richemont SA	653,504
2,377	EssilorLuxottica SA	505,943
1,834	Gildan Activewear, Inc.	77,765
260	Hermes International SA	453,963
627	Kering	503,054
956	Lululemon Athletica, Inc.*	374,226
2,278	LVMH Moet Hennessy Louis Vuitton SA	1,879,633
1,545	Moncler SpA	111,656
10,533	Nike, Inc., Class B	1,755,535
733	Pandora A/S	91,242
767	Puma SE	93,907
267	Swatch Group AG (The), Class B	81,367
116	Swatch Group AG (The), Registered Shares	6,771
2,741	VF Corp.	200,696

		7,344,619

Tobacco (0.6%):
15,491	Altria Group, Inc.	734,118
17,996	British American Tobacco plc	666,658
7,504	Imperial Brands plc, Class A	164,064
9,800	Japan Tobacco, Inc.	197,624
12,859	Philip Morris International, Inc.	1,221,605

Shares		Value
Common Stocks, continued
Tobacco, continued
12,075	Swedish Match AB	$95,975

		3,080,044

Trading Companies & Distributors (0.6%):
3,803	Ashtead Group plc	304,708
1,133	Brenntag AG	102,640
2,452	Bunzl plc	95,599
4,815	Fastenal Co.	308,449
1,890	Ferguson plc	335,681
478	IMCD NV	106,110
10,000	Itochu Corp.	305,922
11,600	Marubeni Corp.	112,930
10,200	Mitsubishi Corp.	323,920
13,000	Mitsui & Co., Ltd.	307,885
1,400	MonotaRo Co., Ltd.	25,237
1,239	Reece, Ltd.	24,400
10,400	Sumitomo Corp.	153,786
731	Toromont Industries, Ltd.	66,095
2,000	Toyota Tsushu Corp.	92,181
590	United Rentals, Inc.*	196,051
355	W.W. Grainger, Inc.	183,975

		3,045,569

Transportation Infrastructure (0.1%):
693	Aena SME SA*	109,454
215	Aeroports de Paris*	27,777
4,579	Atlantia SpA*	90,953
12,535	Auckland International Airport, Ltd.*	66,127
4,067	Getlink SE	67,463
8,394	Sydney Airport*	53,028
25,597	Transurban Group	257,520

		672,322

Water Utilities (0.1%):
1,536	American Water Works Co., Inc.	290,089
1,666	Essential Utilities, Inc.	89,447
2,208	Severn Trent plc	88,165
6,302	United Utilities Group plc	93,004

		560,705

Wireless Telecommunication Services (0.4%):
13,200	KDDI Corp.	385,889
3,275	Rogers Communications, Inc., Class B	155,956
23,300	Softbank Corp.	294,687
10,200	SoftBank Group Corp.	482,027
4,629	Tele2 AB	66,001
5,139	T-Mobile USA, Inc.*	596,021
230,678	Vodafone Group plc	343,990

		2,324,571

Total Common Stocks (Cost $399,186,215)		514,380,571

Preferred Stocks (0.1%):
Automobiles (0.1%):
526	Bayerische Motoren Werke AG (BMW), 2.62%, 5/15/20	43,900
1,151	Porsche Automobil Holding SE, 2.65%, 5/20/20	109,219
1,475	Volkswagen AG, 2.74%, 5/8/20	298,054

		451,173

Household Products (0.0%†):
1,647	Henkel AG & Co. KGaA, 2.60%, 4/21/20	133,367

Total Preferred Stocks (Cost $625,519)		584,540

See accompanying notes to the financial statements.

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Right (0.0%†):
Diversified Telecommunication (0.0%†):
—	Telefonica SA-RTS, Expires on 12/16/21	$—

Total Right (Cost $–)		—

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.4%):
1,903,745	BlackRock Liquidity FedFund, Institutional Class , 0.03%(a)(b)	1,903,745

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $1,903,745)		1,903,745

Total Investment Securities (Cost $401,715,479) — 99.8%(c)		516,868,856
Net other assets (liabilities) — 0.2%		1,157,020

Net Assets — 100.0%		$518,025,876

Percentages indicated are based on net assets as of December 31, 2021.

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $1,816,266.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(b)	The rate represents the effective yield at December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total value of investments as of December 31, 2021:

Country	Percentage

Argentina	0.1%

Australia	2.0%

Austria	0.1%

Belgium	0.2%

Bermuda	0.2%

Canada	3.4%

China	— %†

Denmark	0.7%

Finland	0.3%

France	3.0%

Germany	2.4%

Hong Kong	0.7%

Ireland	1.0%

Isle of Man	— %†

Israel	0.2%

Italy	0.6%

Japan	6.3%

Country	Percentage

Jersey	— %†

Liberia	— %†

Luxembourg	0.1%

Netherlands	1.8%

New Zealand	0.1%

Norway	0.2%

Panama	— %†

Poland	— %†

Portugal	— %†

Singapore	0.3%

Spain	0.6%

Sweden	1.0%

Switzerland	3.2%

United Kingdom	4.3%

United States	67.2%

100.0%

†	Represents less than 0.05%.

See accompanying notes to the financial statements.

19

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

DJ EURO STOXX 50 March Futures (Euro)	3/18/22	9	$439,278	$8,529
FTSE 100 Index March Futures (British Pounds)	3/18/22	3	297,349	2,496
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/22	9	2,141,325	26,640
SGX Nikkei 225 Index September March (Japanese Yen)	3/10/22	2	250,065	1,110

				$38,775

See accompanying notes to the financial statements.

20

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$400,135,335
Investments in affiliates, at cost	1,580,144

Investment securities, at value(a)	$514,915,195
Investments in affiliates, at value	1,953,661
Deposit at broker for futures contracts collateral	173,757
Interest and dividends receivable	359,139
Foreign currency, at value (cost $994,152)	1,001,569
Receivable for capital shares issued	875
Receivable for investments sold	2,067,064
Reclaims receivable	277,807
Prepaid expenses	2,655

Total Assets	520,751,722

Liabilities:
Cash overdraft	358,258
Payable for capital shares redeemed	86,738
Payable for collateral received on loaned securities	1,903,745
Payable for variation margin on futures contracts	11,151
Manager fees payable	134,808
Administration fees payable	94,688
Distribution fees payable	97,313
Custodian fees payable	17,673
Administrative and compliance services fees payable	94
Transfer agent fees payable	1,798
Trustee fees payable	528
Other accrued liabilities	19,052

Total Liabilities	2,725,846

Net Assets	$518,025,876

Net Assets Consist of:
Paid in capital	$370,557,811
Total distributable earnings	147,468,065

Net Assets	$518,025,876

Class 1
Net Assets	$54,468,433
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,224,103
Net Asset Value (offering and redemption price per share)	$10.43

Class 2
Net Assets	$463,557,443
Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,554,534
Net Asset Value (offering and redemption price per share)	$16.82

(a)	Includes securities on loan of $1,816,266.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from non-affiliates	$7,689,411
Dividends from affiliates	45,479
Income from securities lending	32,232
Foreign withholding tax	(406,320)

Total Investment Income	7,360,802

Expenses:
Management fees	3,004,870
Administration fees	208,819
Distribution fees	1,001,208
Custodian fees	177,149
Administrative and compliance services fees	4,104
Transfer agent fees	12,381
Trustee fees	16,719
Professional fees	8,188
Licensing fees	145,342
Shareholder reports	4,833
Other expenses	19,250

Total expenses before reductions	4,602,863
Less Management fees contractually waived	(1,674,135)

Net expenses	2,928,728

Net Investment Income/(Loss)	4,432,074

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	29,817,466
Net realized gains/(losses) on affiliated transactions	96,640
Net realized gains/(losses) on futures contracts	520,017
Change in net unrealized appreciation/depreciation on securities and foreign currencies	46,173,796
Change in net unrealized appreciation/depreciation on affiliated transactions	55,823
Change in net unrealized appreciation/depreciation on futures contracts	11,465

Net realized and Change in net unrealized gains/losses on investments	76,675,207

Change in Net Assets Resulting From Operations	$81,107,281

See accompanying notes to the financial statements.

21

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$4,432,074	$4,018,033
Net realized gains/(losses) on investments	30,434,123	19,712,261
Change in unrealized appreciation/depreciation on investments	46,241,084	22,863,821

Change in net assets resulting from operations	81,107,281	46,594,115

Distributions to Shareholders:
Class 1^	(2,699,791)	—
Class 2	(14,913,892)	(2,665,945)

Change in net assets resulting from distributions to shareholders	(17,613,683)	(2,665,945)

Capital Transactions:
Class 1^
Proceeds from shares issued	292,588	—
Proceeds from in-kind shares issued(a)	53,013,674	—
Proceeds from dividends reinvested	2,699,791	—
Value of shares redeemed	(3,968,036)	—

Total Class 1 Shares	52,038,017	—

Class 2
Proceeds from shares issued	1,424,827	38,589,996
Proceeds from in-kind shares issued(a)	162,355,745	—
Proceeds from dividends reinvested	14,913,892	2,665,945
Value of shares redeemed	(97,837,065)	(94,685,298)

Total Class 2 Shares	80,857,399	(53,429,357)

Change in net assets resulting from capital transactions	132,895,416	(53,429,357)

Change in net assets	196,389,014	(9,501,187)
Net Assets:
Beginning of period	321,636,862	331,138,049

End of period	$518,025,876	$321,636,862

Share Transactions:
Class 1^
Shares issued	28,178	—
Shares issued in-kind(a)	5,301,367	—
Dividends reinvested	277,471	—
Shares redeemed	(382,913)	—

Total Class 1 Shares	5,224,103	—

Class 2
Shares issued	80,110	3,828,709
Shares issued in-kind(a)	10,251,349	—
Dividends reinvested	949,325	206,183
Shares redeemed	(6,140,552)	(8,015,099)

Total Class 2 Shares	5,140,232	(3,980,207)

Change in shares	10,364,335	(3,980,207)

Amounts shown as “—” are either $0 or rounds to less than $1.

^	Class 1 activity is for the period June 21, 2021 (commencement of operations) to December 31, 2021.

(a)	See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021^		2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	0.91

Total from Investment Activities	0.97

Distributions to Shareholders From:
Net Investment Income	(0.13)
Net Realized Gains	(0.41)

Total Dividends	(0.54)

Net Asset Value, End of Period	$10.43

Total Return(b)	10.00	%(c)

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$54,468
Net Investment Income/(Loss)(d)	1.06%
Expenses Before Reductions(d)(e)	0.83%
Expenses Net of Reductions(d)	0.44%
Portfolio Turnover Rate(f)	49	%(g)

Class 2

Net Asset Value, Beginning of Period	$14.35		$12.55	$10.03	$11.22	$9.36

Investment Activities:
Net Investment Income/(Loss)	0.16	(a)	0.16 (a)	0.19 (a)	0.21	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	2.85		1.75	2.52	(1.19)	1.86

Total from Investment Activities	3.01		1.91	2.71	(0.98)	2.06

Distributions to Shareholders From:
Net Investment Income	(0.13)		(0.11)	(0.19)	(0.21)	(0.20)
Net Realized Gains	(0.41)		—	—	—	—

Total Dividends	(0.54)		(0.11)	(0.19)	(0.21)	(0.20)

Net Asset Value, End of Period	$16.82		$14.35	$12.55	$10.03	$11.22

Total Return(b)	21.18%		15.36%	27.25%	(8.94)%	22.18%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$463,557		$321,637	$331,138	$127,860	$153,857
Net Investment Income/(Loss)	1.03%		1.32%	1.68%	1.67%	1.62%
Expenses Before Reductions(e)	1.09%		1.08%	1.12%	1.14%	1.16%
Expenses Net of Reductions	0.70%		0.69%	0.73%	0.75%	0.77%
Portfolio Turnover Rate(f)	49	%(g)	13%	9%	4%	4%

^	Class 1 activity is for the period June 21, 2021 (commencement of operations) to June 30, 2021.

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(g)	Excludes impact of in-kind transactions.

See accompanying notes to the financial statements.

23

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

24

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,620 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $1,903,745 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

In-kind Subscriptions

During the period ended December 31, 2021, the AZL MSCI Global Equity Index Fund issued 5,301,367 shares valued at $53,013,674, and 10,251,349 shares valued at $162,355,745, of Class 1 and Class 2, respectively, in exchange for $22,088,755 in cash, and securities with a fair market value of $193,280,664, received from shareholders of the Templeton Growth VIP Fund.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $2.4 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$38,775	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$520,017	$11,465

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL MSCI Global Equity Index Fund, Class 1	0.70%	0.55%

AZL MSCI Global Equity Index Fund, Class 2	0.70%	0.80%

*

The annual rate due to the Manager is 0.70% of the first $5 billion of the Fund’s net assets, 0.65% of the next $5 billion of the Fund’s net assets, and 0.61% of the Fund’s assets over $10 billion. Prior to June 1, 2021, the annual rate due to the Manager was 0.70% on all assets. For the year ended December 31, 2021, the Manager waived, prior to any application of expense limit, the management fee to 0.31% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2021, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distributions

Allianz SE, Registered Shares	$640,470	$400,419	$(200,103)	$2,454	$(47,762)	$795,478	3,365	$27,361	$—
BlackRock Inc., Class A	694,122	499,349	(233,059)	94,186	103,585	1,158,183	1,265	18,118	—

	$1,334,592	$899,768	$(433,162)	$96,640	$55,823	$1,953,661	4,630	$45,479	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$373,217,244	$141,163,327	$—	$514,380,571
Preferred Stocks+	—	584,540	—	584,540
Rights+	—	—	—	—
Short-Term Security Held as Collateral for Securities on Loan	1,903,745	—	—	1,903,745

Total Investment Securities	375,120,989	141,747,867	—	516,868,856

Other Financial Instruments:*
Futures Contracts	38,775	—	—	38,775

Total Investments	$375,159,764	$141,747,867	$—	$516,907,631

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL MSCI Global Equity Index Fund	$209,245,340	$283,305,309

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Short Sale Risk: The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $404,737,150. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$122,658,959
Unrealized (depreciation)	(10,527,253)

Net unrealized appreciation/(depreciation)	$112,131,706

28

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$14,428,841	$3,184,842	$17,613,683

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL MSCI Global Equity Index Fund	$2,665,945	$—	$2,665,945

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL MSCI Global Equity Index Fund	$29,179,547	$6,141,499	$—	$112,147,639	$147,468,685

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, mark-to-market of passive foreign investment companies, mark-to-market of futures contracts, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of the shareholders could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL MSCI Global Equity Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL MSCI Global Equity Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four periods ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four periods ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

30

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 22.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $10,246,648.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $3,184,842.

31

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

32

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that

33

reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

34

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

35

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

36

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

37

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the 12-month period ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned 26.87%. That compared to a 27.60% total return for its benchmark, the Russell 1000® Growth Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the Russell 1000® Growth Index (“Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities with growth characteristics.

In the first quarter of 2021, favorable conditions carried over from the strong end of 2020. The Federal Reserve’s (the Fed) accommodative policies, along with a new $1.9 trillion stimulus package and the start of the vaccine rollout in the U.S., supported investor optimism for strong economic growth in the first quarter. All sectors within the S&P 500® Index2 posted positive returns over the first three months of 2021. The energy sector posted the strongest return for the quarter, supported by a rally in oil prices due to a surge in demand paired with unchanged production levels, along with oil transport concerns due to the temporary blockage of the Suez Canal. The financial sector was another top performer due to positive market conditions. By comparison, the information technology and consumer staples sectors lagged their peers within the U.S. market, albeit still posting positive returns, after posting strong gains in 2020.

During the second quarter, U.S. equity markets rallied as the vaccination campaign continued to accelerate and economic indicators continued to improve. The U.S. Consumer Price Index (CPI) increased by more than 4% year-over-year in April. But growing concerns about inflation were offset by the Fed’s commitment to maintain its accommodative monetary policies and the prospect of a bipartisan $1 trillion agreement for infrastructure that passed the Senate in May.

In the third quarter, strong economic data and corporate earnings reports helped push U.S. equities higher despite a resurgence in COVID-19 cases due to the arrival of the Delta variant in the U.S. However, concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande muted U.S. equity markets late in the quarter. Rising inflation and supply chain issues also weighed on market sentiment, as did the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter, the boost to investor sentiment from a strong earnings season was offset by a new, more transmissible COVID-19 variant (Omicron) and ongoing concerns about higher inflation rates. Markets recovered to post strong returns for the quarter after initial data showed existing vaccines remained effective against the Omicron variant, and the Fed clarified its plan to begin tightening its monetary policy in 2022. The falling unemployment rate and the final passage of the bipartisan infrastructure bill further supported the market performance over the quarter.

All sectors within the Index posted positive returns over the year. The information technology, communication services, and consumer discretionary sectors were the top performers, while the utilities, energy, and materials sectors lagged their peers.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	10/17/2016	27.14%	33.81%	24.88%	—	24.41%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/2010	26.87%	33.49%	24.57%	19.00%	17.16%
Russell 1000® Growth Index	4/30/2010	27.60%	34.08%	25.32%	19.79%	17.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.77%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,126.40	$2.41	0.45%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,125.30	$3.75	0.70%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,022.94	$2.29	0.45%

AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.68	$3.57	0.70%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	45.8%

Consumer Discretionary	18.3

Communication Services	11.6

Health Care	8.7

Industrials	5.7

Consumer Staples	3.9

Financials	2.4

Real Estate	1.7

Materials	1.0

Energy	0.3

Utilities	— †

Total Common Stocks	99.4

Unaffiliated Investment Company	0.6

Short-Term Security Held as Collateral for Securities on Loan	0.3

Total Investment Securities	100.3

Net other assets (liabilities)	(0.3)

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (0.5%):
3,043	Axon Enterprise, Inc.*	$477,751
2,869	BWX Technologies, Inc.	137,368
531	HEICO Corp.	76,581
1,341	HEICO Corp., Class A	172,345
1,541	Howmet Aerospace, Inc.	49,050
10,138	Lockheed Martin Corp.	3,603,147
603	Northrop Grumman Corp.	233,403
1,625	Spirit AeroSystems Holdings, Inc., Class A	70,021
687	TransDigm Group, Inc.*	437,124
8,410	Virgin Galactic Holdings, Inc.*	112,526

		5,369,316

Air Freight & Logistics (0.9%):
1,136	C.H. Robinson Worldwide, Inc.	122,268
5,734	Expeditors International of Washington, Inc.	770,019
5,048	FedEx Corp.	1,305,615
3,842	GXO Logistics, Inc.*	348,969
33,895	United Parcel Service, Inc., Class B	7,265,054
3,768	XPO Logistics, Inc.*	291,756

		10,103,681

Airlines (0.1%):
30,271	Delta Air Lines, Inc.*	1,182,991

Auto Components (0.1%):
2,327	Aptiv plc*	383,838
8,688	QuantumScape Corp.*^	192,787

		576,625

Automobiles (3.6%):
1,674	Rivian Automotive, Inc.*^	173,577
37,878	Tesla, Inc.*	40,028,713
833	Thor Industries, Inc.	86,440

		40,288,730

Banks (0.0%†):
3,960	Citizens Financial Group, Inc.	187,110
283	Sterling Bancorp	7,298
141	Synovus Financial Corp.	6,750
2,477	Western Alliance Bancorp	266,649

		467,807

Beverages (1.7%):
401	Boston Beer Co., Inc. (The), Class A*	202,545
1,156	Brown-Forman Corp., Class A	78,365
4,367	Brown-Forman Corp., Class B	318,180
128,378	Coca-Cola Co. (The)	7,601,261
16,088	Monster Beverage Corp.*	1,545,092
53,708	PepsiCo, Inc.	9,329,617

		19,075,060

Biotechnology (2.5%):
82,744	AbbVie, Inc.	11,203,538
5,626	Alnylam Pharmaceuticals, Inc.*	954,057
21,829	Amgen, Inc.	4,910,870
1,975	CureVac NV*	67,762
7,395	Exact Sciences Corp.*	575,553
12,421	Exelixis, Inc.*	227,056
7,481	Incyte Corp.*	549,106
5,942	Ionis Pharmaceuticals, Inc.*	180,815
2,346	Iovance Biotherapeutics, Inc.*	44,785
1,539	Mirati Therapeutics, Inc.*	225,756

Shares		Value
Common Stocks, continued
Biotechnology, continued
15,896	Moderna, Inc.*	$4,037,266
3,567	Natera, Inc.*	333,122
4,272	Neurocrine Biosciences, Inc.*	363,846
3,631	Novavax, Inc.*^	519,487
518	Regeneron Pharmaceuticals, Inc.*	327,127
2,473	Repligen Corp.*	654,949
3,803	Sarepta Therapeutics, Inc.*	342,460
5,668	Seagen, Inc.*	876,273
2,197	Ultragenyx Pharmaceutical, Inc.*	184,746
4,852	Vertex Pharmaceuticals, Inc.*	1,065,499

		27,644,073

Building Products (0.4%):
2,724	Advanced Drainage Systems, Inc.	370,818
3,094	Allegion plc	409,769
1,165	Armstrong World Industries, Inc.	135,280
2,407	AZEK Co., Inc. (The)*	111,300
18,971	Carrier Global Corp.	1,028,987
1,525	Fortune Brands Home & Security, Inc.	163,022
5,387	Trane Technologies plc	1,088,336
5,442	Trex Co., Inc.*	734,833

		4,042,345

Capital Markets (1.6%):
2,941	Ameriprise Financial, Inc.	887,182
11,137	Apollo Asset Management, Inc.	806,653
6,022	Ares Management Corp., Class A	489,408
31,970	Blackstone Group, Inc. (The), Class A	4,136,598
1,514	FactSet Research Systems, Inc.	735,819
944	Goldman Sachs Group, Inc. (The)	361,127
3,761	LPL Financial Holdings, Inc.	602,099
1,746	MarketAxess Holdings, Inc.	718,078
7,202	Moody’s Corp.	2,812,957
933	Morningstar, Inc.	319,077
2,687	MSCI, Inc., Class A	1,646,298
468	Raymond James Financial, Inc.	46,987
7,982	S&P Global, Inc.	3,766,945
3,484	T. Rowe Price Group, Inc.	685,094

		18,014,322

Chemicals (0.8%):
1,964	Axalta Coating Systems, Ltd.*	65,048
1,751	Celanese Corp.	294,273
3,476	Chemours Co. (The)	116,655
2,118	Diversey Holdings, Ltd.*	28,191
2,885	Dow, Inc.	163,637
10,290	Ecolab, Inc.	2,413,931
1,446	FMC Corp.	158,901
1,719	Lyondellbasell Industries NV	158,543
694	Olin Corp.	39,919
4,682	PPG Industries, Inc.	807,364
3,542	RPM International, Inc.	357,742
1,852	Scotts Miracle-Gro Co. (The)	298,172
11,251	Sherwin Williams Co.	3,962,152
385	Westlake Chemical Corp.	37,395

		8,901,923

Commercial Services & Supplies (0.4%):
3,830	Cintas Corp.	1,697,341
9,712	Copart, Inc.*	1,472,533

See accompanying notes to the financial statements.

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Commercial Services & Supplies, continued
6,538	IAA, Inc.*	$330,954
515	MSA Safety, Inc.	77,744
9,327	Rollins, Inc.	319,077
3,132	Waste Management, Inc.	522,731

		4,420,380

Communications Equipment (0.1%):
10,054	Arista Networks, Inc.*	1,445,263
7,602	CommScope Holding Co., Inc.*	83,926
302	Ubiquiti, Inc.	92,623

		1,621,812

Consumer Finance (0.4%):
18,662	American Express Co.	3,053,103
56	Credit Acceptance Corp.*	38,510
7,643	Discover Financial Services	883,225
4,369	Synchrony Financial	202,678
2,145	Upstart Holdings, Inc.*	324,539

		4,502,055

Containers & Packaging (0.1%):
2,034	Avery Dennison Corp.	440,503
4,438	Ball Corp.	427,246
643	Crown Holdings, Inc.	71,129
4,229	Graphic Packaging Holding Co.	82,465
3,799	Sealed Air Corp.	256,319

		1,277,662

Distributors (0.1%):
1,810	Pool Corp.	1,024,460

Diversified Consumer Services (0.1%):
2,132	Bright Horizons Family Solutions, Inc.*	268,376
5,188	Chegg, Inc.*	159,271
2,124	Frontdoor, Inc.*	77,845
7,414	H&R Block, Inc.	174,674
3,706	Mister Car Wash, Inc.*^	67,486

		747,652

Electrical Equipment (0.3%):
1,071	Fluence Energy, Inc.*	38,085
2,878	Generac Holdings, Inc.*	1,012,826
23,453	Plug Power, Inc.*	662,078
700	Regal-Beloit Corp.	119,126
3,296	Rockwell Automation, Inc.	1,149,809
14,795	Vertiv Holdings Co.	369,431

		3,351,355

Electronic Equipment, Instruments & Components (0.6%):
19,528	Amphenol Corp., Class A	1,707,919
6,287	CDW Corp.	1,287,452
8,103	Cognex Corp.	630,089
1,097	Coherent, Inc.*	292,394
11,935	Corning, Inc.	444,340
163	IPG Photonics Corp.*	28,059
5,549	Jabil, Inc.	390,372
3,864	Keysight Technologies, Inc.*	797,955
3,924	Vontier Corp.	120,585
2,466	Zebra Technologies Corp., Class A*	1,467,763

		7,166,928

Shares		Value
Common Stocks, continued
Energy Equipment & Services (0.0%†):
2,496	Halliburton Co.	$57,084

Entertainment (1.5%):
2,380	Live Nation Entertainment, Inc.*	284,862
385	Madison Square Garden Sports Corp., Class A*	66,886
20,227	Netflix, Inc.*	12,185,554
5,166	Playtika Holding Corp.*	89,320
5,447	Roku, Inc.*	1,243,005
16,737	Skillz, Inc.*^	124,523
6,466	Spotify Technology SA*	1,513,238
1,024	Take-Two Interactive Software, Inc.*	181,985
4,268	Walt Disney Co. (The)*	661,071
1,890	World Wrestling Entertainment, Inc., Class A	93,253
21,231	Zynga, Inc.*	135,879

		16,579,576

Equity Real Estate Investment Trusts (1.7%):
21,129	American Tower Corp.	6,180,233
20,224	Crown Castle International Corp.	4,221,558
2,991	Equinix, Inc.	2,529,907
4,082	Equity Lifestyle Properties, Inc.	357,828
464	Extra Space Storage, Inc.	105,203
9,279	Iron Mountain, Inc.	485,570
3,412	Lamar Advertising Co., Class A	413,876
5,427	Public Storage, Inc.	2,032,737
868	SBA Communications Corp.	337,669
13,205	Simon Property Group, Inc.	2,109,763

		18,774,344

Food & Staples Retailing (1.2%):
19,359	Costco Wholesale Corp.	10,990,104
24,118	Sysco Corp.	1,894,469

		12,884,573

Food Products (0.2%):
2,369	Beyond Meat, Inc.*^	154,364
451	Darling Ingredients, Inc.*	31,250
1,921	Freshpet, Inc.*	183,014
5,831	Hershey Co. (The)	1,128,123
5,416	Kellogg Co.	348,899
1,903	Lamb Weston Holdings, Inc.	120,612
1,200	Pilgrim’s Pride Corp.*	33,840

		2,000,102

Health Care Equipment & Supplies (2.9%):
40,629	Abbott Laboratories	5,718,125
2,034	ABIOMED, Inc.*	730,552
3,662	Align Technology, Inc.*	2,406,593
1,513	Danaher Corp.	497,792
4,511	DexCom, Inc.*	2,422,181
28,931	Edwards Lifesciences Corp.*	3,748,011
824	Figs, Inc., Class A*^	22,709
28	Globus Medical, Inc.*	2,022
3,938	IDEXX Laboratories, Inc.*	2,593,016
3,033	Insulet Corp.*	806,990
16,579	Intuitive Surgical, Inc.*	5,956,835
1,683	Masimo Corp.*	492,749
4,583	Novocure, Ltd.*	344,092
1,664	Penumbra, Inc.*	478,101
6,115	ResMed, Inc.	1,592,835

See accompanying notes to the financial statements.

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
547	Steris plc	$133,145
6,972	Stryker Corp.	1,864,452
2,783	Tandem Diabetes Care, Inc.*	418,897
443	Teleflex, Inc.	145,517
3,437	West Pharmaceutical Services, Inc.	1,611,987

		31,986,601

Health Care Providers & Services (0.6%):
7,381	agilon health, Inc.*	199,287
1,200	Amedisys, Inc.*	194,256
7,863	Cardinal Health, Inc.	404,866
155	Chemed Corp.	82,001
2,029	DaVita, Inc.*	230,819
2,578	Encompass Health Corp.	168,240
4,243	Guardant Health, Inc.*	424,385
11,421	HCA Healthcare, Inc.	2,934,283
1,057	McKesson Corp.	262,738
359	Molina Healthcare, Inc.*	114,191
4,334	Oak Street Health, Inc.*^	143,629
3,040	UnitedHealth Group, Inc.	1,526,506

		6,685,201

Health Care Technology (0.2%):
2,365	Certara, Inc.*	67,213
6,410	Veeva Systems, Inc., Class A*	1,637,627

		1,704,840

Hotels, Restaurants & Leisure (1.7%):
929	Boyd Gaming Corp.*	60,915
5,919	Caesars Entertainment, Inc.*	553,604
1,312	Chipotle Mexican Grill, Inc.*	2,293,704
1,574	Choice Hotels International, Inc.	245,528
1,658	Churchill Downs, Inc.	399,412
4,036	Darden Restaurants, Inc.	607,983
1,172	Domino’s Pizza, Inc.	661,395
15,052	DraftKings, Inc., Class A*	413,478
8,534	Hilton Worldwide Holdings, Inc.*	1,331,219
15,138	Las Vegas Sands Corp.*	569,794
12,693	Marriott International, Inc., Class A*	2,097,391
6,167	McDonald’s Corp.	1,653,188
489	Penn National Gaming, Inc.*	25,355
2,576	Planet Fitness, Inc., Class A*	233,334
1,570	Six Flags Entertainment Corp.*	66,851
55,185	Starbucks Corp.	6,454,989
2,426	Travel + Leisure Co.	134,085
1,819	Vail Resorts, Inc.	596,450
8,468	Wendy’s Co. (The)	201,962
2,617	Wyndham Hotels & Resorts, Inc.	234,614
4,943	Wynn Resorts, Ltd.*	420,353
1,598	Yum China Holdings, Inc.	79,644
1,244	Yum! Brands, Inc.	172,742

		19,507,990

Household Durables (0.2%):
6,367	Bath & Body Works, Inc.	444,353
6,234	DR Horton, Inc.	676,077
97	NVR, Inc.*	573,161
3,344	PulteGroup, Inc.	191,143
8,259	Tempur Sealy International, Inc.	388,421
1,906	Toll Brothers, Inc.	137,975

Shares		Value
Common Stocks, continued
Household Durables, continued
1,298	TopBuild Corp.*	$358,131

		2,769,261

Household Products (0.3%):
691	Church & Dwight Co., Inc.	70,828
4,747	Clorox Co. (The)	827,687
20,921	Colgate-Palmolive Co.	1,785,398
7,938	Kimberly-Clark Corp.	1,134,499

		3,818,412

Independent Power and Renewable Electricity Producers (0.0%†):
1,703	Brookfield Renewable Corp., Class A	62,721
5,594	NRG Energy, Inc.	240,990

		303,711

Industrial Conglomerates (0.2%):
3,964	3M Co.	704,125
876	Carlisle Cos., Inc.	217,353
6,952	Honeywell International, Inc.	1,449,562

		2,371,040

Insurance (0.3%):
79	Alleghany Corp.*	52,740
6,073	Aon plc, Class A	1,825,301
4,086	Arch Capital Group, Ltd.*	181,623
542	Brown & Brown, Inc.	38,092
823	Erie Indemnity Co., Class A	158,559
356	Everest Re Group, Ltd.	97,516
246	GoHealth, Inc., Class A*	932
1,147	Lincoln National Corp.	78,294
120	Markel Corp.*	148,080
2,831	Marsh & McLennan Cos., Inc.	492,084
922	RenaissanceRe Holdings, Ltd.	156,122

		3,229,343

Interactive Media & Services (9.7%):
12,129	Alphabet, Inc., Class A*	35,138,198
11,316	Alphabet, Inc., Class C*	32,743,865
13,109	Match Group, Inc.*	1,733,665
110,698	Meta Platforms, Inc., Class A*	37,233,272
26,108	Pinterest, Inc., Class A*	949,026
3,205	TripAdvisor, Inc.*	87,368
3,869	Twitter, Inc.*	167,218
6,103	Vimeo, Inc.*	109,610
2,794	Zillow Group, Inc., Class A*	173,843
8,036	Zillow Group, Inc., Class C*	513,099

		108,849,164

Internet & Direct Marketing Retail (7.0%):
20,328	Amazon.com, Inc.*	67,780,463
1,920	Booking Holdings, Inc.*	4,606,522
5,992	DoorDash, Inc., Class A*	892,209
29,532	eBay, Inc.	1,963,878
5,925	Etsy, Inc.*	1,297,219
6,818	Expedia Group, Inc.*	1,232,149
1,972	Wayfair, Inc., Class A*^	374,621

		78,147,061

IT Services (6.6%):
23,946	Accenture plc, Class A	9,926,814
18,324	Automatic Data Processing, Inc.	4,518,332

See accompanying notes to the financial statements.

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services, continued
18,648	Block, Inc.*	$3,011,838
4,950	Broadridge Financial Solutions, Inc.	904,959
2,523	EPAM Systems, Inc.*	1,686,499
1,639	Euronet Worldwide, Inc.*	195,320
1,853	Fiserv, Inc.*	192,323
861	FleetCor Technologies, Inc.*	192,726
3,734	Gartner, Inc.*	1,248,351
487	Genpact, Ltd.	25,850
910	GoDaddy, Inc., Class A*	77,223
824	Jack Henry & Associates, Inc.	137,600
40,981	Mastercard, Inc., Class A	14,725,293
2,960	MongoDB, Inc.*	1,566,876
5,879	Okta, Inc.*	1,317,895
13,142	Paychex, Inc.	1,793,883
55,034	PayPal Holdings, Inc.*	10,378,312
13,893	Sabre Corp.*	119,341
1,890	Shift4 Payments, Inc., Class A*	109,488
8,730	Snowflake, Inc., Class A*	2,957,287
9,959	StoneCo, Ltd., Class A*	167,909
5,700	Switch, Inc., Class A	163,248
4,267	Teradata Corp.*	181,219
1,170	Thoughtworks Holding, Inc.*	31,368
2,236	Twilio, Inc., Class A*	588,828
79,278	Visa, Inc., Class A	17,180,335
4,653	Western Union Co. (The.)	83,010
1,436	WEX, Inc.*	201,600
2,558	Wix.com, Ltd.*	403,627

		74,087,354

Leisure Products (0.1%):
529	Brunswick Corp.	53,286
16,886	Mattel, Inc.*	364,062
12,697	Peloton Interactive, Inc., Class A*	454,045
1,848	Polaris, Inc.	203,114
3,789	YETI Holdings, Inc.*	313,843

		1,388,350

Life Sciences Tools & Services (1.3%):
4,037	10X Genomics, Inc., Class A*	601,352
4,404	Adaptive Biotechnologies Corp.*	123,576
12,723	Agilent Technologies, Inc.	2,031,227
28,395	Avantor, Inc.*	1,196,565
1,841	Bio-Techne Corp.	952,423
4,650	Bruker Corp.	390,182
2,195	Charles River Laboratories International, Inc.*	827,032
6,830	Illumina, Inc.*	2,598,405
4,443	IQVIA Holdings, Inc.*	1,253,548
5,052	Maravai LifeSciences Holdings, Inc., Class A*	211,679
1,069	Mettler-Toledo International, Inc.*	1,814,318
4,272	Sotera Health Co.*	100,606
561	Syneos Health, Inc.*	57,603
1,646	Thermo Fisher Scientific, Inc.	1,098,277
2,639	Waters Corp.*	983,291

		14,240,084

Machinery (1.3%):
325	AGCO Corp.	37,707
3,205	Allison Transmission Holdings, Inc.	116,502
21,845	Caterpillar, Inc.	4,516,235

Shares		Value
Common Stocks, continued
Machinery, continued
13,060	Deere & Co.	$4,478,143
840	Donaldson Co., Inc.	49,778
4,688	Graco, Inc.	377,947
13,253	Illinois Tool Works, Inc.	3,270,840
2,550	Lincoln Electric Holdings, Inc.	355,649
873	Middleby Corp. (The)*	171,771
403	Nordson Corp.	102,874
1,018	Parker-Hannifin Corp.	323,846
4,568	Toro Co. (The)	456,389
5,481	Xylem, Inc.	657,282

		14,914,963

Media (0.4%):
6,699	Altice USA, Inc., Class A*	108,390
134	Cable One, Inc.	236,302
5,533	Charter Communications, Inc., Class A*	3,607,350
149	Nexstar Media Group, Inc., Class A	22,496

		3,974,538

Metals & Mining (0.1%):
19,976	Freeport-McMoRan, Inc.	833,599
3,531	Southern Copper Corp.	217,898
1,989	Steel Dynamics, Inc.	123,457

		1,174,954

Multiline Retail (0.3%):
4,697	Dollar General Corp.	1,107,693
3,923	Nordstrom, Inc.*^	88,738
10,313	Target Corp.	2,386,841

		3,583,272

Oil, Gas & Consumable Fuels (0.3%):
10,995	Cheniere Energy, Inc.	1,115,113
258	Continental Resources, Inc.	11,548
4,983	Coterra Energy, Inc.	94,677
4,109	Diamondback Energy, Inc.	443,156
3,211	EOG Resources, Inc.	285,233
1,002	Hess Corp.	74,178
1,407	New Fortress Energy, Inc.^	33,965
4,721	Occidental Petroleum Corp.	136,862
4,488	Pioneer Natural Resources Co.	816,277
285	Texas Pacific Land Corp.	355,928

		3,366,937

Paper & Forest Products (0.0%†):
548	Louisiana-Pacific Corp.	42,936

Personal Products (0.4%):
10,717	Estee Lauder Co., Inc. (The), Class A	3,967,433
875	Herbalife Nutrition, Ltd.*	35,814
1,248	Olaplex Holdings, Inc.*	36,354

		4,039,601

Pharmaceuticals (1.3%):
1,785	Catalent, Inc.*	228,533
31,362	Eli Lilly & Co.	8,662,812
1,856	Horizon Therapeutics plc*	200,003
8,519	Royalty Pharma plc, Class A	339,482
21,163	Zoetis, Inc.	5,164,407

		14,595,237

See accompanying notes to the financial statements.

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Professional Services (0.4%):
6,410	Booz Allen Hamilton Holding Corp.	$543,504
14,316	CoStar Group, Inc.*	1,131,393
2,207	Equifax, Inc.	646,188
972	Legalzoom.com, Inc.*^	15,620
4,460	Robert Half International, Inc.	497,379
6,094	TransUnion	722,626
4,664	Verisk Analytics, Inc.	1,066,797

		4,623,507

Real Estate Management & Development (0.0%†):
623	CBRE Group, Inc., Class A*	67,602
4,047	Opendoor Technologies, Inc.*	59,126

		126,728

Road & Rail (1.0%):
3,539	J.B. Hunt Transport Services, Inc.	723,372
1,636	Landstar System, Inc.	292,877
13,604	Lyft, Inc., Class A*	581,299
4,383	Old Dominion Freight Line, Inc.	1,570,779
997	TuSimple Holdings, Inc., Class A*	35,742
64,333	Uber Technologies, Inc.*	2,697,483
19,028	Union Pacific Corp.	4,793,724

		10,695,276

Semiconductors & Semiconductor (0.0%†):
1,299	GLOBALFOUNDRIES, Inc.*^	84,396

Semiconductors & Semiconductor Equipment (8.7%):
56,681	Advanced Micro Devices, Inc.*	8,156,396
1,997	Allegro MicroSystems, Inc.*	72,252
9,922	Analog Devices, Inc.	1,743,990
42,185	Applied Materials, Inc.	6,638,232
2,846	Azenta, Inc.	293,451
18,696	Broadcom, Inc.	12,440,505
6,127	Enphase Energy, Inc.*	1,120,873
6,416	Entegris, Inc.	889,129
7,078	KLA Corp.	3,044,319
6,585	Lam Research Corp.	4,735,603
21,644	Microchip Technology, Inc.	1,884,327
7,327	Micron Technology, Inc.	682,510
2,126	MKS Instruments, Inc.	370,285
2,101	Monolithic Power Systems, Inc.	1,036,486
112,049	NVIDIA Corp.	32,954,731
3,885	NXP Semiconductors NV	884,925
10,676	ON Semiconductor Corp.*	725,114
52,832	Qualcomm, Inc.	9,661,388
3,571	Skyworks Solutions, Inc.	554,005
7,683	Teradyne, Inc.	1,256,401
26,763	Texas Instruments, Inc.	5,044,023
1,946	Universal Display Corp.	321,148
11,451	Xilinx, Inc.	2,427,956

		96,938,049

Software (18.0%):
22,361	Adobe, Inc.*	12,680,029
2,744	Alteryx, Inc., Class A*	166,012
6,843	Anaplan, Inc.*	313,752
1,734	ANSYS, Inc.*	695,542
3,089	Aspen Technology, Inc.*	470,146
6,487	Atlassian Corp. plc, Class A*	2,473,428

Shares		Value
Common Stocks, continued
Software, continued
10,302	Autodesk, Inc.*	$2,896,819
3,896	Avalara, Inc.*	503,013
6,681	Bentley Systems, Inc., Class B	322,893
4,330	Bill.com Holdings, Inc.*	1,078,819
1,261	C3.ai, Inc., Class A*^	39,406
12,833	Cadence Design Systems, Inc.*	2,391,430
994	CDK Global, Inc.	41,490
2,193	Citrix Systems, Inc.	207,436
11,313	Cloudflare, Inc., Class A*	1,487,659
3,441	Coupa Software, Inc.*	543,850
9,279	Crowdstrike Holdings, Inc., Class A*	1,899,875
11,807	Datadog, Inc., Class A*	2,102,945
9,073	DocuSign, Inc.*	1,381,909
2,438	Doubleverify Holdings, Inc.*	81,137
13,606	Dropbox, Inc., Class A*	333,891
562	Duck Creek Technologies, Inc.*	16,922
8,753	Dynatrace, Inc.*	528,244
3,366	Elastic NV*	414,321
1,812	Everbridge, Inc.*	122,002
1,250	Fair Isaac Corp.*	542,088
3,196	Five9, Inc.*	438,875
6,287	Fortinet, Inc.*	2,259,548
1,916	Globant SA*	601,796
2,086	HubSpot, Inc.*	1,374,987
1,136	Informatica, Inc.*	42,009
12,432	Intuit, Inc.	7,996,511
2,228	Jamf Holding Corp.*^	84,686
3,182	Mandiant, Inc.*	55,812
1,586	Manhattan Associates, Inc.*	246,607
2,912	McAfee Corp., Class A	75,100
352,970	Microsoft Corp.	118,710,870
2,791	nCino, Inc.*	153,114
2,421	New Relic, Inc.*	266,213
6,466	NortonLifeLock, Inc.	167,987
4,829	Nuance Communications, Inc.*	267,140
10,317	Nutanix, Inc., Class A*	328,700
72,035	Oracle Corp.	6,282,172
78,282	Palantir Technologies, Inc., Class A*	1,425,515
4,469	Palo Alto Networks, Inc.*	2,488,160
2,409	Paycom Software, Inc.*	1,000,193
1,135	Paycor HCM, Inc.*^	32,699
1,896	Paylocity Holding Corp.*	447,759
1,841	Pegasystems, Inc.	205,861
2,022	Procore Technologies, Inc.*	161,699
4,919	PTC, Inc.*	595,937
3,825	RingCentral, Inc., Class A*	716,614
8,457	salesforce.com, Inc.*	2,149,177
9,225	ServiceNow, Inc.*	5,988,040
5,804	Smartsheet, Inc., Class A*	449,520
7,639	Splunk, Inc.*	883,985
4,496	Synopsys, Inc.*	1,656,776
20,297	The Trade Desk, Inc., Class A*	1,860,017
1,648	Tyler Technologies, Inc.*	886,542
7,037	Unity Software, Inc.*	1,006,221
3,898	VMware, Inc., Class A	451,700
8,932	Workday, Inc., Class A*	2,440,044
5,533	Zendesk, Inc.*	577,037

See accompanying notes to the financial statements.

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Software, continued
10,155	Zoom Video Communications, Inc., Class A*	$1,867,606
3,659	Zscaler, Inc.*	1,175,746

		201,554,033

Specialty Retail (3.9%):
209	AutoZone, Inc.*	438,146
2,754	Best Buy Co., Inc.	279,806
2,955	Burlington Stores, Inc.*	861,412
530	CarMax, Inc.*	69,022
3,615	Carvana Co.*	837,921
2,589	Five Below, Inc.*	535,638
4,723	Floor & Decor Holdings, Inc., Class A*	614,037
3,031	GameStop Corp., Class A*^	449,770
49,804	Home Depot, Inc. (The)	20,669,158
5,131	Leslie’s, Inc.*	121,399
133	Lithia Motors, Inc.	39,494
32,451	Lowe’s Cos., Inc.	8,387,935
957	O’Reilly Automotive, Inc.*	675,862
855	RH*	458,229
16,546	Ross Stores, Inc.	1,890,877
56,636	TJX Cos., Inc. (The)	4,299,805
5,272	Tractor Supply Co.	1,257,899
2,473	Ulta Beauty, Inc.*	1,019,717
1,604	Victoria’s Secret & Co.*^	89,086
1,529	Vroom, Inc.*^	16,498
2,668	Williams-Sonoma, Inc.	451,239

		43,462,950

Technology Hardware, Storage & Peripherals (11.7%):
722,937	Apple, Inc.	128,371,923
5,971	Dell Technologies, Inc., Class C*	335,391
18,599	HP, Inc.	700,624
2,302	NCR Corp.*	92,540
6,848	NetApp, Inc.	629,948
11,999	Pure Storage, Inc., Class A*	390,568

		130,520,994

Textiles, Apparel & Luxury Goods (1.1%):
333	Columbia Sportswear Co.	32,447
202	Deckers Outdoor Corp.*	73,995
9,253	Hanesbrands, Inc.	154,710
5,335	Lululemon Athletica, Inc.*	2,088,386

Shares		Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
58,025	Nike, Inc., Class B	$9,671,027
734	Skechers U.S.A., Inc., Class A*	31,855
1,483	Tapestry, Inc.	60,210
9,724	VF Corp.	711,991

		12,824,621

Thrifts & Mortgage Finance (0.0%†):
5,135	Rocket Cos., Inc., Class A^	71,890
4,845	UWM Holdings Corp.^	28,682

		100,572

Tobacco (0.2%):
48,219	Altria Group, Inc.	2,285,098

Trading Companies & Distributors (0.3%):
1,233	Core & Main, Inc., Class A*	37,409
23,613	Fastenal Co.	1,512,649
1,053	SiteOne Landscape Supply, Inc.*	255,121
1,138	United Rentals, Inc.*	378,146
1,797	W.W. Grainger, Inc.	931,277

		3,114,602

Total Common Stocks (Cost $418,743,035)		1,111,186,532

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.3%):
2,889,552	BlackRock Liquidity FedFund, Institutional Class, 0.03%(a)(b)	2,889,552

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $2,889,552)		2,889,552

Shares		Value
Unaffiliated Investment Company (0.6%):
Money Markets (0.6%):
6,887,955	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	6,887,955

Total Unaffiliated Investment Company (Cost $6,887,955)		6,887,955

Total Investment Securities (Cost $428,520,542) — 100.3%(c)		1,120,964,039
Net other assets (liabilities) — (0.3)%		(3,202,520)

Net Assets — 100.0%		$1,117,761,519

Percentages indicated are based on net assets as of December 31, 2021.

*	Non-income producing security.
^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $2,721,230.
†	Represents less than 0.05%.
(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.
(b)	The rate represents the effective yield at December 31, 2021.
(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

NASDAQ 100 E-Mini March Futures (U.S. Dollar)	3/18/22	17	$5,549,055	$12,386
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/22	6	1,427,550	(4,585)

				$7,801

See accompanying notes to the financial statements.

10

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in non-affiliates, at cost	$428,520,542

Investments in non-affiliates, at value(a)	$1,120,964,039
Cash	4,046
Deposit at broker for futures contracts collateral	362,200
Interest and dividends receivable	257,644
Receivable for investments sold	46,000
Reclaims receivable	707
Receivable from Manager	84,665
Prepaid expenses	5,440

Total Assets	1,121,724,741

Liabilities:
Payable for capital shares redeemed	139,870
Payable for collateral received on loaned securities	2,889,552
Payable for variation margin on futures contracts	44,038
Manager fees payable	413,911
Administration fees payable	158,612
Distribution fees payable	218,149
Custodian fees payable	6,411
Administrative and compliance services fees payable	1,969
Transfer agent fees payable	2,345
Trustee fees payable	11,058
Other accrued liabilities	77,307

Total Liabilities	3,963,222

Net Assets	$1,117,761,519

Net Assets Consist of:
Paid in capital	$265,365,191
Total distributable earnings	852,396,328

Net Assets	$1,117,761,519

Class 1
Net Assets	$80,918,603
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,260,530
Net Asset Value (offering and redemption price per share)	$15.38

Class 2
Net Assets	$1,036,842,916
Shares of beneficial interest (unlimited number of shares authorized, no par value)	44,004,495
Net Asset Value (offering and redemption price per share)	$23.56

(a)	Includes securities on loan of $2,721,230.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$8,043,700
Income from securities lending	25,925
Foreign withholding tax	(848)

Total Investment Income	8,068,777

Expenses:
Management fees	4,868,607
Administration fees	378,000
Distribution fees — Class 2	2,577,401
Custodian fees	30,627
Administrative and compliance services fees	13,055
Transfer agent fees	10,323
Trustee fees	54,039
Professional fees	48,476
Licensing fees	202,699
Shareholder reports	34,019
Other expenses	20,677

Total expenses before reductions	8,237,923
Less Management fees contractually waived	(995,870)

Net expenses	7,242,053

Net Investment Income/(Loss)	826,724

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	158,790,128
Net realized gains/(losses) on futures contracts	2,995,787
Change in net unrealized appreciation/depreciation on securities and foreign currencies	103,357,544
Change in net unrealized appreciation/depreciation on futures contracts	(278,686)

Net realized and Change in net unrealized gains/losses on investments	264,864,773

Change in Net Assets Resulting From Operations	$265,691,497

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$826,724	$3,113,848
Net realized gains/(losses) on investments	161,785,915	129,780,903
Change in unrealized appreciation/depreciation on investments	103,078,858	187,695,816

Change in net assets resulting from operations	265,691,497	320,590,567

Distributions to Shareholders:
Class 1	(13,301,296)	(5,195,430)
Class 2	(119,314,081)	(50,788,801)

Change in net assets resulting from distributions to shareholders	(132,615,377)	(55,984,231)

Capital Transactions:
Class 1
Proceeds from shares issued	184,490	251,516
Proceeds from dividends reinvested	13,301,296	5,195,429
Value of shares redeemed	(8,469,958)	(7,479,821)

Total Class 1 Shares	5,015,828	(2,032,876)

Class 2
Proceeds from shares issued	52,822,423	95,020,376
Proceeds from dividends reinvested	119,314,081	50,788,801
Value of shares redeemed	(258,720,459)	(270,605,078)

Total Class 2 Shares	(86,583,955)	(124,795,901)

Change in net assets resulting from capital transactions	(81,568,127)	(126,828,777)

Change in net assets	51,507,993	137,777,559
Net Assets:
Beginning of period	1,066,253,526	928,475,967

End of period	$1,117,761,519	$1,066,253,526

Share Transactions:
Class 1
Shares issued	12,137	21,604
Dividends reinvested	956,928	390,048
Shares redeemed	(539,566)	(591,577)

Total Class 1 Shares	429,499	(179,925)

Class 2
Shares issued	2,417,820	6,195,131
Dividends reinvested	5,601,600	2,649,390
Shares redeemed	(11,158,495)	(15,818,600)

Total Class 2 Shares	(3,139,075)	(6,974,079)

Change in shares	(2,709,576)	(7,154,004)

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$14.68	$11.46	$10.12	$11.74	$10.28

Investment Activities:
Net Investment Income/(Loss)	0.05 (a)	0.07 (a)	0.10 (a)	0.13	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	3.62	4.28	3.28	(0.20)	2.73

Total from Investment Activities	3.67	4.35	3.38	(0.07)	2.87

Distributions to Shareholders From:
Net Investment Income	(0.12)	(0.15)	(0.18)	(0.20)	(0.05)
Net Realized Gains	(2.85)	(0.98)	(1.86)	(1.35)	(1.36)

Total Dividends	(2.97)	(1.13)	(2.04)	(1.55)	(1.41)

Net Asset Value, End of Period	$15.38	$14.68	$11.46	$10.12	$11.74

Total Return(b)	27.14%	39.03%	35.53%	(1.86)%	29.19%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$80,919	$70,903	$57,430	$48,665	$55,307
Net Investment Income/(Loss)	0.31%	0.56%	0.86%	0.96%	1.04%
Expenses Before Reductions(c)	0.51%	0.52%	0.51%	0.50%	0.50%
Expenses Net of Reductions	0.42%	0.43%	0.43%	0.43%	0.45%
Portfolio Turnover Rate(d)	18%	22%	15%	17%	12%

Class 2

Net Asset Value, Beginning of Period	$21.11	$16.10	$13.53	$15.21	$12.99

Investment Activities:
Net Investment Income/(Loss)	0.01 (a)	0.06 (a)	0.10 (a)	0.15	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	5.35	6.04	4.46	(0.33)	3.49

Total from Investment Activities	5.36	6.10	4.56	(0.18)	3.62

Distributions to Shareholders From:
Net Investment Income	(0.06)	(0.11)	(0.13)	(0.15)	(0.04)
Net Realized Gains	(2.85)	(0.98)	(1.86)	(1.35)	(1.36)

Total Dividends	(2.91)	(1.09)	(1.99)	(1.50)	(1.40)

Net Asset Value, End of Period	$23.56	$21.11	$16.10	$13.53	$15.21

Total Return(b)	26.87%	38.58%	35.28%	(2.14)%	28.89%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,036,843	$995,350	$871,046	$775,621	$1,046,158
Net Investment Income/(Loss)	0.06%	0.31%	0.61%	0.71%	0.79%
Expenses Before Reductions(c)	0.76%	0.77%	0.76%	0.75%	0.75%
Expenses Net of Reductions	0.67%	0.68%	0.68%	0.68%	0.70%
Portfolio Turnover Rate(d)	18%	22%	15%	17%	12%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Private Placements

The Fund may invest in private placement securities which are securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), in reliance on a “private placement” exemption. These unregistered securities may be restricted and generally are sold to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Unregistered securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such securities.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,551 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $2,889,552 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $12.3 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$7,801	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$2,995,787	$(278,686)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Growth Index Fund, Class 1	0.44%	0.59%

AZL Russell 1000 Growth Index Fund, Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$1,111,186,532	$—	$—	$1,111,186,532
Short-Term Security Held as Collateral for Securities on Loan	2,889,552	—	—	2,889,552
Unaffiliated Investment Company	6,887,955	—	—	6,887,955

Total Investment Securities	1,120,964,039	—	—	1,120,964,039

Other Financial Instruments:*
Futures Contracts	7,801	—	—	7,801

Total Investments	$1,120,971,840	$—	$—	$1,120,971,840

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Growth Index Fund	$194,548,281	$398,527,353

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Technology Sector Risk: Technology companies, including information technology companies, may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $430,936,581. The gross unrealized appreciation/(depreciation) on a tax basis was as follows:

Unrealized appreciation	$701,294,357
Unrealized (depreciation)	(11,266,899)

Net unrealized appreciation/(depreciation)	$690,027,458

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$3,119,928	$129,495,449	$132,615,377

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2021

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Growth Index Fund	$7,875,714	$48,108,517	$55,984,231

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Growth Index Fund	$4,770,547	$157,598,323	$—	$690,027,458	$852,396,328

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 65% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Growth Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Growth Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $129,495,449.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

23

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

24

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc. (a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 14

Statement of Operations Page 14

Statements of Changes in Net Assets Page 15

Financial Highlights Page 16

Notes to the Financial Statements Page 17

Report of Independent Registered Public Accounting Firm Page 23

Other Federal Income Tax Information Page 24

Other Information Page 25

Approval of Investment Advisory and Subadvisory Agreements Page 26

Information about the Board of Trustees and Officers Page 29

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Russell 1000 Value Index Fund (Class 2 shares) (the “Fund”) returned 24.25%. That compared to a 25.16% total return for its benchmark, the Russell 1000® Value Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the Russell 1000® Value Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities with value characteristics.

In the first quarter of 2021, favorable conditions carried over from the strong end of 2020. The Federal Reserve’s (the Fed) accommodative policies, along with a new $1.9 trillion stimulus package and the start of the vaccine rollout in the U.S., supported investor optimism for strong economic growth in the first quarter. All sectors within the S&P 500® Index2 posted positive returns over the first three months of 2021. The energy sector posted the strongest return for the quarter, supported by a rally in oil prices due to a surge in demand paired with unchanged production levels, along with oil transport concerns due to the temporary blockage of the Suez Canal. The financial sector was another top performer due to positive market conditions. By comparison, the information technology and consumer staples sectors lagged their peers within the U.S. market, albeit still posting positive returns, after posting strong gains in 2020.

During the second quarter, U.S. equity markets rallied as the vaccination campaign continued to accelerate and economic indicators continued to improve. The U.S. Consumer Price Index (CPI) increased by more than 4% year-over-year in April. But growing concerns about inflation were offset by the Fed’s commitment to maintain its accommodative monetary policies and the prospect of a bipartisan $1 trillion agreement for infrastructure that passed the Senate in May.

In the third quarter, strong economic data and corporate earnings reports helped push U.S. equities higher despite a resurgence in COVID-19 cases due to the arrival of the Delta variant in the U.S. However, concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande muted U.S. equity markets late in the quarter. Rising inflation and supply chain issues also weighed on market sentiment, as did the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter, the boost to investor sentiment from a strong earnings season was offset by a new, more transmissible COVID-19 variant (Omicron) and ongoing concerns about higher inflation rates. Markets recovered to post strong returns for the quarter after initial data showed existing vaccines remained effective against the Omicron variant, and the Fed clarified its plan to begin tightening its monetary policy in 2022. The falling unemployment rate and the final passage of the bipartisan infrastructure bill further supported the market performance over the quarter.

All sectors within the Index posted positive returns over the year. The financials, health care, and industrials sectors were the top performers, while the utilities, communication services, and materials sectors lagged their peers.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/17/2016	24.55%	17.11%	10.75%	—	11.91%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/2010	24.25%	16.84%	10.48%	12.18%	10.77%
Russell 1000® Value Index	4/30/2010	25.16%	17.64%	11.16%	12.97%	11.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.77%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.35% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,066.90	$2.29	0.44%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,065.70	$3.59	0.69%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,022.99	$2.24	0.44%

AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.73	$3.52	0.69%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	20.6%

Health Care	17.9

Industrials	11.5

Information Technology	10.1

Consumer Staples	7.3

Communication Services	7.3

Consumer Discretionary	5.7

Energy	5.1

Utilities	5.1

Real Estate	5.1

Materials	3.8

Total Common Stocks	99.5

Unaffiliated Investment Company	0.5

Short-Term Security Held as Collateral for Securities on Loan	0.4

Total Investment Securities	100.4

Net other assets (liabilities)	(0.4)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.5%):
Aerospace & Defense (2.3%):
30,752	Boeing Co. (The)*	$6,190,993
1,432	BWX Technologies, Inc.	68,564
2,139	Curtiss-Wright Corp.	296,615
14,203	General Dynamics Corp.	2,960,899
1,640	HEICO Corp.	236,521
2,988	HEICO Corp., Class A	384,018
4,683	Hexcel Corp.*	242,579
21,020	Howmet Aerospace, Inc.	669,067
2,267	Huntington Ingalls Industries, Inc.	423,340
11,134	L3harris Technologies, Inc.	2,374,214
1,819	Lockheed Martin Corp.	646,491
3,388	Mercury Systems, Inc.*	186,543
7,796	Northrop Grumman Corp.	3,017,598
86,005	Raytheon Technologies Corp.	7,401,590
4,533	Spirit AeroSystems Holdings, Inc., Class A	195,327
12,645	Textron, Inc.	976,194
2,133	TransDigm Group, Inc.*	1,357,185
180	Virgin Galactic Holdings, Inc.*	2,408

		27,630,146

Air Freight & Logistics (0.3%):
6,020	C.H. Robinson Worldwide, Inc.	647,933
2,511	Expeditors International of Washington, Inc.	337,202
7,940	FedEx Corp.	2,053,602
803	GXO Logistics, Inc.*	72,936
803	XPO Logistics, Inc.*	62,176

		3,173,849

Airlines (0.3%):
7,030	Alaska Air Group, Inc.*	366,263
37,764	American Airlines Group, Inc.*^	678,241
1,589	Copa Holdings SA, Class A*	131,347
18,964	JetBlue Airways Corp.*	270,047
34,284	Southwest Airlines Co.*	1,468,727
18,386	United Airlines Holdings, Inc.*	804,939

		3,719,564

Auto Components (0.3%):
12,590	Aptiv plc*	2,076,720
13,902	BorgWarner, Inc.	626,563
13,914	Gentex Corp.	484,903
3,517	Lear Corp.	643,435
3,982	QuantumScape Corp.*^	88,361

		3,919,982

Automobiles (0.9%):
225,662	Ford Motor Co.	4,687,000
79,254	General Motors Co.*	4,646,662
9,156	Harley-Davidson, Inc.	345,089
6,186	Rivian Automotive, Inc.*^	641,426
1,932	Thor Industries, Inc.	200,484

		10,520,661

Banks (8.0%):
413,796	Bank of America Corp.	18,409,784
2,294	Bank of Hawaii Corp.	192,145
7,332	Bank OZK	341,158
1,587	BOK Financial Corp.	167,413
113,989	Citigroup, Inc.	6,883,796
20,265	Citizens Financial Group, Inc.	957,521

Shares		Value
Common Stocks, continued
Banks, continued
7,402	Comerica, Inc.	$643,974
6,591	Commerce Bancshares, Inc.	453,065
3,427	Cullen/Frost Bankers, Inc.	432,042
8,248	East West Bancorp, Inc.	648,953
18,027	F.N.B. Corp.	218,667
39,444	Fifth Third Bancorp	1,717,786
334	First Citizens BancShares, Inc., Class A	277,167
7,723	First Hawaiian, Inc.	211,070
30,015	First Horizon Corp.	490,145
10,236	First Republic Bank	2,113,836
82,359	Huntington Bancshares, Inc.	1,269,976
168,703	JPMorgan Chase & Co.	26,714,120
53,261	KeyCorp	1,231,927
7,415	M&T Bank Corp.	1,138,796
6,557	PacWest Bancorp	296,180
23,578	People’s United Financial, Inc.	420,160
4,209	Pinnacle Financial Partners, Inc.	401,959
24,302	PNC Financial Services Group, Inc. (The)	4,873,037
4,750	Popular, Inc.	389,690
5,386	Prosperity Bancshares, Inc.	389,408
55,329	Regions Financial Corp.	1,206,172
3,406	Signature Bank	1,101,739
10,668	Sterling Bancorp	275,128
3,219	SVB Financial Group*	2,183,255
7,504	Synovus Financial Corp.	359,216
77,479	Truist Financial Corp.	4,536,395
77,287	U.S. Bancorp	4,341,211
12,073	Umpqua Holdings Corp.	232,284
5,390	Webster Financial Corp.	300,978
229,813	Wells Fargo & Co.	11,026,428
2,905	Western Alliance Bancorp	312,723
3,120	Wintrust Financial Corp.	283,358
8,636	Zions Bancorp	545,450

		97,988,112

Beverages (0.9%):
1,395	Brown-Forman Corp., Class A	94,567
5,190	Brown-Forman Corp., Class B	378,144
65,576	Coca-Cola Co. (The)	3,882,755
8,961	Constellation Brands, Inc., Class C	2,248,942
39,956	Keurig Dr Pepper, Inc.	1,472,778
10,597	Molson Coors Brewing Co., Class B	491,171
1,633	Monster Beverage Corp.*	156,833
13,449	PepsiCo, Inc.	2,336,226

		11,061,416

Biotechnology (1.3%):
5,740	Amgen, Inc.	1,291,328
8,397	Biogen, Inc.*	2,014,608
10,311	BioMarin Pharmaceutical, Inc.*	910,977
784	Exact Sciences Corp.*	61,019
3,118	Exelixis, Inc.*	56,997
72,312	Gilead Sciences, Inc.	5,250,574
1,679	Incyte Corp.*	123,239
498	Ionis Pharmaceuticals, Inc.*	15,154
6,199	Iovance Biotherapeutics, Inc.*	118,339
448	Mirati Therapeutics, Inc.*	65,717
243	Natera, Inc.*	22,694

See accompanying notes to the financial statements.

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Biotechnology, continued
5,112	Regeneron Pharmaceuticals, Inc.*	$3,228,330
143	Repligen Corp.*	37,872
2,752	Sage Therapeutics, Inc.*	117,070
880	Seagen, Inc.*	136,048
1,019	Ultragenyx Pharmaceutical, Inc.*	85,688
2,543	United Therapeutics Corp.*	549,491
8,770	Vertex Pharmaceuticals, Inc.*	1,925,892

		16,011,037

Building Products (0.9%):
7,730	A.O. Smith Corp.	663,621
1,310	Allegion plc	173,496
1,486	Armstrong World Industries, Inc.	172,554
3,014	AZEK Co., Inc. (The)*	139,367
10,941	Builders FirstSource, Inc.*	937,753
26,805	Carrier Global Corp.	1,453,903
5,913	Fortune Brands Home & Security, Inc.	632,100
41,105	Johnson Controls International plc	3,342,248
1,844	Lennox International, Inc.	598,120
13,788	Masco Corp.	968,193
5,907	Owens Corning	534,584
7,072	Trane Technologies plc	1,428,756

		11,044,695

Capital Markets (4.9%):
2,319	Affiliated Managers Group, Inc.	381,499
2,805	Ameriprise Financial, Inc.	846,156
1,184	Ares Management Corp., Class A	96,224
43,098	Bank of New York Mellon Corp. (The)	2,503,132
8,213	BlackRock, Inc., Class A+	7,519,494
9,399	Carlyle Group, Inc. (The)	516,005
6,265	Cboe Global Markets, Inc.	816,956
86,410	Charles Schwab Corp. (The)	7,267,081
20,593	CME Group, Inc.	4,704,677
2,235	Evercore, Inc., Class A	303,625
344	FactSet Research Systems, Inc.	167,187
17,070	Franklin Resources, Inc.	571,674
17,678	Goldman Sachs Group, Inc. (The)	6,762,719
4,505	Interactive Brokers Group, Inc., Class A	357,787
31,844	Intercontinental Exchange, Inc.	4,355,304
19,052	Invesco, Ltd.	438,577
9,869	Janus Henderson Group plc	413,906
32,180	KKR & Co., Inc., Class A	2,397,410
5,849	Lazard, Ltd., Class A	255,192
469	Moody’s Corp.	183,182
76,927	Morgan Stanley	7,551,154
171	Morningstar, Inc.	58,480
1,329	MSCI, Inc., Class A	814,265
6,726	Nasdaq, Inc.	1,412,527
11,702	Northern Trust Corp.	1,399,676
10,018	Raymond James Financial, Inc.	1,005,807
4,063	S&P Global, Inc.	1,917,452
5,940	SEI Investments Co.	361,984
20,797	State Street Corp.	1,934,121
5,959	Stifel Financial Corp.	419,633
8,642	T. Rowe Price Group, Inc.	1,699,363
6,052	Tradeweb Markets, Inc., Class A	606,047
4,556	Virtu Financial, Inc., Class A	131,350

		60,169,646

Shares		Value
Common Stocks, continued
Chemicals (2.0%):
12,732	Air Products & Chemicals, Inc.	$3,873,838
6,651	Albemarle Corp.	1,554,804
3,252	Ashland Global Holdings, Inc.	350,110
10,370	Axalta Coating Systems, Ltd.*	343,454
3,894	Celanese Corp.	654,426
12,339	CF Industries Holdings, Inc.	873,354
4,833	Chemours Co. (The)	162,196
41,673	Corteva, Inc.	1,970,300
39,807	Dow, Inc.	2,257,853
30,295	DuPont de Nemours, Inc.	2,447,230
7,595	Eastman Chemical Co.	918,312
1,856	Ecolab, Inc.	435,399
13,763	Element Solutions, Inc.	334,166
5,492	FMC Corp.	603,516
11,568	Huntsman Corp.	403,492
14,475	International Flavors & Fragrances, Inc.	2,180,659
13,385	Lyondellbasell Industries NV	1,234,499
21,446	Mosaic Co. (The)	842,613
414	NewMarket Corp.	141,886
7,442	Olin Corp.	428,064
7,903	PPG Industries, Inc.	1,362,793
2,865	RPM International, Inc.	289,365
10,718	Valvoline, Inc.	399,674
1,610	Westlake Chemical Corp.	156,379

		24,218,382

Commercial Services & Supplies (0.5%):
10,882	ADT, Inc.	91,518
342	Cintas Corp.	151,564
3,034	Clean Harbors, Inc.*	302,702
3,136	Driven Brands Holdings, Inc.*	105,432
1,573	MSA Safety, Inc.	237,460
12,007	Republic Services, Inc., Class A	1,674,376
722	Rollins, Inc.	24,700
5,404	Stericycle, Inc.*	322,295
20,329	Waste Management, Inc.	3,392,910

		6,302,957

Communications Equipment (1.7%):
1,568	Arista Networks, Inc.*	225,400
8,667	Ciena Corp.*	667,099
242,802	Cisco Systems, Inc.	15,386,363
3,501	F5, Inc.*	856,730
19,049	Juniper Networks, Inc.	680,240
4,324	Lumentum Holdings, Inc.*	457,349
9,605	Motorola Solutions, Inc.	2,609,678
4,027	ViaSat, Inc.*	179,363

		21,062,222

Construction & Engineering (0.3%):
7,849	AECOM*	607,120
7,547	Jacobs Engineering Group, Inc.	1,050,769
3,097	MasTec, Inc.*	285,791
7,894	Quanta Services, Inc.	905,126
1,226	Valmont Industries, Inc.	307,113

		3,155,919

Construction Materials (0.3%):
2,326	Eagle Materials, Inc., Class A	387,186
3,595	Martin Marietta Materials, Inc.	1,583,669

See accompanying notes to the financial statements.

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Construction Materials, continued
7,546	Vulcan Materials Co.	$1,566,399

		3,537,254

Consumer Finance (0.8%):
19,997	Ally Financial, Inc.	952,057
13,226	American Express Co.	2,163,774
24,179	Capital One Financial Corp.	3,508,131
457	Credit Acceptance Corp.*	314,270
7,518	Discover Financial Services	868,780
6,488	OneMain Holdings, Inc.	324,659
3,625	Santander Consumer USA Holdings, Inc.	152,322
16,110	SLM Corp.	316,884
25,643	Synchrony Financial	1,189,579

		9,790,456

Containers & Packaging (0.7%):
88,464	Amcor plc	1,062,453
3,888	AptarGroup, Inc.	476,202
3,918	Ardagh Metal Packaging SA*^	35,380
2,203	Avery Dennison Corp.	477,104
12,998	Ball Corp.	1,251,317
7,745	Berry Global Group, Inc.*	571,426
6,325	Crown Holdings, Inc.	699,671
12,029	Graphic Packaging Holding Co.	234,565
21,890	International Paper Co.	1,028,392
5,278	Packaging Corp. of America	718,600
3,723	Sealed Air Corp.	251,191
4,453	Silgan Holdings, Inc.	190,767
5,785	Sonoco Products Co.	334,894
15,175	Westrock Co.	673,163

		8,005,125

Distributors (0.2%):
7,904	Genuine Parts Co.	1,108,141
15,586	LKQ Corp.	935,627

		2,043,768

Diversified Consumer Services (0.1%):
749	Bright Horizons Family Solutions, Inc.*	94,284
2,055	Chegg, Inc.*	63,089
1,725	Frontdoor, Inc.*	63,221
2,275	Grand Canyon Education, Inc.*	194,990
1,972	H&R Block, Inc.	46,460
490	Mister Car Wash, Inc.*^	8,923
9,361	Service Corp. International	664,537
6,890	Terminix Global Holdings, Inc.*	311,635

		1,447,139

Diversified Financial Services (2.7%):
105,386	Berkshire Hathaway, Inc., Class B*	31,510,414
21,383	Equitable Holdings, Inc.	701,149
12,750	Jefferies Financial Group, Inc.	494,700
6,146	Voya Financial, Inc.	407,541

		33,113,804

Diversified Telecommunication Services (1.9%):
410,406	AT&T, Inc.	10,095,988
58,901	Lumen Technologies, Inc.	739,208
238,089	Verizon Communications, Inc.	12,371,104

		23,206,300

Shares		Value
Common Stocks, continued
Electric Utilities (3.2%):
14,169	Alliant Energy Corp.	$870,968
28,680	American Electric Power Co., Inc.	2,551,660
3,053	Avangrid, Inc.	152,284
44,202	Duke Energy Corp.	4,636,790
21,621	Edison International	1,475,633
11,481	Entergy Corp.	1,293,335
13,011	Evergy, Inc.	892,685
19,558	Eversource Energy	1,779,387
56,045	Exelon Corp.	3,237,159
31,163	FirstEnergy Corp.	1,296,069
5,803	Hawaiian Electric Industries, Inc.	240,824
2,988	IDACORP, Inc.	338,570
112,667	NextEra Energy, Inc.	10,518,591
11,130	OGE Energy Corp.	427,169
85,771	PG&E Corp.*	1,041,260
6,620	Pinnacle West Capital Corp.	467,306
43,160	PPL Corp.	1,297,390
60,714	Southern Co. (The)	4,163,766
31,015	Xcel Energy, Inc.	2,099,716

		38,780,562

Electrical Equipment (1.1%):
1,934	Acuity Brands, Inc.	409,466
13,339	AMETEK, Inc.	1,961,367
9,888	ChargePoint Holdings, Inc.*^	188,366
22,868	Eaton Corp. plc	3,952,048
34,303	Emerson Electric Co.	3,189,150
3,159	Hubbell, Inc.	657,925
9,882	nVent Electric plc	375,516
3,019	Regal-Beloit Corp.	513,773
2,666	Rockwell Automation, Inc.	930,034
8,998	Sensata Technologies Holding plc*	555,087
5,552	Shoals Technologies Group, Inc., Class A*	134,914
11,468	Sunrun, Inc.*	393,352

		13,260,998

Electronic Equipment, Instruments & Components (0.7%):
9,755	Amphenol Corp., Class A	853,172
4,108	Arrow Electronics, Inc.*	551,581
5,385	Avnet, Inc.	222,024
113	Coherent, Inc.*	30,119
28,908	Corning, Inc.	1,076,245
3,551	Dolby Laboratories, Inc., Class A	338,126
2,002	IPG Photonics Corp.*	344,624
1,858	Jabil, Inc.	130,710
5,936	Keysight Technologies, Inc.*	1,225,844
1,323	Littlelfuse, Inc.	416,322
7,519	National Instruments Corp.	328,355
2,323	SYNNEX Corp.	265,658
2,644	Teledyne Technologies, Inc.*	1,155,137
14,421	Trimble, Inc.*	1,257,367
4,690	Vontier Corp.	144,124

		8,339,408

Energy Equipment & Services (0.4%):
42,173	Baker Hughes Co.	1,014,682
47,850	Halliburton Co.	1,094,330
23,183	NOV, Inc.	314,130
79,878	Schlumberger, Ltd.	2,392,346

		4,815,488

See accompanying notes to the financial statements.

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Entertainment (1.9%):
44,378	Activision Blizzard, Inc.	$2,952,468
16,419	Electronic Arts, Inc.	2,165,666
1,444	Liberty Media Corp-Liberty Formula One, Class A*	85,687
11,222	Liberty Media Corp-Liberty Formula One, Class C*	709,679
4,736	Live Nation Entertainment, Inc.*	566,852
681	Madison Square Garden Sports Corp., Class A*	118,310
5,223	Take-Two Interactive Software, Inc.*	928,232
99,000	Walt Disney Co. (The)*	15,334,110
455	World Wrestling Entertainment, Inc., Class A	22,450
32,162	Zynga, Inc.*	205,837

		23,089,291

Equity Real Estate Investment Trusts (4.8%):
8,928	Alexandria Real Estate Equities, Inc.	1,990,587
7,872	American Campus Communities, Inc.	450,987
16,421	American Homes 4 Rent, Class A	716,120
14,719	Americold Realty Trust	482,636
8,942	Apartment Income REIT Corp.	488,859
8,034	AvalonBay Communities, Inc.	2,029,308
8,861	Boston Properties, Inc.	1,020,610
17,646	Brixmor Property Group, Inc.	448,385
5,647	Camden Property Trust	1,009,006
8,445	Cousins Properties, Inc.	340,165
12,375	CubeSmart	704,261
7,176	Cyrusone, Inc.	643,831
16,053	Digital Realty Trust, Inc.	2,839,294
9,397	Douglas Emmett, Inc.	314,799
21,345	Duke Realty Corp.	1,401,086
4,018	EPR Properties	190,815
1,493	Equinix, Inc.	1,262,839
4,947	Equity Lifestyle Properties, Inc.	433,654
21,336	Equity Residential	1,930,908
3,764	Essex Property Trust, Inc.	1,325,794
6,919	Extra Space Storage, Inc.	1,568,745
4,370	Federal Realty Investment Trust	595,718
7,187	First Industrial Realty Trust, Inc.	475,779
12,922	Gaming and Leisure Properties, Inc.	628,784
12,404	Healthcare Trust of America, Inc., Class A	414,169
30,896	Healthpeak Properties, Inc.	1,115,037
5,787	Highwoods Properties, Inc.	258,042
40,615	Host Hotels & Resorts, Inc.*	706,295
8,064	Hudson Pacific Properties, Inc.	199,261
33,156	Invitation Homes, Inc.	1,503,293
5,185	Iron Mountain, Inc.	271,331
6,749	JBG SMITH Properties	193,764
6,942	Kilroy Realty Corp.	461,365
33,145	Kimco Realty Corp.	817,024
729	Lamar Advertising Co., Class A	88,428
4,511	Life Storage, Inc.	690,995
33,382	Medical Properties Trust, Inc.	788,817
6,638	Mid-America Apartment Communities, Inc.	1,523,023
9,801	National Retail Properties, Inc.	471,134
13,737	Omega Healthcare Investors, Inc.	406,478
3,171	Orion Office REIT, Inc.*	59,203
13,662	Parks Hotels & Resorts, Inc.*	257,938
42,344	Prologis, Inc.	7,129,036
2,012	Public Storage, Inc.	753,615
7,858	Rayonier, Inc.	317,149

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
32,246	Realty Income Corp.	$2,308,491
9,945	Regency Centers Corp.	749,356
7,919	Rexford Industrial Realty, Inc.	642,310
5,180	SBA Communications Corp.	2,015,124
2,348	Simon Property Group, Inc.	375,140
3,971	SL Green Realty Corp.^	284,721
7,201	Spirit Realty Capital, Inc.	347,016
13,725	STORE Capital Corp.	472,140
6,617	Sun Communities, Inc.	1,389,371
16,967	UDR, Inc.	1,017,850
22,494	Ventas, Inc.	1,149,893
34,370	VICI Properties, Inc.^	1,034,881
10,414	Vornado Realty Trust	435,930
24,510	Welltower, Inc.	2,102,223
43,067	Weyerhaeuser Co.	1,773,499
10,416	WP Carey, Inc.	854,633

		58,670,945

Food & Staples Retailing (1.5%):
8,525	Albertsons Cos., Inc., Class A^	257,370
2,206	Casey’s General Stores, Inc.	435,354
1,668	Costco Wholesale Corp.	946,923
5,335	Grocery Outlet Holding Corp.*	150,874
42,196	Kroger Co. (The)	1,909,791
12,788	US Foods Holding Corp.*	445,406
40,868	Walgreens Boots Alliance, Inc.	2,131,675
82,419	Walmart, Inc.	11,925,205

		18,202,598

Food Products (1.7%):
32,115	Archer-Daniels-Midland Co.	2,170,653
319	Beyond Meat, Inc.*^	20,786
8,099	Bunge, Ltd.	756,123
11,134	Campbell Soup Co.	483,884
26,491	Conagra Brands, Inc.	904,668
8,903	Darling Ingredients, Inc.*	616,889
11,319	Flowers Foods, Inc.	310,933
35,143	General Mills, Inc.	2,367,935
5,463	Hain Celestial Group, Inc. (The)*	232,778
1,066	Hershey Co. (The)	206,239
16,624	Hormel Foods Corp.	811,417
3,832	Ingredion, Inc.	370,325
5,930	JM Smucker Co. (The)	805,413
8,003	Kellogg Co.	515,553
40,150	Kraft Heinz Co. (The)	1,441,385
5,692	Lamb Weston Holdings, Inc.	360,759
14,307	McCormick & Co.	1,382,199
79,924	Mondelez International, Inc., Class A	5,299,760
1,856	Pilgrim’s Pride Corp.*	52,339
3,292	Post Holdings, Inc.*	371,107
16	Seaboard Corp.	62,960
16,605	Tyson Foods, Inc., Class A	1,447,292

		20,991,397

Gas Utilities (0.1%):
7,421	Atmos Energy Corp.	777,498
4,823	National Fuel Gas Co.	308,383
12,172	UGI Corp.	558,816

		1,644,697

See accompanying notes to the financial statements.

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies (3.9%):
49,898	Abbott Laboratories	$7,022,645
28,979	Baxter International, Inc.	2,487,557
16,395	Becton Dickinson & Co.	4,123,015
81,758	Boston Scientific Corp.*	3,473,080
2,787	Cooper Cos., Inc. (The)	1,167,586
34,534	Danaher Corp.	11,362,031
12,199	Dentsply Sirona, Inc.	680,582
9,252	Envista Holdings Corp.*	416,895
2,707	Figs, Inc., Class A*^	74,605
4,398	Globus Medical, Inc.*	317,536
14,455	Hologic, Inc.*	1,106,675
1,075	ICU Medical, Inc.*	255,141
4,271	Integra LifeSciences Holdings Corp.*	286,114
854	Masimo Corp.*	250,034
77,138	Medtronic plc	7,979,926
2,056	Quidel Corp.*	277,539
892	ResMed, Inc.	232,348
4,232	Steris plc	1,030,111
11,537	Stryker Corp.	3,085,225
139	Tandem Diabetes Care, Inc.*	20,922
2,158	Teleflex, Inc.	708,860
12,027	Zimmer Biomet Holdings, Inc.	1,527,910

		47,886,337

Health Care Providers & Services (4.9%):
4,965	Acadia Healthcare Co., Inc.*	301,376
642	agilon health, Inc.*	17,334
270	Amedisys, Inc.*	43,708
8,518	AmerisourceBergen Corp.	1,131,957
14,067	Anthem, Inc.	6,520,617
6,614	Cardinal Health, Inc.	340,555
33,196	Centene Corp.*	2,735,350
632	Chemed Corp.	334,353
18,658	Cigna Corp.	4,284,437
75,621	CVS Health Corp.	7,801,062
1,261	DaVita, Inc.*	143,451
2,527	Encompass Health Corp.	164,912
8,097	Henry Schein, Inc.*	627,760
7,445	Humana, Inc.	3,453,438
5,552	Laboratory Corp. of America Holdings*	1,744,494
7,516	McKesson Corp.	1,868,252
2,856	Molina Healthcare, Inc.*	908,436
447	Oak Street Health, Inc.*^	14,814
6,588	Premier, Inc., Class A	271,228
7,012	Quest Diagnostics, Inc.	1,213,146
4,275	Signify Health, Inc., Class A*^	60,791
50,322	UnitedHealth Group, Inc.	25,268,689
4,196	Universal Health Services, Inc., Class B	544,053

		59,794,213

Health Care Technology (0.2%):
17,077	Cerner Corp.	1,585,941
2,568	Certara, Inc.*	72,983
13,685	Change Healthcare, Inc.*	292,585
8,720	Teladoc Health, Inc.*	800,670

		2,752,179

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure (1.7%):
13,705	Aramark	$505,029
3,995	Boyd Gaming Corp.*	261,952
4,416	Caesars Entertainment, Inc.*	413,029
49,095	Carnival Corp., Class A*^	987,791
2,304	Darden Restaurants, Inc.	347,075
685	Domino’s Pizza, Inc.	386,566
5,306	Hilton Worldwide Holdings, Inc.*	827,683
2,578	Hyatt Hotels Corp., Class A*	247,230
2,346	Marriott Vacations Worldwide Corp.	396,427
35,271	McDonald’s Corp.	9,455,097
22,348	MGM Resorts International	1,002,978
21,701	Norwegian Cruise Line Holdings, Ltd.*	450,079
8,435	Penn National Gaming, Inc.*	437,355
1,582	Planet Fitness, Inc., Class A*	143,298
12,600	Royal Caribbean Cruises, Ltd.*	968,940
2,876	Six Flags Entertainment Corp.*	122,460
1,696	Travel + Leisure Co.	93,738
2,043	Wyndham Hotels & Resorts, Inc.	183,155
22,575	Yum China Holdings, Inc.	1,125,138
15,418	Yum! Brands, Inc.	2,140,943

		20,495,963

Household Durables (0.7%):
5,813	Bath & Body Works, Inc.	405,689
10,920	DR Horton, Inc.	1,184,274
8,806	Garmin, Ltd.	1,199,113
7,617	Leggett & Platt, Inc.	313,516
15,358	Lennar Corp., Class A	1,783,985
977	Lennar Corp., Class B	93,421
3,261	Mohawk Industries, Inc.*	594,089
21,370	Newell Brands, Inc.	466,721
58	NVR, Inc.*	342,714
10,624	PulteGroup, Inc.	607,268
3,611	Toll Brothers, Inc.	261,400
391	TopBuild Corp.*	107,881
3,473	Whirlpool Corp.	814,974

		8,175,045

Household Products (2.3%):
13,384	Church & Dwight Co., Inc.	1,371,860
1,442	Clorox Co. (The)	251,427
22,468	Colgate-Palmolive Co.	1,917,419
9,666	Kimberly-Clark Corp.	1,381,465
138,273	Procter & Gamble Co. (The)	22,618,697
3,469	Reynolds Consumer Products, Inc.	108,927
2,244	Spectrum Brands Holdings, Inc.	228,260

		27,878,055

Independent Power and Renewable Electricity Producers (0.2%):
37,863	AES Corp. (The)	920,071
5,860	Brookfield Renewable Corp., Class A	215,824
8,131	NRG Energy, Inc.	350,283
27,121	Vistra Corp.	617,545

		2,103,723

Industrial Conglomerates (1.7%):
28,303	3M Co.	5,027,462
1,769	Carlisle Cos., Inc.	438,924
62,689	General Electric Co.	5,922,230

See accompanying notes to the financial statements.

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Industrial Conglomerates, continued
31,289	Honeywell International, Inc.	$6,524,070
6,034	Roper Technologies, Inc.	2,967,883

		20,880,569

Insurance (3.9%):
37,522	Aflac, Inc.	2,190,910
673	Alleghany Corp.*	449,288
16,524	Allstate Corp. (The)	1,944,049
3,890	American Financial Group, Inc.	534,175
47,367	American International Group, Inc.	2,693,288
5,151	Aon plc, Class A	1,548,185
16,366	Arch Capital Group, Ltd.*	727,469
11,750	Arthur J. Gallagher & Co.	1,993,622
3,233	Assurant, Inc.	503,895
4,067	Assured Guaranty, Ltd.	204,163
6,672	Athene Holding, Ltd., Class A*	555,978
4,179	Axis Capital Holdings, Ltd.	227,630
4,601	Brighthouse Financial, Inc.*	238,332
12,947	Brown & Brown, Inc.	909,915
24,601	Chubb, Ltd.	4,755,619
8,474	Cincinnati Financial Corp.	965,443
1,529	CNA Financial Corp.	67,398
481	Erie Indemnity Co., Class A	92,669
1,779	Everest Re Group, Ltd.	487,304
15,398	Fidelity National Financial, Inc.	803,468
5,958	First American Financial Corp.	466,094
5,671	Globe Life, Inc.	531,486
2,076	Hanover Insurance Group, Inc. (The)	272,081
19,510	Hartford Financial Services Group, Inc. (The)	1,346,970
3,342	Kemper Corp.	196,476
1,836	Lemonade, Inc.*^	77,314
8,752	Lincoln National Corp.	597,412
12,283	Loews Corp.	709,466
658	Markel Corp.*	811,972
25,740	Marsh & McLennan Cos., Inc.	4,474,127
1,561	Mercury General Corp.	82,827
40,571	MetLife, Inc.	2,535,282
16,772	Old Republic International Corp.	412,256
2,208	Primerica, Inc.	338,420
15,292	Principal Financial Group, Inc.	1,106,070
33,462	Progressive Corp. (The)	3,434,874
21,860	Prudential Financial, Inc.	2,366,126
4,027	Reinsurance Group of America, Inc.	440,916
1,534	RenaissanceRe Holdings, Ltd.	259,752
14,204	Travelers Cos., Inc. (The)	2,221,932
11,781	Unum Group	289,459
177	White Mountains Insurance Group, Ltd.	179,460
7,168	Willis Towers Watson plc	1,702,328
7,971	WR Berkley Corp.	656,731

		47,402,631

Interactive Media & Services (1.3%):
2,402	Alphabet, Inc., Class A*	6,958,690
2,240	Alphabet, Inc., Class C*	6,481,642
4,438	IAC/InterActiveCorp.*	580,091
2,331	TripAdvisor, Inc.*	63,543
40,363	Twitter, Inc.*	1,744,489
628	Vimeo, Inc.*	11,279

		15,839,734

Shares		Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.1%):
1,058	DoorDash, Inc., Class A*	$157,536
21,733	Qurate Retail, Inc., Class A	165,171
1,921	Wayfair, Inc., Class A*^	364,932

		687,639

IT Services (2.7%):
7,195	Accenture plc, Class A	2,982,687
9,196	Akamai Technologies, Inc.*	1,076,300
3,044	Alliance Data Systems Corp.	202,639
7,415	Amdocs, Ltd.	554,939
1,915	Automatic Data Processing, Inc.	472,201
8,835	Black Knight, Inc.*	732,333
659	Broadridge Financial Solutions, Inc.	120,478
30,346	Cognizant Technology Solutions Corp., Class A	2,692,297
2,388	Concentrix Corp.	426,545
14,296	DXC Technology Co.*	460,188
883	Euronet Worldwide, Inc.*	105,227
6,490	Fastly, Inc., Class A*	230,071
34,840	Fidelity National Information Services, Inc.	3,802,786
32,032	Fiserv, Inc.*	3,324,601
3,563	FleetCor Technologies, Inc.*	797,542
9,999	Genpact, Ltd.	530,747
16,390	Global Payments, Inc.	2,215,600
8,727	GoDaddy, Inc., Class A*	740,573
51,339	International Business Machines Corp.	6,861,971
3,134	Jack Henry & Associates, Inc.	523,347
10,465	Kyndryl Holdings, Inc.*	189,416
2,207	Paychex, Inc.	301,255
25,382	Paysafe, Ltd.*^	99,244
705	Snowflake, Inc., Class A*	238,819
1,354	SolarWinds Corp.	19,213
564	Teradata Corp.*	23,953
6,880	Twilio, Inc., Class A*	1,811,779
5,546	VeriSign, Inc.*	1,407,686
18,478	Western Union Co. (The.)	329,648
887	WEX, Inc.*	124,526

		33,398,611

Leisure Products (0.1%):
3,775	Brunswick Corp.	380,256
7,549	Hasbro, Inc.	768,337
2,751	Hayward Holdings, Inc.*	72,159
1,084	Polaris, Inc.	119,142

		1,339,894

Life Sciences Tools & Services (1.6%):
678	Adaptive Biotechnologies Corp.*	19,025
1,894	Agilent Technologies, Inc.	302,377
1,214	Bio-Rad Laboratories, Inc., Class A*	917,262
212	Charles River Laboratories International, Inc.*	79,877
5,555	IQVIA Holdings, Inc.*	1,567,288
6,960	PerkinElmer, Inc.	1,399,377
13,033	Qiagen NV*	724,374
5,016	Syneos Health, Inc.*	515,043
20,542	Thermo Fisher Scientific, Inc.	13,706,444
266	Waters Corp.*	99,112

		19,330,179

See accompanying notes to the financial statements.

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery (1.9%):
3,134	AGCO Corp.	$363,607
1,546	Allison Transmission Holdings, Inc.	56,197
4,260	Caterpillar, Inc.	880,712
6,522	Colfax Corp.*	299,816
2,733	Crane Co.	278,028
8,251	Cummins, Inc.	1,799,873
6,024	Donaldson Co., Inc.	356,982
8,156	Dover Corp.	1,481,130
7,317	Flowserve Corp.	223,900
18,590	Fortive Corp.	1,418,231
5,779	Gates Industrial Corp. plc*	91,944
3,846	Graco, Inc.	310,065
4,347	IDEX Corp.	1,027,283
1,934	Illinois Tool Works, Inc.	477,311
23,436	Ingersoll-Rand, Inc.	1,449,985
4,838	ITT, Inc.	494,395
2,159	Middleby Corp. (The)*	424,805
2,812	Nordson Corp.	717,819
4,102	Oshkosh Corp.	462,336
24,422	Otis Worldwide Corp.	2,126,424
19,438	PACCAR, Inc.	1,715,598
6,190	Parker-Hannifin Corp.	1,969,163
9,500	Pentair plc	693,785
3,148	Snap-On, Inc.	678,016
9,204	Stanley Black & Decker, Inc.	1,736,059
3,825	Timken Co.	265,034
261	Toro Co. (The)	26,077
10,224	Wabtec Corp.	941,733
3,282	Woodward, Inc.	359,248
3,420	Xylem, Inc.	410,126

		23,535,682

Marine (0.0%†):
3,417	Kirby Corp.*	203,038

Media (1.9%):
3,967	Altice USA, Inc., Class A*	64,186
157	Cable One, Inc.	276,862
364	Charter Communications, Inc., Class A*	237,317
262,033	Comcast Corp., Class A	13,188,121
18,170	Discovery Communications, Inc., Class C*	416,093
9,922	Discovery, Inc., Class A*	233,564
14,185	DISH Network Corp., Class A*	460,161
18,716	Fox Corp., Class A	690,620
8,899	Fox Corp., Class B	304,969
22,970	Interpublic Group of Cos., Inc. (The)	860,227
1,281	Liberty Broadband Corp., Class A*	206,113
8,093	Liberty Broadband Corp., Class C*	1,303,782
9,293	Liberty Media Corp.-Liberty SiriusXM, Class C*	472,549
4,743	Liberty Media Corp-Liberty SiriusXM, Class A*	241,182
1,217	Loyalty Ventures, Inc.*	36,595
9,503	New York Times Co. (The), Class A	458,995
23,023	News Corp., Class A	513,643
6,485	News Corp., Class B	145,912
2,146	Nexstar Media Group, Inc., Class A	324,003
12,317	Omnicom Group, Inc.	902,467
49,544	Sirius XM Holdings, Inc.^	314,604
34,029	ViacomCBS, Inc., Class B	1,026,995

		22,678,960

Shares		Value
Common Stocks, continued
Metals & Mining (0.8%):
10,638	Alcoa Corp.	$633,812
26,232	Cleveland-Cliffs, Inc.*	571,071
59,357	Freeport-McMoRan, Inc.	2,476,968
46,283	Newmont Corp.	2,870,472
16,410	Nucor Corp.	1,873,201
3,594	Reliance Steel & Aluminum Co.	583,019
3,691	Royal Gold, Inc.	388,330
333	Southern Copper Corp.	20,549
8,729	Steel Dynamics, Inc.	541,809
15,097	United States Steel Corp.	359,459

		10,318,690

Mortgage Real Estate Investment Trusts (0.1%):
29,498	AGNC Investment Corp.	443,650
80,819	Annaly Capital Management, Inc.	632,004
23,975	New Residential Investment Corp.	256,772
16,039	Starwood Property Trust, Inc.	389,748

		1,722,174

Multiline Retail (0.6%):
7,665	Dollar General Corp.	1,807,637
12,863	Dollar Tree, Inc.*	1,807,509
8,785	Kohl’s Corp.	433,891
779	Nordstrom, Inc.*^	17,621
4,010	Ollie’s Bargain Outlet Holdings, Inc.*	205,272
15,402	Target Corp.	3,564,639

		7,836,569

Multi-Utilities (1.4%):
14,791	Ameren Corp.	1,316,547
33,623	CenterPoint Energy, Inc.	938,418
16,384	CMS Energy Corp.	1,065,779
20,382	Consolidated Edison, Inc.	1,738,992
46,515	Dominion Energy, Inc.	3,654,219
10,967	DTE Energy Co.	1,310,995
11,368	MDU Resources Group, Inc.	350,589
23,253	NiSource, Inc.	642,015
28,813	Public Service Enterprise Group, Inc.	1,922,692
18,419	Sempra Energy	2,436,465
18,162	WEC Energy Group, Inc.	1,762,986

		17,139,697

Oil, Gas & Consumable Fuels (4.7%):
20,972	Antero Midstream Corp.	203,009
21,006	APA Corp.	564,851
111,152	Chevron Corp.	13,043,687
75,795	ConocoPhillips	5,470,883
3,489	Continental Resources, Inc.	156,168
39,084	Coterra Energy, Inc.	742,596
38,328	Devon Energy Corp.	1,688,348
5,476	Diamondback Energy, Inc.	590,587
5,260	DT Midstream, Inc.	252,375
29,422	EOG Resources, Inc.	2,613,556
17,590	EQT Corp.*	383,638
243,316	Exxon Mobil Corp.	14,888,506
14,824	Hess Corp.	1,097,421
8,758	HollyFrontier Corp.	287,087
111,822	Kinder Morgan, Inc.	1,773,497
43,769	Marathon Oil Corp.	718,687
35,529	Marathon Petroleum Corp.	2,273,501

See accompanying notes to the financial statements.

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
42,720	Occidental Petroleum Corp.	$1,238,453
25,179	ONEOK, Inc.	1,479,518
24,920	Phillips 66	1,805,703
6,874	Pioneer Natural Resources Co.	1,250,243
13,211	Targa Resources Corp.	690,143
23,623	Valero Energy Corp.	1,774,323
69,442	Williams Cos., Inc.	1,808,270

		56,795,050

Paper & Forest Products (0.0%†):
4,665	Louisiana-Pacific Corp.	365,503
2,122	Sylvamo Corp.*	59,182

		424,685

Personal Products (0.0%†):
19,667	Coty, Inc., Class A*	206,503
4,604	Herbalife Nutrition, Ltd.*	188,442
1,501	Olaplex Holdings, Inc.*	43,724

		438,669

Pharmaceuticals (6.0%):
128,344	Bristol-Myers Squibb Co.	8,002,248
7,040	Catalent, Inc.*	901,331
26,049	Elanco Animal Health, Inc.*	739,271
10,281	Eli Lilly & Co.	2,839,818
10,205	Horizon Therapeutics plc*	1,099,691
3,561	Jazz Pharmaceuticals plc*	453,671
151,384	Johnson & Johnson	25,897,261
145,557	Merck & Co., Inc.	11,155,489
9,082	Nektar Therapeutics*	122,698
14,542	Organon & Co.	442,804
8,019	Perrigo Co. plc	311,939
320,747	Pfizer, Inc.	18,940,110
8,045	Royalty Pharma plc, Class A	320,593
69,294	Viatris, Inc.	937,548
1,470	Zoetis, Inc.	358,724

		72,523,196

Professional Services (0.7%):
1,300	CACI International, Inc., Class A*	349,973
24,954	Clarivate plc*	586,918
5,011	CoStar Group, Inc.*	396,019
10,081	Dun & Bradstreet Holdings, Inc.*	206,560
4,322	Equifax, Inc.	1,265,438
1,847	FTI Consulting, Inc.*	283,367
21,544	IHS Markit, Ltd.	2,863,628
8,260	Leidos Holdings, Inc.	734,314
3,257	ManpowerGroup, Inc.	317,004
20,709	Nielsen Holdings plc	424,742
857	Robert Half International, Inc.	95,573
3,250	Science Applications International Corp.	271,667
3,427	TransUnion	406,374
3,372	Verisk Analytics, Inc.	771,278

		8,972,855

Real Estate Management & Development (0.3%):
18,140	CBRE Group, Inc., Class A*	1,968,371
2,388	Howard Hughes Corp. (The)*	243,051
2,849	Jones Lang LaSalle, Inc.*	767,350
20,580	Opendoor Technologies, Inc.*	300,674

		3,279,446

Shares		Value
Common Stocks, continued
Road & Rail (1.2%):
525	AMERCO, Inc.	$381,271
126,825	CSX Corp.	4,768,620
582	J.B. Hunt Transport Services, Inc.	118,961
9,188	Knight-Swift Transportation Holdings, Inc.	559,917
281	Landstar System, Inc.	50,305
13,914	Norfolk Southern Corp.	4,142,337
488	Old Dominion Freight Line, Inc.	174,889
2,829	Ryder System, Inc.	233,194
3,052	Schneider National, Inc., Class B	82,129
4,961	TuSimple Holdings, Inc., Class A*^	177,852
13,144	Uber Technologies, Inc.*	551,128
13,585	Union Pacific Corp.	3,422,469

		14,663,072

Semiconductors & Semiconductor (0.0%†):
591	GLOBALFOUNDRIES, Inc.*^	38,397

Semiconductors & Semiconductor Equipment (2.9%):
18,646	Analog Devices, Inc.	3,277,407
849	Azenta, Inc.	87,540
3,184	Cirrus Logic, Inc.*	292,992
6,128	First Solar, Inc.*	534,117
232,233	Intel Corp.	11,960,000
47,019	Marvell Technology, Inc.	4,113,692
4,742	Microchip Technology, Inc.	412,839
55,485	Micron Technology, Inc.	5,168,428
537	MKS Instruments, Inc.	93,529
10,613	NXP Semiconductors NV	2,417,429
11,224	ON Semiconductor Corp.*	762,334
6,397	Qorvo, Inc.*	1,000,427
5,107	Skyworks Solutions, Inc.	792,300
20,166	Texas Instruments, Inc.	3,800,686
6,642	Wolfspeed, Inc.*	742,376

		35,456,096

Software (1.7%):
2,920	ANSYS, Inc.*	1,171,270
1,737	C3.ai, Inc., Class A*^	54,281
5,794	CDK Global, Inc.	241,842
7,612	Ceridian HCM Holding, Inc.*	795,150
4,444	Citrix Systems, Inc.	420,358
923	Cloudflare, Inc., Class A*	121,375
1,070	Datto Holding Corp.*^	28,194
3,487	Duck Creek Technologies, Inc.*	104,994
532	Dynatrace, Inc.*	32,106
4,857	Guidewire Software, Inc.*	551,415
9,722	Mandiant, Inc.*	170,524
1,819	Manhattan Associates, Inc.*	282,836
1,255	McAfee Corp., Class A	32,366
3,297	N-Able, Inc.*	36,597
23,359	NortonLifeLock, Inc.	606,867
10,142	Nuance Communications, Inc.*	561,055
6,415	Oracle Corp.	559,452
341	Paycor HCM, Inc.*^	9,824
168	Procore Technologies, Inc.*	13,435
43,460	salesforce.com, Inc.*	11,044,490
12,824	SS&C Technologies Holdings, Inc.	1,051,312
3,182	Synopsys, Inc.*	1,172,567
338	Tyler Technologies, Inc.*	181,827
7,580	VMware, Inc., Class A	878,370

		20,122,507

See accompanying notes to the financial statements.

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Specialty Retail (0.8%):
3,564	Advance Auto Parts, Inc.	$854,932
2,358	AutoNation, Inc.*	275,532
951	AutoZone, Inc.*	1,993,667
10,716	Best Buy Co., Inc.	1,088,746
255	Burlington Stores, Inc.*	74,335
8,515	CarMax, Inc.*	1,108,909
3,527	Dick’s Sporting Goods, Inc.^	405,570
5,484	Foot Locker, Inc.	239,267
11,133	Gap, Inc. (The)	196,497
558	Leslie’s, Inc.*	13,202
1,534	Lithia Motors, Inc.	455,521
2,675	O’Reilly Automotive, Inc.*	1,889,165
1,612	Penske Automotive Group, Inc.	172,839
2,711	Petco Health & Wellness Co., Inc.*	53,651
2,032	Victoria’s Secret & Co.*^	112,857
5,303	Vroom, Inc.*^	57,219
1,097	Williams-Sonoma, Inc.	185,536

		9,177,445

Technology Hardware, Storage & Peripherals (0.4%):
8,223	Dell Technologies, Inc., Class C*	461,886
74,968	Hewlett Packard Enterprise Co.	1,182,246
43,506	HP, Inc.	1,638,871
5,106	NCR Corp.*	205,261
4,169	NetApp, Inc.	383,506
766	Pure Storage, Inc., Class A*	24,933
18,030	Western Digital Corp.*	1,175,736
7,643	Xerox Holdings Corp.	173,038

		5,245,477

Textiles, Apparel & Luxury Goods (0.3%):
8,538	Capri Holdings, Ltd.*	554,202
2,536	Carter’s, Inc.	256,694
2,310	Columbia Sportswear Co.	225,086
1,324	Deckers Outdoor Corp.*	484,994
8,477	Hanesbrands, Inc.	141,735
4,261	PVH Corp.	454,436
2,653	Ralph Lauren Corp.	315,336
7,138	Skechers U.S.A., Inc., Class A*	309,789
14,443	Tapestry, Inc.	586,386
10,245	Under Armour, Inc., Class A*	217,092
10,506	Under Armour, Inc., Class C*	189,528
6,566	VF Corp.	480,762

		4,216,040

Thrifts & Mortgage Finance (0.1%):
17,550	MGIC Investment Corp.	253,071
25,277	New York Community Bancorp, Inc.	308,632
2,177	TFS Financial Corp.	38,903

Shares		Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
4,519	UWM Holdings Corp.^	$26,753

		627,359

Tobacco (0.9%):
47,513	Altria Group, Inc.	2,251,641
89,465	Philip Morris International, Inc.	8,499,175

		10,750,816

Trading Companies & Distributors (0.3%):
6,260	Air Lease Corp.	276,880
1,012	Core & Main, Inc., Class A*	30,704
3,920	Fastenal Co.	251,115
2,453	MSC Industrial Direct Co., Inc.	206,199
1,159	SiteOne Landscape Supply, Inc.*	280,803
2,773	United Rentals, Inc.*	921,440
9,748	Univar Solutions, Inc.*	276,356
479	W.W. Grainger, Inc.	248,237
1,899	Watsco, Inc.	594,159

		3,085,893

Water Utilities (0.2%):
10,463	American Water Works Co., Inc.	1,976,042
12,691	Essential Utilities, Inc.	681,380

		2,657,422

Wireless Telecommunication Services (0.3%):
33,843	T-Mobile USA, Inc.*	3,925,111

Total Common Stocks (Cost $897,664,188)		1,212,716,936

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (0.4%):
4,744,396	BlackRock Liquidity FedFund, Institutional Class, 0.03%(a)(b)	4,744,396

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $4,744,396)		4,744,396

Shares		Value
Unaffiliated Investment Company (0.5%):
Money Markets (0.5%):
6,475,837	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	6,475,837

Total Unaffiliated Investment Company (Cost $6,475,837)		6,475,837

Total Investment Securities
(Cost $908,884,421) — 100.4%(c)		1,223,937,169
Net other assets (liabilities) — (0.4)%		(4,889,868)

Net Assets — 100.0%		$1,219,047,301

Percentages indicated are based on net assets as of December 31, 2021.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $4,611,321.

+	Affiliated Securities

†	Represents less than 0.05%.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(b)	The rate represents the effective yield at December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/22	19	$4,520,575	$9,848

S&P Midcap 400 E-Mini March Futures (U.S. Dollar)	3/18/22	11	3,121,470	18,897

				$28,745

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in non-affiliates, at cost	$904,854,233
Investments in affiliates, at cost	4,030,188

Investments in non-affiliates, at value(a)	1,216,417,675
Investments in affiliates, at value	7,519,494
Cash	84,302
Deposit at broker for futures contracts collateral	371,200
Interest and dividends receivable	1,265,562
Receivable for capital shares issued	14,555
Receivable for investments sold	48,000
Reclaims receivable	16,072
Receivable from Manager	91,379
Prepaid expenses	5,987

Total Assets	1,225,834,226

Liabilities:
Payable for capital shares redeemed	1,092,368
Payable for collateral received on loaned securities	4,744,396
Payable for variation margin on futures contracts	14,408
Manager fees payable	446,734
Administration fees payable	194,933
Distribution fees payable	207,765
Custodian fees payable	5,908
Administrative and compliance services fees payable	1,798
Transfer agent fees payable	1,991
Trustee fees payable	10,099
Other accrued liabilities	66,525

Total Liabilities	6,786,925

Net Assets	$1,219,047,301

Net Assets Consist of:
Paid in capital	$798,076,451
Total distributable earnings	420,970,850

Net Assets	$1,219,047,301

Class 1
Net Assets	$221,723,295
Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,186,715
Net Asset Value (offering and redemption price per share)	$10.98

Class 2
Net Assets	$997,324,006
Shares of beneficial interest (unlimited number of shares authorized, no par value)	65,259,025
Net Asset Value (offering and redemption price per share)	$15.28

(a)	Includes securities on loan of $4,611,321.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from non-affiliates	$20,988,642
Dividends from affiliates	127,497
Interest	4,716
Income from securities lending	35,177
Foreign withholding tax	(3,328)

Total Investment Income	21,152,704

Expenses:
Management fees	4,753,614
Administration fees	410,806
Distribution fees — Class 2	2,226,277
Custodian fees	33,396
Administrative and compliance services fees	11,674
Transfer agent fees	9,935
Trustee fees	50,858
Professional fees	47,855
Licensing fees	184,282
Shareholder reports	32,392
Other expenses	122,738

Total expenses before reductions	7,883,827
Less Management fees contractually waived	(972,348)

Net expenses	6,911,479

Net Investment Income/(Loss)	14,241,225

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	102,217,814
Net realized gains/(losses) on affiliated transactions	733,567
Net realized gains/(losses) on futures contracts	1,775,319
Change in net unrealized appreciation/depreciation on securities and foreign currencies	106,780,391
Change in net unrealized appreciation/depreciation on affiliated transactions	694,783
Change in net unrealized appreciation/depreciation on futures contracts	(89,382)

Net realized and Change in net unrealized gains/losses on investments	212,112,492

Change in Net Assets Resulting From Operations	$226,353,717

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change In Net Assets:
Operations:
Net investment income/(loss)	$14,241,225	$15,702,119
Net realized gains/(losses) on investments	104,726,700	(2,483,973)
Change in unrealized appreciation/depreciation on investments	107,385,792	13,164,225

Change in net assets resulting from operations	226,353,717	26,382,371

Distributions to Shareholders:
Class 1	(4,881,633)	(12,916,998)
Class 2	(14,354,281)	(49,843,957)

Change in net assets resulting from distributions to shareholders	(19,235,914)	(62,760,955)

Capital Transactions:
Class 1
Proceeds from shares issued	526,725	437,497
Proceeds from in-kind shares issued(a)	59,450,043	—
Proceeds from dividends reinvested	4,881,633	12,916,998
Value of shares redeemed	(24,412,101)	(19,992,808)

Total Class 1 Shares	40,446,300	(6,638,313)

Class 2
Proceeds from shares issued	12,882,008	122,965,871
Proceeds from in-kind shares issued(a)	265,078,553	—
Proceeds from dividends reinvested	14,354,271	49,843,957
Value of shares redeemed	(246,954,539)	(156,409,611)

Total Class 2 Shares	45,360,293	16,400,217

Change in net assets resulting from capital transactions	85,806,593	9,761,904

Change in net assets	292,924,396	(26,616,680)
Net Assets:
Beginning of period	926,122,905	952,739,585

End of period	$1,219,047,301	$926,122,905

Share Transactions:
Class 1
Shares issued	50,094	53,357
Shares issued in-kind(a)	5,794,012	—
Dividends reinvested	470,292	1,596,662
Shares redeemed	(2,360,216)	(2,372,746)

Total Class 1 Shares	3,954,182	(722,727)

Class 2
Shares issued	863,525	12,177,510
Shares issued in-kind(a)	18,696,734	—
Dividends reinvested	993,375	4,450,353
Shares redeemed	(17,752,163)	(14,138,554)

Total Class 2 Shares	2,801,471	2,489,309

Change in shares	6,755,653	1,766,582

Amounts shown as “—” are either $0 or rounds to less than $1.

(a)	See Note 2 in Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021		2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$9.02		$9.75	$8.55	$10.65	$10.79

Investment Activities:
Net Investment Income/(Loss)	0.16	(a)	0.18 (a)	0.21 (a)	0.24	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	2.04		(0.06)	1.94	(1.02)	1.08

Total from Investment Activities	2.20		0.12	2.15	(0.78)	1.35

Distributions to Shareholders From:
Net Investment Income	(0.20)		(0.27)	(0.30)	(0.30)	(0.10)
Net Realized Gains	(0.04)		(0.58)	(0.65)	(1.02)	(1.39)

Total Dividends	(0.24)		(0.85)	(0.95)	(1.32)	(1.49)

Net Asset Value, End of Period	$10.98		$9.02	$9.75	$8.55	$10.65

Total Return(b)	24.55%		2.25%	26.13%	(8.50)%	13.38%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$221,723		$146,474	$165,337	$148,796	$185,903
Net Investment Income/(Loss)	1.52%		2.08%	2.21%	2.10%	2.07%
Expenses Before Reductions(c)	0.52%		0.52%	0.51%	0.50%	0.50%
Expenses Net of Reductions	0.43%		0.43%	0.43%	0.43%	0.45%
Portfolio Turnover Rate(d)	38	%(e)	27%	15%	22%	12%

Class 2

Net Asset Value, Beginning of Period	$12.48		$13.13	$11.22	$13.56	$13.39

Investment Activities:
Net Investment Income/(Loss)	0.18	(a)	0.21 (a)	0.25 (a)	0.28	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	2.83		(0.04)	2.57	(1.34)	1.42

Total from Investment Activities	3.01		0.17	2.82	(1.06)	1.66

Distributions to Shareholders From:
Net Investment Income	(0.17)		(0.24)	(0.26)	(0.26)	(0.10)
Net Realized Gains	(0.04)		(0.58)	(0.65)	(1.02)	(1.39)

Total Dividends	(0.21)		(0.82)	(0.91)	(1.28)	(1.49)

Net Asset Value, End of Period	$15.28		$12.48	$13.13	$11.22	$13.56

Total Return(b)	24.25%		2.01%	25.86%	(8.72)%	13.02%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$997,324		$779,649	$787,403	$720,365	$893,400
Net Investment Income/(Loss)	1.27%		1.83%	1.96%	1.85%	1.81%
Expenses Before Reductions(c)	0.77%		0.77%	0.76%	0.75%	0.75%
Expenses Net of Reductions	0.68%		0.68%	0.68%	0.68%	0.70%
Portfolio Turnover Rate(d)	38	%(e)	27%	15%	22%	12%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(e)	Excludes impact of in-kind transactions.

See accompanying notes to the financial statements.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.    All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,463 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $4,744,396 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

In-kind Subscriptions

During the year ended December 31, 2021, the AZL Russell 1000 Value Index Fund issued 5,794,012 shares valued at $59,450,043, and 18,696,734 shares valued at $265,078,553, of Class 1 and Class 2, respectively, in exchange for $34,180,067 in cash, and securities with a fair market value of $290,348,529, received from shareholders of the Franklin Mutual Shares VIP Fund.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $9.3 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$28,745	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,775,319	$(89,382)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL Russell 1000 Value Index Fund, Class 1	0.44%	0.59%

AZL Russell 1000 Value Index Fund, Class 2	0.44%	0.84%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.35% on all assets in order to maintain more competitive expense ratios. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

At December 31, 2021, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$5,692,228	$1,992,205	$(1,593,289)	$733,567	$694,783	$7,519,494	8,213	$127,497	$—

	$5,692,228	$1,992,205	$(1,593,289)	$733,567	$694,783	$7,519,494	8,213	$127,497	$—

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

20

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$1,212,716,936	$—	$—	$1,212,716,936
Short-Term Security Held as Collateral for Securities on Loan	4,744,396	—	—	4,744,396
Unaffiliated Investment Company	6,475,837	—	—	6,475,837

Total Investment Securities	1,223,937,169	—	—	1,223,937,169

Other Financial Instruments:*
Futures Contracts	28,745	—	—	28,745

Total Investments	$1,223,965,914	$—	$—	$1,223,965,914

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Russell 1000 Value Index Fund	$403,375,973	$609,262,843

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Concentration Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

21

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2021

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $919,892,531. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$326,153,633
Unrealized (depreciation)	(22,108,995)

Net unrealized appreciation/(depreciation)	$304,044,638

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$19,235,914	$—	$19,235,914

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Russell 1000 Value Index Fund	$20,818,702	$41,942,253	$62,760,955

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Russell 1000 Value Index Fund	$33,537,374	$83,388,838	$—	$304,044,638	$420,970,850

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 70% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Russell 1000 Value Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Russell 1000 Value Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

23

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $3,552,634.

24

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

25

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

26

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

27

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

28

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None
(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

29

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® S&P 500 Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 11

Statement of Operations Page 11

Statements of Changes in Net Assets Page 12

Financial Highlights Page 13

Notes to the Financial Statements Page 14

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned 28.12%. That compared to a 28.71% return for its benchmark, the S&P 500® Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

In the first quarter of 2021, favorable conditions carried over from the strong end of 2020. The Federal Reserve’s (the Fed) accommodative policies, along with a new $1.9 trillion stimulus package and the start of the vaccine rollout in the U.S., supported investor optimism for strong economic growth in the first quarter. All sectors within the S&P 500® Index posted positive returns over the first three months of 2021. The energy sector posted the strongest return for the quarter, supported by a rally in oil prices due to a surge in demand paired with unchanged production levels, along with oil transport concerns due to the temporary blockage of the Suez Canal. The financial sector was another top performer due to positive market conditions. By comparison, the information technology and consumer staples sectors lagged their peers within the U.S. market, albeit still posting positive returns, after posting strong gains in 2020.

During the second quarter, U.S. equity markets rallied as the vaccination campaign continued to accelerate and economic indicators continued to improve. The U.S. Consumer Price Index (CPI) increased by more than 4% year-over-year in April. But growing concerns about inflation were offset by the Fed’s commitment to maintain its accommodative monetary policies and the prospect of a bipartisan $1 trillion agreement for infrastructure that passed the Senate in May.

In the third quarter, strong economic data and corporate earnings reports helped push U.S. equities higher despite a resurgence in COVID-19 cases due to the arrival of the Delta variant in the U.S. However, concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande muted U.S. equity markets late in the quarter. Rising inflation and supply chain issues also weighed on market sentiment, as did the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter, the boost to investor sentiment from a strong earnings season was offset by a new, more transmissible COVID-19 variant (Omicron) and ongoing concerns about higher inflation rates. Markets recovered to post strong returns for the quarter after initial data showed existing vaccines remained effective against the Omicron variant, and the Fed clarified its plan to begin tightening its monetary policy in 2022. The falling unemployment rate and the final passage of the bipartisan infrastructure bill further supported the market performance over the quarter.

All sectors within the Index posted positive returns over the year. The energy, real estate, financials, and technology sectors were the top performers, while the communication services, consumer staples, and utilities sectors lagged their peers.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® S&P 500 Index Fund (Class 1 Shares)	28.42%	25.70%	18.16%	16.26%
AZL® S&P 500 Index Fund (Class 2 Shares)	28.12%	25.37%	17.87%	15.97%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.25%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.50%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,115.20	$1.39	0.26%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,113.70	$2.72	0.51%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,023.89	$1.33	0.26%

AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.63	$2.60	0.51%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Information Technology	29.0%

Health Care	13.2

Consumer Discretionary	12.5

Financials	10.6

Communication Services	10.1

Industrials	7.7

Consumer Staples	5.8

Real Estate	2.8

Energy	2.7

Materials	2.6

Utilities	2.5

Total Common Stocks	99.5

Unaffiliated Investment Company	0.5

Total Investment Securities	100.0

Net other assets (liabilities)	— †

Net Assets	100.0%

†	Represents less than 0.05%.

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.5%):
Aerospace & Defense (1.3%):
45,378	Boeing Co. (The)*	$9,135,499
19,149	General Dynamics Corp.	3,991,992
30,118	Howmet Aerospace, Inc.	958,656
3,244	Huntington Ingalls Industries, Inc.	605,785
16,231	L3harris Technologies, Inc.	3,461,098
20,134	Lockheed Martin Corp.	7,155,825
12,229	Northrop Grumman Corp.	4,733,479
122,884	Raytheon Technologies Corp.	10,575,397
18,285	Textron, Inc.	1,411,602
4,256	TransDigm Group, Inc.*	2,708,008

		44,737,341

Air Freight & Logistics (0.6%):
10,325	C.H. Robinson Worldwide, Inc.	1,111,280
14,168	Expeditors International of Washington, Inc.	1,902,621
20,095	FedEx Corp.	5,197,371
59,895	United Parcel Service, Inc., Class B	12,837,894

		21,049,166

Airlines (0.2%):
9,806	Alaska Air Group, Inc.*	510,893
54,514	American Airlines Group, Inc.*	979,072
52,317	Delta Air Lines, Inc.*	2,044,548
48,874	Southwest Airlines Co.*	2,093,762
26,090	United Airlines Holdings, Inc.*	1,142,220

		6,770,495

Auto Components (0.1%):
21,996	Aptiv plc*	3,628,240
19,968	BorgWarner, Inc.	899,958

		4,528,198

Automobiles (2.5%):
321,959	Ford Motor Co.	6,687,088
118,654	General Motors Co.*	6,956,684
66,819	Tesla, Inc.*	70,612,983

		84,256,755

Banks (3.9%):
591,588	Bank of America Corp.	26,319,750
162,799	Citigroup, Inc.	9,831,432
35,336	Citizens Financial Group, Inc.	1,669,626
10,847	Comerica, Inc.	943,689
55,847	Fifth Third Bancorp	2,432,137
14,876	First Republic Bank	3,072,043
116,784	Huntington Bancshares, Inc.	1,800,809
242,752	JPMorgan Chase & Co.	38,439,779
76,522	KeyCorp	1,769,954
10,596	M&T Bank Corp.	1,627,334
33,430	People’s United Financial, Inc.	595,723
34,739	PNC Financial Services Group, Inc. (The)	6,965,864
79,791	Regions Financial Corp.	1,739,444
5,024	Signature Bank	1,625,113
4,797	SVB Financial Group*	3,253,517
109,651	Truist Financial Corp.	6,420,066
110,572	U.S. Bancorp	6,210,829
327,520	Wells Fargo & Co.	15,714,410
13,489	Zions Bancorp	851,965

		131,283,484

Shares		Value
Common Stocks, continued
Beverages (1.4%):
15,557	Brown-Forman Corp., Class B	$1,133,483
319,326	Coca-Cola Co. (The)	18,907,292
13,440	Constellation Brands, Inc., Class C	3,373,037
15,437	Molson Coors Brewing Co., Class B	715,505
31,134	Monster Beverage Corp.*	2,990,109
113,574	PepsiCo, Inc.	19,728,940

		46,848,366

Biotechnology (1.8%):
145,218	AbbVie, Inc.	19,662,517
46,460	Amgen, Inc.	10,452,106
11,841	Biogen, Inc.*	2,840,893
103,038	Gilead Sciences, Inc.	7,481,589
15,928	Incyte Corp.*	1,169,115
28,972	Moderna, Inc.*	7,358,309
8,715	Regeneron Pharmaceuticals, Inc.*	5,503,697
21,045	Vertex Pharmaceuticals, Inc.*	4,621,482

		59,089,708

Building Products (0.5%):
11,080	A.O. Smith Corp.	951,218
7,641	Allegion plc	1,011,974
70,562	Carrier Global Corp.	3,827,283
10,910	Fortune Brands Home & Security, Inc.	1,166,279
58,570	Johnson Controls International plc	4,762,327
20,464	Masco Corp.	1,436,982
19,462	Trane Technologies plc	3,931,908

		17,087,971

Capital Markets (3.0%):
9,300	Ameriprise Financial, Inc.	2,805,438
62,965	Bank of New York Mellon Corp. (The)	3,657,007
11,731	BlackRock, Inc., Class A+	10,740,434
8,359	Cboe Global Markets, Inc.	1,090,014
123,491	Charles Schwab Corp. (The)	10,385,593
29,750	CME Group, Inc.	6,796,685
3,120	FactSet Research Systems, Inc.	1,516,351
22,367	Franklin Resources, Inc.	749,071
27,875	Goldman Sachs Group, Inc. (The)	10,663,581
46,659	Intercontinental Exchange, Inc.	6,381,551
25,595	Invesco, Ltd.	589,197
3,028	MarketAxess Holdings, Inc.	1,245,326
13,285	Moody’s Corp.	5,188,855
117,918	Morgan Stanley	11,574,831
6,772	MSCI, Inc., Class A	4,149,137
9,682	Nasdaq, Inc.	2,033,317
16,785	Northern Trust Corp.	2,007,654
15,046	Raymond James Financial, Inc.	1,510,618
19,754	S&P Global, Inc.	9,322,505
30,023	State Street Corp.	2,792,139
18,459	T. Rowe Price Group, Inc.	3,629,778

		98,829,082

Chemicals (1.8%):
18,088	Air Products & Chemicals, Inc.	5,503,455
9,472	Albemarle Corp.	2,214,269
9,194	Celanese Corp.	1,545,144
17,814	CF Industries Holdings, Inc.	1,260,875
59,506	Corteva, Inc.	2,813,444

See accompanying notes to the financial statements.

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Chemicals, continued
61,131	Dow, Inc.	$3,467,350
42,819	DuPont de Nemours, Inc.	3,458,919
10,924	Eastman Chemical Co.	1,320,821
20,443	Ecolab, Inc.	4,795,723
10,081	FMC Corp.	1,107,801
20,955	International Flavors & Fragrances, Inc.	3,156,871
42,102	Linde plc	14,585,396
21,895	Lyondellbasell Industries NV	2,019,376
31,815	Mosaic Co. (The)	1,250,011
19,501	PPG Industries, Inc.	3,362,752
19,699	Sherwin Williams Co.	6,937,200

		58,799,407

Commercial Services & Supplies (0.4%):
7,200	Cintas Corp.	3,190,824
17,340	Copart, Inc.*	2,629,091
17,104	Republic Services, Inc., Class A	2,385,153
17,773	Rollins, Inc.	608,014
31,398	Waste Management, Inc.	5,240,326

		14,053,408

Communications Equipment (0.9%):
18,676	Arista Networks, Inc.*	2,684,675
346,445	Cisco Systems, Inc.	21,954,219
5,055	F5, Inc.*	1,237,009
27,073	Juniper Networks, Inc.	966,777
13,734	Motorola Solutions, Inc.	3,731,528

		30,574,208

Construction & Engineering (0.1%):
10,700	Jacobs Engineering Group, Inc.	1,489,761
12,143	Quanta Services, Inc.	1,392,316

		2,882,077

Construction Materials (0.1%):
5,038	Martin Marietta Materials, Inc.	2,219,340
10,730	Vulcan Materials Co.	2,227,333

		4,446,673

Consumer Finance (0.6%):
51,387	American Express Co.	8,406,913
35,274	Capital One Financial Corp.	5,117,905
24,164	Discover Financial Services	2,792,392
44,296	Synchrony Financial	2,054,891

		18,372,101

Containers & Packaging (0.3%):
125,230	Amcor plc	1,504,012
6,803	Avery Dennison Corp.	1,473,326
26,185	Ball Corp.	2,520,830
30,727	International Paper Co.	1,443,554
7,397	Packaging Corp. of America	1,007,102
12,533	Sealed Air Corp.	845,602
22,845	Westrock Co.	1,013,404

		9,807,830

Distributors (0.1%):
11,943	Genuine Parts Co.	1,674,409
22,238	LKQ Corp.	1,334,947
3,329	Pool Corp.	1,884,214

		4,893,570

Shares		Value
Common Stocks, continued
Diversified Financial Services (1.3%):
150,433	Berkshire Hathaway, Inc., Class B*	$44,979,467

Diversified Telecommunication Services (1.0%):
586,578	AT&T, Inc.	14,429,819
76,344	Lumen Technologies, Inc.	958,117
340,082	Verizon Communications, Inc.	17,670,661

		33,058,597

Electric Utilities (1.6%):
19,907	Alliant Energy Corp.	1,223,683
41,142	American Electric Power Co., Inc.	3,660,404
62,811	Duke Energy Corp.	6,588,874
31,922	Edison International	2,178,676
16,681	Entergy Corp.	1,879,115
18,406	Evergy, Inc.	1,262,836
28,476	Eversource Energy	2,590,746
80,268	Exelon Corp.	4,636,280
45,321	FirstEnergy Corp.	1,884,900
161,174	NextEra Energy, Inc.	15,047,204
9,237	Pinnacle West Capital Corp.	652,040
61,480	PPL Corp.	1,848,089
86,577	Southern Co. (The)	5,937,451
44,104	Xcel Energy, Inc.	2,985,841

		52,376,139

Electrical Equipment (0.5%):
19,255	AMETEK, Inc.	2,831,255
32,588	Eaton Corp. plc	5,631,858
49,339	Emerson Electric Co.	4,587,047
5,161	Generac Holdings, Inc.*	1,816,259
9,511	Rockwell Automation, Inc.	3,317,913

		18,184,332

Electronic Equipment, Instruments & Components (0.7%):
48,785	Amphenol Corp., Class A	4,266,736
10,933	CDW Corp.	2,238,860
64,259	Corning, Inc.	2,392,363
2,737	IPG Photonics Corp.*	471,147
14,845	Keysight Technologies, Inc.*	3,065,641
27,054	TE Connectivity, Ltd.	4,364,892
3,859	Teledyne Technologies, Inc.*	1,685,958
21,037	Trimble, Inc.*	1,834,216
4,445	Zebra Technologies Corp., Class A*	2,645,664

		22,965,477

Energy Equipment & Services (0.2%):
72,702	Baker Hughes Co.	1,749,210
73,239	Halliburton Co.	1,674,976
113,666	Schlumberger, Ltd.	3,404,297

		6,828,483

Entertainment (1.7%):
63,926	Activision Blizzard, Inc.	4,252,997
22,983	Electronic Arts, Inc.	3,031,458
11,546	Live Nation Entertainment, Inc.*	1,381,941
36,385	Netflix, Inc.*	21,919,779
9,562	Take-Two Interactive Software, Inc.*	1,699,358
149,263	Walt Disney Co. (The)*	23,119,346

		55,404,879

See accompanying notes to the financial statements.

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts (2.7%):
11,659	Alexandria Real Estate Equities, Inc.	$2,599,491
37,536	American Tower Corp.	10,979,280
11,298	AvalonBay Communities, Inc.	2,853,762
11,471	Boston Properties, Inc.	1,321,230
35,522	Crown Castle International Corp.	7,414,862
23,489	Digital Realty Trust, Inc.	4,154,499
31,206	Duke Realty Corp.	2,048,362
7,362	Equinix, Inc.	6,227,074
28,458	Equity Residential	2,575,449
5,434	Essex Property Trust, Inc.	1,914,018
10,858	Extra Space Storage, Inc.	2,461,834
5,380	Federal Realty Investment Trust	733,402
159	Gaming and Leisure Properties, Inc.	7,737
44,266	Healthpeak Properties, Inc.	1,597,560
59,605	Host Hotels & Resorts, Inc.*	1,036,531
22,671	Iron Mountain, Inc.	1,186,373
50,093	Kimco Realty Corp.	1,234,792
9,574	Mid-America Apartment Communities, Inc.	2,196,659
60,730	Prologis, Inc.	10,224,503
12,532	Public Storage, Inc.	4,693,986
46,888	Realty Income Corp.	3,356,712
13,229	Regency Centers Corp.	996,805
9,023	SBA Communications Corp.	3,510,128
27,260	Simon Property Group, Inc.	4,355,330
23,907	UDR, Inc.	1,434,181
33,225	Ventas, Inc.	1,698,462
12,354	Vornado Realty Trust	517,138
35,017	Welltower, Inc.	3,003,408
61,424	Weyerhaeuser Co.	2,529,440

		88,863,008

Food & Staples Retailing (1.4%):
36,292	Costco Wholesale Corp.	20,602,968
54,938	Kroger Co. (The)	2,486,494
42,120	Sysco Corp.	3,308,526
58,494	Walgreens Boots Alliance, Inc.	3,051,047
116,817	Walmart, Inc.	16,902,252

		46,351,287

Food Products (0.9%):
45,606	Archer-Daniels-Midland Co.	3,082,510
16,606	Campbell Soup Co.	721,697
38,775	Conagra Brands, Inc.	1,324,166
50,170	General Mills, Inc.	3,380,455
11,716	Hershey Co. (The)	2,266,694
24,048	Hormel Foods Corp.	1,173,783
8,653	JM Smucker Co. (The)	1,175,250
20,373	Kellogg Co.	1,312,429
57,946	Kraft Heinz Co. (The)	2,080,261
12,006	Lamb Weston Holdings, Inc.	760,940
20,709	McCormick & Co.	2,000,696
115,180	Mondelez International, Inc., Class A	7,637,586
23,711	Tyson Foods, Inc., Class A	2,066,651

		28,983,118

Gas Utilities (0.0%†):
11,187	Atmos Energy Corp.	1,172,062

Health Care Equipment & Supplies (3.5%):
145,251	Abbott Laboratories	20,442,626
3,651	ABIOMED, Inc.*	1,311,330

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
5,991	Align Technology, Inc.*	$3,937,165
41,024	Baxter International, Inc.	3,521,500
23,537	Becton Dickinson & Co.	5,919,085
117,774	Boston Scientific Corp.*	5,003,039
4,093	Cooper Cos., Inc. (The)	1,714,721
52,240	Danaher Corp.	17,187,482
18,705	Dentsply Sirona, Inc.	1,043,552
7,988	DexCom, Inc.*	4,289,157
51,284	Edwards Lifesciences Corp.*	6,643,842
21,161	Hologic, Inc.*	1,620,086
7,017	IDEXX Laboratories, Inc.*	4,620,414
29,310	Intuitive Surgical, Inc.*	10,531,083
110,548	Medtronic plc	11,436,191
12,033	ResMed, Inc.	3,134,356
8,195	Steris plc	1,994,745
27,511	Stryker Corp.	7,356,992
3,756	Teleflex, Inc.	1,233,771
6,139	West Pharmaceutical Services, Inc.	2,879,252
16,778	Zimmer Biomet Holdings, Inc.	2,131,477

		117,951,866

Health Care Providers & Services (2.8%):
12,113	AmerisourceBergen Corp.	1,609,697
19,988	Anthem, Inc.	9,265,237
23,141	Cardinal Health, Inc.	1,191,530
48,332	Centene Corp.*	3,982,557
27,468	Cigna Corp.	6,307,477
108,884	CVS Health Corp.	11,232,473
4,784	DaVita, Inc.*	544,228
19,848	HCA Healthcare, Inc.	5,099,348
11,839	Henry Schein, Inc.*	917,878
10,632	Humana, Inc.	4,931,760
7,719	Laboratory Corp. of America Holdings*	2,425,387
12,644	McKesson Corp.	3,142,919
10,043	Quest Diagnostics, Inc.	1,737,539
77,366	UnitedHealth Group, Inc.	38,848,563
5,848	Universal Health Services, Inc., Class B	758,252

		91,994,845

Health Care Technology (0.1%):
24,049	Cerner Corp.	2,233,431

Hotels, Restaurants & Leisure (1.6%):
17,353	Caesars Entertainment, Inc.*	1,623,026
64,958	Carnival Corp., Class A*	1,306,955
2,308	Chipotle Mexican Grill, Inc.*	4,034,961
10,600	Darden Restaurants, Inc.	1,596,784
3,027	Domino’s Pizza, Inc.	1,708,227
22,923	Hilton Worldwide Holdings, Inc.*	3,575,759
28,260	Las Vegas Sands Corp.*	1,063,706
22,693	Marriott International, Inc., Class A*	3,749,791
61,380	McDonald’s Corp.	16,454,137
30,994	MGM Resorts International	1,391,011
30,467	Norwegian Cruise Line Holdings, Ltd.*	631,886
13,824	Penn National Gaming, Inc.*	716,774
17,648	Royal Caribbean Cruises, Ltd.*	1,357,131
96,927	Starbucks Corp.	11,337,551
8,859	Wynn Resorts, Ltd.*	753,369
23,815	Yum! Brands, Inc.	3,306,951

		54,608,019

See accompanying notes to the financial statements.

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Household Durables (0.4%):
22,033	Bath & Body Works, Inc.	$1,537,683
26,931	DR Horton, Inc.	2,920,667
12,607	Garmin, Ltd.	1,716,695
21,895	Lennar Corp., Class A	2,543,323
4,335	Mohawk Industries, Inc.*	789,750
31,308	Newell Brands, Inc.	683,767
275	NVR, Inc.*	1,624,939
20,880	PulteGroup, Inc.	1,193,501
4,990	Whirlpool Corp.	1,170,954

		14,181,279

Household Products (1.4%):
20,462	Church & Dwight Co., Inc.	2,097,355
9,864	Clorox Co. (The)	1,719,887
68,986	Colgate-Palmolive Co.	5,887,265
27,444	Kimberly-Clark Corp.	3,922,297
198,780	Procter & Gamble Co. (The)	32,516,432

		46,143,236

Independent Power and Renewable Electricity Producers (0.1%):
53,680	AES Corp. (The)	1,304,424
19,447	NRG Energy, Inc.	837,777

		2,142,201

Industrial Conglomerates (1.0%):
47,319	3M Co.	8,405,274
90,440	General Electric Co.	8,543,867
56,549	Honeywell International, Inc.	11,791,032
8,622	Roper Technologies, Inc.	4,240,817

		32,980,990

Insurance (1.8%):
49,997	Aflac, Inc.	2,919,325
23,758	Allstate Corp. (The)	2,795,129
68,812	American International Group, Inc.	3,912,650
18,260	Aon plc, Class A	5,488,226
17,057	Arthur J. Gallagher & Co.	2,894,061
4,561	Assurant, Inc.	710,877
18,950	Brown & Brown, Inc.	1,331,806
35,181	Chubb, Ltd.	6,800,839
12,245	Cincinnati Financial Corp.	1,395,073
3,361	Everest Re Group, Ltd.	920,645
7,777	Globe Life, Inc.	728,860
27,358	Hartford Financial Services Group, Inc. (The)	1,888,796
13,697	Lincoln National Corp.	934,957
17,114	Loews Corp.	988,505
41,631	Marsh & McLennan Cos., Inc.	7,236,300
59,255	MetLife, Inc.	3,702,845
20,561	Principal Financial Group, Inc.	1,487,177
47,984	Progressive Corp. (The)	4,925,558
30,913	Prudential Financial, Inc.	3,346,023
20,199	Travelers Cos., Inc. (The)	3,159,730
10,275	Willis Towers Watson plc	2,440,210
11,826	WR Berkley Corp.	974,344

		60,981,936

Interactive Media & Services (6.3%):
24,709	Alphabet, Inc., Class A*	71,582,961
22,968	Alphabet, Inc., Class C*	66,459,975

Shares		Value
Common Stocks, continued
Interactive Media & Services, continued
22,939	Match Group, Inc.*	$3,033,683
194,371	Meta Platforms, Inc., Class A*	65,376,686
65,619	Twitter, Inc.*	2,836,053

		209,289,358

Internet & Direct Marketing Retail (4.1%):
35,826	Amazon.com, Inc.*	119,456,065
3,382	Booking Holdings, Inc.*	8,114,196
51,880	eBay, Inc.	3,450,020
10,493	Etsy, Inc.*	2,297,337
12,075	Expedia Group, Inc.*	2,182,194

		135,499,812

IT Services (4.5%):
51,884	Accenture plc, Class A	21,508,512
13,410	Akamai Technologies, Inc.*	1,569,506
34,428	Automatic Data Processing, Inc.	8,489,256
9,638	Broadridge Financial Solutions, Inc.	1,762,019
42,746	Cognizant Technology Solutions Corp., Class A	3,792,425
21,865	DXC Technology Co.*	703,834
4,728	EPAM Systems, Inc.*	3,160,432
49,869	Fidelity National Information Services, Inc.	5,443,201
48,637	Fiserv, Inc.*	5,048,034
6,524	FleetCor Technologies, Inc.*	1,460,332
6,721	Gartner, Inc.*	2,246,965
24,180	Global Payments, Inc.	3,268,652
73,665	International Business Machines Corp.	9,846,064
6,331	Jack Henry & Associates, Inc.	1,057,214
71,258	Mastercard, Inc., Class A	25,604,425
26,437	Paychex, Inc.	3,608,651
96,511	PayPal Holdings, Inc.*	18,200,044
7,951	VeriSign, Inc.*	2,018,123
137,753	Visa, Inc., Class A	29,852,453

		148,640,142

Leisure Products (0.0%†):
10,886	Hasbro, Inc.	1,107,977

Life Sciences Tools & Services (1.4%):
24,866	Agilent Technologies, Inc.	3,969,857
1,751	Bio-Rad Laboratories, Inc., Class A*	1,323,003
3,249	Bio-Techne Corp.	1,680,838
4,160	Charles River Laboratories International, Inc.*	1,567,405
12,953	Illumina, Inc.*	4,927,839
15,648	IQVIA Holdings, Inc.*	4,414,927
1,895	Mettler-Toledo International, Inc.*	3,216,213
10,459	PerkinElmer, Inc.	2,102,886
32,368	Thermo Fisher Scientific, Inc.	21,597,224
4,951	Waters Corp.*	1,844,743

		46,644,935

Machinery (1.5%):
44,347	Caterpillar, Inc.	9,168,299
11,704	Cummins, Inc.	2,553,111
23,145	Deere & Co.	7,936,189
12,027	Dover Corp.	2,184,103
28,761	Fortive Corp.	2,194,177
6,166	IDEX Corp.	1,457,149
23,555	Illinois Tool Works, Inc.	5,813,374
33,734	Ingersoll-Rand, Inc.	2,087,123

See accompanying notes to the financial statements.

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Machinery, continued
34,996	Otis Worldwide Corp.	$3,047,102
28,859	PACCAR, Inc.	2,547,095
10,561	Parker-Hannifin Corp.	3,359,665
14,162	Pentair plc	1,034,251
4,577	Snap-On, Inc.	985,794
13,475	Stanley Black & Decker, Inc.	2,541,654
15,515	Wabtec Corp.	1,429,087
15,138	Xylem, Inc.	1,815,349

		50,153,522

Media (1.0%):
10,100	Charter Communications, Inc., Class A*	6,584,897
374,526	Comcast Corp., Class A	18,849,894
26,156	Discovery Communications, Inc., Class C*	598,972
13,843	Discovery, Inc., Class A*	325,864
20,778	DISH Network Corp., Class A*	674,038
25,373	Fox Corp., Class A	936,264
11,105	Fox Corp., Class B	380,568
31,245	Interpublic Group of Cos., Inc. (The)	1,170,125
32,464	News Corp., Class A	724,272
10,641	News Corp., Class B	239,423
17,326	Omnicom Group, Inc.	1,269,476
51,369	ViacomCBS, Inc., Class B	1,550,317

		33,304,110

Metals & Mining (0.4%):
119,952	Freeport-McMoRan, Inc.	5,005,597
65,960	Newmont Corp.	4,090,839
23,086	Nucor Corp.	2,635,267

		11,731,703

Multiline Retail (0.5%):
19,259	Dollar General Corp.	4,541,850
18,328	Dollar Tree, Inc.*	2,575,451
40,001	Target Corp.	9,257,831

		16,375,132

Multi-Utilities (0.7%):
20,815	Ameren Corp.	1,852,743
50,376	CenterPoint Energy, Inc.	1,405,994
23,684	CMS Energy Corp.	1,540,644
29,212	Consolidated Edison, Inc.	2,492,368
66,261	Dominion Energy, Inc.	5,205,464
16,294	DTE Energy Co.	1,947,785
32,722	NiSource, Inc.	903,454
42,196	Public Service Enterprise Group, Inc.	2,815,739
26,088	Sempra Energy	3,450,921
26,015	WEC Energy Group, Inc.	2,525,276

		24,140,388

Oil, Gas & Consumable Fuels (2.5%):
30,076	APA Corp.	808,744
158,345	Chevron Corp.	18,581,786
107,942	ConocoPhillips	7,791,254
66,817	Coterra Energy, Inc.	1,269,523
52,785	Devon Energy Corp.	2,325,179
14,209	Diamondback Energy, Inc.	1,532,441
48,277	EOG Resources, Inc.	4,288,446
347,755	Exxon Mobil Corp.	21,279,128
23,135	Hess Corp.	1,712,684

Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
157,270	Kinder Morgan, Inc.	$2,494,302
65,066	Marathon Oil Corp.	1,068,384
51,017	Marathon Petroleum Corp.	3,264,578
72,410	Occidental Petroleum Corp.	2,099,166
36,226	ONEOK, Inc.	2,128,640
36,549	Phillips 66	2,648,340
18,515	Pioneer Natural Resources Co.	3,367,508
33,691	Valero Energy Corp.	2,530,531
101,528	Williams Cos., Inc.	2,643,789

		81,834,423

Personal Products (0.2%):
18,930	Estee Lauder Co., Inc. (The), Class A	7,007,886

Pharmaceuticals (3.7%):
182,327	Bristol-Myers Squibb Co.	11,368,089
14,300	Catalent, Inc.*	1,830,829
65,219	Eli Lilly & Co.	18,014,792
216,247	Johnson & Johnson	36,993,374
207,329	Merck & Co., Inc.	15,889,695
21,014	Organon & Co.	639,876
461,054	Pfizer, Inc.	27,225,239
97,917	Viatris, Inc.	1,324,817
38,943	Zoetis, Inc.	9,503,260

		122,789,971

Professional Services (0.4%):
9,869	Equifax, Inc.	2,889,544
32,626	IHS Markit, Ltd.	4,336,648
11,329	Leidos Holdings, Inc.	1,007,148
28,405	Nielsen Holdings plc	582,586
8,628	Robert Half International, Inc.	962,195
13,157	Verisk Analytics, Inc.	3,009,401

		12,787,522

Real Estate Management & Development (0.1%):
2,485,087	BGP Holdings plc*(a)	—
27,110	CBRE Group, Inc., Class A*	2,941,706

		2,941,706

Road & Rail (0.9%):
181,148	CSX Corp.	6,811,165
6,701	J.B. Hunt Transport Services, Inc.	1,369,684
20,166	Norfolk Southern Corp.	6,003,620
7,533	Old Dominion Freight Line, Inc.	2,699,677
52,807	Union Pacific Corp.	13,303,667

		30,187,813

Semiconductors & Semiconductor Equipment (6.3%):
99,196	Advanced Micro Devices, Inc.*	14,274,304
43,918	Analog Devices, Inc.	7,719,467
74,169	Applied Materials, Inc.	11,671,234
33,811	Broadcom, Inc.	22,498,178
11,042	Enphase Energy, Inc.*	2,020,023
334,073	Intel Corp.	17,204,760
12,454	KLA Corp.	5,356,590
11,506	Lam Research Corp.	8,274,540
45,551	Microchip Technology, Inc.	3,965,670
92,101	Micron Technology, Inc.	8,579,208
3,588	Monolithic Power Systems, Inc.	1,770,068
205,356	NVIDIA Corp.	60,397,253

See accompanying notes to the financial statements.

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
21,824	NXP Semiconductors NV	$4,971,071
8,768	Qorvo, Inc.*	1,371,228
91,999	Qualcomm, Inc.	16,823,857
13,629	Skyworks Solutions, Inc.	2,114,403
4,353	SolarEdge Technologies, Inc.*	1,221,321
13,316	Teradyne, Inc.	2,177,565
75,861	Texas Instruments, Inc.	14,297,523
20,507	Xilinx, Inc.	4,348,099

		211,056,362

Software (9.5%):
39,083	Adobe, Inc.*	22,162,406
7,051	ANSYS, Inc.*	2,828,297
17,977	Autodesk, Inc.*	5,054,953
22,765	Cadence Design Systems, Inc.*	4,242,258
10,915	Ceridian HCM Holding, Inc.*	1,140,181
10,529	Citrix Systems, Inc.	995,938
11,032	Fortinet, Inc.*	3,964,901
23,260	Intuit, Inc.	14,961,297
616,723	Microsoft Corp.	207,416,279
46,425	NortonLifeLock, Inc.	1,206,121
132,485	Oracle Corp.	11,554,017
3,867	Paycom Software, Inc.*	1,605,540
9,000	PTC, Inc.*	1,090,350
80,417	salesforce.com, Inc.*	20,436,372
16,310	ServiceNow, Inc.*	10,586,984
12,527	Synopsys, Inc.*	4,616,200
3,404	Tyler Technologies, Inc.*	1,831,182

		315,693,276

Specialty Retail (2.3%):
5,233	Advance Auto Parts, Inc.	1,255,292
1,726	AutoZone, Inc.*	3,618,369
18,058	Best Buy Co., Inc.	1,834,693
13,005	CarMax, Inc.*	1,693,641
18,481	Gap, Inc. (The)	326,190
86,690	Home Depot, Inc. (The)	35,977,217
56,878	Lowe’s Cos., Inc.	14,701,825
5,584	O’Reilly Automotive, Inc.*	3,943,588
29,550	Ross Stores, Inc.	3,376,974
99,464	TJX Cos., Inc. (The)	7,551,307
9,264	Tractor Supply Co.	2,210,390
4,540	Ulta Beauty, Inc.*	1,872,024

		78,361,510

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (7.1%):
1,280,276	Apple, Inc.	$227,338,609
107,814	Hewlett Packard Enterprise Co.	1,700,227
95,516	HP, Inc.	3,598,088
18,497	NetApp, Inc.	1,701,539
16,493	Seagate Technology Holdings plc	1,863,379
25,241	Western Digital Corp.*	1,645,966

		237,847,808

Textiles, Apparel & Luxury Goods (0.7%):
104,962	Nike, Inc., Class B	17,494,017
5,759	PVH Corp.	614,197
4,406	Ralph Lauren Corp.	523,697
23,538	Tapestry, Inc.	955,643
16,585	Under Armour, Inc., Class A*	351,436
18,266	Under Armour, Inc., Class C*	329,519
27,374	VF Corp.	2,004,324

		22,272,833

Tobacco (0.6%):
151,878	Altria Group, Inc.	7,197,498
127,768	Philip Morris International, Inc.	12,137,960

		19,335,458

Trading Companies & Distributors (0.2%):
47,965	Fastenal Co.	3,072,638
5,834	United Rentals, Inc.*	1,938,580
3,634	W.W. Grainger, Inc.	1,883,284

		6,894,502

Water Utilities (0.1%):
15,087	American Water Works Co., Inc.	2,849,331

Wireless Telecommunication Services (0.2%):
48,027	T-Mobile USA, Inc.*	5,570,171

Total Common Stocks (Cost $1,230,876,286)		3,315,012,143

Unaffiliated Investment Company (0.5%):
Money Markets (0.5%):
17,855,678	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	17,855,678

Total Unaffiliated Investment Company (Cost $17,855,678)		17,855,678

Total Investment Securities (Cost $1,248,731,964) — 100.0%(c)		3,332,867,821
Net other assets (liabilities) — 0.0%†		169,806

Net Assets — 100.0%		$3,333,037,627

Percentages indicated are based on net assets as of December 31, 2021.

* Non-income	producing security.

+ Affiliated	Securities

† Represents	less than 0.05%.

(a) Security

was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2021. The total of all such securities represent 0.00% of the net assets of the fund.

(b) The	rate represents the effective yield at December 31, 2021.

(c) See	Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are either $0 or round to less than $1.

See accompanying notes to the financial statements.

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/18/22	83	$19,747,775	$115,888

				$115,888

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investments in non-affiliates, at cost	$1,244,879,411
Investments in affiliates, at cost	3,852,553

Investments in non-affiliates, at value	3,322,127,387
Investments in affiliates, at value	10,740,434
Cash	28,471
Deposit at broker for futures contracts collateral	965,000
Interest and dividends receivable	1,995,732
Foreign currency, at value (cost $101,115)	98,809
Receivable for investments sold	139,000
Reclaims receivable	79,190
Prepaid expenses	16,427

Total Assets	3,336,190,450

Liabilities:
Payable for capital shares redeemed	1,136,845
Payable for variation margin on futures contracts	69,588
Manager fees payable	508,825
Administration fees payable	506,046
Distribution fees payable	688,717
Custodian fees payable	13,837
Administrative and compliance services fees payable	5,533
Transfer agent fees payable	2,734
Trustee fees payable	31,077
Other accrued liabilities	189,621

Total Liabilities	3,152,823

Net Assets	$3,333,037,627

Net Assets Consist of:
Paid in capital	$924,289,800
Total distributable earnings	2,408,747,827

Net Assets	$3,333,037,627

Class 1
Net Assets	$99,137,468
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,023,506
Net Asset Value (offering and redemption price per share)	$24.64

Class 2
Net Assets	$3,233,900,159
Shares of beneficial interest (unlimited number of shares authorized, no par value)	132,529,461
Net Asset Value (offering and redemption price per share)	$24.40

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends from non-affiliates	$43,224,361
Dividends from affiliates	200,858
Interest	1,367
Income from securities lending	18,609
Foreign withholding tax	(47,115)

Total Investment Income	43,398,080

Expenses:
Management fees	5,331,340
Administration fees	1,090,799
Distribution fees — Class 2	7,607,915
Custodian fees	70,191
Administrative and compliance services fees	34,985
Transfer agent fees	11,904
Trustee fees	148,622
Professional fees	136,594
Licensing fees	548,229
Shareholder reports	70,113
Other expenses	55,736

Total expenses	15,106,428

Net Investment Income/(Loss)	28,291,652

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	325,645,442
Net realized gains/(losses) on affiliated transactions	1,092,370
Net realized gains/(losses) on futures contracts	4,826,145
Change in net unrealized appreciation/depreciation on securities and foreign currencies	414,583,714
Change in net unrealized appreciation/depreciation on affiliated transactions	1,306,545
Change in net unrealized appreciation/depreciation on futures contracts	(221,130)

Net realized and Change in net unrealized gains/losses on investments	747,233,086

Change in Net Assets Resulting From Operations	$775,524,738

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$28,291,652	$33,594,487
Net realized gains/(losses) on investments	331,563,957	161,722,190
Change in unrealized appreciation/depreciation on investments	415,669,129	222,363,785

Change in net assets resulting from operations	775,524,738	417,680,462

Distributions to Shareholders:
Class 1	(6,066,971)	(4,285,950)
Class 2	(202,617,986)	(130,497,086)

Change in net assets resulting from distributions to shareholders	(208,684,957)	(134,783,036)

Capital Transactions:
Class 1
Proceeds from shares issued	357,240	177,984
Proceeds from shares issued in merger	—	14,607,666
Proceeds from dividends reinvested	6,066,971	4,285,950
Value of shares redeemed	(10,698,137)	(11,356,566)

Total Class 1 Shares	(4,273,926)	7,715,034

Class 2
Proceeds from shares issued	432,554,811	174,055,612
Proceeds from shares issued in merger	—	60,521,801
Proceeds from dividends reinvested	202,617,985	130,497,085
Value of shares redeemed	(702,400,057)	(608,017,403)

Total Class 2 Shares	(67,227,261)	(242,942,905)

Change in net assets resulting from capital transactions	(71,501,187)	(235,227,871)

Change in net assets	495,338,594	47,669,555
Net Assets:
Beginning of period	2,837,699,033	2,790,029,478

End of period	$3,333,037,627	$2,837,699,033

Share Transactions:
Class 1
Shares issued	15,874	10,489
Shares issued in merger	—	749,180
Dividends reinvested	269,643	228,219
Shares redeemed	(465,681)	(631,480)

Total Class 1 Shares	(180,164)	356,408

Class 2
Shares issued	18,802,260	12,037,843
Shares issued in merger	—	3,134,464
Dividends reinvested	9,090,084	7,004,675
Shares redeemed	(30,537,117)	(36,115,663)

Total Class 2 Shares	(2,644,773)	(13,938,681)

Change in shares	(2,824,937)	(13,582,273)

Amounts	shown as “—” are either $0 or rounds to less than $1.

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$20.53	$18.39	$14.72	$16.25	$14.15

Investment Activities:
Net Investment Income/(Loss)	0.26 (a)	0.28 (a)	0.31 (a)	0.29 (a)	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	5.42	2.90	4.20	(0.96)	2.71

Total from Investment Activities	5.68	3.18	4.51	(0.67)	2.99

Distributions to Shareholders From:
Net Investment Income	(0.29)	(0.35)	(0.31)	(0.31)	(0.17)
Net Realized Gains	(1.28)	(0.69)	(0.53)	(0.55)	(0.72)

Total Dividends	(1.57)	(1.04)	(0.84)	(0.86)	(0.89)

Net Asset Value, End of Period	$24.64	$20.53	$18.39	$14.72	$16.25

Total Return(b)	28.42%	17.82%	31.27%	(4.63)%	21.60%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$99,137	$86,300	$70,738	$62,599	$76,049
Net Investment Income/(Loss)	1.15%	1.53%	1.81%	1.74%	1.83%
Expenses Before Reductions(c)	0.24%	0.25%	0.24%	0.23%	0.23%
Expenses Net of Reductions	0.24%	0.25%	0.24%	0.23%	0.23%
Portfolio Turnover Rate(d)	17%	10%	3%	4%	2%

Class 2

Net Asset Value, Beginning of Period	$20.35	$18.24	$14.61	$16.13	$14.06

Investment Activities:
Net Investment Income/(Loss)	0.20 (a)	0.24 (a)	0.26 (a)	0.25 (a)	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	5.37	2.86	4.17	(0.95)	2.70

Total from Investment Activities	5.57	3.10	4.43	(0.70)	2.94

Distributions to Shareholders From:
Net Investment Income	(0.24)	(0.30)	(0.27)	(0.27)	(0.15)
Net Realized Gains	(1.28)	(0.69)	(0.53)	(0.55)	(0.72)

Total Dividends	(1.52)	(0.99)	(0.80)	(0.82)	(0.87)

Net Asset Value, End of Period	$24.40	$20.35	$18.24	$14.61	$16.13

Total Return(b)	28.12%	17.50%	30.89%	(4.84)%	21.36%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$3,233,900	$2,751,399	$2,719,291	$2,370,547	$2,788,345
Net Investment Income/(Loss)	0.89%	1.31%	1.56%	1.49%	1.58%
Expenses Before Reductions(c)	0.49%	0.50%	0.49%	0.48%	0.48%
Expenses Net of Reductions	0.49%	0.50%	0.49%	0.48%	0.48%
Portfolio Turnover Rate(d)	17%	10%	3%	4%	2%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services —Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred. All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,831 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had no securities lending transactions open as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $20.3 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$115,888	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$4,826,145	$(221,130)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL S&P 500 Index Fund, Class 1	0.17%	0.46%

AZL S&P 500 Index Fund, Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense ratios in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

At December 31, 2021, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gains(Losses)	Change in Net Unrealized Appreciation/ Depreciation	Value 12/31/2021	Shares as of 12/31/2021	Dividend Income	Capital Gains Distributions

BlackRock Inc., Class A	$9,125,315	$1,507,218	$(2,291,014)	$1,092,370	$1,306,545	$10,740,434	11,731	$200,858	$—

	$9,125,315	$1,507,218	$(2,291,014)	$1,092,370	$1,306,545	$10,740,434	11,731	$200,858	$—

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$3,315,012,143	$—	$—	#	$3,315,012,143
Unaffiliated Investment Company	17,855,678	—	—		17,855,678

Total Investment Securities	3,332,867,821	—	—		3,332,867,821

Other Financial Instruments:*
Futures Contracts	115,888	—	—		115,888

Total Investments	$3,332,983,709	$—	$—		$3,332,983,709

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2021.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL S&P 500 Index Fund	$536,207,040	$784,496,445

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $1,282,794,627. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,066,341,139
Unrealized (depreciation)	(16,267,945)

Net unrealized appreciation/(depreciation)	$2,050,073,194

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$37,011,304	$171,673,653	$208,684,957

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL S&P 500 Index Fund	$44,011,694	$90,771,342	$134,783,036

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL S&P 500 Index Fund	$31,980,442	$326,695,822	$—	$2,050,071,563	$2,408,747,827

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL S&P 500 Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL S&P 500 Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $3,557,755.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $171,673,653.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each

23

other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

24

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 15

Report of Independent Registered Public Accounting Firm Page 20

Other Federal Income Tax Information Page 21

Other Information Page 22

Approval of Investment Advisory and Subadvisory Agreements Page 23

Information about the Board of Trustees and Officers Page 26

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned 26.04%. That compared to a 26.82% total return for its benchmark, the S&P SmallCap 600 Index.1

The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 Index (the “Index”). The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

In the first quarter of 2021, favorable conditions carried over from the strong end of 2020. The Federal Reserve’s (the Fed) accommodative policies, along with a new $1.9 trillion stimulus package and the start of the vaccine rollout in the U.S., supported investor optimism for strong economic growth in the first quarter. All sectors within the S&P 500® Index2 posted positive returns over the first three months of 2021. The energy sector posted the strongest return for the quarter, supported by a rally in oil prices due to a surge in demand paired with unchanged production levels, along with oil transport concerns due to the temporary blockage of the Suez Canal. The financial sector was another top performer due to positive market conditions. By comparison, the information technology and consumer staples sectors lagged their peers within the U.S. market, albeit still posting positive returns, after posting strong gains in 2020.

During the second quarter, U.S. equity markets rallied as the vaccination campaign continued to accelerate and economic indicators continued to improve. The U.S. Consumer Price Index (CPI) increased by more than 4% year-over-year in April. But growing concerns about inflation were offset by the Fed’s commitment to maintain its accommodative monetary policies and the prospect of a bipartisan $1 trillion agreement for infrastructure that passed the Senate in May.

In the third quarter, strong economic data and corporate earnings reports helped push U.S. equities higher despite a resurgence in COVID-19 cases due to the arrival of the Delta variant in the U.S. However, concerns regarding potential contagion from the unfolding debt crisis at Chinese property developer Evergrande muted U.S. equity markets late in the quarter. Rising inflation and supply chain issues also weighed on market sentiment, as did the continuing disagreement in Washington regarding the debt ceiling and the infrastructure bill.

In the fourth quarter, the boost to investor sentiment from a strong earnings season was offset by a new, more transmissible COVID-19 variant (Omicron) and ongoing concerns about higher inflation rates. Markets recovered to post strong returns for the quarter after initial data showed existing vaccines remained effective against the Omicron variant, and the Fed clarified its plan to begin tightening its monetary policy in 2022. The falling unemployment rate and the final passage of the bipartisan infrastructure bill further supported the market performance over the quarter.

All sectors within the Index posted positive returns over the year. The energy and consumer discretionary sectors were the top performers, while the health care and materials sectors lagged their peers.

The Fund uses derivatives, primarily futures contracts, for the purpose of efficient portfolio management, and derivatives did not have a significant impact on the Fund’s return in 2021. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. The Fund’s use of futures contracts provides immediate market exposure proportionate to cash accruals and investable cash within the portfolio. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

[2]

The Standard & Poor’s 500 Index is unmanaged and is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600 Index (“S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/17/2016	26.37%	19.74%	12.13%	—	14.41%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/2007	26.04%	19.47%	11.85%	13.91%	9.44%
S&P SmallCap 600 Index	5/1/2007	26.82%	20.11%	12.42%	14.50%	9.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.34%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.59%

The above expense ratios are based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratios can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,024.40	$1.84	0.36%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.90	$3.11	0.61%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.39	$1.84	0.36%

AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.13	$3.11	0.61%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Financials	18.5%

Industrials	16.9

Information Technology	13.7

Health Care	12.2

Consumer Discretionary	12.0

Real Estate	8.1

Materials	5.0

Energy	4.7

Consumer Staples	4.5

Utilities	1.9

Communication Services	1.8

Total Common Stocks	99.3

Short-Term Security Held as Collateral for Securities on Loan	1.3

Unaffiliated Investment Company	0.6

Total Investment Securities	101.2

Net other assets (liabilities)	(1.2)

Net Assets	100.0%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (99.3%):
Aerospace & Defense (1.0%):
26,999	AAR Corp.*	$1,053,771
60,321	Aerojet Rocketdyne Holdings, Inc.	2,820,610
18,618	AeroVironment, Inc.*	1,154,875
23,657	Moog, Inc., Class A	1,915,507
4,000	National Presto Industries, Inc.	328,120
15,330	Park Aerospace Corp., Class C	202,356
52,034	Triumph Group, Inc.*	964,190

		8,439,429

Air Freight & Logistics (0.8%):
21,795	Atlas Air Worldwide Holdings, Inc.*	2,051,345
21,755	Forward Air Corp.	2,634,313
27,358	Hub Group, Inc., Class A*	2,304,638

		6,990,296

Airlines (0.5%):
12,192	Allegiant Travel Co.*	2,280,392
41,093	Hawaiian Holdings, Inc.*	754,878
40,471	SkyWest, Inc.*	1,590,510

		4,625,780

Auto Components (1.4%):
91,476	American Axle & Manufacturing Holdings, Inc.*	853,471
13,561	Cooper-Standard Holding, Inc.*	303,902
22,909	Dorman Products, Inc.*	2,588,946
26,757	Gentherm, Inc.*	2,325,183
20,320	LCI Industries	3,167,278
15,521	Motorcar Parts of America, Inc.*	264,943
18,011	Patrick Industries, Inc.	1,453,308
15,445	Standard Motor Products, Inc.	809,164

		11,766,195

Automobiles (0.2%):
26,892	Winnebago Industries, Inc.	2,014,749

Banks (10.0%):
15,151	Allegiance Bancshares, Inc.	639,524
53,175	Ameris Bancorp	2,641,734
43,407	Banc of California, Inc.	851,645
15,351	BancFirst Corp.	1,083,167
44,892	Bancorp, Inc. (The)*	1,136,217
72,604	BankUnited, Inc.	3,071,875
28,075	Banner Corp.	1,703,310
39,482	Berkshire Hills Bancorp, Inc.	1,122,473
63,554	Brookline Bancorp, Inc.	1,028,939
22,980	Central Pacific Financial Corp.	647,347
12,484	City Holding Co.	1,021,066
62,318	Columbia Banking System, Inc.	2,039,045
43,283	Community Bank System, Inc.	3,223,718
24,159	Customers Bancorp, Inc.	1,579,274
102,468	CVB Financial Corp.	2,193,840
27,107	Dime Community Bancshares, Inc.	953,082
26,168	Eagle Bancorp, Inc.	1,526,641
29,386	FB Financial Corp.	1,287,695
168,140	First Bancorp	2,316,969
28,003	First Bancorp/Southern Pines NC	1,280,297
77,881	First Commonwealth Financial Corp.	1,253,105
77,475	First Financial Bancorp	1,888,841
104,395	First Hawaiian, Inc.	2,853,115
92,238	First Midwest Bancorp, Inc.	1,889,034

Shares		Value
Common Stocks, continued
Banks, continued
44,744	Great Western Bancorp, Inc.	$1,519,506
25,174	Hanmi Financial Corp.	596,120
28,519	Heritage Financial Corp.	697,004
49,537	Hilltop Holdings, Inc.	1,740,730
99,377	Hope BanCorp, Inc.	1,461,836
36,868	Independent Bank Corp.	3,005,848
29,815	Independent Bank Group, Inc.	2,151,152
181,578	Investors Bancorp, Inc.	2,750,907
20,434	Lakeland Financial Corp.	1,637,581
24,729	National Bank Holdings Corp.	1,086,592
35,007	NBT Bancorp, Inc.	1,348,470
41,264	OFG Bancorp	1,095,972
132,661	Old National Bancorp	2,403,817
76,279	Pacific Premier Bancorp, Inc.	3,053,449
11,713	Park National Corp.	1,608,312
8,051	Preferred Bank Los Angeles	577,981
45,537	Renasant Corp.	1,728,129
31,905	S & T Bancorp, Inc.	1,005,646
46,995	Seacoast Banking Corp of Florida	1,663,153
39,494	ServisFirst Bancshares, Inc.	3,354,620
87,874	Simmons First National Corp., Class A	2,599,313
26,100	Southside Bancshares, Inc.	1,091,502
9,734	Tompkins Financial Corp.	813,568
19,021	Triumph BanCorp, Inc.*	2,265,021
47,962	Trustmark Corp.	1,556,847
71,735	United Community Banks, Inc.	2,578,156
40,026	Veritex Holdings, Inc.	1,592,234
21,541	Westamerica Bancorp	1,243,562

		87,458,981

Beverages (0.7%):
30,741	Celsius Holdings, Inc.*	2,292,356
3,736	Coca-Cola Consolidated, Inc.	2,313,294
9,990	MGP Ingredients, Inc.	849,050
18,669	National Beverage Corp.^	846,266

		6,300,966

Biotechnology (2.2%):
49,481	Avid Bioservices, Inc.*	1,443,856
33,750	Cara Therapeutics, Inc.*	411,075
50,799	Coherus Biosciences, Inc.*	810,752
67,569	Cytokinetics, Inc.*	3,079,795
9,226	Eagle Pharmaceuticals, Inc.*	469,788
38,551	Emergent BioSolutions, Inc.*	1,675,812
14,423	Enanta Pharmaceuticals, Inc.*	1,078,552
13,464	Ligand Pharmaceuticals, Inc.*	2,079,649
64,373	Myriad Genetics, Inc.*	1,776,695
50,543	Organogenesis Holdings, Inc.*	467,017
30,029	REGENXBIO, Inc.*	981,948
132,408	Spectrum Pharmaceuticals, Inc.*	168,158
28,754	Uniqure NV*	596,358
44,629	Vanda Pharmaceuticals, Inc.*	700,229
37,723	Vericel Corp.*	1,482,514
47,076	Xencor, Inc.*	1,888,689

		19,110,887

Building Products (2.0%):
33,286	AAON, Inc.	2,643,907
13,437	American Woodmark Corp.*	876,092

See accompanying notes to the financial statements.

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Building Products, continued
20,588	Apogee Enterprises, Inc.	$991,312
26,308	Gibraltar Industries, Inc.*	1,754,218
38,161	Griffon Corp.	1,086,825
15,391	Insteel Industries, Inc.	612,716
47,880	PGT Innovations, Inc.*	1,076,821
26,687	Quanex Building Products Corp.	661,304
116,300	Resideo Technologies, Inc.*	3,027,289
49,838	UFP Industries, Inc.	4,585,594

		17,316,078

Capital Markets (1.0%):
12,841	B Riley Financial, Inc.	1,141,051
39,636	Blucora, Inc.*	686,496
29,713	Brightsphere Investment Group, Inc.	760,653
23,741	Donnelley Financial Solutions, Inc.*	1,119,151
11,553	Greenhill & Co., Inc.	207,145
11,467	Piper Jaffray Cos., Inc.	2,046,974
13,560	StoneX Group, Inc.*	830,550
5,785	Virtus Investment Partners, Inc.	1,718,723
87,776	WisdomTree Investments, Inc.	537,189

		9,047,932

Chemicals (3.0%):
22,650	AdvanSix, Inc.	1,070,212
21,437	American Vanguard Corp.	351,352
26,050	Balchem Corp.	4,392,030
66,698	Ferro Corp.*	1,456,017
23,568	Futurefuel Corp.	180,060
43,163	GCP Applied Technologies, Inc.*	1,366,541
42,340	H.B. Fuller Co.	3,429,540
15,256	Hawkins, Inc.	601,849
19,704	Innospec, Inc.	1,780,059
17,186	Koppers Holdings, Inc.*	537,922
25,755	Kraton Corp.*	1,192,972
130,189	Livent Corp.*	3,174,008
10,811	Quaker Chemical Corp.	2,494,963
51,227	Rayonier Advanced Materials, Inc.*	292,506
17,047	Stepan Co.	2,118,772
20,027	Tredegar Corp.	236,719
31,337	Trinseo PLC*	1,643,939

		26,319,461

Commercial Services & Supplies (1.8%):
54,313	ABM Industries, Inc.	2,218,686
39,069	Brady Corp., Class A	2,105,819
34,141	Deluxe Corp.	1,096,268
59,605	Healthcare Services Group, Inc.	1,060,373
35,161	HNI Corp.	1,478,520
47,523	Interface, Inc.	757,992
97,588	KAR Auction Services, Inc.*	1,524,325
25,290	Matthews International Corp., Class A	927,384
101,264	Pitney Bowes, Inc.	671,380
12,253	UniFirst Corp.	2,578,031
25,348	US Ecology, Inc.*	809,615
16,500	Viad Corp.*	706,035

		15,934,428

Communications Equipment (1.6%):
39,281	ADTRAN, Inc.	896,785
28,474	CalAmp Corp.*	201,026

Shares		Value
Common Stocks, continued
Communications Equipment, continued
21,314	Comtech Telecommunications Corp.	$504,929
27,553	Digi International, Inc.*	676,977
104,667	Extreme Networks, Inc.*	1,643,272
82,730	Harmonic, Inc.*	972,905
24,641	InterDigital, Inc.	1,765,035
23,804	NETGEAR, Inc.*	695,315
59,345	NetScout Systems, Inc.*	1,963,133
34,468	Plantronics, Inc.*	1,011,291
191,450	Viavi Solutions, Inc.*	3,373,349

		13,704,017

Construction & Engineering (1.1%):
38,924	Arcosa, Inc.	2,051,295
29,068	Comfort Systems USA, Inc.	2,875,988
37,119	Granite Construction, Inc.	1,436,505
13,570	MYR Group, Inc.*	1,500,164
9,517	NV5 Global, Inc.*	1,314,488

		9,178,440

Consumer Finance (0.8%):
20,069	Encore Capital Group, Inc.*	1,246,485
29,583	Enova International, Inc.*	1,211,720
42,985	EZCORP, Inc., Class A*	316,799
43,753	Green Dot Corp., Class A*	1,585,609
35,323	PRA Group, Inc.*	1,773,568
3,379	World Acceptance Corp.*	829,308

		6,963,489

Containers & Packaging (0.2%):
28,821	Myers Industries, Inc.	576,708
125,777	O-I Glass, Inc.*	1,513,098

		2,089,806

Diversified Consumer Services (0.5%):
40,111	Adtalem Global Education, Inc.*	1,185,681
14,798	American Public Education, Inc.*	329,256
56,229	Perdoceo Education Corp.*	661,253
18,080	Strategic Education, Inc.	1,045,747
42,482	WW International, Inc.*	685,235

		3,907,172

Diversified Telecommunication Services (0.4%):
8,408	ATN International, Inc.	335,900
34,127	Cogent Communications Holdings, Inc.	2,497,414
58,030	Consolidated Communications Holdings, Inc.*	434,064

		3,267,378

Electrical Equipment (0.4%):
19,918	AZZ, Inc.	1,101,266
16,348	Encore Wire Corp.	2,339,399
7,600	Powell Industries, Inc.	224,124

		3,664,789

Electronic Equipment, Instruments & Components (3.6%):
66,704	Arlo Technologies, Inc.*	699,725
23,535	Badger Meter, Inc.	2,507,890
28,482	Benchmark Electronics, Inc.	771,862
25,991	CTS Corp.	954,390
21,738	ePlus, Inc.*	1,171,244
29,821	Fabrinet*	3,532,894
14,560	FARO Technologies, Inc.*	1,019,491
28,439	Insight Enterprises, Inc.*	3,031,597

See accompanying notes to the financial statements.

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
36,493	Itron, Inc.*	$2,500,500
74,995	Knowles Corp.*	1,751,133
30,632	Methode Electronics, Inc., Class A	1,506,175
13,395	OSI Systems, Inc.*	1,248,414
9,208	PC Connection, Inc.	397,141
22,755	Plexus Corp.*	2,181,977
15,088	Rogers Corp.*	4,119,024
52,166	Sanmina Corp.*	2,162,802
20,682	ScanSource, Inc.*	725,525
84,839	TTM Technologies, Inc.*	1,264,101

		31,545,885

Energy Equipment & Services (1.2%):
107,035	Archrock, Inc.	800,622
18,563	Bristow Group, Inc.*	587,890
37,056	Core Laboratories NV	826,719
15,007	DMC Global, Inc.*	594,427
28,299	Dril-Quip, Inc.*	556,924
114,626	Helix Energy Solutions Group, Inc.*	357,633
87,216	Helmerich & Payne, Inc.	2,067,019
6,262	Nabors Industries, Ltd.*	507,786
80,273	Oceaneering International, Inc.*	907,888
50,209	Oil States International, Inc.*	249,539
173,379	Patterson-UTI Energy, Inc.	1,465,053
68,258	Propetro Holding Corp.*	552,890
57,569	RPC, Inc.*	261,363
60,582	U.S. Silica Holdings, Inc.*	569,471

		10,305,224

Entertainment (0.2%):
85,314	Cinemark Holdings, Inc.*^	1,375,262
17,636	Marcus Corp.*	314,979

		1,690,241

Equity Real Estate Investment Trusts (7.2%):
71,481	Acadia Realty Trust	1,560,430
56,201	Agree Realty Corp.	4,010,503
58,080	Alexander & Baldwin, Inc.	1,457,227
42,664	American Assets Trust, Inc.	1,601,180
48,926	Armada Hoffler Properties, Inc.	744,654
137,826	Brandywine Realty Trust	1,849,625
77,690	CareTrust REIT, Inc.	1,773,663
11,532	Centerspace	1,278,899
39,589	Chatham Lodging Trust*	543,161
18,914	Community Healthcare Trust, Inc.	894,065
96,314	CoreCivic, Inc.*	960,251
169,635	DiamondRock Hospitality Co.*	1,630,192
190,935	Diversified Healthcare Trust	589,989
69,362	Easterly Government Properties, Inc.	1,589,777
62,301	Four Corners Property Trust, Inc.	1,832,272
77,645	Franklin Street Properties Corp.	461,988
98,149	GEO Group, Inc. (The)	760,655
31,142	Getty Realty Corp.	999,347
83,972	Global Net Lease, Inc.	1,283,092
26,871	Hersha Hospitality Trust*	246,407
84,483	Independence Realty Trust, Inc.	2,182,196
52,866	Industrial Logistics Properties Trust	1,324,293
19,305	Innovative Industrial Properties, Inc.	5,075,478
56,434	iStar, Inc.^	1,457,690

Shares		Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
31,811	LTC Properties, Inc.	$1,086,028
228,022	LXP Industrial Trust	3,561,704
18,457	NexPoint Residential Trust, Inc.	1,547,250
39,415	Office Properties Income Trust	979,069
44,317	Orion Office REIT, Inc.*	827,398
98,610	Retail Opportunity Investments Corp.	1,932,756
68,897	Rpt Realty	921,842
11,390	Safehold, Inc.	909,492
10,425	Saul Centers, Inc.	552,733
132,576	Service Properties Trust	1,165,343
145,666	SITE Centers Corp.	2,305,893
85,998	Summit Hotel Properties, Inc.*	839,340
83,982	Tanger Factory Outlet Centers, Inc.^	1,619,173
190,317	Uniti Group, Inc.	2,666,341
10,179	Universal Health Realty Income Trust	605,345
24,217	Urstadt Biddle Properties, Inc., Class A	515,822
65,096	Versis Resindential, Corp.*	1,196,464
68,166	Washington Real Estate	1,762,091
37,358	Whitestone REIT	378,437
91,667	Xenia Hotels & Resorts, Inc.*	1,660,089

		63,139,644

Food & Staples Retailing (0.7%):
19,160	PriceSmart, Inc.	1,401,937
28,973	SpartanNash Co.	746,345
24,688	The Andersons, Inc.	955,672
26,162	The Chefs’ Warehouse, Inc.*	871,195
45,413	United Natural Foods, Inc.*	2,228,870

		6,204,019

Food Products (1.4%):
52,310	B&G Foods, Inc.^	1,607,486
14,110	Calavo Growers, Inc.	598,264
30,160	Cal-Maine Foods, Inc.	1,115,618
26,850	Fresh Del Monte Produce, Inc.	741,060
11,897	J & J Snack Foods Corp.	1,879,250
7,110	John B Sanfilippo And Son, Inc.	641,038
5,188	Seneca Foods Corp., Class A*	248,765
67,938	Simply Good Foods Co. (The)*	2,824,183
13,559	Tootsie Roll Industries, Inc.	491,243
44,967	TreeHouse Foods, Inc.*	1,822,512

		11,969,419

Gas Utilities (0.6%):
14,091	Chesapeake Utilities Corp.	2,054,609
24,839	Northwest Natural Holding Co.	1,211,646
90,661	South Jersey Industries, Inc.	2,368,065

		5,634,320

Health Care Equipment & Supplies (2.9%):
30,953	AngioDynamics, Inc.*	853,684
11,581	Anika Therapeutics, Inc.*	414,947
38,986	Avanos Medical, Inc.*	1,351,645
23,642	BioLife Solutions, Inc.*	881,137
32,737	Cardiovascular Systems, Inc.*	614,801
23,587	CONMED Corp.	3,343,693
31,478	CryoLife, Inc.*	640,577
13,198	Cutera, Inc.*	545,341
37,782	Glaukos Corp.*	1,679,032
8,624	Heska Corp.*	1,573,794

See accompanying notes to the financial statements.

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
16,175	Inogen, Inc.*	$549,950
26,630	Integer Holdings Corp.*	2,279,262
54,586	Lantheus Holdings, Inc.*	1,576,990
15,412	LeMaitre Vascular, Inc.	774,145
34,528	Meridian Bioscience, Inc.*	704,371
40,977	Merit Medical Systems, Inc.*	2,552,867
4,201	Mesa Laboratories, Inc.	1,378,306
27,274	Natus Medical, Inc.*	647,212
57,721	OraSure Technologies, Inc.*	501,595
15,808	Orthofix Medical, Inc.*	491,471
11,089	Surmodics, Inc.*	533,935
15,832	Tactile Systems Technology, Inc.*	301,283
31,633	Varex Imaging Corp.*	998,021
15,483	Zynex, Inc.*^	154,366

		25,342,425

Health Care Providers & Services (3.9%):
12,723	Addus HomeCare Corp.*	1,189,728
38,070	AMN Healthcare Services, Inc.*	4,657,103
30,438	Apollo Medical Holdings, Inc.*	2,236,584
99,494	Community Health Systems, Inc.*	1,324,265
7,579	CorVel Corp.*	1,576,432
83,302	Covetrus, Inc.*	1,663,541
28,420	Cross Country Healthcare, Inc.*	788,939
42,216	Ensign Group, Inc. (The)	3,544,456
15,626	Fulgent Genetics, Inc.*^	1,571,819
29,292	Hanger, Inc.*	531,064
11,499	Joint Corp. (The)*	755,369
18,670	Magellan Health, Inc.*	1,773,463
69,700	MEDNAX, Inc.*	1,896,537
9,864	ModivCare, Inc.*	1,462,733
60,804	Owens & Minor, Inc.	2,644,974
35,796	RadNet, Inc.*	1,077,818
85,139	Select Medical Holdings Corp.	2,503,087
21,496	The Pennant Group, Inc.*	496,128
35,753	Tivity Health, Inc.*	945,309
10,277	U.S. Physical Therapy, Inc.	981,967

		33,621,316

Health Care Technology (1.3%):
98,818	Allscripts Healthcare Solutions, Inc.*	1,823,192
11,786	Computer Programs & Systems, Inc.*	345,330
20,297	HealthStream, Inc.*	535,029
46,299	NextGen Healthcare, Inc.*	823,659
35,404	Omnicell, Inc.*	6,388,298
14,347	OptimizeRx Corp.*	891,092
12,592	Simulations Plus, Inc.^	595,602
18,350	Tabula Rasa Healthcare, Inc.*	275,250

		11,677,452

Hotels, Restaurants & Leisure (1.4%):
18,604	BJ’s Restaurants, Inc.*	642,768
65,179	Bloomin’ Brands, Inc.*	1,367,455
36,682	Brinker International, Inc.*	1,342,194
39,151	Cheesecake Factory, Inc. (The)*	1,532,762
15,914	Chuy’s Holdings, Inc.*	479,330
31,142	Dave & Buster’s Entertainment, Inc.*	1,195,853
13,793	Dine Brands Global, Inc.	1,045,647
15,124	El Pollo Loco Holdings, Inc.*	214,610

Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
13,735	Fiesta Restaurant Group, Inc.*	$151,222
10,471	Monarch Casino & Resort, Inc.*	774,330
12,903	Red Robin Gourmet Burgers*	213,287
25,923	Ruth’s Hospitality Group, Inc.*	515,868
31,532	Shake Shack, Inc., Class A*	2,275,349

		11,750,675

Household Durables (2.5%):
6,845	Cavco Industries, Inc.*	2,174,314
23,861	Century Communities, Inc.	1,951,591
17,536	Ethan Allen Interiors, Inc.	461,021
18,891	Installed Building Products, Inc.	2,639,451
21,750	iRobot Corp.*^	1,432,890
35,690	La-Z-Boy, Inc.	1,295,904
17,238	LGI Homes, Inc.*	2,662,926
23,477	M/I Homes, Inc.*	1,459,800
45,524	MDC Holdings, Inc.	2,541,605
30,150	Meritage Homes Corp.*	3,680,109
40,066	Tupperware Brands Corp.*	612,609
10,744	Universal Electronics, Inc.*	437,818

		21,350,038

Household Products (0.5%):
7,960	Central Garden & Pet Co.*	418,935
32,296	Central Garden & Pet Co., Class A*	1,545,364
11,029	WD-40 Co.	2,698,134

		4,662,433

Insurance (2.7%):
37,723	AMBAC Financial Group, Inc.*	605,454
66,315	American Equity Investment Life Holding Co.	2,580,980
15,501	Amerisafe, Inc.	834,419
56,418	Assured Guaranty, Ltd.	2,832,184
18,887	eHealth, Inc.*	481,618
22,715	Employers Holdings, Inc.	939,947
372,031	Genworth Financial, Inc., Class A*	1,506,725
6,465	HCI Group, Inc.	540,086
33,257	Horace Mann Educators Corp.	1,287,046
29,984	James River Group Holdings	863,839
19,374	Palomar Holdings, Inc.*	1,254,854
43,356	ProAssurance Corp.	1,096,907
11,393	Safety Insurance Group, Inc.	968,747
99,991	Selectquote, Inc.*	905,918
70,359	SiriusPoint, Ltd.*	572,019
21,747	Stewart Information Services Corp.	1,733,888
27,636	Trupanion, Inc.*	3,648,781
17,398	United Fire Group, Inc.	403,460
22,588	Universal Insurance Holdings, Inc.	383,996

		23,440,868

Interactive Media & Services (0.2%):
51,901	Cars.com, Inc.*	835,087
40,092	QuinStreet, Inc.*	729,274

		1,564,361

Internet & Direct Marketing Retail (0.3%):
21,249	Liquidity Services, Inc.*	469,178
16,465	PetMed Express, Inc.^	415,906
18,776	Shutterstock, Inc.	2,081,883

		2,966,967

See accompanying notes to the financial statements.

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
IT Services (1.6%):
26,328	CSG Systems International, Inc.	$1,517,019
48,055	Evertec, Inc.	2,401,789
26,828	Exlservice Holdings, Inc.*	3,883,889
26,575	Perficient, Inc.*	3,435,882
14,696	TTEC Holdings, Inc.	1,330,723
53,884	Unisys Corp.*	1,108,394

		13,677,696

Leisure Products (0.4%):
14,076	Sturm, Ruger & Co., Inc.	957,449
45,996	Vista Outdoor, Inc.*	2,119,036

		3,076,485

Life Sciences Tools & Services (0.4%):
99,227	Neogenomics, Inc.*	3,385,625

Machinery (5.7%):
7,907	Alamo Group, Inc.	1,163,752
26,037	Albany International Corp., Class A	2,302,973
18,209	Astec Industries, Inc.	1,261,337
37,404	Barnes Group, Inc.	1,742,652
28,690	Chart Industries, Inc.*	4,575,768
16,216	CIRCOR International, Inc.*	440,751
48,084	Enerpac Tool Group Corp.	975,143
16,586	EnPro Industries, Inc.	1,825,621
21,005	ESCO Technologies, Inc.	1,890,240
49,237	Federal Signal Corp.	2,133,932
31,143	Franklin Electric Co., Inc.	2,944,882
63,404	Harsco Corp.*	1,059,481
58,743	Hillenbrand, Inc.	3,054,049
25,584	John Bean Technologies Corp.	3,928,679
8,733	Lindsay Corp.	1,327,416
56,233	Meritor, Inc.*	1,393,454
46,206	Mueller Industries, Inc.	2,742,788
22,145	Proto Labs, Inc.*	1,137,146
36,589	SPX Corp.*	2,183,632
33,792	SPX FLOW, Inc.	2,922,332
9,868	Standex International Corp.	1,091,993
14,919	Tennant Co.	1,209,036
26,178	The Greenbrier Cos., Inc.	1,201,308
40,719	Titan International, Inc.*	446,280
40,036	Wabash National Corp.	781,503
22,206	Watts Water Technologies, Inc., Class A	4,311,739

		50,047,887

Marine (0.4%):
33,938	Matson, Inc.	3,055,438

Media (0.7%):
23,427	AMC Networks, Inc., Class A*	806,826
45,615	E.W. Scripps Co. (The), Class A*	882,650
114,636	Gannett Co, Inc.*	611,010
15,995	Loyalty Ventures, Inc.*	480,970
24,518	Scholastic Corp.	979,739
20,920	TechTarget, Inc.*	2,001,207
13,806	Thryv Holdings, Inc.*	567,841

		6,330,243

Metals & Mining (1.3%):
101,932	Allegheny Technologies, Inc.*	1,623,777
85,858	Arconic Corp.*	2,834,173

Shares		Value
Common Stocks, continued
Metals & Mining, continued
38,438	Carpenter Technology Corp.	$1,122,005
40,638	Century Aluminum Co.*	672,965
10,271	Haynes International, Inc.	414,229
12,694	Kaiser Aluminum Corp.	1,192,474
16,449	Materion Corp.	1,512,321
7,195	Olympic Steel, Inc.	169,083
65,650	SunCoke Energy, Inc.	432,634
33,083	TimkenSteel Corp.*	545,869
41,144	Warrior Met Coal, Inc.	1,057,812

		11,577,342

Mortgage Real Estate Investment Trusts (1.3%):
105,911	Apollo Commercial Real Estate Finance, Inc.	1,393,789
72,236	Armour Residential REIT, Inc.^	708,635
44,381	Ellington Financial, Inc.	758,471
26,722	Franklin BSP Realty Trust, Inc.	399,227
44,238	Granite Point Mortgage Trust, Inc.	518,027
231,900	Invesco Mortgage Capital, Inc.	644,682
36,104	KKR Real Estate Finance Trust, Inc.	752,046
305,878	New York Mortgage Trust, Inc.	1,137,866
78,287	Pennymac Mortgage Investment Trust	1,356,714
47,703	Ready Capital Corp.	745,598
92,360	Redwood Trust, Inc.	1,218,228
275,424	Two Harbors Investment Corp.	1,589,197

		11,222,480

Multiline Retail (0.1%):
26,251	Big Lots, Inc.	1,182,608

Multi-Utilities (0.3%):
56,986	Avista Corp.	2,421,335
12,660	Unitil Corp.	582,234

		3,003,569

Oil, Gas & Consumable Fuels (3.5%):
38,285	Callon Petroleum Co.*	1,808,966
58,005	Civitas Resources, Inc.	2,840,505
25,528	CONSOL Energy, Inc.*	579,741
22,089	Dorian LPG, Ltd.	280,310
35,512	Green Plains, Inc.*	1,234,397
11,586	Laredo Petroleum, Inc.*	696,666
89,076	Matador Resources Co.	3,288,686
39,146	PAR Pacific Holdings, Inc.*	645,518
76,295	PBF Energy, Inc., Class A*	989,546
78,817	PDC Energy, Inc.	3,844,693
201,547	Range Resources Corp.*	3,593,583
17,008	Ranger Oil Corp.*	457,855
40,489	Renewable Energy Group, Inc.*	1,718,353
4,513	REX American Resources Corp.*	433,248
97,949	SM Energy Co.	2,887,537
817,385	Southwestern Energy Co.*	3,809,014
33,028	Talos Energy, Inc.*	323,674
52,171	World Fuel Services Corp.	1,380,966

		30,813,258

Paper & Forest Products (0.4%):
13,426	Clearwater Paper Corp.*	492,331
35,521	Glatfelter Corp.	610,961
32,511	Mercer International, Inc.	389,807
13,532	Neenah, Inc.	626,261

See accompanying notes to the financial statements.

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Paper & Forest Products, continued
25,234	Schweitzer-Mauduit International, Inc.	$754,497
28,471	Sylvamo Corp.*	794,056

		3,667,913

Personal Products (0.9%):
43,793	Edgewell Personal Care Co.	2,001,778
38,444	elf Beauty, Inc.*	1,276,725
14,201	Inter Parfums, Inc.	1,518,087
9,392	Medifast, Inc.	1,966,966
9,448	Usana Health Sciences, Inc.*	956,138

		7,719,694

Pharmaceuticals (1.6%):
29,867	Amphastar Pharmaceuticals, Inc.*	695,603
8,690	ANI Pharmaceuticals, Inc.*	400,435
28,052	Collegium Pharmaceutical, Inc.*	524,011
76,174	Corcept Therapeutics, Inc.*^	1,508,245
187,085	Endo International plc*	703,440
18,360	Harmony Biosciences Holdings, Inc.*	782,871
50,125	Innoviva, Inc.*	864,656
147,661	Nektar Therapeutics*	1,994,900
35,854	Pacira BioSciences, Inc.*	2,157,335
16,607	Phibro Animal Health Corp., Class A	339,115
40,431	Prestige Consumer Healthcare, Inc.*	2,452,140
42,881	Supernus Pharmaceuticals, Inc.*	1,250,410

		13,673,161

Professional Services (1.5%):
41,961	Exponent, Inc.	4,898,109
8,883	Forrester Research, Inc.*	521,699
15,678	Heidrick & Struggles International, Inc.	685,599
29,076	Kelly Services, Inc., Class A	487,604
44,019	Korn Ferry	3,333,559
22,241	ManTech International Corp., Class A	1,622,036
24,666	Resources Connection, Inc.	440,041
28,613	Trueblue, Inc.*	791,722

		12,780,369

Real Estate Management & Devel (0.1%):
52,665	Douglas Elliman, Inc.*	605,642

Real Estate Management & Development (0.8%):
98,026	Essential Properties Realty Trust, Inc.	2,826,090
20,218	Marcus & Millichap, Inc.*	1,040,418
15,090	RE/MAX Holdings, Inc., Class A	460,094
93,556	Realogy Holdings Corp.*	1,572,677
26,647	The St Joe Co.	1,386,976

		7,286,255

Road & Rail (0.5%):
20,616	ArcBest Corp.	2,470,828
37,454	Heartland Express, Inc.	629,976
47,983	Marten Transport, Ltd.	823,388

		3,924,192

Semiconductors & Semiconductor Equipment (4.0%):
30,361	Advanced Energy Industries, Inc.	2,764,673
26,953	Axcelis Technologies, Inc.*	2,009,616
18,418	CEVA, Inc.*	796,394
39,195	Cohu, Inc.*	1,492,938
36,256	Diodes, Inc.*	3,981,271
62,913	FormFactor, Inc.*	2,876,382

Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
22,739	Ichor Holdings, Ltd.*	$1,046,676
49,920	Kulicke & Soffa Industries, Inc.	3,022,157
56,856	MaxLinear, Inc., Class A*	4,286,374
39,671	Onto Innovation, Inc.*	4,015,895
23,832	PDF Solutions, Inc.*	757,619
49,329	Photronics, Inc.*	929,852
88,453	Rambus, Inc.*	2,599,634
18,768	SMART Global Holdings, Inc.*	1,332,340
36,163	Ultra Clean Holdings, Inc.*	2,074,310
40,475	Veeco Instruments, Inc.*	1,152,323

		35,138,454

Software (2.6%):
91,934	8x8, Inc.*	1,540,814
15,633	Agilysys, Inc.*	695,043
37,128	Alarm.com Holding, Inc.*	3,148,826
31,230	Bottomline Technologies, Inc.*	1,763,558
12,889	Consensus Cloud Solutions, Inc.*	745,886
19,128	Ebix, Inc.	581,491
53,102	LivePerson, Inc.*	1,896,804
27,687	OneSpan, Inc.*	468,741
35,311	Progress Software Corp.	1,704,462
28,978	SPS Commerce, Inc.*	4,125,018
203,267	Vonage Holdings Corp.*	4,225,921
83,845	Xperi Holding Corp.	1,585,509

		22,482,073

Specialty Retail (4.1%):
25,663	Aaron’s Co., Inc. (The)	632,593
47,726	Abercrombie & Fitch Co., Class A*	1,662,296
5,028	America’s Car Mart, Inc.*	514,867
18,629	Asbury Automotive Group, Inc.*	3,217,787
28,460	Barnes & Noble Education, Inc.*	193,813
81,542	Bed Bath & Beyond, Inc.*^	1,188,882
23,842	Boot Barn Holdings, Inc.*	2,933,758
30,751	Caleres, Inc.	697,433
15,819	Cato Corp., Class A	271,454
97,428	Chico’s FAS, Inc.*	524,163
15,361	Conn’s, Inc.*	361,291
49,071	Designer Brands, Inc., Class A*	697,299
11,305	Genesco, Inc.*	725,442
14,576	Group 1 Automotive, Inc.	2,845,527
31,228	Guess?, Inc.	739,479
12,098	Haverty Furniture Cos., Inc.	369,836
12,074	Hibbett, Inc.	868,483
23,133	Lumber Liquidators Holdings, Inc.*	394,880
17,433	MarineMax, Inc.*	1,029,244
26,804	Monro, Inc.	1,561,869
37,044	ODP Corp. (The)*	1,455,088
48,669	Rent-A-Center, Inc.	2,338,059
91,026	Sally Beauty Holdings, Inc.*	1,680,340
13,978	Shoe Carnival, Inc.	546,260
42,748	Signet Jewelers, Ltd.	3,720,358
18,263	Sleep Number Corp.*	1,398,946
16,777	Sonic Automotive, Inc., Class A	829,623
23,452	The Buckle, Inc.	992,254
11,282	The Children’s Place, Inc.*^	894,550
17,273	Zumiez, Inc.*	828,931

		36,114,805

See accompanying notes to the financial statements.

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.3%):
102,917	3D Systems Corp.*	$2,216,832
59,481	Diebold Nixdorf, Inc.*	538,303

		2,755,135

Textiles, Apparel & Luxury Goods (1.2%):
38,007	Fossil Group, Inc.*	391,092
34,946	G-III Apparel Group, Ltd.*	965,907
38,310	Kontoor Brands, Inc.	1,963,388
13,393	Movado Group, Inc.	560,229
12,732	Oxford Industries, Inc.	1,292,553
61,577	Steven Madden, Ltd.	2,861,483
11,022	Unifi, Inc.*	255,159
20,230	Vera Bradley, Inc.*	172,157
66,323	Wolverine World Wide, Inc.	1,910,766

		10,372,734

Thrifts & Mortgage Finance (2.6%):
43,126	Axos Financial, Inc.*	2,411,174
103,675	Capitol Federal Financial, Inc.	1,174,638
42,571	Flagstar Bancorp, Inc.	2,040,854
16,752	HomeStreet, Inc.	871,104
9,175	LendingTree, Inc.*	1,124,855
25,239	Meta Financial Group, Inc.	1,505,759
60,731	Mr Cooper Group, Inc.*	2,527,017
69,204	NMI Holdings, Inc., Class A*	1,512,107
36,605	Northfield Bancorp, Inc.	591,537
101,931	Northwest Bancshares, Inc.	1,443,343
63,004	Provident Financial Services, Inc.	1,525,957
15,573	TrustCo Bank Corp. NY	518,736
23,810	Wawlker & Dunlop, Inc.	3,592,453
38,301	WSFS Financial Corp.	1,919,646

		22,759,180

Tobacco (0.3%):
19,595	Universal Corp.	1,076,157
105,329	Vector Group, Ltd.	1,209,177

		2,285,334

Shares		Value
Common Stocks, continued
Trading Companies & Distributors (1.3%):
31,072	Applied Industrial Technologies, Inc.	$3,191,094
31,678	Boise Cascade Co.	2,255,474
14,360	DXP Enterprises, Inc.*	368,621
34,765	GMS, Inc.*	2,089,724
22,235	Kaman Corp., Class A	959,440
88,581	NOW, Inc.*	756,482
11,196	Veritiv Corp.*	1,372,294

		10,993,129

Water Utilities (0.9%):
29,780	American States Water Co.	3,080,443
42,364	California Water Service Group	3,044,277
14,044	Middlesex Water Co.	1,689,493

		7,814,213

Wireless Telecommunication Services (0.3%):
40,022	Shenandoah Telecommunications Co.	1,020,561
78,648	Telephone & Data Systems, Inc.	1,584,757

		2,605,318

Total Common Stocks (Cost $557,177,497)		865,315,792

Principal Amount		Value
Short-Term Security Held as Collateral for Securities on Loan (1.3%):
11,752,931	BlackRock Liquidity FedFund, Institutional Class, 0.03%(a)(b)	11,752,931

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $11,752,931)		11,752,931

Shares		Value
Unaffiliated Investment Company (0.6%):
Money Markets (0.6%):
5,150,124	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(b)	5,150,124

Total Unaffiliated Investment Company (Cost $5,150,124)		5,150,124

Total Investment Securities (Cost $574,080,552) — 101.2%(c)		882,218,847
Net other assets (liabilities) — (1.2)%		(10,603,951)

Net Assets — 100.0%		$871,614,896

Percentages indicated are based on net assets as of December 31, 2021.

REIT—Real Estate Investment Trust

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $11,373,226.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(b)	The rate represents the effective yield at December 31, 2021.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2021

Futures Contracts

At December 31, 2021, the Fund’s open futures contracts were as follows:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Russell 2000 Mini Index Future Mar22	3/18/22	56	$6,279,840	$117,021

				$117,021

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$574,080,552

Investment securities, at value(a)	$882,218,847
Cash	8,952
Deposit at broker for futures contracts collateral	339,600
Interest and dividends receivable	897,347
Receivable for investments sold	544,881
Prepaid expenses	4,354

Total Assets	884,013,981

Liabilities:
Payable for capital shares redeemed	64,923
Payable for collateral received on loaned securities	11,752,931
Payable for variation margin on futures contracts	11,534
Manager fees payable	189,085
Administration fees payable	127,322
Distribution fees payable	172,213
Custodian fees payable	5,987
Administrative and compliance services fees payable	1,599
Transfer agent fees payable	2,274
Trustee fees payable	8,982
Other accrued liabilities	62,235

Total Liabilities	12,399,085

Net Assets	$871,614,896

Net Assets Consist of:
Paid in capital	$464,899,395
Total distributable earnings	406,715,501

Net Assets	$871,614,896

Class 1
Net Assets	$46,174,413
Shares of beneficial interest (unlimited number of shares authorized, no par value)	3,929,973
Net Asset Value (offering and redemption price per share)	$11.75

Class 2
Net Assets	$825,440,483
Shares of beneficial interest (unlimited number of shares authorized, no par value)	49,223,681
Net Asset Value (offering and redemption price per share)	$16.77

(a)	Includes securities on loan of $11,373,226.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Dividends	$11,157,864
Income from securities lending	146,132
Foreign withholding tax	(10,670)

Total Investment Income	11,293,326

Expenses:
Management fees	2,267,731
Administration fees	306,553
Distribution fees — Class 2	2,062,908
Custodian fees	31,606
Administrative and compliance services fees	10,162
Transfer agent fees	10,012
Trustee fees	42,300
Professional fees	38,770
Licensing fees	158,236
Shareholder reports	31,207
Other expenses	15,972

Total expenses	4,975,457

Net Investment Income/(Loss)	6,317,869

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities	111,828,780
Net realized gains/(losses) on futures contracts	644,180
Change in net unrealized appreciation/depreciation on securities	79,276,074
Change in net unrealized appreciation/depreciation on futures contracts	210,209

Net realized and Change in net unrealized gains/losses on investments	191,959,243

Change in Net Assets Resulting From Operations	$198,277,112

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$6,317,869	$6,164,309
Net realized gains/(losses) on investments	112,472,960	6,504,197
Change in unrealized appreciation/depreciation on investments	79,486,283	62,569,968

Change in net assets resulting from operations	198,277,112	75,238,474

Distributions to Shareholders:
Class 1	(2,166,192)	(3,190,100)
Class 2	(26,155,914)	(41,852,417)

Change in net assets resulting from distributions to shareholders	(28,322,106)	(45,042,517)

Capital Transactions:
Class 1
Proceeds from shares issued	86,410	187,289
Proceeds from dividends reinvested	2,166,192	3,190,100
Value of shares redeemed	(7,568,265)	(4,909,090)

Total Class 1 Shares	(5,315,663)	(1,531,701)

Class 2
Proceeds from shares issued	61,823,244	80,434,284
Proceeds from dividends reinvested	26,155,914	41,852,417
Value of shares redeemed	(195,522,153)	(184,050,997)

Total Class 2 Shares	(107,542,995)	(61,764,296)

Change in net assets resulting from capital transactions	(112,858,658)	(63,295,997)

Change in net assets	57,096,348	(33,100,040)
Net Assets:
Beginning of period	814,518,548	847,618,588

End of period	$871,614,896	$814,518,548

Share Transactions:
Class 1
Shares issued	7,506	26,260
Dividends reinvested	192,550	397,768
Shares redeemed	(660,924)	(602,581)

Total Class 1 Shares	(460,868)	(178,553)

Class 2
Shares issued	3,695,251	8,597,337
Dividends reinvested	1,627,624	3,707,035
Shares redeemed	(12,276,692)	(16,856,826)

Total Class 2 Shares	(6,953,817)	(4,552,454)

Change in shares	(7,414,685)	(4,731,007)

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Class 1

Net Asset Value, Beginning of Period	$9.76	$9.65	$9.26	$11.68	$11.38

Investment Activities:
Net Investment Income/(Loss)	0.11 (a)	0.09 (a)	0.12 (a)	0.16	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	2.44	0.80	1.78	(0.93)	1.24

Total from Investment Activities	2.55	0.89	1.90	(0.77)	1.40

Distributions to Shareholders From:
Net Investment Income	(0.14)	(0.17)	(0.17)	(0.18)	(0.08)
Net Realized Gains	(0.42)	(0.61)	(1.34)	(1.47)	(1.02)

Total Dividends	(0.56)	(0.78)	(1.51)	(1.65)	(1.10)

Net Asset Value, End of Period	$11.75	$9.76	$9.65	$9.26	$11.68

Total Return(b)	26.37%	10.98%	22.42%	(8.59)%	12.94%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$46,174	$42,848	$44,098	$41,285	$53,319
Net Investment Income/(Loss)	0.95%	1.11%	1.21%	1.17%	1.21%
Expenses Before Reductions(c)	0.33%	0.34%	0.33%	0.33%	0.32%
Expenses Net of Reductions	0.33%	0.34%	0.33%	0.33%	0.32%
Portfolio Turnover Rate(d)	20%	21%	14%	19%	16%

Class 2

Net Asset Value, Beginning of Period	$13.74	$13.23	$12.17	$14.88	$14.23

Investment Activities:
Net Investment Income/(Loss)	0.12 (a)	0.10 (a)	0.13 (a)	0.15	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	3.44	1.15	2.40	(1.25)	1.59

Total from Investment Activities	3.56	1.25	2.53	(1.10)	1.74

Distributions to Shareholders From:
Net Investment Income	(0.11)	(0.13)	(0.13)	(0.14)	(0.07)
Net Realized Gains	(0.42)	(0.61)	(1.34)	(1.47)	(1.02)

Total Dividends	(0.53)	(0.74)	(1.47)	(1.61)	(1.09)

Net Asset Value, End of Period	$16.77	$13.74	$13.23	$12.17	$14.88

Total Return(b)	26.04%	10.71%	22.19%	(8.93)%	12.75%

Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$825,440	$771,671	$803,521	$713,258	$869,770
Net Investment Income/(Loss)	0.71%	0.86%	0.96%	0.93%	0.96%
Expenses Before Reductions(c)	0.58%	0.59%	0.58%	0.58%	0.57%
Expenses Net of Reductions	0.58%	0.59%	0.58%	0.58%	0.57%
Portfolio Turnover Rate(d)	20%	21%	14%	19%	16%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2021

Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Class Allocation

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.    All share classes have equal voting rights, except that voting with respect to matters that affect a single class is limited to shares of that class.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $14,363 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $11,752,931 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund did not engage in any Rule 17a-7 transactions.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2021, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”), if any, is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the period ended December 31, 2021, the monthly average notional amount for long contracts was $6.5 million. There was no short contract activity during the period. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$117,021	Payable for variation margin on futures contracts*	$—

*

For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Futures Contracts	Net realized gains/(losses) on futures contracts/Change in net unrealized appreciation/depreciation on futures contracts	$644,180	$210,209

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit

AZL Small Cap Stock Index Fund, Class 1	0.26%	0.46%

AZL Small Cap Stock Index Fund, Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limits in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2021, there were no such waivers.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2021

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$865,315,792	$—	$—	$865,315,792
Short-Term Security Held as Collateral for Securities on Loan	11,752,931	—	—	11,752,931
Unaffiliated Investment Company	5,150,124	—	—	5,150,124

Total Investment Securities	882,218,847	—	—	882,218,847

Other Financial Instruments:*
Futures Contracts	117,021	—	—	117,021

Total Investments	$882,335,868	$—	$—	$882,335,868

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL Small Cap Stock Index Fund	$168,593,515	$294,699,743

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other preexisting political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

18

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2021

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $593,009,200. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$323,034,668
Unrealized (depreciation)	(33,825,021)

Net unrealized appreciation/(depreciation)	$289,209,647

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$10,191,642	$18,130,464	$28,322,106

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL Small Cap Stock Index Fund	$10,984,719	$34,057,798	$45,042,517

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL Small Cap Stock Index Fund	$22,126,406	$95,379,448	$—	$289,209,647	$406,715,501

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation was attributable primarily to tax deferral of losses on wash sales, mark-to-market of futures contracts, investments in real estate investment trusts and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had an individual shareholder account which is affiliated with the Manager representing ownership in excess of 55% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL Small Cap Stock Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL Small Cap Stock Index Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

20

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 64.01% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $4,314,386.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $18,130,464.

21

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

22

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

23

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

24

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

26

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2021

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments Page 4

Statement of Assets and Liabilities Page 12

Statement of Operations Page 12

Statements of Changes in Net Assets Page 13

Financial Highlights Page 14

Notes to the Financial Statements Page 15

Report of Independent Registered Public Accounting Firm Page 22

Other Federal Income Tax Information Page 23

Other Information Page 24

Approval of Investment Advisory and Subadvisory Agreements Page 25

Information about the Board of Trustees and Officers Page 28

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2021?*

For the year ended December 31, 2021, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned 18.12%. That compared to a 28.71%, (1.54)% and a 15.96% total return for its benchmarks, the S&P 500® Index, the Bloomberg U.S. Aggregate Index, and the Moderate Composite Index, respectively.1

Even as the coronavirus pandemic continued to impact global economies, U.S. stocks climbed in 2021, extending a period of healthy growth that began after the sharp decline in February and March 2020. The S&P 500® Index repeatedly reached record highs throughout the year. Equities advanced as the economy reopened and recovered — facilitated by the rollout of coronavirus vaccines and significant federal fiscal relief — and as corporations reported robust earnings growth. However, the financial markets suffered periodically during the year over concerns about elevated inflation, which stemmed in part from global supply chain disruptions, the emergence of new coronavirus variants, and the U.S. Federal Reserve’s decision to taper its monthly asset purchases starting in November.

The equity portion of the Fund slightly underperformed the S&P 500® Index but outperformed its composite benchmark. The Fund’s fixed income holdings posted a positive return during the one-year period, outperforming the Bloomberg U.S. Aggregate Bond Index. Within equities, stock selection in health care and communication services contributed the most to relative performance. Conversely, stock selection and allocation effects in information technology detracted from relative results.

Within fixed-income, the Fund’s above-benchmark exposure to bank loans and high-yield bonds aided relative results, as they were the best performing areas of the fixed-income market during the year.

Overall, the Fund’s exposure to equities increased compared to the beginning of the period, as the Fund added to select stocks in the communication services and consumer staples sectors. The Fund’s overall weighting in fixed income slightly decreased during the year, as the subadvisor reduced exposure to high-yield bonds. The cash position declined compared to the beginning of the period as a result of these shifts.

The Fund maintained exposure to covered call options during the period. This type of derivative provides downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s covered call strategy made a modestly positive contribution to returns.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform as described or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2021.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivative instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in the Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2021
	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	18.12%	19.95%	14.79%	13.93%
S&P 500® Index	28.71%	26.07%	18.47%	16.55%
Bloomberg U.S. Aggregate Bond Index	(1.54)%	4.79%	3.57%	2.90%
Moderate Composite Index	15.96%	17.77%	12.78%	11.22%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.08%

The above expense ratio is based on the current Fund prospectus dated April 30, 2021. The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2023. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses such as interest expense and acquired fund fees and expenses, to 1.20% through April 30, 2023. Additional information pertaining to the December 31, 2021 expense ratio can be found in the Financial Highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.06%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500®”), the Bloomberg U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500® is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500® and (40%) of the Bloomberg U.S. Aggregate Bond Index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,075.40	$5.39	1.03%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21 - 12/31/21*	Annualized Expense Ratio During Period 7/1/21 - 12/31/21

AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.01	$5.24	1.03%

*

Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets

Common Stocks	72.6%

Bank Loans	12.0

Unaffiliated Investment Company	8.6

Corporate Bonds	8.0

Preferred Stocks	0.8

Short-Term Security Held as Collateral for Securities on Loan	0.8

Yankee Debt Obligations	0.3

Asset Backed Securities	0.2

Convertible Preferred Stock	0.1

Total Investment Securities	103.4

Net other assets (liabilities)	(3.4)

Net Assets	100.0%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Shares		Value
Common Stocks (72.6%):
Aerospace & Defense (0.4%):
7,900	Lockheed Martin Corp.	$2,807,739
6,000	Northrop Grumman Corp.	2,322,420

		5,130,159

Banks (5.5%):
511,835	Bank of America Corp.	22,771,539
274,873	PNC Financial Services Group, Inc. (The)	55,117,534

		77,889,073

Beverages (1.9%):
53,700	Coca-Cola Co. (The)	3,179,577
584,696	Keurig Dr Pepper, Inc.	21,551,894
15,900	PepsiCo, Inc.	2,761,989

		27,493,460

Capital Markets (1.5%):
11,400	CME Group, Inc.	2,604,444
140,954	Intercontinental Exchange, Inc.	19,278,279

		21,882,723

Commercial Services & Supplies (1.3%):
415,000	Aurora Innovation, Inc.*^	4,672,900
98,142	Waste Connections, Inc.	13,373,810
3,800	Waste Management, Inc.	634,220

		18,680,930

Communications Equipment (0.4%):
88,200	Cisco Systems, Inc.	5,589,234

Electric Utilities (1.8%):
79,863	American Electric Power Co., Inc.	7,105,411
318,064	Exelon Corp.	18,371,377

		25,476,788

Electronic Equipment, Instruments & Components (1.1%):
77,623	TE Connectivity, Ltd.	12,523,695
5,924	Teledyne Technologies, Inc.*	2,588,136

		15,111,831

Health Care Equipment & Supplies (4.8%):
117,704	Becton Dickinson & Co.	29,600,202
97,515	Danaher Corp.	32,083,410
72,491	Hologic, Inc.*	5,549,911
11,400	Medtronic plc	1,179,330

		68,412,853

Health Care Providers & Services (6.4%):
84,227	Humana, Inc.	39,069,536
104,117	UnitedHealth Group, Inc.	52,281,311

		91,350,847

Hotels, Restaurants & Leisure (5.2%):
61,004	Hilton Worldwide Holdings, Inc.*#	9,516,014
43,995	Marriott International, Inc., Class A*	7,269,734
14,161	McDonald’s Corp.#	3,796,139
386,980	Yum! Brands, Inc.	53,736,043

		74,317,930

Industrial Conglomerates (4.9%):
672,379	General Electric Co.	63,519,644
11,637	Roper Technologies, Inc.	5,723,775

		69,243,419

Insurance (2.5%):
202,476	Marsh & McLennan Cos., Inc.	35,194,378

Shares		Value
Common Stocks, continued
Interactive Media & Services (6.7%):
11,728	Alphabet, Inc., Class A*#	$33,976,485
16,334	Alphabet, Inc., Class C*#	47,263,899
43,326	Meta Platforms, Inc., Class A*	14,572,700

		95,813,084

Internet & Direct Marketing Retail (5.3%):
22,589	Amazon.com, Inc.*#	75,319,406

IT Services (2.1%):
36,281	Fiserv, Inc.*#	3,765,605
36,771	FleetCor Technologies, Inc.*	8,230,821
6,500	Mastercard, Inc., Class A	2,335,580
70,200	Visa, Inc., Class A#	15,213,042

		29,545,048

Life Sciences Tools & Services (5.2%):
120,007	PerkinElmer, Inc.	24,128,607
75,321	Thermo Fisher Scientific, Inc.	50,257,184

		74,385,791

Machinery (0.7%):
167,840	Ingersoll-Rand, Inc.	10,384,261

Multi-Utilities (4.5%):
286,582	Ameren Corp.	25,508,664
228,446	CMS Energy Corp.	14,860,412
344,611	Public Service Enterprise Group, Inc.	22,995,892

		63,364,968

Professional Services (0.0%†):
2,689	TransUnion	318,862

Semiconductors & Semiconductor Equipment (0.2%):
14,400	NXP Semiconductors NV	3,280,032

Software (9.2%):
326,966	Microsoft Corp.#	109,965,205
80,552	salesforce.com, Inc.*	20,470,680

		130,435,885

Specialty Retail (0.0%†):
5,600	Ross Stores, Inc.#	639,968

Technology Hardware, Storage & Peripherals (1.0%):
77,510	Apple, Inc.	13,763,451

Total Common Stocks (Cost $716,072,345)		1,033,024,381

Preferred Stocks (0.8%):
Capital Markets (0.0%†):
3,600	Charles Schwab Corp. (The), Series D, 23.35%, 11/14/19	91,728

Electric Utilities (0.1%):
80,350	SCE Trust IV, Series J, 2.79%, 12/31/49	2,013,571

Multi-Utilities (0.7%):
98,312	CMS Energy Corp., 1.63%, 10/15/78	2,629,846
134,780	CMS Energy Corp., 1.62%, 3/1/79	3,625,582
44,220	NiSource, Inc., Series B, 2.87%, 11/21/19	1,203,668
19,227	NiSource, Inc., 0.06%, 3/1/24	2,153,232

		9,612,328

Total Preferred Stocks (Cost $10,954,250)		11,717,627

Convertible Preferred Stock (0.1%):
Electric Utilities (0.1%):
36,961	American Electric Power Co., Inc., 5.35%, 3/15/22	1,852,485

Total Convertible Preferred Stock (Cost $1,840,522)		1,852,485

See accompanying notes to the financial statements.

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Asset Backed Securities (0.2%):
$1,420,650	Dominos Pizza Master Issuer LLC, Class A23, Series 2018-1A, 4.12%, 7/25/47, Callable 7/25/24 @ 100(a)	$1,487,478
1,348,300	Dominos Pizza Master Issuer LLC, Class A2I, Series 2018-1A, 4.12%, 7/25/48, Callable 10/25/22 @ 100(a)	1,371,963
633,713	Dominos Pizza Master Issuer LLC, Class A2, Series 2019-1A, 3.67%, 10/25/49, Callable 10/25/26 @ 100(a)	674,069

Total Asset Backed Securities (Cost $3,388,426)		3,533,510

Bank Loans (12.0%):
Airlines (0.7%):
6,405,000	Formula One Management Limited Facility B3, 3.50% (LIBOR+250bps ), 2/1/24	6,394,304
2,770,000	SkyMiles IP Ltd. (Delta Air Lines, Inc.) Initial Term Ln, 3.81% (LIBOR+375bps ), 10/20/27	2,925,812

		9,320,116

Building Products (0.2%):
485,000	Filtration Group Corporation 2021 Incremental Term Ln, 3.56% (LIBOR+350bps ), 10/21/28	483,889
850,551	Filtration Group Corporation Initial Dollar Term Ln, 3.06% (LIBOR+300bps ), 3/31/25, Callable 2/7/22 @ 100	842,310
1,529,998	Filtration Group Corporation Initial Euro Term Ln, 2.85% (EURLIBOR+350bps ), 3/31/25	1,734,130

		3,060,329

Capital Markets (0.7%):
9,165,000	Medline Borrower, LP Initial Dollar Term Ln, 3.31% (LIBOR+325bps ), 10/23/28	9,160,967
537,300	Woof Holdings, Inc. Initial First Lien Term Ln, 4.50% (LIBOR+375bps ), 12/21/27, Callable 2/7/22 @ 100	537,300

		9,698,267

Chemicals (0.9%):
347,416	H.B. Fuller Company Commitment Ln, 2.06% (LIBOR+200bps ), 10/20/24, Callable 2/7/22 @ 100	347,155
8,352,652	USI, Inc. 2017 New Term Ln, 3.06% (LIBOR+300bps ), 3/12/22, Callable 3/12/22 @ 100	8,282,574
4,514,430	USI, Inc. 2021 New Term Ln, 3.31% (LIBOR+325bps ), 12/2/26, Callable 2/7/22 @ 100	4,479,759

		13,109,488

Diversified Consumer Services (0.7%):
5,275,000	Ascend Learning, LLC 2021 First Lien Term Ln, 3.56% (LIBOR+350bps ), 12/11/28, Callable 2/7/22 @ 101	5,262,920
755,000	Ascend Learning, LLC Term Ln 2L, 0.06% (LIBOR+0bps ), 11/18/29	756,261
3,526,635	Loire UK Midco 3 Limited Facility B Ln, 3.31% (LIBOR+325bps ), 4/21/27	3,482,552

		9,501,733

Diversified Financial Services (0.1%):
728,175	Acrisure, LLC 2021-1 Term Ln, 4.25% (LIBOR+375bps ), 2/15/27	726,049

Principal Amount		Value
Bank Loans, continued
Electric Utilities (0.6%):
$1,442,145	Alliant Holdings I LLC 2019 Term Ln, 3.31% (LIBOR+325bps ), 5/9/25, Callable 2/7/22 @ 100	$1,426,700
4,354,088	Alliant Holdings I LLC TLB-4 Term Ln, 3.56% (LIBOR+350bps ), 11/5/27	4,337,759
2,690,253	Alliant Holdings Intermediate, LLC 2018 Initial Term Ln, 3.31% (LIBOR+325bps ), 5/9/25, Callable 2/7/22 @ 100	2,661,198

		8,425,657

Health Care (0.0%†):
75,000	EyeCare Partners, LLC Amndmnt 1 Term Ln, 3.81% (LIBOR+375bps ), 11/15/28	74,644
274,307	EyeCare Partners, LLC Initial First Lien Term Ln, 3.81% (LIBOR+375bps ), 2/18/27, Callable 2/7/22 @ 100	272,508
349,118	Pathway Vet Alliance LLC 2021 Replacement First Lien Term Ln, 3.81% (LIBOR+375bps ), 3/31/27, Callable 2/7/22 @ 100	347,683

		694,835

Health Care Equipment & Supplies (0.0%†):
427,850	Pacific Dental Services, LLC Term Ln, 4.00% (LIBOR+325bps ), 5/5/28	427,448

Health Care Providers & Services (0.7%):
1,642,710	ADMI Corp. Amndmt 4 Term Ln, 3.43% (LIBOR+337.5bps ), 12/23/27, Callable 2/7/22 @ 100	1,631,079
3,082,275	ADMI Corp. Amndmt 5 Term Ln, 3.56% (LIBOR+350bps ), 12/23/27	3,074,076
472,625	Heartland Dental, LLC 2021 Incremental Term Ln, 4.06% (LIBOR+400bps ), 4/30/25, Callable 2/7/22 @ 100	471,444
5,105,453	Heartland Dental, LLC Initial Term Ln, 3.56% (LIBOR+350bps ), 4/30/25, Callable 2/7/22 @ 100	5,050,161

		10,226,760

Hotels, Restaurants & Leisure (0.5%):
70,000	Cedar Fair LP Term B Ln, 1.81% (LIBOR+175bps ), 4/13/24, Callable 2/7/22 @ 100	68,491
837,434	Four Seasons Holdings Inc. 2013 First Lien Term Ln, 2.06% (LIBOR+200bps ), 11/30/23, Callable 2/7/22 @ 100	833,247
1,873,450	IRB Holding Corp. 2020 Replacement Term B Ln, 2.81% (LIBOR+275bps ), 2/5/25, Callable 2/7/22 @ 100	1,868,972
1,993,031	IRB Holding Corp. 4th Amndmnt Incremental Term Ln, 3.31% (LIBOR+325bps ), 12/15/27	1,991,158
604,972	Life Time, Inc. 2021 Refin Term Ln, 4.81% (LIBOR+475bps ), 12/16/24	607,622
1,355,900	Seaworld Parks & Entertainment, Inc. Term B Ln, 3.25% (PRIME+0bps ), 8/25/28, Callable 2/7/22 @ 101	1,349,121

		6,718,611

Insurance (2.8%):
4,129,572	HIG Finance 2 Limited 2021 Dollar Refin Term Ln, 3.31% (LIBOR+325bps ), 11/12/27, Callable 2/7/22 @ 100	4,108,056

See accompanying notes to the financial statements.

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Bank Loans, continued
Insurance, continued
$13,577,270	HUB International, Ltd. B-3 Incremental Term Ln, 3.31% (LIBOR+325bps ), 4/25/25	$13,564,508
21,373,786	HUB International, Ltd. Initial Term Ln, 2.81% (LIBOR+275bps ), 4/25/25	21,111,530
877,045	Ryan Specialty Group, LLC Initial Term Loan, 3.75% (PRIME+200bps ), 9/1/27	875,730

		39,659,824

IT Services (0.0%†):
200,000	CoreLogic, Inc. Initial Term Ln Second Lien, 6.56% (LIBOR+650bps ), 6/4/29	201,376

Life Sciences Tools & Services (0.3%):
160,407	Avantor Funding, Inc. Initial B-4 Dollar Term Ln, 2.06% (LIBOR+200bps ), 11/21/24	160,006
3,658,861	Sunshine Luxembourg VII S.a r.l. Facility B3, 3.06% (LIBOR+300bps ), 10/1/26	3,670,313

		3,830,319

Machinery (0.3%):
4,445,268	TK Elevator Midco GmbH Facility B1, 3.56% (LIBOR+350bps ), 7/30/27	4,444,646
535,000	Welbilt, Inc. 2018 Term B Ln, 2.56% (LIBOR+250bps ), 10/23/25	532,549

		4,977,195

Professional Services (0.4%):
2,846,250	Camelot U.S. Acquisition 1 Co. Amndmnt 2 Incremental Term Ln, 3.06% (LIBOR+300bps ), 10/30/26	2,841,810
3,067,313	CoreLogic, Inc. Iniitial Term Ln First Lien, 0.06% (LIBOR+0bps ), 6/2/28, Callable 2/7/22 @ 100	3,061,178

		5,902,988

Software (2.4%):
317,354	Applied Systems, Inc. 2021 Second Lien Term Ln, 5.56% (LIBOR+550bps ), 9/19/25, Callable 2/7/22 @ 101	319,337
2,879,750	Applied Systems, Inc. First Lien Term Ln, 3.06% (LIBOR+300bps ), 9/19/24, Callable 2/7/22 @ 100	2,876,870
625,494	Azalea TopCo, Inc. 2021 First Lien Term Ln, 3.81% (LIBOR+375bps ), 7/24/26, Callable 2/7/22 @ 100	624,906
4,048,167	Azalea TopCo, Inc. Initial First Lien Tern Ln, 3.56% (LIBOR+350bps ), 7/24/26, Callable 2/7/22 @ 100	4,026,671
480,000	Polaris Newco, LLC Dollar First Lien Term Ln, 4.06% (LIBOR+400bps ), 6/2/28, Callable 2/7/22 @ 100	479,549
473,875	Project Boost Purchaser, LLC 2021 Tranche 2 Term Ln, 3.56% (LIBOR+350bps ), 5/30/26, Callable 2/7/22 @ 100	473,482
4,245,000	RealPage, Inc. Initial First Lien Term Ln, 3.31% (LIBOR+325bps ), 4/24/28, Callable 2/7/22 @ 100	4,229,761
200,000	RealPage, Inc. Initial Second Lien Term Ln, 6.56% (LIBOR+650bps ), 4/23/29	202,300
872,813	Sophia, L.P. First Lien Term Ln B, 3.56% (LIBOR+350bps ), 10/7/27, Callable 2/7/22 @ 101	872,158
785,000	UKG Inc. 2021 Incremental Second Lien Term Ln, 5.31% (LIBOR+525bps ), 5/3/27	786,476

Principal Amount		Value
Bank Loans, continued
Software, continued
$18,923,555	UKG Inc. 2021-2 Incremental First Lien Term Ln, 3.31% (LIBOR+325bps ), 5/4/26, Callable 2/7/22 @ 101	$18,811,149
493,638	Ultimate Software Group Inc., Initial First Lien Term Ln, 3.81% (LIBOR+375bps ), 5/4/26, Callable 2/7/22 @ 100	491,786

		34,194,445

Sovereign Bond (0.5%):
6,710,000	Mileage Plus Holdings LLC Initial Term Loan, 5.31% (LIBOR+525bps ), 6/21/27	7,066,502

Specialty Retail (0.2%):
947,225	PetVet Care Centers, LLC 2018 First Lien Term Ln, 3.31% (LIBOR+325bps ), 2/14/25, Callable 2/7/22 @ 100	940,718
2,024,356	PetVet Care Centers, LLC 2021 First Lien Replacement Term Ln, 3.56% (LIBOR+350bps ), 2/14/25, Callable 2/7/22 @ 100	2,021,825
305,635	PetVet Care Centers, LLC Initial First Lien Term Ln, 2.81% (LIBOR+275bps ), 2/14/25, Callable 2/7/22 @ 100	301,815

		3,264,358

Technology Hardware, Storage & Peripherals (0.0%†):
606,888	Eagle Broadband Investments, LLC Initial Term Ln, 3.06% (LIBOR+300bps ), 11/12/27, Callable 2/7/22 @ 100	605,753

Total Bank Loans (Cost $170,732,642)		171,612,053

Corporate Bonds (8.0%):
Airlines (0.3%):
2,065,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(a)	2,163,765
1,150,000	Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(a)	1,258,441
1,250,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27, Callable 6/30/23 @ 103.25(a)	1,334,375
172,661	U.S. Airways Group, Inc., Series 2010-1A, 6.25%, 10/22/24	176,977

		4,933,558

Auto Components (0.2%):
467,000	Clarios Global LP, 6.75%, 5/15/25, Callable 5/15/22 @ 103.38(a)	488,599
643,000	Clarios Global LP / Clarios US Finance Co., 6.25%, 5/15/26, Callable 5/15/22 @ 103.13(a)	679,972
1,070,000	Clarios Global LP / Clarios US Finance Co., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25(a)	1,131,525

		2,300,096

Building Products (0.0%†):
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	287,750

Capital Markets (0.0%†):
452,000	State Street Corp., Series F, 3.80% (US0003M+360 bps), Callable 3/15/22 @ 100	454,260

See accompanying notes to the financial statements.

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Diversified Financial Services (0.2%):
$2,250,000	Acrisure LLC / Acrisure Finance, Inc., 7.00%, 11/15/25, Callable 2/7/22 @ 101.75(a)	$2,255,625

Electric Utilities (0.0%†):
275,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27, Callable 10/15/22 @ 103.38(a)	283,937
250,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 4.25%, 10/15/27, Callable 10/15/23 @ 102.13(a)	250,000
250,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 5.88%, 11/1/29, Callable 11/1/24 @ 102.94(a)	254,375

		788,312

Entertainment (1.9%):
300,000	Netflix, Inc., 5.50%, 2/15/22	301,125
1,690,000	Netflix, Inc., 5.88%, 2/15/25	1,899,138
4,385,000	Netflix, Inc., 4.38%, 11/15/26^	4,856,387
5,423,000	Netflix, Inc., 4.88%, 4/15/28	6,182,220
7,300,000	Netflix, Inc., 5.88%, 11/15/28	8,778,250
3,940,000	Netflix, Inc., 6.38%, 5/15/29	4,910,225
125,000	Netflix, Inc., 4.88%, 6/15/30, Callable 3/15/30 @ 100(a)	145,625

		27,072,970

Equity Real Estate Investment Trusts (0.0%†):
605,000	SBA Communications Corp., 3.88%, 2/15/27, Callable 2/15/23 @ 101.94	623,150

Health Care Equipment & Supplies (0.1%):
860,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	893,325

Health Care Providers & Services (0.2%):
1,355,000	Hadrian Merger Sub, Inc., 8.50%, 5/1/26, Callable 2/7/22 @ 104.25(a)	1,393,956
1,060,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27, Callable 4/15/22 @ 105(a)	1,126,250
450,000	Tenet Healthcare Corp., 4.63%, 9/1/24, Callable 1/24/22 @ 102.31(a)	460,688

		2,980,894

Hotels, Restaurants & Leisure (2.3%):
2,552,000	Cedar Fair LP /Canada’s Wonderland Co. / Magnum Management Corp., 5.38%, 4/15/27, Callable 4/15/22 @ 102.69	2,615,800
920,000	Cedar Fair LP /Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.50%, 5/1/25, Callable 5/1/22 @ 102.75(a)	952,200
2,308,000	Cedar Fair, LP, 5.25%, 7/15/29, Callable 7/15/24 @ 102.63	2,365,700
1,780,000	Cedar Fair, LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/1/28, Callable 10/1/23 @ 103.25	1,895,700
100,000	Hilton Domestic Operating Co., Inc., 5.38%, 5/1/25, Callable 5/1/22 @ 102.69(a)	103,500
70,000	IRB Holding Corp., 6.75%, 2/15/26, Callable 2/7/22 @ 103.38(a)	71,400

Principal Amount		Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$5,248,000	KFC Holding Co. /Pizza Hut Holdings LLC /Taco Bell of America LLC, 4.75%, 6/1/27, Callable 6/1/22 @ 102.38(a)	$5,451,360
1,253,000	Life Time, Inc., 5.75%, 1/15/26, Callable 1/15/23 @ 102.88(a)	1,298,421
355,000	Marriott International, Inc., 3.13%, 6/15/26, Callable 3/15/26 @ 100	370,885
5,594,000	Six Flags Entertainment Corp., 4.88%, 7/31/24, Callable 2/7/22 @ 101.22(a)	5,649,940
3,690,000	Six Flags Entertainment Corp., 5.50%, 4/15/27, Callable 4/15/22 @ 102.75^(a)	3,814,537
1,810,000	Six Flags Theme Parks, Inc., 7.00%, 7/1/25, Callable 7/1/22 @ 103.5(a)	1,929,913
1,312,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100	1,367,760
465,000	Yum! Brands, Inc., 7.75%, 4/1/25, Callable 4/1/22 @ 103.88(a)	489,412
370,000	Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100(a)	399,138
1,042,000	Yum! Brands, Inc., 6.88%, 11/15/37	1,314,223
1,889,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	2,082,622

		32,172,511

Industrial Conglomerates (0.3%):
3,922,000	General Electric Co., Series D, 3.53% (US0003M+333 bps), Callable 3/15/22 @ 100	3,880,672

Insurance (0.7%):
395,000	AmWINS Group, Inc., 4.88%, 6/30/29, Callable 6/30/24 @ 102.44(a)	399,938
6,567,000	HUB International, Ltd., 7.00%, 5/1/26, Callable 1/18/22 @ 103.5(a)	6,739,384
460,000	HUB International, Ltd., 5.63%, 12/1/29, Callable 12/1/24 @ 102.81(a)	470,350
2,610,000	USI, Inc., 6.88%, 5/1/25, Callable 2/7/22 @ 101.72(a)	2,632,837

		10,242,509

Leisure Products (0.1%):
1,230,000	Photo Holdings Merger Sub, Inc., 8.50%, 10/1/26, Callable 10/1/22 @ 104.25^(a)	1,279,200

Life Sciences Tools & Services (0.1%):
1,220,000	Avantor Funding, Inc., 4.63%, 7/15/28, Callable 7/15/23 @ 102.31(a)	1,277,950

Machinery (0.1%):
1,042,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/7/22 @ 100.00	1,052,420

Media (1.3%):
1,405,000	CCO Holdings LLC, 4.00%, 3/1/23, Callable 1/24/22 @ 100(a)	1,405,000
6,869,000	CCO Holdings LLC, 5.13%, 5/1/27, Callable 5/1/22 @ 102.56(a)	7,109,415
7,881,000	CCO Holdings LLC, 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	8,196,240
1,630,000	Sirius XM Radio, Inc., 5.00%, 8/1/27, Callable 8/1/22 @ 102.5(a)	1,689,087

		18,399,742

See accompanying notes to the financial statements.

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Principal Amount		Value
Corporate Bonds, continued
Multi-Utilities (0.1%):
$1,705,000	NiSource, Inc., 5.65% (H15T5Y+284 bps), Callable 6/15/23 @ 100	$1,767,202

Professional Services (0.0%†):
405,000	Korn Ferry, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31(a)	417,150

Real Estate Management & Development (0.0%†):
275,000	TK Elevator US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63(a)	288,750

Software (0.1%):
715,000	Clarivate Science Holdings Corp., 3.88%, 7/1/28, Callable 6/30/24 @ 101.94(a)	718,575
220,000	Clarivate Science Holdings Corp., 4.88%, 7/1/29, Callable 6/30/24 @ 102.44(a)	222,200

		940,775

Total Corporate Bonds (Cost $107,351,573)		114,308,821

Yankee Debt Obligations (0.3%):
Diversified Telecommunication Services (0.1%):
1,450,000	Altice France Holding SA, 10.50%, 5/15/27, Callable 5/15/22 @ 105.25(a)	1,558,750

Electrical Equipment (0.2%):
745,000	Sensata Technologies BV, 4.88%, 10/15/23(a)	782,250

Principal Amount		Value
Yankee Debt Obligations, continued
Electrical Equipment, continued
$260,000	Sensata Technologies BV, 5.63%, 11/1/24(a)	$285,025
925,000	Sensata Technologies BV, 5.00%, 10/1/25(a)	1,002,469

		2,069,744

Total Yankee Debt Obligations (Cost $3,511,526)		3,628,494

Short-Term Security Held as Collateral for Securities on Loan (0.8%):
11,161,178	BlackRock Liquidity FedFund, Institutional Class , 0.03%(b)(c)	11,161,178

Total Short-Term Security Held as Collateral for Securities on Loan (Cost $11,161,178)		11,161,178

Shares		Value
Unaffiliated Investment Company (8.6%):
Money Markets (8.6%):
121,946,477	Dreyfus Treasury Securities Cash Management Fund, Institutional Shares, 0.01%(c)	121,946,477

Total Unaffiliated Investment Company (Cost $121,946,477)		121,946,477

Total Investment Securities (Cost $1,146,958,939) — 103.4%(d)		1,472,785,026
Net other assets (liabilities) — (3.4)%		(49,031,505)

Net Assets — 100.0%		$1,423,753,521

Percentages indicated are based on net assets as of December 31, 2021.

H15T5Y—5 Year Treasury Constant Maturity Rate

LIBOR—London Interbank Offered Rate

US0003M—3 Month US Dollar LIBOR

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2021. The total value of securities on loan as of December 31, 2021 was $10,761,710.

†	Represents less than 0.05%.

#	All or a portion of these investments are held as collateral for the written options. As of December 31, 2021, the total value of securities held as collateral for the written options is $40,556,168.

(a)

Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2021.

(c)	The rate represents the effective yield at December 31, 2021.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

At December 31, 2021, the Fund’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Alphabet, Inc.	Goldman Sachs	Call	1760.00 USD	1/21/22	14	$24,640	$(1,587,867)
Alphabet, Inc.	Goldman Sachs	Call	1780.00 USD	1/21/22	14	24,920	(1,559,870)
Alphabet, Inc.	Goldman Sachs	Call	1800.00 USD	1/21/22	14	25,200	(1,531,872)
Alphabet, Inc.	Goldman Sachs	Call	1980.00 USD	6/17/22	4	7,920	(375,068)
Alphabet, Inc.	Goldman Sachs	Call	2000.00 USD	6/17/22	4	8,000	(367,443)
Alphabet, Inc.	Goldman Sachs	Call	2100.00 USD	6/17/22	4	8,400	(329,712)
Alphabet, Inc.	Susquehanna	Call	2550.00 USD	6/17/22	2	5,100	(87,114)
Alphabet, Inc.	Susquehanna	Call	2600.00 USD	6/17/22	2	5,200	(79,593)
Alphabet, Inc.	Susquehanna	Call	2650.00 USD	6/17/22	2	5,300	(72,374)
Alphabet, Inc.	Goldman Sachs	Call	1960.00 USD	9/16/22	4	7,840	(392,351)
Alphabet, Inc.	Goldman Sachs	Call	1980.00 USD	9/16/22	4	7,920	(384,986)
Alphabet, Inc.	Goldman Sachs	Call	2000.00 USD	9/16/22	4	8,000	(377,650)

See accompanying notes to the financial statements.

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Alphabet, Inc.	Goldman Sachs	Call	2100.00 USD	9/16/22	4	$8,400	$(341,493)
Alphabet, Inc.	Susquehanna	Call	2450.00 USD	9/16/22	1	2,450	(56,039)
Alphabet, Inc.	Susquehanna	Call	2500.00 USD	9/16/22	1	2,500	(52,246)
Alphabet, Inc.	Susquehanna	Call	2550.00 USD	9/16/22	1	2,550	(48,573)
Alphabet, Inc.	Susquehanna	Call	2600.00 USD	9/16/22	1	2,600	(45,029)
Alphabet, Inc.	Goldman Sachs	Call	3200.00 USD	1/20/23	3	9,600	(62,914)
Alphabet, Inc.	Goldman Sachs	Call	3300.00 USD	1/20/23	3	9,900	(53,054)
Alphabet, Inc.	Goldman Sachs	Call	3400.00 USD	1/20/23	3	10,200	(44,493)
Alphabet, Inc.	Goldman Sachs	Call	3500.00 USD	1/20/23	4	14,000	(49,562)
Amazon.com, Inc.	Credit Suisse First Boston	Call	3800.00 USD	1/21/22	6	22,800	(1,571)
Amazon.com, Inc.	Royal Bank of Canada	Call	3900.00 USD	1/21/22	3	11,700	(496)
Amazon.com, Inc.	Credit Suisse First Boston	Call	3900.00 USD	1/21/22	6	23,400	(992)
Amazon.com, Inc.	Credit Suisse First Boston	Call	4000.00 USD	1/21/22	6	24,000	(675)
Amazon.com, Inc.	Citigroup	Call	4000.00 USD	1/21/22	4	16,000	(450)
Amazon.com, Inc.	Royal Bank of Canada	Call	4000.00 USD	1/21/22	2	8,000	(225)
Amazon.com, Inc.	Citigroup	Call	4100.00 USD	1/21/22	4	16,400	(330)
Amazon.com, Inc.	Royal Bank of Canada	Call	4100.00 USD	1/21/22	2	8,200	(165)
Amazon.com, Inc.	Citigroup	Call	4200.00 USD	1/21/22	4	16,800	(254)
Amazon.com, Inc.	Royal Bank of Canada	Call	4200.00 USD	1/21/22	3	12,600	(191)
Amazon.com, Inc.	Citigroup	Call	4300.00 USD	1/21/22	3	12,900	(150)
Amazon.com, Inc.	Royal Bank of Canada	Call	4300.00 USD	1/21/22	2	8,600	(100)
Amazon.com, Inc.	Goldman Sachs	Call	4000.00 USD	1/20/23	2	8,000	(36,729)
Amazon.com, Inc.	Goldman Sachs	Call	4100.00 USD	1/20/23	2	8,200	(32,226)
Amazon.com, Inc.	Goldman Sachs	Call	4200.00 USD	1/20/23	2	8,400	(28,259)
Amazon.com, Inc.	Goldman Sachs	Call	4300.00 USD	1/20/23	2	8,600	(24,790)
Amazon.com, Inc.	Goldman Sachs	Call	4400.00 USD	1/20/23	2	8,800	(21,754)
Amazon.com, Inc.	Goldman Sachs	Call	4500.00 USD	1/20/23	1	4,500	(9,548)
Amazon.com, Inc.	Citigroup	Call	4500.00 USD	1/20/23	2	9,000	(19,096)
Amazon.com, Inc.	Citigroup	Call	4600.00 USD	1/20/23	2	9,200	(16,775)
Amazon.com, Inc.	Citigroup	Call	4700.00 USD	1/20/23	2	9,400	(14,759)
Amazon.com, Inc.	Citigroup	Call	4800.00 USD	1/20/23	2	9,600	(13,014)
Amazon.com, Inc.	Citigroup	Call	4900.00 USD	1/20/23	2	9,800	(11,502)
Amazon.com, Inc.	Citigroup	Call	5000.00 USD	1/20/23	2	10,000	(10,178)
Amazon.com, Inc.	Citigroup	Call	5100.00 USD	1/20/23	2	10,200	(9,003)
American Electric Power Co., Inc.	JPMorgan Chase	Call	90.00 USD	1/21/22	237	21,330	(17,713)
American Electric Power Co., Inc.	JPMorgan Chase	Call	95.00 USD	1/21/22	289	27,455	(1,186)
American Electric Power Co., Inc.	JPMorgan Chase	Call	97.50 USD	1/21/22	93	9,068	(129)
American Electric Power Co., Inc.	JPMorgan Chase	Call	100.00 USD	1/21/22	93	9,300	(51)
Bank of America Corp.	Credit Suisse First Boston	Call	35.00 USD	1/21/22	764	26,740	(728,990)
Bank of America Corp.	Royal Bank of Canada	Call	37.00 USD	1/21/22	568	21,016	(429,581)
Bank of America Corp.	Credit Suisse First Boston	Call	40.00 USD	1/21/22	162	6,480	(75,406)
Bank of America Corp.	Credit Suisse First Boston	Call	45.00 USD	1/21/22	162	7,290	(13,918)
Bank of America Corp.	JPMorgan Chase	Call	45.00 USD	1/20/23	705	31,725	(321,650)
Bank of America Corp.	Credit Suisse First Boston	Call	45.00 USD	1/20/23	1,244	55,980	(567,565)
Bank of America Corp.	JPMorgan Chase	Call	50.00 USD	1/20/23	346	17,300	(91,803)
Bank of America Corp.	Credit Suisse First Boston	Call	50.00 USD	1/20/23	306	15,300	(81,190)
Cisco Systems, Inc.	JPMorgan Chase	Call	45.00 USD	1/21/22	294	13,230	(540,078)
Cisco Systems, Inc.	JPMorgan Chase	Call	47.50 USD	1/21/22	294	13,965	(466,578)
Cisco Systems, Inc.	JPMorgan Chase	Call	50.00 USD	1/21/22	294	14,700	(393,078)
CME Group, Inc.	JPMorgan Chase	Call	220.00 USD	1/21/22	57	12,540	(59,629)
CME Group, Inc.	JPMorgan Chase	Call	230.00 USD	1/21/22	57	13,110	(18,897)
Coca-Cola Co. (The)	Credit Suisse First Boston	Call	52.50 USD	1/21/22	268	14,070	(179,935)
Coca-Cola Co. (The)	Credit Suisse First Boston	Call	55.00 USD	1/21/22	269	14,795	(114,504)
Danaher Corp.	Credit Suisse First Boston	Call	270.00 USD	1/21/22	12	3,240	(71,086)
Danaher Corp.	Credit Suisse First Boston	Call	280.00 USD	1/21/22	31	8,680	(153,160)
Danaher Corp.	Credit Suisse First Boston	Call	290.00 USD	1/21/22	19	5,510	(75,357)
Danaher Corp.	JPMorgan Chase	Call	300.00 USD	1/21/22	129	38,700	(388,718)
Exelon Corp.	Citigroup	Call	50.00 USD	1/21/22	93	4,650	(72,168)

See accompanying notes to the financial statements.

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Facebook, Inc.	JPMorgan Chase	Call	340.00 USD	1/21/22	34	$11,560	$(24,048)
Facebook, Inc.	JPMorgan Chase	Call	345.00 USD	1/21/22	34	11,730	(17,357)
Facebook, Inc.	JPMorgan Chase	Call	380.00 USD	1/21/22	10	3,800	(410)
Facebook, Inc.	JPMorgan Chase	Call	400.00 USD	1/21/22	250	100,000	(3,182)
Facebook, Inc.	JPMorgan Chase	Call	345.00 USD	9/16/22	19	6,555	(65,644)
Facebook, Inc.	JPMorgan Chase	Call	360.00 USD	9/16/22	19	6,840	(53,781)
Fiserv, Inc.	Goldman Sachs	Call	130.00 USD	1/21/22	37	4,810	(19)
Fiserv, Inc.	Goldman Sachs	Call	135.00 USD	1/21/22	37	4,995	(8)
Fleetcor Technologies, Inc.	JPMorgan Chase	Call	300.00 USD	1/21/22	14	4,200	(21)
Fleetcor Technologies, Inc.	JPMorgan Chase	Call	310.00 USD	1/21/22	10	3,100	(8)
General Electric Co.	JPMorgan Chase	Call	12.00 USD	1/21/22	945	11,340	(18,388)
General Electric Co.	JPMorgan Chase	Call	15.00 USD	1/21/22	945	14,175	(45)
General Electric Co.	Susquehanna	Call	15.00 USD	1/21/22	1,894	28,410	(90)
Hilton Worldwide Holdings, Inc.	Citigroup	Call	125.00 USD	1/21/22	49	6,125	(152,348)
Hilton Worldwide Holdings, Inc.	Citigroup	Call	130.00 USD	1/21/22	87	11,310	(227,721)
Hilton Worldwide Holdings, Inc.	Citigroup	Call	135.00 USD	1/21/22	38	5,130	(81,028)
Hilton Worldwide Holdings, Inc.	Goldman Sachs	Call	135.00 USD	1/21/22	112	15,120	(238,818)
Hilton Worldwide Holdings, Inc.	Goldman Sachs	Call	140.00 USD	1/21/22	112	15,680	(185,908)
Intercontinental Exchange, Inc.	JPMorgan Chase	Call	125.00 USD	1/21/22	47	5,875	(56,157)
Intercontinental Exchange, Inc.	JPMorgan Chase	Call	130.00 USD	1/21/22	93	12,090	(67,329)
Intercontinental Exchange, Inc.	JPMorgan Chase	Call	135.00 USD	1/21/22	47	6,345	(14,646)
Lockheed Martin Corp.	JPMorgan Chase	Call	340.00 USD	1/21/22	26	8,840	(43,845)
Lockheed Martin Corp.	JPMorgan Chase	Call	360.00 USD	1/21/22	26	9,360	(7,618)
Lockheed Martin Corp.	JPMorgan Chase	Call	375.00 USD	1/21/22	27	10,125	(1,114)
Marriott International, Inc.	Credit Suisse First Boston	Call	145.00 USD	1/21/22	76	11,020	(156,860)
Marriott International, Inc.	Credit Suisse First Boston	Call	150.00 USD	1/21/22	76	11,400	(120,833)
Marriott International, Inc.	Credit Suisse First Boston	Call	155.00 USD	1/21/22	37	5,735	(42,249)
Marriott International, Inc.	Credit Suisse First Boston	Call	160.00 USD	1/21/22	37	5,920	(27,414)
Marriott International, Inc.	Credit Suisse First Boston	Call	165.00 USD	1/21/22	29	4,785	(12,182)
Marriott International, Inc.	Credit Suisse First Boston	Call	170.00 USD	1/21/22	29	4,930	(6,063)
McDonald’s Corp.	Citigroup	Call	210.00 USD	1/21/22	24	5,040	(139,633)
McDonald’s Corp.	Citigroup	Call	220.00 USD	1/21/22	23	5,060	(110,862)
McDonald’s Corp.	Royal Bank of Canada	Call	220.00 USD	1/21/22	19	4,180	(91,582)
McDonald’s Corp.	Royal Bank of Canada	Call	230.00 USD	1/21/22	19	4,370	(72,681)
McDonald’s Corp.	Citigroup	Call	230.00 USD	1/21/22	23	5,290	(87,982)
McDonald’s Corp.	Goldman Sachs	Call	260.00 USD	1/20/23	40	10,400	(102,719)
McDonald’s Corp.	Goldman Sachs	Call	270.00 USD	1/20/23	40	10,800	(80,715)
Medtronic plc	Credit Suisse First Boston	Call	115.00 USD	1/21/22	38	4,370	(228)
Medtronic plc	Credit Suisse First Boston	Call	125.00 USD	1/21/22	38	4,750	(32)
Medtronic plc	Credit Suisse First Boston	Call	130.00 USD	1/21/22	38	4,940	(12)
Microsoft Corp.	Susquehanna	Call	250.00 USD	1/21/22	62	15,500	(535,187)
Microsoft Corp.	Susquehanna	Call	255.00 USD	1/21/22	62	15,810	(504,222)
Microsoft Corp.	Susquehanna	Call	260.00 USD	1/21/22	62	16,120	(473,311)
Microsoft Corp.	Susquehanna	Call	265.00 USD	1/21/22	48	12,720	(342,540)
Microsoft Corp.	Susquehanna	Call	270.00 USD	1/21/22	48	12,960	(318,679)
Microsoft Corp.	Bank of America	Call	270.00 USD	1/21/22	28	7,560	(185,896)
Microsoft Corp.	Bank of America	Call	275.00 USD	1/21/22	28	7,700	(171,999)
Microsoft Corp.	Susquehanna	Call	275.00 USD	1/21/22	48	13,200	(294,856)
Microsoft Corp.	Bank of America	Call	280.00 USD	1/21/22	28	7,840	(158,129)
Microsoft Corp.	Citigroup	Call	280.00 USD	1/21/22	189	52,920	(1,067,368)
Microsoft Corp.	Susquehanna	Call	300.00 USD	1/20/23	187	56,100	(1,129,085)
Microsoft Corp.	Susquehanna	Call	320.00 USD	1/20/23	65	20,800	(310,430)
Microsoft Corp.	Citigroup	Call	330.00 USD	1/20/23	61	20,130	(256,600)
Microsoft Corp.	Susquehanna	Call	330.00 USD	1/20/23	65	21,450	(273,426)
Microsoft Corp.	Susquehanna	Call	340.00 USD	1/20/23	65	22,100	(239,315)
Microsoft Corp.	Citigroup	Call	340.00 USD	1/20/23	126	42,840	(463,903)
Microsoft Corp.	Citigroup	Call	350.00 USD	1/20/23	126	44,100	(403,680)
Microsoft Corp.	JPMorgan Chase	Call	350.00 USD	1/20/23	64	22,400	(205,044)

See accompanying notes to the financial statements.

10

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2021

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Value

Microsoft Corp.	Susquehanna	Call	350.00 USD	1/20/23	65	$22,750	$(208,247)
Microsoft Corp.	JPMorgan Chase	Call	355.00 USD	1/20/23	64	22,720	(190,899)
Microsoft Corp.	JPMorgan Chase	Call	360.00 USD	1/20/23	64	23,040	(177,526)
Microsoft Corp.	Citigroup	Call	360.00 USD	1/20/23	65	23,400	(180,300)
Microsoft Corp.	Citigroup	Call	365.00 USD	1/20/23	44	16,060	(113,382)
Northrop Grumman Corp.	Credit Suisse First Boston	Call	315.00 USD	1/21/22	30	9,450	(217,594)
Northrop Grumman Corp.	Credit Suisse First Boston	Call	325.00 USD	1/21/22	30	9,750	(187,731)
NXP Semiconductors NV	JPMorgan Chase	Call	195.00 USD	1/21/22	48	9,360	(163,082)
NXP Semiconductors NV	JPMorgan Chase	Call	200.00 USD	1/21/22	48	9,600	(140,004)
NXP Semiconductors NV	JPMorgan Chase	Call	210.00 USD	1/21/22	48	10,080	(95,856)
PepsiCo, Inc.	Susquehanna	Call	145.00 USD	1/21/22	80	11,600	(230,364)
PepsiCo, Inc.	Susquehanna	Call	155.00 USD	1/21/22	79	12,245	(149,136)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	175.00 USD	1/21/22	38	6,650	(98,224)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	180.00 USD	1/21/22	78	14,040	(164,068)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	185.00 USD	1/21/22	78	14,430	(127,568)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	190.00 USD	1/21/22	40	7,600	(47,632)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	220.00 USD	1/20/23	88	19,360	(94,227)
PNC Financial Services Group, Inc. (The)	Citigroup	Call	230.00 USD	1/20/23	88	20,240	(70,033)
Ross Stores, Inc.	Credit Suisse First Boston	Call	130.00 USD	1/21/22	19	2,470	(83)
Ross Stores, Inc.	Credit Suisse First Boston	Call	135.00 USD	1/21/22	19	2,565	(34)
Ross Stores, Inc.	Bank of America	Call	135.00 USD	1/21/22	9	1,215	(16)
Ross Stores, Inc.	Bank of America	Call	140.00 USD	1/21/22	9	1,260	(7)
Thermo Fisher Scientific, Inc.	Citigroup	Call	560.00 USD	1/21/22	21	11,760	(226,801)
Thermo Fisher Scientific, Inc.	Citigroup	Call	580.00 USD	1/21/22	44	25,520	(388,879)
Thermo Fisher Scientific, Inc.	Citigroup	Call	600.00 USD	1/21/22	23	13,800	(158,824)
UnitedHealth Group, Inc.	Citigroup	Call	400.00 USD	1/21/22	19	7,600	(194,794)
UnitedHealth Group, Inc.	Citigroup	Call	410.00 USD	1/21/22	19	7,790	(175,917)
UnitedHealth Group, Inc.	Citigroup	Call	420.00 USD	1/21/22	19	7,980	(157,091)
UnitedHealth Group, Inc.	Citigroup	Call	460.00 USD	1/21/22	10	4,600	(43,881)
UnitedHealth Group, Inc.	Citigroup	Call	470.00 USD	1/21/22	10	4,700	(34,786)
Visa, Inc.	JPMorgan Chase	Call	220.00 USD	1/21/22	55	12,100	(14,924)
Visa, Inc.	Credit Suisse First Boston	Call	225.00 USD	1/21/22	65	14,625	(8,203)
Visa, Inc.	JPMorgan Chase	Call	225.00 USD	1/21/22	55	12,375	(6,941)
Visa, Inc.	Goldman Sachs	Call	225.00 USD	1/21/22	79	17,775	(9,969)
Visa, Inc.	Goldman Sachs	Call	230.00 USD	1/21/22	79	18,170	(4,567)
Visa, Inc.	JPMorgan Chase	Call	230.00 USD	1/21/22	56	12,880	(3,237)
Visa, Inc.	Credit Suisse First Boston	Call	230.00 USD	1/21/22	65	14,950	(3,758)
Visa, Inc.	Credit Suisse First Boston	Call	235.00 USD	1/21/22	65	15,275	(1,874)
Visa, Inc.	Credit Suisse First Boston	Call	240.00 USD	1/21/22	38	9,120	(608)
Visa, Inc.	Credit Suisse First Boston	Call	245.00 USD	1/21/22	89	21,805	(857)
Visa, Inc.	Citigroup	Call	250.00 USD	1/21/22	36	9,000	(218)
Waste Management, Inc.	Credit Suisse First Boston	Call	130.00 USD	1/21/22	38	4,940	(140,220)
Yum! Brands, Inc.	JPMorgan Chase	Call	105.00 USD	1/21/22	21	2,205	(71,106)
Yum! Brands, Inc.	JPMorgan Chase	Call	110.00 USD	1/21/22	21	2,310	(60,606)
Yum! Brands, Inc.	JPMorgan Chase	Call	120.00 USD	1/21/22	184	22,080	(347,580)
Yum! Brands, Inc.	JPMorgan Chase	Call	125.00 USD	1/21/22	76	9,500	(106,035)

Total (Premiums $12,873,423)							$(27,477,844)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

Balances Reported in the Statement of Assets and Liabilities for Options Written

Value
Options Written	$(27,477,844)

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2021

Assets:
Investment securities, at cost	$1,146,958,939

Investment securities, at value(a)	$1,472,785,026
Cash	353,618
Interest and dividends receivable	2,137,820
Foreign currency, at value (cost $19,962)	19,962
Receivable for investments sold	1,088,749
Reclaims receivable	1,436
Prepaid expenses	6,859

Total Assets	1,476,393,470

Liabilities:
Payable for investments purchased	12,373,708
Payable for capital shares redeemed	217,711
Payable for collateral received on loaned securities	11,161,178
Written Options (Premiums received $12,873,423)	27,477,844
Manager fees payable	838,874
Administration fees payable	209,547
Distribution fees payable	299,599
Custodian fees payable	5,840
Administrative and compliance services fees payable	2,057
Transfer agent fees payable	1,155
Trustee fees payable	11,553
Other accrued liabilities	40,883

Total Liabilities	52,639,949

Net Assets	$1,423,753,521

Net Assets Consist of:
Paid in capital	$948,188,653
Total distributable earnings	475,564,868

Net Assets	$1,423,753,521

Shares of beneficial interest (unlimited number of shares authorized, no par value)	64,893,114
Net Asset Value (offering and redemption price per share)	$21.94

(a)	Includes securities on loan of $10,761,710.

Statement of Operations

For the Year Ended December 31, 2021

Investment Income:
Interest	$12,270,245
Dividends	11,590,348
Income from securities lending	39,083
Foreign withholding tax	(22,995)

Total Investment Income	23,876,681

Expenses:
Management fees	10,522,398
Administration fees	482,376
Distribution fees	3,507,466
Custodian fees	33,145
Administrative and compliance services fees	14,523
Transfer agent fees	5,310
Trustee fees	61,091
Professional fees	54,457
Shareholder reports	38,804
Other expenses	23,550

Total expenses before reductions	14,743,120
Less Management fees contractually waived	(701,514)

Net expenses	14,041,606

Net Investment Income/(Loss)	9,835,075

Net realized and Change in net unrealized gains/losses on investments:
Net realized gains/(losses) on securities and foreign currencies	166,146,172
Net realized gains/(losses) on written options contracts	2,059,105
Change in net unrealized appreciation/depreciation on securities and foreign currencies	61,809,805
Change in net unrealized appreciation/depreciation on written options contracts	(6,855,794)

Net realized and Change in net unrealized gains/losses on investments	223,159,288

Change in Net Assets Resulting From Operations	$232,994,363

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020

Change In Net Assets:
Operations:
Net investment income/(loss)	$9,835,075	$11,697,681
Net realized gains/(losses) on investments	168,205,277	153,316,216
Change in unrealized appreciation/depreciation on investments	54,954,011	25,878,025

Change in net assets resulting from operations	232,994,363	190,891,922

Distributions to Shareholders:
Distributions	(169,653,015)	(105,007,013)

Change in net assets resulting from distributions to shareholders	(169,653,015)	(105,007,013)

Capital Transactions:
Proceeds from shares issued	15,884,100	58,978,742
Proceeds from dividends reinvested	169,653,015	105,007,013
Value of shares redeemed	(161,378,519)	(185,127,376)

Change in net assets resulting from capital transactions	24,158,596	(21,141,621)

Change in net assets	87,499,944	64,743,288
Net Assets:
Beginning of period	1,336,253,577	1,271,510,289

End of period	$1,423,753,521	$1,336,253,577

Share Transactions:
Shares issued	710,118	3,181,285
Dividends reinvested	8,097,996	5,384,975
Shares redeemed	(7,118,225)	(10,053,776)

Change in shares	1,689,889	(1,487,516)

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2021	2020	2019	2018	2017

Net Asset Value, Beginning of Period	$21.14	$19.66	$16.93	$18.03	$16.48

Investment Activities:
Net Investment Income/(Loss)	0.16 (a)	0.19 (a)	0.26 (a)	0.41	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	3.54	3.10	3.79	(0.31)	2.28

Total from Investment Activities	3.70	3.29	4.05	0.10	2.45

Distributions to Shareholders From:
Net Investment Income	(0.23)	(0.29)	(0.42)	(0.17)	(0.24)
Net Realized Gains	(2.67)	(1.52)	(0.90)	(1.03)	(0.66)

Total Dividends	(2.90)	(1.81)	(1.32)	(1.20)	(0.90)

Net Asset Value, End of Period	$21.94	$21.14	$19.66	$16.93	$18.03

Total Return(b)	18.12%	17.48%	24.38%	0.38%	15.04%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,423,754	$1,336,254	$1,271,510	$1,079,607	$1,146,974
Net Investment Income/(Loss)	0.70%	0.97%	1.36%	2.25%	0.97%
Expenses Before Reductions(c)	1.05%	1.06%	1.05%	1.05%	1.05%
Expenses Net of Reductions	1.00%	1.01%	1.00%	1.00%	1.00%
Portfolio Turnover Rate	49%	87%	45%	70%	65%

(a)	Calculated using the average shares method.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services —Investment Companies.” The Trust consists of 20 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 19 are presented in separate reports. The Fund is a diversified series of the Trust.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of distributions from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust, Allianz Variable Insurance Products Fund of Funds Trust and AIM ETF Products Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments. All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned on the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2021 are presented on the Fund’s Schedule of Portfolio Investments.

Cash collateral received in connection with securities lending is invested on behalf of the Fund in the BlackRock Liquidity FedFund, Institutional Class, a money market fund which invests in short-term investments that have a remaining maturity of 397 days or less in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the securities lending agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,914 during the year ended December 31, 2021. These fees have been netted against “Income from securities lending” on the Statement of Operations. The Fund had securities lending transactions of $11,161,178 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2021. At December 31, 2021, there were no master netting provisions in the securities lending agreement.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2021, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized Gains/(Losses)

AZL T. Rowe Price Capital Appreciation Fund	$—	$1,270,862	$391,756

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2021, the Fund wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option when purchasing options. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract. There was no purchased option activity during the period.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. As of December 31, 2021, securities valued at $40,556,168 have been segregated as collateral as reported on the Fund’s Schedule of Portfolio Investments. For the year ended December 31, 2021, the monthly average notional amount for written options contracts was $2.1 million. Realized gains and losses are reported as “Net realized gains/(losses) on written options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Value	Statement of Assets and Liabilities Location	Total Value
Equity Risk

Options Contracts		$—	Written Options contracts	$27,477,844

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2021:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Options Contracts	Net Realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written option contracts	$2,059,105	$(6,855,794)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2021. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2021.

As of December 31, 2021, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written option contracts	$—	$27,477,844

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	27,477,844
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$—	$27,477,844

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2021:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities

Bank of America	$516,047	$—	$(516,047)	$—	$—
Citigroup	5,435,429	—	—	—	5,435,429
Credit Suisse First Boston	2,991,184	—	—	—	2,991,184
Goldman Sachs	8,234,364	—	(8,234,364)	—	—
JPMorgan Chase	4,255,943	—	—	—	4,255,943
Royal Bank of Canada	595,021	—	—	—	595,021
Susquehanna	5,449,856	—	—	—	5,449,856

Total	$27,477,844	$—	$(8,750,411)	$—	$18,727,433

*

The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Management fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2023.

For the year ended December 31, 2021, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit

AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*

The Manager waived, prior to any application of expense limit, the management fee to 0.70% on all assets in order to maintain a more competitive expense ratio. The Manager reserves the right to increase the management fee to the amount shown in the table above (i.e., discontinue the waiver) at any time after April 30, 2023.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

Any amounts contractually waived or reimbursed by the Manager with respect to the annual expense limit in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2021, there were no remaining contractual reimbursements subject to repayment by the Fund in subsequent years.

Management fees which the Manager waived in order to maintain more competitive expense ratios are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Trust and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. The independent third party pricing service may also use systematic valuations models or provide evaluated bid or mean prices. These valuations are considered as Level 2 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. These procedures include the Fund’s use of a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

The following is a summary of the valuation inputs used as of December 31, 2021 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Common Stocks+	$1,033,024,381	$—	$—	$1,033,024,381
Preferred Stocks+	11,717,627	—	—	11,717,627
Convertible Preferred Stock+	1,852,485	—	—	1,852,485
Asset Backed Securities	—	3,533,510	—	3,533,510
Bank Loans	—	171,612,053	—	171,612,053
Corporate Bonds+	—	114,308,821	—	114,308,821
Yankee Debt Obligations+	—	3,628,494	—	3,628,494
Short-Term Security Held as Collateral for Securities on Loan	11,161,178	—	—	11,161,178
Unaffiliated Investment Company	121,946,477	—	—	121,946,477

Total Investment Securities	1,179,702,148	293,082,878	—	1,472,785,026

Other Financial Instruments:*
Written Options	—	(27,477,844)	—	(27,477,844)

Total Investments	$1,179,702,148	$265,605,034	$—	$1,445,307,182

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2021, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales

AZL T. Rowe Price Capital Appreciation Fund	$612,783,202	$713,636,434

6. Investment Risks

The risks below are presented in an order intended to facilitate readability. Their order does not imply that the realization of one risk is more likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Interest Rate Risk: Debt securities held by the Fund may decline in value due to rising interest rates. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

London Interbank Offering Rate (“LIBOR”) Risk: Certain investments held by the Fund may pay or receive interest at floating rates based on LIBOR. The United Kingdom Financial Conduct Authority has announced that it will stop compelling banks to submit rates for many LIBOR settings after December 31, 2021, and for certain other commonly-used U.S. dollar LIBOR settings after June 30, 2023. The transition away from LIBOR could result in increased volatility and uncertainty in markets tied to LIBOR. The elimination of LIBOR may adversely affect the market for, or value of, specific securities or payments linked to LIBOR rates, the availability or terms of borrowing or refinancing, or the effectiveness of hedging strategies. To the extent that the Fund’s investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition from the LIBOR reference rate. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor or SOFR) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment, as well as natural disasters, and outbreaks of infectious illnesses or other widespread public health issues.

Mortgage-Related and Other Asset-Backed Securities Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, investments in mortgage-related securities may cause the Fund to exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If the Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Coronavirus (COVID-19) Pandemic

The current outbreak of the novel strain of coronavirus, COVID-19, has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, defaults and other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally. The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

8. New Regulatory Pronouncements

In October 2020 the SEC adopted new Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives contracts the Fund can enter and replaces the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act, among other requirements. In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act, which establishes an updated regulatory framework for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit boards, subject to board oversight and certain other conditions, to designate certain parties to perform fair value determinations. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. Management is currently evaluating the effect, if any, that the new Rules will have on the Fund’s operations, oversight and financial statements. The compliance date is August 19, 2022 and September 8, 2022 for Rule 18f-4 and Rule 2a-5, respectively.

9. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2021 is $1,138,308,924. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$329,076,020
Unrealized (depreciation)	(22,077,762)

Net unrealized appreciation/(depreciation)	$306,998,258

The tax character of dividends paid to shareholders during the year ended December 31, 2021 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$157,670,065	$11,982,950	$169,653,015

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2020, was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)

AZL T. Rowe Price Capital Appreciation Fund	$78,912,829	$26,094,184	$105,007,013

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2021

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)

AZL T. Rowe Price Capital Appreciation Fund	$156,731,925	$14,850,309	$—	$306,998,258	$478,580,492

(a)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales, foreign currency gains or losses, mark-to-market of passive foreign investment companies, return of capital from underlying investments, straddles and other miscellaneous differences.

10. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2021, the Fund had multiple shareholder accounts which are affiliated with the Manager representing ownership in excess of 95% of the Fund. Investment activities of the shareholder could have a material impact to the Fund.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Allianz Variable Insurance Products Trust and Shareholders of

AZL T. Rowe Price Capital Appreciation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AZL T. Rowe Price Capital Appreciation Fund (one of the funds constituting Allianz Variable Insurance Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021, and the financial highlights for each of the four years ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2017 and the financial highlights for the year ended December 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Allianz Variable Insurance Products complex since 2018.

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2021, 4.56% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2021, the Fund declared net short-term capital gain distributions of $144,241,130.

During the year ended December 31, 2021, the Fund declared net long-term capital gain distributions of $11,982,950.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Schedules of Portfolio Holdings for the Fund are available without charge on the Commission’s website at http://www.sec.gov, or may be obtained by calling 800-624-0197.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least April 30, 2023 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the investment decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products, and not in the retail fund market.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently considered and approved retention of the new Subadviser.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and the portfolio management agreements (the “Subadvisory Agreements”; and together with the Management Agreement, the “Advisory Contracts”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature, extent and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act (“Independent Trustees”), are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Advisory Contracts.

Each member of the Board considered and weighed these factors in light of his or her experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds. The Board is assisted in its deliberations by the advice of independent legal counsel to the Independent Trustees (“Independent Trustee Counsel”). In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meetings at which the Board’s formal review of the Advisory Contracts occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of Advisory Contracts is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s) and certain competitor or “peer group” funds), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to peer group and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature, extent and quality of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the Advisory Contracts, but also the fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

In assessing the Advisory Organizations’ performance of their obligations, the Board may also consider whether there has occurred a circumstance or event that would constitute a reason for it to not renew an Advisory Contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

The Advisory Contracts were most recently considered at Board meetings held in the summer and fall of 2021. Information relevant to the approval of such Advisory Contracts was considered at Board meetings held June 21, 2021, and September 14, 2021, as well as in various other meetings preceding those meetings. Pursuant to an exemptive order issued by the SEC (the “Exemptive Order”), providing relief from in-person meeting requirements under the 1940 Act, the Board, including the Independent Trustees, determined that reliance on the Exemptive Order was necessary and appropriate due to the circumstances related to the current and potential effects of the COVID-19 pandemic and determined to

25

vote on the renewal of the Advisory Contracts at a meeting held by video conference call at which all Board members, including the Independent Trustees, participated and were able to hear each other simultaneously during the meeting. Accordingly, the Advisory Contracts were approved by the Board at a meeting on September 14, 2021. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2023. Additionally, at a subsequent meeting held November 16, 2021, the Board considered and approved a recommendation to add two new sub-subadvisors affiliated with the Subadviser to assist the Subadviser to the AZL Enhanced Bond Index Fund.

In connection with such meetings, the Board requested and evaluated extensive materials from the Advisory Organizations, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third-party provider and other sources believed to be reliable by the Manager and the Trustees. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Contracts with management and with Independent Trustee Counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. The Independent Trustees also discussed the proposed approval in private sessions with Independent Trustee Counsel at which no representatives of the Manager or Subadvisers were present. In reaching their determinations relating to the approval of the Advisory Contracts, in respect of each Fund, each member of the Board considered all factors he or she believed relevant. The Board based its decision to approve the Advisory Contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

Shareholder reports must include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the oversight of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for others to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any other service providers retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of the services provided has continued to expand as a result of regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board members concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Advisory Contracts.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every quarterly Board meeting, as well as the summer and fall 2021 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods, to the extent available. The performance information considered includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups as reported by Lipper. For example, in connection with the Board meetings held June 21, 2021, and September 14, 2021, the Manager reported that for the one-year period ended December 31, 2020, seven Funds were in the top 40%, eight were in the middle 20%, and four were in the bottom 40%, and for the three-year period ended December 31, 2020, six Funds were in the top 40%, eight were in the middle 20% and five were in the bottom 40%. The Manager also reported that of the seventeen Funds for which performance information was available for the five-year period ended December 31, 2020, seven Funds were in the top 40%, five were in the middle 20%, and five were in the bottom 40%. For Funds which are index funds, the Board each quarter also receives information on the extent, if any, to which such Funds deviate from their particular benchmark index (referred to as “index attribution”).

Only four Funds, the AZL Russell 1000 Value Index Fund, AZL Enhanced Bond Index Fund, AZL DFA Five-Year Global Fixed Income Fund, and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the portfolio managers of the AZL Russell 1000 Value Index Fund in December 2021, of the AZL Enhanced Bond Index Fund and the AZL Government Money Market Fund in February 2020, and of the AZL DFA Five-Year Global Fixed Income Fund in February 2021, to receive and review enhanced reporting on each Fund’s current investment strategy, process and outlook. As a result of these discussions, the Board understood that the underperformance of these Funds was primarily a consequence of headwinds faced by their long-term investment strategies and not a reflection of the nature, extent or quality of services being provided by the respective Subadvisers. The Board also considered that the relative performance of the AZL Government Money Market Fund had been impacted by low short-term interest rates during the periods measured.

Other funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in more recent periods.

At the Board meeting held September 14, 2021, the Board also received updated performance information for the Funds, including updated Lipper peer group ranking information, for various periods ending June 30, 2021.

Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. The Board noted that the subadvisory fees are paid by the Manager to each Subadviser and are not additional fees borne by the Funds. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by the Funds’ peer groups. For the 19 Funds reviewed by the Board in the summer and fall of 2021, 16 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

26

Based upon the information provided, the management fee ranking in 2020 for the 19 Funds was as follows: (1) 16 of the Funds had management fee rankings at or below the 65th percentile (with 11 Funds at or below the 50th percentile); and (2) for the AZL Enhanced Bond Index Fund, the AZL MSCI Emerging Markets Equity Index Fund, and the AZL MSCI Global Equity Index Fund, it was determined that there was poor peer group comparability due to the lack of direct peers.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which include advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2018 through 2020. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board considered the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board that the Subadvisory Agreements with the Subadvisers, none of which are affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board noted that the total assets in all of the Funds, as of December 31, 2020, were approximately $15.8 billion, and that no single Fund had assets in excess of $2.8 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses similar to implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Advisory Contracts or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

In conclusion, after full consideration of the above factors, as well as such other factors as each member of the Board considered instructive in evaluating the Advisory Contracts, the Board concluded that the advisory fees were reasonable, and that the continuation of the Advisory Contracts was in the best interest of the Funds.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust (“FOF Trust”) and the AIM ETF Products Trust (“ETF Trust”) (collectively, the Trust, the FOF Trust, and ETF Trust are the “AIM Complex”). There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, years of birth, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Independent Trustees(1)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex(3)	Other Directorships Held Outside the AIM Complex During Past 5 Years

Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Retired; previously, Chairman, Emrys Analytics (a company focused on predictive analytics, artificial intelligence in insurance underwriting and cyber risk) and subsidiaries, 2015 to 2018; Chairman, Argus Investment Strategies Fund Ltd., 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to 2016, Consultant thereafter; Chairman, Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Sterling Trust (Cayman) Ltd. 2015 to present	46	Argus Group Holdings and Subsidiaries, Deputy Chairman; Sterling Trust (Cayman) Ltd., Chairman; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance..

Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	46	None

Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Chief Operations Officer, Hartford Funds, 2012 to 2013	46	Diamond Hill Funds (10 funds)

Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; previously, Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., 2013 to 2019	46	Connecticut Water Service, Inc.

Jack Gee (1959) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 1/22 (Consultant to the Independent Trustees since 2/20)(3)	Retired; previously, Managing Director, BlackRock, Inc., Treasurer and Chief Financial Officer U.S. iShares, 2004 to 2019	46	Engine No. 1 ETF Trust (2 Funds); Esoterica Thematic Trust (2019 - 2020)

Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, CEO, Health eSense Inc.(a medical device company), 2015 to 2018, and Connecticut Innovations, Inc. (a venture capital firm), 2012 to 2015	46	None

Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; previously, senior executive for Lifetouch National School Studios (a photography company), 2006 to 2014, Jostens (a producer of year books and class rings), 2001 to 2006, and Fortis Financial Group, 1997 to 2001	46	None

Interested Trustee(4)

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, 2010 to present; Vice President, Allianz Life, 2011 to present	46	None

(1)	Each of the Independent Trustees is a member of the Audit Committee.

(2)	Indefinite.

(3)

Prior to January 1, 2022, Mr. Gee served as a consultant to the Independent Trustees since February 2020, during which he attended meetings of the Board and its standing committees, including the audit committee, solely in his capacity as a consultant, and was not entitled to vote.

(4)	Is an “interested person,” as defined by the 1940 Act, due to employment by Allianz Life and the Manager.

28

Officers

Name, Address, and Birth Year	Positions Held with AIM Complex	Term of Office(1)/ Length of Time Served	Principal Occupation(s) During Past 5 Years

Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, 2011 to present.

Erik Nelson (1972) 5701 Golden Hills Drive Minneapolis, MN 55416	Secretary	Since 12/20	Chief Legal Officer, Allianz Investment Management LLC; Senior Counsel, Allianz Life, 2008 to present.

Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc., 2011 to present.

Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(2) and Anti-Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the Trust and the VIP Trust, 2014 to present, and the ETF Trust, 2020 to present.

Darin Egbert (1975) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 02/16	Vice President, Allianz Investment Management LLC, 2020 to present; previously, Assistant Vice President, Allianz Investment Management LLC, 2015 to 2020.

Michael Tanski (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 04/09	Assistant Vice President, Allianz Investment Management LLC, 2013 to present.

(1)	Indefinite.

(2)

The Manager and the Trust are parties to a Compliance Services Agreement under which the Manager provides an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees and Officers. The SAI is available without charge, upon request, by calling toll-free 800-624-0197 or at https://www.allianzlife.com.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1221 02/22

Item 2.	Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Tamara Lynn Fagely, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

	2021	2020
(a) Audit Fees	$337,653	$329,300
(b) Audit-Related Fees	$0	$0
Related to the consent on Form N-1A for the annual registration statement.

	2021	2020
(c) Tax Fees	$122,692	$125,375
Preparation of the funds’ federal income tax returns.

	2021	2020
(d) All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be specifically approved by the Committee. The Committee may delegate preapproval authority to one or more of its members but has not done so. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor.

4(e)(2)

During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

2021	2020
$122,692	$125,375

4(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are furnished herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)		/s/ Brian Muench
Brian Muench, Principal Executive Officer
Date	February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Brian Muench
Brian Muench, Principal Executive Officer
Date	February 25, 2022

By (Signature and Title) /s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer
Date	February 28, 2022